Filed with the Securities and Exchange Commission on April 7, 2020
REGISTRATION NO. 333-162678
INVESTMENT COMPANY ACT NO. 811-07975
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 30
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 168
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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
-----------------
WILLIAM J. EVERS
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREEET
NEWARK, NEW JERSEY 07102-2992
(973) 802-6000
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated April 27, 2020
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

On March 27, 2020 (Date of Enactment), Congress passed and President Trump signed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans.
Waiver of Required Minimum Distributions (RMDs) for 2020
The requirement to take minimum distributions from defined contribution plans and IRAs is waived for 2020.  The waiver would apply to any RMD due from such an arrangement in 2020, even RMDs with respect to the 2019 tax year that are due in 2020.  For example, if an IRA owner turned age 70½ in 2019, they owe an RMD for the 2019 tax year but can wait until 4/1/20 to take it.  If they did not take that first RMD in 2019, the bill waives it, along with the requirement to take their second RMD (for the 2020 tax year) by the end of 2020.  The relief applies both to lifetime and post-death RMDs.  In that regard, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year.  It is unclear whether this treatment applies for the 10-year period imposed by the SECURE Act. Although also unclear, the 1-year election rule for life expectancy payments by an eligible beneficiary may be extended based on the position the IRS took in Notice 2009-82.
Withdrawals from Employer Plans and IRAs, including Roth IRAs
Relief is provided for “coronavirus-related distributions” from qualified plans and IRAs. The relief applies to such distributions made at any time during the 2020 calendar year, as follows:

•	Permits such distributions to be treated as in-service distributions, even if such amounts are not otherwise distributable from the plan under sections 401(k), 403(b), or 457, as applicable;

•	Provides an exception to the 10% early distribution penalty under Code section 72(t) (but not for the similar penalty tax under Code section 72(q) that applies to non-qualified annuities);

•	Exempts such distributions from the 402(f) notice requirements and mandatory 20% withholding applicable to eligible rollover distributions, as applicable;

•
Permits the individual to include income attributable to such distributions ratably over the three-year period beginning with the year the distribution would otherwise be taxable (this spreading would apply unless the taxpayer elects out); and

•
Permits recontribution of such distribution to a plan or IRA within three years, in which case the recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e. , an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan.  The relief would be limited to aggregate distributions of $100,000.  See below for a description of who is eligible for the relief.
Plan Loans
The following relief is provided with respect to plan loans (if available under a contract) taken by any “qualified individual” who is affected by the coronavirus:

•
For loans made during the 180-day period beginning on the date of enactment, the maximum loan amount would be increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.  Note that Department of Labor regulations require that plan loans be secured by no more than half of the account balance.  It is not clear whether this is an impediment to increasing the loan limit to 100% of the account balance.  We understand that DOL is aware of this issue.

•
The due date for any repayment on a loan that otherwise is due between the date of enactment and December 31, 2020, would be delayed for one year.  This also would extend the maximum loan period (normally five years).

Based on prior IRS guidance involving similar relief for natural disasters, all of the changes would be optional for plans See below for a description of who is eligible for the plan loan relief.

PPRTNY2PROS

Eligible Individuals for Withdrawal and Loan Relief
The administrator of an eligible retirement plan may rely on an employee’s certification that the employee satisfies the conditions for eligibility.  The eligibility criteria for the relief remain the same, meaning the individual must fall within one of the following categories:

•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;

•	The individual’s spouse or dependent is diagnosed with such virus or disease; or

•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

IRS Guidance
Extension of IRA Contribution Deadline
The deadline for making an IRA or Roth IRA contribution has been extended until July 15, 2020, the extended deadline for filing an individual’s 2019 tax return.

PPRTNY2PROS

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIESSM (“X SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY C SERIESSM (“C SERIES”)
(For Annuities purchased prior to February 25, 2013)
Flexible Premium Deferred Annuities
PROSPECTUS: April 27, 2020
This prospectus describes four different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Please speak to your financial professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Purchase Credits with respect to certain Purchase Payments you make, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

PPRTNY2PROS

AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL
INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 27, 2020	Statement of Additional Information Dated: April 27, 2020

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio[1]
AST Advanced Strategies Portfolio[1]
AST AllianzGI World Trends Portfolio[1]
AST AQR Emerging Markets Equity Portfolio[4]
AST AQR Large-Cap Portfolio[4]
AST Balanced Asset Allocation Portfolio[1]
AST BlackRock Global Strategies Portfolio[1]
AST BlackRock Low Duration Bond Portfolio[3]
AST BlackRock/Loomis Sayles Bond Portfolio[3]
AST Bond Portfolio 2020[2]
AST Bond Portfolio 2021[2]
AST Bond Portfolio 2022[2]
AST Bond Portfolio 2023[2]
AST Bond Portfolio 2024[2]
AST Bond Portfolio 2025[2]
AST Bond Portfolio 2026[2]
AST Bond Portfolio 2027[2]
AST Bond Portfolio 2028[2]
AST Bond Portfolio 2029[2]
AST Bond Portfolio 2030[2]
AST Bond Portfolio 2031[2]
AST Capital Growth Asset Allocation Portfolio[1]
AST ClearBridge Dividend Growth Portfolio[3]
AST Cohen & Steers Global Realty Portfolio[3]
AST Cohen & Steers Realty Portfolio[3]
AST Emerging Markets Equity Portfolio[3]
AST Fidelity Institutional AM® Quantitative Portfolio[1,5]
AST Goldman Sachs Multi-Asset Portfolio[1]
AST Goldman Sachs Small-Cap Value Portfolio[3]
AST Government Money Market Portfolio[3]
AST High Yield Portfolio[3]
AST Hotchkis & Wiley Large-Cap Value Portfolio[3]
AST International Growth Portfolio[3]
AST International Value Portfolio[3]
AST Investment Grade Bond Portfolio[2]
AST J.P. Morgan Global Thematic Portfolio[1]
AST J.P. Morgan International Equity Portfolio[3]
AST J.P. Morgan Strategic Opportunities Portfolio[1]
AST Jennison Large-Cap Growth Portfolio[3]
AST Large-Cap Core Portfolio[4]
AST Legg Mason Diversified Growth Portfolio[4,6]

AST Loomis Sayles Large-Cap Growth Portfolio[3]
AST MFS Global Equity Portfolio[3]
AST MFS Growth Allocation Portfolio[1]
AST MFS Growth Portfolio[3]
AST MFS Large-Cap Value Portfolio[3]
AST Mid-Cap Growth Portfolio[3]
AST Neuberger Berman/LSV Mid-Cap Value Portfolio[3]
AST Preservation Asset Allocation Portfolio[1]
AST Prudential Core Bond Portfolio[3]
AST Prudential Growth Allocation Portfolio[1]
AST QMA US Equity Alpha Portfolio[3]
AST Quantitative Modeling Portfolio[4]
AST Small-Cap Growth Opportunities Portfolio[3]
AST Small-Cap Growth Portfolio[3]
AST Small-Cap Value Portfolio[3]
AST T. Rowe Price Asset Allocation Portfolio[1]
AST T. Rowe Price Growth Opportunities Portfolio[4,6]
AST T. Rowe Price Large-Cap Growth Portfolio[3]
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio[3]
AST Templeton Global Bond Portfolio[3]
AST WEDGE Capital Mid-Cap Value Portfolio[3]
AST Wellington Management Hedged Equity Portfolio[1]
AST Western Asset Core Plus Bond Portfolio[3]
AST Western Asset Emerging Markets Debt Portfolio[4]
Prudential Series Funds
PSF Small Capitalization Stock Portfolio – Class I4
PSF Stock Index Portfolio – Class I4

(1) Available with all living and death benefits.
(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(3) Not available with HDI v2.1 and 2.0 Suite of benefits.
(4) Not available if you purchased any optional benefit.
(5) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
(6) Not available with the X Series product.

(i)

VALUING YOUR INVESTMENT	96
VALUING THE SUB-ACCOUNTS	96
PROCESSING AND VALUING TRANSACTIONS	96
TAX CONSIDERATIONS	98
NONQUALIFIED ANNUITIES	98
QUALIFIED ANNUITIES	101
OTHER INFORMATION	108
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT	108
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS	110
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY	111
FINANCIAL STATEMENTS	113
INDEMNIFICATION	113
LEGAL PROCEEDINGS	113
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	113
HOW TO CONTACT US	113

APPENDIX A – ACCUMULATION UNIT VALUES	A-1
APPENDIX B – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS	B-1
APPENDIX C – HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS	C-1
APPENDIX D – HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
D-1
APPENDIX E – OPTIONAL DEATH BENEFITS	E-1
APPENDIX F – FORMULA FOR GRO PLUS II	F-1
APPENDIX G – FORMULA FOR HIGHEST DAILY GRO II	G-1
APPENDIX H – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS
H-1

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: Annuitization is the process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Investment Option: A Sub-account or other option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Credit: Under the X Series only, an amount that we add to your Annuity when you make a Purchase Payment. We are entitled to recapture Purchase Credits under certain circumstances. See “Purchasing Your Annuity – Purchase Credits under the X Series,” for more details.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets that are held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company of New Jersey.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering one of the Annuities. The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

ANNUITY OWNER TRANSACTION EXPENSES
CONTINGENT DEFERRED SALES CHARGE (“CDSC”) 1
X SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	9.0%
1 year old or older, but not yet 2 years old	9.0%
2 years old or older, but not yet 3 years old	9.0%
3 years old or older, but not yet 4 years old	9.0%
4 years old or older, but not yet 5 years old	8.0%
5 years old or older, but not yet 6 years old	8.0%
6 years old or older, but not yet 7 years old	8.0%
7 years old or older, but not yet 8 years old	5.0%
8 years old or older, but not yet 9 years old	2.5%
9 or more years old	0.0%
B SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	5.0%
6 years old or older, but not yet 7 years old	5.0%
7 years old, or older	0.0%
L SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	5.0%
4 or more years old	0.0%

C SERIES
There is no CDSC or other sales load applicable to the C Series.

FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Transfer Fee	$10	$10	$10	$10

1
The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the “age” of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the X Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to an 8% CDSC. Purchase Payments are withdrawn on a “first-in, first-out” basis.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Account Value)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Annual Maintenance Fee [2,4]	Lesser of $30 or 2%	Lesser of $30 or 2%	Lesser of $30 or 2%	Lesser of $30 or 2%

ANNUALIZED INSURANCE FEES/CHARGES [4] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE	X SERIES	B SERIES	L SERIES	C SERIES
Mortality & Expense Risk Charge: During First 9 Annuity Years	1.70%	1.15%	1.55%	1.60%
After 9th Annuity Year	1.15%	1.15%	1.15%	1.15%
Administration Charge	0.15%	0.15%	0.15%	0.15%
Total Annualized Insurance Fees/ Charges: During First 9 Annuity Years [4,5]	1.85%	1.30%	1.70%	1.75%
After 9th Annuity Year [4,5]	1.30%	1.30%	1.30%	1.30%

2
Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

3	The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.

4
For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.00%	1.85% +1.00%	1.30% +1.00%	1.70% +1.00%	1.75% +1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 [9] (assessed against greater of Account Value and Protected Withdrawal Value)

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.10%	1.85% +1.10%	1.30% +1.10%	1.70% +1.10%	1.75% +1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.40%	1.85% +1.40%	1.30% +1.40%	1.70% +1.40%	1.75% +1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.00%	1.85% +1.00%	1.30% +1.00%	1.70% +1.00%	1.75% +1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.10%	1.85% +1.10%	1.30% +1.10%	1.70% +1.10%	1.75% +1.10%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.40%	1.85% +1.40%	1.30% +1.40%	1.70% +1.40%	1.75% +1.40%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [6]	TOTAL ANNUALIZED CHARGE [7] for X SERIES	TOTAL ANNUALIZED CHARGE [7] for B SERIES	TOTAL ANNUALIZED CHARGE [7] for L SERIES	TOTAL ANNUALIZED CHARGE [7] for C SERIES
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	2.00%	1.85% +2.00%	1.30% +2.00%	1.70% +2.00%	1.75% +2.00%
Current Charge	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME [11] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.95%	1.85% +0.95%	1.30% +0.95%	1.70% +0.95%	1.75% +0.95%
HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.85%	1.85% +0.85%	1.30% +0.85%	1.70% +0.85%	1.75% +0.85%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME [12] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [7]	1.50%	1.85% +1.50%	1.30% +1.50%	1.70% +1.50%	1.75% +1.50%
Current Charge	0.95%	1.85% +0.95%	1.30% +0.95%	1.70% +0.95%	1.75% +0.95%
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II) Charge [8]	0.60%	2.45%	1.90%	2.30%	2.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II) Charge [8]	0.60%	2.45%	1.90%	2.30%	2.35%
(assessed as a percentage of the daily net assets of the Sub-accounts)
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”) Charge [8,13]	0.40%	2.25%	1.70%	2.10%	2.15%
(assessed as a percentage of the daily net assets of the Sub-accounts)

5
The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and the Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.

6	HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED:
For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.30% annualized charge of amounts invested in the Sub-accounts. For each of the L Series, X Series, and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.

Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.40% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime Income and Spousal Highest Daily Lifetime Income: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
Highest Daily Lifetime 6 Plus: 0.85% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
Spousal Highest Daily Lifetime 6 Plus: 0.95% current optional benefit charge is in addition to 1.30% annualized charge of amounts invested in the Sub-accounts for base Annuity after Annuity Year 9.
For GRO Plus II and Highest Daily GRO II: For B Series, the optional benefit charge plus base Annuity charge is 1.90% in all Annuity Years. In the case of L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.90% after the 9th Annuity Year.
Highest Anniversary Value Death Benefit: For B Series, the optional benefit charge plus base Annuity charge is 1.70% in all Annuity Years. In the case of the L Series, X Series, and C Series, the optional benefit charge plus base Annuity charge drops to 1.70% after the 9th Annuity Year.

7
We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

8
Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

9	This benefit is currently available to you subject to our eligibility requirements.

10	This benefit was offered from August 20, 2012 to February 24, 2013.

11	This benefit was offered from January 24, 2011 to August 19, 2012.

12	This benefit was offered from March 15, 2010 to January 23, 2011.

13	This benefit was offered from March 15, 2010 to August 19, 2012.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2019 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.31%	1.54%
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2019 , except as noted and except if the underlying Portfolio’s inception date is subsequent to December 31, 2019 . The “Total Annual Underlying Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.63%	0.04%	0.11%	0.04%	0.00%	0.57%	1.39%	0.01%	1.38%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.04%	0.95%	0.02%	0.93%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.03%	0.99%
AST AQR Emerging Markets Equity Portfolio*	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.01%	1.33%
AST AQR Large-Cap Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST BlackRock Global Strategies Portfolio*	0.81%	0.07%	0.25%	0.00%	0.00%	0.00%	1.13%	0.02%	1.11%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.06%	0.72%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.03%	0.00%	0.00%	0.77%	0.04%	0.73%
AST Bond Portfolio 2020	0.47%	0.18%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST Bond Portfolio 2021*	0.47%	0.22%	0.25%	0.00%	0.00%	0.01%	0.95%	0.01%	0.94%
AST Bond Portfolio 2022*	0.47%	0.29%	0.25%	0.00%	0.00%	0.00%	1.01%	0.08%	0.93%
AST Bond Portfolio 2023*	0.47%	0.49%	0.25%	0.00%	0.00%	0.00%	1.21%	0.28%	0.93%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2024*	0.47%	0.37%	0.25%	0.00%	0.00%	0.00%	1.09%	0.16%	0.93%
AST Bond Portfolio 2025*	0.47%	0.30%	0.25%	0.00%	0.00%	0.00%	1.02%	0.09%	0.93%
AST Bond Portfolio 2026	0.47%	0.13%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Bond Portfolio 2027	0.47%	0.15%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Bond Portfolio 2028*	0.47%	0.53%	0.25%	0.00%	0.00%	0.00%	1.25%	0.32%	0.93%
AST Bond Portfolio 2029*	0.47%	0.46%	0.25%	0.00%	0.00%	0.00%	1.18%	0.25%	0.93%
AST Bond Portfolio 2030*	0.47%	0.72%	0.25%	0.00%	0.00%	0.00%	1.44%	0.51%	0.93%
AST Bond Portfolio 2031*	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.08%	0.25%	0.00%	0.00%	0.00%	1.16%	0.05%	1.11%
AST Cohen & Steers Realty Portfolio	0.83%	0.02%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Emerging Markets Equity Portfolio*	0.93%	0.20%	0.25%	0.00%	0.00%	0.00%	1.38%	0.08%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.01%	0.95%	0.02%	0.93%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.02%	1.08%	0.15%	0.93%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.00%	1.04%	0.01%	1.03%
AST Government Money Market Portfolio	0.30%	0.03%	0.25%	0.00%	0.00%	0.00%	0.58%	0.00%	0.58%
AST High Yield Portfolio	0.57%	0.06%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.02%	1.08%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.05%	0.25%	0.00%	0.00%	0.00%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.07%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.02%	0.81%
AST Legg Mason Diversified Growth Portfolio*	0.73%	0.08%	0.25%	0.00%	0.00%	0.14%	1.20%	0.11%	1.09%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.01%	1.10%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Mid-Cap Growth Portfolio	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST Prudential Core Bond Portfolio	0.47%	0.01%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.01%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST QMA US Equity Alpha Portfolio	0.83%	0.03%	0.25%	0.18%	0.25%	0.00%	1.54%	0.00%	1.54%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.89%	1.15%	0.00%	1.15%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.01%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.07%	1.07%	0.00%	1.07%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Growth Opportunities Portfolio*	0.71%	0.04%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.06%	0.25%	0.00%	0.00%	0.00%	1.04%	0.02%	1.02%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2019
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Templeton Global Bond Portfolio	0.63%	0.06%	0.25%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.03%	1.12%	0.06%	1.06%
AST Western Asset Core Plus Bond Portfolio	0.50%	0.02%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.17%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
PSF Small Capitalization Stock Portfolio – Class I	0.35%	0.04%	0.00%	0.00%	0.00%	0.00%	0.39%	0.00%	0.39%
PSF Stock Index Portfolio – Class I	0.30%	0.01%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0222% of its investment management fees through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0020% of its investment management fees through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.029% of its investment management fees through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AQR Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.330% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2021
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2024
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2030
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2031
The Portfolio commenced operations on January 2, 2020. Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated. Estimate based in part on assumed average daily net assets of $200 million for the Portfolio for the fiscal period ending December 31, 2020.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio
The Manager has contractually agreed to waive 0.132% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2021. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0140% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0045% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0011% of its investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0117% of its investment management fee through June 30, 2021. These arrangements may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified prior to June 30, 2021 without the prior approval of the Trust’s Board of Trustees.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”

▪	Insurance Charge

▪	Contingent Deferred Sales Charge (when and if applicable)

▪	Annual Maintenance Fee

▪	Optional benefit fees, as described below
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no withdrawals of your Account Value

▪	You make no transfers, or other transactions for which we charge a fee

▪	No tax charge applies

▪	You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which has the maximum combination of optional benefit charges)

▪
For the X Series example, no Purchase Credit is granted under the Annuity. If Purchase Credits were reflected in the calculations, expenses would be higher, because the charges would have been applied to a larger Account Value.

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	X SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,519	$2,772	$3,946	$6,379
If you annuitize your annuity at the end of the applicable time period: [1]	$619	$1,872	$3,146	$6,379
If you do not surrender your annuity:	$619	$1,872	$3,146	$6,379

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,264	$2,314	$3,397	$5,999
If you annuitize your annuity at the end of the applicable time period: [1]	$564	$1,714	$2,897	$5,999
If you do not surrender your annuity:	$564	$1,714	$2,897	$5,999

	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,304	$2,429	$3,078	$6,277
If you annuitize your annuity at the end of the applicable time period: [1]	$604	$1,829	$3,078	$6,277
If you do not surrender your annuity:	$604	$1,829	$3,078	$6,277

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$609	$1,843	$3,101	$6,311
If you annuitize your annuity at the end of the applicable time period: [1]	$609	$1,843	$3,101	$6,311
If you do not surrender your annuity:	$609	$1,843	$3,101	$6,311
1 Your ability to annuitize in the first Annuity Year may be limited.
Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY
This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in “underlying” mutual funds.
This prospectus describes four different Annuities. The Annuities differ primarily in the fees and charges deducted and whether the Annuity provides Purchase Credits in certain circumstances. With the help of your financial professional, you choose the Annuity that is suitable for you based on your time horizon, liquidity needs, and desire for Purchase Credits.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
X Series	80	$10,000
B Series	85	$1,000
L Series	85	$10,000
C Series	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.
Please see “Investment Options,” and “Managing Your Account Value” for information.
Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.
You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs. Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The

Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
We currently offer the following optional benefits:

▪	Highest Daily Lifetime Income v2.1

▪	Spousal Highest Daily Lifetime Income v2.1

▪	Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit
We previously offered the following optional living benefits during the periods indicated.
Offered from August 20, 2012 to February 24, 2013:

▪	Highest Daily Lifetime Income 2.0

▪	Spousal Highest Daily Lifetime Income 2.0

▪	Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.
Offered from January 24, 2011 to August 19, 2012:

▪	Highest Daily Lifetime Income

▪	Spousal Highest Daily Lifetime Income
Please see Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits.
Offered from March 15, 2010 to January 23, 2011:

▪	Highest Daily Lifetime 6 Plus Income

▪	Spousal Highest Daily Lifetime 6 Plus Income
Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm, we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each pre-determined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
These benefits are:

▪	Guaranteed Return OptionSM Plus II*

▪	Highest DailySM Guaranteed Return Option II*

*	Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.
Please see “Living Benefits” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. Please see “Minimum Death Benefit” for more information.

Purchase Credits: We apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. The amount of the Purchase Credit depends on your age at the time the Purchase Payment is made and the number of years that the Annuity has been in force. Because the X Series Annuity grants Purchase Credits with respect to your Purchase Payments, the expenses of the X Series Annuity are higher than expenses for an Annuity without a Purchase Credit. In addition, the amount of the Purchase Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Purchase Credit.
Fees and Charges: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your Annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 ½, you also may be subject to a 10% additional federal tax.
You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see the section entitled “Other Information” for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under each Annuity consist of the Sub-accounts. In this section, we describe the portfolios in which the Sub-Accounts invest and the investment restrictions that apply if you elect certain optional benefits.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
As a condition of electing an optional living benefit (e.g., Highest Daily Lifetime Income v2.1), you will be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows or the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “Pruco Life of New Jersey and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.

This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life of New Jersey. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity.  Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially.  Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock Singapore Limited
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Bond Portfolio 2031	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Asia Limited Cohen & Steers Capital Management, Inc. Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Emerging Markets Equity Portfolio (formerly AST Parametric Emerging Markets Equity Portfolio)	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
QMA LLC formerly known as Quantitative Management Associates LLC.
LIMITATIONS WITH OPTIONAL BENEFITS
As a condition to your electing certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:

▪
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and/or the AST Prudential Core Bond Portfolio); and

▪	you may allocate up to 80% in the portfolios listed in the table below; and

▪
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

▪
between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

▪
if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.
In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.
Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1	AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Income 2.0	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime Income 2.0	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit	AST Fidelity Institutional AM® Quantitative Portfolio
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit	AST Goldman Sachs Multi-Asset Portfolio
Highest Daily Lifetime Income	AST J.P. Morgan Global Thematic Portfolio
Spousal Highest Daily Lifetime Income	AST J.P. Morgan Strategic Opportunities Portfolio
Highest Daily Lifetime 6 Plus	AST MFS Growth Allocation Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Preservation Asset Allocation Portfolio
GRO Plus II	AST Prudential Growth Allocation Portfolio
Highest Daily GRO II	AST T. Rowe Price Asset Allocation Portfolio
Highest Anniversary Value Death Benefit	AST Wellington Management Hedged Equity Portfolio

Group II: Custom Portfolios Program

Highest Daily Lifetime Income	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income	AST Advanced Strategies Portfolio
Highest Daily Lifetime 6 Plus	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Balanced Asset Allocation Portfolio
GRO Plus II	AST BlackRock Global Strategies Portfolio
Highest Daily GRO II	AST BlackRock Low Duration Bond Portfolio
Highest Anniversary Value Death Benefit	AST BlackRock/Loomis Sayles Bond Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, other promotional expenses and, in the case of the X Series, the cost of providing a Purchase Credit. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment (not including any Purchase Credit applied on the X Series) being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the X Series, the B Series, and the L Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see “Free Withdrawal Amounts” later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:

▪	two years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);

▪	the free withdrawal amount is $7,500 ($75,000 x .10);

▪	the applicable CDSC is 6%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.

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If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the free withdrawal amount of $7,500 = $42,500) x .06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Account Value after your withdrawal, we reduce your initial Account by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).

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If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Account Value, resulting in remaining Account Value of $32,287.23.

Example 2
Assume the following:

▪	you took the withdrawal described above as a gross withdrawal;

▪	two years after the withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);

▪	the free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and

▪	the applicable CDSC in Annuity Year 4 is now 5%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.
See “Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime Income 6 plus suites of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance, the Purchase Payments used in the calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series, X Series, and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.30% annually (the B Series Insurance Charge is a constant 1.30%). Please refer to the section entitled “Valuing Your Investment” for more information about how the units are impacted when the Insurance Charge decreases to 1.30%.

Charges for Optional Benefits: If you elect to purchase optional benefits, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk the persons we guarantee living benefit payments to will live longer than our assumptions. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
Tax Charge
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity. We reserve the right to change these tax practices.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series, C Series, and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your financial professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns age 81 for the X Series and age 86 for the B Series, L Series, and C Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner’s death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or “EFT” purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
If you have elected a living benefit where we currently limit additional Purchase Payments received after the first anniversary of the benefit effective date to $50,000 in each benefit year, we will permit contributions into your SEP Annuity contract up to the annual IRS limits. For additional information regarding the IRS limits applicable to SEP Annuity contracts see “Qualified Annuities” section in “Tax Considerations” for additional information.
For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in detail in “Initial Purchase Payment,” above.
PURCHASE CREDITS UNDER THE X SERIES
As detailed below, we apply a “Purchase Credit” to your Annuity’s Account Value with respect to certain Purchase Payments you make under the X Series Annuity. The Purchase Credit is equal to a percentage of each Purchase Payment. To determine the amount of the Purchase Credit, we multiply the amount of the Purchase Payment by the applicable Purchase Credit percentage.
With respect to Purchase Payments (of any amount) received during Annuity Years 1 through 4, the credit percentage will equal 6%, so long as the oldest Owner (or Annuitant, if entity-owned) of the Annuity is younger than 82 at the time the Purchase Payment is made. If the oldest Owner (or Annuitant, if entity-owned) is aged 82-85 at the time the Purchase Payment (of any amount) is made, the credit percentage will equal 3% during Annuity Years 1-4. With respect to Purchase Payments received on the fourth anniversary of the Issue Date and thereafter, regardless of the Owner or Annuitant’s age, the credit percentage will be 0%.
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the Investment Options in the same ratio as the applicable Purchase Payment is applied.
We do not consider the Purchase Credit as an “investment in the contract” for income tax purposes.
Example of Applying the Purchase Credit
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 × .06) to your Account Value in the proportion that your Purchase Payment is allocated.

Recapture of Purchase Credits
The amount of any Purchase Credit applied to your X Series Account Value can be recaptured by Pruco Life of New Jersey under certain circumstances. Namely:

▪	if you Free Look your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

▪
if you exercise the Medically-Related Surrender feature of this Annuity, we will recapture any Purchase Credit that was granted during the 12 months preceding the date your request for such a surrender was received by us in Good Order.

The amount we recapture will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be recaptured. But if there was a loss on the Purchase Credit, the amount we recapture will still equal the amount of the Purchase Credit.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of Systematic Withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 ½ (72 for those who would have reached age 70 ½ after 2019). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.

You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto Rebalancing, Dollar Cost Averaging, or Systematic Withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity less any applicable federal income tax withholding. Under the X Series, we will recapture any Purchase Credits upon your exercise of this Free Look right. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.
A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that we will not split an Annuity due to divorce. Any such division will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAM
We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions On Transfers Between Investment Options”. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional have this authority, please contact us immediately.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we

(i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involve the Sub-account corresponding to the AST Government Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto rebalancing or under a pre-determined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to effect transfers on a delayed basis for all Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 ½, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the X Series, B Series, and L Series, but each Annuity offers a “Free Withdrawal” amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments (excluding Purchase Credits) that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of “Free Withdrawal” is not applicable.

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The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.

▪	You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
On January 3 of the following year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.

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Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.

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Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.
Next determine what, if any, remaining amounts are in excess of the Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.

3.	Withdraw any remaining amounts from any other Account Value (including gains).
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.
Please be aware that although a given partial withdrawal may qualify as a free withdrawal for purposes of avoiding a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic Withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that Systematic Withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you have not elected an optional living benefit, we will withdraw Systematic Withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for Systematic Withdrawals, we will withdraw Systematic Withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw Systematic Withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Systematic Withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

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If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these Systematic Withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and Systematic Withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

▪	If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 ½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic Withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 ½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of Systematic Withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any charges assessable as a deduction from the Account Value for any applicable optional benefit charge, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
You may request to surrender all or part of your X Series, B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event“ as described below (a “Medically-Related Surrender”). The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value minus the amount of any Purchase Credits applied within 12 months prior to your request in Good Order to surrender your Annuity. With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59  1/2 may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

▪
If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;

▪	no additional Purchase Payments can be made to the Annuity; and

▪	Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:

▪
first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or

▪
first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically-necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪
Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪
Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

LIVING BENEFITS
Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value due to investment performance;

▪	guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.

We currently offer the following “living benefits”:
- Highest Daily Lifetime Income v2.1
- Spousal Highest Daily Lifetime Income v2.1
- Highest Daily Lifetime Income v2.1 With Highest Annual Death Benefit
- Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

The following “living benefits” are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm:
- Highest Daily Guaranteed Return Option II (HD GRO II)
- Guaranteed Return Option Plus II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:
- Highest Daily Lifetime Income 2.0
- Spousal Highest Daily Lifetime Income 2.0
- Highest Daily Lifetime Income 2.0 With Highest Annual Death Benefit
- Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Offered from January 24, 2011 to August 19, 2012:
- Highest Daily Lifetime Income
- Spousal Highest Daily Lifetime Income

Offered from March 15, 2010 to January 23, 2011:
- Highest Daily Lifetime 6 Plus Income
- Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “Permitted Sub-accounts” – see “Investment Options” for lists of Permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-account. Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain “Permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the applicable AST bond portfolio Sub-account, and there is no guarantee that the applicable AST bond portfolio Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
Here is a general description of each kind of living benefit that exists under this Annuity:
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.
Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims paying ability.
Termination of Existing Benefits and Election of New Benefits
If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both of the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up is set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

•
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

•
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

•
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

•	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2019 to 12/31/2019	06/01/2019 to 05/31/2020	01/01/2020 to 12/31/2020
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2019 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2020 and 05/31/2020 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2020.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income v2.1

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1
The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit,

(ii)	your surrender of the Annuity,

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities)

(v)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income,

(vi)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value,* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond

Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B)/ V
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.
Other Important Information

▪
The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your

Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both of the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$2,900.00
Account Value immediately before excess withdrawal of $2,100	$115,100.00
Excess withdrawal amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

•
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

•
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

•
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

•	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Spousal Highest Daily Lifetime Income v2.1
The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value*; or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

•
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

•
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

•
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

•	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a

Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HA DB
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2019 to 12/31/2019	06/01/2019 to 05/31/2020	01/01/2020 to 12/31/2020
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2019 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2020 and 05/31/2020 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2020.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Annual Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income v2.1 with HA DB

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1 with HA DB
The current charge for Highest Daily Lifetime Income v2.1 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.

If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit,

(ii)	your surrender of the Annuity,

(iii)	when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned)

(v)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income

(vi)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value,* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L - B)/ V
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.
Other Important Information

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The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

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While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.

As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Annual Death Benefit Amount	$108,017.64

Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

•
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

•
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

•
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

•	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HA DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Annual Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HA DB

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to (www.prudentialannuities.com.)

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Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

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Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB
The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(viii)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value*, or

(ix)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option Plus II (GRO Plus II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account (which is used as part of this benefit) with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see “Annuity Options” for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.
In this section, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.
Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated Purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

▪	An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $380,000

▪
For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Base guarantee amount	$173,680
Enhanced guarantee amount	$303,940
Key Feature – Allocation of Account Value For GRO Plus II (and Highest Daily GRO II, if elected prior to July 16, 2010)
We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II or Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”
GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.
In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on any Valuation Day as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.
GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

Special Considerations under GRO Plus II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.

▪	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

▪	As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY®GUARANTEED RETURN OPTION II (HD GRO II)
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD® GRO II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments (and any associated Purchase Credits) and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment (including any associated Purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $380,000

▪
For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision if the withdrawal was within the CDSC period, and would be inapplicable to the C Series)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount	$173,680
Additional guarantee amount	$303,940
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect the benefit and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on any Valuation Day as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section. Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the death benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Death Benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value, less any Purchase Credits granted during the period beginning 12 months prior to decedent’s date of death and ending on the date we receive Due Proof of Death with respect to the X Series. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

DEATH BENEFITS
Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

▪
The sum of all Purchase Payments you have made since the Issue Date of the Annuity (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND

▪	Your Account Value.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:

▪
The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance (excluding any Purchase Credits) until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

▪	The Account Value on Due Proof of Death of the surviving spouse.
With respect to Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:

▪
If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

▪
If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not Associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the 5 Year Deadline); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

▪
If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.

•
If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 1/2 (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date), whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

•
If you die before a designated Beneficiary is named, the Death Benefit must be paid out by the Qualified Five-Year Deadline For Annuities. Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

For deaths occurring before 2020 and for more information on the impact of the SECURE Act, see the “Tax Considerations” section.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax advisor.
BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified

Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.
Under the Beneficiary Continuation Option:

▪	The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).

▪	The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

▪	The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.

▪	The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

▪
The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

▪	Withdrawals are not subject to CDSC.

▪
Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

▪
If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price" or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. (“CGM”). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC (“MSSB”) where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional purchase payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions”.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Change in Daily Asset-Based Charges: After the 9th Annuity year, your Annuity will become subject to a lower daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the same Sub-accounts that reflect the decreased Insurance Charge (and the charge for any optional benefits you have elected). The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of units and unit price will not affect your Account Value at the time that the transaction is processed. However, beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the decreased Insurance Charge and any other optional benefits that you have elected.
Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to Pruco Life Insurance Company of New Jersey by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to an additional tax . If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments , surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½;

▪	the amount is paid on or after the death of you (or the death of the Annuitant when the owner is not an individual);

▪	the amount received is attributable to your becoming disabled (as defined in the Code);

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or

▪
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2020 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. Beginning in 2020, there is no longer an age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪
The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

▪
The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal additional tax described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.

SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $57,000 in 2020, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2020, this limit is $285,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,500 in 2020 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax) .
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,500 in 2020. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,500 in 2020. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date ) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)). The post-death distribution requirements under prior law continue to apply in certain circumstances.

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Prior law. Under prior law, if an employee under an employer sponsored plan or IRA owner dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

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The new law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed by December 31 st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death ( i.e. , a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
The new law applies if you die after 2019, subject to several exceptions. In particular, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner. However, under the new law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

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Spousal continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 70½ (or age 72, for distributions required to be made after

December 31, 2019, with respect to individuals who attain age 70½ after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax. )

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

▪	For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2019, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates(not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2019, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000.00 to $836,969.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.

In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means. Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0% for the X Series, 7.0% for the B Series 5.50% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2019) received compensation with respect to our annuity business generally during 2019 (or as to which a payment amount was accrued during 2019). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2019 retrospective depiction. During 2019, non-cash compensation received by Firms and Entities ranged from $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.

All of the Firms and Entities listed below received non-cash compensation during 2019. In addition, Firms in bold also received cash compensation during 2019.

1st Global Capital Corp.	FSC Securities Corp.	People's Securities
Acorn Financial Corporation	Garden State Securities, Inc.	Pinnancle Investments, LLC
Advisor Group	Geneos Wealth Management, Inc.	PlanMember Securities Corp.
Aegon Transamerica	Goldman Sachs & Co.	PNC Investments, LLC
ALHA	Gradient Securities, LLC	Presidential Brokerage
Allianz	Guardian	Principal Financial Services, Inc.
Allen & Company of Florida, Inc.	GWN Securities, Inc.	ProEquities
Allstate Financial Srvcs, LLC	H. Beck, Inc.	Prospera Financial Services, Inc.
AMERICAN PORTFOLIO FIN SV CS INC	H.D. Vest Investment	Prudential Annuities
Ameritas Investment Corp.	Hantz Financial Services,Inc.	Purshe Kaplan Sterling Investments
AON	Harbour Investment, Inc.	Raymond James Financial Svcs
AQR Capital Management	Hornor, Townsend & Kent, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	HSBC	RNR Securities, L.L.C.
AXA Advisors, LLC	Independent Financial Grp, LLC	Robert W. Baird & Co., Inc.
BBVA Securities, Inc.	Infinex Financial Group	Royal Alliance Associates
Ballew Investments	Investacorp	SAGEPOINT FINANCIAL, INC.
BB&T Investment Services, Inc.	J.J.B. Hilliard Lyons, Inc.	Scott & Stringfellow
BCG Securities, Inc.	J.P. Morgan	Securian Financial Svcs, Inc.
Berthel Fisher & Company	J.W. Cole Financial, Inc.	Securities America, Inc.
BFT Financial Group, LLC	Janney Montgomery Scott, LLC.	Securities Service Network
BlackRock Financial Management Inc.	Jennison Associates, LLC	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	Kestra Financial, Inc.	SA Stone Wealth Management
Calton & Associates, Inc	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Cambridge Investment Research, Inc.	KMS Financial Services, Inc.	STRATEGIC FIN ALLIANCE INC
CAPE SECURITIES, INC.	Kovack Securities, Inc.	Sunbelt Securities, Inc.
Capital Analysts	Legg Mason	SunTrust Investment Services, Inc.
Capital Financial Services	Lincoln Financial Advisors	SWBC Investment Services
Capital Investment Group, Inc.	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
Cary Street Partners	Lincoln Investment Planning	TFS Securities, Inc.
Centaurus Financial, Inc.	Lion Street	The Ayco Company, LP.
Cetera Advisor Network LLC	LPL Financial Corporation	The Investment Center
CFD Investments, Inc.	M&T Securities	The O.N. Equity Sales Co.
Chesapeake Brokerage, LLC.	M Holdings Securities, Inc	The Prudential Insurance Company of America
Citigroup Global Markets Inc.	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
Citizens Securities, Inc.	Mercer Allied Company L.P.	Triad Advisors, Inc.
COMERICA SECURITIES, INC.	MML Investors Services, Inc.	UBS Financial Services, Inc.
Commonwealth Financial Network	Money Concepts Capital Corp.	Umpqua Investments
Comprehensive Asset Management	Morgan Stanley Smith Barney	United Planners Fin. Serv.
Crown Capital Securities, L.P.	Mutual of Omaha Bank	US Bank
Crump	National Securities Corp.	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	New York Life Insurance Company	WADDELL & REED INC.
CUSO Financial Services, L.P.	Newbridge Securities Corp.	Wellington Asset Mgt.
David Lerner and Associates	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Edward Jones & Co.	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Equity Services, Inc.	OneAmerica Securities, Inc.	Wells Fargo Investments LLC
Fidelity Investments	OPPENHEIMER & CO, INC.	Woodbury Financial Services
FTB Advisors, Inc.	Packerland Brokerage Svcs,Inc	World Equity Group, Inc.
Fortune Financial Services, Inc.	Park Avenue Securities, LLC
Founders Financial Securities, LLC	Parkland Securities
The Firms listed below received cash compensation during 2019 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team

Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features.

Here, we set forth the historical Unit Values corresponding to the lowest charge level for each Series and the highest charge level for each Series. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit Values corresponding to the remaining charge levels. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.05323	$14.90762	4,363,597
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$18.07667	$19.84522	10,851,087
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$15.03902	$16.31578	7,559,402
AST AQR Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.65928	$11.18967	9,123
AST AQR Large-Cap Portfolio
03/18/2019 to 12/31/2019	$17.48842	$18.90315	10,028
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.19783	$18.64139	11,113,628
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$13.09110	$14.01539	2,117,543
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$10.10356	$10.31886	486,717
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.67440	$12.33819	5,390,596
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$18.73403	$20.47010	8,653,371
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$17.53234	$20.11318	202,379
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.98484	$19.68420	132,669
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$22.47949	$25.51258	331,360
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$15.77556	$17.23877	6,390,851
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$14.10799	$15.12091	3,169,284
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$23.35725	$24.87644	433,024
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$9.07313	$9.09555	633,483
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$15.72669	$16.78977	453,395
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.68939	$24.76188	278,379
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$16.00892	$18.25409	297,648
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.78414	$13.75529	193,601
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$13.72008	$14.69167	2,149,395
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$16.83229	$18.28375	3,240,604
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$13.55122	$15.22443	637,669
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$14.55314	$15.53975	3,325,507

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.62482	$32.24720	220,087
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$29.65941	$33.61743	581,299
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$21.00950	$23.59101	465,376
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$14.35297	$15.95489	861,438
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$28.86602	$33.78329	194,529
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.75366	$21.21263	258,648
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$23.92636	$26.47705	787,480
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.91521	$23.88416	412,956
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.46660	$10.79757	1,097,594
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.79269	$15.82362	8,362,326
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$11.32072	$12.04077	538,952
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$18.09195	$19.47290	18,724,431
AST QMA Large-Cap Portfolio
03/18/2019 to 12/31/2019	$18.04400	$19.81036	295
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$27.97268	$30.70289	353,276
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$15.49353	$16.89730	6,069
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$25.64348	$28.40537	210,451
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.71934	$29.32496	269,432
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.98862	$22.10853	179,531
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.74112	$19.43835	19,718,316
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$33.50310	$37.10678	786,136
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.49900	$19.44191	1,246,616
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$10.08232	$10.33681	855,913
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.60312	$10.28660	435,559
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.48303	$22.45333	129,693
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$14.19098	$15.50494	1,557,780
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.93357	$13.94101	2,440,279
AST Western Asset Emerging Markets Debt Portfolio
03/18/2019 to 12/31/2019	$10.34926	$11.09660	1,845
PSF Small Capitalization Stock Portfolio
03/18/2019 to 12/31/2019	$9.97428	$10.66757	5,757

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
PSF Stock Index Portfolio
03/18/2019 to 12/31/2019	$10.65376	$12.18573	4,434
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96692	$10.71479	9,249
01/01/2011 to 12/31/2011	$10.71479	$10.13316	3,731
01/01/2012 to 12/31/2012	$10.13316	$11.08102	700
01/01/2013 to 12/31/2013	$11.08102	$11.83902	207
01/01/2014 to 12/31/2014	$11.83902	$11.94081	86
01/01/2015 to 12/31/2015	$11.94081	$11.22705	45
01/01/2016 to 12/31/2016	$11.22705	$11.59896	45
01/01/2017 to 12/31/2017	$11.59896	$12.68754	42
01/01/2018 to 12/31/2018	$12.68754	$11.32122	43
01/01/2019 to 12/31/2019	$11.32122	$12.76440	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97760	$10.81979	30,326
01/01/2011 to 12/31/2011	$10.81979	$10.52381	15,722
01/01/2012 to 12/31/2012	$10.52381	$11.61881	11,566
01/01/2013 to 12/31/2013	$11.61881	$13.15667	5,389
01/01/2014 to 12/31/2014	$13.15667	$13.56243	8,638
01/01/2015 to 12/31/2015	$13.56243	$13.28166	5,960
01/01/2016 to 12/31/2016	$13.28166	$13.82113	4,408
01/01/2017 to 12/31/2017	$13.82113	$15.70127	5,568
01/01/2018 to 12/31/2018	$15.70127	$14.35354	2,840
01/01/2019 to 12/31/2019	$14.35354	$16.99284	720
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98668	$10.70698	9,529
01/01/2011 to 12/31/2011	$10.70698	$10.21337	6,505
01/01/2012 to 12/31/2012	$10.21337	$10.94194	4,786
01/01/2013 to 12/31/2013	$10.94194	$11.95250	2,600
01/01/2014 to 12/31/2014	$11.95250	$12.20868	2,175
01/01/2015 to 12/31/2015	$12.20868	$11.84110	1,113
01/01/2016 to 12/31/2016	$11.84110	$12.05841	741
01/01/2017 to 12/31/2017	$12.05841	$13.61750	863
01/01/2018 to 12/31/2018	$13.61750	$12.18188	538
01/01/2019 to 12/31/2019	$12.18188	$13.97066	365
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98788	$10.67348	11,400
01/01/2011 to 12/31/2011	$10.67348	$10.24378	5,693
01/01/2012 to 12/31/2012	$10.24378	$11.19285	8,272
01/01/2013 to 12/31/2013	$11.19285	$12.79292	3,812
01/01/2014 to 12/31/2014	$12.79292	$13.23890	8,908
01/01/2015 to 12/31/2015	$13.23890	$12.92279	6,429
01/01/2016 to 12/31/2016	$12.92279	$13.34613	3,925
01/01/2017 to 12/31/2017	$13.34613	$14.89974	4,743
01/01/2018 to 12/31/2018	$14.89974	$13.75859	2,064
01/01/2019 to 12/31/2019	$13.75859	$15.96203	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99762	$9.09166	0
01/01/2012 to 12/31/2012	$9.09166	$9.88283	0
01/01/2013 to 12/31/2013	$9.88283	$10.64329	0
01/01/2014 to 12/31/2014	$10.64329	$10.84619	0
01/01/2015 to 12/31/2015	$10.84619	$10.22092	0
01/01/2016 to 12/31/2016	$10.22092	$10.62151	0
01/01/2017 to 12/31/2017	$10.62151	$11.62113	0
01/01/2018 to 12/31/2018	$11.62113	$10.69225	0
01/01/2019 to 12/31/2019	$10.69225	$12.21805	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00705	$10.00728	8,797
01/01/2011 to 12/31/2011	$10.00728	$9.94129	4,239
01/01/2012 to 12/31/2012	$9.94129	$10.11087	3,942
01/01/2013 to 12/31/2013	$10.11087	$9.60905	632
01/01/2014 to 12/31/2014	$9.60905	$9.32615	0
01/01/2015 to 12/31/2015	$9.32615	$9.10418	0
01/01/2016 to 12/31/2016	$9.10418	$8.98996	0
01/01/2017 to 12/31/2017	$8.98996	$8.88352	0
01/01/2018 to 12/31/2018	$8.88352	$8.69325	0
01/01/2019 to 12/31/2019	$8.69325	$8.83574	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00597	$10.27781	19,096
01/01/2011 to 12/31/2011	$10.27781	$10.30276	9,892
01/01/2012 to 12/31/2012	$10.30276	$10.94171	8,643
01/01/2013 to 12/31/2013	$10.94171	$10.43459	1,758
01/01/2014 to 12/31/2014	$10.43459	$10.56613	534
01/01/2015 to 12/31/2015	$10.56613	$10.04862	625
01/01/2016 to 12/31/2016	$10.04862	$10.17564	278
01/01/2017 to 12/31/2017	$10.17564	$10.31765	294
01/01/2018 to 12/31/2018	$10.31765	$9.95593	274
01/01/2019 to 12/31/2019	$9.95593	$10.56451	203
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99762	$10.55355	0
01/01/2011 to 12/31/2011	$10.55355	$11.89119	0
01/01/2012 to 12/31/2012	$11.89119	$12.22857	1,413
01/01/2013 to 12/31/2013	$12.22857	$11.30601	1,789
01/01/2014 to 12/31/2014	$11.30601	$11.45215	1,815
01/01/2015 to 12/31/2015	$11.45215	$11.24496	0
01/01/2016 to 12/31/2016	$11.24496	$11.08333	0
01/01/2017 to 12/31/2017	$11.08333	$10.85012	0
01/01/2018 to 12/31/2018	$10.85012	$10.59895	20,713
01/01/2019 to 12/31/2019	$10.59895	$10.44079	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00845	$10.58415	0
01/01/2011 to 12/31/2011	$10.58415	$12.20355	0
01/01/2012 to 12/31/2012	$12.20355	$12.60428	0
01/01/2013 to 12/31/2013	$12.60428	$11.44718	3,463
01/01/2014 to 12/31/2014	$11.44718	$11.80588	3,097
01/01/2015 to 12/31/2015	$11.80588	$11.64457	3,980
01/01/2016 to 12/31/2016	$11.64457	$11.53476	4,174
01/01/2017 to 12/31/2017	$11.53476	$11.30615	3,705
01/01/2018 to 12/31/2018	$11.30615	$11.01441	5,600
01/01/2019 to 12/31/2019	$11.01441	$11.07477	8,212

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00738	$10.68500	0
01/01/2011 to 12/31/2011	$10.68500	$12.48861	126,787
01/01/2012 to 12/31/2012	$12.48861	$12.95637	97,252
01/01/2013 to 12/31/2013	$12.95637	$11.70587	64,490
01/01/2014 to 12/31/2014	$11.70587	$12.24566	55,262
01/01/2015 to 12/31/2015	$12.24566	$12.10885	46,002
01/01/2016 to 12/31/2016	$12.10885	$12.00379	46,436
01/01/2017 to 12/31/2017	$12.00379	$11.84697	46,181
01/01/2018 to 12/31/2018	$11.84697	$11.51527	13,286
01/01/2019 to 12/31/2019	$11.51527	$11.75410	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99762	$11.89255	7,039
01/01/2012 to 12/31/2012	$11.89255	$12.22859	52,800
01/01/2013 to 12/31/2013	$12.22859	$10.72225	15,726
01/01/2014 to 12/31/2014	$10.72225	$11.49686	13,831
01/01/2015 to 12/31/2015	$11.49686	$11.40334	17,795
01/01/2016 to 12/31/2016	$11.40334	$11.28145	26,160
01/01/2017 to 12/31/2017	$11.28145	$11.13282	24,313
01/01/2018 to 12/31/2018	$11.13282	$10.79790	29,855
01/01/2019 to 12/31/2019	$10.79790	$11.10821	15,286
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99684	$10.28760	4,545
01/01/2013 to 12/31/2013	$10.28760	$8.97494	184,673
01/01/2014 to 12/31/2014	$8.97494	$9.81954	107,290
01/01/2015 to 12/31/2015	$9.81954	$9.79799	0
01/01/2016 to 12/31/2016	$9.79799	$9.70130	0
01/01/2017 to 12/31/2017	$9.70130	$9.58536	0
01/01/2018 to 12/31/2018	$9.58536	$9.28620	0
01/01/2019 to 12/31/2019	$9.28620	$9.60872	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99842	$8.65594	2,378
01/01/2014 to 12/31/2014	$8.65594	$9.63637	1,571
01/01/2015 to 12/31/2015	$9.63637	$9.62765	0
01/01/2016 to 12/31/2016	$9.62765	$9.53218	0
01/01/2017 to 12/31/2017	$9.53218	$9.41711	0
01/01/2018 to 12/31/2018	$9.41711	$9.08842	0
01/01/2019 to 12/31/2019	$9.08842	$9.53190	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99842	$11.18213	0
01/01/2015 to 12/31/2015	$11.18213	$11.08056	119,581
01/01/2016 to 12/31/2016	$11.08056	$11.03158	28,466
01/01/2017 to 12/31/2017	$11.03158	$10.91408	22,814
01/01/2018 to 12/31/2018	$10.91408	$10.52350	23,188
01/01/2019 to 12/31/2019	$10.52350	$11.11485	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99842	$9.83155	1,387
01/01/2016 to 12/31/2016	$9.83155	$9.75037	113,814
01/01/2017 to 12/31/2017	$9.75037	$9.70255	99,250
01/01/2018 to 12/31/2018	$9.70255	$9.32657	117,722
01/01/2019 to 12/31/2019	$9.32657	$9.96960	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99684	$9.77407	18,726
01/01/2017 to 12/31/2017	$9.77407	$9.75125	15,285
01/01/2018 to 12/31/2018	$9.75125	$9.35255	16,634
01/01/2019 to 12/31/2019	$9.35255	$10.05713	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99683	$9.92962	0
01/01/2018 to 12/31/2018	$9.92962	$9.44685	0
01/01/2019 to 12/31/2019	$9.44685	$10.24132	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99683	$9.55807	0
01/01/2019 to 12/31/2019	$9.55807	$10.42764	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99842	$11.11410	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97679	$10.75348	3,827
01/01/2011 to 12/31/2011	$10.75348	$10.19398	2,297
01/01/2012 to 12/31/2012	$10.19398	$11.26197	2,278
01/01/2013 to 12/31/2013	$11.26197	$13.42260	2,149
01/01/2014 to 12/31/2014	$13.42260	$13.95227	2,555
01/01/2015 to 12/31/2015	$13.95227	$13.62693	3,306
01/01/2016 to 12/31/2016	$13.62693	$14.14462	1,792
01/01/2017 to 12/31/2017	$14.14462	$16.20124	1,794
01/01/2018 to 12/31/2018	$16.20124	$14.75846	1,485
01/01/2019 to 12/31/2019	$14.75846	$17.52780	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99762	$11.54138	0
01/01/2014 to 12/31/2014	$11.54138	$12.73848	0
01/01/2015 to 12/31/2015	$12.73848	$11.93336	0
01/01/2016 to 12/31/2016	$11.93336	$13.32105	408
01/01/2017 to 12/31/2017	$13.32105	$15.32437	389
01/01/2018 to 12/31/2018	$15.32437	$14.17588	186
01/01/2019 to 12/31/2019	$14.17588	$18.04560	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96930	$11.46056	4,272
01/01/2011 to 12/31/2011	$11.46056	$10.57335	1,988
01/01/2012 to 12/31/2012	$10.57335	$13.02482	1,625
01/01/2013 to 12/31/2013	$13.02482	$13.20363	230
01/01/2014 to 12/31/2014	$13.20363	$14.61342	1,833
01/01/2015 to 12/31/2015	$14.61342	$14.18426	1,052
01/01/2016 to 12/31/2016	$14.18426	$13.90452	931
01/01/2017 to 12/31/2017	$13.90452	$14.97996	809
01/01/2018 to 12/31/2018	$14.97996	$13.86537	230
01/01/2019 to 12/31/2019	$13.86537	$16.85490	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95901	$11.69924	8,440
01/01/2011 to 12/31/2011	$11.69924	$12.11554	3,630
01/01/2012 to 12/31/2012	$12.11554	$13.57614	3,064
01/01/2013 to 12/31/2013	$13.57614	$13.60247	443
01/01/2014 to 12/31/2014	$13.60247	$17.30036	4,746
01/01/2015 to 12/31/2015	$17.30036	$17.62159	3,086
01/01/2016 to 12/31/2016	$17.62159	$17.94512	2,416
01/01/2017 to 12/31/2017	$17.94512	$18.52399	2,141
01/01/2018 to 12/31/2018	$18.52399	$17.13751	651
01/01/2019 to 12/31/2019	$17.13751	$21.84664	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97510	$10.93402	7,244
01/01/2011 to 12/31/2011	$10.93402	$10.46307	4,713
01/01/2012 to 12/31/2012	$10.46307	$11.24533	6,105
01/01/2013 to 12/31/2013	$11.24533	$12.53754	2,039
01/01/2014 to 12/31/2014	$12.53754	$12.56409	6,243
01/01/2015 to 12/31/2015	$12.56409	$12.32695	4,266
01/01/2016 to 12/31/2016	$12.32695	$12.48588	1,878
01/01/2017 to 12/31/2017	$12.48588	$14.12925	2,838
01/01/2018 to 12/31/2018	$14.12925	$12.66143	1,289
01/01/2019 to 12/31/2019	$12.66143	$14.76086	354
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98737	$10.62339	22,229
01/01/2011 to 12/31/2011	$10.62339	$10.26874	10,760
01/01/2012 to 12/31/2012	$10.26874	$10.98621	7,748
01/01/2013 to 12/31/2013	$10.98621	$11.72130	1,222
01/01/2014 to 12/31/2014	$11.72130	$11.84736	3,862
01/01/2015 to 12/31/2015	$11.84736	$11.40496	3,358
01/01/2016 to 12/31/2016	$11.40496	$11.66312	1,717
01/01/2017 to 12/31/2017	$11.66312	$12.72357	2,395
01/01/2018 to 12/31/2018	$12.72357	$11.48661	1,023
01/01/2019 to 12/31/2019	$11.48661	$12.94727	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96425	$11.40677	0
01/01/2011 to 12/31/2011	$11.40677	$11.22652	0
01/01/2012 to 12/31/2012	$11.22652	$12.61720	0
01/01/2013 to 12/31/2013	$12.61720	$17.01542	0
01/01/2014 to 12/31/2014	$17.01542	$17.72034	0
01/01/2015 to 12/31/2015	$17.72034	$16.26941	0
01/01/2016 to 12/31/2016	$16.26941	$19.64999	0
01/01/2017 to 12/31/2017	$19.64999	$21.41840	0
01/01/2018 to 12/31/2018	$21.41840	$17.87838	0
01/01/2019 to 12/31/2019	$17.87838	$21.30057	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99763	$9.77143	0
01/01/2011 to 12/31/2011	$9.77143	$9.49562	0
01/01/2012 to 12/31/2012	$9.49562	$9.22519	0
01/01/2013 to 12/31/2013	$9.22519	$8.96229	0
01/01/2014 to 12/31/2014	$8.96229	$8.70686	0
01/01/2015 to 12/31/2015	$8.70686	$8.45871	0
01/01/2016 to 12/31/2016	$8.45871	$8.21833	0
01/01/2017 to 12/31/2017	$8.21833	$8.01179	0
01/01/2018 to 12/31/2018	$8.01179	$7.88341	0
01/01/2019 to 12/31/2019	$7.88341	$7.78827	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98360	$10.68442	8,287
01/01/2011 to 12/31/2011	$10.68442	$10.70991	3,990
01/01/2012 to 12/31/2012	$10.70991	$11.84774	3,429
01/01/2013 to 12/31/2013	$11.84774	$12.33661	499
01/01/2014 to 12/31/2014	$12.33661	$12.29161	2,119
01/01/2015 to 12/31/2015	$12.29161	$11.51567	1,233
01/01/2016 to 12/31/2016	$11.51567	$12.91095	989
01/01/2017 to 12/31/2017	$12.91095	$13.48123	896
01/01/2018 to 12/31/2018	$13.48123	$12.83484	249
01/01/2019 to 12/31/2019	$12.83484	$14.37683	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98961	$10.54160	0
01/01/2011 to 12/31/2011	$10.54160	$9.81310	0
01/01/2012 to 12/31/2012	$9.81310	$11.14272	0
01/01/2013 to 12/31/2013	$11.14272	$15.14051	986
01/01/2014 to 12/31/2014	$15.14051	$16.73104	880
01/01/2015 to 12/31/2015	$16.73104	$14.98045	0
01/01/2016 to 12/31/2016	$14.98045	$17.44898	0
01/01/2017 to 12/31/2017	$17.44898	$20.20697	0
01/01/2018 to 12/31/2018	$20.20697	$16.85005	202
01/01/2019 to 12/31/2019	$16.85005	$21.20305	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92845	$11.17518	4,823
01/01/2011 to 12/31/2011	$11.17518	$9.45384	943
01/01/2012 to 12/31/2012	$9.45384	$11.05449	422
01/01/2013 to 12/31/2013	$11.05449	$12.78613	1,171
01/01/2014 to 12/31/2014	$12.78613	$11.73533	1,228
01/01/2015 to 12/31/2015	$11.73533	$11.75975	0
01/01/2016 to 12/31/2016	$11.75975	$10.99375	0
01/01/2017 to 12/31/2017	$10.99375	$14.46538	0
01/01/2018 to 12/31/2018	$14.46538	$12.17763	0
01/01/2019 to 12/31/2019	$12.17763	$15.62956	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92832	$10.71728	397
01/01/2011 to 12/31/2011	$10.71728	$9.10544	0
01/01/2012 to 12/31/2012	$9.10544	$10.32066	0
01/01/2013 to 12/31/2013	$10.32066	$11.97862	0
01/01/2014 to 12/31/2014	$11.97862	$10.85702	0
01/01/2015 to 12/31/2015	$10.85702	$10.63382	0
01/01/2016 to 12/31/2016	$10.63382	$10.39152	0
01/01/2017 to 12/31/2017	$10.39152	$12.39942	0
01/01/2018 to 12/31/2018	$12.39942	$10.10048	0
01/01/2019 to 12/31/2019	$10.10048	$11.77741	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97586	$10.79298	1,130
01/01/2011 to 12/31/2011	$10.79298	$10.42624	2,386
01/01/2012 to 12/31/2012	$10.42624	$11.50445	1,474
01/01/2013 to 12/31/2013	$11.50445	$12.99642	191
01/01/2014 to 12/31/2014	$12.99642	$13.42958	406
01/01/2015 to 12/31/2015	$13.42958	$12.91018	667
01/01/2016 to 12/31/2016	$12.91018	$13.19753	264
01/01/2017 to 12/31/2017	$13.19753	$14.99666	190
01/01/2018 to 12/31/2018	$14.99666	$13.49306	151
01/01/2019 to 12/31/2019	$13.49306	$15.65559	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92098	$10.48104	0
01/01/2011 to 12/31/2011	$10.48104	$9.25102	0
01/01/2012 to 12/31/2012	$9.25102	$10.95594	0
01/01/2013 to 12/31/2013	$10.95594	$12.27891	0
01/01/2014 to 12/31/2014	$12.27891	$11.16964	0
01/01/2015 to 12/31/2015	$11.16964	$10.54797	0
01/01/2016 to 12/31/2016	$10.54797	$10.44606	0
01/01/2017 to 12/31/2017	$10.44606	$13.15665	0
01/01/2018 to 12/31/2018	$13.15665	$10.54703	0
01/01/2019 to 12/31/2019	$10.54703	$13.03598	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.51084	2,912
01/01/2011 to 12/31/2011	$10.51084	$10.23563	1,914
01/01/2012 to 12/31/2012	$10.23563	$11.00927	1,809
01/01/2013 to 12/31/2013	$11.00927	$11.87556	1,082
01/01/2014 to 12/31/2014	$11.87556	$12.16579	1,413
01/01/2015 to 12/31/2015	$12.16579	$11.79753	1,284
01/01/2016 to 12/31/2016	$11.79753	$11.90201	1,085
01/01/2017 to 12/31/2017	$11.90201	$12.96780	1,085
01/01/2018 to 12/31/2018	$12.96780	$11.95051	1,046
01/01/2019 to 12/31/2019	$11.95051	$13.30611	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97047	$10.69825	0
01/01/2011 to 12/31/2011	$10.69825	$10.46276	0
01/01/2012 to 12/31/2012	$10.46276	$11.70771	0
01/01/2013 to 12/31/2013	$11.70771	$15.52518	0
01/01/2014 to 12/31/2014	$15.52518	$16.51630	0
01/01/2015 to 12/31/2015	$16.51630	$17.75196	0
01/01/2016 to 12/31/2016	$17.75196	$16.99473	0
01/01/2017 to 12/31/2017	$16.99473	$22.42822	0
01/01/2018 to 12/31/2018	$22.42822	$21.43444	0
01/01/2019 to 12/31/2019	$21.43444	$27.61276	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99173	$11.22357	7,012
01/01/2011 to 12/31/2011	$11.22357	$10.80470	1,436
01/01/2012 to 12/31/2012	$10.80470	$11.78377	937
01/01/2013 to 12/31/2013	$11.78377	$15.63949	32
01/01/2014 to 12/31/2014	$15.63949	$16.80294	29
01/01/2015 to 12/31/2015	$16.80294	$17.96826	26
01/01/2016 to 12/31/2016	$17.96826	$18.43092	26
01/01/2017 to 12/31/2017	$18.43092	$23.81490	22
01/01/2018 to 12/31/2018	$23.81490	$22.51068	20
01/01/2019 to 12/31/2019	$22.51068	$28.78660	19
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98675	$10.81592	0
01/01/2011 to 12/31/2011	$10.81592	$10.17901	0
01/01/2012 to 12/31/2012	$10.17901	$12.17056	0
01/01/2013 to 12/31/2013	$12.17056	$15.09133	0
01/01/2014 to 12/31/2014	$15.09133	$15.19352	0
01/01/2015 to 12/31/2015	$15.19352	$14.54418	1,182
01/01/2016 to 12/31/2016	$14.54418	$15.13565	479
01/01/2017 to 12/31/2017	$15.13565	$18.21141	650
01/01/2018 to 12/31/2018	$18.21141	$15.99952	332
01/01/2019 to 12/31/2019	$15.99952	$20.20014	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99763	$10.23818	544
01/01/2013 to 12/31/2013	$10.23818	$11.82773	126
01/01/2014 to 12/31/2014	$11.82773	$12.08112	123
01/01/2015 to 12/31/2015	$12.08112	$11.59105	120
01/01/2016 to 12/31/2016	$11.59105	$11.74817	124
01/01/2017 to 12/31/2017	$11.74817	$13.29691	121
01/01/2018 to 12/31/2018	$13.29691	$11.84711	115
01/01/2019 to 12/31/2019	$11.84711	$14.12946	116

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.79169	0
01/01/2011 to 12/31/2011	$10.79169	$10.42238	0
01/01/2012 to 12/31/2012	$10.42238	$11.85476	582
01/01/2013 to 12/31/2013	$11.85476	$15.74461	715
01/01/2014 to 12/31/2014	$15.74461	$16.62833	660
01/01/2015 to 12/31/2015	$16.62833	$17.32230	0
01/01/2016 to 12/31/2016	$17.32230	$17.15150	0
01/01/2017 to 12/31/2017	$17.15150	$21.78151	0
01/01/2018 to 12/31/2018	$21.78151	$21.61223	0
01/01/2019 to 12/31/2019	$21.61223	$28.92880	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99763	$10.15039	0
01/01/2013 to 12/31/2013	$10.15039	$13.26381	0
01/01/2014 to 12/31/2014	$13.26381	$14.20252	0
01/01/2015 to 12/31/2015	$14.20252	$13.69803	1,880
01/01/2016 to 12/31/2016	$13.69803	$15.09807	597
01/01/2017 to 12/31/2017	$15.09807	$17.21270	463
01/01/2018 to 12/31/2018	$17.21270	$15.02221	0
01/01/2019 to 12/31/2019	$15.02221	$18.87714	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01895	$11.33239	0
01/01/2011 to 12/31/2011	$11.33239	$10.68206	0
01/01/2012 to 12/31/2012	$10.68206	$12.41256	0
01/01/2013 to 12/31/2013	$12.41256	$15.94091	469
01/01/2014 to 12/31/2014	$15.94091	$17.27179	424
01/01/2015 to 12/31/2015	$17.27179	$15.82552	1,425
01/01/2016 to 12/31/2016	$15.82552	$15.62838	451
01/01/2017 to 12/31/2017	$15.62838	$19.29797	404
01/01/2018 to 12/31/2018	$19.29797	$17.92966	198
01/01/2019 to 12/31/2019	$17.92966	$22.67138	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99018	$11.15256	0
01/01/2011 to 12/31/2011	$11.15256	$10.56598	203
01/01/2012 to 12/31/2012	$10.56598	$12.02241	155
01/01/2013 to 12/31/2013	$12.02241	$16.58653	30
01/01/2014 to 12/31/2014	$16.58653	$18.41016	27
01/01/2015 to 12/31/2015	$18.41016	$16.87713	28
01/01/2016 to 12/31/2016	$16.87713	$19.38660	25
01/01/2017 to 12/31/2017	$19.38660	$21.43295	25
01/01/2018 to 12/31/2018	$21.43295	$17.39524	25
01/01/2019 to 12/31/2019	$17.39524	$20.45097	27
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93810	$11.59009	370
01/01/2011 to 12/31/2011	$11.59009	$8.97755	460
01/01/2012 to 12/31/2012	$8.97755	$10.28503	370
01/01/2013 to 12/31/2013	$10.28503	$10.01422	98
01/01/2014 to 12/31/2014	$10.01422	$9.27314	103
01/01/2015 to 12/31/2015	$9.27314	$7.50177	125
01/01/2016 to 12/31/2016	$7.50177	$8.18945	118
01/01/2017 to 12/31/2017	$8.18945	$10.05560	111
01/01/2018 to 12/31/2018	$10.05560	$8.39535	111
01/01/2019 to 12/31/2019	$8.39535	$9.24487	121

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98859	$10.51978	14,208
01/01/2011 to 12/31/2011	$10.51978	$10.32232	8,649
01/01/2012 to 12/31/2012	$10.32232	$11.06794	6,509
01/01/2013 to 12/31/2013	$11.06794	$11.74309	2,163
01/01/2014 to 12/31/2014	$11.74309	$12.06729	4,429
01/01/2015 to 12/31/2015	$12.06729	$11.74030	2,530
01/01/2016 to 12/31/2016	$11.74030	$12.03677	1,368
01/01/2017 to 12/31/2017	$12.03677	$12.87928	1,362
01/01/2018 to 12/31/2018	$12.87928	$12.15496	1,646
01/01/2019 to 12/31/2019	$12.15496	$13.54926	304
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01754	$10.04935	0
01/01/2012 to 12/31/2012	$10.04935	$10.45656	0
01/01/2013 to 12/31/2013	$10.45656	$9.92350	0
01/01/2014 to 12/31/2014	$9.92350	$10.22500	0
01/01/2015 to 12/31/2015	$10.22500	$9.90688	0
01/01/2016 to 12/31/2016	$9.90688	$10.03038	0
01/01/2017 to 12/31/2017	$10.03038	$10.29802	0
01/01/2018 to 12/31/2018	$10.29802	$9.92155	0
01/01/2019 to 12/31/2019	$9.92155	$10.57901	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96262	$11.42459	29,987
01/01/2011 to 12/31/2011	$11.42459	$10.40969	12,115
01/01/2012 to 12/31/2012	$10.40969	$11.41918	7,499
01/01/2013 to 12/31/2013	$11.41918	$12.98265	2,674
01/01/2014 to 12/31/2014	$12.98265	$13.77278	5,405
01/01/2015 to 12/31/2015	$13.77278	$13.29830	7,554
01/01/2016 to 12/31/2016	$13.29830	$14.22448	4,531
01/01/2017 to 12/31/2017	$14.22448	$16.04485	12,114
01/01/2018 to 12/31/2018	$16.04485	$14.40125	4,989
01/01/2019 to 12/31/2019	$14.40125	$16.67408	164
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.81154	391
01/01/2011 to 12/31/2011	$10.81154	$10.86707	0
01/01/2012 to 12/31/2012	$10.86707	$12.54220	0
01/01/2013 to 12/31/2013	$12.54220	$16.13625	0
01/01/2014 to 12/31/2014	$16.13625	$18.37489	0
01/01/2015 to 12/31/2015	$18.37489	$18.40090	0
01/01/2016 to 12/31/2016	$18.40090	$20.53190	0
01/01/2017 to 12/31/2017	$20.53190	$24.38730	0
01/01/2018 to 12/31/2018	$24.38730	$21.74190	0
01/01/2019 to 12/31/2019	$21.74190	$26.29011	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99762	$8.82682	0
01/01/2012 to 12/31/2012	$8.82682	$9.70309	0
01/01/2013 to 12/31/2013	$9.70309	$11.53800	0
01/01/2014 to 12/31/2014	$11.53800	$11.93785	0
01/01/2015 to 12/31/2015	$11.93785	$11.61500	0
01/01/2016 to 12/31/2016	$11.61500	$11.99812	0
01/01/2017 to 12/31/2017	$11.99812	$13.77771	0
01/01/2018 to 12/31/2018	$13.77771	$12.50924	0
01/01/2019 to 12/31/2019	$12.50924	$14.72978	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97096	$12.06901	4,557
01/01/2011 to 12/31/2011	$12.06901	$10.18802	882
01/01/2012 to 12/31/2012	$10.18802	$11.88382	390
01/01/2013 to 12/31/2013	$11.88382	$16.25704	465
01/01/2014 to 12/31/2014	$16.25704	$16.57406	448
01/01/2015 to 12/31/2015	$16.57406	$16.31656	0
01/01/2016 to 12/31/2016	$16.31656	$17.07314	0
01/01/2017 to 12/31/2017	$17.07314	$21.18129	0
01/01/2018 to 12/31/2018	$21.18129	$18.34311	0
01/01/2019 to 12/31/2019	$18.34311	$24.32182	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96001	$12.52563	0
01/01/2011 to 12/31/2011	$12.52563	$12.05011	0
01/01/2012 to 12/31/2012	$12.05011	$13.13143	352
01/01/2013 to 12/31/2013	$13.13143	$17.24465	434
01/01/2014 to 12/31/2014	$17.24465	$17.39298	427
01/01/2015 to 12/31/2015	$17.39298	$17.03008	1,002
01/01/2016 to 12/31/2016	$17.03008	$18.54413	381
01/01/2017 to 12/31/2017	$18.54413	$22.32618	266
01/01/2018 to 12/31/2018	$22.32618	$19.86367	130
01/01/2019 to 12/31/2019	$19.86367	$25.11007	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96344	$11.38359	5,571
01/01/2011 to 12/31/2011	$11.38359	$10.39864	1,098
01/01/2012 to 12/31/2012	$10.39864	$11.93642	784
01/01/2013 to 12/31/2013	$11.93642	$15.93369	937
01/01/2014 to 12/31/2014	$15.93369	$16.29521	909
01/01/2015 to 12/31/2015	$16.29521	$15.14839	1,123
01/01/2016 to 12/31/2016	$15.14839	$19.01594	387
01/01/2017 to 12/31/2017	$19.01594	$19.83298	394
01/01/2018 to 12/31/2018	$19.83298	$15.97498	213
01/01/2019 to 12/31/2019	$15.97498	$18.93096	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99132	$10.61502	26,317
01/01/2011 to 12/31/2011	$10.61502	$10.51766	17,456
01/01/2012 to 12/31/2012	$10.51766	$11.59639	17,411
01/01/2013 to 12/31/2013	$11.59639	$13.16241	4,739
01/01/2014 to 12/31/2014	$13.16241	$13.53925	12,229
01/01/2015 to 12/31/2015	$13.53925	$13.15886	10,798
01/01/2016 to 12/31/2016	$13.15886	$13.74917	5,858
01/01/2017 to 12/31/2017	$13.74917	$15.41656	8,462
01/01/2018 to 12/31/2018	$15.41656	$14.17709	3,552
01/01/2019 to 12/31/2019	$14.17709	$16.64400	1,117
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97020	$11.05594	8,250
01/01/2011 to 12/31/2011	$11.05594	$10.55928	3,908
01/01/2012 to 12/31/2012	$10.55928	$12.06157	3,457
01/01/2013 to 12/31/2013	$12.06157	$16.87703	1,272
01/01/2014 to 12/31/2014	$16.87703	$17.76439	2,320
01/01/2015 to 12/31/2015	$17.76439	$18.91206	2,885
01/01/2016 to 12/31/2016	$18.91206	$18.87019	1,233
01/01/2017 to 12/31/2017	$18.87019	$25.28022	940
01/01/2018 to 12/31/2018	$25.28022	$25.50525	334
01/01/2019 to 12/31/2019	$25.50525	$31.77352	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98523	$10.59052	7,143
01/01/2011 to 12/31/2011	$10.59052	$10.23858	1,115
01/01/2012 to 12/31/2012	$10.23858	$11.27923	820
01/01/2013 to 12/31/2013	$11.27923	$14.75260	0
01/01/2014 to 12/31/2014	$14.75260	$14.55531	0
01/01/2015 to 12/31/2015	$14.55531	$13.28296	0
01/01/2016 to 12/31/2016	$13.28296	$13.69617	0
01/01/2017 to 12/31/2017	$13.69617	$15.50965	0
01/01/2018 to 12/31/2018	$15.50965	$13.60215	0
01/01/2019 to 12/31/2019	$13.60215	$16.64634	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85888	$11.39318	380
01/01/2011 to 12/31/2011	$11.39318	$9.41761	472
01/01/2012 to 12/31/2012	$9.41761	$9.47959	0
01/01/2013 to 12/31/2013	$9.47959	$10.62586	0
01/01/2014 to 12/31/2014	$10.62586	$9.45971	0
01/01/2015 to 12/31/2015	$9.45971	$7.42054	0
01/01/2016 to 12/31/2016	$7.42054	$8.98419	0
01/01/2017 to 12/31/2017	$8.98419	$9.62845	0
01/01/2018 to 12/31/2018	$9.62845	$7.79490	0
01/01/2019 to 12/31/2019	$7.79490	$8.85010	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97931	$10.23639	10,875
01/01/2011 to 12/31/2011	$10.23639	$10.35537	4,476
01/01/2012 to 12/31/2012	$10.35537	$10.58534	4,191
01/01/2013 to 12/31/2013	$10.58534	$9.89766	625
01/01/2014 to 12/31/2014	$9.89766	$9.66913	2,683
01/01/2015 to 12/31/2015	$9.66913	$8.95975	1,596
01/01/2016 to 12/31/2016	$8.95975	$9.08437	1,428
01/01/2017 to 12/31/2017	$9.08437	$9.00646	1,316
01/01/2018 to 12/31/2018	$9.00646	$8.92322	368
01/01/2019 to 12/31/2019	$8.92322	$8.80799	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98789	$11.41794	4,409
01/01/2011 to 12/31/2011	$11.41794	$10.71019	843
01/01/2012 to 12/31/2012	$10.71019	$12.32002	752
01/01/2013 to 12/31/2013	$12.32002	$15.84889	942
01/01/2014 to 12/31/2014	$15.84889	$17.70212	834
01/01/2015 to 12/31/2015	$17.70212	$16.06112	0
01/01/2016 to 12/31/2016	$16.06112	$17.78858	0
01/01/2017 to 12/31/2017	$17.78858	$20.48576	0
01/01/2018 to 12/31/2018	$20.48576	$16.61000	0
01/01/2019 to 12/31/2019	$16.61000	$19.22608	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99762	$8.76473	0
01/01/2012 to 12/31/2012	$8.76473	$9.45170	0
01/01/2013 to 12/31/2013	$9.45170	$11.06506	0
01/01/2014 to 12/31/2014	$11.06506	$11.34142	1,214
01/01/2015 to 12/31/2015	$11.34142	$10.94847	2,254
01/01/2016 to 12/31/2016	$10.94847	$11.33122	348
01/01/2017 to 12/31/2017	$11.33122	$12.50577	435
01/01/2018 to 12/31/2018	$12.50577	$11.54030	205
01/01/2019 to 12/31/2019	$11.54030	$13.51580	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99762	$10.32483	11,639
01/01/2011 to 12/31/2011	$10.32483	$10.63550	1,938
01/01/2012 to 12/31/2012	$10.63550	$11.14320	1,851
01/01/2013 to 12/31/2013	$11.14320	$10.66394	2,762
01/01/2014 to 12/31/2014	$10.66394	$11.10558	2,655
01/01/2015 to 12/31/2015	$11.10558	$10.92245	3,205
01/01/2016 to 12/31/2016	$10.92245	$11.15849	1,281
01/01/2017 to 12/31/2017	$11.15849	$11.52521	1,329
01/01/2018 to 12/31/2018	$11.52521	$10.94143	1,382
01/01/2019 to 12/31/2019	$10.94143	$11.93724	90
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96822	$10.85224	1,705,686
01/01/2011 to 12/31/2011	$10.85224	$10.42656	2,780,906
01/01/2012 to 12/31/2012	$10.42656	$11.58413	4,729,477
01/01/2013 to 12/31/2013	$11.58413	$12.57392	5,226,982
01/01/2014 to 12/31/2014	$12.57392	$12.88443	5,015,958
01/01/2015 to 12/31/2015	$12.88443	$12.30764	4,421,338
01/01/2016 to 12/31/2016	$12.30764	$12.91762	4,061,900
01/01/2017 to 12/31/2017	$12.91762	$14.35469	4,061,263
01/01/2018 to 12/31/2018	$14.35469	$13.01451	3,239,884
01/01/2019 to 12/31/2019	$13.01451	$14.90762	4,363,597
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97890	$10.95858	2,584,808
01/01/2011 to 12/31/2011	$10.95858	$10.82832	4,811,526
01/01/2012 to 12/31/2012	$10.82832	$12.14616	10,769,590
01/01/2013 to 12/31/2013	$12.14616	$13.97323	13,184,630
01/01/2014 to 12/31/2014	$13.97323	$14.63392	13,013,011
01/01/2015 to 12/31/2015	$14.63392	$14.55973	12,506,341
01/01/2016 to 12/31/2016	$14.55973	$15.39207	11,906,642
01/01/2017 to 12/31/2017	$15.39207	$17.76399	11,386,208
01/01/2018 to 12/31/2018	$17.76399	$16.49985	10,310,255
01/01/2019 to 12/31/2019	$16.49985	$19.84522	10,851,087
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98798	$10.84421	1,742,582
01/01/2011 to 12/31/2011	$10.84421	$10.50892	3,371,705
01/01/2012 to 12/31/2012	$10.50892	$11.43867	7,858,393
01/01/2013 to 12/31/2013	$11.43867	$12.69438	9,186,421
01/01/2014 to 12/31/2014	$12.69438	$13.17323	9,013,572
01/01/2015 to 12/31/2015	$13.17323	$12.98042	8,842,228
01/01/2016 to 12/31/2016	$12.98042	$13.42887	8,395,483
01/01/2017 to 12/31/2017	$13.42887	$15.40633	8,049,090
01/01/2018 to 12/31/2018	$15.40633	$14.00336	7,240,143
01/01/2019 to 12/31/2019	$14.00336	$16.31578	7,559,402
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99892	$10.12611	481
01/01/2014 to 12/31/2014	$10.12611	$9.68209	511
01/01/2015 to 12/31/2015	$9.68209	$8.07247	1,575
01/01/2016 to 12/31/2016	$8.07247	$9.03281	1,482
01/01/2017 to 12/31/2017	$9.03281	$12.03168	4,684
01/01/2018 to 12/31/2018	$12.03168	$9.62353	8,871
01/01/2019 to 12/31/2019	$9.62353	$11.18967	9,123
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99892	$11.66544	756
01/01/2014 to 12/31/2014	$11.66544	$13.03016	756
01/01/2015 to 12/31/2015	$13.03016	$13.08281	0
01/01/2016 to 12/31/2016	$13.08281	$14.29513	2,078
01/01/2017 to 12/31/2017	$14.29513	$17.23296	1,872
01/01/2018 to 12/31/2018	$17.23296	$15.62430	0
01/01/2019 to 12/31/2019	$15.62430	$18.90315	10,028

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98918	$10.81032	3,247,819
01/01/2011 to 12/31/2011	$10.81032	$10.54027	5,664,738
01/01/2012 to 12/31/2012	$10.54027	$11.70096	10,965,332
01/01/2013 to 12/31/2013	$11.70096	$13.58699	12,336,405
01/01/2014 to 12/31/2014	$13.58699	$14.28492	11,995,011
01/01/2015 to 12/31/2015	$14.28492	$14.16631	11,559,990
01/01/2016 to 12/31/2016	$14.16631	$14.86310	11,173,889
01/01/2017 to 12/31/2017	$14.86310	$16.85707	10,686,362
01/01/2018 to 12/31/2018	$16.85707	$15.81588	9,656,858
01/01/2019 to 12/31/2019	$15.81588	$18.64139	11,113,628
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99892	$9.18873	717,098
01/01/2012 to 12/31/2012	$9.18873	$10.14802	2,315,047
01/01/2013 to 12/31/2013	$10.14802	$11.10316	2,852,184
01/01/2014 to 12/31/2014	$11.10316	$11.49527	2,763,123
01/01/2015 to 12/31/2015	$11.49527	$11.00542	2,693,375
01/01/2016 to 12/31/2016	$11.00542	$11.61872	2,518,878
01/01/2017 to 12/31/2017	$11.61872	$12.91431	2,433,790
01/01/2018 to 12/31/2018	$12.91431	$12.07270	2,234,693
01/01/2019 to 12/31/2019	$12.07270	$14.01539	2,117,543
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00835	$10.13563	156,318
01/01/2011 to 12/31/2011	$10.13563	$10.22893	246,817
01/01/2012 to 12/31/2012	$10.22893	$10.56974	563,264
01/01/2013 to 12/31/2013	$10.56974	$10.20540	422,763
01/01/2014 to 12/31/2014	$10.20540	$10.06284	415,771
01/01/2015 to 12/31/2015	$10.06284	$9.98020	371,698
01/01/2016 to 12/31/2016	$9.98020	$10.01180	361,586
01/01/2017 to 12/31/2017	$10.01180	$10.05055	375,151
01/01/2018 to 12/31/2018	$10.05055	$9.99295	324,865
01/01/2019 to 12/31/2019	$9.99295	$10.31886	486,717
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00727	$10.40977	1,760,031
01/01/2011 to 12/31/2011	$10.40977	$10.60112	2,633,813
01/01/2012 to 12/31/2012	$10.60112	$11.43860	5,112,090
01/01/2013 to 12/31/2013	$11.43860	$11.08248	5,459,355
01/01/2014 to 12/31/2014	$11.08248	$11.40123	5,144,324
01/01/2015 to 12/31/2015	$11.40123	$11.01583	4,559,885
01/01/2016 to 12/31/2016	$11.01583	$11.33255	4,352,471
01/01/2017 to 12/31/2017	$11.33255	$11.67344	4,579,272
01/01/2018 to 12/31/2018	$11.67344	$11.44483	3,981,860
01/01/2019 to 12/31/2019	$11.44483	$12.33819	5,390,596
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97809	$10.89145	2,016,080
01/01/2011 to 12/31/2011	$10.89145	$10.48915	3,217,470
01/01/2012 to 12/31/2012	$10.48915	$11.77340	6,335,444
01/01/2013 to 12/31/2013	$11.77340	$14.25584	7,614,510
01/01/2014 to 12/31/2014	$14.25584	$15.05481	7,778,583
01/01/2015 to 12/31/2015	$15.05481	$14.93839	7,596,835
01/01/2016 to 12/31/2016	$14.93839	$15.75247	7,423,775
01/01/2017 to 12/31/2017	$15.75247	$18.32966	7,223,442
01/01/2018 to 12/31/2018	$18.32966	$16.96532	6,637,424
01/01/2019 to 12/31/2019	$16.96532	$20.47010	8,653,371

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99892	$11.69855	24,041
01/01/2014 to 12/31/2014	$11.69855	$13.11792	52,955
01/01/2015 to 12/31/2015	$13.11792	$12.48497	54,740
01/01/2016 to 12/31/2016	$12.48497	$14.15832	106,443
01/01/2017 to 12/31/2017	$14.15832	$16.54656	85,136
01/01/2018 to 12/31/2018	$16.54656	$15.55216	77,954
01/01/2019 to 12/31/2019	$15.55216	$20.11318	202,379
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97060	$11.60747	70,058
01/01/2011 to 12/31/2011	$11.60747	$10.87942	83,962
01/01/2012 to 12/31/2012	$10.87942	$13.61620	159,529
01/01/2013 to 12/31/2013	$13.61620	$14.02348	187,072
01/01/2014 to 12/31/2014	$14.02348	$15.76833	183,937
01/01/2015 to 12/31/2015	$15.76833	$15.54934	155,830
01/01/2016 to 12/31/2016	$15.54934	$15.48493	141,913
01/01/2017 to 12/31/2017	$15.48493	$16.94800	144,039
01/01/2018 to 12/31/2018	$16.94800	$15.93869	112,537
01/01/2019 to 12/31/2019	$15.93869	$19.68420	132,669
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96031	$11.84909	66,028
01/01/2011 to 12/31/2011	$11.84909	$12.46608	160,852
01/01/2012 to 12/31/2012	$12.46608	$14.19219	359,936
01/01/2013 to 12/31/2013	$14.19219	$14.44656	411,811
01/01/2014 to 12/31/2014	$14.44656	$18.66669	348,011
01/01/2015 to 12/31/2015	$18.66669	$19.31653	302,465
01/01/2016 to 12/31/2016	$19.31653	$19.98386	295,241
01/01/2017 to 12/31/2017	$19.98386	$20.95658	306,314
01/01/2018 to 12/31/2018	$20.95658	$19.69922	278,377
01/01/2019 to 12/31/2019	$19.69922	$25.51258	331,360
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97640	$11.07430	1,522,851
01/01/2011 to 12/31/2011	$11.07430	$10.76605	3,004,090
01/01/2012 to 12/31/2012	$10.76605	$11.75601	6,202,628
01/01/2013 to 12/31/2013	$11.75601	$13.31592	7,217,200
01/01/2014 to 12/31/2014	$13.31592	$13.55705	7,076,314
01/01/2015 to 12/31/2015	$13.55705	$13.51341	6,730,170
01/01/2016 to 12/31/2016	$13.51341	$13.90530	6,475,986
01/01/2017 to 12/31/2017	$13.90530	$15.98573	6,169,777
01/01/2018 to 12/31/2018	$15.98573	$14.55487	5,588,315
01/01/2019 to 12/31/2019	$14.55487	$17.23877	6,390,851
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98867	$10.75964	1,073,465
01/01/2011 to 12/31/2011	$10.75964	$10.56611	2,004,646
01/01/2012 to 12/31/2012	$10.56611	$11.48504	3,557,137
01/01/2013 to 12/31/2013	$11.48504	$12.44907	3,648,816
01/01/2014 to 12/31/2014	$12.44907	$12.78375	3,441,886
01/01/2015 to 12/31/2015	$12.78375	$12.50271	3,174,922
01/01/2016 to 12/31/2016	$12.50271	$12.98903	2,980,894
01/01/2017 to 12/31/2017	$12.98903	$14.39532	3,007,713
01/01/2018 to 12/31/2018	$14.39532	$13.20449	2,394,877
01/01/2019 to 12/31/2019	$13.20449	$15.12091	3,169,284

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96555	$11.55299	153,057
01/01/2011 to 12/31/2011	$11.55299	$11.55148	210,627
01/01/2012 to 12/31/2012	$11.55148	$13.18999	385,470
01/01/2013 to 12/31/2013	$13.18999	$18.07134	402,640
01/01/2014 to 12/31/2014	$18.07134	$19.12024	410,027
01/01/2015 to 12/31/2015	$19.12024	$17.83491	368,603
01/01/2016 to 12/31/2016	$17.83491	$21.88329	356,938
01/01/2017 to 12/31/2017	$21.88329	$24.23206	363,214
01/01/2018 to 12/31/2018	$24.23206	$20.55190	310,652
01/01/2019 to 12/31/2019	$20.55190	$24.87644	433,024
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99893	$9.89691	113,772
01/01/2011 to 12/31/2011	$9.89691	$9.77005	295,537
01/01/2012 to 12/31/2012	$9.77005	$9.64353	521,735
01/01/2013 to 12/31/2013	$9.64353	$9.51854	468,744
01/01/2014 to 12/31/2014	$9.51854	$9.39464	282,431
01/01/2015 to 12/31/2015	$9.39464	$9.27261	267,847
01/01/2016 to 12/31/2016	$9.27261	$9.15228	281,463
01/01/2017 to 12/31/2017	$9.15228	$9.06428	236,389
01/01/2018 to 12/31/2018	$9.06428	$9.06211	687,993
01/01/2019 to 12/31/2019	$9.06211	$9.09555	633,483
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98490	$10.82146	117,563
01/01/2011 to 12/31/2011	$10.82146	$11.01977	211,903
01/01/2012 to 12/31/2012	$11.01977	$12.38543	502,448
01/01/2013 to 12/31/2013	$12.38543	$13.10213	548,275
01/01/2014 to 12/31/2014	$13.10213	$13.26266	527,727
01/01/2015 to 12/31/2015	$13.26266	$12.62368	495,122
01/01/2016 to 12/31/2016	$12.62368	$14.37813	443,814
01/01/2017 to 12/31/2017	$14.37813	$15.25193	449,048
01/01/2018 to 12/31/2018	$15.25193	$14.75366	398,822
01/01/2019 to 12/31/2019	$14.75366	$16.78977	453,395
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99091	$10.67679	31,534
01/01/2011 to 12/31/2011	$10.67679	$10.09724	57,832
01/01/2012 to 12/31/2012	$10.09724	$11.64872	109,356
01/01/2013 to 12/31/2013	$11.64872	$16.08032	167,477
01/01/2014 to 12/31/2014	$16.08032	$18.05291	194,561
01/01/2015 to 12/31/2015	$18.05291	$16.42198	170,824
01/01/2016 to 12/31/2016	$16.42198	$19.43222	178,327
01/01/2017 to 12/31/2017	$19.43222	$22.86130	169,335
01/01/2018 to 12/31/2018	$22.86130	$19.36949	143,308
01/01/2019 to 12/31/2019	$19.36949	$24.76188	278,379
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92975	$11.31839	93,640
01/01/2011 to 12/31/2011	$11.31839	$9.72769	112,683
01/01/2012 to 12/31/2012	$9.72769	$11.55656	144,641
01/01/2013 to 12/31/2013	$11.55656	$13.57997	168,359
01/01/2014 to 12/31/2014	$13.57997	$12.66291	186,402
01/01/2015 to 12/31/2015	$12.66291	$12.89176	184,953
01/01/2016 to 12/31/2016	$12.89176	$12.24381	184,989
01/01/2017 to 12/31/2017	$12.24381	$16.36626	187,430
01/01/2018 to 12/31/2018	$16.36626	$13.99914	201,305
01/01/2019 to 12/31/2019	$13.99914	$18.25409	297,648

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92962	$10.85463	58,073
01/01/2011 to 12/31/2011	$10.85463	$9.36922	76,282
01/01/2012 to 12/31/2012	$9.36922	$10.78951	144,351
01/01/2013 to 12/31/2013	$10.78951	$12.72239	166,403
01/01/2014 to 12/31/2014	$12.72239	$11.71529	176,814
01/01/2015 to 12/31/2015	$11.71529	$11.65752	189,507
01/01/2016 to 12/31/2016	$11.65752	$11.57308	157,466
01/01/2017 to 12/31/2017	$11.57308	$14.02897	164,362
01/01/2018 to 12/31/2018	$14.02897	$11.61149	134,523
01/01/2019 to 12/31/2019	$11.61149	$13.75529	193,601
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00716	$10.65798	963
01/01/2011 to 12/31/2011	$10.65798	$11.82865	14,129,322
01/01/2012 to 12/31/2012	$11.82865	$12.77233	4,475,254
01/01/2013 to 12/31/2013	$12.77233	$12.20515	480,883
01/01/2014 to 12/31/2014	$12.20515	$12.85709	552,630
01/01/2015 to 12/31/2015	$12.85709	$12.83878	2,383,519
01/01/2016 to 12/31/2016	$12.83878	$13.20503	2,189,580
01/01/2017 to 12/31/2017	$13.20503	$13.59580	718,938
01/01/2018 to 12/31/2018	$13.59580	$13.38227	4,046,961
01/01/2019 to 12/31/2019	$13.38227	$14.69167	2,149,395
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97716	$10.93142	518,713
01/01/2011 to 12/31/2011	$10.93142	$10.72799	1,140,259
01/01/2012 to 12/31/2012	$10.72799	$12.02671	2,761,214
01/01/2013 to 12/31/2013	$12.02671	$13.80307	3,550,113
01/01/2014 to 12/31/2014	$13.80307	$14.49073	3,444,979
01/01/2015 to 12/31/2015	$14.49073	$14.15256	3,332,668
01/01/2016 to 12/31/2016	$14.15256	$14.69775	3,188,397
01/01/2017 to 12/31/2017	$14.69775	$16.96691	3,152,801
01/01/2018 to 12/31/2018	$16.96691	$15.51079	2,958,818
01/01/2019 to 12/31/2019	$15.51079	$18.28375	3,240,604
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92228	$10.61546	188,862
01/01/2011 to 12/31/2011	$10.61546	$9.51892	272,145
01/01/2012 to 12/31/2012	$9.51892	$11.45344	402,349
01/01/2013 to 12/31/2013	$11.45344	$13.04109	431,061
01/01/2014 to 12/31/2014	$13.04109	$12.05224	469,542
01/01/2015 to 12/31/2015	$12.05224	$11.56310	454,230
01/01/2016 to 12/31/2016	$11.56310	$11.63353	453,539
01/01/2017 to 12/31/2017	$11.63353	$14.88519	439,564
01/01/2018 to 12/31/2018	$14.88519	$12.12438	413,606
01/01/2019 to 12/31/2019	$12.12438	$15.22443	637,669
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.64561	1,274,952
01/01/2011 to 12/31/2011	$10.64561	$10.53196	1,680,773
01/01/2012 to 12/31/2012	$10.53196	$11.50931	3,614,736
01/01/2013 to 12/31/2013	$11.50931	$12.61294	4,075,434
01/01/2014 to 12/31/2014	$12.61294	$13.12731	3,921,488
01/01/2015 to 12/31/2015	$13.12731	$12.93297	3,693,992
01/01/2016 to 12/31/2016	$12.93297	$13.25501	3,490,875
01/01/2017 to 12/31/2017	$13.25501	$14.67172	3,375,046
01/01/2018 to 12/31/2018	$14.67172	$13.73759	3,016,304
01/01/2019 to 12/31/2019	$13.73759	$15.53975	3,325,507

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97178	$10.83550	54,258
01/01/2011 to 12/31/2011	$10.83550	$10.76565	100,497
01/01/2012 to 12/31/2012	$10.76565	$12.23930	264,843
01/01/2013 to 12/31/2013	$12.23930	$16.48876	263,046
01/01/2014 to 12/31/2014	$16.48876	$17.82120	255,266
01/01/2015 to 12/31/2015	$17.82120	$19.46008	258,022
01/01/2016 to 12/31/2016	$19.46008	$18.92630	234,993
01/01/2017 to 12/31/2017	$18.92630	$25.37413	210,697
01/01/2018 to 12/31/2018	$25.37413	$24.63897	192,765
01/01/2019 to 12/31/2019	$24.63897	$32.24720	220,087
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99892	$9.94571	0
01/01/2015 to 12/31/2015	$9.94571	$9.72775	0
01/01/2016 to 12/31/2016	$9.72775	$10.45780	10,427
01/01/2017 to 12/31/2017	$10.45780	$11.82978	9,514
01/01/2018 to 12/31/2018	$11.82978	$10.95483	9,511
01/01/2019 to 12/31/2019	$10.95483	$12.78592	5,380
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99303	$11.36749	179,668
01/01/2011 to 12/31/2011	$11.36749	$11.11743	282,606
01/01/2012 to 12/31/2012	$11.11743	$12.31871	453,969
01/01/2013 to 12/31/2013	$12.31871	$16.61002	419,180
01/01/2014 to 12/31/2014	$16.61002	$18.13007	731,099
01/01/2015 to 12/31/2015	$18.13007	$19.69664	617,181
01/01/2016 to 12/31/2016	$19.69664	$20.52521	623,680
01/01/2017 to 12/31/2017	$20.52521	$26.94244	550,011
01/01/2018 to 12/31/2018	$26.94244	$25.87563	439,358
01/01/2019 to 12/31/2019	$25.87563	$33.61743	581,299
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98806	$10.95462	160,930
01/01/2011 to 12/31/2011	$10.95462	$10.47366	220,494
01/01/2012 to 12/31/2012	$10.47366	$12.72311	390,491
01/01/2013 to 12/31/2013	$12.72311	$16.02802	434,565
01/01/2014 to 12/31/2014	$16.02802	$16.39392	443,769
01/01/2015 to 12/31/2015	$16.39392	$15.94369	432,607
01/01/2016 to 12/31/2016	$15.94369	$16.85607	449,184
01/01/2017 to 12/31/2017	$16.85607	$20.60381	431,452
01/01/2018 to 12/31/2018	$20.60381	$18.39193	380,810
01/01/2019 to 12/31/2019	$18.39193	$23.59101	465,376
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99893	$10.34858	724,229
01/01/2013 to 12/31/2013	$10.34858	$12.14602	935,292
01/01/2014 to 12/31/2014	$12.14602	$12.60409	952,142
01/01/2015 to 12/31/2015	$12.60409	$12.28577	895,402
01/01/2016 to 12/31/2016	$12.28577	$12.65041	849,813
01/01/2017 to 12/31/2017	$12.65041	$14.54570	829,552
01/01/2018 to 12/31/2018	$14.54570	$13.16770	753,921
01/01/2019 to 12/31/2019	$13.16770	$15.95489	861,438

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.93006	72,358
01/01/2011 to 12/31/2011	$10.93006	$10.72407	99,962
01/01/2012 to 12/31/2012	$10.72407	$12.39282	179,098
01/01/2013 to 12/31/2013	$12.39282	$16.72156	177,241
01/01/2014 to 12/31/2014	$16.72156	$17.94181	177,076
01/01/2015 to 12/31/2015	$17.94181	$18.98862	160,223
01/01/2016 to 12/31/2016	$18.98862	$19.10047	158,512
01/01/2017 to 12/31/2017	$19.10047	$24.64204	141,109
01/01/2018 to 12/31/2018	$24.64204	$24.84283	136,913
01/01/2019 to 12/31/2019	$24.84283	$33.78329	194,529
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99893	$10.21028	18
01/01/2013 to 12/31/2013	$10.21028	$13.55475	30,659
01/01/2014 to 12/31/2014	$13.55475	$14.74552	36,694
01/01/2015 to 12/31/2015	$14.74552	$14.44861	74,064
01/01/2016 to 12/31/2016	$14.44861	$16.17865	127,355
01/01/2017 to 12/31/2017	$16.17865	$18.73770	145,489
01/01/2018 to 12/31/2018	$18.73770	$16.61574	144,178
01/01/2019 to 12/31/2019	$16.61574	$21.21263	258,648
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02025	$11.47753	189,012
01/01/2011 to 12/31/2011	$11.47753	$10.99121	233,643
01/01/2012 to 12/31/2012	$10.99121	$12.97601	463,170
01/01/2013 to 12/31/2013	$12.97601	$16.93019	467,960
01/01/2014 to 12/31/2014	$16.93019	$18.63631	430,047
01/01/2015 to 12/31/2015	$18.63631	$17.34822	700,232
01/01/2016 to 12/31/2016	$17.34822	$17.40477	693,645
01/01/2017 to 12/31/2017	$17.40477	$21.83303	642,637
01/01/2018 to 12/31/2018	$21.83303	$20.61058	597,417
01/01/2019 to 12/31/2019	$20.61058	$26.47705	787,480
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99148	$11.29548	105,978
01/01/2011 to 12/31/2011	$11.29548	$10.87188	178,182
01/01/2012 to 12/31/2012	$10.87188	$12.56833	335,675
01/01/2013 to 12/31/2013	$12.56833	$17.61601	362,866
01/01/2014 to 12/31/2014	$17.61601	$19.86467	363,604
01/01/2015 to 12/31/2015	$19.86467	$18.50123	345,036
01/01/2016 to 12/31/2016	$18.50123	$21.59009	373,356
01/01/2017 to 12/31/2017	$21.59009	$24.24853	358,027
01/01/2018 to 12/31/2018	$24.24853	$19.99644	299,243
01/01/2019 to 12/31/2019	$19.99644	$23.88416	412,956
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93940	$11.73867	344,029
01/01/2011 to 12/31/2011	$11.73867	$9.23763	444,703
01/01/2012 to 12/31/2012	$9.23763	$10.75214	790,827
01/01/2013 to 12/31/2013	$10.75214	$10.63612	868,661
01/01/2014 to 12/31/2014	$10.63612	$10.00622	891,763
01/01/2015 to 12/31/2015	$10.00622	$8.22421	848,985
01/01/2016 to 12/31/2016	$8.22421	$9.12099	779,644
01/01/2017 to 12/31/2017	$9.12099	$11.37732	801,438
01/01/2018 to 12/31/2018	$11.37732	$9.65141	726,830
01/01/2019 to 12/31/2019	$9.65141	$10.79757	1,097,594

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98989	$10.65463	2,026,191
01/01/2011 to 12/31/2011	$10.65463	$10.62112	4,049,925
01/01/2012 to 12/31/2012	$10.62112	$11.57039	8,490,782
01/01/2013 to 12/31/2013	$11.57039	$12.47194	9,362,091
01/01/2014 to 12/31/2014	$12.47194	$13.02073	8,986,810
01/01/2015 to 12/31/2015	$13.02073	$12.86986	8,572,947
01/01/2016 to 12/31/2016	$12.86986	$13.40474	8,154,181
01/01/2017 to 12/31/2017	$13.40474	$14.57126	8,027,849
01/01/2018 to 12/31/2018	$14.57126	$13.97244	7,265,764
01/01/2019 to 12/31/2019	$13.97244	$15.82362	8,362,326
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01884	$10.07683	15,195
01/01/2012 to 12/31/2012	$10.07683	$10.65287	165,409
01/01/2013 to 12/31/2013	$10.65287	$10.27127	208,725
01/01/2014 to 12/31/2014	$10.27127	$10.75219	252,824
01/01/2015 to 12/31/2015	$10.75219	$10.58400	257,289
01/01/2016 to 12/31/2016	$10.58400	$10.88655	306,404
01/01/2017 to 12/31/2017	$10.88655	$11.35471	330,387
01/01/2018 to 12/31/2018	$11.35471	$11.11519	332,131
01/01/2019 to 12/31/2019	$11.11519	$12.04077	538,952
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96392	$11.57100	1,263,478
01/01/2011 to 12/31/2011	$11.57100	$10.71112	2,063,048
01/01/2012 to 12/31/2012	$10.71112	$11.93776	4,616,019
01/01/2013 to 12/31/2013	$11.93776	$13.78859	5,778,464
01/01/2014 to 12/31/2014	$13.78859	$14.86104	5,774,393
01/01/2015 to 12/31/2015	$14.86104	$14.57797	10,584,645
01/01/2016 to 12/31/2016	$14.57797	$15.84120	10,135,191
01/01/2017 to 12/31/2017	$15.84120	$18.15252	17,367,892
01/01/2018 to 12/31/2018	$18.15252	$16.55449	15,321,224
01/01/2019 to 12/31/2019	$16.55449	$19.47290	18,724,431
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99892	$11.70512	0
01/01/2014 to 12/31/2014	$11.70512	$13.31379	0
01/01/2015 to 12/31/2015	$13.31379	$13.34352	387
01/01/2016 to 12/31/2016	$13.34352	$14.60020	2,405
01/01/2017 to 12/31/2017	$14.60020	$17.49643	2,316
01/01/2018 to 12/31/2018	$17.49643	$16.03284	308
01/01/2019 to 12/31/2019	$16.03284	$19.81036	295
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.95026	27,596
01/01/2011 to 12/31/2011	$10.95026	$11.18180	67,008
01/01/2012 to 12/31/2012	$11.18180	$13.11164	141,648
01/01/2013 to 12/31/2013	$13.11164	$17.13775	164,437
01/01/2014 to 12/31/2014	$17.13775	$19.82656	176,902
01/01/2015 to 12/31/2015	$19.82656	$20.17140	146,580
01/01/2016 to 12/31/2016	$20.17140	$22.86543	163,041
01/01/2017 to 12/31/2017	$22.86543	$27.59065	156,926
01/01/2018 to 12/31/2018	$27.59065	$24.99267	140,834
01/01/2019 to 12/31/2019	$24.99267	$30.70289	353,276

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99892	$8.92125	0
01/01/2012 to 12/31/2012	$8.92125	$9.96370	4,544
01/01/2013 to 12/31/2013	$9.96370	$12.03673	4,671
01/01/2014 to 12/31/2014	$12.03673	$12.65262	4,667
01/01/2015 to 12/31/2015	$12.65262	$12.50693	4,663
01/01/2016 to 12/31/2016	$12.50693	$13.12509	4,663
01/01/2017 to 12/31/2017	$13.12509	$15.31131	6,077
01/01/2018 to 12/31/2018	$15.31131	$14.12473	6,075
01/01/2019 to 12/31/2019	$14.12473	$16.89730	6,069
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97226	$12.22363	37,657
01/01/2011 to 12/31/2011	$12.22363	$10.48304	134,774
01/01/2012 to 12/31/2012	$10.48304	$12.42355	219,428
01/01/2013 to 12/31/2013	$12.42355	$17.26646	233,452
01/01/2014 to 12/31/2014	$17.26646	$17.88395	222,534
01/01/2015 to 12/31/2015	$17.88395	$17.88711	194,124
01/01/2016 to 12/31/2016	$17.88711	$19.01429	180,705
01/01/2017 to 12/31/2017	$19.01429	$23.96456	173,888
01/01/2018 to 12/31/2018	$23.96456	$21.08659	145,593
01/01/2019 to 12/31/2019	$21.08659	$28.40537	210,451
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96131	$12.68615	50,970
01/01/2011 to 12/31/2011	$12.68615	$12.39878	98,599
01/01/2012 to 12/31/2012	$12.39878	$13.72749	229,649
01/01/2013 to 12/31/2013	$13.72749	$18.31474	236,945
01/01/2014 to 12/31/2014	$18.31474	$18.76702	238,557
01/01/2015 to 12/31/2015	$18.76702	$18.66860	248,016
01/01/2016 to 12/31/2016	$18.66860	$20.65158	239,875
01/01/2017 to 12/31/2017	$20.65158	$25.25871	228,397
01/01/2018 to 12/31/2018	$25.25871	$22.83360	214,925
01/01/2019 to 12/31/2019	$22.83360	$29.32496	269,432
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96474	$11.52948	44,863
01/01/2011 to 12/31/2011	$11.52948	$10.69970	69,319
01/01/2012 to 12/31/2012	$10.69970	$12.47826	124,318
01/01/2013 to 12/31/2013	$12.47826	$16.92247	121,412
01/01/2014 to 12/31/2014	$16.92247	$17.58238	116,091
01/01/2015 to 12/31/2015	$17.58238	$16.60583	118,889
01/01/2016 to 12/31/2016	$16.60583	$21.17695	125,239
01/01/2017 to 12/31/2017	$21.17695	$22.43803	105,476
01/01/2018 to 12/31/2018	$22.43803	$18.36352	91,717
01/01/2019 to 12/31/2019	$18.36352	$22.10853	179,531
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99262	$10.75123	3,239,651
01/01/2011 to 12/31/2011	$10.75123	$10.82213	6,771,379
01/01/2012 to 12/31/2012	$10.82213	$12.12288	15,859,196
01/01/2013 to 12/31/2013	$12.12288	$13.97954	18,784,994
01/01/2014 to 12/31/2014	$13.97954	$14.60907	18,587,781
01/01/2015 to 12/31/2015	$14.60907	$14.42529	21,666,221
01/01/2016 to 12/31/2016	$14.42529	$15.31223	21,082,338
01/01/2017 to 12/31/2017	$15.31223	$17.44229	20,234,386
01/01/2018 to 12/31/2018	$17.44229	$16.29732	18,463,163
01/01/2019 to 12/31/2019	$16.29732	$19.43835	19,718,316

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99892	$10.54562	0
01/01/2015 to 12/31/2015	$10.54562	$10.56463	883
01/01/2016 to 12/31/2016	$10.56463	$10.99577	883
01/01/2017 to 12/31/2017	$10.99577	$13.06767	4,523
01/01/2018 to 12/31/2018	$13.06767	$11.91193	4,954
01/01/2019 to 12/31/2019	$11.91193	$14.66408	6,154
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97150	$11.19772	200,365
01/01/2011 to 12/31/2011	$11.19772	$10.86500	325,842
01/01/2012 to 12/31/2012	$10.86500	$12.60921	693,674
01/01/2013 to 12/31/2013	$12.60921	$17.92452	666,594
01/01/2014 to 12/31/2014	$17.92452	$19.16797	665,841
01/01/2015 to 12/31/2015	$19.16797	$20.73190	713,758
01/01/2016 to 12/31/2016	$20.73190	$21.01510	696,301
01/01/2017 to 12/31/2017	$21.01510	$28.60108	644,401
01/01/2018 to 12/31/2018	$28.60108	$29.31875	584,338
01/01/2019 to 12/31/2019	$29.31875	$37.10678	786,136
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98653	$10.72651	14,637
01/01/2011 to 12/31/2011	$10.72651	$10.53507	96,250
01/01/2012 to 12/31/2012	$10.53507	$11.79151	311,826
01/01/2013 to 12/31/2013	$11.79151	$15.66850	320,669
01/01/2014 to 12/31/2014	$15.66850	$15.70586	305,808
01/01/2015 to 12/31/2015	$15.70586	$14.56174	286,238
01/01/2016 to 12/31/2016	$14.56174	$15.25369	280,546
01/01/2017 to 12/31/2017	$15.25369	$17.54800	263,362
01/01/2018 to 12/31/2018	$17.54800	$15.63700	253,669
01/01/2019 to 12/31/2019	$15.63700	$19.44191	1,246,616
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86018	$11.53931	226,039
01/01/2011 to 12/31/2011	$11.53931	$9.69046	372,065
01/01/2012 to 12/31/2012	$9.69046	$9.91022	694,859
01/01/2013 to 12/31/2013	$9.91022	$11.28586	679,741
01/01/2014 to 12/31/2014	$11.28586	$10.20778	687,247
01/01/2015 to 12/31/2015	$10.20778	$8.13532	699,159
01/01/2016 to 12/31/2016	$8.13532	$10.00630	618,579
01/01/2017 to 12/31/2017	$10.00630	$10.89442	651,164
01/01/2018 to 12/31/2018	$10.89442	$8.96148	533,399
01/01/2019 to 12/31/2019	$8.96148	$10.33681	855,913
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98061	$10.36769	143,821
01/01/2011 to 12/31/2011	$10.36769	$10.65495	239,936
01/01/2012 to 12/31/2012	$10.65495	$11.06588	389,269
01/01/2013 to 12/31/2013	$11.06588	$10.51202	416,332
01/01/2014 to 12/31/2014	$10.51202	$10.43316	420,522
01/01/2015 to 12/31/2015	$10.43316	$9.82209	380,032
01/01/2016 to 12/31/2016	$9.82209	$10.11715	359,680
01/01/2017 to 12/31/2017	$10.11715	$10.18971	368,496
01/01/2018 to 12/31/2018	$10.18971	$10.25758	308,674
01/01/2019 to 12/31/2019	$10.25758	$10.28660	435,559

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98919	$11.56425	60,984
01/01/2011 to 12/31/2011	$11.56425	$11.02019	112,742
01/01/2012 to 12/31/2012	$11.02019	$12.87930	171,428
01/01/2013 to 12/31/2013	$12.87930	$16.83252	165,288
01/01/2014 to 12/31/2014	$16.83252	$19.10071	158,692
01/01/2015 to 12/31/2015	$19.10071	$17.60657	139,976
01/01/2016 to 12/31/2016	$17.60657	$19.81025	134,621
01/01/2017 to 12/31/2017	$19.81025	$23.17660	120,856
01/01/2018 to 12/31/2018	$23.17660	$19.09354	104,041
01/01/2019 to 12/31/2019	$19.09354	$22.45333	129,693
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99892	$8.85848	268,058
01/01/2012 to 12/31/2012	$8.85848	$9.70561	1,151,273
01/01/2013 to 12/31/2013	$9.70561	$11.54352	1,771,017
01/01/2014 to 12/31/2014	$11.54352	$12.02061	1,870,480
01/01/2015 to 12/31/2015	$12.02061	$11.78924	1,739,473
01/01/2016 to 12/31/2016	$11.78924	$12.39552	1,682,352
01/01/2017 to 12/31/2017	$12.39552	$13.89783	1,619,500
01/01/2018 to 12/31/2018	$13.89783	$13.03078	1,462,669
01/01/2019 to 12/31/2019	$13.03078	$15.50494	1,557,780
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99892	$10.45725	244,058
01/01/2011 to 12/31/2011	$10.45725	$10.94324	427,687
01/01/2012 to 12/31/2012	$10.94324	$11.64904	727,814
01/01/2013 to 12/31/2013	$11.64904	$11.32595	829,748
01/01/2014 to 12/31/2014	$11.32595	$11.98316	879,706
01/01/2015 to 12/31/2015	$11.98316	$11.97368	943,406
01/01/2016 to 12/31/2016	$11.97368	$12.42690	998,622
01/01/2017 to 12/31/2017	$12.42690	$13.03934	1,082,144
01/01/2018 to 12/31/2018	$13.03934	$12.57749	1,676,076
01/01/2019 to 12/31/2019	$12.57749	$13.94101	2,440,279
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99893	$10.39933	6,510
01/01/2013 to 12/31/2013	$10.39933	$9.42915	10,108
01/01/2014 to 12/31/2014	$9.42915	$9.43260	9,595
01/01/2015 to 12/31/2015	$9.43260	$9.02303	5,383
01/01/2016 to 12/31/2016	$9.02303	$9.85061	4,178
01/01/2017 to 12/31/2017	$9.85061	$10.62723	3,384
01/01/2018 to 12/31/2018	$10.62723	$9.78901	2,332
01/01/2019 to 12/31/2019	$9.78901	$11.09660	1,845
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90769	$8.82880	4,035
01/01/2019 to 12/31/2019	$8.82880	$10.66757	5,757
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91839	$9.41927	1,265
01/01/2019 to 12/31/2019	$9.41927	$12.18573	4,434
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96738	$10.76360	119,777
01/01/2011 to 12/31/2011	$10.76360	$10.23677	63,270
01/01/2012 to 12/31/2012	$10.23677	$11.25791	55,665
01/01/2013 to 12/31/2013	$11.25791	$12.09609	51,239
01/01/2014 to 12/31/2014	$12.09609	$12.26912	48,272
01/01/2015 to 12/31/2015	$12.26912	$11.60105	23,189
01/01/2016 to 12/31/2016	$11.60105	$12.05305	16,955
01/01/2017 to 12/31/2017	$12.05305	$13.25866	26,254
01/01/2018 to 12/31/2018	$13.25866	$11.89825	8,561
01/01/2019 to 12/31/2019	$11.89825	$13.49093	11,560
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97807	$10.86903	135,746
01/01/2011 to 12/31/2011	$10.86903	$10.63140	97,104
01/01/2012 to 12/31/2012	$10.63140	$11.80420	86,608
01/01/2013 to 12/31/2013	$11.80420	$13.44221	53,339
01/01/2014 to 12/31/2014	$13.44221	$13.93521	61,095
01/01/2015 to 12/31/2015	$13.93521	$13.72405	39,168
01/01/2016 to 12/31/2016	$13.72405	$14.36201	30,438
01/01/2017 to 12/31/2017	$14.36201	$16.40782	29,846
01/01/2018 to 12/31/2018	$16.40782	$15.08486	11,969
01/01/2019 to 12/31/2019	$15.08486	$17.95958	16,376
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98715	$10.75566	87,015
01/01/2011 to 12/31/2011	$10.75566	$10.31779	60,253
01/01/2012 to 12/31/2012	$10.31779	$11.11657	51,711
01/01/2013 to 12/31/2013	$11.11657	$12.21187	25,527
01/01/2014 to 12/31/2014	$12.21187	$12.54429	25,272
01/01/2015 to 12/31/2015	$12.54429	$12.23535	22,395
01/01/2016 to 12/31/2016	$12.23535	$12.53023	14,179
01/01/2017 to 12/31/2017	$12.53023	$14.23020	14,315
01/01/2018 to 12/31/2018	$14.23020	$12.80249	7,738
01/01/2019 to 12/31/2019	$12.80249	$14.76547	7,763
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.72203	264,599
01/01/2011 to 12/31/2011	$10.72203	$10.34844	228,689
01/01/2012 to 12/31/2012	$10.34844	$11.37141	207,751
01/01/2013 to 12/31/2013	$11.37141	$13.07048	142,794
01/01/2014 to 12/31/2014	$13.07048	$13.60269	163,330
01/01/2015 to 12/31/2015	$13.60269	$13.35307	85,736
01/01/2016 to 12/31/2016	$13.35307	$13.86830	61,334
01/01/2017 to 12/31/2017	$13.86830	$15.56997	71,543
01/01/2018 to 12/31/2018	$15.56997	$14.45940	36,197
01/01/2019 to 12/31/2019	$14.45940	$16.86994	84,136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99809	$9.12620	0
01/01/2012 to 12/31/2012	$9.12620	$9.97667	0
01/01/2013 to 12/31/2013	$9.97667	$10.80518	1,041
01/01/2014 to 12/31/2014	$10.80518	$11.07340	0
01/01/2015 to 12/31/2015	$11.07340	$10.49404	0
01/01/2016 to 12/31/2016	$10.49404	$10.96688	0
01/01/2017 to 12/31/2017	$10.96688	$12.06665	0
01/01/2018 to 12/31/2018	$12.06665	$11.16542	0
01/01/2019 to 12/31/2019	$11.16542	$12.83089	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00751	$10.05274	998
01/01/2011 to 12/31/2011	$10.05274	$10.04285	1,989
01/01/2012 to 12/31/2012	$10.04285	$10.27228	569
01/01/2013 to 12/31/2013	$10.27228	$9.81790	20
01/01/2014 to 12/31/2014	$9.81790	$9.58291	143
01/01/2015 to 12/31/2015	$9.58291	$9.40784	123
01/01/2016 to 12/31/2016	$9.40784	$9.34229	76
01/01/2017 to 12/31/2017	$9.34229	$9.28330	83
01/01/2018 to 12/31/2018	$9.28330	$9.13630	0
01/01/2019 to 12/31/2019	$9.13630	$9.33871	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00643	$10.32475	156,041
01/01/2011 to 12/31/2011	$10.32475	$10.40836	103,225
01/01/2012 to 12/31/2012	$10.40836	$11.11653	98,464
01/01/2013 to 12/31/2013	$11.11653	$10.66129	62,675
01/01/2014 to 12/31/2014	$10.66129	$10.85686	52,098
01/01/2015 to 12/31/2015	$10.85686	$10.38362	44,109
01/01/2016 to 12/31/2016	$10.38362	$10.57422	36,562
01/01/2017 to 12/31/2017	$10.57422	$10.78227	39,246
01/01/2018 to 12/31/2018	$10.78227	$10.46331	32,662
01/01/2019 to 12/31/2019	$10.46331	$11.16573	10,055
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99809	$10.60163	0
01/01/2011 to 12/31/2011	$10.60163	$12.01278	0
01/01/2012 to 12/31/2012	$12.01278	$12.42372	53,846
01/01/2013 to 12/31/2013	$12.42372	$11.55152	32,333
01/01/2014 to 12/31/2014	$11.55152	$11.76707	14,700
01/01/2015 to 12/31/2015	$11.76707	$11.61949	16,974
01/01/2016 to 12/31/2016	$11.61949	$11.51704	17,620
01/01/2017 to 12/31/2017	$11.51704	$11.33848	17,475
01/01/2018 to 12/31/2018	$11.33848	$11.13899	376,830
01/01/2019 to 12/31/2019	$11.13899	$11.03528	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00891	$10.63229	0
01/01/2011 to 12/31/2011	$10.63229	$12.32822	201
01/01/2012 to 12/31/2012	$12.32822	$12.80538	0
01/01/2013 to 12/31/2013	$12.80538	$11.69563	158,506
01/01/2014 to 12/31/2014	$11.69563	$12.13039	99,469
01/01/2015 to 12/31/2015	$12.13039	$12.03229	135,334
01/01/2016 to 12/31/2016	$12.03229	$11.98615	127,469
01/01/2017 to 12/31/2017	$11.98615	$11.81485	32,526
01/01/2018 to 12/31/2018	$11.81485	$11.57527	37,215
01/01/2019 to 12/31/2019	$11.57527	$11.70445	194,309

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00784	$10.73369	0
01/01/2011 to 12/31/2011	$10.73369	$12.61630	453,232
01/01/2012 to 12/31/2012	$12.61630	$13.16317	428,448
01/01/2013 to 12/31/2013	$13.16317	$11.96003	204,525
01/01/2014 to 12/31/2014	$11.96003	$12.58253	323,814
01/01/2015 to 12/31/2015	$12.58253	$12.51228	324,881
01/01/2016 to 12/31/2016	$12.51228	$12.47376	298,187
01/01/2017 to 12/31/2017	$12.47376	$12.38018	251,416
01/01/2018 to 12/31/2018	$12.38018	$12.10205	150,318
01/01/2019 to 12/31/2019	$12.10205	$12.42299	147,318
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.95962	94,051
01/01/2012 to 12/31/2012	$11.95962	$12.36732	176,446
01/01/2013 to 12/31/2013	$12.36732	$10.90536	130,875
01/01/2014 to 12/31/2014	$10.90536	$11.75937	72,368
01/01/2015 to 12/31/2015	$11.75937	$11.72977	132,585
01/01/2016 to 12/31/2016	$11.72977	$11.66990	99,527
01/01/2017 to 12/31/2017	$11.66990	$11.58096	82,894
01/01/2018 to 12/31/2018	$11.58096	$11.29641	60,696
01/01/2019 to 12/31/2019	$11.29641	$11.68680	71,001
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34590	30,847
01/01/2013 to 12/31/2013	$10.34590	$9.07699	519,876
01/01/2014 to 12/31/2014	$9.07699	$9.98740	189,047
01/01/2015 to 12/31/2015	$9.98740	$10.02192	2,675
01/01/2016 to 12/31/2016	$10.02192	$9.97904	28,792
01/01/2017 to 12/31/2017	$9.97904	$9.91543	0
01/01/2018 to 12/31/2018	$9.91543	$9.66060	0
01/01/2019 to 12/31/2019	$9.66060	$10.05275	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70488	98,535
01/01/2014 to 12/31/2014	$8.70488	$9.74562	106,037
01/01/2015 to 12/31/2015	$9.74562	$9.79194	0
01/01/2016 to 12/31/2016	$9.79194	$9.74958	0
01/01/2017 to 12/31/2017	$9.74958	$9.68628	104,031
01/01/2018 to 12/31/2018	$9.68628	$9.40135	169,790
01/01/2019 to 12/31/2019	$9.40135	$9.91592	2,454
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24540	23,476
01/01/2015 to 12/31/2015	$11.24540	$11.20625	394,975
01/01/2016 to 12/31/2016	$11.20625	$11.21982	9,081
01/01/2017 to 12/31/2017	$11.21982	$11.16296	3,613
01/01/2018 to 12/31/2018	$11.16296	$10.82474	61,225
01/01/2019 to 12/31/2019	$10.82474	$11.49770	7,688
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88722	5,413
01/01/2016 to 12/31/2016	$9.88722	$9.86091	288,362
01/01/2017 to 12/31/2017	$9.86091	$9.86801	214,421
01/01/2018 to 12/31/2018	$9.86801	$9.53963	242,452
01/01/2019 to 12/31/2019	$9.53963	$10.25497	188,397
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82927	201,380
01/01/2017 to 12/31/2017	$9.82927	$9.86166	143,649
01/01/2018 to 12/31/2018	$9.86166	$9.51243	170,225
01/01/2019 to 12/31/2019	$9.51243	$10.28687	61,134

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98561	0
01/01/2018 to 12/31/2018	$9.98561	$9.55422	9,112
01/01/2019 to 12/31/2019	$9.55422	$10.41618	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61243	0
01/01/2019 to 12/31/2019	$9.61243	$10.54623	18,273
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99873	$11.17699	26,565
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97725	$10.80239	305,283
01/01/2011 to 12/31/2011	$10.80239	$10.29819	176,110
01/01/2012 to 12/31/2012	$10.29819	$11.44169	156,027
01/01/2013 to 12/31/2013	$11.44169	$13.71394	114,823
01/01/2014 to 12/31/2014	$13.71394	$14.33579	103,446
01/01/2015 to 12/31/2015	$14.33579	$14.08079	44,830
01/01/2016 to 12/31/2016	$14.08079	$14.69822	50,965
01/01/2017 to 12/31/2017	$14.69822	$16.93035	58,493
01/01/2018 to 12/31/2018	$16.93035	$15.51040	25,288
01/01/2019 to 12/31/2019	$15.51040	$18.52511	53,784
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59720	0
01/01/2014 to 12/31/2014	$11.59720	$12.87257	1,247
01/01/2015 to 12/31/2015	$12.87257	$12.12727	787
01/01/2016 to 12/31/2016	$12.12727	$13.61387	829
01/01/2017 to 12/31/2017	$13.61387	$15.74958	1,093
01/01/2018 to 12/31/2018	$15.74958	$14.65209	1,222
01/01/2019 to 12/31/2019	$14.65209	$18.75730	1,336
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96976	$11.51275	2,506
01/01/2011 to 12/31/2011	$11.51275	$10.68145	1,555
01/01/2012 to 12/31/2012	$10.68145	$13.23265	1,841
01/01/2013 to 12/31/2013	$13.23265	$13.49041	1,334
01/01/2014 to 12/31/2014	$13.49041	$15.01538	714
01/01/2015 to 12/31/2015	$15.01538	$14.65689	512
01/01/2016 to 12/31/2016	$14.65689	$14.44880	412
01/01/2017 to 12/31/2017	$14.44880	$15.65417	511
01/01/2018 to 12/31/2018	$15.65417	$14.57188	253
01/01/2019 to 12/31/2019	$14.57188	$17.81396	619
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95948	$11.75243	3,756
01/01/2011 to 12/31/2011	$11.75243	$12.23924	3,216
01/01/2012 to 12/31/2012	$12.23924	$13.79249	3,016
01/01/2013 to 12/31/2013	$13.79249	$13.89752	2,176
01/01/2014 to 12/31/2014	$13.89752	$17.77560	2,671
01/01/2015 to 12/31/2015	$17.77560	$18.20804	1,776
01/01/2016 to 12/31/2016	$18.20804	$18.64698	1,535
01/01/2017 to 12/31/2017	$18.64698	$19.35710	704
01/01/2018 to 12/31/2018	$19.35710	$18.01025	408
01/01/2019 to 12/31/2019	$18.01025	$23.08904	353

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97557	$10.98381	112,953
01/01/2011 to 12/31/2011	$10.98381	$10.57010	94,586
01/01/2012 to 12/31/2012	$10.57010	$11.42496	80,938
01/01/2013 to 12/31/2013	$11.42496	$12.80989	51,012
01/01/2014 to 12/31/2014	$12.80989	$12.90966	55,467
01/01/2015 to 12/31/2015	$12.90966	$12.73776	43,842
01/01/2016 to 12/31/2016	$12.73776	$12.97467	37,638
01/01/2017 to 12/31/2017	$12.97467	$14.76525	39,492
01/01/2018 to 12/31/2018	$14.76525	$13.30663	29,253
01/01/2019 to 12/31/2019	$13.30663	$15.60078	20,265
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98783	$10.67177	54,102
01/01/2011 to 12/31/2011	$10.67177	$10.37382	28,997
01/01/2012 to 12/31/2012	$10.37382	$11.16148	27,954
01/01/2013 to 12/31/2013	$11.16148	$11.97581	28,338
01/01/2014 to 12/31/2014	$11.97581	$12.17331	29,066
01/01/2015 to 12/31/2015	$12.17331	$11.78513	20,471
01/01/2016 to 12/31/2016	$11.78513	$12.11993	17,895
01/01/2017 to 12/31/2017	$12.11993	$13.29642	19,411
01/01/2018 to 12/31/2018	$13.29642	$12.07223	11,763
01/01/2019 to 12/31/2019	$12.07223	$13.68427	16,718
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96472	$11.45866	7,737
01/01/2011 to 12/31/2011	$11.45866	$11.34127	3,541
01/01/2012 to 12/31/2012	$11.34127	$12.81851	3,365
01/01/2013 to 12/31/2013	$12.81851	$17.38469	3,166
01/01/2014 to 12/31/2014	$17.38469	$18.20742	3,565
01/01/2015 to 12/31/2015	$18.20742	$16.81121	1,651
01/01/2016 to 12/31/2016	$16.81121	$20.41897	636
01/01/2017 to 12/31/2017	$20.41897	$22.38219	831
01/01/2018 to 12/31/2018	$22.38219	$18.78927	632
01/01/2019 to 12/31/2019	$18.78927	$22.51253	33
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99809	$9.81590	0
01/01/2011 to 12/31/2011	$9.81590	$9.59256	2,518
01/01/2012 to 12/31/2012	$9.59256	$9.37229	144
01/01/2013 to 12/31/2013	$9.37229	$9.15665	12
01/01/2014 to 12/31/2014	$9.15665	$8.94614	12
01/01/2015 to 12/31/2015	$8.94614	$8.74032	9,140
01/01/2016 to 12/31/2016	$8.74032	$8.53994	12
01/01/2017 to 12/31/2017	$8.53994	$8.37260	13
01/01/2018 to 12/31/2018	$8.37260	$8.28535	364
01/01/2019 to 12/31/2019	$8.28535	$8.23164	1,182
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98406	$10.73309	6,489
01/01/2011 to 12/31/2011	$10.73309	$10.81948	5,584
01/01/2012 to 12/31/2012	$10.81948	$12.03683	5,190
01/01/2013 to 12/31/2013	$12.03683	$12.60442	3,175
01/01/2014 to 12/31/2014	$12.60442	$12.62960	4,130
01/01/2015 to 12/31/2015	$12.62960	$11.89940	3,434
01/01/2016 to 12/31/2016	$11.89940	$13.41635	2,193
01/01/2017 to 12/31/2017	$13.41635	$14.08796	1,496
01/01/2018 to 12/31/2018	$14.08796	$13.48870	268
01/01/2019 to 12/31/2019	$13.48870	$15.19472	166

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99007	$10.58960	213
01/01/2011 to 12/31/2011	$10.58960	$9.91346	98
01/01/2012 to 12/31/2012	$9.91346	$11.32062	123
01/01/2013 to 12/31/2013	$11.32062	$15.46916	1,828
01/01/2014 to 12/31/2014	$15.46916	$17.19095	768
01/01/2015 to 12/31/2015	$17.19095	$15.47940	334
01/01/2016 to 12/31/2016	$15.47940	$18.13181	359
01/01/2017 to 12/31/2017	$18.13181	$21.11617	458
01/01/2018 to 12/31/2018	$21.11617	$17.70842	173
01/01/2019 to 12/31/2019	$17.70842	$22.40912	522
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92892	$11.22607	7,047
01/01/2011 to 12/31/2011	$11.22607	$9.55062	3,231
01/01/2012 to 12/31/2012	$9.55062	$11.23108	2,698
01/01/2013 to 12/31/2013	$11.23108	$13.06392	4,061
01/01/2014 to 12/31/2014	$13.06392	$12.05820	3,525
01/01/2015 to 12/31/2015	$12.05820	$12.15171	2,721
01/01/2016 to 12/31/2016	$12.15171	$11.42423	2,689
01/01/2017 to 12/31/2017	$11.42423	$15.11667	978
01/01/2018 to 12/31/2018	$15.11667	$12.79841	1,124
01/01/2019 to 12/31/2019	$12.79841	$16.51934	95
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92879	$10.76596	1,863
01/01/2011 to 12/31/2011	$10.76596	$9.19856	5,339
01/01/2012 to 12/31/2012	$9.19856	$10.48534	3,699
01/01/2013 to 12/31/2013	$10.48534	$12.23853	2,133
01/01/2014 to 12/31/2014	$12.23853	$11.15543	1,329
01/01/2015 to 12/31/2015	$11.15543	$10.98783	975
01/01/2016 to 12/31/2016	$10.98783	$10.79796	608
01/01/2017 to 12/31/2017	$10.79796	$12.95711	565
01/01/2018 to 12/31/2018	$12.95711	$10.61485	713
01/01/2019 to 12/31/2019	$10.61485	$12.44721	646
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97632	$10.84209	16,667
01/01/2011 to 12/31/2011	$10.84209	$10.53278	11,827
01/01/2012 to 12/31/2012	$10.53278	$11.68784	11,711
01/01/2013 to 12/31/2013	$11.68784	$13.27832	9,914
01/01/2014 to 12/31/2014	$13.27832	$13.79866	8,888
01/01/2015 to 12/31/2015	$13.79866	$13.33999	5,302
01/01/2016 to 12/31/2016	$13.33999	$13.71391	3,581
01/01/2017 to 12/31/2017	$13.71391	$15.67133	4,117
01/01/2018 to 12/31/2018	$15.67133	$14.18034	2,981
01/01/2019 to 12/31/2019	$14.18034	$16.54611	1,370
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92144	$10.52888	1,727
01/01/2011 to 12/31/2011	$10.52888	$9.34567	795
01/01/2012 to 12/31/2012	$9.34567	$11.13086	623
01/01/2013 to 12/31/2013	$11.13086	$12.54532	2,181
01/01/2014 to 12/31/2014	$12.54532	$11.47656	3,018
01/01/2015 to 12/31/2015	$11.47656	$10.89916	1,738
01/01/2016 to 12/31/2016	$10.89916	$10.85482	615
01/01/2017 to 12/31/2017	$10.85482	$13.74874	673
01/01/2018 to 12/31/2018	$13.74874	$11.08436	347
01/01/2019 to 12/31/2019	$11.08436	$13.77757	168

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.55869	81,043
01/01/2011 to 12/31/2011	$10.55869	$10.34036	58,277
01/01/2012 to 12/31/2012	$10.34036	$11.18508	55,380
01/01/2013 to 12/31/2013	$11.18508	$12.13349	26,826
01/01/2014 to 12/31/2014	$12.13349	$12.50029	33,624
01/01/2015 to 12/31/2015	$12.50029	$12.19051	29,312
01/01/2016 to 12/31/2016	$12.19051	$12.36794	24,442
01/01/2017 to 12/31/2017	$12.36794	$13.55149	26,210
01/01/2018 to 12/31/2018	$13.55149	$12.55951	22,293
01/01/2019 to 12/31/2019	$12.55951	$14.06328	9,621
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97094	$10.74695	200
01/01/2011 to 12/31/2011	$10.74695	$10.56966	2,545
01/01/2012 to 12/31/2012	$10.56966	$11.89459	2,286
01/01/2013 to 12/31/2013	$11.89459	$15.86218	877
01/01/2014 to 12/31/2014	$15.86218	$16.97024	1,375
01/01/2015 to 12/31/2015	$16.97024	$18.34311	792
01/01/2016 to 12/31/2016	$18.34311	$17.65976	345
01/01/2017 to 12/31/2017	$17.65976	$23.43708	764
01/01/2018 to 12/31/2018	$23.43708	$22.52610	208
01/01/2019 to 12/31/2019	$22.52610	$29.18324	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99219	$11.27468	16,118
01/01/2011 to 12/31/2011	$11.27468	$10.91510	5,251
01/01/2012 to 12/31/2012	$10.91510	$11.97169	4,493
01/01/2013 to 12/31/2013	$11.97169	$15.97874	2,669
01/01/2014 to 12/31/2014	$15.97874	$17.26455	5,812
01/01/2015 to 12/31/2015	$17.26455	$18.56636	3,568
01/01/2016 to 12/31/2016	$18.56636	$19.15200	2,490
01/01/2017 to 12/31/2017	$19.15200	$24.88609	2,093
01/01/2018 to 12/31/2018	$24.88609	$23.65703	774
01/01/2019 to 12/31/2019	$23.65703	$30.42379	272
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98722	$10.86514	5,725
01/01/2011 to 12/31/2011	$10.86514	$10.28312	2,065
01/01/2012 to 12/31/2012	$10.28312	$12.36479	1,446
01/01/2013 to 12/31/2013	$12.36479	$15.41885	6,180
01/01/2014 to 12/31/2014	$15.41885	$15.61113	7,705
01/01/2015 to 12/31/2015	$15.61113	$15.02861	2,616
01/01/2016 to 12/31/2016	$15.02861	$15.72804	1,623
01/01/2017 to 12/31/2017	$15.72804	$19.03087	562
01/01/2018 to 12/31/2018	$19.03087	$16.81466	464
01/01/2019 to 12/31/2019	$16.81466	$21.34931	1,063
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.27736	1,469
01/01/2013 to 12/31/2013	$10.27736	$11.94018	519
01/01/2014 to 12/31/2014	$11.94018	$12.26499	674
01/01/2015 to 12/31/2015	$12.26499	$11.83407	527
01/01/2016 to 12/31/2016	$11.83407	$12.06220	322
01/01/2017 to 12/31/2017	$12.06220	$13.72931	177
01/01/2018 to 12/31/2018	$13.72931	$12.30195	131
01/01/2019 to 12/31/2019	$12.30195	$14.75490	38

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.84075	1,029
01/01/2011 to 12/31/2011	$10.84075	$10.52884	406
01/01/2012 to 12/31/2012	$10.52884	$12.04371	872
01/01/2013 to 12/31/2013	$12.04371	$16.08596	1,935
01/01/2014 to 12/31/2014	$16.08596	$17.08490	951
01/01/2015 to 12/31/2015	$17.08490	$17.89862	569
01/01/2016 to 12/31/2016	$17.89862	$17.82217	483
01/01/2017 to 12/31/2017	$17.82217	$22.76078	488
01/01/2018 to 12/31/2018	$22.76078	$22.71240	388
01/01/2019 to 12/31/2019	$22.71240	$30.57336	20
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99809	$10.17167	0
01/01/2013 to 12/31/2013	$10.17167	$13.36678	4,054
01/01/2014 to 12/31/2014	$13.36678	$14.39378	4,257
01/01/2015 to 12/31/2015	$14.39378	$13.96103	2,676
01/01/2016 to 12/31/2016	$13.96103	$15.47471	445
01/01/2017 to 12/31/2017	$15.47471	$17.74152	792
01/01/2018 to 12/31/2018	$17.74152	$15.57193	356
01/01/2019 to 12/31/2019	$15.57193	$19.67854	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01941	$11.38383	9,315
01/01/2011 to 12/31/2011	$11.38383	$10.79120	4,713
01/01/2012 to 12/31/2012	$10.79120	$12.61054	3,989
01/01/2013 to 12/31/2013	$12.61054	$16.28679	3,482
01/01/2014 to 12/31/2014	$16.28679	$17.74638	3,516
01/01/2015 to 12/31/2015	$17.74638	$16.35246	3,313
01/01/2016 to 12/31/2016	$16.35246	$16.23998	2,034
01/01/2017 to 12/31/2017	$16.23998	$20.16622	1,242
01/01/2018 to 12/31/2018	$20.16622	$18.84305	848
01/01/2019 to 12/31/2019	$18.84305	$23.96116	652
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99064	$11.20328	6,181
01/01/2011 to 12/31/2011	$11.20328	$10.67411	2,275
01/01/2012 to 12/31/2012	$10.67411	$12.21442	1,637
01/01/2013 to 12/31/2013	$12.21442	$16.94666	3,127
01/01/2014 to 12/31/2014	$16.94666	$18.91641	3,419
01/01/2015 to 12/31/2015	$18.91641	$17.43947	1,345
01/01/2016 to 12/31/2016	$17.43947	$20.14556	510
01/01/2017 to 12/31/2017	$20.14556	$22.39770	298
01/01/2018 to 12/31/2018	$22.39770	$18.28181	135
01/01/2019 to 12/31/2019	$18.28181	$21.61499	106
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93856	$11.64283	16,639
01/01/2011 to 12/31/2011	$11.64283	$9.06934	8,350
01/01/2012 to 12/31/2012	$9.06934	$10.44909	5,713
01/01/2013 to 12/31/2013	$10.44909	$10.23152	4,948
01/01/2014 to 12/31/2014	$10.23152	$9.52798	6,624
01/01/2015 to 12/31/2015	$9.52798	$7.75161	4,987
01/01/2016 to 12/31/2016	$7.75161	$8.51008	2,200
01/01/2017 to 12/31/2017	$8.51008	$10.50821	2,306
01/01/2018 to 12/31/2018	$10.50821	$8.82316	1,236
01/01/2019 to 12/31/2019	$8.82316	$9.77091	2,023

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98905	$10.56757	139,048
01/01/2011 to 12/31/2011	$10.56757	$10.42777	129,216
01/01/2012 to 12/31/2012	$10.42777	$11.24445	115,507
01/01/2013 to 12/31/2013	$11.24445	$11.99793	76,347
01/01/2014 to 12/31/2014	$11.99793	$12.39894	73,702
01/01/2015 to 12/31/2015	$12.39894	$12.13111	33,935
01/01/2016 to 12/31/2016	$12.13111	$12.50763	22,578
01/01/2017 to 12/31/2017	$12.50763	$13.45876	15,988
01/01/2018 to 12/31/2018	$13.45876	$12.77407	3,823
01/01/2019 to 12/31/2019	$12.77407	$14.31985	10,549
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05915	0
01/01/2012 to 12/31/2012	$10.05915	$10.52610	274
01/01/2013 to 12/31/2013	$10.52610	$10.04606	226
01/01/2014 to 12/31/2014	$10.04606	$10.40988	375
01/01/2015 to 12/31/2015	$10.40988	$10.14319	1,528
01/01/2016 to 12/31/2016	$10.14319	$10.32759	74
01/01/2017 to 12/31/2017	$10.32759	$10.66282	50
01/01/2018 to 12/31/2018	$10.66282	$10.33170	2,002
01/01/2019 to 12/31/2019	$10.33170	$11.07870	316
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96308	$11.47648	70,900
01/01/2011 to 12/31/2011	$11.47648	$10.51610	58,001
01/01/2012 to 12/31/2012	$10.51610	$11.60136	48,000
01/01/2013 to 12/31/2013	$11.60136	$13.26440	31,773
01/01/2014 to 12/31/2014	$13.26440	$14.15124	29,572
01/01/2015 to 12/31/2015	$14.15124	$13.74109	82,803
01/01/2016 to 12/31/2016	$13.74109	$14.78113	84,733
01/01/2017 to 12/31/2017	$14.78113	$16.76680	115,758
01/01/2018 to 12/31/2018	$16.76680	$15.13489	55,719
01/01/2019 to 12/31/2019	$15.13489	$17.62276	61,213
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.86080	1,459
01/01/2011 to 12/31/2011	$10.86080	$10.97830	513
01/01/2012 to 12/31/2012	$10.97830	$12.74231	617
01/01/2013 to 12/31/2013	$12.74231	$16.48642	484
01/01/2014 to 12/31/2014	$16.48642	$18.87993	889
01/01/2015 to 12/31/2015	$18.87993	$19.01370	556
01/01/2016 to 12/31/2016	$19.01370	$21.33549	502
01/01/2017 to 12/31/2017	$21.33549	$25.48471	741
01/01/2018 to 12/31/2018	$25.48471	$22.84964	385
01/01/2019 to 12/31/2019	$22.84964	$27.78584	827
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86034	0
01/01/2012 to 12/31/2012	$8.86034	$9.79521	0
01/01/2013 to 12/31/2013	$9.79521	$11.71340	0
01/01/2014 to 12/31/2014	$11.71340	$12.18789	0
01/01/2015 to 12/31/2015	$12.18789	$11.92555	0
01/01/2016 to 12/31/2016	$11.92555	$12.38861	0
01/01/2017 to 12/31/2017	$12.38861	$14.30628	0
01/01/2018 to 12/31/2018	$14.30628	$13.06308	0
01/01/2019 to 12/31/2019	$13.06308	$15.46895	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97142	$12.12383	10,502
01/01/2011 to 12/31/2011	$12.12383	$10.29217	4,152
01/01/2012 to 12/31/2012	$10.29217	$12.07351	2,799
01/01/2013 to 12/31/2013	$12.07351	$16.61005	4,124
01/01/2014 to 12/31/2014	$16.61005	$17.02978	4,056
01/01/2015 to 12/31/2015	$17.02978	$16.86020	1,813
01/01/2016 to 12/31/2016	$16.86020	$17.74165	1,042
01/01/2017 to 12/31/2017	$17.74165	$22.13488	967
01/01/2018 to 12/31/2018	$22.13488	$19.27810	708
01/01/2019 to 12/31/2019	$19.27810	$25.70620	672
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96047	$12.58259	2,465
01/01/2011 to 12/31/2011	$12.58259	$12.17325	1,253
01/01/2012 to 12/31/2012	$12.17325	$13.34082	1,199
01/01/2013 to 12/31/2013	$13.34082	$17.61871	1,062
01/01/2014 to 12/31/2014	$17.61871	$17.87086	740
01/01/2015 to 12/31/2015	$17.87086	$17.59705	512
01/01/2016 to 12/31/2016	$17.59705	$19.26963	224
01/01/2017 to 12/31/2017	$19.26963	$23.33046	175
01/01/2018 to 12/31/2018	$23.33046	$20.87538	135
01/01/2019 to 12/31/2019	$20.87538	$26.53836	443
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96390	$11.43543	8,353
01/01/2011 to 12/31/2011	$11.43543	$10.50502	3,409
01/01/2012 to 12/31/2012	$10.50502	$12.12694	1,679
01/01/2013 to 12/31/2013	$12.12694	$16.27955	2,040
01/01/2014 to 12/31/2014	$16.27955	$16.74311	791
01/01/2015 to 12/31/2015	$16.74311	$15.65300	494
01/01/2016 to 12/31/2016	$15.65300	$19.76030	242
01/01/2017 to 12/31/2017	$19.76030	$20.72553	166
01/01/2018 to 12/31/2018	$20.72553	$16.78902	103
01/01/2019 to 12/31/2019	$16.78902	$20.00821	588
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99178	$10.66346	208,319
01/01/2011 to 12/31/2011	$10.66346	$10.62519	165,177
01/01/2012 to 12/31/2012	$10.62519	$11.78150	144,219
01/01/2013 to 12/31/2013	$11.78150	$13.44819	97,500
01/01/2014 to 12/31/2014	$13.44819	$13.91148	161,911
01/01/2015 to 12/31/2015	$13.91148	$13.59728	124,699
01/01/2016 to 12/31/2016	$13.59728	$14.28752	91,393
01/01/2017 to 12/31/2017	$14.28752	$16.11061	99,271
01/01/2018 to 12/31/2018	$16.11061	$14.89963	41,643
01/01/2019 to 12/31/2019	$14.89963	$17.59130	58,102
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97067	$11.10634	5,389
01/01/2011 to 12/31/2011	$11.10634	$10.66740	4,065
01/01/2012 to 12/31/2012	$10.66740	$12.25406	4,144
01/01/2013 to 12/31/2013	$12.25406	$17.24330	10,934
01/01/2014 to 12/31/2014	$17.24330	$18.25254	10,955
01/01/2015 to 12/31/2015	$18.25254	$19.54171	4,683
01/01/2016 to 12/31/2016	$19.54171	$19.60859	2,418
01/01/2017 to 12/31/2017	$19.60859	$26.41743	903
01/01/2018 to 12/31/2018	$26.41743	$26.80443	30
01/01/2019 to 12/31/2019	$26.80443	$33.58092	522

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98570	$10.63879	6,319
01/01/2011 to 12/31/2011	$10.63879	$10.34328	2,009
01/01/2012 to 12/31/2012	$10.34328	$11.45924	2,026
01/01/2013 to 12/31/2013	$11.45924	$15.07276	3,976
01/01/2014 to 12/31/2014	$15.07276	$14.95546	4,526
01/01/2015 to 12/31/2015	$14.95546	$13.72536	941
01/01/2016 to 12/31/2016	$13.72536	$14.23228	805
01/01/2017 to 12/31/2017	$14.23228	$16.20773	55
01/01/2018 to 12/31/2018	$16.20773	$14.29536	57
01/01/2019 to 12/31/2019	$14.29536	$17.59375	4,022
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85934	$11.44494	14,797
01/01/2011 to 12/31/2011	$11.44494	$9.51383	5,957
01/01/2012 to 12/31/2012	$9.51383	$9.63079	7,755
01/01/2013 to 12/31/2013	$9.63079	$10.85645	2,786
01/01/2014 to 12/31/2014	$10.85645	$9.71986	2,894
01/01/2015 to 12/31/2015	$9.71986	$7.66789	2,147
01/01/2016 to 12/31/2016	$7.66789	$9.33614	1,274
01/01/2017 to 12/31/2017	$9.33614	$10.06213	964
01/01/2018 to 12/31/2018	$10.06213	$8.19247	524
01/01/2019 to 12/31/2019	$8.19247	$9.35411	326
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97977	$10.28297	9,851
01/01/2011 to 12/31/2011	$10.28297	$10.46127	3,825
01/01/2012 to 12/31/2012	$10.46127	$10.75435	3,526
01/01/2013 to 12/31/2013	$10.75435	$10.11257	1,285
01/01/2014 to 12/31/2014	$10.11257	$9.93498	1,058
01/01/2015 to 12/31/2015	$9.93498	$9.25820	578
01/01/2016 to 12/31/2016	$9.25820	$9.43992	380
01/01/2017 to 12/31/2017	$9.43992	$9.41162	413
01/01/2018 to 12/31/2018	$9.41162	$9.37778	183
01/01/2019 to 12/31/2019	$9.37778	$9.30901	259
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98835	$11.46980	4,759
01/01/2011 to 12/31/2011	$11.46980	$10.81966	3,066
01/01/2012 to 12/31/2012	$10.81966	$12.51658	2,660
01/01/2013 to 12/31/2013	$12.51658	$16.19288	2,359
01/01/2014 to 12/31/2014	$16.19288	$18.18867	1,095
01/01/2015 to 12/31/2015	$18.18867	$16.59591	691
01/01/2016 to 12/31/2016	$16.59591	$18.48453	694
01/01/2017 to 12/31/2017	$18.48453	$21.40726	253
01/01/2018 to 12/31/2018	$21.40726	$17.45614	153
01/01/2019 to 12/31/2019	$17.45614	$20.31979	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.79804	0
01/01/2012 to 12/31/2012	$8.79804	$9.54156	0
01/01/2013 to 12/31/2013	$9.54156	$11.23346	12,837
01/01/2014 to 12/31/2014	$11.23346	$11.57925	29,414
01/01/2015 to 12/31/2015	$11.57925	$11.24128	13,945
01/01/2016 to 12/31/2016	$11.24128	$11.69988	10,394
01/01/2017 to 12/31/2017	$11.69988	$12.98546	26,433
01/01/2018 to 12/31/2018	$12.98546	$12.05124	12,664
01/01/2019 to 12/31/2019	$12.05124	$14.19415	614

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.37188	42,644
01/01/2011 to 12/31/2011	$10.37188	$10.74432	31,852
01/01/2012 to 12/31/2012	$10.74432	$11.32108	32,220
01/01/2013 to 12/31/2013	$11.32108	$10.89550	35,623
01/01/2014 to 12/31/2014	$10.89550	$11.41109	38,785
01/01/2015 to 12/31/2015	$11.41109	$11.28653	30,827
01/01/2016 to 12/31/2016	$11.28653	$11.59551	25,482
01/01/2017 to 12/31/2017	$11.59551	$12.04419	26,832
01/01/2018 to 12/31/2018	$12.04419	$11.49930	24,376
01/01/2019 to 12/31/2019	$11.49930	$12.61685	4,148
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.05323	$14.90762	4,363,597
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$18.07667	$19.84522	10,851,087
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$15.03902	$16.31578	7,559,402
AST AQR Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.65928	$11.18967	9,123
AST AQR Large-Cap Portfolio
03/18/2019 to 12/31/2019	$17.48842	$18.90315	10,028
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.19783	$18.64139	11,113,628
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$13.09110	$14.01539	2,117,543
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$10.10356	$10.31886	486,717
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.67440	$12.33819	5,390,596
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$18.73403	$20.47010	8,653,371
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$17.53234	$20.11318	202,379
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.98484	$19.68420	132,669
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$22.47949	$25.51258	331,360
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$15.77556	$17.23877	6,390,851
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$14.10799	$15.12091	3,169,284
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$23.35725	$24.87644	433,024
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$9.07313	$9.09555	633,483
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$15.72669	$16.78977	453,395
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.68939	$24.76188	278,379
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$16.00892	$18.25409	297,648
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.78414	$13.75529	193,601
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$13.72008	$14.69167	2,149,395
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$16.83229	$18.28375	3,240,604
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$13.55122	$15.22443	637,669
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$14.55314	$15.53975	3,325,507

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.62482	$32.24720	220,087
AST Legg Mason Diversified Growth Portfolio
03/18/2019 to 12/31/2019	$11.95474	$12.78592	5,380
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$29.65941	$33.61743	581,299
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$21.00950	$23.59101	465,376
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$14.35297	$15.95489	861,438
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$28.86602	$33.78329	194,529
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.75366	$21.21263	258,648
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$23.92636	$26.47705	787,480
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.91521	$23.88416	412,956
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.46660	$10.79757	1,097,594
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.79269	$15.82362	8,362,326
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$11.32072	$12.04077	538,952
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$18.09195	$19.47290	18,724,431
AST QMA Large-Cap Portfolio
03/18/2019 to 12/31/2019	$18.04400	$19.81036	295
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$27.97268	$30.70289	353,276
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$15.49353	$16.89730	6,069
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$25.64348	$28.40537	210,451
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.71934	$29.32496	269,432
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.98862	$22.10853	179,531
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.74112	$19.43835	19,718,316
AST T. Rowe Price Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.28221	$14.66408	6,154
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$33.50310	$37.10678	786,136
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.49900	$19.44191	1,246,616
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$10.08232	$10.33681	855,913
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.60312	$10.28660	435,559
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.48303	$22.45333	129,693
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$14.19098	$15.50494	1,557,780
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.93357	$13.94101	2,440,279

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Emerging Markets Debt Portfolio
03/18/2019 to 12/31/2019	$10.34926	$11.09660	1,845
PSF Small Capitalization Stock Portfolio
03/18/2019 to 12/31/2019	$9.97428	$10.66757	5,757
PSF Stock Index Portfolio
03/18/2019 to 12/31/2019	$10.65376	$12.18573	4,434
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96704	$10.72802	13,679
01/01/2011 to 12/31/2011	$10.72802	$10.16130	34,716
01/01/2012 to 12/31/2012	$10.16130	$11.12891	25,480
01/01/2013 to 12/31/2013	$11.12891	$11.90837	5,553
01/01/2014 to 12/31/2014	$11.90837	$12.02921	8,854
01/01/2015 to 12/31/2015	$12.02921	$11.32759	4,013
01/01/2016 to 12/31/2016	$11.32759	$11.72082	2,535
01/01/2017 to 12/31/2017	$11.72082	$12.84061	4,141
01/01/2018 to 12/31/2018	$12.84061	$11.47569	1,117
01/01/2019 to 12/31/2019	$11.47569	$12.95856	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97773	$10.83318	8,856
01/01/2011 to 12/31/2011	$10.83318	$10.55300	11,054
01/01/2012 to 12/31/2012	$10.55300	$11.66908	7,378
01/01/2013 to 12/31/2013	$11.66908	$13.23395	3,459
01/01/2014 to 12/31/2014	$13.23395	$13.66311	3,376
01/01/2015 to 12/31/2015	$13.66311	$13.40099	2,468
01/01/2016 to 12/31/2016	$13.40099	$13.96682	2,048
01/01/2017 to 12/31/2017	$13.96682	$15.89119	2,346
01/01/2018 to 12/31/2018	$15.89119	$14.54977	1,517
01/01/2019 to 12/31/2019	$14.54977	$17.25161	0
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98681	$10.72024	22,653
01/01/2011 to 12/31/2011	$10.72024	$10.24187	11,198
01/01/2012 to 12/31/2012	$10.24187	$10.98948	14,026
01/01/2013 to 12/31/2013	$10.98948	$12.02286	3,493
01/01/2014 to 12/31/2014	$12.02286	$12.29951	3,930
01/01/2015 to 12/31/2015	$12.29951	$11.94756	2,556
01/01/2016 to 12/31/2016	$11.94756	$12.18547	1,927
01/01/2017 to 12/31/2017	$12.18547	$13.78216	2,040
01/01/2018 to 12/31/2018	$13.78216	$12.34837	1,217
01/01/2019 to 12/31/2019	$12.34837	$14.18349	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68666	279,181
01/01/2011 to 12/31/2011	$10.68666	$10.27226	187,710
01/01/2012 to 12/31/2012	$10.27226	$11.24135	169,127
01/01/2013 to 12/31/2013	$11.24135	$12.86823	88,787
01/01/2014 to 12/31/2014	$12.86823	$13.33735	95,841
01/01/2015 to 12/31/2015	$13.33735	$13.03902	49,460
01/01/2016 to 12/31/2016	$13.03902	$13.48695	29,793
01/01/2017 to 12/31/2017	$13.48695	$15.08000	44,954
01/01/2018 to 12/31/2018	$15.08000	$13.94672	14,986
01/01/2019 to 12/31/2019	$13.94672	$16.20528	4,380

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99775	$9.10110	0
01/01/2012 to 12/31/2012	$9.10110	$9.90840	0
01/01/2013 to 12/31/2013	$9.90840	$10.68726	0
01/01/2014 to 12/31/2014	$10.68726	$10.90769	0
01/01/2015 to 12/31/2015	$10.90769	$10.29469	0
01/01/2016 to 12/31/2016	$10.29469	$10.71466	0
01/01/2017 to 12/31/2017	$10.71466	$11.74110	0
01/01/2018 to 12/31/2018	$11.74110	$10.81937	0
01/01/2019 to 12/31/2019	$10.81937	$12.38231	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00718	$10.01971	0
01/01/2011 to 12/31/2011	$10.01971	$9.96892	0
01/01/2012 to 12/31/2012	$9.96892	$10.15469	0
01/01/2013 to 12/31/2013	$10.15469	$9.66568	0
01/01/2014 to 12/31/2014	$9.66568	$9.39565	0
01/01/2015 to 12/31/2015	$9.39565	$9.18614	0
01/01/2016 to 12/31/2016	$9.18614	$9.08486	0
01/01/2017 to 12/31/2017	$9.08486	$8.99102	0
01/01/2018 to 12/31/2018	$8.99102	$8.81224	0
01/01/2019 to 12/31/2019	$8.81224	$8.97058	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00610	$10.29072	34,085
01/01/2011 to 12/31/2011	$10.29072	$10.33172	14,526
01/01/2012 to 12/31/2012	$10.33172	$10.98946	11,465
01/01/2013 to 12/31/2013	$10.98946	$10.49630	5,998
01/01/2014 to 12/31/2014	$10.49630	$10.64502	7,273
01/01/2015 to 12/31/2015	$10.64502	$10.13924	2,064
01/01/2016 to 12/31/2016	$10.13924	$10.28333	1,492
01/01/2017 to 12/31/2017	$10.28333	$10.44282	1,531
01/01/2018 to 12/31/2018	$10.44282	$10.09228	874
01/01/2019 to 12/31/2019	$10.09228	$10.72575	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99775	$10.56667	0
01/01/2011 to 12/31/2011	$10.56667	$11.92426	0
01/01/2012 to 12/31/2012	$11.92426	$12.28151	29,098
01/01/2013 to 12/31/2013	$12.28151	$11.37247	20,475
01/01/2014 to 12/31/2014	$11.37247	$11.53734	19,757
01/01/2015 to 12/31/2015	$11.53734	$11.34608	23,091
01/01/2016 to 12/31/2016	$11.34608	$11.20016	20,918
01/01/2017 to 12/31/2017	$11.20016	$10.98125	20,915
01/01/2018 to 12/31/2018	$10.98125	$10.74337	211,816
01/01/2019 to 12/31/2019	$10.74337	$10.59931	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00857	$10.59733	0
01/01/2011 to 12/31/2011	$10.59733	$12.23769	0
01/01/2012 to 12/31/2012	$12.23769	$12.65914	0
01/01/2013 to 12/31/2013	$12.65914	$11.51481	4,676
01/01/2014 to 12/31/2014	$11.51481	$11.89403	19,462
01/01/2015 to 12/31/2015	$11.89403	$11.74954	633
01/01/2016 to 12/31/2016	$11.74954	$11.65672	642
01/01/2017 to 12/31/2017	$11.65672	$11.44323	587
01/01/2018 to 12/31/2018	$11.44323	$11.16521	841
01/01/2019 to 12/31/2019	$11.16521	$11.24391	142,069

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00751	$10.69820	0
01/01/2011 to 12/31/2011	$10.69820	$12.52320	114,300
01/01/2012 to 12/31/2012	$12.52320	$13.01240	113,654
01/01/2013 to 12/31/2013	$13.01240	$11.77459	96,060
01/01/2014 to 12/31/2014	$11.77459	$12.33666	199,005
01/01/2015 to 12/31/2015	$12.33666	$12.21762	305,113
01/01/2016 to 12/31/2016	$12.21762	$12.13025	183,609
01/01/2017 to 12/31/2017	$12.13025	$11.99013	152,610
01/01/2018 to 12/31/2018	$11.99013	$11.67253	165,886
01/01/2019 to 12/31/2019	$11.67253	$11.93305	13,105
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99775	$11.91076	53,967
01/01/2012 to 12/31/2012	$11.91076	$12.26620	103,163
01/01/2013 to 12/31/2013	$12.26620	$10.77189	86,349
01/01/2014 to 12/31/2014	$10.77189	$11.56789	41,737
01/01/2015 to 12/31/2015	$11.56789	$11.49155	41,750
01/01/2016 to 12/31/2016	$11.49155	$11.38620	47,817
01/01/2017 to 12/31/2017	$11.38620	$11.25340	44,285
01/01/2018 to 12/31/2018	$11.25340	$10.93182	58,601
01/01/2019 to 12/31/2019	$10.93182	$11.26334	7,204
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99701	$10.30344	0
01/01/2013 to 12/31/2013	$10.30344	$9.00269	111,774
01/01/2014 to 12/31/2014	$9.00269	$9.86507	61,524
01/01/2015 to 12/31/2015	$9.86507	$9.85866	0
01/01/2016 to 12/31/2016	$9.85866	$9.77641	0
01/01/2017 to 12/31/2017	$9.77641	$9.67449	0
01/01/2018 to 12/31/2018	$9.67449	$9.38701	0
01/01/2019 to 12/31/2019	$9.38701	$9.72805	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99850	$8.66918	0
01/01/2014 to 12/31/2014	$8.66918	$9.66595	0
01/01/2015 to 12/31/2015	$9.66595	$9.67214	0
01/01/2016 to 12/31/2016	$9.67214	$9.59096	0
01/01/2017 to 12/31/2017	$9.59096	$9.48967	0
01/01/2018 to 12/31/2018	$9.48967	$9.17254	0
01/01/2019 to 12/31/2019	$9.17254	$9.63508	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99850	$11.19944	1,612
01/01/2015 to 12/31/2015	$11.19944	$11.11490	74,428
01/01/2016 to 12/31/2016	$11.11490	$11.08281	0
01/01/2017 to 12/31/2017	$11.08281	$10.98160	0
01/01/2018 to 12/31/2018	$10.98160	$10.60501	2,725
01/01/2019 to 12/31/2019	$10.60501	$11.21814	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99850	$9.84675	7,723
01/01/2016 to 12/31/2016	$9.84675	$9.78047	28,967
01/01/2017 to 12/31/2017	$9.78047	$9.74751	17,780
01/01/2018 to 12/31/2018	$9.74751	$9.38435	21,732
01/01/2019 to 12/31/2019	$9.38435	$10.04678	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99701	$9.78915	78,948
01/01/2017 to 12/31/2017	$9.78915	$9.78123	67,587
01/01/2018 to 12/31/2018	$9.78123	$9.39591	88,597
01/01/2019 to 12/31/2019	$9.39591	$10.11935	7,989

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99700	$9.94490	0
01/01/2018 to 12/31/2018	$9.94490	$9.47614	0
01/01/2019 to 12/31/2019	$9.47614	$10.28887	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99700	$9.57290	0
01/01/2019 to 12/31/2019	$9.57290	$10.45995	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99850	$11.13127	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97692	$10.76684	194,108
01/01/2011 to 12/31/2011	$10.76684	$10.22230	159,504
01/01/2012 to 12/31/2012	$10.22230	$11.31077	123,702
01/01/2013 to 12/31/2013	$11.31077	$13.50152	186,857
01/01/2014 to 12/31/2014	$13.50152	$14.05587	140,795
01/01/2015 to 12/31/2015	$14.05587	$13.74926	87,658
01/01/2016 to 12/31/2016	$13.74926	$14.29352	47,021
01/01/2017 to 12/31/2017	$14.29352	$16.39699	56,656
01/01/2018 to 12/31/2018	$16.39699	$14.95989	25,541
01/01/2019 to 12/31/2019	$14.95989	$17.79440	14,697
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99775	$11.55659	311
01/01/2014 to 12/31/2014	$11.55659	$12.77488	1,310
01/01/2015 to 12/31/2015	$12.77488	$11.98596	664
01/01/2016 to 12/31/2016	$11.98596	$13.40026	418
01/01/2017 to 12/31/2017	$13.40026	$15.43941	601
01/01/2018 to 12/31/2018	$15.43941	$14.30443	179
01/01/2019 to 12/31/2019	$14.30443	$18.23727	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96942	$11.47469	314
01/01/2011 to 12/31/2011	$11.47469	$10.60270	157
01/01/2012 to 12/31/2012	$10.60270	$13.08119	129
01/01/2013 to 12/31/2013	$13.08119	$13.28131	75
01/01/2014 to 12/31/2014	$13.28131	$14.72209	52
01/01/2015 to 12/31/2015	$14.72209	$14.31166	20
01/01/2016 to 12/31/2016	$14.31166	$14.05091	21
01/01/2017 to 12/31/2017	$14.05091	$15.16104	18
01/01/2018 to 12/31/2018	$15.16104	$14.05475	18
01/01/2019 to 12/31/2019	$14.05475	$17.11148	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95914	$11.71378	835
01/01/2011 to 12/31/2011	$11.71378	$12.14917	422
01/01/2012 to 12/31/2012	$12.14917	$13.63494	381
01/01/2013 to 12/31/2013	$13.63494	$13.68240	271
01/01/2014 to 12/31/2014	$13.68240	$17.42880	425
01/01/2015 to 12/31/2015	$17.42880	$17.77975	241
01/01/2016 to 12/31/2016	$17.77975	$18.13409	241
01/01/2017 to 12/31/2017	$18.13409	$18.74797	261
01/01/2018 to 12/31/2018	$18.74797	$17.37169	126
01/01/2019 to 12/31/2019	$17.37169	$22.17924	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97523	$10.94766	27,052
01/01/2011 to 12/31/2011	$10.94766	$10.49225	12,468
01/01/2012 to 12/31/2012	$10.49225	$11.29416	10,157
01/01/2013 to 12/31/2013	$11.29416	$12.61143	13,170
01/01/2014 to 12/31/2014	$12.61143	$12.65766	9,967
01/01/2015 to 12/31/2015	$12.65766	$12.43791	6,327
01/01/2016 to 12/31/2016	$12.43791	$12.61768	5,113
01/01/2017 to 12/31/2017	$12.61768	$14.30042	6,512
01/01/2018 to 12/31/2018	$14.30042	$12.83463	3,772
01/01/2019 to 12/31/2019	$12.83463	$14.98586	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98749	$10.63651	249
01/01/2011 to 12/31/2011	$10.63651	$10.29738	4,117
01/01/2012 to 12/31/2012	$10.29738	$11.03380	2,400
01/01/2013 to 12/31/2013	$11.03380	$11.79030	911
01/01/2014 to 12/31/2014	$11.79030	$11.93560	1,090
01/01/2015 to 12/31/2015	$11.93560	$11.50768	596
01/01/2016 to 12/31/2016	$11.50768	$11.78628	424
01/01/2017 to 12/31/2017	$11.78628	$12.87764	568
01/01/2018 to 12/31/2018	$12.87764	$11.64376	202
01/01/2019 to 12/31/2019	$11.64376	$13.14458	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96438	$11.42102	11,613
01/01/2011 to 12/31/2011	$11.42102	$11.25787	4,469
01/01/2012 to 12/31/2012	$11.25787	$12.67206	2,757
01/01/2013 to 12/31/2013	$12.67206	$17.11573	1,052
01/01/2014 to 12/31/2014	$17.11573	$17.85232	1,653
01/01/2015 to 12/31/2015	$17.85232	$16.41583	75
01/01/2016 to 12/31/2016	$16.41583	$19.85737	69
01/01/2017 to 12/31/2017	$19.85737	$21.67779	70
01/01/2018 to 12/31/2018	$21.67779	$18.12297	71
01/01/2019 to 12/31/2019	$18.12297	$21.62539	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99776	$9.78359	0
01/01/2011 to 12/31/2011	$9.78359	$9.52209	6,523
01/01/2012 to 12/31/2012	$9.52209	$9.26522	0
01/01/2013 to 12/31/2013	$9.26522	$9.01512	0
01/01/2014 to 12/31/2014	$9.01512	$8.77178	0
01/01/2015 to 12/31/2015	$8.77178	$8.53500	0
01/01/2016 to 12/31/2016	$8.53500	$8.30517	0
01/01/2017 to 12/31/2017	$8.30517	$8.10913	0
01/01/2018 to 12/31/2018	$8.10913	$7.99153	0
01/01/2019 to 12/31/2019	$7.99153	$7.90727	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98373	$10.69768	13,625
01/01/2011 to 12/31/2011	$10.69768	$10.73964	9,486
01/01/2012 to 12/31/2012	$10.73964	$11.89904	3,684
01/01/2013 to 12/31/2013	$11.89904	$12.40911	1,219
01/01/2014 to 12/31/2014	$12.40911	$12.38295	1,012
01/01/2015 to 12/31/2015	$12.38295	$11.61910	426
01/01/2016 to 12/31/2016	$11.61910	$13.04691	325
01/01/2017 to 12/31/2017	$13.04691	$13.64411	238
01/01/2018 to 12/31/2018	$13.64411	$13.01005	170
01/01/2019 to 12/31/2019	$13.01005	$14.59558	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98974	$10.55472	0
01/01/2011 to 12/31/2011	$10.55472	$9.84054	0
01/01/2012 to 12/31/2012	$9.84054	$11.19120	0
01/01/2013 to 12/31/2013	$11.19120	$15.22967	0
01/01/2014 to 12/31/2014	$15.22967	$16.85551	0
01/01/2015 to 12/31/2015	$16.85551	$15.11514	0
01/01/2016 to 12/31/2016	$15.11514	$17.63294	0
01/01/2017 to 12/31/2017	$17.63294	$20.45138	0
01/01/2018 to 12/31/2018	$20.45138	$17.08027	0
01/01/2019 to 12/31/2019	$17.08027	$21.52578	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92858	$11.18912	216
01/01/2011 to 12/31/2011	$11.18912	$9.48026	0
01/01/2012 to 12/31/2012	$9.48026	$11.10255	0
01/01/2013 to 12/31/2013	$11.10255	$12.86148	0
01/01/2014 to 12/31/2014	$12.86148	$11.82273	0
01/01/2015 to 12/31/2015	$11.82273	$11.86570	0
01/01/2016 to 12/31/2016	$11.86570	$11.10976	0
01/01/2017 to 12/31/2017	$11.10976	$14.64060	0
01/01/2018 to 12/31/2018	$14.64060	$12.34422	0
01/01/2019 to 12/31/2019	$12.34422	$15.86788	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92845	$10.73053	1,282
01/01/2011 to 12/31/2011	$10.73053	$9.13080	545
01/01/2012 to 12/31/2012	$9.13080	$10.36547	363
01/01/2013 to 12/31/2013	$10.36547	$12.04897	180
01/01/2014 to 12/31/2014	$12.04897	$10.93767	169
01/01/2015 to 12/31/2015	$10.93767	$10.72928	115
01/01/2016 to 12/31/2016	$10.72928	$10.50085	130
01/01/2017 to 12/31/2017	$10.50085	$12.54926	121
01/01/2018 to 12/31/2018	$12.54926	$10.23838	502
01/01/2019 to 12/31/2019	$10.23838	$11.95660	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97599	$10.80651	28,035
01/01/2011 to 12/31/2011	$10.80651	$10.45528	11,482
01/01/2012 to 12/31/2012	$10.45528	$11.55436	8,613
01/01/2013 to 12/31/2013	$11.55436	$13.07295	8,707
01/01/2014 to 12/31/2014	$13.07295	$13.52958	7,807
01/01/2015 to 12/31/2015	$13.52958	$13.02640	3,096
01/01/2016 to 12/31/2016	$13.02640	$13.33675	2,945
01/01/2017 to 12/31/2017	$13.33675	$15.17819	2,778
01/01/2018 to 12/31/2018	$15.17819	$13.67759	311
01/01/2019 to 12/31/2019	$13.67759	$15.89420	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92110	$10.49411	1,080
01/01/2011 to 12/31/2011	$10.49411	$9.27676	503
01/01/2012 to 12/31/2012	$9.27676	$11.00339	389
01/01/2013 to 12/31/2013	$11.00339	$12.35100	266
01/01/2014 to 12/31/2014	$12.35100	$11.25254	244
01/01/2015 to 12/31/2015	$11.25254	$10.64265	53
01/01/2016 to 12/31/2016	$10.64265	$10.55610	968
01/01/2017 to 12/31/2017	$10.55610	$13.31567	875
01/01/2018 to 12/31/2018	$13.31567	$10.69105	58
01/01/2019 to 12/31/2019	$10.69105	$13.23425	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.52387	10,107
01/01/2011 to 12/31/2011	$10.52387	$10.26420	8,129
01/01/2012 to 12/31/2012	$10.26420	$11.05718	5,983
01/01/2013 to 12/31/2013	$11.05718	$11.94565	3,063
01/01/2014 to 12/31/2014	$11.94565	$12.25655	2,874
01/01/2015 to 12/31/2015	$12.25655	$11.90380	1,794
01/01/2016 to 12/31/2016	$11.90380	$12.02773	843
01/01/2017 to 12/31/2017	$12.02773	$13.12491	397
01/01/2018 to 12/31/2018	$13.12491	$12.11407	73
01/01/2019 to 12/31/2019	$12.11407	$13.50900	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97060	$10.71155	466
01/01/2011 to 12/31/2011	$10.71155	$10.49190	159
01/01/2012 to 12/31/2012	$10.49190	$11.75857	87
01/01/2013 to 12/31/2013	$11.75857	$15.61666	36
01/01/2014 to 12/31/2014	$15.61666	$16.63931	34
01/01/2015 to 12/31/2015	$16.63931	$17.91179	26
01/01/2016 to 12/31/2016	$17.91179	$17.17412	31
01/01/2017 to 12/31/2017	$17.17412	$22.69976	27
01/01/2018 to 12/31/2018	$22.69976	$21.72761	25
01/01/2019 to 12/31/2019	$21.72761	$28.03357	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99185	$11.23754	0
01/01/2011 to 12/31/2011	$11.23754	$10.83471	0
01/01/2012 to 12/31/2012	$10.83471	$11.83484	0
01/01/2013 to 12/31/2013	$11.83484	$15.73142	0
01/01/2014 to 12/31/2014	$15.73142	$16.92770	262
01/01/2015 to 12/31/2015	$16.92770	$18.12955	94
01/01/2016 to 12/31/2016	$18.12955	$18.62498	95
01/01/2017 to 12/31/2017	$18.62498	$24.10265	84
01/01/2018 to 12/31/2018	$24.10265	$22.81797	80
01/01/2019 to 12/31/2019	$22.81797	$29.22468	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98688	$10.82935	0
01/01/2011 to 12/31/2011	$10.82935	$10.20729	0
01/01/2012 to 12/31/2012	$10.20729	$12.22327	0
01/01/2013 to 12/31/2013	$12.22327	$15.18002	0
01/01/2014 to 12/31/2014	$15.18002	$15.30634	281
01/01/2015 to 12/31/2015	$15.30634	$14.67487	262
01/01/2016 to 12/31/2016	$14.67487	$15.29508	263
01/01/2017 to 12/31/2017	$15.29508	$18.43160	252
01/01/2018 to 12/31/2018	$18.43160	$16.21809	0
01/01/2019 to 12/31/2019	$16.21809	$20.50762	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99776	$10.24890	537
01/01/2013 to 12/31/2013	$10.24890	$11.85845	323
01/01/2014 to 12/31/2014	$11.85845	$12.13121	279
01/01/2015 to 12/31/2015	$12.13121	$11.65711	81
01/01/2016 to 12/31/2016	$11.65711	$11.83337	91
01/01/2017 to 12/31/2017	$11.83337	$13.41392	92
01/01/2018 to 12/31/2018	$13.41392	$11.96980	92
01/01/2019 to 12/31/2019	$11.96980	$14.29782	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.80508	0
01/01/2011 to 12/31/2011	$10.80508	$10.45133	0
01/01/2012 to 12/31/2012	$10.45133	$11.90597	949
01/01/2013 to 12/31/2013	$11.90597	$15.83692	365
01/01/2014 to 12/31/2014	$15.83692	$16.75152	259
01/01/2015 to 12/31/2015	$16.75152	$17.47755	230
01/01/2016 to 12/31/2016	$17.47755	$17.33180	230
01/01/2017 to 12/31/2017	$17.33180	$22.04430	216
01/01/2018 to 12/31/2018	$22.04430	$21.90684	0
01/01/2019 to 12/31/2019	$21.90684	$29.36838	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99776	$10.15622	0
01/01/2013 to 12/31/2013	$10.15622	$13.29201	0
01/01/2014 to 12/31/2014	$13.29201	$14.25459	0
01/01/2015 to 12/31/2015	$14.25459	$13.76939	0
01/01/2016 to 12/31/2016	$13.76939	$15.20007	0
01/01/2017 to 12/31/2017	$15.20007	$17.35562	0
01/01/2018 to 12/31/2018	$17.35562	$15.17049	0
01/01/2019 to 12/31/2019	$15.17049	$19.09285	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01907	$11.34646	0
01/01/2011 to 12/31/2011	$11.34646	$10.71178	0
01/01/2012 to 12/31/2012	$10.71178	$12.46639	0
01/01/2013 to 12/31/2013	$12.46639	$16.03477	0
01/01/2014 to 12/31/2014	$16.03477	$17.40029	250
01/01/2015 to 12/31/2015	$17.40029	$15.96783	298
01/01/2016 to 12/31/2016	$15.96783	$15.79319	622
01/01/2017 to 12/31/2017	$15.79319	$19.53154	586
01/01/2018 to 12/31/2018	$19.53154	$18.17486	60
01/01/2019 to 12/31/2019	$18.17486	$23.01694	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99030	$11.16638	11,233
01/01/2011 to 12/31/2011	$11.16638	$10.59540	4,308
01/01/2012 to 12/31/2012	$10.59540	$12.07466	2,440
01/01/2013 to 12/31/2013	$12.07466	$16.68426	865
01/01/2014 to 12/31/2014	$16.68426	$18.54723	1,437
01/01/2015 to 12/31/2015	$18.54723	$17.02906	421
01/01/2016 to 12/31/2016	$17.02906	$19.59124	328
01/01/2017 to 12/31/2017	$19.59124	$21.69250	335
01/01/2018 to 12/31/2018	$21.69250	$17.63330	89
01/01/2019 to 12/31/2019	$17.63330	$20.76283	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93823	$11.60441	13,606
01/01/2011 to 12/31/2011	$11.60441	$9.00244	6,037
01/01/2012 to 12/31/2012	$9.00244	$10.32934	1,429
01/01/2013 to 12/31/2013	$10.32934	$10.07284	1,027
01/01/2014 to 12/31/2014	$10.07284	$9.34178	1,860
01/01/2015 to 12/31/2015	$9.34178	$7.56897	926
01/01/2016 to 12/31/2016	$7.56897	$8.27550	3,100
01/01/2017 to 12/31/2017	$8.27550	$10.17686	2,944
01/01/2018 to 12/31/2018	$10.17686	$8.50979	930
01/01/2019 to 12/31/2019	$8.50979	$9.38527	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.53285	24,918
01/01/2011 to 12/31/2011	$10.53285	$10.35103	33,863
01/01/2012 to 12/31/2012	$10.35103	$11.11596	27,178
01/01/2013 to 12/31/2013	$11.11596	$11.81223	13,265
01/01/2014 to 12/31/2014	$11.81223	$12.15718	13,104
01/01/2015 to 12/31/2015	$12.15718	$11.84594	6,407
01/01/2016 to 12/31/2016	$11.84594	$12.16388	3,344
01/01/2017 to 12/31/2017	$12.16388	$13.03542	635
01/01/2018 to 12/31/2018	$13.03542	$12.32132	186
01/01/2019 to 12/31/2019	$12.32132	$13.75579	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01767	$10.05196	0
01/01/2012 to 12/31/2012	$10.05196	$10.47550	0
01/01/2013 to 12/31/2013	$10.47550	$9.95682	0
01/01/2014 to 12/31/2014	$9.95682	$10.27510	2,700
01/01/2015 to 12/31/2015	$10.27510	$9.97082	1,228
01/01/2016 to 12/31/2016	$9.97082	$10.11065	356
01/01/2017 to 12/31/2017	$10.11065	$10.39624	612
01/01/2018 to 12/31/2018	$10.39624	$10.03180	470
01/01/2019 to 12/31/2019	$10.03180	$10.71317	1,253
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96274	$11.43865	4,114
01/01/2011 to 12/31/2011	$11.43865	$10.43861	5,489
01/01/2012 to 12/31/2012	$10.43861	$11.46855	5,542
01/01/2013 to 12/31/2013	$11.46855	$13.05885	1,027
01/01/2014 to 12/31/2014	$13.05885	$13.87493	1,848
01/01/2015 to 12/31/2015	$13.87493	$13.41753	8,487
01/01/2016 to 12/31/2016	$13.41753	$14.37413	6,551
01/01/2017 to 12/31/2017	$14.37413	$16.23855	10,406
01/01/2018 to 12/31/2018	$16.23855	$14.59767	4,760
01/01/2019 to 12/31/2019	$14.59767	$16.92762	3,594
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.82499	0
01/01/2011 to 12/31/2011	$10.82499	$10.89734	0
01/01/2012 to 12/31/2012	$10.89734	$12.59643	0
01/01/2013 to 12/31/2013	$12.59643	$16.23101	0
01/01/2014 to 12/31/2014	$16.23101	$18.51134	0
01/01/2015 to 12/31/2015	$18.51134	$18.56612	0
01/01/2016 to 12/31/2016	$18.56612	$20.74822	0
01/01/2017 to 12/31/2017	$20.74822	$24.68208	0
01/01/2018 to 12/31/2018	$24.68208	$22.03891	251
01/01/2019 to 12/31/2019	$22.03891	$26.69036	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.83594	0
01/01/2012 to 12/31/2012	$8.83594	$9.72824	0
01/01/2013 to 12/31/2013	$9.72824	$11.58574	0
01/01/2014 to 12/31/2014	$11.58574	$12.00578	0
01/01/2015 to 12/31/2015	$12.00578	$11.69925	0
01/01/2016 to 12/31/2016	$11.69925	$12.10377	0
01/01/2017 to 12/31/2017	$12.10377	$13.92024	0
01/01/2018 to 12/31/2018	$13.92024	$12.65823	0
01/01/2019 to 12/31/2019	$12.65823	$14.92822	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97108	$12.08395	1,284
01/01/2011 to 12/31/2011	$12.08395	$10.21630	491
01/01/2012 to 12/31/2012	$10.21630	$11.93538	263
01/01/2013 to 12/31/2013	$11.93538	$16.35278	106
01/01/2014 to 12/31/2014	$16.35278	$16.69730	103
01/01/2015 to 12/31/2015	$16.69730	$16.46333	86
01/01/2016 to 12/31/2016	$16.46333	$17.25324	373
01/01/2017 to 12/31/2017	$17.25324	$21.43768	343
01/01/2018 to 12/31/2018	$21.43768	$18.59390	272
01/01/2019 to 12/31/2019	$18.59390	$24.69240	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96013	$12.54113	789
01/01/2011 to 12/31/2011	$12.54113	$12.08356	244
01/01/2012 to 12/31/2012	$12.08356	$13.18823	109
01/01/2013 to 12/31/2013	$13.18823	$17.34591	63
01/01/2014 to 12/31/2014	$17.34591	$17.52204	401
01/01/2015 to 12/31/2015	$17.52204	$17.18290	696
01/01/2016 to 12/31/2016	$17.18290	$18.73936	363
01/01/2017 to 12/31/2017	$18.73936	$22.59592	342
01/01/2018 to 12/31/2018	$22.59592	$20.13476	64
01/01/2019 to 12/31/2019	$20.13476	$25.49207	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96356	$11.39766	0
01/01/2011 to 12/31/2011	$11.39766	$10.42757	0
01/01/2012 to 12/31/2012	$10.42757	$11.98804	0
01/01/2013 to 12/31/2013	$11.98804	$16.02732	0
01/01/2014 to 12/31/2014	$16.02732	$16.41607	0
01/01/2015 to 12/31/2015	$16.41607	$15.28434	375
01/01/2016 to 12/31/2016	$15.28434	$19.21614	267
01/01/2017 to 12/31/2017	$19.21614	$20.07245	270
01/01/2018 to 12/31/2018	$20.07245	$16.19287	0
01/01/2019 to 12/31/2019	$16.19287	$19.21874	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99145	$10.62833	40,395
01/01/2011 to 12/31/2011	$10.62833	$10.54700	68,629
01/01/2012 to 12/31/2012	$10.54700	$11.64682	51,417
01/01/2013 to 12/31/2013	$11.64682	$13.24003	32,848
01/01/2014 to 12/31/2014	$13.24003	$13.64001	51,848
01/01/2015 to 12/31/2015	$13.64001	$13.27734	35,391
01/01/2016 to 12/31/2016	$13.27734	$13.89431	10,472
01/01/2017 to 12/31/2017	$13.89431	$15.60326	14,319
01/01/2018 to 12/31/2018	$15.60326	$14.37107	6,728
01/01/2019 to 12/31/2019	$14.37107	$16.89784	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97033	$11.06962	0
01/01/2011 to 12/31/2011	$11.06962	$10.58857	0
01/01/2012 to 12/31/2012	$10.58857	$12.11375	0
01/01/2013 to 12/31/2013	$12.11375	$16.97611	0
01/01/2014 to 12/31/2014	$16.97611	$17.89630	0
01/01/2015 to 12/31/2015	$17.89630	$19.08190	303
01/01/2016 to 12/31/2016	$19.08190	$19.06902	0
01/01/2017 to 12/31/2017	$19.06902	$25.58575	0
01/01/2018 to 12/31/2018	$25.58575	$25.85357	0
01/01/2019 to 12/31/2019	$25.85357	$32.25705	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98536	$10.60379	0
01/01/2011 to 12/31/2011	$10.60379	$10.26707	0
01/01/2012 to 12/31/2012	$10.26707	$11.32811	998
01/01/2013 to 12/31/2013	$11.32811	$14.83939	718
01/01/2014 to 12/31/2014	$14.83939	$14.66362	1,543
01/01/2015 to 12/31/2015	$14.66362	$13.40246	795
01/01/2016 to 12/31/2016	$13.40246	$13.84073	537
01/01/2017 to 12/31/2017	$13.84073	$15.69731	784
01/01/2018 to 12/31/2018	$15.69731	$13.78817	246
01/01/2019 to 12/31/2019	$13.78817	$16.90012	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85900	$11.40731	1,645
01/01/2011 to 12/31/2011	$11.40731	$9.44376	765
01/01/2012 to 12/31/2012	$9.44376	$9.52074	1,533
01/01/2013 to 12/31/2013	$9.52074	$10.68860	505
01/01/2014 to 12/31/2014	$10.68860	$9.53026	1,283
01/01/2015 to 12/31/2015	$9.53026	$7.48748	36
01/01/2016 to 12/31/2016	$7.48748	$9.07922	33
01/01/2017 to 12/31/2017	$9.07922	$9.74532	30
01/01/2018 to 12/31/2018	$9.74532	$7.90170	29
01/01/2019 to 12/31/2019	$7.90170	$8.98513	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97944	$10.24908	2,413
01/01/2011 to 12/31/2011	$10.24908	$10.38419	1,259
01/01/2012 to 12/31/2012	$10.38419	$10.63128	1,264
01/01/2013 to 12/31/2013	$10.63128	$9.95593	1,025
01/01/2014 to 12/31/2014	$9.95593	$9.74100	835
01/01/2015 to 12/31/2015	$9.74100	$9.04019	64
01/01/2016 to 12/31/2016	$9.04019	$9.18005	64
01/01/2017 to 12/31/2017	$9.18005	$9.11525	60
01/01/2018 to 12/31/2018	$9.11525	$9.04501	58
01/01/2019 to 12/31/2019	$9.04501	$8.94192	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98801	$11.43201	896
01/01/2011 to 12/31/2011	$11.43201	$10.73996	319
01/01/2012 to 12/31/2012	$10.73996	$12.37341	166
01/01/2013 to 12/31/2013	$12.37341	$15.94209	70
01/01/2014 to 12/31/2014	$15.94209	$17.83365	64
01/01/2015 to 12/31/2015	$17.83365	$16.20531	58
01/01/2016 to 12/31/2016	$16.20531	$17.97579	59
01/01/2017 to 12/31/2017	$17.97579	$20.73319	59
01/01/2018 to 12/31/2018	$20.73319	$16.83672	63
01/01/2019 to 12/31/2019	$16.83672	$19.51844	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99775	$8.77381	0
01/01/2012 to 12/31/2012	$8.77381	$9.47622	0
01/01/2013 to 12/31/2013	$9.47622	$11.11097	96
01/01/2014 to 12/31/2014	$11.11097	$11.40603	96
01/01/2015 to 12/31/2015	$11.40603	$11.02779	0
01/01/2016 to 12/31/2016	$11.02779	$11.43090	0
01/01/2017 to 12/31/2017	$11.43090	$12.63517	0
01/01/2018 to 12/31/2018	$12.63517	$11.67787	0
01/01/2019 to 12/31/2019	$11.67787	$13.69808	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99775	$10.33756	8,792
01/01/2011 to 12/31/2011	$10.33756	$10.66490	3,905
01/01/2012 to 12/31/2012	$10.66490	$11.19133	2,442
01/01/2013 to 12/31/2013	$11.19133	$10.72657	430
01/01/2014 to 12/31/2014	$10.72657	$11.18815	1,938
01/01/2015 to 12/31/2015	$11.18815	$11.02065	959
01/01/2016 to 12/31/2016	$11.02065	$11.27609	1,700
01/01/2017 to 12/31/2017	$11.27609	$11.66453	2,174
01/01/2018 to 12/31/2018	$11.66453	$11.09096	514
01/01/2019 to 12/31/2019	$11.09096	$12.11908	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only - Cliff M&E (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.04338	$14.90762	4,363,597
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$18.07602	$19.84522	10,851,087
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$15.03848	$16.31578	7,559,402
AST AQR Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$10.64966	$11.18967	9,123
AST AQR Large-Cap Portfolio
03/19/2019 to 12/31/2019	$17.51557	$18.90315	10,028
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.18802	$18.64139	11,113,628
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$13.09063	$14.01539	2,117,543
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$10.10320	$10.31886	486,717
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$11.67398	$12.33819	5,390,596
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$18.73336	$20.47010	8,653,371
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$17.49476	$20.11318	202,379
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$17.97088	$19.68420	132,669
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$22.38955	$25.51258	331,360
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$15.75381	$17.23877	6,390,851
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$14.09749	$15.12091	3,169,284
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$23.10537	$24.87644	433,024
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$9.07328	$9.09555	633,483
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$15.74103	$16.78977	453,395
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$22.63563	$24.76188	278,379
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$15.99038	$18.25409	297,648
AST International Value Portfolio
03/19/2019 to 12/31/2019	$12.79663	$13.75529	193,601
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$13.71959	$14.69167	2,149,395
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$16.82143	$18.28375	3,240,604
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$13.55549	$15.22443	637,669
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$14.54507	$15.53975	3,325,507

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$28.72835	$32.24720	220,087
AST Legg Mason Diversified Growth Portfolio
03/19/2019 to 12/31/2019	$11.93541	$12.78592	5,380
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$29.71684	$33.61743	581,299
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$21.01863	$23.59101	465,376
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$14.35246	$15.95489	861,438
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$28.91613	$33.78329	194,529
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.70711	$21.21263	258,648
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$23.99386	$26.47705	787,480
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$22.79817	$23.88416	412,956
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$10.45515	$10.79757	1,097,594
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.79216	$15.82362	8,362,326
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$11.32031	$12.04077	538,952
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$18.08053	$19.47290	18,724,431
AST QMA Large-Cap Portfolio
03/19/2019 to 12/31/2019	$18.04335	$19.81036	295
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$27.94501	$30.70289	353,276
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$15.49297	$16.89730	6,069
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$25.64256	$28.40537	210,451
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.69042	$29.32496	269,432
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.77968	$22.10853	179,531
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.74048	$19.43835	19,718,316
AST T. Rowe Price Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.28173	$14.66408	6,154
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$33.64001	$37.10678	786,136
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.42993	$19.44191	1,246,616
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$10.05877	$10.33681	855,913
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$10.61186	$10.28660	435,559
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.34069	$22.45333	129,693
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$14.15450	$15.50494	1,557,780
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.93311	$13.94101	2,440,279

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Emerging Markets Debt Portfolio
03/19/2019 to 12/31/2019	$10.36724	$11.09660	1,845
PSF Small Capitalization Stock Portfolio
03/19/2019 to 12/31/2019	$9.89627	$10.66757	5,757
PSF Stock Index Portfolio
03/19/2019 to 12/31/2019	$10.65172	$12.18573	4,434
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (2.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96700	$10.72366	172
01/01/2011 to 12/31/2011	$10.72366	$10.15189	5
01/01/2012 to 12/31/2012	$10.15189	$11.11296	4
01/01/2013 to 12/31/2013	$11.11296	$11.88536	0
01/01/2014 to 12/31/2014	$11.88536	$11.99986	0
01/01/2015 to 12/31/2015	$11.99986	$11.29417	0
01/01/2016 to 12/31/2016	$11.29417	$11.68032	0
01/01/2017 to 12/31/2017	$11.68032	$12.78972	0
01/01/2018 to 12/31/2018	$12.78972	$11.42418	0
01/01/2019 to 12/31/2019	$11.42418	$12.89381	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97769	$10.82881	343
01/01/2011 to 12/31/2011	$10.82881	$10.54338	10
01/01/2012 to 12/31/2012	$10.54338	$11.65245	7
01/01/2013 to 12/31/2013	$11.65245	$13.20831	2
01/01/2014 to 12/31/2014	$13.20831	$13.62968	2
01/01/2015 to 12/31/2015	$13.62968	$13.36129	2
01/01/2016 to 12/31/2016	$13.36129	$13.91825	2
01/01/2017 to 12/31/2017	$13.91825	$15.82794	2
01/01/2018 to 12/31/2018	$15.82794	$14.48426	2
01/01/2019 to 12/31/2019	$14.48426	$17.16516	0
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98677	$10.71579	0
01/01/2011 to 12/31/2011	$10.71579	$10.23226	0
01/01/2012 to 12/31/2012	$10.23226	$10.97355	0
01/01/2013 to 12/31/2013	$10.97355	$11.99941	0
01/01/2014 to 12/31/2014	$11.99941	$12.26924	0
01/01/2015 to 12/31/2015	$12.26924	$11.91209	0
01/01/2016 to 12/31/2016	$11.91209	$12.14307	0
01/01/2017 to 12/31/2017	$12.14307	$13.72719	0
01/01/2018 to 12/31/2018	$13.72719	$12.29278	0
01/01/2019 to 12/31/2019	$12.29278	$14.11230	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98796	$10.68235	0
01/01/2011 to 12/31/2011	$10.68235	$10.26283	0
01/01/2012 to 12/31/2012	$10.26283	$11.22520	0
01/01/2013 to 12/31/2013	$11.22520	$12.84311	0
01/01/2014 to 12/31/2014	$12.84311	$13.30447	0
01/01/2015 to 12/31/2015	$13.30447	$13.00016	0
01/01/2016 to 12/31/2016	$13.00016	$13.43988	0
01/01/2017 to 12/31/2017	$13.43988	$15.01980	0
01/01/2018 to 12/31/2018	$15.01980	$13.88382	0
01/01/2019 to 12/31/2019	$13.88382	$16.12386	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99771	$9.09799	0
01/01/2012 to 12/31/2012	$9.09799	$9.89982	0
01/01/2013 to 12/31/2013	$9.89982	$10.67248	0
01/01/2014 to 12/31/2014	$10.67248	$10.88710	0
01/01/2015 to 12/31/2015	$10.88710	$10.26996	0
01/01/2016 to 12/31/2016	$10.26996	$10.68352	0
01/01/2017 to 12/31/2017	$10.68352	$11.70097	0
01/01/2018 to 12/31/2018	$11.70097	$10.77686	0
01/01/2019 to 12/31/2019	$10.77686	$12.32732	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00713	$10.01555	0
01/01/2011 to 12/31/2011	$10.01555	$9.95961	0
01/01/2012 to 12/31/2012	$9.95961	$10.14002	0
01/01/2013 to 12/31/2013	$10.14002	$9.64682	0
01/01/2014 to 12/31/2014	$9.64682	$9.37250	0
01/01/2015 to 12/31/2015	$9.37250	$9.15881	0
01/01/2016 to 12/31/2016	$9.15881	$9.05325	0
01/01/2017 to 12/31/2017	$9.05325	$8.95516	0
01/01/2018 to 12/31/2018	$8.95516	$8.77255	0
01/01/2019 to 12/31/2019	$8.77255	$8.92571	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00606	$10.28652	0
01/01/2011 to 12/31/2011	$10.28652	$10.32213	0
01/01/2012 to 12/31/2012	$10.32213	$10.97353	0
01/01/2013 to 12/31/2013	$10.97353	$10.47566	0
01/01/2014 to 12/31/2014	$10.47566	$10.61868	0
01/01/2015 to 12/31/2015	$10.61868	$10.10899	0
01/01/2016 to 12/31/2016	$10.10899	$10.24733	0
01/01/2017 to 12/31/2017	$10.24733	$10.40096	0
01/01/2018 to 12/31/2018	$10.40096	$10.04670	0
01/01/2019 to 12/31/2019	$10.04670	$10.67180	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99771	$10.56226	0
01/01/2011 to 12/31/2011	$10.56226	$11.91326	0
01/01/2012 to 12/31/2012	$11.91326	$12.26395	0
01/01/2013 to 12/31/2013	$12.26395	$11.35048	0
01/01/2014 to 12/31/2014	$11.35048	$11.50911	0
01/01/2015 to 12/31/2015	$11.50911	$11.31259	0
01/01/2016 to 12/31/2016	$11.31259	$11.16139	0
01/01/2017 to 12/31/2017	$11.16139	$10.93787	0
01/01/2018 to 12/31/2018	$10.93787	$10.69557	0
01/01/2019 to 12/31/2019	$10.69557	$10.54697	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00853	$10.59284	0
01/01/2011 to 12/31/2011	$10.59284	$12.22622	0
01/01/2012 to 12/31/2012	$12.22622	$12.64076	0
01/01/2013 to 12/31/2013	$12.64076	$11.49213	0
01/01/2014 to 12/31/2014	$11.49213	$11.86449	0
01/01/2015 to 12/31/2015	$11.86449	$11.71439	0
01/01/2016 to 12/31/2016	$11.71439	$11.61581	0
01/01/2017 to 12/31/2017	$11.61581	$11.39718	0
01/01/2018 to 12/31/2018	$11.39718	$11.11434	0
01/01/2019 to 12/31/2019	$11.11434	$11.18680	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00746	$10.69390	0
01/01/2011 to 12/31/2011	$10.69390	$12.51181	1,184
01/01/2012 to 12/31/2012	$12.51181	$12.99385	609
01/01/2013 to 12/31/2013	$12.99385	$11.75179	221
01/01/2014 to 12/31/2014	$11.75179	$12.30644	219
01/01/2015 to 12/31/2015	$12.30644	$12.18138	221
01/01/2016 to 12/31/2016	$12.18138	$12.08811	219
01/01/2017 to 12/31/2017	$12.08811	$11.94236	217
01/01/2018 to 12/31/2018	$11.94236	$11.62009	214
01/01/2019 to 12/31/2019	$11.62009	$11.87318	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99771	$11.90464	0
01/01/2012 to 12/31/2012	$11.90464	$12.25361	704
01/01/2013 to 12/31/2013	$12.25361	$10.75527	0
01/01/2014 to 12/31/2014	$10.75527	$11.54418	0
01/01/2015 to 12/31/2015	$11.54418	$11.46210	0
01/01/2016 to 12/31/2016	$11.46210	$11.35124	0
01/01/2017 to 12/31/2017	$11.35124	$11.21311	0
01/01/2018 to 12/31/2018	$11.21311	$10.88705	0
01/01/2019 to 12/31/2019	$10.88705	$11.21141	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99695	$10.29814	0
01/01/2013 to 12/31/2013	$10.29814	$8.99349	3,062
01/01/2014 to 12/31/2014	$8.99349	$9.84987	0
01/01/2015 to 12/31/2015	$9.84987	$9.83846	0
01/01/2016 to 12/31/2016	$9.83846	$9.75135	0
01/01/2017 to 12/31/2017	$9.75135	$9.64468	0
01/01/2018 to 12/31/2018	$9.64468	$9.35332	0
01/01/2019 to 12/31/2019	$9.35332	$9.68824	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99847	$8.66486	0
01/01/2014 to 12/31/2014	$8.66486	$9.65617	0
01/01/2015 to 12/31/2015	$9.65617	$9.65740	0
01/01/2016 to 12/31/2016	$9.65740	$9.57144	0
01/01/2017 to 12/31/2017	$9.57144	$9.46556	0
01/01/2018 to 12/31/2018	$9.46556	$9.14473	0
01/01/2019 to 12/31/2019	$9.14473	$9.60077	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99847	$11.19362	0
01/01/2015 to 12/31/2015	$11.19362	$11.10340	0
01/01/2016 to 12/31/2016	$11.10340	$11.06565	0
01/01/2017 to 12/31/2017	$11.06565	$10.95909	0
01/01/2018 to 12/31/2018	$10.95909	$10.57775	0
01/01/2019 to 12/31/2019	$10.57775	$11.18370	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99847	$9.84167	0
01/01/2016 to 12/31/2016	$9.84167	$9.77040	0
01/01/2017 to 12/31/2017	$9.77040	$9.73247	0
01/01/2018 to 12/31/2018	$9.73247	$9.36500	0
01/01/2019 to 12/31/2019	$9.36500	$10.02089	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99695	$9.78417	0
01/01/2017 to 12/31/2017	$9.78417	$9.77132	0
01/01/2018 to 12/31/2018	$9.77132	$9.38163	0
01/01/2019 to 12/31/2019	$9.38163	$10.09866	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99694	$9.93970	0
01/01/2018 to 12/31/2018	$9.93970	$9.46628	0
01/01/2019 to 12/31/2019	$9.46628	$10.27282	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99694	$9.56802	0
01/01/2019 to 12/31/2019	$9.56802	$10.44926	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99847	$11.12548	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97688	$10.76246	702
01/01/2011 to 12/31/2011	$10.76246	$10.21302	20
01/01/2012 to 12/31/2012	$10.21302	$11.29456	15
01/01/2013 to 12/31/2013	$11.29456	$13.47532	5
01/01/2014 to 12/31/2014	$13.47532	$14.02148	5
01/01/2015 to 12/31/2015	$14.02148	$13.70864	4
01/01/2016 to 12/31/2016	$13.70864	$14.24399	4
01/01/2017 to 12/31/2017	$14.24399	$16.33179	4
01/01/2018 to 12/31/2018	$16.33179	$14.89271	4
01/01/2019 to 12/31/2019	$14.89271	$17.70545	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99771	$11.55149	0
01/01/2014 to 12/31/2014	$11.55149	$12.76281	0
01/01/2015 to 12/31/2015	$12.76281	$11.96851	0
01/01/2016 to 12/31/2016	$11.96851	$13.37403	0
01/01/2017 to 12/31/2017	$13.37403	$15.40114	0
01/01/2018 to 12/31/2018	$15.40114	$14.26167	0
01/01/2019 to 12/31/2019	$14.26167	$18.17355	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96938	$11.47011	0
01/01/2011 to 12/31/2011	$11.47011	$10.59309	0
01/01/2012 to 12/31/2012	$10.59309	$13.06256	0
01/01/2013 to 12/31/2013	$13.06256	$13.25567	0
01/01/2014 to 12/31/2014	$13.25567	$14.68609	0
01/01/2015 to 12/31/2015	$14.68609	$14.26942	0
01/01/2016 to 12/31/2016	$14.26942	$14.00220	0
01/01/2017 to 12/31/2017	$14.00220	$15.10075	0
01/01/2018 to 12/31/2018	$15.10075	$13.99156	0
01/01/2019 to 12/31/2019	$13.99156	$17.02579	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95910	$11.70896	0
01/01/2011 to 12/31/2011	$11.70896	$12.13801	0
01/01/2012 to 12/31/2012	$12.13801	$13.61543	0
01/01/2013 to 12/31/2013	$13.61543	$13.65589	0
01/01/2014 to 12/31/2014	$13.65589	$17.38605	0
01/01/2015 to 12/31/2015	$17.38605	$17.72708	0
01/01/2016 to 12/31/2016	$17.72708	$18.07115	0
01/01/2017 to 12/31/2017	$18.07115	$18.67324	0
01/01/2018 to 12/31/2018	$18.67324	$17.29349	0
01/01/2019 to 12/31/2019	$17.29349	$22.06814	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97519	$10.94313	0
01/01/2011 to 12/31/2011	$10.94313	$10.48257	0
01/01/2012 to 12/31/2012	$10.48257	$11.27790	0
01/01/2013 to 12/31/2013	$11.27790	$12.58678	0
01/01/2014 to 12/31/2014	$12.58678	$12.62646	0
01/01/2015 to 12/31/2015	$12.62646	$12.40085	0
01/01/2016 to 12/31/2016	$12.40085	$12.57358	0
01/01/2017 to 12/31/2017	$12.57358	$14.24306	0
01/01/2018 to 12/31/2018	$14.24306	$12.77656	0
01/01/2019 to 12/31/2019	$12.77656	$14.91041	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98745	$10.63219	0
01/01/2011 to 12/31/2011	$10.63219	$10.28798	0
01/01/2012 to 12/31/2012	$10.28798	$11.01804	0
01/01/2013 to 12/31/2013	$11.01804	$11.76744	0
01/01/2014 to 12/31/2014	$11.76744	$11.90634	0
01/01/2015 to 12/31/2015	$11.90634	$11.47359	0
01/01/2016 to 12/31/2016	$11.47359	$11.74527	0
01/01/2017 to 12/31/2017	$11.74527	$12.82641	0
01/01/2018 to 12/31/2018	$12.82641	$11.59152	0
01/01/2019 to 12/31/2019	$11.59152	$13.07887	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96434	$11.41620	0
01/01/2011 to 12/31/2011	$11.41620	$11.24738	0
01/01/2012 to 12/31/2012	$11.24738	$12.65369	0
01/01/2013 to 12/31/2013	$12.65369	$17.08207	0
01/01/2014 to 12/31/2014	$17.08207	$17.80809	0
01/01/2015 to 12/31/2015	$17.80809	$16.36681	0
01/01/2016 to 12/31/2016	$16.36681	$19.78783	0
01/01/2017 to 12/31/2017	$19.78783	$21.59089	0
01/01/2018 to 12/31/2018	$21.59089	$18.04099	0
01/01/2019 to 12/31/2019	$18.04099	$21.51651	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99771	$9.77948	0
01/01/2011 to 12/31/2011	$9.77948	$9.51316	0
01/01/2012 to 12/31/2012	$9.51316	$9.25176	0
01/01/2013 to 12/31/2013	$9.25176	$8.99738	0
01/01/2014 to 12/31/2014	$8.99738	$8.74997	0
01/01/2015 to 12/31/2015	$8.74997	$8.50940	0
01/01/2016 to 12/31/2016	$8.50940	$8.27606	0
01/01/2017 to 12/31/2017	$8.27606	$8.07653	0
01/01/2018 to 12/31/2018	$8.07653	$7.95534	0
01/01/2019 to 12/31/2019	$7.95534	$7.86747	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98368	$10.69330	0
01/01/2011 to 12/31/2011	$10.69330	$10.72976	0
01/01/2012 to 12/31/2012	$10.72976	$11.88182	0
01/01/2013 to 12/31/2013	$11.88182	$12.38479	0
01/01/2014 to 12/31/2014	$12.38479	$12.35226	0
01/01/2015 to 12/31/2015	$12.35226	$11.58442	0
01/01/2016 to 12/31/2016	$11.58442	$13.00125	0
01/01/2017 to 12/31/2017	$13.00125	$13.58939	0
01/01/2018 to 12/31/2018	$13.58939	$12.95118	0
01/01/2019 to 12/31/2019	$12.95118	$14.52209	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98970	$10.55041	0
01/01/2011 to 12/31/2011	$10.55041	$9.83148	0
01/01/2012 to 12/31/2012	$9.83148	$11.17513	0
01/01/2013 to 12/31/2013	$11.17513	$15.20013	0
01/01/2014 to 12/31/2014	$15.20013	$16.81409	0
01/01/2015 to 12/31/2015	$16.81409	$15.07030	0
01/01/2016 to 12/31/2016	$15.07030	$17.57158	0
01/01/2017 to 12/31/2017	$17.57158	$20.36979	0
01/01/2018 to 12/31/2018	$20.36979	$17.00338	0
01/01/2019 to 12/31/2019	$17.00338	$21.41786	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92854	$11.18449	0
01/01/2011 to 12/31/2011	$11.18449	$9.47146	0
01/01/2012 to 12/31/2012	$9.47146	$11.08653	0
01/01/2013 to 12/31/2013	$11.08653	$12.83645	0
01/01/2014 to 12/31/2014	$12.83645	$11.79377	0
01/01/2015 to 12/31/2015	$11.79377	$11.83050	0
01/01/2016 to 12/31/2016	$11.83050	$11.07121	0
01/01/2017 to 12/31/2017	$11.07121	$14.58230	0
01/01/2018 to 12/31/2018	$14.58230	$12.28865	0
01/01/2019 to 12/31/2019	$12.28865	$15.78831	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92841	$10.72599	0
01/01/2011 to 12/31/2011	$10.72599	$9.12230	0
01/01/2012 to 12/31/2012	$9.12230	$10.35044	0
01/01/2013 to 12/31/2013	$10.35044	$12.02540	0
01/01/2014 to 12/31/2014	$12.02540	$10.91075	0
01/01/2015 to 12/31/2015	$10.91075	$10.69743	0
01/01/2016 to 12/31/2016	$10.69743	$10.46436	0
01/01/2017 to 12/31/2017	$10.46436	$12.49919	0
01/01/2018 to 12/31/2018	$12.49919	$10.19223	0
01/01/2019 to 12/31/2019	$10.19223	$11.89665	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97595	$10.80195	872
01/01/2011 to 12/31/2011	$10.80195	$10.44554	25
01/01/2012 to 12/31/2012	$10.44554	$11.53760	18
01/01/2013 to 12/31/2013	$11.53760	$13.04727	6
01/01/2014 to 12/31/2014	$13.04727	$13.49604	6
01/01/2015 to 12/31/2015	$13.49604	$12.98737	5
01/01/2016 to 12/31/2016	$12.98737	$13.29018	5
01/01/2017 to 12/31/2017	$13.29018	$15.11747	5
01/01/2018 to 12/31/2018	$15.11747	$13.61580	5
01/01/2019 to 12/31/2019	$13.61580	$15.81419	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92106	$10.48980	0
01/01/2011 to 12/31/2011	$10.48980	$9.26818	0
01/01/2012 to 12/31/2012	$9.26818	$10.98758	0
01/01/2013 to 12/31/2013	$10.98758	$12.32685	0
01/01/2014 to 12/31/2014	$12.32685	$11.22470	0
01/01/2015 to 12/31/2015	$11.22470	$10.61084	0
01/01/2016 to 12/31/2016	$10.61084	$10.51919	0
01/01/2017 to 12/31/2017	$10.51919	$13.26240	0
01/01/2018 to 12/31/2018	$13.26240	$10.64273	0
01/01/2019 to 12/31/2019	$10.64273	$13.16778	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.51949	697
01/01/2011 to 12/31/2011	$10.51949	$10.25469	412
01/01/2012 to 12/31/2012	$10.25469	$11.04117	396
01/01/2013 to 12/31/2013	$11.04117	$11.92221	69
01/01/2014 to 12/31/2014	$11.92221	$12.22615	0
01/01/2015 to 12/31/2015	$12.22615	$11.86820	0
01/01/2016 to 12/31/2016	$11.86820	$11.98571	0
01/01/2017 to 12/31/2017	$11.98571	$13.07238	0
01/01/2018 to 12/31/2018	$13.07238	$12.05929	0
01/01/2019 to 12/31/2019	$12.05929	$13.44103	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97056	$10.70715	0
01/01/2011 to 12/31/2011	$10.70715	$10.48218	0
01/01/2012 to 12/31/2012	$10.48218	$11.74163	0
01/01/2013 to 12/31/2013	$11.74163	$15.58607	0
01/01/2014 to 12/31/2014	$15.58607	$16.59806	0
01/01/2015 to 12/31/2015	$16.59806	$17.85824	0
01/01/2016 to 12/31/2016	$17.85824	$17.11392	0
01/01/2017 to 12/31/2017	$17.11392	$22.60856	0
01/01/2018 to 12/31/2018	$22.60856	$21.62910	0
01/01/2019 to 12/31/2019	$21.62910	$27.89228	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99181	$11.23275	0
01/01/2011 to 12/31/2011	$11.23275	$10.82462	0
01/01/2012 to 12/31/2012	$10.82462	$11.81764	0
01/01/2013 to 12/31/2013	$11.81764	$15.70050	0
01/01/2014 to 12/31/2014	$15.70050	$16.88573	0
01/01/2015 to 12/31/2015	$16.88573	$18.07533	0
01/01/2016 to 12/31/2016	$18.07533	$18.55975	0
01/01/2017 to 12/31/2017	$18.55975	$24.00594	0
01/01/2018 to 12/31/2018	$24.00594	$22.71469	0
01/01/2019 to 12/31/2019	$22.71469	$29.07745	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98684	$10.82492	0
01/01/2011 to 12/31/2011	$10.82492	$10.19791	0
01/01/2012 to 12/31/2012	$10.19791	$12.20578	0
01/01/2013 to 12/31/2013	$12.20578	$15.15062	0
01/01/2014 to 12/31/2014	$15.15062	$15.26888	0
01/01/2015 to 12/31/2015	$15.26888	$14.63132	0
01/01/2016 to 12/31/2016	$14.63132	$15.24199	0
01/01/2017 to 12/31/2017	$15.24199	$18.35819	0
01/01/2018 to 12/31/2018	$18.35819	$16.14522	0
01/01/2019 to 12/31/2019	$16.14522	$20.40508	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99771	$10.24525	0
01/01/2013 to 12/31/2013	$10.24525	$11.84816	0
01/01/2014 to 12/31/2014	$11.84816	$12.11446	0
01/01/2015 to 12/31/2015	$12.11446	$11.63504	0
01/01/2016 to 12/31/2016	$11.63504	$11.80493	0
01/01/2017 to 12/31/2017	$11.80493	$13.37481	0
01/01/2018 to 12/31/2018	$13.37481	$11.92888	0
01/01/2019 to 12/31/2019	$11.92888	$14.24165	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.80059	0
01/01/2011 to 12/31/2011	$10.80059	$10.44170	0
01/01/2012 to 12/31/2012	$10.44170	$11.88889	0
01/01/2013 to 12/31/2013	$11.88889	$15.80610	0
01/01/2014 to 12/31/2014	$15.80610	$16.71032	0
01/01/2015 to 12/31/2015	$16.71032	$17.42562	0
01/01/2016 to 12/31/2016	$17.42562	$17.27151	0
01/01/2017 to 12/31/2017	$17.27151	$21.95638	0
01/01/2018 to 12/31/2018	$21.95638	$21.80823	0
01/01/2019 to 12/31/2019	$21.80823	$29.22116	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99771	$10.15434	0
01/01/2013 to 12/31/2013	$10.15434	$13.28266	0
01/01/2014 to 12/31/2014	$13.28266	$14.23729	0
01/01/2015 to 12/31/2015	$14.23729	$13.74561	0
01/01/2016 to 12/31/2016	$13.74561	$15.16601	0
01/01/2017 to 12/31/2017	$15.16601	$17.30783	0
01/01/2018 to 12/31/2018	$17.30783	$15.12088	0
01/01/2019 to 12/31/2019	$15.12088	$19.02065	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01903	$11.34173	0
01/01/2011 to 12/31/2011	$11.34173	$10.70195	0
01/01/2012 to 12/31/2012	$10.70195	$12.44853	0
01/01/2013 to 12/31/2013	$12.44853	$16.00348	0
01/01/2014 to 12/31/2014	$16.00348	$17.35744	0
01/01/2015 to 12/31/2015	$17.35744	$15.92030	0
01/01/2016 to 12/31/2016	$15.92030	$15.73815	0
01/01/2017 to 12/31/2017	$15.73815	$19.45355	0
01/01/2018 to 12/31/2018	$19.45355	$18.09291	0
01/01/2019 to 12/31/2019	$18.09291	$22.90133	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99026	$11.16162	0
01/01/2011 to 12/31/2011	$11.16162	$10.58549	0
01/01/2012 to 12/31/2012	$10.58549	$12.05705	0
01/01/2013 to 12/31/2013	$12.05705	$16.65147	0
01/01/2014 to 12/31/2014	$16.65147	$18.50134	0
01/01/2015 to 12/31/2015	$18.50134	$16.97827	0
01/01/2016 to 12/31/2016	$16.97827	$19.52280	0
01/01/2017 to 12/31/2017	$19.52280	$21.60569	0
01/01/2018 to 12/31/2018	$21.60569	$17.55366	0
01/01/2019 to 12/31/2019	$17.55366	$20.65842	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93818	$11.59963	0
01/01/2011 to 12/31/2011	$11.59963	$8.99411	0
01/01/2012 to 12/31/2012	$8.99411	$10.31451	0
01/01/2013 to 12/31/2013	$10.31451	$10.05322	0
01/01/2014 to 12/31/2014	$10.05322	$9.31891	0
01/01/2015 to 12/31/2015	$9.31891	$7.54656	0
01/01/2016 to 12/31/2016	$7.54656	$8.24682	0
01/01/2017 to 12/31/2017	$8.24682	$10.13652	0
01/01/2018 to 12/31/2018	$10.13652	$8.47169	0
01/01/2019 to 12/31/2019	$8.47169	$9.33853	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98867	$10.52841	2,055
01/01/2011 to 12/31/2011	$10.52841	$10.34140	1,145
01/01/2012 to 12/31/2012	$10.34140	$11.09980	1,090
01/01/2013 to 12/31/2013	$11.09980	$11.78897	195
01/01/2014 to 12/31/2014	$11.78897	$12.12687	0
01/01/2015 to 12/31/2015	$12.12687	$11.81034	0
01/01/2016 to 12/31/2016	$11.81034	$12.12097	0
01/01/2017 to 12/31/2017	$12.12097	$12.98281	0
01/01/2018 to 12/31/2018	$12.98281	$12.26539	0
01/01/2019 to 12/31/2019	$12.26539	$13.68635	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01763	$10.05117	0
01/01/2012 to 12/31/2012	$10.05117	$10.46916	0
01/01/2013 to 12/31/2013	$10.46916	$9.94579	0
01/01/2014 to 12/31/2014	$9.94579	$10.25860	0
01/01/2015 to 12/31/2015	$10.25860	$9.94976	0
01/01/2016 to 12/31/2016	$9.94976	$10.08414	0
01/01/2017 to 12/31/2017	$10.08414	$10.36371	0
01/01/2018 to 12/31/2018	$10.36371	$9.99517	0
01/01/2019 to 12/31/2019	$9.99517	$10.66857	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96270	$11.43400	836
01/01/2011 to 12/31/2011	$11.43400	$10.42906	25
01/01/2012 to 12/31/2012	$10.42906	$11.45211	18
01/01/2013 to 12/31/2013	$11.45211	$13.03341	6
01/01/2014 to 12/31/2014	$13.03341	$13.84084	6
01/01/2015 to 12/31/2015	$13.84084	$13.37784	6
01/01/2016 to 12/31/2016	$13.37784	$14.32425	6
01/01/2017 to 12/31/2017	$14.32425	$16.17402	8
01/01/2018 to 12/31/2018	$16.17402	$14.53219	7
01/01/2019 to 12/31/2019	$14.53219	$16.84303	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.82053	0
01/01/2011 to 12/31/2011	$10.82053	$10.88734	0
01/01/2012 to 12/31/2012	$10.88734	$12.57847	0
01/01/2013 to 12/31/2013	$12.57847	$16.19961	0
01/01/2014 to 12/31/2014	$16.19961	$18.46617	0
01/01/2015 to 12/31/2015	$18.46617	$18.51138	0
01/01/2016 to 12/31/2016	$18.51138	$20.67640	0
01/01/2017 to 12/31/2017	$20.67640	$24.58407	0
01/01/2018 to 12/31/2018	$24.58407	$21.94004	0
01/01/2019 to 12/31/2019	$21.94004	$26.55698	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99771	$8.83297	0
01/01/2012 to 12/31/2012	$8.83297	$9.71986	0
01/01/2013 to 12/31/2013	$9.71986	$11.56990	0
01/01/2014 to 12/31/2014	$11.56990	$11.98312	0
01/01/2015 to 12/31/2015	$11.98312	$11.67109	0
01/01/2016 to 12/31/2016	$11.67109	$12.06855	0
01/01/2017 to 12/31/2017	$12.06855	$13.87272	0
01/01/2018 to 12/31/2018	$13.87272	$12.60861	0
01/01/2019 to 12/31/2019	$12.60861	$14.86204	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97104	$12.07901	0
01/01/2011 to 12/31/2011	$12.07901	$10.20705	0
01/01/2012 to 12/31/2012	$10.20705	$11.91843	0
01/01/2013 to 12/31/2013	$11.91843	$16.32126	0
01/01/2014 to 12/31/2014	$16.32126	$16.65666	0
01/01/2015 to 12/31/2015	$16.65666	$16.41481	0
01/01/2016 to 12/31/2016	$16.41481	$17.19356	0
01/01/2017 to 12/31/2017	$17.19356	$21.35257	0
01/01/2018 to 12/31/2018	$21.35257	$18.51052	0
01/01/2019 to 12/31/2019	$18.51052	$24.56907	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96009	$12.53600	0
01/01/2011 to 12/31/2011	$12.53600	$12.07235	0
01/01/2012 to 12/31/2012	$12.07235	$13.16924	0
01/01/2013 to 12/31/2013	$13.16924	$17.31206	0
01/01/2014 to 12/31/2014	$17.31206	$17.47895	0
01/01/2015 to 12/31/2015	$17.47895	$17.13180	0
01/01/2016 to 12/31/2016	$17.13180	$18.67407	0
01/01/2017 to 12/31/2017	$18.67407	$22.50563	0
01/01/2018 to 12/31/2018	$22.50563	$20.04400	0
01/01/2019 to 12/31/2019	$20.04400	$25.36426	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96352	$11.39297	0
01/01/2011 to 12/31/2011	$11.39297	$10.41785	0
01/01/2012 to 12/31/2012	$10.41785	$11.97090	0
01/01/2013 to 12/31/2013	$11.97090	$15.99607	0
01/01/2014 to 12/31/2014	$15.99607	$16.37571	0
01/01/2015 to 12/31/2015	$16.37571	$15.23896	0
01/01/2016 to 12/31/2016	$15.23896	$19.14926	0
01/01/2017 to 12/31/2017	$19.14926	$19.99239	0
01/01/2018 to 12/31/2018	$19.99239	$16.11998	0
01/01/2019 to 12/31/2019	$16.11998	$19.12242	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99140	$10.62382	0
01/01/2011 to 12/31/2011	$10.62382	$10.53707	0
01/01/2012 to 12/31/2012	$10.53707	$11.62994	0
01/01/2013 to 12/31/2013	$11.62994	$13.21403	0
01/01/2014 to 12/31/2014	$13.21403	$13.60632	0
01/01/2015 to 12/31/2015	$13.60632	$13.23766	0
01/01/2016 to 12/31/2016	$13.23766	$13.84577	0
01/01/2017 to 12/31/2017	$13.84577	$15.54092	0
01/01/2018 to 12/31/2018	$15.54092	$14.30626	0
01/01/2019 to 12/31/2019	$14.30626	$16.81295	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97029	$11.06509	0
01/01/2011 to 12/31/2011	$11.06509	$10.57896	0
01/01/2012 to 12/31/2012	$10.57896	$12.09650	0
01/01/2013 to 12/31/2013	$12.09650	$16.94341	0
01/01/2014 to 12/31/2014	$16.94341	$17.85268	0
01/01/2015 to 12/31/2015	$17.85268	$19.02559	0
01/01/2016 to 12/31/2016	$19.02559	$19.00297	0
01/01/2017 to 12/31/2017	$19.00297	$25.48412	0
01/01/2018 to 12/31/2018	$25.48412	$25.73761	0
01/01/2019 to 12/31/2019	$25.73761	$32.09598	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98532	$10.59935	0
01/01/2011 to 12/31/2011	$10.59935	$10.25763	0
01/01/2012 to 12/31/2012	$10.25763	$11.31190	0
01/01/2013 to 12/31/2013	$11.31190	$14.81056	0
01/01/2014 to 12/31/2014	$14.81056	$14.62760	0
01/01/2015 to 12/31/2015	$14.62760	$13.36264	0
01/01/2016 to 12/31/2016	$13.36264	$13.79254	0
01/01/2017 to 12/31/2017	$13.79254	$15.63487	0
01/01/2018 to 12/31/2018	$15.63487	$13.72626	0
01/01/2019 to 12/31/2019	$13.72626	$16.81554	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85896	$11.40251	0
01/01/2011 to 12/31/2011	$11.40251	$9.43499	0
01/01/2012 to 12/31/2012	$9.43499	$9.50688	0
01/01/2013 to 12/31/2013	$9.50688	$10.66755	0
01/01/2014 to 12/31/2014	$10.66755	$9.50673	0
01/01/2015 to 12/31/2015	$9.50673	$7.46513	0
01/01/2016 to 12/31/2016	$7.46513	$9.04745	0
01/01/2017 to 12/31/2017	$9.04745	$9.70630	0
01/01/2018 to 12/31/2018	$9.70630	$7.86602	0
01/01/2019 to 12/31/2019	$7.86602	$8.93997	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97939	$10.24482	0
01/01/2011 to 12/31/2011	$10.24482	$10.37455	0
01/01/2012 to 12/31/2012	$10.37455	$10.61596	0
01/01/2013 to 12/31/2013	$10.61596	$9.93654	0
01/01/2014 to 12/31/2014	$9.93654	$9.71700	0
01/01/2015 to 12/31/2015	$9.71700	$9.01330	0
01/01/2016 to 12/31/2016	$9.01330	$9.14801	0
01/01/2017 to 12/31/2017	$9.14801	$9.07875	0
01/01/2018 to 12/31/2018	$9.07875	$9.00420	0
01/01/2019 to 12/31/2019	$9.00420	$8.89709	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98797	$11.42724	0
01/01/2011 to 12/31/2011	$11.42724	$10.72987	0
01/01/2012 to 12/31/2012	$10.72987	$12.35534	0
01/01/2013 to 12/31/2013	$12.35534	$15.91067	0
01/01/2014 to 12/31/2014	$15.91067	$17.78949	0
01/01/2015 to 12/31/2015	$17.78949	$16.15699	0
01/01/2016 to 12/31/2016	$16.15699	$17.91292	0
01/01/2017 to 12/31/2017	$17.91292	$20.65002	0
01/01/2018 to 12/31/2018	$20.65002	$16.76056	0
01/01/2019 to 12/31/2019	$16.76056	$19.42037	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99771	$8.77077	0
01/01/2012 to 12/31/2012	$8.77077	$9.46811	0
01/01/2013 to 12/31/2013	$9.46811	$11.09563	0
01/01/2014 to 12/31/2014	$11.09563	$11.38453	0
01/01/2015 to 12/31/2015	$11.38453	$11.00146	0
01/01/2016 to 12/31/2016	$11.00146	$11.39766	0
01/01/2017 to 12/31/2017	$11.39766	$12.59191	0
01/01/2018 to 12/31/2018	$12.59191	$11.63189	0
01/01/2019 to 12/31/2019	$11.63189	$13.63716	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99771	$10.33336	0
01/01/2011 to 12/31/2011	$10.33336	$10.65525	0
01/01/2012 to 12/31/2012	$10.65525	$11.17547	0
01/01/2013 to 12/31/2013	$11.17547	$10.70590	0
01/01/2014 to 12/31/2014	$10.70590	$11.16093	0
01/01/2015 to 12/31/2015	$11.16093	$10.98822	0
01/01/2016 to 12/31/2016	$10.98822	$11.23709	0
01/01/2017 to 12/31/2017	$11.23709	$11.61831	0
01/01/2018 to 12/31/2018	$11.61831	$11.04128	0
01/01/2019 to 12/31/2019	$11.04128	$12.05853	0
*Denotes the start date of these sub-accounts

APPENDIX B – HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT, AND SPOUSAL
HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered March 15, 2010 to January 23, 2011
Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
Highest Daily Lifetime 6 Plus Income Benefit (HD 6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available.
If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

B-1

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
In the rider for this benefit, we use slightly different terms for the calculation described. We use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th benefit anniversary, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under Highest Daily Lifetime 6 Plus
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2 – 79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.

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Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2 – 79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the

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Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 3, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

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Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g.,

B-6

to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

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Election of and Designations under the Benefit
We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not have elected Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the

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formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪
September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

▪
On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

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The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70  ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see "Tax Considerations" for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for elections.
If you have elected this benefit, the benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.

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If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
In the rider for this benefit, as respects the preceding paragraph, we use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, increased by any Purchase Credits applied to your Account Value in relation to Purchase Payments, and decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th anniversary of the benefit, your Protected Withdrawal Value on the 10th Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th anniversary of the benefit, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended

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fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of

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Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your

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Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011

▪	The Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 3, 2011 the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime 6 Plus
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments

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of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your

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Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)
Charge for Spousal Highest Daily Lifetime 6 Plus
The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 6 Plus only could be elected if the Owner, Annuitant, and Beneficiary designations were as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime 6 Plus so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

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(iv)	your surrender of the Annuity;

(v)
the latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.
See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.
FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT, AND SPOUSAL
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
Please see Appendix H: “Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.”

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APPENDIX C – HIGHEST DAILY LIFETIME® INCOME AND SPOUSAL HIGHEST DAILY
LIFETIME® INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered January 24, 2011 to August 19, 2012.
Except for Annuities that were issued in Oregon, for Annuities that have one of these benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the “benefit anniversary”) to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.
Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
HIGHEST DAILY LIFETIME INCOME BENEFIT
Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Optional Death Benefits section of this prospectus).

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th anniversary of the effective date of the benefit, your Periodic Value on the 12th anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Highest Daily Lifetime Income is elected on August 1, 2012

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1

▪	Highest Daily Lifetime Income is elected on September 4

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750

Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70  ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Highest Daily Lifetime Income Benefit
The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Account Value on the effective date of Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.

“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula, nor does the formula constitute an investment strategy that we are recommending to you. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix H (and is described below).
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪
September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4.

▪
On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME INCOME BENEFIT
Spousal Highest Daily Lifetime Income is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.

Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the “Optional Death Benefits” section of this prospectus).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary of the benefit effective date, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any

Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on August 1, 2012

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2012 the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$2,900.00
Account Value immediately before excess withdrawal of $2,100	$115,100.00
Excess withdrawal amount	$2,100.00
Ratio ($2,100 / $115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature - Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on September 4, 2012

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime Income Benefit
The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
See “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D – HIGHEST DAILY LIFETIME® INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0, HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered August 20, 2012 to February 24, 2013.
HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT
Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below.. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

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This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

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The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0.

You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 is elected on September 4

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

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If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income 2.0

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

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Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Highest Daily Lifetime Income 2.0 Benefit
The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor.

If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk to Pruco Life of NJ associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B)/ V
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits with respect to the X Series), and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-

account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
Other Important Information

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The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

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While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

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Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

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If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 ½ (72 for those who would have reached age 70 ½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 BENEFIT
Spousal Highest Daily Lifetime Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on

Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is
4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” excess withdrawal	$2,900.00
Account Value immediately before excess withdrawal of $2,100	$115,100.00
Excess withdrawal amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72

Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income 2.0

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life.

After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

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Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for the Spousal Highest Daily Lifetime Income v2.0
The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HA DB (including no payment of the Highest Annual Death Benefit Amount).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income 2.0 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65-84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500 / $114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year’s Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0 with HA DB
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 ½ (72 for those who would have reached age 70 ½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Annual Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income 2.0 with HA DB

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”)

and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Highest Daily Lifetime Income 2.0 with HA DB
The current charge for Highest Daily Lifetime Income 2.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated Purchase Credits) made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary of the effective date of the benefit, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments (including any associated Purchase Credits) made on that day;

(b)	200% of all Purchase Payments (including any associated Purchase Credits) made within one year following the effective date of the benefit; and

(c)	all Purchase Payments (including any associated Purchase Credits) made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary of the benefit, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments (including any associated Purchase Credits) and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated Purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated Purchase Credits).
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of Dollar-for-Dollar Reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Annual Death Benefit Amount	$108,017.64

Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments (including any associated Purchase Credits), is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments (including any associated Purchase Credits).
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HA DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Annual Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered

Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HA DB

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

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Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

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Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.0 with HA DB
The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (and any associated Purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HA DB. You and your financial professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Account Value and Annual Income Amount equal zero; or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

APPENDIX E: OPTIONAL DEATH BENEFITS
These benefits were offered March 15, 2010 to August 19, 2012.
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to Zero, your optional Death Benefit will terminate. Investment restrictions apply if you elect the optional Death Benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.
Key Terms Used with the Highest Anniversary Value Death Benefit:

▪
The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

▪
The Highest Anniversary Value on the Issue Date is equal to your Account Value (including any Purchase Credits, in the case of the X Series). Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity (“Annuity Anniversary”) up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments (including any associated Purchase Credits) since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

▪
Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal (including any applicable CDSC) to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

Highest Anniversary Value Death Benefit (“HAV”)
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of Highest Anniversary Value Death Benefit
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the greater of the minimum Death Benefit described above, and

2.	the Highest Anniversary Value as of the date on which we receive Due Proof of Death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the minimum Death Benefit described above, and

2.
the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments (and associated Purchase Credits) since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date. This Death Benefit may not be an appropriate feature where the oldest Owner’s age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT?
For elections of the Highest Anniversary Value Death Benefit, we impose a charge equal to 0.40%, per year of the daily net assets of the Sub-accounts. We deduct the charge to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

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Can I terminate the optional Death Benefit?
The Highest Anniversary Value Death Benefit may not be terminated by you once elected. The optional Death Benefit will terminate upon the first to occur of the following:

▪	the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

▪
upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

▪	upon the Annuity Date;

▪	upon surrender of the Annuity; or

▪	if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and is not eligible for the Death Benefit provided under the Annuity.
Upon termination, we cease to assess the fee for the optional Death Benefit.

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APPENDIX F: FORMULA FOR GRO PLUS II
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	Vv is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the Account Value of any Fixed Allocations in the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (Vv + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (Vv + VF + B)) – B), [L – B – (Vv + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

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The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (Vv + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

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APPENDIX G – FORMULA FOR HIGHEST DAILY® GRO II
FORMULA FOR ELECTIONS OF HIGHEST DAILY® GRO II MADE PRIOR TO JULY 16, 2010
The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:

▪	AV is the current Account Value of the Annuity

▪	Vv is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the Account Value of any Fixed Allocations in the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (Vv + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (90% cap). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (Vv + VF + B)) – B), [L – B – (Vv + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0. The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (Vv + VF) * Ct] / (1 – Ct))}

If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

▪	AV is the current Account Value of the Annuity

▪	V V is the current Account Value of the elected Sub-accounts of the Annuity

▪	V F is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	C l is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	C t is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	C u is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF)

If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < C l and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX H—FORMULA FOR HIGHEST DAILY LIFETIME® INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME® INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME® INCOME SUITE AND HIGHEST DAILY LIFETIME® 6 PLUS SUITE OF LIVING BENEFITS
This Appendix describes the formula used with the following living benefits:
The Highest Daily Lifetime Income v2.1 Suite:

▪	Highest Daily Lifetime Income v2.1;

▪	Spousal Highest Daily Lifetime Income v2.1;

▪	Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit.
The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

▪	Highest Daily Lifetime Income 2.0;

▪	Spousal Highest Daily Lifetime Income 2.0;

▪	Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit.
The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

▪	Highest Daily Lifetime Income;

▪	Spousal Highest Daily Lifetime Income.
The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

▪	Highest Daily Lifetime 6 Plus Income Benefit;

▪	Spousal Highest Daily Lifetime 6 Plus Income Benefit.
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR Permitted Sub-accounts AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	V – the total value of all Permitted Sub-accounts in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Purchase Credits, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily

Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments (including the amount of any associated Purchase Credits) and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V

▪
If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, 0.90 * (V + B)) – B, [L – B – V * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the Fixed Allocations to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (V + B))} (less than) (Cu * V – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (V + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.
Targets referenced in the Transfer Calculation Formula:
Cu = [83%
Cus = 84.5%
Ct = 80%
Cl = 78%]

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY X SERIES, B SERIES, L SERIES AND C SERIESSM ANNUITY DESCRIBED IN PROSPECTUS (April 27, 2020)

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
entitled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPRTNY2PROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 27, 2020
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier® Retirement Variable Annuity X SERIESSM ("X SERIES"), B SERIESSM ("B SERIES"), L SERIESSM ("L SERIES"), and C SERIESSM ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 (except the B Series, which has a $1,000 minimum initial purchase payment or more). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the X Series, the L Series, the B Series and the C Series prospectus dated April 27, 2020. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.
TABLE OF CONTENTS

PAGE
Company	2
Experts	2
Principal Underwriter	2
Payments Made to Promote Sale of Our Products	2
Cyber Security Risk	2
Determination of Accumulation Unit Values	A 1
Separate Account Financial Information	A1
Company Financial Information	B1
Pruco Life Insurance Company 213 Washington Street Newark, NY 07102-2992	Prudential Annuity Service Center P.O. Box 7960 Philadelphia, PA 19176 Newark, NY 07102-2992 Telephone: (888) Pru-2888
The Prudential Premier Retirement Variable Annuity X SeriesSM ("X Series"), B SeriesSM ("B Series"), L SeriesSM (“L Series") and C SeriesSM ("C Series") are service marks of The Prudential Insurance Company of America.

1

COMPANY
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.
Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $77,870,844.85 $73,232,387.43, $62,132,654.93 and in 2019, 2018, and 2017, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2019) received payment with respect to annuity business during 2019 (or as to which a payment amount was accrued during 2019). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2019, non-cash compensation received by Firms and Entities ranged from $ $1.00 to $433,912.73. During 2019, cash compensation received by Firms ranged from $1.10 to $18,272,777.70.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of

2

complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
In March 2017, the New York Department of Financial Services’ (DFS) new cyber security regulation went into effect. The regulation requires financial institutions regulated by the New York DFS, including Pruco Life of New Jersey, to establish a cyber security program. The regulation includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. In addition, in October 2017, the NAIC adopted the Insurance Data Security Model Law that is consistent with the New York regulation. The Model Law in turn is expected to form the basis for legislation in other states. We are monitoring regulatory guidance and rulemaking in this area, and may be subject to increased compliance costs and regulatory requirements.

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:

(a)	is the net result of:

(1)
the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2)	any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b)	is the net result of:

(1)
the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2)	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c)
is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges for each series. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2019. Please refer to the Variable Investment Options section of the prospectus for information on name changes.

A 1

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.54782	$14.32556	2,819,675
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$17.42689	$19.07073	5,407,287
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$14.49860	$15.67908	3,655,727
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.57983	$17.91403	4,723,183
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.67899	$13.53080	1,544,204
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.74038	$9.91609	325,543
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.25473	$11.85658	3,045,492
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$18.06089	$19.67149	5,723,117
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$17.10569	$19.56111	174,447
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.33850	$18.91609	89,624
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$21.67178	$24.51733	187,383
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$15.20875	$16.56641	3,691,643
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.60100	$14.53093	1,640,164
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.51737	$23.90516	269,118
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.74708	$8.74054	286,092
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$15.16199	$16.13509	315,816
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.87403	$23.79572	223,736
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$15.43350	$17.54167	221,539
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.32417	$13.21797	180,177
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$13.22720	$14.11864	1,822,175
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$16.22734	$17.57027	1,986,154
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$13.06378	$14.62997	465,297
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$14.02978	$14.93307	1,875,594
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.59594	$30.98873	186,360
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.59401	$32.30614	317,400

A 2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$20.25433	$22.67027	211,531
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.95727	$15.46538	442,353
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$27.82858	$32.46495	109,056
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.25930	$20.58742	128,499
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$23.06702	$25.44449	509,716
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.09114	$22.95158	257,470
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$10.08992	$10.37566	550,518
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.26084	$15.20591	4,692,560
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.98574	$11.64706	296,373
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$17.44169	$18.71306	12,661,238
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$26.96653	$29.50389	173,933
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$15.00542	$16.31266	1,959
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$24.72202	$27.29708	161,321
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.72339	$28.18087	152,670
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.23419	$21.24564	78,041
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.10326	$18.67952	9,989,556
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$32.29887	$35.65861	517,915
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.86981	$18.68276	753,582
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.71982	$9.93334	451,553
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.22236	$9.88552	241,895
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.71054	$21.57673	83,382
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.74412	$14.96871	1,591,186
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.46896	$13.39734	1,786,664
*Denotes the start date of these sub-accounts

A 3

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96776	$10.80355	1,040,948
01/01/2011 to 12/31/2011	$10.80355	$10.32201	1,530,262
01/01/2012 to 12/31/2012	$10.32201	$11.40400	2,662,972
01/01/2013 to 12/31/2013	$11.40400	$12.30947	2,604,973
01/01/2014 to 12/31/2014	$12.30947	$12.54311	2,374,448
01/01/2015 to 12/31/2015	$12.54311	$11.91478	2,032,208
01/01/2016 to 12/31/2016	$11.91478	$12.43582	1,817,695
01/01/2017 to 12/31/2017	$12.43582	$13.74250	1,828,506
01/01/2018 to 12/31/2018	$13.74250	$12.38967	1,350,368
01/01/2019 to 12/31/2019	$12.38967	$14.11280	1,015,260
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97845	$10.90934	1,376,630
01/01/2011 to 12/31/2011	$10.90934	$10.71983	2,440,768
01/01/2012 to 12/31/2012	$10.71983	$11.95732	4,968,705
01/01/2013 to 12/31/2013	$11.95732	$13.67933	5,258,776
01/01/2014 to 12/31/2014	$13.67933	$14.24637	5,063,988
01/01/2015 to 12/31/2015	$14.24637	$14.09512	4,820,887
01/01/2016 to 12/31/2016	$14.09512	$14.81814	4,597,419
01/01/2017 to 12/31/2017	$14.81814	$17.00668	4,336,956
01/01/2018 to 12/31/2018	$17.00668	$15.70790	3,977,680
01/01/2019 to 12/31/2019	$15.70790	$18.78747	2,863,510
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98752	$10.79555	846,821
01/01/2011 to 12/31/2011	$10.79555	$10.40365	1,471,325
01/01/2012 to 12/31/2012	$10.40365	$11.26081	2,747,182
01/01/2013 to 12/31/2013	$11.26081	$12.42729	2,680,808
01/01/2014 to 12/31/2014	$12.42729	$12.82420	2,593,638
01/01/2015 to 12/31/2015	$12.82420	$12.56607	2,523,336
01/01/2016 to 12/31/2016	$12.56607	$12.92793	2,396,953
01/01/2017 to 12/31/2017	$12.92793	$14.74916	2,316,061
01/01/2018 to 12/31/2018	$14.74916	$13.33089	2,048,344
01/01/2019 to 12/31/2019	$13.33089	$15.44565	1,508,718
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99847	$10.07784	713
01/01/2014 to 12/31/2014	$10.07784	$9.58226	2,489
01/01/2015 to 12/31/2015	$9.58226	$7.94470	2,486
01/01/2016 to 12/31/2016	$7.94470	$8.84042	606
01/01/2017 to 12/31/2017	$8.84042	$11.71009	3,486
01/01/2018 to 12/31/2018	$11.71009	$9.31373	3,282
01/01/2019 to 12/31/2019	$9.31373	$10.76919	899
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99847	$11.62116	0
01/01/2014 to 12/31/2014	$11.62116	$12.90832	425
01/01/2015 to 12/31/2015	$12.90832	$12.88832	542
01/01/2016 to 12/31/2016	$12.88832	$14.00445	542
01/01/2017 to 12/31/2017	$14.00445	$16.78879	491
01/01/2018 to 12/31/2018	$16.78879	$15.13624	10,851
01/01/2019 to 12/31/2019	$15.13624	$18.21067	433

A 4

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98872	$10.76175	2,000,393
01/01/2011 to 12/31/2011	$10.76175	$10.43457	3,031,049
01/01/2012 to 12/31/2012	$10.43457	$11.51897	4,746,908
01/01/2013 to 12/31/2013	$11.51897	$13.30116	4,935,935
01/01/2014 to 12/31/2014	$13.30116	$13.90656	4,764,628
01/01/2015 to 12/31/2015	$13.90656	$13.71430	4,531,358
01/01/2016 to 12/31/2016	$13.71430	$14.30895	4,351,748
01/01/2017 to 12/31/2017	$14.30895	$16.13844	4,138,124
01/01/2018 to 12/31/2018	$16.13844	$15.05683	3,816,801
01/01/2019 to 12/31/2019	$15.05683	$17.64792	2,367,070
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99847	$9.15446	196,259
01/01/2012 to 12/31/2012	$9.15446	$10.05366	597,369
01/01/2013 to 12/31/2013	$10.05366	$10.93859	603,058
01/01/2014 to 12/31/2014	$10.93859	$11.26169	597,553
01/01/2015 to 12/31/2015	$11.26169	$10.72168	596,415
01/01/2016 to 12/31/2016	$10.72168	$11.25622	569,266
01/01/2017 to 12/31/2017	$11.25622	$12.44194	577,661
01/01/2018 to 12/31/2018	$12.44194	$11.56585	512,790
01/01/2019 to 12/31/2019	$11.56585	$13.35219	460,998
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00789	$10.09014	108,431
01/01/2011 to 12/31/2011	$10.09014	$10.12632	171,061
01/01/2012 to 12/31/2012	$10.12632	$10.40533	235,354
01/01/2013 to 12/31/2013	$10.40533	$9.99083	215,359
01/01/2014 to 12/31/2014	$9.99083	$9.79656	198,582
01/01/2015 to 12/31/2015	$9.79656	$9.66179	194,909
01/01/2016 to 12/31/2016	$9.66179	$9.63914	161,017
01/01/2017 to 12/31/2017	$9.63914	$9.62286	237,664
01/01/2018 to 12/31/2018	$9.62286	$9.51398	208,235
01/01/2019 to 12/31/2019	$9.51398	$9.76949	156,815
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00681	$10.36307	1,334,534
01/01/2011 to 12/31/2011	$10.36307	$10.49495	1,920,716
01/01/2012 to 12/31/2012	$10.49495	$11.26084	3,068,847
01/01/2013 to 12/31/2013	$11.26084	$10.84947	3,238,618
01/01/2014 to 12/31/2014	$10.84947	$11.09929	3,104,364
01/01/2015 to 12/31/2015	$11.09929	$10.66430	2,774,330
01/01/2016 to 12/31/2016	$10.66430	$10.90997	2,661,702
01/01/2017 to 12/31/2017	$10.90997	$11.17580	2,761,798
01/01/2018 to 12/31/2018	$11.17580	$10.89561	2,314,489
01/01/2019 to 12/31/2019	$10.89561	$11.68057	1,660,755
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97763	$10.84253	1,330,788
01/01/2011 to 12/31/2011	$10.84253	$10.38402	1,668,758
01/01/2012 to 12/31/2012	$10.38402	$11.59031	2,574,655
01/01/2013 to 12/31/2013	$11.59031	$13.95605	2,914,872
01/01/2014 to 12/31/2014	$13.95605	$14.65605	3,014,254
01/01/2015 to 12/31/2015	$14.65605	$14.46166	2,982,273
01/01/2016 to 12/31/2016	$14.46166	$15.16510	2,860,489
01/01/2017 to 12/31/2017	$15.16510	$17.54819	2,984,878
01/01/2018 to 12/31/2018	$17.54819	$16.15089	2,785,645
01/01/2019 to 12/31/2019	$16.15089	$19.37890	1,532,472

A 5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99847	$11.64274	28,082
01/01/2014 to 12/31/2014	$11.64274	$12.98266	36,321
01/01/2015 to 12/31/2015	$12.98266	$12.28727	40,319
01/01/2016 to 12/31/2016	$12.28727	$13.85675	161,084
01/01/2017 to 12/31/2017	$13.85675	$16.10420	173,579
01/01/2018 to 12/31/2018	$16.10420	$15.05150	137,564
01/01/2019 to 12/31/2019	$15.05150	$19.35729	87,437
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97014	$11.55536	12,944
01/01/2011 to 12/31/2011	$11.55536	$10.77031	27,323
01/01/2012 to 12/31/2012	$10.77031	$13.40428	60,371
01/01/2013 to 12/31/2013	$13.40428	$13.72837	59,184
01/01/2014 to 12/31/2014	$13.72837	$15.35046	59,054
01/01/2015 to 12/31/2015	$15.35046	$15.05303	56,197
01/01/2016 to 12/31/2016	$15.05303	$14.90736	56,368
01/01/2017 to 12/31/2017	$14.90736	$16.22523	54,886
01/01/2018 to 12/31/2018	$16.22523	$15.17344	48,504
01/01/2019 to 12/31/2019	$15.17344	$18.63482	38,367
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95986	$11.79603	61,079
01/01/2011 to 12/31/2011	$11.79603	$12.34114	113,614
01/01/2012 to 12/31/2012	$12.34114	$13.97161	212,867
01/01/2013 to 12/31/2013	$13.97161	$14.14285	237,803
01/01/2014 to 12/31/2014	$14.14285	$18.17255	223,219
01/01/2015 to 12/31/2015	$18.17255	$18.70039	238,421
01/01/2016 to 12/31/2016	$18.70039	$19.23907	233,292
01/01/2017 to 12/31/2017	$19.23907	$20.06337	246,527
01/01/2018 to 12/31/2018	$20.06337	$18.75390	234,356
01/01/2019 to 12/31/2019	$18.75390	$24.15309	122,424
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97594	$11.02450	991,332
01/01/2011 to 12/31/2011	$11.02450	$10.65807	1,639,606
01/01/2012 to 12/31/2012	$10.65807	$11.57318	2,858,745
01/01/2013 to 12/31/2013	$11.57318	$13.03586	2,989,467
01/01/2014 to 12/31/2014	$13.03586	$13.19784	2,881,487
01/01/2015 to 12/31/2015	$13.19784	$13.08201	2,776,975
01/01/2016 to 12/31/2016	$13.08201	$13.38666	2,635,719
01/01/2017 to 12/31/2017	$13.38666	$15.30403	2,539,633
01/01/2018 to 12/31/2018	$15.30403	$13.85611	2,306,813
01/01/2019 to 12/31/2019	$13.85611	$16.31980	1,570,721
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98821	$10.71140	429,303
01/01/2011 to 12/31/2011	$10.71140	$10.46023	795,537
01/01/2012 to 12/31/2012	$10.46023	$11.30645	1,309,639
01/01/2013 to 12/31/2013	$11.30645	$12.18719	1,280,396
01/01/2014 to 12/31/2014	$12.18719	$12.44507	1,169,703
01/01/2015 to 12/31/2015	$12.44507	$12.10369	1,037,110
01/01/2016 to 12/31/2016	$12.10369	$12.50464	935,596
01/01/2017 to 12/31/2017	$12.50464	$13.78158	1,012,981
01/01/2018 to 12/31/2018	$13.78158	$12.57063	773,567
01/01/2019 to 12/31/2019	$12.57063	$14.31484	594,756

A 6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96509	$11.50123	102,749
01/01/2011 to 12/31/2011	$11.50123	$11.43580	174,123
01/01/2012 to 12/31/2012	$11.43580	$12.98500	274,080
01/01/2013 to 12/31/2013	$12.98500	$17.69151	293,010
01/01/2014 to 12/31/2014	$17.69151	$18.61406	257,801
01/01/2015 to 12/31/2015	$18.61406	$17.26588	223,683
01/01/2016 to 12/31/2016	$17.26588	$21.06748	186,462
01/01/2017 to 12/31/2017	$21.06748	$23.19910	188,751
01/01/2018 to 12/31/2018	$23.19910	$19.56537	162,337
01/01/2019 to 12/31/2019	$19.56537	$23.55042	123,951
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99847	$9.85245	132,927
01/01/2011 to 12/31/2011	$9.85245	$9.67264	341,637
01/01/2012 to 12/31/2012	$9.67264	$9.49388	289,981
01/01/2013 to 12/31/2013	$9.49388	$9.31835	239,503
01/01/2014 to 12/31/2014	$9.31835	$9.14602	321,251
01/01/2015 to 12/31/2015	$9.14602	$8.97687	249,571
01/01/2016 to 12/31/2016	$8.97687	$8.81132	216,658
01/01/2017 to 12/31/2017	$8.81132	$8.67818	223,599
01/01/2018 to 12/31/2018	$8.67818	$8.62752	304,229
01/01/2019 to 12/31/2019	$8.62752	$8.61121	81,499
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98444	$10.77285	119,893
01/01/2011 to 12/31/2011	$10.77285	$10.90929	174,815
01/01/2012 to 12/31/2012	$10.90929	$12.19282	286,715
01/01/2013 to 12/31/2013	$12.19282	$12.82656	264,013
01/01/2014 to 12/31/2014	$12.82656	$12.91135	218,518
01/01/2015 to 12/31/2015	$12.91135	$12.22088	214,866
01/01/2016 to 12/31/2016	$12.22088	$13.84211	182,872
01/01/2017 to 12/31/2017	$13.84211	$14.60181	189,107
01/01/2018 to 12/31/2018	$14.60181	$14.04554	195,843
01/01/2019 to 12/31/2019	$14.04554	$15.89485	121,973
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99045	$10.62894	37,585
01/01/2011 to 12/31/2011	$10.62894	$9.99613	66,476
01/01/2012 to 12/31/2012	$9.99613	$11.46771	185,284
01/01/2013 to 12/31/2013	$11.46771	$15.74223	379,037
01/01/2014 to 12/31/2014	$15.74223	$17.57498	348,168
01/01/2015 to 12/31/2015	$17.57498	$15.89813	242,067
01/01/2016 to 12/31/2016	$15.89813	$18.70787	214,322
01/01/2017 to 12/31/2017	$18.70787	$21.88701	213,446
01/01/2018 to 12/31/2018	$21.88701	$18.43995	269,516
01/01/2019 to 12/31/2019	$18.43995	$23.44226	165,146
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92930	$11.26762	116,237
01/01/2011 to 12/31/2011	$11.26762	$9.63007	167,132
01/01/2012 to 12/31/2012	$9.63007	$11.37668	183,325
01/01/2013 to 12/31/2013	$11.37668	$13.29421	284,495
01/01/2014 to 12/31/2014	$13.29421	$12.32735	299,934
01/01/2015 to 12/31/2015	$12.32735	$12.48016	172,519
01/01/2016 to 12/31/2016	$12.48016	$11.78691	198,650
01/01/2017 to 12/31/2017	$11.78691	$15.66807	174,624
01/01/2018 to 12/31/2018	$15.66807	$13.32669	162,366
01/01/2019 to 12/31/2019	$13.32669	$17.28036	113,789

A 7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92917	$10.80592	42,103
01/01/2011 to 12/31/2011	$10.80592	$9.27520	65,551
01/01/2012 to 12/31/2012	$9.27520	$10.62158	114,257
01/01/2013 to 12/31/2013	$10.62158	$12.45452	138,548
01/01/2014 to 12/31/2014	$12.45452	$11.40464	143,439
01/01/2015 to 12/31/2015	$11.40464	$11.28509	136,091
01/01/2016 to 12/31/2016	$11.28509	$11.14105	143,714
01/01/2017 to 12/31/2017	$11.14105	$13.43025	140,103
01/01/2018 to 12/31/2018	$13.43025	$11.05352	107,431
01/01/2019 to 12/31/2019	$11.05352	$13.02128	89,287
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00670	$10.61020	0
01/01/2011 to 12/31/2011	$10.61020	$11.71022	9,672,456
01/01/2012 to 12/31/2012	$11.71022	$12.57380	3,829,689
01/01/2013 to 12/31/2013	$12.57380	$11.94846	535,354
01/01/2014 to 12/31/2014	$11.94846	$12.51669	737,820
01/01/2015 to 12/31/2015	$12.51669	$12.42925	2,862,842
01/01/2016 to 12/31/2016	$12.42925	$12.71273	2,950,686
01/01/2017 to 12/31/2017	$12.71273	$13.01623	1,299,179
01/01/2018 to 12/31/2018	$13.01623	$12.74002	5,526,481
01/01/2019 to 12/31/2019	$12.74002	$13.90865	707,953
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97670	$10.88236	396,340
01/01/2011 to 12/31/2011	$10.88236	$10.62051	645,903
01/01/2012 to 12/31/2012	$10.62051	$11.83963	1,350,677
01/01/2013 to 12/31/2013	$11.83963	$13.51272	1,482,128
01/01/2014 to 12/31/2014	$13.51272	$14.10681	1,481,715
01/01/2015 to 12/31/2015	$14.10681	$13.70083	1,402,456
01/01/2016 to 12/31/2016	$13.70083	$14.14944	1,392,758
01/01/2017 to 12/31/2017	$14.14944	$16.24330	1,421,823
01/01/2018 to 12/31/2018	$16.24330	$14.76600	1,255,294
01/01/2019 to 12/31/2019	$14.76600	$17.30875	951,570
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92182	$10.56777	137,384
01/01/2011 to 12/31/2011	$10.56777	$9.42340	163,189
01/01/2012 to 12/31/2012	$9.42340	$11.27524	235,346
01/01/2013 to 12/31/2013	$11.27524	$12.76658	256,142
01/01/2014 to 12/31/2014	$12.76658	$11.73274	270,962
01/01/2015 to 12/31/2015	$11.73274	$11.19385	245,991
01/01/2016 to 12/31/2016	$11.19385	$11.19940	249,390
01/01/2017 to 12/31/2017	$11.19940	$14.25002	272,673
01/01/2018 to 12/31/2018	$14.25002	$11.54181	256,749
01/01/2019 to 12/31/2019	$11.54181	$14.41222	152,697
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.59781	596,214
01/01/2011 to 12/31/2011	$10.59781	$10.42630	1,163,894
01/01/2012 to 12/31/2012	$10.42630	$11.33010	1,790,497
01/01/2013 to 12/31/2013	$11.33010	$12.34735	1,743,745
01/01/2014 to 12/31/2014	$12.34735	$12.77932	1,634,640
01/01/2015 to 12/31/2015	$12.77932	$12.52009	1,486,087
01/01/2016 to 12/31/2016	$12.52009	$12.76064	1,375,280
01/01/2017 to 12/31/2017	$12.76064	$14.04606	1,350,137
01/01/2018 to 12/31/2018	$14.04606	$13.07816	1,158,927
01/01/2019 to 12/31/2019	$13.07816	$14.71151	868,745

A 8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97132	$10.78687	31,841
01/01/2011 to 12/31/2011	$10.78687	$10.65776	89,588
01/01/2012 to 12/31/2012	$10.65776	$12.04897	166,435
01/01/2013 to 12/31/2013	$12.04897	$16.14198	185,781
01/01/2014 to 12/31/2014	$16.14198	$17.34907	178,540
01/01/2015 to 12/31/2015	$17.34907	$18.83894	176,808
01/01/2016 to 12/31/2016	$18.83894	$18.22037	174,199
01/01/2017 to 12/31/2017	$18.22037	$24.29214	186,295
01/01/2018 to 12/31/2018	$24.29214	$23.45612	157,197
01/01/2019 to 12/31/2019	$23.45612	$30.52814	125,666
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99257	$11.31652	182,591
01/01/2011 to 12/31/2011	$11.31652	$11.00602	269,757
01/01/2012 to 12/31/2012	$11.00602	$12.12714	372,236
01/01/2013 to 12/31/2013	$12.12714	$16.26077	248,741
01/01/2014 to 12/31/2014	$16.26077	$17.65014	451,454
01/01/2015 to 12/31/2015	$17.65014	$19.06840	365,033
01/01/2016 to 12/31/2016	$19.06840	$19.76007	361,484
01/01/2017 to 12/31/2017	$19.76007	$25.79401	330,037
01/01/2018 to 12/31/2018	$25.79401	$24.63378	264,162
01/01/2019 to 12/31/2019	$24.63378	$31.82572	177,743
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98760	$10.90539	21,127
01/01/2011 to 12/31/2011	$10.90539	$10.36861	70,823
01/01/2012 to 12/31/2012	$10.36861	$12.52513	107,953
01/01/2013 to 12/31/2013	$12.52513	$15.69069	142,591
01/01/2014 to 12/31/2014	$15.69069	$15.95956	163,519
01/01/2015 to 12/31/2015	$15.95956	$15.43481	258,032
01/01/2016 to 12/31/2016	$15.43481	$16.22737	252,751
01/01/2017 to 12/31/2017	$16.22737	$19.72517	283,127
01/01/2018 to 12/31/2018	$19.72517	$17.50890	253,941
01/01/2019 to 12/31/2019	$17.50890	$22.33321	160,522
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99847	$10.30949	380,801
01/01/2013 to 12/31/2013	$10.30949	$12.03277	376,540
01/01/2014 to 12/31/2014	$12.03277	$12.41705	368,998
01/01/2015 to 12/31/2015	$12.41705	$12.03601	339,738
01/01/2016 to 12/31/2016	$12.03601	$12.32430	340,640
01/01/2017 to 12/31/2017	$12.32430	$14.09197	295,865
01/01/2018 to 12/31/2018	$14.09197	$12.68548	270,384
01/01/2019 to 12/31/2019	$12.68548	$15.28502	191,763
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.88101	45,476
01/01/2011 to 12/31/2011	$10.88101	$10.61657	68,792
01/01/2012 to 12/31/2012	$10.61657	$12.20012	208,731
01/01/2013 to 12/31/2013	$12.20012	$16.36996	220,860
01/01/2014 to 12/31/2014	$16.36996	$17.46658	205,905
01/01/2015 to 12/31/2015	$17.46658	$18.38272	114,768
01/01/2016 to 12/31/2016	$18.38272	$18.38816	121,814
01/01/2017 to 12/31/2017	$18.38816	$23.59140	138,872
01/01/2018 to 12/31/2018	$23.59140	$23.65031	106,622
01/01/2019 to 12/31/2019	$23.65031	$31.98256	82,398

A 9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99847	$10.18909	411
01/01/2013 to 12/31/2013	$10.18909	$13.45134	26,424
01/01/2014 to 12/31/2014	$13.45134	$14.55151	31,087
01/01/2015 to 12/31/2015	$14.55151	$14.17897	223,939
01/01/2016 to 12/31/2016	$14.17897	$15.78852	183,449
01/01/2017 to 12/31/2017	$15.78852	$18.18441	155,235
01/01/2018 to 12/31/2018	$18.18441	$16.03465	65,960
01/01/2019 to 12/31/2019	$16.03465	$20.35658	62,395
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01979	$11.42605	93,425
01/01/2011 to 12/31/2011	$11.42605	$10.88116	161,552
01/01/2012 to 12/31/2012	$10.88116	$12.77433	291,504
01/01/2013 to 12/31/2013	$12.77433	$16.57435	386,707
01/01/2014 to 12/31/2014	$16.57435	$18.14290	348,792
01/01/2015 to 12/31/2015	$18.14290	$16.79478	534,255
01/01/2016 to 12/31/2016	$16.79478	$16.75599	503,332
01/01/2017 to 12/31/2017	$16.75599	$20.90247	455,614
01/01/2018 to 12/31/2018	$20.90247	$19.62154	404,609
01/01/2019 to 12/31/2019	$19.62154	$25.06606	260,721
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99102	$11.24476	74,995
01/01/2011 to 12/31/2011	$11.24476	$10.76281	108,644
01/01/2012 to 12/31/2012	$10.76281	$12.37274	150,429
01/01/2013 to 12/31/2013	$12.37274	$17.24527	177,790
01/01/2014 to 12/31/2014	$17.24527	$19.33833	168,457
01/01/2015 to 12/31/2015	$19.33833	$17.91068	151,482
01/01/2016 to 12/31/2016	$17.91068	$20.78490	147,377
01/01/2017 to 12/31/2017	$20.78490	$23.21452	153,563
01/01/2018 to 12/31/2018	$23.21452	$19.03636	134,578
01/01/2019 to 12/31/2019	$19.03636	$22.61073	97,057
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93894	$11.68593	137,524
01/01/2011 to 12/31/2011	$11.68593	$9.14486	202,300
01/01/2012 to 12/31/2012	$9.14486	$10.58462	299,829
01/01/2013 to 12/31/2013	$10.58462	$10.41199	339,729
01/01/2014 to 12/31/2014	$10.41199	$9.74077	346,449
01/01/2015 to 12/31/2015	$9.74077	$7.96131	307,736
01/01/2016 to 12/31/2016	$7.96131	$8.78025	302,489
01/01/2017 to 12/31/2017	$8.78025	$10.89149	368,521
01/01/2018 to 12/31/2018	$10.89149	$9.18741	258,589
01/01/2019 to 12/31/2019	$9.18741	$10.22115	191,760
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98943	$10.60667	1,789,185
01/01/2011 to 12/31/2011	$10.60667	$10.51438	3,769,647
01/01/2012 to 12/31/2012	$10.51438	$11.39020	6,031,877
01/01/2013 to 12/31/2013	$11.39020	$12.20935	5,765,162
01/01/2014 to 12/31/2014	$12.20935	$12.67552	5,459,930
01/01/2015 to 12/31/2015	$12.67552	$12.45885	5,135,378
01/01/2016 to 12/31/2016	$12.45885	$12.90447	4,878,918
01/01/2017 to 12/31/2017	$12.90447	$13.94966	4,622,568
01/01/2018 to 12/31/2018	$13.94966	$13.30142	4,068,351
01/01/2019 to 12/31/2019	$13.30142	$14.97976	3,058,307

A 10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01839	$10.06713	4,465
01/01/2012 to 12/31/2012	$10.06713	$10.58327	76,847
01/01/2013 to 12/31/2013	$10.58327	$10.14726	123,999
01/01/2014 to 12/31/2014	$10.14726	$10.56308	123,457
01/01/2015 to 12/31/2015	$10.56308	$10.33987	130,050
01/01/2016 to 12/31/2016	$10.33987	$10.57616	160,093
01/01/2017 to 12/31/2017	$10.57616	$10.96966	182,036
01/01/2018 to 12/31/2018	$10.96966	$10.67812	235,041
01/01/2019 to 12/31/2019	$10.67812	$11.50292	184,447
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96346	$11.51915	913,520
01/01/2011 to 12/31/2011	$11.51915	$10.60363	1,372,722
01/01/2012 to 12/31/2012	$10.60363	$11.75190	2,620,469
01/01/2013 to 12/31/2013	$11.75190	$13.49829	2,759,579
01/01/2014 to 12/31/2014	$13.49829	$14.46718	2,718,046
01/01/2015 to 12/31/2015	$14.46718	$14.11251	5,093,442
01/01/2016 to 12/31/2016	$14.11251	$15.25031	4,871,971
01/01/2017 to 12/31/2017	$15.25031	$17.37842	7,735,263
01/01/2018 to 12/31/2018	$17.37842	$15.75975	6,756,422
01/01/2019 to 12/31/2019	$15.75975	$18.43479	4,588,479
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99847	$11.66071	0
01/01/2014 to 12/31/2014	$11.66071	$13.18947	0
01/01/2015 to 12/31/2015	$13.18947	$13.14523	0
01/01/2016 to 12/31/2016	$13.14523	$14.30319	0
01/01/2017 to 12/31/2017	$14.30319	$17.04539	0
01/01/2018 to 12/31/2018	$17.04539	$15.53191	0
01/01/2019 to 12/31/2019	$15.53191	$19.08447	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.90109	18,183
01/01/2011 to 12/31/2011	$10.90109	$11.06966	30,362
01/01/2012 to 12/31/2012	$11.06966	$12.90767	67,435
01/01/2013 to 12/31/2013	$12.90767	$16.77713	72,038
01/01/2014 to 12/31/2014	$16.77713	$19.30124	91,505
01/01/2015 to 12/31/2015	$19.30124	$19.52752	80,628
01/01/2016 to 12/31/2016	$19.52752	$22.01258	82,474
01/01/2017 to 12/31/2017	$22.01258	$26.41409	91,748
01/01/2018 to 12/31/2018	$26.41409	$23.79269	67,978
01/01/2019 to 12/31/2019	$23.79269	$29.06582	62,490
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99847	$8.88788	0
01/01/2012 to 12/31/2012	$8.88788	$9.87102	0
01/01/2013 to 12/31/2013	$9.87102	$11.85852	0
01/01/2014 to 12/31/2014	$11.85852	$12.39583	0
01/01/2015 to 12/31/2015	$12.39583	$12.18483	806
01/01/2016 to 12/31/2016	$12.18483	$12.71606	3,283
01/01/2017 to 12/31/2017	$12.71606	$14.75180	2,673
01/01/2018 to 12/31/2018	$14.75180	$13.53232	14,761
01/01/2019 to 12/31/2019	$13.53232	$16.09836	14,382

A 11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97180	$12.16884	87,246
01/01/2011 to 12/31/2011	$12.16884	$10.37797	159,082
01/01/2012 to 12/31/2012	$10.37797	$12.23038	205,276
01/01/2013 to 12/31/2013	$12.23038	$16.90321	200,677
01/01/2014 to 12/31/2014	$16.90321	$17.41026	189,375
01/01/2015 to 12/31/2015	$17.41026	$17.31626	115,574
01/01/2016 to 12/31/2016	$17.31626	$18.30513	112,896
01/01/2017 to 12/31/2017	$18.30513	$22.94264	118,550
01/01/2018 to 12/31/2018	$22.94264	$20.07426	103,752
01/01/2019 to 12/31/2019	$20.07426	$26.89109	76,766
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96085	$12.62928	37,344
01/01/2011 to 12/31/2011	$12.62928	$12.27464	74,073
01/01/2012 to 12/31/2012	$12.27464	$13.51412	192,669
01/01/2013 to 12/31/2013	$13.51412	$17.92962	215,156
01/01/2014 to 12/31/2014	$17.92962	$18.27003	224,137
01/01/2015 to 12/31/2015	$18.27003	$18.07288	255,951
01/01/2016 to 12/31/2016	$18.07288	$19.88149	235,963
01/01/2017 to 12/31/2017	$19.88149	$24.18181	184,976
01/01/2018 to 12/31/2018	$24.18181	$21.73744	169,828
01/01/2019 to 12/31/2019	$21.73744	$27.76167	118,376
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96428	$11.47783	109,170
01/01/2011 to 12/31/2011	$11.47783	$10.59244	157,420
01/01/2012 to 12/31/2012	$10.59244	$12.28421	213,310
01/01/2013 to 12/31/2013	$12.28421	$16.56648	226,015
01/01/2014 to 12/31/2014	$16.56648	$17.11661	219,352
01/01/2015 to 12/31/2015	$17.11661	$16.07574	203,275
01/01/2016 to 12/31/2016	$16.07574	$20.38697	190,267
01/01/2017 to 12/31/2017	$20.38697	$21.48101	212,713
01/01/2018 to 12/31/2018	$21.48101	$17.48163	175,201
01/01/2019 to 12/31/2019	$17.48163	$20.92950	114,744
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99216	$10.70296	2,137,328
01/01/2011 to 12/31/2011	$10.70296	$10.71365	3,646,889
01/01/2012 to 12/31/2012	$10.71365	$11.93438	6,857,880
01/01/2013 to 12/31/2013	$11.93438	$13.68539	7,129,745
01/01/2014 to 12/31/2014	$13.68539	$14.22202	6,873,863
01/01/2015 to 12/31/2015	$14.22202	$13.96471	8,666,795
01/01/2016 to 12/31/2016	$13.96471	$14.74100	8,253,515
01/01/2017 to 12/31/2017	$14.74100	$16.69822	7,833,360
01/01/2018 to 12/31/2018	$16.69822	$15.51467	7,154,010
01/01/2019 to 12/31/2019	$15.51467	$18.40184	4,915,828
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97104	$11.14744	106,158
01/01/2011 to 12/31/2011	$11.14744	$10.75602	191,768
01/01/2012 to 12/31/2012	$10.75602	$12.41292	406,941
01/01/2013 to 12/31/2013	$12.41292	$17.54731	571,249
01/01/2014 to 12/31/2014	$17.54731	$18.66002	545,977
01/01/2015 to 12/31/2015	$18.66002	$20.06996	612,911
01/01/2016 to 12/31/2016	$20.06996	$20.23103	545,576
01/01/2017 to 12/31/2017	$20.23103	$27.38118	526,200
01/01/2018 to 12/31/2018	$27.38118	$27.91095	442,887
01/01/2019 to 12/31/2019	$27.91095	$35.12820	279,426

A 12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98607	$10.67822	117,678
01/01/2011 to 12/31/2011	$10.67822	$10.42937	180,606
01/01/2012 to 12/31/2012	$10.42937	$11.60796	269,405
01/01/2013 to 12/31/2013	$11.60796	$15.33863	136,052
01/01/2014 to 12/31/2014	$15.33863	$15.28936	126,721
01/01/2015 to 12/31/2015	$15.28936	$14.09649	117,892
01/01/2016 to 12/31/2016	$14.09649	$14.68427	111,461
01/01/2017 to 12/31/2017	$14.68427	$16.79914	117,447
01/01/2018 to 12/31/2018	$16.79914	$14.88570	106,021
01/01/2019 to 12/31/2019	$14.88570	$18.40471	384,554
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85972	$11.48747	199,645
01/01/2011 to 12/31/2011	$11.48747	$9.59315	368,045
01/01/2012 to 12/31/2012	$9.59315	$9.75585	561,621
01/01/2013 to 12/31/2013	$9.75585	$11.04815	564,102
01/01/2014 to 12/31/2014	$11.04815	$9.93711	566,179
01/01/2015 to 12/31/2015	$9.93711	$7.87548	529,878
01/01/2016 to 12/31/2016	$7.87548	$9.63296	507,734
01/01/2017 to 12/31/2017	$9.63296	$10.42969	551,987
01/01/2018 to 12/31/2018	$10.42969	$8.53108	423,337
01/01/2019 to 12/31/2019	$8.53108	$9.78556	368,343
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98015	$10.32114	117,340
01/01/2011 to 12/31/2011	$10.32114	$10.54828	150,616
01/01/2012 to 12/31/2012	$10.54828	$10.89377	224,796
01/01/2013 to 12/31/2013	$10.89377	$10.29090	163,639
01/01/2014 to 12/31/2014	$10.29090	$10.15672	157,341
01/01/2015 to 12/31/2015	$10.15672	$9.50843	139,139
01/01/2016 to 12/31/2016	$9.50843	$9.73956	141,623
01/01/2017 to 12/31/2017	$9.73956	$9.75498	161,015
01/01/2018 to 12/31/2018	$9.75498	$9.76491	123,320
01/01/2019 to 12/31/2019	$9.76491	$9.73803	97,402
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98873	$11.51238	92,772
01/01/2011 to 12/31/2011	$11.51238	$10.90968	136,510
01/01/2012 to 12/31/2012	$10.90968	$12.67896	204,795
01/01/2013 to 12/31/2013	$12.67896	$16.47850	215,116
01/01/2014 to 12/31/2014	$16.47850	$18.59471	194,278
01/01/2015 to 12/31/2015	$18.59471	$17.04460	91,055
01/01/2016 to 12/31/2016	$17.04460	$19.07149	90,687
01/01/2017 to 12/31/2017	$19.07149	$22.18834	71,538
01/01/2018 to 12/31/2018	$22.18834	$18.17685	64,068
01/01/2019 to 12/31/2019	$18.17685	$21.25611	52,556
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99847	$8.82530	145,090
01/01/2012 to 12/31/2012	$8.82530	$9.61524	458,197
01/01/2013 to 12/31/2013	$9.61524	$11.37243	561,294
01/01/2014 to 12/31/2014	$11.37243	$11.77647	634,461
01/01/2015 to 12/31/2015	$11.77647	$11.48547	604,892
01/01/2016 to 12/31/2016	$11.48547	$12.00902	600,889
01/01/2017 to 12/31/2017	$12.00902	$13.38979	635,116
01/01/2018 to 12/31/2018	$13.38979	$12.48403	580,957
01/01/2019 to 12/31/2019	$12.48403	$14.77169	459,898

A 13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99847	$10.41023	423,203
01/01/2011 to 12/31/2011	$10.41023	$10.83354	500,601
01/01/2012 to 12/31/2012	$10.83354	$11.46793	767,956
01/01/2013 to 12/31/2013	$11.46793	$11.08767	962,457
01/01/2014 to 12/31/2014	$11.08767	$11.66584	946,646
01/01/2015 to 12/31/2015	$11.66584	$11.59164	910,580
01/01/2016 to 12/31/2016	$11.59164	$11.96356	907,206
01/01/2017 to 12/31/2017	$11.96356	$12.48350	1,028,309
01/01/2018 to 12/31/2018	$12.48350	$11.97393	1,323,206
01/01/2019 to 12/31/2019	$11.97393	$13.19801	933,804
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99847	$10.37776	0
01/01/2013 to 12/31/2013	$10.37776	$9.35714	0
01/01/2014 to 12/31/2014	$9.35714	$9.30831	0
01/01/2015 to 12/31/2015	$9.30831	$8.85429	0
01/01/2016 to 12/31/2016	$8.85429	$9.61268	0
01/01/2017 to 12/31/2017	$9.61268	$10.31286	0
01/01/2018 to 12/31/2018	$10.31286	$9.44625	72
01/01/2019 to 12/31/2019	$9.44625	$10.64834	72
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90723	$8.79537	10,888
01/01/2019 to 12/31/2019	$8.79537	$10.56806	13,966
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91793	$9.38347	1,444
01/01/2019 to 12/31/2019	$9.38347	$12.07184	6,463
*Denotes the start date of these sub-accounts

A 14

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.30141	$14.04247	464,848
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$17.11008	$18.69395	1,564,026
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$14.23496	$15.36938	1,375,743
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.27848	$17.56017	1,583,047
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.47661	$13.29333	668,334
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.56304	$9.71997	58,062
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.05019	$11.62229	73,124
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$11.57556	$11.48569	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$12.05579	$12.18363	510,310
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$12.62987	$12.93078	154,231
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$11.76155	$12.12452	78,393
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$10.02270	$10.38676	3,634
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.73791	$10.20371	96,264
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$11.17544	$11.78307	33,065
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.83273	$10.46638	594,538
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.77882	$10.45627	217,881
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.78561	$10.54486	98,842
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.81823	$10.63309	299,599
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.29832	$11.22275	79,860
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.73223	$19.28247	1,962,744
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.89584	$19.29017	33,990
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.02306	$18.54223	3,802
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$21.27776	$24.03292	14,863
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.93204	$16.23881	898,806
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.35334	$14.24339	899,504

A 15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.10836	$23.43332	17,824
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.58810	$8.56794	3,827
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.88570	$15.81572	29,633
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.47621	$23.32541	28,457
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$15.15268	$17.19477	5,100
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.10015	$12.95687	6,550
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$10.43520	$11.12060	126,657
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.93168	$17.22240	492,950
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.82622	$14.34080	21,385
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.77507	$14.63843	368,368
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.09401	$30.37627	6,063
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.07367	$31.66749	10,527
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.88595	$22.22222	17,366
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.76270	$15.22538	407,174
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$27.32256	$31.82341	7,300
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.01616	$20.28059	6,437
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$22.64715	$24.94126	32,213
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.68967	$22.49821	9,537
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.90616	$10.17036	14,895
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.00159	$14.90552	1,161,213
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.82212	$11.45521	31,109
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$17.12447	$18.34307	2,480,964
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$26.47654	$28.92119	6,844
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.76651	$16.02711	5,778
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$24.27197	$26.75703	6,096
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.23724	$27.62375	12,084
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.86645	$20.82601	7,389
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.79254	$18.31077	3,184,589

A 16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$31.71108	$34.95341	27,933
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.56277	$18.31332	27,928
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.54289	$9.73676	13,661
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.03626	$9.68993	25,879
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.33415	$21.15050	6,517
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.52510	$14.70649	962,993
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.24217	$13.13249	88,480
*Denotes the start date of these sub-accounts

A 17

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96742	$10.76805	431,320
01/01/2011 to 12/31/2011	$10.76805	$10.24627	569,139
01/01/2012 to 12/31/2012	$10.24627	$11.27388	806,989
01/01/2013 to 12/31/2013	$11.27388	$12.11939	802,985
01/01/2014 to 12/31/2014	$12.11939	$12.29910	647,650
01/01/2015 to 12/31/2015	$12.29910	$11.63528	512,860
01/01/2016 to 12/31/2016	$11.63528	$12.09474	448,962
01/01/2017 to 12/31/2017	$12.09474	$13.31127	434,979
01/01/2018 to 12/31/2018	$13.31127	$11.95159	315,923
01/01/2019 to 12/31/2019	$11.95159	$13.55823	275,492
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97811	$10.87354	348,046
01/01/2011 to 12/31/2011	$10.87354	$10.64117	553,672
01/01/2012 to 12/31/2012	$10.64117	$11.82107	1,004,310
01/01/2013 to 12/31/2013	$11.82107	$13.46830	1,054,604
01/01/2014 to 12/31/2014	$13.46830	$13.96943	1,014,351
01/01/2015 to 12/31/2015	$13.96943	$13.76480	844,053
01/01/2016 to 12/31/2016	$13.76480	$14.41208	776,262
01/01/2017 to 12/31/2017	$14.41208	$16.47350	768,388
01/01/2018 to 12/31/2018	$16.47350	$15.15297	642,811
01/01/2019 to 12/31/2019	$15.15297	$18.05000	487,328
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98719	$10.76013	296,498
01/01/2011 to 12/31/2011	$10.76013	$10.32731	451,420
01/01/2012 to 12/31/2012	$10.32731	$11.13249	780,214
01/01/2013 to 12/31/2013	$11.13249	$12.23567	625,947
01/01/2014 to 12/31/2014	$12.23567	$12.57508	616,177
01/01/2015 to 12/31/2015	$12.57508	$12.27174	565,336
01/01/2016 to 12/31/2016	$12.27174	$12.57388	517,230
01/01/2017 to 12/31/2017	$12.57388	$14.28702	490,454
01/01/2018 to 12/31/2018	$14.28702	$12.86028	376,741
01/01/2019 to 12/31/2019	$12.86028	$14.83973	294,327
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98838	$10.72654	565,821
01/01/2011 to 12/31/2011	$10.72654	$10.35809	1,067,308
01/01/2012 to 12/31/2012	$10.35809	$11.38784	1,565,142
01/01/2013 to 12/31/2013	$11.38784	$13.09623	1,621,607
01/01/2014 to 12/31/2014	$13.09623	$13.63647	1,579,618
01/01/2015 to 12/31/2015	$13.63647	$13.39310	1,504,311
01/01/2016 to 12/31/2016	$13.39310	$13.91700	1,419,778
01/01/2017 to 12/31/2017	$13.91700	$15.63262	1,350,587
01/01/2018 to 12/31/2018	$15.63262	$14.52502	1,191,396
01/01/2019 to 12/31/2019	$14.52502	$16.95512	803,266

A 18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99813	$9.12934	109,338
01/01/2012 to 12/31/2012	$9.12934	$9.98507	332,209
01/01/2013 to 12/31/2013	$9.98507	$10.81976	308,527
01/01/2014 to 12/31/2014	$10.81976	$11.09403	287,171
01/01/2015 to 12/31/2015	$11.09403	$10.51899	273,968
01/01/2016 to 12/31/2016	$10.51899	$10.99861	226,140
01/01/2017 to 12/31/2017	$10.99861	$12.10776	224,381
01/01/2018 to 12/31/2018	$12.10776	$11.20908	171,465
01/01/2019 to 12/31/2019	$11.20908	$12.88758	167,400
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00755	$10.05702	24,185
01/01/2011 to 12/31/2011	$10.05702	$10.05211	39,230
01/01/2012 to 12/31/2012	$10.05211	$10.28689	78,036
01/01/2013 to 12/31/2013	$10.28689	$9.83673	83,774
01/01/2014 to 12/31/2014	$9.83673	$9.60622	86,982
01/01/2015 to 12/31/2015	$9.60622	$9.43559	80,326
01/01/2016 to 12/31/2016	$9.43559	$9.37447	70,873
01/01/2017 to 12/31/2017	$9.37447	$9.32036	72,767
01/01/2018 to 12/31/2018	$9.32036	$9.17754	55,084
01/01/2019 to 12/31/2019	$9.17754	$9.38569	42,443
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00648	$10.32899	450,024
01/01/2011 to 12/31/2011	$10.32899	$10.41787	569,705
01/01/2012 to 12/31/2012	$10.41787	$11.13235	1,024,129
01/01/2013 to 12/31/2013	$11.13235	$10.68201	1,278,914
01/01/2014 to 12/31/2014	$10.68201	$10.88347	1,158,148
01/01/2015 to 12/31/2015	$10.88347	$10.41425	1,032,478
01/01/2016 to 12/31/2016	$10.41425	$10.61089	933,851
01/01/2017 to 12/31/2017	$10.61089	$10.82519	993,905
01/01/2018 to 12/31/2018	$10.82519	$10.51040	826,581
01/01/2019 to 12/31/2019	$10.51040	$11.22178	528,384
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97730	$10.80703	209,707
01/01/2011 to 12/31/2011	$10.80703	$10.30795	279,185
01/01/2012 to 12/31/2012	$10.30795	$11.45833	434,151
01/01/2013 to 12/31/2013	$11.45833	$13.74096	506,491
01/01/2014 to 12/31/2014	$13.74096	$14.37133	498,602
01/01/2015 to 12/31/2015	$14.37133	$14.12289	506,696
01/01/2016 to 12/31/2016	$14.12289	$14.74972	572,807
01/01/2017 to 12/31/2017	$14.74972	$16.99829	538,470
01/01/2018 to 12/31/2018	$16.99829	$15.58075	464,093
01/01/2019 to 12/31/2019	$15.58075	$18.61860	294,023
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60224	0
01/01/2014 to 12/31/2014	$11.60224	$12.88470	1,467
01/01/2015 to 12/31/2015	$12.88470	$12.14491	5,444
01/01/2016 to 12/31/2016	$12.14491	$13.64051	26,258
01/01/2017 to 12/31/2017	$13.64051	$15.78842	28,918
01/01/2018 to 12/31/2018	$15.78842	$14.69587	19,197
01/01/2019 to 12/31/2019	$14.69587	$18.82301	12,384

A 19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96980	$11.51747	12,869
01/01/2011 to 12/31/2011	$11.51747	$10.69136	17,786
01/01/2012 to 12/31/2012	$10.69136	$13.25162	36,915
01/01/2013 to 12/31/2013	$13.25162	$13.51659	37,775
01/01/2014 to 12/31/2014	$13.51659	$15.05211	29,298
01/01/2015 to 12/31/2015	$15.05211	$14.70024	27,431
01/01/2016 to 12/31/2016	$14.70024	$14.49894	24,529
01/01/2017 to 12/31/2017	$14.49894	$15.71661	25,181
01/01/2018 to 12/31/2018	$15.71661	$14.63757	19,648
01/01/2019 to 12/31/2019	$14.63757	$17.90347	18,303
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95952	$11.75731	24,817
01/01/2011 to 12/31/2011	$11.75731	$12.25065	40,377
01/01/2012 to 12/31/2012	$12.25065	$13.81247	109,176
01/01/2013 to 12/31/2013	$13.81247	$13.92468	98,098
01/01/2014 to 12/31/2014	$13.92468	$17.81930	102,459
01/01/2015 to 12/31/2015	$17.81930	$18.26214	103,971
01/01/2016 to 12/31/2016	$18.26214	$18.71186	84,316
01/01/2017 to 12/31/2017	$18.71186	$19.43432	71,148
01/01/2018 to 12/31/2018	$19.43432	$18.09139	53,247
01/01/2019 to 12/31/2019	$18.09139	$23.20490	35,347
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97561	$10.98843	258,959
01/01/2011 to 12/31/2011	$10.98843	$10.57997	507,010
01/01/2012 to 12/31/2012	$10.57997	$11.44137	854,714
01/01/2013 to 12/31/2013	$11.44137	$12.83487	832,978
01/01/2014 to 12/31/2014	$12.83487	$12.94154	823,214
01/01/2015 to 12/31/2015	$12.94154	$12.77566	832,108
01/01/2016 to 12/31/2016	$12.77566	$13.02015	828,693
01/01/2017 to 12/31/2017	$13.02015	$14.82457	815,314
01/01/2018 to 12/31/2018	$14.82457	$13.36694	662,321
01/01/2019 to 12/31/2019	$13.36694	$15.67952	532,597
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98787	$10.67608	206,860
01/01/2011 to 12/31/2011	$10.67608	$10.38337	308,578
01/01/2012 to 12/31/2012	$10.38337	$11.17746	483,836
01/01/2013 to 12/31/2013	$11.17746	$11.99906	421,762
01/01/2014 to 12/31/2014	$11.99906	$12.20300	344,665
01/01/2015 to 12/31/2015	$12.20300	$11.81989	310,472
01/01/2016 to 12/31/2016	$11.81989	$12.16180	277,768
01/01/2017 to 12/31/2017	$12.16180	$13.34926	302,927
01/01/2018 to 12/31/2018	$13.34926	$12.12640	229,256
01/01/2019 to 12/31/2019	$12.12640	$13.75271	211,526
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96476	$11.46350	54,705
01/01/2011 to 12/31/2011	$11.46350	$11.35182	69,813
01/01/2012 to 12/31/2012	$11.35182	$12.83700	117,064
01/01/2013 to 12/31/2013	$12.83700	$17.41854	122,380
01/01/2014 to 12/31/2014	$17.41854	$18.25228	122,259
01/01/2015 to 12/31/2015	$18.25228	$16.86128	116,588
01/01/2016 to 12/31/2016	$16.86128	$20.49014	101,187
01/01/2017 to 12/31/2017	$20.49014	$22.47166	104,541
01/01/2018 to 12/31/2018	$22.47166	$18.87404	92,934
01/01/2019 to 12/31/2019	$18.87404	$22.62577	54,074

A 20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99814	$9.81989	31,610
01/01/2011 to 12/31/2011	$9.81989	$9.60142	30,753
01/01/2012 to 12/31/2012	$9.60142	$9.38546	43,944
01/01/2013 to 12/31/2013	$9.38546	$9.17441	92,019
01/01/2014 to 12/31/2014	$9.17441	$8.96801	49,416
01/01/2015 to 12/31/2015	$8.96801	$8.76614	81,874
01/01/2016 to 12/31/2016	$8.76614	$8.56955	43,849
01/01/2017 to 12/31/2017	$8.56955	$8.40590	62,066
01/01/2018 to 12/31/2018	$8.40590	$8.32253	58,190
01/01/2019 to 12/31/2019	$8.32253	$8.27278	45,851
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98410	$10.73754	26,448
01/01/2011 to 12/31/2011	$10.73754	$10.82944	39,596
01/01/2012 to 12/31/2012	$10.82944	$12.05412	110,900
01/01/2013 to 12/31/2013	$12.05412	$12.62898	157,679
01/01/2014 to 12/31/2014	$12.62898	$12.66049	156,738
01/01/2015 to 12/31/2015	$12.66049	$11.93454	139,101
01/01/2016 to 12/31/2016	$11.93454	$13.46289	124,595
01/01/2017 to 12/31/2017	$13.46289	$14.14411	108,275
01/01/2018 to 12/31/2018	$14.14411	$13.54958	96,375
01/01/2019 to 12/31/2019	$13.54958	$15.27113	48,628
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99012	$10.59398	36,126
01/01/2011 to 12/31/2011	$10.59398	$9.92264	39,480
01/01/2012 to 12/31/2012	$9.92264	$11.33684	88,644
01/01/2013 to 12/31/2013	$11.33684	$15.49925	155,824
01/01/2014 to 12/31/2014	$15.49925	$17.23326	173,419
01/01/2015 to 12/31/2015	$17.23326	$15.52549	163,500
01/01/2016 to 12/31/2016	$15.52549	$18.19504	150,060
01/01/2017 to 12/31/2017	$18.19504	$21.20063	149,053
01/01/2018 to 12/31/2018	$21.20063	$17.78839	144,576
01/01/2019 to 12/31/2019	$17.78839	$22.52172	79,542
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92896	$11.23065	27,261
01/01/2011 to 12/31/2011	$11.23065	$9.55935	50,441
01/01/2012 to 12/31/2012	$9.55935	$11.24704	84,722
01/01/2013 to 12/31/2013	$11.24704	$13.08908	102,837
01/01/2014 to 12/31/2014	$13.08908	$12.08765	95,166
01/01/2015 to 12/31/2015	$12.08765	$12.18766	67,575
01/01/2016 to 12/31/2016	$12.18766	$11.46390	66,985
01/01/2017 to 12/31/2017	$11.46390	$15.17688	66,827
01/01/2018 to 12/31/2018	$15.17688	$12.85599	64,752
01/01/2019 to 12/31/2019	$12.85599	$16.60209	44,326
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92883	$10.77050	13,189
01/01/2011 to 12/31/2011	$10.77050	$9.20716	28,519
01/01/2012 to 12/31/2012	$9.20716	$10.50060	46,673
01/01/2013 to 12/31/2013	$10.50060	$12.26269	50,566
01/01/2014 to 12/31/2014	$12.26269	$11.18317	53,788
01/01/2015 to 12/31/2015	$11.18317	$11.02087	48,028
01/01/2016 to 12/31/2016	$11.02087	$10.83598	43,857
01/01/2017 to 12/31/2017	$10.83598	$13.00945	51,109
01/01/2018 to 12/31/2018	$13.00945	$10.66329	44,462
01/01/2019 to 12/31/2019	$10.66329	$12.51042	32,631

A 21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00636	$10.57538	0
01/01/2011 to 12/31/2011	$10.57538	$11.62439	2,945,528
01/01/2012 to 12/31/2012	$11.62439	$12.43067	1,265,810
01/01/2013 to 12/31/2013	$12.43067	$11.76425	261,211
01/01/2014 to 12/31/2014	$11.76425	$12.27345	289,797
01/01/2015 to 12/31/2015	$12.27345	$12.13804	1,233,371
01/01/2016 to 12/31/2016	$12.13804	$12.36442	1,393,470
01/01/2017 to 12/31/2017	$12.36442	$12.60814	647,891
01/01/2018 to 12/31/2018	$12.60814	$12.29009	2,572,848
01/01/2019 to 12/31/2019	$12.29009	$13.36268	297,770
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97637	$10.84666	112,239
01/01/2011 to 12/31/2011	$10.84666	$10.54257	183,823
01/01/2012 to 12/31/2012	$10.54257	$11.70470	279,359
01/01/2013 to 12/31/2013	$11.70470	$13.30421	299,317
01/01/2014 to 12/31/2014	$13.30421	$13.83255	262,965
01/01/2015 to 12/31/2015	$13.83255	$13.37965	218,027
01/01/2016 to 12/31/2016	$13.37965	$13.76160	205,360
01/01/2017 to 12/31/2017	$13.76160	$15.73383	197,340
01/01/2018 to 12/31/2018	$15.73383	$14.24420	175,194
01/01/2019 to 12/31/2019	$14.24420	$16.62910	113,227
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92148	$10.53303	32,848
01/01/2011 to 12/31/2011	$10.53303	$9.35412	36,283
01/01/2012 to 12/31/2012	$9.35412	$11.14658	51,404
01/01/2013 to 12/31/2013	$11.14658	$12.56950	69,812
01/01/2014 to 12/31/2014	$12.56950	$11.50468	73,789
01/01/2015 to 12/31/2015	$11.50468	$10.93148	74,611
01/01/2016 to 12/31/2016	$10.93148	$10.89254	76,677
01/01/2017 to 12/31/2017	$10.89254	$13.80349	120,900
01/01/2018 to 12/31/2018	$13.80349	$11.13430	125,829
01/01/2019 to 12/31/2019	$11.13430	$13.84666	53,125
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.56309	229,516
01/01/2011 to 12/31/2011	$10.56309	$10.34989	410,984
01/01/2012 to 12/31/2012	$10.34989	$11.20113	668,760
01/01/2013 to 12/31/2013	$11.20113	$12.15712	624,077
01/01/2014 to 12/31/2014	$12.15712	$12.53118	596,555
01/01/2015 to 12/31/2015	$12.53118	$12.22686	555,165
01/01/2016 to 12/31/2016	$12.22686	$12.41110	513,671
01/01/2017 to 12/31/2017	$12.41110	$13.60576	504,299
01/01/2018 to 12/31/2018	$13.60576	$12.61627	434,918
01/01/2019 to 12/31/2019	$12.61627	$14.13401	302,905
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97098	$10.75142	18,522
01/01/2011 to 12/31/2011	$10.75142	$10.57959	27,785
01/01/2012 to 12/31/2012	$10.57959	$11.91166	64,882
01/01/2013 to 12/31/2013	$11.91166	$15.89294	63,169
01/01/2014 to 12/31/2014	$15.89294	$17.01185	52,583
01/01/2015 to 12/31/2015	$17.01185	$18.39750	36,441
01/01/2016 to 12/31/2016	$18.39750	$17.72116	44,569
01/01/2017 to 12/31/2017	$17.72116	$23.53079	45,633
01/01/2018 to 12/31/2018	$23.53079	$22.62782	39,373
01/01/2019 to 12/31/2019	$22.62782	$29.33008	30,862

A 22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99223	$11.27934	99,315
01/01/2011 to 12/31/2011	$11.27934	$10.92525	143,956
01/01/2012 to 12/31/2012	$10.92525	$11.98895	254,834
01/01/2013 to 12/31/2013	$11.98895	$16.00983	191,297
01/01/2014 to 12/31/2014	$16.00983	$17.30696	254,763
01/01/2015 to 12/31/2015	$17.30696	$18.62150	187,687
01/01/2016 to 12/31/2016	$18.62150	$19.21861	162,345
01/01/2017 to 12/31/2017	$19.21861	$24.98539	135,919
01/01/2018 to 12/31/2018	$24.98539	$23.76368	105,952
01/01/2019 to 12/31/2019	$23.76368	$30.57657	70,875
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98726	$10.86964	37,911
01/01/2011 to 12/31/2011	$10.86964	$10.29257	44,689
01/01/2012 to 12/31/2012	$10.29257	$12.38258	77,508
01/01/2013 to 12/31/2013	$12.38258	$15.44892	104,462
01/01/2014 to 12/31/2014	$15.44892	$15.64955	112,377
01/01/2015 to 12/31/2015	$15.64955	$15.07325	117,600
01/01/2016 to 12/31/2016	$15.07325	$15.78280	123,102
01/01/2017 to 12/31/2017	$15.78280	$19.10683	108,455
01/01/2018 to 12/31/2018	$19.10683	$16.89052	87,625
01/01/2019 to 12/31/2019	$16.89052	$21.45665	54,502
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99813	$10.28099	88,859
01/01/2013 to 12/31/2013	$10.28099	$11.95058	110,161
01/01/2014 to 12/31/2014	$11.95058	$12.28195	86,993
01/01/2015 to 12/31/2015	$12.28195	$11.85649	91,457
01/01/2016 to 12/31/2016	$11.85649	$12.09127	96,871
01/01/2017 to 12/31/2017	$12.09127	$13.76942	70,392
01/01/2018 to 12/31/2018	$13.76942	$12.34419	53,610
01/01/2019 to 12/31/2019	$12.34419	$14.81313	35,308
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.84527	24,498
01/01/2011 to 12/31/2011	$10.84527	$10.53864	28,595
01/01/2012 to 12/31/2012	$10.53864	$12.06112	65,216
01/01/2013 to 12/31/2013	$12.06112	$16.11750	72,003
01/01/2014 to 12/31/2014	$16.11750	$17.12716	90,745
01/01/2015 to 12/31/2015	$17.12716	$17.95206	50,771
01/01/2016 to 12/31/2016	$17.95206	$17.88454	44,110
01/01/2017 to 12/31/2017	$17.88454	$22.85208	42,863
01/01/2018 to 12/31/2018	$22.85208	$22.81527	38,097
01/01/2019 to 12/31/2019	$22.81527	$30.72753	30,184
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99813	$10.17367	0
01/01/2013 to 12/31/2013	$10.17367	$13.37631	2,277
01/01/2014 to 12/31/2014	$13.37631	$14.41134	2,178
01/01/2015 to 12/31/2015	$14.41134	$13.98522	27,839
01/01/2016 to 12/31/2016	$13.98522	$15.50947	38,234
01/01/2017 to 12/31/2017	$15.50947	$17.79054	43,853
01/01/2018 to 12/31/2018	$17.79054	$15.62303	22,355
01/01/2019 to 12/31/2019	$15.62303	$19.75326	12,051

A 23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01945	$11.38858	35,051
01/01/2011 to 12/31/2011	$11.38858	$10.80123	49,124
01/01/2012 to 12/31/2012	$10.80123	$12.62870	95,041
01/01/2013 to 12/31/2013	$12.62870	$16.31849	121,937
01/01/2014 to 12/31/2014	$16.31849	$17.79006	124,673
01/01/2015 to 12/31/2015	$17.79006	$16.40110	209,622
01/01/2016 to 12/31/2016	$16.40110	$16.29660	209,140
01/01/2017 to 12/31/2017	$16.29660	$20.24691	192,042
01/01/2018 to 12/31/2018	$20.24691	$18.92817	162,710
01/01/2019 to 12/31/2019	$18.92817	$24.08171	89,965
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99068	$11.20789	27,165
01/01/2011 to 12/31/2011	$11.20789	$10.68385	60,464
01/01/2012 to 12/31/2012	$10.68385	$12.23183	142,923
01/01/2013 to 12/31/2013	$12.23183	$16.97951	130,326
01/01/2014 to 12/31/2014	$16.97951	$18.96278	123,337
01/01/2015 to 12/31/2015	$18.96278	$17.49121	119,427
01/01/2016 to 12/31/2016	$17.49121	$20.21564	113,767
01/01/2017 to 12/31/2017	$20.21564	$22.48705	105,129
01/01/2018 to 12/31/2018	$22.48705	$18.36415	87,033
01/01/2019 to 12/31/2019	$18.36415	$21.72342	79,163
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93861	$11.64767	37,737
01/01/2011 to 12/31/2011	$11.64767	$9.07776	66,271
01/01/2012 to 12/31/2012	$9.07776	$10.46417	108,527
01/01/2013 to 12/31/2013	$10.46417	$10.25156	148,839
01/01/2014 to 12/31/2014	$10.25156	$9.55151	136,835
01/01/2015 to 12/31/2015	$9.55151	$7.77476	121,998
01/01/2016 to 12/31/2016	$7.77476	$8.53974	81,968
01/01/2017 to 12/31/2017	$8.53974	$10.55016	96,361
01/01/2018 to 12/31/2018	$10.55016	$8.86299	88,968
01/01/2019 to 12/31/2019	$8.86299	$9.82005	62,923
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98910	$10.57195	603,715
01/01/2011 to 12/31/2011	$10.57195	$10.43743	1,188,318
01/01/2012 to 12/31/2012	$10.43743	$11.26066	1,894,782
01/01/2013 to 12/31/2013	$11.26066	$12.02130	1,799,277
01/01/2014 to 12/31/2014	$12.02130	$12.42940	1,775,637
01/01/2015 to 12/31/2015	$12.42940	$12.16714	1,710,064
01/01/2016 to 12/31/2016	$12.16714	$12.55110	1,624,964
01/01/2017 to 12/31/2017	$12.55110	$13.51232	1,599,011
01/01/2018 to 12/31/2018	$13.51232	$12.83153	1,285,099
01/01/2019 to 12/31/2019	$12.83153	$14.39163	976,846
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06003	1,333
01/01/2012 to 12/31/2012	$10.06003	$10.53243	20,633
01/01/2013 to 12/31/2013	$10.53243	$10.05728	27,753
01/01/2014 to 12/31/2014	$10.05728	$10.42685	28,423
01/01/2015 to 12/31/2015	$10.42685	$10.16496	27,964
01/01/2016 to 12/31/2016	$10.16496	$10.35507	42,566
01/01/2017 to 12/31/2017	$10.35507	$10.69676	73,394
01/01/2018 to 12/31/2018	$10.69676	$10.36973	71,533
01/01/2019 to 12/31/2019	$10.36973	$11.12519	64,991

A 24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96312	$11.48131	172,398
01/01/2011 to 12/31/2011	$11.48131	$10.52583	307,423
01/01/2012 to 12/31/2012	$10.52583	$11.61802	517,937
01/01/2013 to 12/31/2013	$11.61802	$13.29017	558,162
01/01/2014 to 12/31/2014	$13.29017	$14.18607	543,166
01/01/2015 to 12/31/2015	$14.18607	$13.78185	957,141
01/01/2016 to 12/31/2016	$13.78185	$14.83243	914,907
01/01/2017 to 12/31/2017	$14.83243	$16.83347	1,605,634
01/01/2018 to 12/31/2018	$16.83347	$15.20287	1,265,509
01/01/2019 to 12/31/2019	$15.20287	$17.71099	875,904
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.86534	8,397
01/01/2011 to 12/31/2011	$10.86534	$10.98844	8,619
01/01/2012 to 12/31/2012	$10.98844	$12.76063	14,906
01/01/2013 to 12/31/2013	$12.76063	$16.51856	26,236
01/01/2014 to 12/31/2014	$16.51856	$18.92632	45,782
01/01/2015 to 12/31/2015	$18.92632	$19.07008	25,356
01/01/2016 to 12/31/2016	$19.07008	$21.40958	25,157
01/01/2017 to 12/31/2017	$21.40958	$25.58620	21,294
01/01/2018 to 12/31/2018	$25.58620	$22.95247	19,858
01/01/2019 to 12/31/2019	$22.95247	$27.92519	11,967
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86337	0
01/01/2012 to 12/31/2012	$8.86337	$9.80351	0
01/01/2013 to 12/31/2013	$9.80351	$11.72940	0
01/01/2014 to 12/31/2014	$11.72940	$12.21082	0
01/01/2015 to 12/31/2015	$12.21082	$11.95408	0
01/01/2016 to 12/31/2016	$11.95408	$12.42449	0
01/01/2017 to 12/31/2017	$12.42449	$14.35506	0
01/01/2018 to 12/31/2018	$14.35506	$13.11439	0
01/01/2019 to 12/31/2019	$13.11439	$15.53766	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97146	$12.12889	23,924
01/01/2011 to 12/31/2011	$12.12889	$10.30168	35,434
01/01/2012 to 12/31/2012	$10.30168	$12.09091	39,832
01/01/2013 to 12/31/2013	$12.09091	$16.64246	46,066
01/01/2014 to 12/31/2014	$16.64246	$17.07169	67,429
01/01/2015 to 12/31/2015	$17.07169	$16.91025	34,032
01/01/2016 to 12/31/2016	$16.91025	$17.80329	28,460
01/01/2017 to 12/31/2017	$17.80329	$22.22304	27,766
01/01/2018 to 12/31/2018	$22.22304	$19.36480	21,076
01/01/2019 to 12/31/2019	$19.36480	$25.83503	13,570
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96051	$12.58784	15,811
01/01/2011 to 12/31/2011	$12.58784	$12.18451	33,429
01/01/2012 to 12/31/2012	$12.18451	$13.36005	68,351
01/01/2013 to 12/31/2013	$13.36005	$17.65301	85,646
01/01/2014 to 12/31/2014	$17.65301	$17.91485	80,936
01/01/2015 to 12/31/2015	$17.91485	$17.64925	82,059
01/01/2016 to 12/31/2016	$17.64925	$19.33651	77,441
01/01/2017 to 12/31/2017	$19.33651	$23.42339	69,625
01/01/2018 to 12/31/2018	$23.42339	$20.96939	61,645
01/01/2019 to 12/31/2019	$20.96939	$26.67158	40,581

A 25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96394	$11.44014	27,866
01/01/2011 to 12/31/2011	$11.44014	$10.51470	37,493
01/01/2012 to 12/31/2012	$10.51470	$12.14423	62,291
01/01/2013 to 12/31/2013	$12.14423	$16.31113	61,649
01/01/2014 to 12/31/2014	$16.31113	$16.78413	77,139
01/01/2015 to 12/31/2015	$16.78413	$15.69941	65,392
01/01/2016 to 12/31/2016	$15.69941	$19.82893	55,213
01/01/2017 to 12/31/2017	$19.82893	$20.80813	50,923
01/01/2018 to 12/31/2018	$20.80813	$16.86460	46,082
01/01/2019 to 12/31/2019	$16.86460	$20.10855	37,444
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99182	$10.66783	464,845
01/01/2011 to 12/31/2011	$10.66783	$10.63514	831,099
01/01/2012 to 12/31/2012	$10.63514	$11.79860	1,444,972
01/01/2013 to 12/31/2013	$11.79860	$13.47467	1,427,761
01/01/2014 to 12/31/2014	$13.47467	$13.94599	1,396,887
01/01/2015 to 12/31/2015	$13.94599	$13.63797	1,711,381
01/01/2016 to 12/31/2016	$13.63797	$14.33758	1,668,341
01/01/2017 to 12/31/2017	$14.33758	$16.17528	1,682,718
01/01/2018 to 12/31/2018	$16.17528	$14.96715	1,399,524
01/01/2019 to 12/31/2019	$14.96715	$17.68000	1,041,098
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97071	$11.11086	51,634
01/01/2011 to 12/31/2011	$11.11086	$10.67717	69,525
01/01/2012 to 12/31/2012	$10.67717	$12.27164	168,748
01/01/2013 to 12/31/2013	$12.27164	$17.27695	224,812
01/01/2014 to 12/31/2014	$17.27695	$18.29754	210,841
01/01/2015 to 12/31/2015	$18.29754	$19.59991	210,443
01/01/2016 to 12/31/2016	$19.59991	$19.67693	195,700
01/01/2017 to 12/31/2017	$19.67693	$26.52306	217,682
01/01/2018 to 12/31/2018	$26.52306	$26.92536	177,240
01/01/2019 to 12/31/2019	$26.92536	$33.74966	106,710
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98574	$10.64323	18,467
01/01/2011 to 12/31/2011	$10.64323	$10.35290	33,753
01/01/2012 to 12/31/2012	$10.35290	$11.47584	81,704
01/01/2013 to 12/31/2013	$11.47584	$15.10229	59,726
01/01/2014 to 12/31/2014	$15.10229	$14.99253	63,887
01/01/2015 to 12/31/2015	$14.99253	$13.76652	58,741
01/01/2016 to 12/31/2016	$13.76652	$14.28222	54,240
01/01/2017 to 12/31/2017	$14.28222	$16.27275	51,706
01/01/2018 to 12/31/2018	$16.27275	$14.36016	53,173
01/01/2019 to 12/31/2019	$14.36016	$17.68247	146,516
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85938	$11.44967	75,034
01/01/2011 to 12/31/2011	$11.44967	$9.52270	96,235
01/01/2012 to 12/31/2012	$9.52270	$9.64469	167,481
01/01/2013 to 12/31/2013	$9.64469	$10.87778	168,269
01/01/2014 to 12/31/2014	$10.87778	$9.74398	163,531
01/01/2015 to 12/31/2015	$9.74398	$7.69080	171,401
01/01/2016 to 12/31/2016	$7.69080	$9.36881	220,648
01/01/2017 to 12/31/2017	$9.36881	$10.10247	135,105
01/01/2018 to 12/31/2018	$10.10247	$8.22944	107,671
01/01/2019 to 12/31/2019	$8.22944	$9.40103	95,489

A 26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97981	$10.28723	40,967
01/01/2011 to 12/31/2011	$10.28723	$10.47091	33,697
01/01/2012 to 12/31/2012	$10.47091	$10.76978	50,876
01/01/2013 to 12/31/2013	$10.76978	$10.13223	46,383
01/01/2014 to 12/31/2014	$10.13223	$9.95939	56,035
01/01/2015 to 12/31/2015	$9.95939	$9.28566	42,063
01/01/2016 to 12/31/2016	$9.28566	$9.47274	34,803
01/01/2017 to 12/31/2017	$9.47274	$9.44915	37,745
01/01/2018 to 12/31/2018	$9.44915	$9.41994	23,502
01/01/2019 to 12/31/2019	$9.41994	$9.35567	12,680
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98839	$11.47450	17,978
01/01/2011 to 12/31/2011	$11.47450	$10.82957	28,586
01/01/2012 to 12/31/2012	$10.82957	$12.53435	55,062
01/01/2013 to 12/31/2013	$12.53435	$16.22411	56,455
01/01/2014 to 12/31/2014	$16.22411	$18.23321	60,253
01/01/2015 to 12/31/2015	$18.23321	$16.64512	41,053
01/01/2016 to 12/31/2016	$16.64512	$18.54868	33,807
01/01/2017 to 12/31/2017	$18.54868	$21.49245	27,006
01/01/2018 to 12/31/2018	$21.49245	$17.53459	24,709
01/01/2019 to 12/31/2019	$17.53459	$20.42152	22,308
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.80105	66,399
01/01/2012 to 12/31/2012	$8.80105	$9.54971	211,318
01/01/2013 to 12/31/2013	$9.54971	$11.24875	259,809
01/01/2014 to 12/31/2014	$11.24875	$11.60084	250,407
01/01/2015 to 12/31/2015	$11.60084	$11.26805	227,648
01/01/2016 to 12/31/2016	$11.26805	$11.73379	175,544
01/01/2017 to 12/31/2017	$11.73379	$13.02978	160,921
01/01/2018 to 12/31/2018	$13.02978	$12.09857	172,118
01/01/2019 to 12/31/2019	$12.09857	$14.25726	155,071
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99813	$10.37613	107,789
01/01/2011 to 12/31/2011	$10.37613	$10.75413	157,206
01/01/2012 to 12/31/2012	$10.75413	$11.33725	248,731
01/01/2013 to 12/31/2013	$11.33725	$10.91667	305,145
01/01/2014 to 12/31/2014	$10.91667	$11.43911	372,384
01/01/2015 to 12/31/2015	$11.43911	$11.31994	389,644
01/01/2016 to 12/31/2016	$11.31994	$11.63568	318,909
01/01/2017 to 12/31/2017	$11.63568	$12.09208	356,172
01/01/2018 to 12/31/2018	$12.09208	$11.55088	494,485
01/01/2019 to 12/31/2019	$11.55088	$12.67988	367,451
*Denotes the start date of these sub-accounts

A 27

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$12.82032	$13.49093	11,560
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$16.49106	$17.95958	16,376
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$13.71985	$14.76547	7,763
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$15.68912	$16.86994	84,136
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.08132	$12.83089	0
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.21757	$9.33871	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$10.65027	$11.16573	10,055
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$11.15722	$11.03528	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$11.61930	$11.70445	194,309
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$12.17298	$12.42299	147,318
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$11.37353	$11.68680	71,001
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$9.73168	$10.05275	0
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.49381	$9.91592	2,454
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$10.94004	$11.49770	7,688
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.66519	$10.25497	188,397
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.65150	$10.28687	61,134
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.69739	$10.41618	0
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.76951	$10.54623	18,273
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.28937	$11.17699	26,565
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.09076	$18.52511	53,784
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.48227	$18.75730	1,336
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$16.40736	$17.81396	619
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$20.50814	$23.08904	353
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.39173	$15.60078	20,265
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$12.87059	$13.68427	16,718

A 28

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.30833	$22.51253	33
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.27771	$8.23164	1,182
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.34748	$15.19472	166
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.69920	$22.40912	522
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$14.60446	$16.51934	95
AST International Value Portfolio
03/18/2019 to 12/31/2019	$11.66177	$12.44721	646
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.35552	$16.54611	1,370
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.36226	$13.77757	168
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.27660	$14.06328	9,621
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.11409	$29.18324	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.05828	$30.42379	272
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.16658	$21.34931	1,063
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.38054	$14.75490	38
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$26.33408	$30.57336	20
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$17.53786	$19.67854	0
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$21.82761	$23.96116	652
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.90544	$21.61499	106
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.54786	$9.77091	2,023
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.49496	$14.31985	10,549
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.50024	$11.07870	316
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$16.50508	$17.62276	61,213
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$25.51932	$27.78584	827
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.29826	$15.46895	0
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$23.39405	$25.70620	672
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$25.28788	$26.53836	443
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.14796	$20.00821	588
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.18485	$17.59130	58,102
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$30.56429	$33.58092	522

A 29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$15.96335	$17.59375	4,022
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.19740	$9.35411	326
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$9.67287	$9.30901	259
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.59864	$20.31979	0
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.09609	$14.19415	614
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$11.79947	$12.61685	4,148
*Denotes the start date of these sub-accounts

A 30

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.45%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96726	$10.75031	27,906
01/01/2011 to 12/31/2011	$10.75031	$10.20853	29,427
01/01/2012 to 12/31/2012	$10.20853	$11.20949	15,196
01/01/2013 to 12/31/2013	$11.20949	$12.02555	8,041
01/01/2014 to 12/31/2014	$12.02555	$12.17890	10,603
01/01/2015 to 12/31/2015	$12.17890	$11.49803	7,190
01/01/2016 to 12/31/2016	$11.49803	$11.92772	4,657
01/01/2017 to 12/31/2017	$11.92772	$13.10066	5,157
01/01/2018 to 12/31/2018	$13.10066	$11.73840	3,270
01/01/2019 to 12/31/2019	$11.73840	$13.28930	1,672
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97794	$10.85567	65,524
01/01/2011 to 12/31/2011	$10.85567	$10.60206	34,618
01/01/2012 to 12/31/2012	$10.60206	$11.75349	31,416
01/01/2013 to 12/31/2013	$11.75349	$13.36402	13,452
01/01/2014 to 12/31/2014	$13.36402	$13.83287	22,534
01/01/2015 to 12/31/2015	$13.83287	$13.60228	15,449
01/01/2016 to 12/31/2016	$13.60228	$14.21286	9,139
01/01/2017 to 12/31/2017	$14.21286	$16.21263	14,357
01/01/2018 to 12/31/2018	$16.21263	$14.88231	7,353
01/01/2019 to 12/31/2019	$14.88231	$17.69133	1,885
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98702	$10.74242	37,955
01/01/2011 to 12/31/2011	$10.74242	$10.28929	21,274
01/01/2012 to 12/31/2012	$10.28929	$11.06887	16,189
01/01/2013 to 12/31/2013	$11.06887	$12.14092	6,241
01/01/2014 to 12/31/2014	$12.14092	$12.45207	10,139
01/01/2015 to 12/31/2015	$12.45207	$12.12681	8,025
01/01/2016 to 12/31/2016	$12.12681	$12.40004	4,171
01/01/2017 to 12/31/2017	$12.40004	$14.06069	6,055
01/01/2018 to 12/31/2018	$14.06069	$12.63050	2,817
01/01/2019 to 12/31/2019	$12.63050	$14.54479	2,205
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98821	$10.70881	137,693
01/01/2011 to 12/31/2011	$10.70881	$10.31990	77,117
01/01/2012 to 12/31/2012	$10.31990	$11.32248	67,813
01/01/2013 to 12/31/2013	$11.32248	$12.99434	29,545
01/01/2014 to 12/31/2014	$12.99434	$13.50263	55,233
01/01/2015 to 12/31/2015	$13.50263	$13.23437	37,046
01/01/2016 to 12/31/2016	$13.23437	$13.72389	22,620
01/01/2017 to 12/31/2017	$13.72389	$15.38431	38,646
01/01/2018 to 12/31/2018	$15.38431	$14.26487	18,090
01/01/2019 to 12/31/2019	$14.26487	$16.61742	4,475

A 31

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99796	$9.11678	0
01/01/2012 to 12/31/2012	$9.11678	$9.95090	75
01/01/2013 to 12/31/2013	$9.95090	$10.76063	42
01/01/2014 to 12/31/2014	$10.76063	$11.01087	0
01/01/2015 to 12/31/2015	$11.01087	$10.41889	0
01/01/2016 to 12/31/2016	$10.41889	$10.87175	0
01/01/2017 to 12/31/2017	$10.87175	$11.94375	0
01/01/2018 to 12/31/2018	$11.94375	$11.03452	0
01/01/2019 to 12/31/2019	$11.03452	$12.66097	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00739	$10.04039	1,526
01/01/2011 to 12/31/2011	$10.04039	$10.01505	735
01/01/2012 to 12/31/2012	$10.01505	$10.22803	281
01/01/2013 to 12/31/2013	$10.22803	$9.76064	112
01/01/2014 to 12/31/2014	$9.76064	$9.51233	378
01/01/2015 to 12/31/2015	$9.51233	$9.32415	2,205
01/01/2016 to 12/31/2016	$9.32415	$9.24531	2,348
01/01/2017 to 12/31/2017	$9.24531	$9.17300	0
01/01/2018 to 12/31/2018	$9.17300	$9.01378	0
01/01/2019 to 12/31/2019	$9.01378	$9.19938	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00631	$10.31195	58,760
01/01/2011 to 12/31/2011	$10.31195	$10.37954	31,629
01/01/2012 to 12/31/2012	$10.37954	$11.06872	30,247
01/01/2013 to 12/31/2013	$11.06872	$10.59913	18,550
01/01/2014 to 12/31/2014	$10.59913	$10.77703	30,294
01/01/2015 to 12/31/2015	$10.77703	$10.29127	21,192
01/01/2016 to 12/31/2016	$10.29127	$10.46427	13,123
01/01/2017 to 12/31/2017	$10.46427	$10.65381	22,152
01/01/2018 to 12/31/2018	$10.65381	$10.32281	11,687
01/01/2019 to 12/31/2019	$10.32281	$10.99889	2,800
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99796	$10.58852	0
01/01/2011 to 12/31/2011	$10.58852	$11.97953	0
01/01/2012 to 12/31/2012	$11.97953	$12.37024	4,796
01/01/2013 to 12/31/2013	$12.37024	$11.48409	1,005
01/01/2014 to 12/31/2014	$11.48409	$11.68045	0
01/01/2015 to 12/31/2015	$11.68045	$11.51634	0
01/01/2016 to 12/31/2016	$11.51634	$11.39736	0
01/01/2017 to 12/31/2017	$11.39736	$11.20350	0
01/01/2018 to 12/31/2018	$11.20350	$10.98919	232,448
01/01/2019 to 12/31/2019	$10.98919	$10.86968	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00878	$10.61916	0
01/01/2011 to 12/31/2011	$10.61916	$12.29423	0
01/01/2012 to 12/31/2012	$12.29423	$12.75042	9,027
01/01/2013 to 12/31/2013	$12.75042	$11.62755	31,601
01/01/2014 to 12/31/2014	$11.62755	$12.04130	15,064
01/01/2015 to 12/31/2015	$12.04130	$11.92562	16,951
01/01/2016 to 12/31/2016	$11.92562	$11.86174	16,746
01/01/2017 to 12/31/2017	$11.86174	$11.67424	10,253
01/01/2018 to 12/31/2018	$11.67424	$11.41982	11,884
01/01/2019 to 12/31/2019	$11.41982	$11.52995	48,031

A 32

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00772	$10.72043	0
01/01/2011 to 12/31/2011	$10.72043	$12.58139	526,171
01/01/2012 to 12/31/2012	$12.58139	$13.10650	450,127
01/01/2013 to 12/31/2013	$13.10650	$11.89035	131,111
01/01/2014 to 12/31/2014	$11.89035	$12.48997	130,654
01/01/2015 to 12/31/2015	$12.48997	$12.40123	154,098
01/01/2016 to 12/31/2016	$12.40123	$12.34409	94,492
01/01/2017 to 12/31/2017	$12.34409	$12.23276	83,668
01/01/2018 to 12/31/2018	$12.23276	$11.93941	101,074
01/01/2019 to 12/31/2019	$11.93941	$12.23728	3,167
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99796	$11.94123	99,298
01/01/2012 to 12/31/2012	$11.94123	$12.32942	156,365
01/01/2013 to 12/31/2013	$12.32942	$10.85512	119,608
01/01/2014 to 12/31/2014	$10.85512	$11.68722	108,970
01/01/2015 to 12/31/2015	$11.68722	$11.63989	146,511
01/01/2016 to 12/31/2016	$11.63989	$11.56285	142,079
01/01/2017 to 12/31/2017	$11.56285	$11.45727	127,885
01/01/2018 to 12/31/2018	$11.45727	$11.15865	146,427
01/01/2019 to 12/31/2019	$11.15865	$11.52660	66,351
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99729	$10.33005	16,609
01/01/2013 to 12/31/2013	$10.33005	$9.04911	494,491
01/01/2014 to 12/31/2014	$9.04911	$9.94137	241,603
01/01/2015 to 12/31/2015	$9.94137	$9.96039	4,219
01/01/2016 to 12/31/2016	$9.96039	$9.90260	9,430
01/01/2017 to 12/31/2017	$9.90260	$9.82436	593
01/01/2018 to 12/31/2018	$9.82436	$9.55715	2,766
01/01/2019 to 12/31/2019	$9.55715	$9.92984	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99864	$8.69147	43,099
01/01/2014 to 12/31/2014	$8.69147	$9.71567	90,124
01/01/2015 to 12/31/2015	$9.71567	$9.74683	9,930
01/01/2016 to 12/31/2016	$9.74683	$9.68987	0
01/01/2017 to 12/31/2017	$9.68987	$9.61216	47,960
01/01/2018 to 12/31/2018	$9.61216	$9.31515	37,370
01/01/2019 to 12/31/2019	$9.31515	$9.80996	969
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99864	$11.22813	37,154
01/01/2015 to 12/31/2015	$11.22813	$11.17187	457,366
01/01/2016 to 12/31/2016	$11.17187	$11.16802	6,139
01/01/2017 to 12/31/2017	$11.16802	$11.09442	1,212
01/01/2018 to 12/31/2018	$11.09442	$10.74172	49,784
01/01/2019 to 12/31/2019	$10.74172	$11.39199	21,153
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99864	$9.87207	33,480
01/01/2016 to 12/31/2016	$9.87207	$9.83071	380,971
01/01/2017 to 12/31/2017	$9.83071	$9.82266	283,618
01/01/2018 to 12/31/2018	$9.82266	$9.48108	346,450
01/01/2019 to 12/31/2019	$9.48108	$10.17636	1,088
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99729	$9.81421	330,955
01/01/2017 to 12/31/2017	$9.81421	$9.83141	212,893
01/01/2018 to 12/31/2018	$9.83141	$9.46851	249,459
01/01/2019 to 12/31/2019	$9.46851	$10.22359	13,494

A 33

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99728	$9.97034	4,647
01/01/2018 to 12/31/2018	$9.97034	$9.52499	69,895
01/01/2019 to 12/31/2019	$9.52499	$10.36848	1,896
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99728	$9.59768	2,461
01/01/2019 to 12/31/2019	$9.59768	$10.51388	12,719
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99864	$11.15983	7,207
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97713	$10.78911	89,627
01/01/2011 to 12/31/2011	$10.78911	$10.26974	51,051
01/01/2012 to 12/31/2012	$10.26974	$11.39253	41,208
01/01/2013 to 12/31/2013	$11.39253	$13.63408	38,873
01/01/2014 to 12/31/2014	$13.63408	$14.23039	40,889
01/01/2015 to 12/31/2015	$14.23039	$13.95576	34,095
01/01/2016 to 12/31/2016	$13.95576	$14.54546	27,859
01/01/2017 to 12/31/2017	$14.54546	$16.72864	25,863
01/01/2018 to 12/31/2018	$16.72864	$15.30194	16,572
01/01/2019 to 12/31/2019	$15.30194	$18.24800	3,914
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99796	$11.58193	658
01/01/2014 to 12/31/2014	$11.58193	$12.83593	1,152
01/01/2015 to 12/31/2015	$12.83593	$12.07417	866
01/01/2016 to 12/31/2016	$12.07417	$13.53352	11,931
01/01/2017 to 12/31/2017	$13.53352	$15.63273	11,636
01/01/2018 to 12/31/2018	$15.63273	$14.52108	5,458
01/01/2019 to 12/31/2019	$14.52108	$18.56095	2,411
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96963	$11.49847	10,157
01/01/2011 to 12/31/2011	$11.49847	$10.65192	4,156
01/01/2012 to 12/31/2012	$10.65192	$13.17581	3,569
01/01/2013 to 12/31/2013	$13.17581	$13.41175	1,374
01/01/2014 to 12/31/2014	$13.41175	$14.90483	2,427
01/01/2015 to 12/31/2015	$14.90483	$14.52657	1,549
01/01/2016 to 12/31/2016	$14.52657	$14.29846	922
01/01/2017 to 12/31/2017	$14.29846	$15.46761	1,665
01/01/2018 to 12/31/2018	$15.46761	$14.37593	812
01/01/2019 to 12/31/2019	$14.37593	$17.54745	9
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95935	$11.73793	19,990
01/01/2011 to 12/31/2011	$11.73793	$12.20547	7,312
01/01/2012 to 12/31/2012	$12.20547	$13.73334	6,496
01/01/2013 to 12/31/2013	$13.73334	$13.81662	2,569
01/01/2014 to 12/31/2014	$13.81662	$17.64499	3,883
01/01/2015 to 12/31/2015	$17.64499	$18.04655	10,556
01/01/2016 to 12/31/2016	$18.04655	$18.45338	7,314
01/01/2017 to 12/31/2017	$18.45338	$19.12691	8,679
01/01/2018 to 12/31/2018	$19.12691	$17.76857	4,179
01/01/2019 to 12/31/2019	$17.76857	$22.74434	1,291

A 34

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97544	$10.97022	61,275
01/01/2011 to 12/31/2011	$10.97022	$10.54089	30,586
01/01/2012 to 12/31/2012	$10.54089	$11.37581	23,612
01/01/2013 to 12/31/2013	$11.37581	$12.73519	8,494
01/01/2014 to 12/31/2014	$12.73519	$12.81461	15,973
01/01/2015 to 12/31/2015	$12.81461	$12.62449	12,397
01/01/2016 to 12/31/2016	$12.62449	$12.83984	7,413
01/01/2017 to 12/31/2017	$12.83984	$14.58949	8,548
01/01/2018 to 12/31/2018	$14.58949	$13.12791	4,071
01/01/2019 to 12/31/2019	$13.12791	$15.36772	2,016
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98771	$10.65857	7,535
01/01/2011 to 12/31/2011	$10.65857	$10.34518	9,319
01/01/2012 to 12/31/2012	$10.34518	$11.11353	3,968
01/01/2013 to 12/31/2013	$11.11353	$11.90604	3,594
01/01/2014 to 12/31/2014	$11.90604	$12.08366	3,459
01/01/2015 to 12/31/2015	$12.08366	$11.68036	5,177
01/01/2016 to 12/31/2016	$11.68036	$11.99377	3,123
01/01/2017 to 12/31/2017	$11.99377	$13.13801	2,386
01/01/2018 to 12/31/2018	$13.13801	$11.90987	1,447
01/01/2019 to 12/31/2019	$11.90987	$13.47957	722
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96459	$11.44456	21,284
01/01/2011 to 12/31/2011	$11.44456	$11.30993	9,171
01/01/2012 to 12/31/2012	$11.30993	$12.76351	7,539
01/01/2013 to 12/31/2013	$12.76351	$17.28357	4,812
01/01/2014 to 12/31/2014	$17.28357	$18.07377	8,059
01/01/2015 to 12/31/2015	$18.07377	$16.66225	3,716
01/01/2016 to 12/31/2016	$16.66225	$20.20706	2,443
01/01/2017 to 12/31/2017	$20.20706	$22.11604	5,056
01/01/2018 to 12/31/2018	$22.11604	$18.53699	2,826
01/01/2019 to 12/31/2019	$18.53699	$22.17616	118
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99797	$9.80382	2,765
01/01/2011 to 12/31/2011	$9.80382	$9.56603	854
01/01/2012 to 12/31/2012	$9.56603	$9.33180	615
01/01/2013 to 12/31/2013	$9.33180	$9.10326	354
01/01/2014 to 12/31/2014	$9.10326	$8.88014	168
01/01/2015 to 12/31/2015	$8.88014	$8.66263	169
01/01/2016 to 12/31/2016	$8.66263	$8.45098	175
01/01/2017 to 12/31/2017	$8.45098	$8.27271	912
01/01/2018 to 12/31/2018	$8.27271	$8.17381	907
01/01/2019 to 12/31/2019	$8.17381	$8.10841	735
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98394	$10.71987	1,823
01/01/2011 to 12/31/2011	$10.71987	$10.78949	1,148
01/01/2012 to 12/31/2012	$10.78949	$11.98506	1,481
01/01/2013 to 12/31/2013	$11.98506	$12.53095	979
01/01/2014 to 12/31/2014	$12.53095	$12.53665	1,026
01/01/2015 to 12/31/2015	$12.53665	$11.79366	674
01/01/2016 to 12/31/2016	$11.79366	$13.27686	357
01/01/2017 to 12/31/2017	$13.27686	$13.92023	1,269
01/01/2018 to 12/31/2018	$13.92023	$13.30767	757
01/01/2019 to 12/31/2019	$13.30767	$14.96785	405

A 35

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98995	$10.57650	1,279
01/01/2011 to 12/31/2011	$10.57650	$9.88604	1,925
01/01/2012 to 12/31/2012	$9.88604	$11.27190	1,631
01/01/2013 to 12/31/2013	$11.27190	$15.37897	28,194
01/01/2014 to 12/31/2014	$15.37897	$17.06442	24,765
01/01/2015 to 12/31/2015	$17.06442	$15.34183	939
01/01/2016 to 12/31/2016	$15.34183	$17.94319	523
01/01/2017 to 12/31/2017	$17.94319	$20.86445	695
01/01/2018 to 12/31/2018	$20.86445	$17.47028	5,962
01/01/2019 to 12/31/2019	$17.47028	$22.07373	3,022
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92879	$11.21224	39,954
01/01/2011 to 12/31/2011	$11.21224	$9.52422	20,537
01/01/2012 to 12/31/2012	$9.52422	$11.18271	16,147
01/01/2013 to 12/31/2013	$11.18271	$12.98759	34,994
01/01/2014 to 12/31/2014	$12.98759	$11.96938	35,808
01/01/2015 to 12/31/2015	$11.96938	$12.04366	2,356
01/01/2016 to 12/31/2016	$12.04366	$11.30530	2,231
01/01/2017 to 12/31/2017	$11.30530	$14.93641	3,428
01/01/2018 to 12/31/2018	$14.93641	$12.62620	1,926
01/01/2019 to 12/31/2019	$12.62620	$16.27200	1,615
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92866	$10.75268	12,230
01/01/2011 to 12/31/2011	$10.75268	$9.17316	6,364
01/01/2012 to 12/31/2012	$9.17316	$10.44038	5,656
01/01/2013 to 12/31/2013	$10.44038	$12.16729	2,596
01/01/2014 to 12/31/2014	$12.16729	$11.07349	3,738
01/01/2015 to 12/31/2015	$11.07349	$10.89035	2,545
01/01/2016 to 12/31/2016	$10.89035	$10.68584	1,588
01/01/2017 to 12/31/2017	$10.68584	$12.80298	2,671
01/01/2018 to 12/31/2018	$12.80298	$10.47239	1,436
01/01/2019 to 12/31/2019	$10.47239	$12.26135	644
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97620	$10.82869	12,853
01/01/2011 to 12/31/2011	$10.82869	$10.50361	7,740
01/01/2012 to 12/31/2012	$10.50361	$11.63772	6,297
01/01/2013 to 12/31/2013	$11.63772	$13.20113	4,402
01/01/2014 to 12/31/2014	$13.20113	$13.69735	5,078
01/01/2015 to 12/31/2015	$13.69735	$13.22187	3,002
01/01/2016 to 12/31/2016	$13.22187	$13.57172	1,722
01/01/2017 to 12/31/2017	$13.57172	$15.48512	2,240
01/01/2018 to 12/31/2018	$15.48512	$13.99022	1,321
01/01/2019 to 12/31/2019	$13.99022	$16.29916	202
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92131	$10.51577	2,849
01/01/2011 to 12/31/2011	$10.51577	$9.31972	2,155
01/01/2012 to 12/31/2012	$9.31972	$11.08286	536
01/01/2013 to 12/31/2013	$11.08286	$12.47210	113
01/01/2014 to 12/31/2014	$12.47210	$11.39201	187
01/01/2015 to 12/31/2015	$11.39201	$10.80224	1,090
01/01/2016 to 12/31/2016	$10.80224	$10.74176	620
01/01/2017 to 12/31/2017	$10.74176	$13.58465	1,510
01/01/2018 to 12/31/2018	$13.58465	$10.93524	952
01/01/2019 to 12/31/2019	$10.93524	$13.57140	182

A 36

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.54573	7,643
01/01/2011 to 12/31/2011	$10.54573	$10.31175	11,385
01/01/2012 to 12/31/2012	$10.31175	$11.13698	7,729
01/01/2013 to 12/31/2013	$11.13698	$12.06278	3,036
01/01/2014 to 12/31/2014	$12.06278	$12.40833	4,020
01/01/2015 to 12/31/2015	$12.40833	$12.08220	2,486
01/01/2016 to 12/31/2016	$12.08220	$12.23929	2,002
01/01/2017 to 12/31/2017	$12.23929	$13.39000	2,309
01/01/2018 to 12/31/2018	$13.39000	$12.39071	1,463
01/01/2019 to 12/31/2019	$12.39071	$13.85300	982
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97081	$10.73371	741
01/01/2011 to 12/31/2011	$10.73371	$10.54054	372
01/01/2012 to 12/31/2012	$10.54054	$11.84341	353
01/01/2013 to 12/31/2013	$11.84341	$15.76964	141
01/01/2014 to 12/31/2014	$15.76964	$16.84537	255
01/01/2015 to 12/31/2015	$16.84537	$18.18017	743
01/01/2016 to 12/31/2016	$18.18017	$17.47608	411
01/01/2017 to 12/31/2017	$17.47608	$23.15800	695
01/01/2018 to 12/31/2018	$23.15800	$22.22349	327
01/01/2019 to 12/31/2019	$22.22349	$28.74708	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99207	$11.26074	52,790
01/01/2011 to 12/31/2011	$11.26074	$10.88492	25,299
01/01/2012 to 12/31/2012	$10.88492	$11.92027	25,635
01/01/2013 to 12/31/2013	$11.92027	$15.88576	3,197
01/01/2014 to 12/31/2014	$15.88576	$17.13764	7,597
01/01/2015 to 12/31/2015	$17.13764	$18.40155	4,544
01/01/2016 to 12/31/2016	$18.40155	$18.95278	2,777
01/01/2017 to 12/31/2017	$18.95278	$24.58958	4,596
01/01/2018 to 12/31/2018	$24.58958	$23.33908	2,295
01/01/2019 to 12/31/2019	$23.33908	$29.96882	69
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98709	$10.85175	1,191
01/01/2011 to 12/31/2011	$10.85175	$10.25460	732
01/01/2012 to 12/31/2012	$10.25460	$12.31152	671
01/01/2013 to 12/31/2013	$12.31152	$15.32895	67
01/01/2014 to 12/31/2014	$15.32895	$15.49628	77
01/01/2015 to 12/31/2015	$15.49628	$14.89513	18,846
01/01/2016 to 12/31/2016	$14.89513	$15.56455	13,584
01/01/2017 to 12/31/2017	$15.56455	$18.80426	18,402
01/01/2018 to 12/31/2018	$18.80426	$16.58885	9,191
01/01/2019 to 12/31/2019	$16.58885	$21.03034	4,262
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99797	$10.26668	2,526
01/01/2013 to 12/31/2013	$10.26668	$11.90955	2,148
01/01/2014 to 12/31/2014	$11.90955	$12.21473	2,569
01/01/2015 to 12/31/2015	$12.21473	$11.76755	2,111
01/01/2016 to 12/31/2016	$11.76755	$11.97612	1,604
01/01/2017 to 12/31/2017	$11.97612	$13.61042	2,373
01/01/2018 to 12/31/2018	$13.61042	$12.17660	1,245
01/01/2019 to 12/31/2019	$12.17660	$14.58217	0

A 37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.82739	227
01/01/2011 to 12/31/2011	$10.82739	$10.49984	1,223
01/01/2012 to 12/31/2012	$10.49984	$11.99213	15,641
01/01/2013 to 12/31/2013	$11.99213	$15.99255	21,392
01/01/2014 to 12/31/2014	$15.99255	$16.95954	18,909
01/01/2015 to 12/31/2015	$16.95954	$17.74002	651
01/01/2016 to 12/31/2016	$17.74002	$17.63717	484
01/01/2017 to 12/31/2017	$17.63717	$22.49002	912
01/01/2018 to 12/31/2018	$22.49002	$22.40759	387
01/01/2019 to 12/31/2019	$22.40759	$30.11674	259
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99797	$10.16591	0
01/01/2013 to 12/31/2013	$10.16591	$13.33883	0
01/01/2014 to 12/31/2014	$13.33883	$14.34158	0
01/01/2015 to 12/31/2015	$14.34158	$13.88901	30,999
01/01/2016 to 12/31/2016	$13.88901	$15.37133	17,640
01/01/2017 to 12/31/2017	$15.37133	$17.59610	14,284
01/01/2018 to 12/31/2018	$17.59610	$15.42047	565
01/01/2019 to 12/31/2019	$15.42047	$19.45734	84
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01928	$11.36976	13,470
01/01/2011 to 12/31/2011	$11.36976	$10.76129	5,479
01/01/2012 to 12/31/2012	$10.76129	$12.55624	5,009
01/01/2013 to 12/31/2013	$12.55624	$16.19167	16,846
01/01/2014 to 12/31/2014	$16.19167	$17.61574	16,929
01/01/2015 to 12/31/2015	$17.61574	$16.20705	20,798
01/01/2016 to 12/31/2016	$16.20705	$16.07090	15,067
01/01/2017 to 12/31/2017	$16.07090	$19.92575	15,273
01/01/2018 to 12/31/2018	$19.92575	$18.58961	7,414
01/01/2019 to 12/31/2019	$18.58961	$23.60265	2,590
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99052	$11.18938	2,412
01/01/2011 to 12/31/2011	$11.18938	$10.64447	1,111
01/01/2012 to 12/31/2012	$10.64447	$12.16168	1,156
01/01/2013 to 12/31/2013	$12.16168	$16.84763	454
01/01/2014 to 12/31/2014	$16.84763	$18.77699	348
01/01/2015 to 12/31/2015	$18.77699	$17.28431	314
01/01/2016 to 12/31/2016	$17.28431	$19.93589	285
01/01/2017 to 12/31/2017	$19.93589	$22.13065	446
01/01/2018 to 12/31/2018	$22.13065	$18.03592	327
01/01/2019 to 12/31/2019	$18.03592	$21.29151	69
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93844	$11.62845	10,883
01/01/2011 to 12/31/2011	$11.62845	$9.04437	5,505
01/01/2012 to 12/31/2012	$9.04437	$10.40420	5,547
01/01/2013 to 12/31/2013	$10.40420	$10.17201	3,292
01/01/2014 to 12/31/2014	$10.17201	$9.45806	4,558
01/01/2015 to 12/31/2015	$9.45806	$7.68289	3,776
01/01/2016 to 12/31/2016	$7.68289	$8.42163	2,042
01/01/2017 to 12/31/2017	$8.42163	$10.38308	3,247
01/01/2018 to 12/31/2018	$10.38308	$8.70465	1,859
01/01/2019 to 12/31/2019	$8.70465	$9.62485	128

A 38

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98893	$10.55451	104,809
01/01/2011 to 12/31/2011	$10.55451	$10.39894	74,077
01/01/2012 to 12/31/2012	$10.39894	$11.19608	60,513
01/01/2013 to 12/31/2013	$11.19608	$11.92788	18,687
01/01/2014 to 12/31/2014	$11.92788	$12.30764	25,663
01/01/2015 to 12/31/2015	$12.30764	$12.02328	17,500
01/01/2016 to 12/31/2016	$12.02328	$12.37743	14,771
01/01/2017 to 12/31/2017	$12.37743	$13.29818	22,188
01/01/2018 to 12/31/2018	$13.29818	$12.60219	12,160
01/01/2019 to 12/31/2019	$12.60219	$14.10543	803
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01788	$10.05643	0
01/01/2012 to 12/31/2012	$10.05643	$10.50712	0
01/01/2013 to 12/31/2013	$10.50712	$10.01269	0
01/01/2014 to 12/31/2014	$10.01269	$10.35944	73
01/01/2015 to 12/31/2015	$10.35944	$10.07855	647
01/01/2016 to 12/31/2016	$10.07855	$10.24604	305
01/01/2017 to 12/31/2017	$10.24604	$10.56250	914
01/01/2018 to 12/31/2018	$10.56250	$10.21860	777
01/01/2019 to 12/31/2019	$10.21860	$10.94066	66
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96296	$11.46234	64,853
01/01/2011 to 12/31/2011	$11.46234	$10.48701	32,403
01/01/2012 to 12/31/2012	$10.48701	$11.55136	27,188
01/01/2013 to 12/31/2013	$11.55136	$13.18697	10,350
01/01/2014 to 12/31/2014	$13.18697	$14.04719	17,161
01/01/2015 to 12/31/2015	$14.04719	$13.61907	27,151
01/01/2016 to 12/31/2016	$13.61907	$14.62732	17,034
01/01/2017 to 12/31/2017	$14.62732	$16.56694	40,372
01/01/2018 to 12/31/2018	$16.56694	$14.93130	22,266
01/01/2019 to 12/31/2019	$14.93130	$17.35892	3,095
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.84746	12,428
01/01/2011 to 12/31/2011	$10.84746	$10.94802	4,442
01/01/2012 to 12/31/2012	$10.94802	$12.68749	3,934
01/01/2013 to 12/31/2013	$12.68749	$16.39033	1,387
01/01/2014 to 12/31/2014	$16.39033	$18.74107	2,381
01/01/2015 to 12/31/2015	$18.74107	$18.84482	1,547
01/01/2016 to 12/31/2016	$18.84482	$21.11353	1,059
01/01/2017 to 12/31/2017	$21.11353	$25.18093	1,597
01/01/2018 to 12/31/2018	$25.18093	$22.54238	787
01/01/2019 to 12/31/2019	$22.54238	$27.37015	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99796	$8.85121	0
01/01/2012 to 12/31/2012	$8.85121	$9.77011	0
01/01/2013 to 12/31/2013	$9.77011	$11.66555	0
01/01/2014 to 12/31/2014	$11.66555	$12.11951	0
01/01/2015 to 12/31/2015	$12.11951	$11.84042	0
01/01/2016 to 12/31/2016	$11.84042	$12.28129	0
01/01/2017 to 12/31/2017	$12.28129	$14.16066	0
01/01/2018 to 12/31/2018	$14.16066	$12.91015	0
01/01/2019 to 12/31/2019	$12.91015	$15.26440	0

A 39

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97129	$12.10887	37,799
01/01/2011 to 12/31/2011	$12.10887	$10.26372	19,430
01/01/2012 to 12/31/2012	$10.26372	$12.02157	15,063
01/01/2013 to 12/31/2013	$12.02157	$16.51317	15,604
01/01/2014 to 12/31/2014	$16.51317	$16.90455	15,014
01/01/2015 to 12/31/2015	$16.90455	$16.71051	1,785
01/01/2016 to 12/31/2016	$16.71051	$17.55716	1,139
01/01/2017 to 12/31/2017	$17.55716	$21.87116	1,673
01/01/2018 to 12/31/2018	$21.87116	$19.01897	860
01/01/2019 to 12/31/2019	$19.01897	$25.32172	77
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96034	$12.56702	5,499
01/01/2011 to 12/31/2011	$12.56702	$12.13960	4,510
01/01/2012 to 12/31/2012	$12.13960	$13.28352	12,162
01/01/2013 to 12/31/2013	$13.28352	$17.51609	13,759
01/01/2014 to 12/31/2014	$17.51609	$17.73947	14,611
01/01/2015 to 12/31/2015	$17.73947	$17.44072	17,568
01/01/2016 to 12/31/2016	$17.44072	$19.06913	12,087
01/01/2017 to 12/31/2017	$19.06913	$23.05233	9,425
01/01/2018 to 12/31/2018	$23.05233	$20.59461	4,469
01/01/2019 to 12/31/2019	$20.59461	$26.14127	2,087
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96377	$11.42118	36,089
01/01/2011 to 12/31/2011	$11.42118	$10.47587	19,522
01/01/2012 to 12/31/2012	$10.47587	$12.07466	21,734
01/01/2013 to 12/31/2013	$12.07466	$16.18447	26,649
01/01/2014 to 12/31/2014	$16.18447	$16.61963	25,529
01/01/2015 to 12/31/2015	$16.61963	$15.51363	18,484
01/01/2016 to 12/31/2016	$15.51363	$19.55435	11,480
01/01/2017 to 12/31/2017	$19.55435	$20.47823	11,368
01/01/2018 to 12/31/2018	$20.47823	$16.56301	6,038
01/01/2019 to 12/31/2019	$16.56301	$19.70854	3,011
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99166	$10.65016	94,190
01/01/2011 to 12/31/2011	$10.65016	$10.59574	52,722
01/01/2012 to 12/31/2012	$10.59574	$11.73064	47,777
01/01/2013 to 12/31/2013	$11.73064	$13.36952	23,073
01/01/2014 to 12/31/2014	$13.36952	$13.80879	41,887
01/01/2015 to 12/31/2015	$13.80879	$13.47606	39,735
01/01/2016 to 12/31/2016	$13.47606	$14.13850	27,895
01/01/2017 to 12/31/2017	$14.13850	$15.91827	39,303
01/01/2018 to 12/31/2018	$15.91827	$14.69909	21,180
01/01/2019 to 12/31/2019	$14.69909	$17.32791	7,084
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97054	$11.09254	7,570
01/01/2011 to 12/31/2011	$11.09254	$10.63770	3,274
01/01/2012 to 12/31/2012	$10.63770	$12.20110	4,417
01/01/2013 to 12/31/2013	$12.20110	$17.14257	26,332
01/01/2014 to 12/31/2014	$17.14257	$18.11822	24,539
01/01/2015 to 12/31/2015	$18.11822	$19.36822	30,822
01/01/2016 to 12/31/2016	$19.36822	$19.40469	16,864
01/01/2017 to 12/31/2017	$19.40469	$26.10277	13,878
01/01/2018 to 12/31/2018	$26.10277	$26.44420	6,313
01/01/2019 to 12/31/2019	$26.44420	$33.07872	2,735

A 40

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98557	$10.62574	45,770
01/01/2011 to 12/31/2011	$10.62574	$10.31479	18,760
01/01/2012 to 12/31/2012	$10.31479	$11.41003	22,780
01/01/2013 to 12/31/2013	$11.41003	$14.98514	275
01/01/2014 to 12/31/2014	$14.98514	$14.84571	532
01/01/2015 to 12/31/2015	$14.84571	$13.60370	338
01/01/2016 to 12/31/2016	$13.60370	$14.08438	216
01/01/2017 to 12/31/2017	$14.08438	$16.01470	508
01/01/2018 to 12/31/2018	$16.01470	$14.10329	489
01/01/2019 to 12/31/2019	$14.10329	$17.33060	75
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85922	$11.43090	14,530
01/01/2011 to 12/31/2011	$11.43090	$9.48762	14,535
01/01/2012 to 12/31/2012	$9.48762	$9.58963	7,856
01/01/2013 to 12/31/2013	$9.58963	$10.79343	2,686
01/01/2014 to 12/31/2014	$10.79343	$9.64854	5,197
01/01/2015 to 12/31/2015	$9.64854	$7.59992	5,051
01/01/2016 to 12/31/2016	$7.59992	$9.23919	3,208
01/01/2017 to 12/31/2017	$9.23919	$9.94245	5,276
01/01/2018 to 12/31/2018	$9.94245	$8.08245	2,945
01/01/2019 to 12/31/2019	$8.08245	$9.21429	117
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97965	$10.27029	17,985
01/01/2011 to 12/31/2011	$10.27029	$10.43240	8,896
01/01/2012 to 12/31/2012	$10.43240	$10.70810	11,506
01/01/2013 to 12/31/2013	$10.70810	$10.05368	77
01/01/2014 to 12/31/2014	$10.05368	$9.86192	74
01/01/2015 to 12/31/2015	$9.86192	$9.17597	77
01/01/2016 to 12/31/2016	$9.17597	$9.34166	81
01/01/2017 to 12/31/2017	$9.34166	$9.29945	0
01/01/2018 to 12/31/2018	$9.29945	$9.25161	0
01/01/2019 to 12/31/2019	$9.25161	$9.16972	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98822	$11.45566	33,449
01/01/2011 to 12/31/2011	$11.45566	$10.78976	16,844
01/01/2012 to 12/31/2012	$10.78976	$12.46281	22,195
01/01/2013 to 12/31/2013	$12.46281	$16.09848	28,579
01/01/2014 to 12/31/2014	$16.09848	$18.05487	25,639
01/01/2015 to 12/31/2015	$18.05487	$16.44857	1,470
01/01/2016 to 12/31/2016	$16.44857	$18.29245	1,074
01/01/2017 to 12/31/2017	$18.29245	$21.15246	2,133
01/01/2018 to 12/31/2018	$21.15246	$17.22172	1,101
01/01/2019 to 12/31/2019	$17.22172	$20.01619	390
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99796	$8.78899	0
01/01/2012 to 12/31/2012	$8.78899	$9.51705	118
01/01/2013 to 12/31/2013	$9.51705	$11.18739	63
01/01/2014 to 12/31/2014	$11.18739	$11.51400	487
01/01/2015 to 12/31/2015	$11.51400	$11.16085	318
01/01/2016 to 12/31/2016	$11.16085	$11.59846	370
01/01/2017 to 12/31/2017	$11.59846	$12.85320	437
01/01/2018 to 12/31/2018	$12.85320	$11.91008	634
01/01/2019 to 12/31/2019	$11.91008	$14.00633	0

A 41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99796	$10.35895	88,930
01/01/2011 to 12/31/2011	$10.35895	$10.71447	39,210
01/01/2012 to 12/31/2012	$10.71447	$11.27233	52,035
01/01/2013 to 12/31/2013	$11.27233	$10.83198	79,898
01/01/2014 to 12/31/2014	$10.83198	$11.32715	76,163
01/01/2015 to 12/31/2015	$11.32715	$11.18621	56,025
01/01/2016 to 12/31/2016	$11.18621	$11.47470	39,766
01/01/2017 to 12/31/2017	$11.47470	$11.90051	45,126
01/01/2018 to 12/31/2018	$11.90051	$11.34449	22,736
01/01/2019 to 12/31/2019	$11.34449	$12.42785	11,209
*Denotes the start date of these sub-accounts

A 42

PREMIER RETIREMENT X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
01/01/2019 to 12/31/2019	$12.36263	$14.20530	57,784
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
01/01/2019 to 12/31/2019	$16.35373	$19.73136	39,542
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
01/01/2019 to 12/31/2019	$13.22832	$15.46111	60,618
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
01/01/2019 to 12/31/2019	$15.61408	$18.46124	136,065

A 43

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
01/01/2019 to 12/31/2019	$11.90270	$12.32937	11,722
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
01/01/2019 to 12/31/2019	$14.17661	$15.33112	13,689
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
01/01/2019 to 12/31/2019	$15.78215	$19.10225	61,886
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
01/01/2019 to 12/31/2019	$13.74481	$17.02803	2,456
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313
01/01/2019 to 12/31/2019	$14.25356	$18.51789	5,324

A 44

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
01/01/2019 to 12/31/2019	$13.07285	$15.53206	35,624
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825
01/01/2019 to 12/31/2019	$12.99418	$14.92684	28,437
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
01/01/2019 to 12/31/2019	$22.03326	$26.75324	5,715
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
01/01/2019 to 12/31/2019	$9.64920	$9.71522	6,305
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
01/01/2019 to 12/31/2019	$15.49079	$17.68393	14,032

A 45

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
01/01/2019 to 12/31/2019	$14.05575	$18.02518	9,203
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689
01/01/2019 to 12/31/2019	$11.43688	$14.95971	1,498
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
01/01/2019 to 12/31/2019	$10.06836	$11.96465	421
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
01/01/2019 to 12/31/2019	$14.74659	$17.43752	20,683
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
01/01/2019 to 12/31/2019	$10.65367	$13.41967	14,512

A 46

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
01/01/2019 to 12/31/2019	$14.09612	$15.99541	10,299
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452
01/01/2019 to 12/31/2019	$26.46778	$34.74953	441
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
01/01/2019 to 12/31/2019	$22.75449	$29.65526	11,501
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
01/01/2019 to 12/31/2019	$17.79928	$22.90247	7,551
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
01/01/2019 to 12/31/2019	$13.44632	$16.34372	3,189

A 47

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
01/01/2019 to 12/31/2019	$23.41734	$31.94467	13,410
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
01/01/2019 to 12/31/2019	$22.88626	$29.49267	15,236
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325
01/01/2019 to 12/31/2019	$18.11547	$21.70530	9,686
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
01/01/2019 to 12/31/2019	$9.40746	$10.55768	246
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
01/01/2019 to 12/31/2019	$15.00285	$17.04382	126,955

A 48

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
01/01/2019 to 12/31/2019	$14.16509	$16.71458	96,298
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
01/01/2019 to 12/31/2019	$20.23491	$24.93613	10,020
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
01/01/2019 to 12/31/2019	$14.46842	$17.36278	17,654
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
01/01/2019 to 12/31/2019	$18.42985	$24.90454	11,164
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222
01/01/2019 to 12/31/2019	$22.26553	$28.68509	2,026

A 49

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
01/01/2019 to 12/31/2019	$16.82275	$20.31714	4,312
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
01/01/2019 to 12/31/2019	$16.36414	$19.57926	98,217
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
01/01/2019 to 12/31/2019	$30.09300	$38.20629	4,763
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
01/01/2019 to 12/31/2019	$12.33326	$15.38238	33,000
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071
01/01/2019 to 12/31/2019	$9.69486	$11.21779	6,119

A 50

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
01/01/2019 to 12/31/2019	$12.22110	$12.29422	4,598
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
01/01/2019 to 12/31/2019	$17.64836	$20.81892	1,615
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
01/01/2019 to 12/31/2019	$13.09050	$15.62487	10,167
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
01/01/2019 to 12/31/2019	$13.63727	$15.16307	21,036
*Denotes the start date of these sub-accounts

A 51

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96788	$10.81679	2,783,155
01/01/2011 to 12/31/2011	$10.81679	$10.35039	4,131,792
01/01/2012 to 12/31/2012	$10.35039	$11.45280	6,402,595
01/01/2013 to 12/31/2013	$11.45280	$12.38097	6,970,810
01/01/2014 to 12/31/2014	$12.38097	$12.63524	5,964,391
01/01/2015 to 12/31/2015	$12.63524	$12.02065	4,691,932
01/01/2016 to 12/31/2016	$12.02065	$12.56548	4,135,628
01/01/2017 to 12/31/2017	$12.56548	$13.90699	3,937,484
01/01/2018 to 12/31/2018	$13.90699	$12.55718	2,721,378
01/01/2019 to 12/31/2019	$12.55718	$14.32556	2,819,675
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97857	$10.92280	2,069,260
01/01/2011 to 12/31/2011	$10.92280	$10.74947	3,894,177
01/01/2012 to 12/31/2012	$10.74947	$12.00861	8,232,833
01/01/2013 to 12/31/2013	$12.00861	$13.75898	9,599,194
01/01/2014 to 12/31/2014	$13.75898	$14.35121	9,005,849
01/01/2015 to 12/31/2015	$14.35121	$14.22051	8,373,546
01/01/2016 to 12/31/2016	$14.22051	$14.97274	7,796,888
01/01/2017 to 12/31/2017	$14.97274	$17.21021	7,292,328
01/01/2018 to 12/31/2018	$17.21021	$15.92036	6,431,654
01/01/2019 to 12/31/2019	$15.92036	$19.07073	5,407,287
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98765	$10.80894	1,475,848
01/01/2011 to 12/31/2011	$10.80894	$10.43243	2,483,599
01/01/2012 to 12/31/2012	$10.43243	$11.30927	5,233,655
01/01/2013 to 12/31/2013	$11.30927	$12.49992	5,915,648
01/01/2014 to 12/31/2014	$12.49992	$12.91884	5,617,005
01/01/2015 to 12/31/2015	$12.91884	$12.67819	5,360,474
01/01/2016 to 12/31/2016	$12.67819	$13.06319	4,995,825
01/01/2017 to 12/31/2017	$13.06319	$14.92628	4,714,619
01/01/2018 to 12/31/2018	$14.92628	$13.51171	4,014,082
01/01/2019 to 12/31/2019	$13.51171	$15.67908	3,655,727
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.77509	3,042,666
01/01/2011 to 12/31/2011	$10.77509	$10.46346	4,716,751
01/01/2012 to 12/31/2012	$10.46346	$11.56847	7,803,091
01/01/2013 to 12/31/2013	$11.56847	$13.37861	8,839,480
01/01/2014 to 12/31/2014	$13.37861	$14.00897	7,904,419
01/01/2015 to 12/31/2015	$14.00897	$13.83639	7,412,772
01/01/2016 to 12/31/2016	$13.83639	$14.45833	7,033,889
01/01/2017 to 12/31/2017	$14.45833	$16.33176	6,605,907
01/01/2018 to 12/31/2018	$16.33176	$15.26060	5,813,127
01/01/2019 to 12/31/2019	$15.26060	$17.91403	4,723,183

A 52

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99859	$9.16386	583,439
01/01/2012 to 12/31/2012	$9.16386	$10.07935	1,989,260
01/01/2013 to 12/31/2013	$10.07935	$10.98344	2,374,351
01/01/2014 to 12/31/2014	$10.98344	$11.32538	2,381,561
01/01/2015 to 12/31/2015	$11.32538	$10.79877	2,231,924
01/01/2016 to 12/31/2016	$10.79877	$11.35441	2,088,092
01/01/2017 to 12/31/2017	$11.35441	$12.56963	2,014,857
01/01/2018 to 12/31/2018	$12.56963	$11.70267	1,671,604
01/01/2019 to 12/31/2019	$11.70267	$13.53080	1,544,204
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00802	$10.10254	328,141
01/01/2011 to 12/31/2011	$10.10254	$10.15429	419,219
01/01/2012 to 12/31/2012	$10.15429	$10.44990	430,403
01/01/2013 to 12/31/2013	$10.44990	$10.04888	409,655
01/01/2014 to 12/31/2014	$10.04888	$9.86856	391,615
01/01/2015 to 12/31/2015	$9.86856	$9.74767	348,609
01/01/2016 to 12/31/2016	$9.74767	$9.73899	348,726
01/01/2017 to 12/31/2017	$9.73899	$9.73689	362,126
01/01/2018 to 12/31/2018	$9.73689	$9.64202	356,958
01/01/2019 to 12/31/2019	$9.64202	$9.91609	325,543
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00694	$10.37575	1,898,043
01/01/2011 to 12/31/2011	$10.37575	$10.52377	2,792,279
01/01/2012 to 12/31/2012	$10.52377	$11.30899	5,031,925
01/01/2013 to 12/31/2013	$11.30899	$10.91248	4,899,563
01/01/2014 to 12/31/2014	$10.91248	$11.18082	4,582,259
01/01/2015 to 12/31/2015	$11.18082	$10.75911	3,865,636
01/01/2016 to 12/31/2016	$10.75911	$11.02373	3,570,794
01/01/2017 to 12/31/2017	$11.02373	$11.30952	3,700,608
01/01/2018 to 12/31/2018	$11.30952	$11.04287	3,206,036
01/01/2019 to 12/31/2019	$11.04287	$11.85658	3,045,492
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97776	$10.85587	2,096,130
01/01/2011 to 12/31/2011	$10.85587	$10.41265	3,374,910
01/01/2012 to 12/31/2012	$10.41265	$11.63998	5,774,390
01/01/2013 to 12/31/2013	$11.63998	$14.03724	7,553,780
01/01/2014 to 12/31/2014	$14.03724	$14.76392	8,327,897
01/01/2015 to 12/31/2015	$14.76392	$14.59043	8,338,663
01/01/2016 to 12/31/2016	$14.59043	$15.32348	8,017,717
01/01/2017 to 12/31/2017	$15.32348	$17.75860	8,011,673
01/01/2018 to 12/31/2018	$17.75860	$16.36972	7,015,192
01/01/2019 to 12/31/2019	$16.36972	$19.67149	5,723,117
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99859	$11.65792	40,449
01/01/2014 to 12/31/2014	$11.65792	$13.01934	127,235
01/01/2015 to 12/31/2015	$13.01934	$12.34092	117,658
01/01/2016 to 12/31/2016	$12.34092	$13.93842	329,426
01/01/2017 to 12/31/2017	$13.93842	$16.22383	238,960
01/01/2018 to 12/31/2018	$16.22383	$15.18667	172,431
01/01/2019 to 12/31/2019	$15.18667	$19.56111	174,447

A 53

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97026	$11.56952	43,077
01/01/2011 to 12/31/2011	$11.56952	$10.80000	89,816
01/01/2012 to 12/31/2012	$10.80000	$13.46178	137,044
01/01/2013 to 12/31/2013	$13.46178	$13.80828	163,725
01/01/2014 to 12/31/2014	$13.80828	$15.46350	137,909
01/01/2015 to 12/31/2015	$15.46350	$15.18706	114,640
01/01/2016 to 12/31/2016	$15.18706	$15.06308	109,367
01/01/2017 to 12/31/2017	$15.06308	$16.41971	116,906
01/01/2018 to 12/31/2018	$16.41971	$15.37900	93,747
01/01/2019 to 12/31/2019	$15.37900	$18.91609	89,624
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95998	$11.81048	108,557
01/01/2011 to 12/31/2011	$11.81048	$12.37513	193,768
01/01/2012 to 12/31/2012	$12.37513	$14.03150	308,569
01/01/2013 to 12/31/2013	$14.03150	$14.22509	332,684
01/01/2014 to 12/31/2014	$14.22509	$18.30603	345,928
01/01/2015 to 12/31/2015	$18.30603	$18.86651	292,234
01/01/2016 to 12/31/2016	$18.86651	$19.43959	287,540
01/01/2017 to 12/31/2017	$19.43959	$20.30351	276,602
01/01/2018 to 12/31/2018	$20.30351	$19.00764	206,822
01/01/2019 to 12/31/2019	$19.00764	$24.51733	187,383
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97607	$11.03811	1,723,298
01/01/2011 to 12/31/2011	$11.03811	$10.68755	3,053,207
01/01/2012 to 12/31/2012	$10.68755	$11.62294	5,708,330
01/01/2013 to 12/31/2013	$11.62294	$13.11185	6,362,716
01/01/2014 to 12/31/2014	$13.11185	$13.29515	5,853,895
01/01/2015 to 12/31/2015	$13.29515	$13.19866	5,708,508
01/01/2016 to 12/31/2016	$13.19866	$13.52663	5,337,156
01/01/2017 to 12/31/2017	$13.52663	$15.48760	5,008,886
01/01/2018 to 12/31/2018	$15.48760	$14.04390	4,340,161
01/01/2019 to 12/31/2019	$14.04390	$16.56641	3,691,643
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98833	$10.72450	1,284,434
01/01/2011 to 12/31/2011	$10.72450	$10.48895	1,944,938
01/01/2012 to 12/31/2012	$10.48895	$11.35484	3,042,159
01/01/2013 to 12/31/2013	$11.35484	$12.25810	3,307,472
01/01/2014 to 12/31/2014	$12.25810	$12.53666	3,009,249
01/01/2015 to 12/31/2015	$12.53666	$12.21154	2,590,849
01/01/2016 to 12/31/2016	$12.21154	$12.63533	2,431,983
01/01/2017 to 12/31/2017	$12.63533	$13.94676	2,432,113
01/01/2018 to 12/31/2018	$13.94676	$12.74086	1,874,168
01/01/2019 to 12/31/2019	$12.74086	$14.53093	1,640,164
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96522	$11.51535	162,968
01/01/2011 to 12/31/2011	$11.51535	$11.46720	250,592
01/01/2012 to 12/31/2012	$11.46720	$13.04056	391,887
01/01/2013 to 12/31/2013	$13.04056	$17.79423	402,804
01/01/2014 to 12/31/2014	$17.79423	$18.75080	396,308
01/01/2015 to 12/31/2015	$18.75080	$17.41934	371,860
01/01/2016 to 12/31/2016	$17.41934	$21.28695	377,388
01/01/2017 to 12/31/2017	$21.28695	$23.47651	310,813
01/01/2018 to 12/31/2018	$23.47651	$19.82980	269,156
01/01/2019 to 12/31/2019	$19.82980	$23.90516	269,118

A 54

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99860	$9.86455	273,624
01/01/2011 to 12/31/2011	$9.86455	$9.69934	623,247
01/01/2012 to 12/31/2012	$9.69934	$9.53456	447,194
01/01/2013 to 12/31/2013	$9.53456	$9.37256	391,063
01/01/2014 to 12/31/2014	$9.37256	$9.21312	404,682
01/01/2015 to 12/31/2015	$9.21312	$9.05630	389,331
01/01/2016 to 12/31/2016	$9.05630	$8.90287	340,673
01/01/2017 to 12/31/2017	$8.90287	$8.78170	309,432
01/01/2018 to 12/31/2018	$8.78170	$8.74388	232,050
01/01/2019 to 12/31/2019	$8.74388	$8.74054	286,092
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98457	$10.78613	118,383
01/01/2011 to 12/31/2011	$10.78613	$10.93950	200,366
01/01/2012 to 12/31/2012	$10.93950	$12.24527	397,008
01/01/2013 to 12/31/2013	$12.24527	$12.90148	503,533
01/01/2014 to 12/31/2014	$12.90148	$13.00657	504,304
01/01/2015 to 12/31/2015	$13.00657	$12.32988	434,852
01/01/2016 to 12/31/2016	$12.32988	$13.98689	365,022
01/01/2017 to 12/31/2017	$13.98689	$14.77713	382,239
01/01/2018 to 12/31/2018	$14.77713	$14.23609	297,896
01/01/2019 to 12/31/2019	$14.23609	$16.13509	315,816
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99058	$10.64194	39,346
01/01/2011 to 12/31/2011	$10.64194	$10.02358	74,837
01/01/2012 to 12/31/2012	$10.02358	$11.51676	97,022
01/01/2013 to 12/31/2013	$11.51676	$15.83369	159,893
01/01/2014 to 12/31/2014	$15.83369	$17.70414	254,525
01/01/2015 to 12/31/2015	$17.70414	$16.03948	213,579
01/01/2016 to 12/31/2016	$16.03948	$18.90299	194,412
01/01/2017 to 12/31/2017	$18.90299	$22.14901	221,632
01/01/2018 to 12/31/2018	$22.14901	$18.68940	235,072
01/01/2019 to 12/31/2019	$18.68940	$23.79572	223,736
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92942	$11.28154	71,949
01/01/2011 to 12/31/2011	$11.28154	$9.65674	146,939
01/01/2012 to 12/31/2012	$9.65674	$11.42561	205,439
01/01/2013 to 12/31/2013	$11.42561	$13.37174	246,278
01/01/2014 to 12/31/2014	$13.37174	$12.41833	259,880
01/01/2015 to 12/31/2015	$12.41833	$12.59154	282,160
01/01/2016 to 12/31/2016	$12.59154	$11.91034	241,229
01/01/2017 to 12/31/2017	$11.91034	$15.85623	254,110
01/01/2018 to 12/31/2018	$15.85623	$13.50753	252,168
01/01/2019 to 12/31/2019	$13.50753	$17.54167	221,539
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92929	$10.81917	69,809
01/01/2011 to 12/31/2011	$10.81917	$9.30077	130,835
01/01/2012 to 12/31/2012	$9.30077	$10.66713	176,290
01/01/2013 to 12/31/2013	$10.66713	$12.52710	187,264
01/01/2014 to 12/31/2014	$12.52710	$11.48863	198,455
01/01/2015 to 12/31/2015	$11.48863	$11.38567	173,640
01/01/2016 to 12/31/2016	$11.38567	$11.25750	186,937
01/01/2017 to 12/31/2017	$11.25750	$13.59125	182,000
01/01/2018 to 12/31/2018	$13.59125	$11.20328	169,325
01/01/2019 to 12/31/2019	$11.20328	$13.21797	180,177

A 55

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00682	$10.62325	3,681
01/01/2011 to 12/31/2011	$10.62325	$11.74255	15,848,756
01/01/2012 to 12/31/2012	$11.74255	$12.62792	6,122,695
01/01/2013 to 12/31/2013	$12.62792	$12.01813	893,990
01/01/2014 to 12/31/2014	$12.01813	$12.60885	1,029,731
01/01/2015 to 12/31/2015	$12.60885	$12.53986	4,577,264
01/01/2016 to 12/31/2016	$12.53986	$12.84539	4,606,258
01/01/2017 to 12/31/2017	$12.84539	$13.17217	1,601,617
01/01/2018 to 12/31/2018	$13.17217	$12.91259	7,985,938
01/01/2019 to 12/31/2019	$12.91259	$14.11864	1,822,175
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97683	$10.89582	737,456
01/01/2011 to 12/31/2011	$10.89582	$10.64989	1,448,339
01/01/2012 to 12/31/2012	$10.64989	$11.89058	2,683,105
01/01/2013 to 12/31/2013	$11.89058	$13.59163	3,099,193
01/01/2014 to 12/31/2014	$13.59163	$14.21092	2,839,575
01/01/2015 to 12/31/2015	$14.21092	$13.82301	2,549,581
01/01/2016 to 12/31/2016	$13.82301	$14.29747	2,391,005
01/01/2017 to 12/31/2017	$14.29747	$16.43814	2,367,419
01/01/2018 to 12/31/2018	$16.43814	$14.96609	2,121,605
01/01/2019 to 12/31/2019	$14.96609	$17.57027	1,986,154
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92194	$10.58075	195,676
01/01/2011 to 12/31/2011	$10.58075	$9.44941	270,284
01/01/2012 to 12/31/2012	$9.44941	$11.32357	420,837
01/01/2013 to 12/31/2013	$11.32357	$12.84095	490,500
01/01/2014 to 12/31/2014	$12.84095	$11.81920	504,746
01/01/2015 to 12/31/2015	$11.81920	$11.29350	498,051
01/01/2016 to 12/31/2016	$11.29350	$11.31638	469,107
01/01/2017 to 12/31/2017	$11.31638	$14.42099	497,800
01/01/2018 to 12/31/2018	$14.42099	$11.69830	459,382
01/01/2019 to 12/31/2019	$11.69830	$14.62997	465,297
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.61090	810,657
01/01/2011 to 12/31/2011	$10.61090	$10.45511	1,639,387
01/01/2012 to 12/31/2012	$10.45511	$11.37878	2,953,294
01/01/2013 to 12/31/2013	$11.37878	$12.41936	3,181,967
01/01/2014 to 12/31/2014	$12.41936	$12.87340	2,921,888
01/01/2015 to 12/31/2015	$12.87340	$12.63141	2,657,243
01/01/2016 to 12/31/2016	$12.63141	$12.89370	2,497,628
01/01/2017 to 12/31/2017	$12.89370	$14.21409	2,282,798
01/01/2018 to 12/31/2018	$14.21409	$13.25491	1,947,866
01/01/2019 to 12/31/2019	$13.25491	$14.93307	1,875,594
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97144	$10.80010	42,896
01/01/2011 to 12/31/2011	$10.80010	$10.68707	137,379
01/01/2012 to 12/31/2012	$10.68707	$12.10062	242,001
01/01/2013 to 12/31/2013	$12.10062	$16.23595	223,904
01/01/2014 to 12/31/2014	$16.23595	$17.47681	291,114
01/01/2015 to 12/31/2015	$17.47681	$19.00666	295,750
01/01/2016 to 12/31/2016	$19.00666	$18.41062	236,976
01/01/2017 to 12/31/2017	$18.41062	$24.58319	219,566
01/01/2018 to 12/31/2018	$24.58319	$23.77369	196,081
01/01/2019 to 12/31/2019	$23.77369	$30.98873	186,360

A 56

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99269	$11.33042	230,357
01/01/2011 to 12/31/2011	$11.33042	$11.03643	322,925
01/01/2012 to 12/31/2012	$11.03643	$12.17932	605,908
01/01/2013 to 12/31/2013	$12.17932	$16.35559	605,307
01/01/2014 to 12/31/2014	$16.35559	$17.78012	744,532
01/01/2015 to 12/31/2015	$17.78012	$19.23816	578,457
01/01/2016 to 12/31/2016	$19.23816	$19.96645	526,371
01/01/2017 to 12/31/2017	$19.96645	$26.10322	466,747
01/01/2018 to 12/31/2018	$26.10322	$24.96747	374,960
01/01/2019 to 12/31/2019	$24.96747	$32.30614	317,400
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98772	$10.91885	109,112
01/01/2011 to 12/31/2011	$10.91885	$10.39724	169,121
01/01/2012 to 12/31/2012	$10.39724	$12.57884	264,336
01/01/2013 to 12/31/2013	$12.57884	$15.78207	285,396
01/01/2014 to 12/31/2014	$15.78207	$16.07701	289,031
01/01/2015 to 12/31/2015	$16.07701	$15.57213	300,958
01/01/2016 to 12/31/2016	$15.57213	$16.39662	292,168
01/01/2017 to 12/31/2017	$16.39662	$19.96144	279,561
01/01/2018 to 12/31/2018	$19.96144	$17.74598	248,872
01/01/2019 to 12/31/2019	$17.74598	$22.67027	211,531
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.32013	586,313
01/01/2013 to 12/31/2013	$10.32013	$12.06359	731,605
01/01/2014 to 12/31/2014	$12.06359	$12.46788	732,638
01/01/2015 to 12/31/2015	$12.46788	$12.10372	662,322
01/01/2016 to 12/31/2016	$12.10372	$12.41263	614,034
01/01/2017 to 12/31/2017	$12.41263	$14.21470	599,386
01/01/2018 to 12/31/2018	$14.21470	$12.81561	490,275
01/01/2019 to 12/31/2019	$12.81561	$15.46538	442,353
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.89440	60,806
01/01/2011 to 12/31/2011	$10.89440	$10.64578	94,667
01/01/2012 to 12/31/2012	$10.64578	$12.25234	162,458
01/01/2013 to 12/31/2013	$12.25234	$16.46513	177,604
01/01/2014 to 12/31/2014	$16.46513	$17.59506	154,266
01/01/2015 to 12/31/2015	$17.59506	$18.54623	146,583
01/01/2016 to 12/31/2016	$18.54623	$18.58005	136,934
01/01/2017 to 12/31/2017	$18.58005	$23.87390	126,535
01/01/2018 to 12/31/2018	$23.87390	$23.97043	121,292
01/01/2019 to 12/31/2019	$23.97043	$32.46495	109,056
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.19489	3,514
01/01/2013 to 12/31/2013	$10.19489	$13.47958	26,310
01/01/2014 to 12/31/2014	$13.47958	$14.60434	24,990
01/01/2015 to 12/31/2015	$14.60434	$14.25237	51,718
01/01/2016 to 12/31/2016	$14.25237	$15.89439	198,100
01/01/2017 to 12/31/2017	$15.89439	$18.33417	168,622
01/01/2018 to 12/31/2018	$18.33417	$16.19161	147,621
01/01/2019 to 12/31/2019	$16.19161	$20.58742	128,499

A 57

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01991	$11.44014	173,273
01/01/2011 to 12/31/2011	$11.44014	$10.91114	217,472
01/01/2012 to 12/31/2012	$10.91114	$12.82923	372,174
01/01/2013 to 12/31/2013	$12.82923	$16.67092	405,466
01/01/2014 to 12/31/2014	$16.67092	$18.27663	428,377
01/01/2015 to 12/31/2015	$18.27663	$16.94451	871,730
01/01/2016 to 12/31/2016	$16.94451	$16.93108	751,527
01/01/2017 to 12/31/2017	$16.93108	$21.15309	730,207
01/01/2018 to 12/31/2018	$21.15309	$19.88736	625,330
01/01/2019 to 12/31/2019	$19.88736	$25.44449	509,716
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99114	$11.25860	109,466
01/01/2011 to 12/31/2011	$11.25860	$10.79250	175,157
01/01/2012 to 12/31/2012	$10.79250	$12.42576	307,952
01/01/2013 to 12/31/2013	$12.42576	$17.34560	357,009
01/01/2014 to 12/31/2014	$17.34560	$19.48059	452,206
01/01/2015 to 12/31/2015	$19.48059	$18.06995	349,941
01/01/2016 to 12/31/2016	$18.06995	$21.00158	330,477
01/01/2017 to 12/31/2017	$21.00158	$23.49230	326,704
01/01/2018 to 12/31/2018	$23.49230	$19.29382	280,605
01/01/2019 to 12/31/2019	$19.29382	$22.95158	257,470
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93907	$11.70034	288,382
01/01/2011 to 12/31/2011	$11.70034	$9.17013	402,766
01/01/2012 to 12/31/2012	$9.17013	$10.63028	643,783
01/01/2013 to 12/31/2013	$10.63028	$10.47283	729,453
01/01/2014 to 12/31/2014	$10.47283	$9.81275	721,985
01/01/2015 to 12/31/2015	$9.81275	$8.03245	666,199
01/01/2016 to 12/31/2016	$8.03245	$8.87224	563,536
01/01/2017 to 12/31/2017	$8.87224	$11.02238	652,111
01/01/2018 to 12/31/2018	$11.02238	$9.31206	540,111
01/01/2019 to 12/31/2019	$9.31206	$10.37566	550,518
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98956	$10.61981	3,242,388
01/01/2011 to 12/31/2011	$10.61981	$10.54353	4,685,807
01/01/2012 to 12/31/2012	$10.54353	$11.43927	8,150,950
01/01/2013 to 12/31/2013	$11.43927	$12.28073	7,784,675
01/01/2014 to 12/31/2014	$12.28073	$12.76916	7,360,506
01/01/2015 to 12/31/2015	$12.76916	$12.57011	6,677,572
01/01/2016 to 12/31/2016	$12.57011	$13.03960	6,247,245
01/01/2017 to 12/31/2017	$13.03960	$14.11702	5,819,448
01/01/2018 to 12/31/2018	$14.11702	$13.48165	5,062,363
01/01/2019 to 12/31/2019	$13.48165	$15.20591	4,692,560
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01851	$10.06978	11,360
01/01/2012 to 12/31/2012	$10.06978	$10.60206	88,276
01/01/2013 to 12/31/2013	$10.60206	$10.18071	112,368
01/01/2014 to 12/31/2014	$10.18071	$10.61419	161,880
01/01/2015 to 12/31/2015	$10.61419	$10.40575	171,925
01/01/2016 to 12/31/2016	$10.40575	$10.65976	230,441
01/01/2017 to 12/31/2017	$10.65976	$11.07321	308,547
01/01/2018 to 12/31/2018	$11.07321	$10.79547	288,858
01/01/2019 to 12/31/2019	$10.79547	$11.64706	296,373

A 58

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96359	$11.53321	1,767,149
01/01/2011 to 12/31/2011	$11.53321	$10.63290	3,215,517
01/01/2012 to 12/31/2012	$10.63290	$11.80236	6,241,518
01/01/2013 to 12/31/2013	$11.80236	$13.57707	6,824,464
01/01/2014 to 12/31/2014	$13.57707	$14.57389	7,295,366
01/01/2015 to 12/31/2015	$14.57389	$14.23837	11,217,661
01/01/2016 to 12/31/2016	$14.23837	$15.40973	10,514,247
01/01/2017 to 12/31/2017	$15.40973	$17.58685	16,590,958
01/01/2018 to 12/31/2018	$17.58685	$15.97319	13,980,245
01/01/2019 to 12/31/2019	$15.97319	$18.71306	12,661,238
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.91439	8,682
01/01/2011 to 12/31/2011	$10.91439	$11.10006	48,028
01/01/2012 to 12/31/2012	$11.10006	$12.96275	202,404
01/01/2013 to 12/31/2013	$12.96275	$16.87460	221,960
01/01/2014 to 12/31/2014	$16.87460	$19.44302	385,403
01/01/2015 to 12/31/2015	$19.44302	$19.70100	339,850
01/01/2016 to 12/31/2016	$19.70100	$22.24202	333,051
01/01/2017 to 12/31/2017	$22.24202	$26.73003	296,095
01/01/2018 to 12/31/2018	$26.73003	$24.11431	323,447
01/01/2019 to 12/31/2019	$24.11431	$29.50389	173,933
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.89689	0
01/01/2012 to 12/31/2012	$8.89689	$9.89612	0
01/01/2013 to 12/31/2013	$9.89612	$11.90675	16,132
01/01/2014 to 12/31/2014	$11.90675	$12.46527	2,034
01/01/2015 to 12/31/2015	$12.46527	$12.27176	2,016
01/01/2016 to 12/31/2016	$12.27176	$12.82623	2,019
01/01/2017 to 12/31/2017	$12.82623	$14.90233	1,994
01/01/2018 to 12/31/2018	$14.90233	$13.69146	1,954
01/01/2019 to 12/31/2019	$13.69146	$16.31266	1,959
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97192	$12.18384	68,658
01/01/2011 to 12/31/2011	$12.18384	$10.40658	200,611
01/01/2012 to 12/31/2012	$10.40658	$12.28287	345,173
01/01/2013 to 12/31/2013	$12.28287	$17.00181	352,909
01/01/2014 to 12/31/2014	$17.00181	$17.53857	365,854
01/01/2015 to 12/31/2015	$17.53857	$17.47055	305,428
01/01/2016 to 12/31/2016	$17.47055	$18.49644	255,915
01/01/2017 to 12/31/2017	$18.49644	$23.21770	232,956
01/01/2018 to 12/31/2018	$23.21770	$20.34619	184,203
01/01/2019 to 12/31/2019	$20.34619	$27.29708	161,321
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96097	$12.64476	51,212
01/01/2011 to 12/31/2011	$12.64476	$12.30830	117,969
01/01/2012 to 12/31/2012	$12.30830	$13.57203	225,275
01/01/2013 to 12/31/2013	$13.57203	$18.03404	249,619
01/01/2014 to 12/31/2014	$18.03404	$18.40461	222,602
01/01/2015 to 12/31/2015	$18.40461	$18.23393	238,631
01/01/2016 to 12/31/2016	$18.23393	$20.08921	200,979
01/01/2017 to 12/31/2017	$20.08921	$24.47172	175,989
01/01/2018 to 12/31/2018	$24.47172	$22.03199	161,207
01/01/2019 to 12/31/2019	$22.03199	$28.18087	152,670

A 59

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96440	$11.49200	44,213
01/01/2011 to 12/31/2011	$11.49200	$10.62167	63,209
01/01/2012 to 12/31/2012	$10.62167	$12.33695	107,553
01/01/2013 to 12/31/2013	$12.33695	$16.66308	104,066
01/01/2014 to 12/31/2014	$16.66308	$17.24268	103,322
01/01/2015 to 12/31/2015	$17.24268	$16.21902	85,907
01/01/2016 to 12/31/2016	$16.21902	$20.60010	102,032
01/01/2017 to 12/31/2017	$20.60010	$21.73867	109,959
01/01/2018 to 12/31/2018	$21.73867	$17.71857	79,065
01/01/2019 to 12/31/2019	$17.71857	$21.24564	78,041
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99229	$10.71605	2,863,672
01/01/2011 to 12/31/2011	$10.71605	$10.74314	5,207,868
01/01/2012 to 12/31/2012	$10.74314	$11.98557	11,334,791
01/01/2013 to 12/31/2013	$11.98557	$13.76509	12,437,947
01/01/2014 to 12/31/2014	$13.76509	$14.32668	11,920,680
01/01/2015 to 12/31/2015	$14.32668	$14.08904	14,657,282
01/01/2016 to 12/31/2016	$14.08904	$14.89482	13,808,489
01/01/2017 to 12/31/2017	$14.89482	$16.89832	12,881,246
01/01/2018 to 12/31/2018	$16.89832	$15.72480	11,596,731
01/01/2019 to 12/31/2019	$15.72480	$18.67952	9,989,556
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97117	$11.16117	215,479
01/01/2011 to 12/31/2011	$11.16117	$10.78581	352,937
01/01/2012 to 12/31/2012	$10.78581	$12.46639	709,302
01/01/2013 to 12/31/2013	$12.46639	$17.64982	724,960
01/01/2014 to 12/31/2014	$17.64982	$18.79769	756,452
01/01/2015 to 12/31/2015	$18.79769	$20.24900	750,303
01/01/2016 to 12/31/2016	$20.24900	$20.44263	686,225
01/01/2017 to 12/31/2017	$20.44263	$27.70961	639,613
01/01/2018 to 12/31/2018	$27.70961	$28.28909	612,598
01/01/2019 to 12/31/2019	$28.28909	$35.65861	517,915
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98620	$10.69150	26,996
01/01/2011 to 12/31/2011	$10.69150	$10.45834	100,606
01/01/2012 to 12/31/2012	$10.45834	$11.65803	294,769
01/01/2013 to 12/31/2013	$11.65803	$15.42829	320,867
01/01/2014 to 12/31/2014	$15.42829	$15.40233	247,588
01/01/2015 to 12/31/2015	$15.40233	$14.22243	232,708
01/01/2016 to 12/31/2016	$14.22243	$14.83806	213,111
01/01/2017 to 12/31/2017	$14.83806	$17.00087	203,781
01/01/2018 to 12/31/2018	$17.00087	$15.08768	206,422
01/01/2019 to 12/31/2019	$15.08768	$18.68276	753,582
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85984	$11.50158	240,457
01/01/2011 to 12/31/2011	$11.50158	$9.61963	356,895
01/01/2012 to 12/31/2012	$9.61963	$9.79779	584,029
01/01/2013 to 12/31/2013	$9.79779	$11.11270	574,041
01/01/2014 to 12/31/2014	$11.11270	$10.01041	653,435
01/01/2015 to 12/31/2015	$10.01041	$7.94568	556,141
01/01/2016 to 12/31/2016	$7.94568	$9.73362	487,193
01/01/2017 to 12/31/2017	$9.73362	$10.55477	521,881
01/01/2018 to 12/31/2018	$10.55477	$8.64662	413,525
01/01/2019 to 12/31/2019	$8.64662	$9.93334	451,553

A 60

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98028	$10.33385	143,314
01/01/2011 to 12/31/2011	$10.33385	$10.57749	215,632
01/01/2012 to 12/31/2012	$10.57749	$10.94077	334,073
01/01/2013 to 12/31/2013	$10.94077	$10.35114	353,773
01/01/2014 to 12/31/2014	$10.35114	$10.23181	317,556
01/01/2015 to 12/31/2015	$10.23181	$9.59352	275,463
01/01/2016 to 12/31/2016	$9.59352	$9.84178	248,263
01/01/2017 to 12/31/2017	$9.84178	$9.87243	288,451
01/01/2018 to 12/31/2018	$9.87243	$9.89771	250,218
01/01/2019 to 12/31/2019	$9.89771	$9.88552	241,895
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98885	$11.52646	90,429
01/01/2011 to 12/31/2011	$11.52646	$10.93968	104,000
01/01/2012 to 12/31/2012	$10.93968	$12.73323	155,834
01/01/2013 to 12/31/2013	$12.73323	$16.57418	151,603
01/01/2014 to 12/31/2014	$16.57418	$18.73137	124,047
01/01/2015 to 12/31/2015	$18.73137	$17.19612	103,329
01/01/2016 to 12/31/2016	$17.19612	$19.27023	84,707
01/01/2017 to 12/31/2017	$19.27023	$22.45389	91,530
01/01/2018 to 12/31/2018	$22.45389	$18.42270	77,842
01/01/2019 to 12/31/2019	$18.42270	$21.57673	83,382
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.83435	317,149
01/01/2012 to 12/31/2012	$8.83435	$9.63986	1,128,299
01/01/2013 to 12/31/2013	$9.63986	$11.41894	1,513,199
01/01/2014 to 12/31/2014	$11.41894	$11.84282	2,692,810
01/01/2015 to 12/31/2015	$11.84282	$11.56788	2,525,006
01/01/2016 to 12/31/2016	$11.56788	$12.11360	2,311,573
01/01/2017 to 12/31/2017	$12.11360	$13.52694	2,124,061
01/01/2018 to 12/31/2018	$13.52694	$12.63128	1,810,082
01/01/2019 to 12/31/2019	$12.63128	$14.96871	1,591,186
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.42309	325,487
01/01/2011 to 12/31/2011	$10.42309	$10.86347	572,681
01/01/2012 to 12/31/2012	$10.86347	$11.51711	894,105
01/01/2013 to 12/31/2013	$11.51711	$11.15231	1,063,222
01/01/2014 to 12/31/2014	$11.15231	$11.75168	1,214,910
01/01/2015 to 12/31/2015	$11.75168	$11.69480	1,339,106
01/01/2016 to 12/31/2016	$11.69480	$12.08851	1,341,625
01/01/2017 to 12/31/2017	$12.08851	$12.63316	1,428,098
01/01/2018 to 12/31/2018	$12.63316	$12.13609	1,900,964
01/01/2019 to 12/31/2019	$12.13609	$13.39734	1,786,664
*Denotes the start date of these sub-accounts

A 61

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96772	$10.79905	154,943
01/01/2011 to 12/31/2011	$10.79905	$10.31246	132,153
01/01/2012 to 12/31/2012	$10.31246	$11.38762	114,082
01/01/2013 to 12/31/2013	$11.38762	$12.28555	427,780
01/01/2014 to 12/31/2014	$12.28555	$12.51236	711,241
01/01/2015 to 12/31/2015	$12.51236	$11.87950	707,194
01/01/2016 to 12/31/2016	$11.87950	$12.39266	652,493
01/01/2017 to 12/31/2017	$12.39266	$13.68793	614,310
01/01/2018 to 12/31/2018	$13.68793	$12.33410	417,414
01/01/2019 to 12/31/2019	$12.33410	$14.04247	464,848
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97840	$10.90484	298,834
01/01/2011 to 12/31/2011	$10.90484	$10.71003	216,324
01/01/2012 to 12/31/2012	$10.71003	$11.94022	205,646
01/01/2013 to 12/31/2013	$11.94022	$13.65281	1,121,713
01/01/2014 to 12/31/2014	$13.65281	$14.21155	1,856,778
01/01/2015 to 12/31/2015	$14.21155	$14.05353	2,105,517
01/01/2016 to 12/31/2016	$14.05353	$14.76693	2,054,766
01/01/2017 to 12/31/2017	$14.76693	$16.93929	1,977,760
01/01/2018 to 12/31/2018	$16.93929	$15.63766	1,550,628
01/01/2019 to 12/31/2019	$15.63766	$18.69395	1,564,026
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98748	$10.79117	253,274
01/01/2011 to 12/31/2011	$10.79117	$10.39420	169,711
01/01/2012 to 12/31/2012	$10.39420	$11.24487	146,649
01/01/2013 to 12/31/2013	$11.24487	$12.40346	619,536
01/01/2014 to 12/31/2014	$12.40346	$12.79317	901,167
01/01/2015 to 12/31/2015	$12.79317	$12.52933	1,941,390
01/01/2016 to 12/31/2016	$12.52933	$12.88360	1,829,141
01/01/2017 to 12/31/2017	$12.88360	$14.69123	1,813,233
01/01/2018 to 12/31/2018	$14.69123	$13.27175	1,319,794
01/01/2019 to 12/31/2019	$13.27175	$15.36938	1,375,743
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98868	$10.75742	495,866
01/01/2011 to 12/31/2011	$10.75742	$10.42508	429,911
01/01/2012 to 12/31/2012	$10.42508	$11.50261	393,067
01/01/2013 to 12/31/2013	$11.50261	$13.27553	1,074,399
01/01/2014 to 12/31/2014	$13.27553	$13.87277	1,959,032
01/01/2015 to 12/31/2015	$13.87277	$13.67396	2,175,371
01/01/2016 to 12/31/2016	$13.67396	$14.25960	2,120,713
01/01/2017 to 12/31/2017	$14.25960	$16.07475	2,066,118
01/01/2018 to 12/31/2018	$16.07475	$14.98965	1,731,857
01/01/2019 to 12/31/2019	$14.98965	$17.56017	1,583,047

A 62

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99842	$9.15128	0
01/01/2012 to 12/31/2012	$9.15128	$10.04504	0
01/01/2013 to 12/31/2013	$10.04504	$10.92367	311,359
01/01/2014 to 12/31/2014	$10.92367	$11.24074	702,297
01/01/2015 to 12/31/2015	$11.24074	$10.69626	864,137
01/01/2016 to 12/31/2016	$10.69626	$11.22383	855,734
01/01/2017 to 12/31/2017	$11.22383	$12.39979	873,885
01/01/2018 to 12/31/2018	$12.39979	$11.52080	655,547
01/01/2019 to 12/31/2019	$11.52080	$13.29333	668,334
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00785	$10.08594	15,226
01/01/2011 to 12/31/2011	$10.08594	$10.11721	11,174
01/01/2012 to 12/31/2012	$10.11721	$10.39081	10,747
01/01/2013 to 12/31/2013	$10.39081	$9.97182	48,740
01/01/2014 to 12/31/2014	$9.97182	$9.77297	96,935
01/01/2015 to 12/31/2015	$9.77297	$9.63362	76,421
01/01/2016 to 12/31/2016	$9.63362	$9.60532	100,033
01/01/2017 to 12/31/2017	$9.60532	$9.58362	67,512
01/01/2018 to 12/31/2018	$9.58362	$9.47050	54,230
01/01/2019 to 12/31/2019	$9.47050	$9.71997	58,062
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00677	$10.35874	160,936
01/01/2011 to 12/31/2011	$10.35874	$10.48519	94,123
01/01/2012 to 12/31/2012	$10.48519	$11.24454	84,364
01/01/2013 to 12/31/2013	$11.24454	$10.82817	68,270
01/01/2014 to 12/31/2014	$10.82817	$11.07205	80,588
01/01/2015 to 12/31/2015	$11.07205	$10.63279	65,477
01/01/2016 to 12/31/2016	$10.63279	$10.87224	54,678
01/01/2017 to 12/31/2017	$10.87224	$11.13147	56,514
01/01/2018 to 12/31/2018	$11.13147	$10.84682	28,624
01/01/2019 to 12/31/2019	$10.84682	$11.62229	73,124
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99842	$10.63662	0
01/01/2011 to 12/31/2011	$10.63662	$12.10168	0
01/01/2012 to 12/31/2012	$12.10168	$12.56702	91,657
01/01/2013 to 12/31/2013	$12.56702	$11.73261	102,967
01/01/2014 to 12/31/2014	$11.73261	$12.00049	59,139
01/01/2015 to 12/31/2015	$12.00049	$11.89863	71,094
01/01/2016 to 12/31/2016	$11.89863	$11.84192	65,291
01/01/2017 to 12/31/2017	$11.84192	$11.70583	37,693
01/01/2018 to 12/31/2018	$11.70583	$11.54681	484,635
01/01/2019 to 12/31/2019	$11.54681	$11.48569	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00925	$10.66744	0
01/01/2011 to 12/31/2011	$10.66744	$12.41953	470
01/01/2012 to 12/31/2012	$12.41953	$12.95314	0
01/01/2013 to 12/31/2013	$12.95314	$11.87901	174,512
01/01/2014 to 12/31/2014	$11.87901	$12.37107	139,121
01/01/2015 to 12/31/2015	$12.37107	$12.32133	194,851
01/01/2016 to 12/31/2016	$12.32133	$12.32424	158,050
01/01/2017 to 12/31/2017	$12.32424	$12.19778	47,043
01/01/2018 to 12/31/2018	$12.19778	$11.99964	56,525
01/01/2019 to 12/31/2019	$11.99964	$12.18363	510,310

A 63

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00818	$10.76903	0
01/01/2011 to 12/31/2011	$10.76903	$12.70955	861,992
01/01/2012 to 12/31/2012	$12.70955	$13.31482	810,057
01/01/2013 to 12/31/2013	$13.31482	$12.14747	199,150
01/01/2014 to 12/31/2014	$12.14747	$12.83201	332,494
01/01/2015 to 12/31/2015	$12.83201	$12.81266	320,540
01/01/2016 to 12/31/2016	$12.81266	$12.82527	261,437
01/01/2017 to 12/31/2017	$12.82527	$12.78103	87,087
01/01/2018 to 12/31/2018	$12.78103	$12.54546	60,955
01/01/2019 to 12/31/2019	$12.54546	$12.93078	154,231
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99842	$12.00835	353,944
01/01/2012 to 12/31/2012	$12.00835	$12.46866	553,030
01/01/2013 to 12/31/2013	$12.46866	$11.03969	690,229
01/01/2014 to 12/31/2014	$11.03969	$11.95288	531,200
01/01/2015 to 12/31/2015	$11.95288	$11.97163	538,439
01/01/2016 to 12/31/2016	$11.97163	$11.95917	359,165
01/01/2017 to 12/31/2017	$11.95917	$11.91655	292,576
01/01/2018 to 12/31/2018	$11.91655	$11.67173	86,078
01/01/2019 to 12/31/2019	$11.67173	$12.12452	78,393
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99790	$10.38840	79,723
01/01/2013 to 12/31/2013	$10.38840	$9.15159	1,355,620
01/01/2014 to 12/31/2014	$9.15159	$10.11067	483,237
01/01/2015 to 12/31/2015	$10.11067	$10.18710	3,257
01/01/2016 to 12/31/2016	$10.18710	$10.18486	56,018
01/01/2017 to 12/31/2017	$10.18486	$10.16122	46,773
01/01/2018 to 12/31/2018	$10.16122	$9.94091	23,547
01/01/2019 to 12/31/2019	$9.94091	$10.38676	3,634
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99895	$8.74065	98,599
01/01/2014 to 12/31/2014	$8.74065	$9.82571	272,791
01/01/2015 to 12/31/2015	$9.82571	$9.91282	14,331
01/01/2016 to 12/31/2016	$9.91282	$9.91025	0
01/01/2017 to 12/31/2017	$9.91025	$9.88602	247,080
01/01/2018 to 12/31/2018	$9.88602	$9.63479	205,428
01/01/2019 to 12/31/2019	$9.63479	$10.20371	96,264
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99895	$11.29143	77,127
01/01/2015 to 12/31/2015	$11.29143	$11.29830	998,407
01/01/2016 to 12/31/2016	$11.29830	$11.35800	0
01/01/2017 to 12/31/2017	$11.35800	$11.34658	0
01/01/2018 to 12/31/2018	$11.34658	$11.04810	90,397
01/01/2019 to 12/31/2019	$11.04810	$11.78307	33,065
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99895	$9.92773	91,167
01/01/2016 to 12/31/2016	$9.92773	$9.94169	1,061,459
01/01/2017 to 12/31/2017	$9.94169	$9.98937	716,149
01/01/2018 to 12/31/2018	$9.98937	$9.69663	660,306
01/01/2019 to 12/31/2019	$9.69663	$10.46638	594,538
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99790	$9.86937	657,558
01/01/2017 to 12/31/2017	$9.86937	$9.94229	428,070
01/01/2018 to 12/31/2018	$9.94229	$9.62962	330,407
01/01/2019 to 12/31/2019	$9.62962	$10.45627	217,881

A 64

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99790	$10.02639	0
01/01/2018 to 12/31/2018	$10.02639	$9.63278	410,196
01/01/2019 to 12/31/2019	$9.63278	$10.54486	98,842
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99790	$9.65205	13,088
01/01/2019 to 12/31/2019	$9.65205	$10.63309	299,599
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99895	$11.22275	79,860
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97759	$10.83811	288,561
01/01/2011 to 12/31/2011	$10.83811	$10.37448	161,314
01/01/2012 to 12/31/2012	$10.37448	$11.57366	136,989
01/01/2013 to 12/31/2013	$11.57366	$13.92892	726,695
01/01/2014 to 12/31/2014	$13.92892	$14.62013	1,647,889
01/01/2015 to 12/31/2015	$14.62013	$14.41893	2,103,110
01/01/2016 to 12/31/2016	$14.41893	$15.11264	2,268,473
01/01/2017 to 12/31/2017	$15.11264	$17.47869	2,301,978
01/01/2018 to 12/31/2018	$17.47869	$16.07872	1,776,864
01/01/2019 to 12/31/2019	$16.07872	$19.28247	1,962,744
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99842	$11.63768	1,787
01/01/2014 to 12/31/2014	$11.63768	$12.97041	33,733
01/01/2015 to 12/31/2015	$12.97041	$12.26956	36,945
01/01/2016 to 12/31/2016	$12.26956	$13.82976	35,364
01/01/2017 to 12/31/2017	$13.82976	$16.06461	34,537
01/01/2018 to 12/31/2018	$16.06461	$15.00682	27,174
01/01/2019 to 12/31/2019	$15.00682	$19.29017	33,990
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97009	$11.55054	6,075
01/01/2011 to 12/31/2011	$11.55054	$10.76044	2,731
01/01/2012 to 12/31/2012	$10.76044	$13.38514	2,361
01/01/2013 to 12/31/2013	$13.38514	$13.70175	1,196
01/01/2014 to 12/31/2014	$13.70175	$15.31302	5,133
01/01/2015 to 12/31/2015	$15.31302	$15.00855	4,492
01/01/2016 to 12/31/2016	$15.00855	$14.85588	4,835
01/01/2017 to 12/31/2017	$14.85588	$16.16100	4,010
01/01/2018 to 12/31/2018	$16.16100	$15.10567	4,470
01/01/2019 to 12/31/2019	$15.10567	$18.54223	3,802
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95981	$11.79118	8,354
01/01/2011 to 12/31/2011	$11.79118	$12.32991	9,082
01/01/2012 to 12/31/2012	$12.32991	$13.95173	6,438
01/01/2013 to 12/31/2013	$13.95173	$14.11551	4,554
01/01/2014 to 12/31/2014	$14.11551	$18.12815	18,315
01/01/2015 to 12/31/2015	$18.12815	$18.64520	23,256
01/01/2016 to 12/31/2016	$18.64520	$19.17255	24,618
01/01/2017 to 12/31/2017	$19.17255	$19.98393	18,099
01/01/2018 to 12/31/2018	$19.98393	$18.67009	16,344
01/01/2019 to 12/31/2019	$18.67009	$24.03292	14,863

A 65

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97590	$11.02002	203,708
01/01/2011 to 12/31/2011	$11.02002	$10.64837	156,932
01/01/2012 to 12/31/2012	$10.64837	$11.55676	142,625
01/01/2013 to 12/31/2013	$11.55676	$13.01069	531,149
01/01/2014 to 12/31/2014	$13.01069	$13.16575	872,849
01/01/2015 to 12/31/2015	$13.16575	$13.04361	1,193,809
01/01/2016 to 12/31/2016	$13.04361	$13.34057	1,209,702
01/01/2017 to 12/31/2017	$13.34057	$15.24362	1,156,419
01/01/2018 to 12/31/2018	$15.24362	$13.79435	911,474
01/01/2019 to 12/31/2019	$13.79435	$16.23881	898,806
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98817	$10.70690	133,407
01/01/2011 to 12/31/2011	$10.70690	$10.45048	88,967
01/01/2012 to 12/31/2012	$10.45048	$11.29012	62,652
01/01/2013 to 12/31/2013	$11.29012	$12.16343	470,528
01/01/2014 to 12/31/2014	$12.16343	$12.41448	771,815
01/01/2015 to 12/31/2015	$12.41448	$12.06788	821,049
01/01/2016 to 12/31/2016	$12.06788	$12.46133	805,442
01/01/2017 to 12/31/2017	$12.46133	$13.72685	1,098,834
01/01/2018 to 12/31/2018	$13.72685	$12.51425	874,431
01/01/2019 to 12/31/2019	$12.51425	$14.24339	899,504
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96505	$11.49647	12,376
01/01/2011 to 12/31/2011	$11.49647	$11.42521	9,830
01/01/2012 to 12/31/2012	$11.42521	$12.96647	6,907
01/01/2013 to 12/31/2013	$12.96647	$17.65730	12,855
01/01/2014 to 12/31/2014	$17.65730	$18.56865	19,041
01/01/2015 to 12/31/2015	$18.56865	$17.21498	17,290
01/01/2016 to 12/31/2016	$17.21498	$20.99466	16,559
01/01/2017 to 12/31/2017	$20.99466	$23.10732	15,597
01/01/2018 to 12/31/2018	$23.10732	$19.47796	12,487
01/01/2019 to 12/31/2019	$19.47796	$23.43332	17,824
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99843	$9.84822	634
01/01/2011 to 12/31/2011	$9.84822	$9.66356	390
01/01/2012 to 12/31/2012	$9.66356	$9.48024	275
01/01/2013 to 12/31/2013	$9.48024	$9.30014	11,794
01/01/2014 to 12/31/2014	$9.30014	$9.12348	55,662
01/01/2015 to 12/31/2015	$9.12348	$8.95015	45,175
01/01/2016 to 12/31/2016	$8.95015	$8.78059	20,871
01/01/2017 to 12/31/2017	$8.78059	$8.64352	17,771
01/01/2018 to 12/31/2018	$8.64352	$8.58869	24,344
01/01/2019 to 12/31/2019	$8.58869	$8.56794	3,827
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98440	$10.76839	14,033
01/01/2011 to 12/31/2011	$10.76839	$10.89931	11,010
01/01/2012 to 12/31/2012	$10.89931	$12.17532	9,565
01/01/2013 to 12/31/2013	$12.17532	$12.80158	10,980
01/01/2014 to 12/31/2014	$12.80158	$12.87958	52,516
01/01/2015 to 12/31/2015	$12.87958	$12.18460	60,688
01/01/2016 to 12/31/2016	$12.18460	$13.79401	56,464
01/01/2017 to 12/31/2017	$13.79401	$14.54378	46,813
01/01/2018 to 12/31/2018	$14.54378	$13.98263	31,469
01/01/2019 to 12/31/2019	$13.98263	$15.81572	29,633

A 66

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99041	$10.62452	0
01/01/2011 to 12/31/2011	$10.62452	$9.98690	0
01/01/2012 to 12/31/2012	$9.98690	$11.45122	0
01/01/2013 to 12/31/2013	$11.45122	$15.71162	9,401
01/01/2014 to 12/31/2014	$15.71162	$17.53196	26,182
01/01/2015 to 12/31/2015	$17.53196	$15.85109	26,087
01/01/2016 to 12/31/2016	$15.85109	$18.64310	26,396
01/01/2017 to 12/31/2017	$18.64310	$21.80018	25,650
01/01/2018 to 12/31/2018	$21.80018	$18.35737	22,460
01/01/2019 to 12/31/2019	$18.35737	$23.32541	28,457
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92925	$11.26302	11,414
01/01/2011 to 12/31/2011	$11.26302	$9.62127	7,245
01/01/2012 to 12/31/2012	$9.62127	$11.36049	6,477
01/01/2013 to 12/31/2013	$11.36049	$13.26847	4,617
01/01/2014 to 12/31/2014	$13.26847	$12.29718	7,578
01/01/2015 to 12/31/2015	$12.29718	$12.44336	5,012
01/01/2016 to 12/31/2016	$12.44336	$11.74631	6,479
01/01/2017 to 12/31/2017	$11.74631	$15.60622	5,241
01/01/2018 to 12/31/2018	$15.60622	$13.26744	2,697
01/01/2019 to 12/31/2019	$13.26744	$17.19477	5,100
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92912	$10.80157	5,018
01/01/2011 to 12/31/2011	$10.80157	$9.26679	3,829
01/01/2012 to 12/31/2012	$9.26679	$10.60652	3,715
01/01/2013 to 12/31/2013	$10.60652	$12.43063	6,000
01/01/2014 to 12/31/2014	$12.43063	$11.37699	7,716
01/01/2015 to 12/31/2015	$11.37699	$11.25207	6,928
01/01/2016 to 12/31/2016	$11.25207	$11.10280	6,423
01/01/2017 to 12/31/2017	$11.10280	$13.37734	6,782
01/01/2018 to 12/31/2018	$13.37734	$11.00440	3,487
01/01/2019 to 12/31/2019	$11.00440	$12.95687	6,550
AST Investment Grade Bond Portfolio
02/25/2013* to 12/31/2013	$10.04416	$9.58248	0
01/01/2014 to 12/31/2014	$9.58248	$10.03301	4,360
01/01/2015 to 12/31/2015	$10.03301	$9.95788	571,958
01/01/2016 to 12/31/2016	$9.95788	$10.17981	1,034,456
01/01/2017 to 12/31/2017	$10.17981	$10.41759	93,507
01/01/2018 to 12/31/2018	$10.41759	$10.19139	3,642,121
01/01/2019 to 12/31/2019	$10.19139	$11.12060	126,657
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97666	$10.87788	50,507
01/01/2011 to 12/31/2011	$10.87788	$10.61070	47,740
01/01/2012 to 12/31/2012	$10.61070	$11.82263	49,065
01/01/2013 to 12/31/2013	$11.82263	$13.48642	305,865
01/01/2014 to 12/31/2014	$13.48642	$14.07221	546,197
01/01/2015 to 12/31/2015	$14.07221	$13.66023	661,769
01/01/2016 to 12/31/2016	$13.66023	$14.10036	663,148
01/01/2017 to 12/31/2017	$14.10036	$16.17872	632,067
01/01/2018 to 12/31/2018	$16.17872	$14.69972	518,532
01/01/2019 to 12/31/2019	$14.69972	$17.22240	492,950

A 67

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92178	$10.56344	4,504
01/01/2011 to 12/31/2011	$10.56344	$9.41473	1,853
01/01/2012 to 12/31/2012	$9.41473	$11.25910	2,083
01/01/2013 to 12/31/2013	$11.25910	$12.74180	4,419
01/01/2014 to 12/31/2014	$12.74180	$11.70410	30,339
01/01/2015 to 12/31/2015	$11.70410	$11.16087	30,425
01/01/2016 to 12/31/2016	$11.16087	$11.16076	30,859
01/01/2017 to 12/31/2017	$11.16076	$14.19373	29,695
01/01/2018 to 12/31/2018	$14.19373	$11.49043	29,278
01/01/2019 to 12/31/2019	$11.49043	$14.34080	21,385
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.59346	112,641
01/01/2011 to 12/31/2011	$10.59346	$10.41679	83,867
01/01/2012 to 12/31/2012	$10.41679	$11.31408	70,443
01/01/2013 to 12/31/2013	$11.31408	$12.32370	180,845
01/01/2014 to 12/31/2014	$12.32370	$12.74837	349,981
01/01/2015 to 12/31/2015	$12.74837	$12.48326	424,604
01/01/2016 to 12/31/2016	$12.48326	$12.71671	414,355
01/01/2017 to 12/31/2017	$12.71671	$13.99053	471,411
01/01/2018 to 12/31/2018	$13.99053	$13.01980	332,797
01/01/2019 to 12/31/2019	$13.01980	$14.63843	368,368
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97127	$10.78242	17,547
01/01/2011 to 12/31/2011	$10.78242	$10.64798	11,764
01/01/2012 to 12/31/2012	$10.64798	$12.03168	10,338
01/01/2013 to 12/31/2013	$12.03168	$16.11071	4,038
01/01/2014 to 12/31/2014	$16.11071	$17.30665	6,517
01/01/2015 to 12/31/2015	$17.30665	$18.78339	5,553
01/01/2016 to 12/31/2016	$18.78339	$18.15736	5,168
01/01/2017 to 12/31/2017	$18.15736	$24.19589	5,624
01/01/2018 to 12/31/2018	$24.19589	$23.35129	5,292
01/01/2019 to 12/31/2019	$23.35129	$30.37627	6,063
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99253	$11.31191	6,498
01/01/2011 to 12/31/2011	$11.31191	$10.99595	2,780
01/01/2012 to 12/31/2012	$10.99595	$12.10993	2,872
01/01/2013 to 12/31/2013	$12.10993	$16.22936	2,771
01/01/2014 to 12/31/2014	$16.22936	$17.60703	11,626
01/01/2015 to 12/31/2015	$17.60703	$19.01221	9,072
01/01/2016 to 12/31/2016	$19.01221	$19.69184	7,431
01/01/2017 to 12/31/2017	$19.69184	$25.69193	6,460
01/01/2018 to 12/31/2018	$25.69193	$24.52367	4,243
01/01/2019 to 12/31/2019	$24.52367	$31.66749	10,527
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98755	$10.90100	7,833
01/01/2011 to 12/31/2011	$10.90100	$10.35922	5,493
01/01/2012 to 12/31/2012	$10.35922	$12.50742	3,959
01/01/2013 to 12/31/2013	$12.50742	$15.66056	3,078
01/01/2014 to 12/31/2014	$15.66056	$15.92073	5,144
01/01/2015 to 12/31/2015	$15.92073	$15.38936	5,888
01/01/2016 to 12/31/2016	$15.38936	$16.17127	6,464
01/01/2017 to 12/31/2017	$16.17127	$19.64715	8,015
01/01/2018 to 12/31/2018	$19.64715	$17.43073	7,575
01/01/2019 to 12/31/2019	$17.43073	$22.22222	17,366

A 68

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99843	$10.30591	4,572
01/01/2013 to 12/31/2013	$10.30591	$12.02243	164,303
01/01/2014 to 12/31/2014	$12.02243	$12.40002	354,444
01/01/2015 to 12/31/2015	$12.40002	$12.01335	465,156
01/01/2016 to 12/31/2016	$12.01335	$12.29506	512,880
01/01/2017 to 12/31/2017	$12.29506	$14.05136	484,245
01/01/2018 to 12/31/2018	$14.05136	$12.64242	370,940
01/01/2019 to 12/31/2019	$12.64242	$15.22538	407,174
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.87655	6,060
01/01/2011 to 12/31/2011	$10.87655	$10.60683	2,566
01/01/2012 to 12/31/2012	$10.60683	$12.18265	3,081
01/01/2013 to 12/31/2013	$12.18265	$16.33812	6,084
01/01/2014 to 12/31/2014	$16.33812	$17.42381	9,878
01/01/2015 to 12/31/2015	$17.42381	$18.32835	8,406
01/01/2016 to 12/31/2016	$18.32835	$18.32462	8,939
01/01/2017 to 12/31/2017	$18.32462	$23.49795	6,758
01/01/2018 to 12/31/2018	$23.49795	$23.54466	5,258
01/01/2019 to 12/31/2019	$23.54466	$31.82341	7,300
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99843	$10.18715	0
01/01/2013 to 12/31/2013	$10.18715	$13.44187	4,666
01/01/2014 to 12/31/2014	$13.44187	$14.53393	6,768
01/01/2015 to 12/31/2015	$14.53393	$14.15468	8,281
01/01/2016 to 12/31/2016	$14.15468	$15.75350	9,147
01/01/2017 to 12/31/2017	$15.75350	$18.13481	9,863
01/01/2018 to 12/31/2018	$18.13481	$15.98283	7,112
01/01/2019 to 12/31/2019	$15.98283	$20.28059	6,437
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01975	$11.42143	14,643
01/01/2011 to 12/31/2011	$11.42143	$10.87115	10,984
01/01/2012 to 12/31/2012	$10.87115	$12.75606	6,987
01/01/2013 to 12/31/2013	$12.75606	$16.54211	13,075
01/01/2014 to 12/31/2014	$16.54211	$18.09847	21,528
01/01/2015 to 12/31/2015	$18.09847	$16.74518	39,669
01/01/2016 to 12/31/2016	$16.74518	$16.69798	40,367
01/01/2017 to 12/31/2017	$16.69798	$20.81960	44,253
01/01/2018 to 12/31/2018	$20.81960	$19.53372	26,873
01/01/2019 to 12/31/2019	$19.53372	$24.94126	32,213
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99098	$11.24020	2,569
01/01/2011 to 12/31/2011	$11.24020	$10.75300	1,902
01/01/2012 to 12/31/2012	$10.75300	$12.35515	1,785
01/01/2013 to 12/31/2013	$12.35515	$17.21196	17,385
01/01/2014 to 12/31/2014	$17.21196	$19.29110	24,085
01/01/2015 to 12/31/2015	$19.29110	$17.85778	20,175
01/01/2016 to 12/31/2016	$17.85778	$20.71307	20,560
01/01/2017 to 12/31/2017	$20.71307	$23.12258	22,463
01/01/2018 to 12/31/2018	$23.12258	$18.95129	13,203
01/01/2019 to 12/31/2019	$18.95129	$22.49821	9,537

A 69

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93890	$11.68109	24,943
01/01/2011 to 12/31/2011	$11.68109	$9.13642	17,385
01/01/2012 to 12/31/2012	$9.13642	$10.56957	10,106
01/01/2013 to 12/31/2013	$10.56957	$10.39181	14,396
01/01/2014 to 12/31/2014	$10.39181	$9.71685	17,017
01/01/2015 to 12/31/2015	$9.71685	$7.93770	15,640
01/01/2016 to 12/31/2016	$7.93770	$8.74987	17,206
01/01/2017 to 12/31/2017	$8.74987	$10.84837	13,858
01/01/2018 to 12/31/2018	$10.84837	$9.14636	9,425
01/01/2019 to 12/31/2019	$9.14636	$10.17036	14,895
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98939	$10.60245	393,476
01/01/2011 to 12/31/2011	$10.60245	$10.50489	272,532
01/01/2012 to 12/31/2012	$10.50489	$11.37415	244,555
01/01/2013 to 12/31/2013	$11.37415	$12.18605	691,299
01/01/2014 to 12/31/2014	$12.18605	$12.64490	1,143,117
01/01/2015 to 12/31/2015	$12.64490	$12.42241	1,257,307
01/01/2016 to 12/31/2016	$12.42241	$12.86037	1,278,579
01/01/2017 to 12/31/2017	$12.86037	$13.89478	1,590,624
01/01/2018 to 12/31/2018	$13.89478	$13.24226	1,183,479
01/01/2019 to 12/31/2019	$13.24226	$14.90552	1,161,213
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01834	$10.06623	0
01/01/2012 to 12/31/2012	$10.06623	$10.57685	0
01/01/2013 to 12/31/2013	$10.57685	$10.13596	345
01/01/2014 to 12/31/2014	$10.13596	$10.54611	69,760
01/01/2015 to 12/31/2015	$10.54611	$10.31799	82,414
01/01/2016 to 12/31/2016	$10.31799	$10.54843	82,362
01/01/2017 to 12/31/2017	$10.54843	$10.93540	78,782
01/01/2018 to 12/31/2018	$10.93540	$10.63925	39,237
01/01/2019 to 12/31/2019	$10.63925	$11.45521	31,109
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96342	$11.51434	138,008
01/01/2011 to 12/31/2011	$11.51434	$10.59391	87,805
01/01/2012 to 12/31/2012	$10.59391	$11.73515	80,358
01/01/2013 to 12/31/2013	$11.73515	$13.47231	486,763
01/01/2014 to 12/31/2014	$13.47231	$14.43197	1,078,879
01/01/2015 to 12/31/2015	$14.43197	$14.07110	1,496,821
01/01/2016 to 12/31/2016	$14.07110	$15.19778	1,551,233
01/01/2017 to 12/31/2017	$15.19778	$17.30972	3,076,300
01/01/2018 to 12/31/2018	$17.30972	$15.68936	2,308,970
01/01/2019 to 12/31/2019	$15.68936	$18.34307	2,480,964
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.89657	2,332
01/01/2011 to 12/31/2011	$10.89657	$11.05948	1,101
01/01/2012 to 12/31/2012	$11.05948	$12.88919	1,075
01/01/2013 to 12/31/2013	$12.88919	$16.74464	712
01/01/2014 to 12/31/2014	$16.74464	$19.25416	6,999
01/01/2015 to 12/31/2015	$19.25416	$19.46992	8,420
01/01/2016 to 12/31/2016	$19.46992	$21.93650	7,689
01/01/2017 to 12/31/2017	$21.93650	$26.30946	7,989
01/01/2018 to 12/31/2018	$26.30946	$23.68633	9,059
01/01/2019 to 12/31/2019	$23.68633	$28.92119	6,844

A 70

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99842	$8.88478	0
01/01/2012 to 12/31/2012	$8.88478	$9.86246	0
01/01/2013 to 12/31/2013	$9.86246	$11.84221	3,907
01/01/2014 to 12/31/2014	$11.84221	$12.37240	7,967
01/01/2015 to 12/31/2015	$12.37240	$12.15561	9,221
01/01/2016 to 12/31/2016	$12.15561	$12.67909	9,010
01/01/2017 to 12/31/2017	$12.67909	$14.70144	8,732
01/01/2018 to 12/31/2018	$14.70144	$13.47923	8,765
01/01/2019 to 12/31/2019	$13.47923	$16.02711	5,778
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97176	$12.16375	2,818
01/01/2011 to 12/31/2011	$12.16375	$10.36831	2,704
01/01/2012 to 12/31/2012	$10.36831	$12.21274	2,241
01/01/2013 to 12/31/2013	$12.21274	$16.87039	3,306
01/01/2014 to 12/31/2014	$16.87039	$17.36748	10,091
01/01/2015 to 12/31/2015	$17.36748	$17.26490	8,500
01/01/2016 to 12/31/2016	$17.26490	$18.24165	7,795
01/01/2017 to 12/31/2017	$18.24165	$22.85160	12,284
01/01/2018 to 12/31/2018	$22.85160	$19.98435	7,551
01/01/2019 to 12/31/2019	$19.98435	$26.75703	6,096
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96081	$12.62411	2,369
01/01/2011 to 12/31/2011	$12.62411	$12.26334	985
01/01/2012 to 12/31/2012	$12.26334	$13.49477	1,295
01/01/2013 to 12/31/2013	$13.49477	$17.89491	8,900
01/01/2014 to 12/31/2014	$17.89491	$18.22541	11,764
01/01/2015 to 12/31/2015	$18.22541	$18.01957	9,606
01/01/2016 to 12/31/2016	$18.01957	$19.81286	11,955
01/01/2017 to 12/31/2017	$19.81286	$24.08619	11,545
01/01/2018 to 12/31/2018	$24.08619	$21.64045	8,078
01/01/2019 to 12/31/2019	$21.64045	$27.62375	12,084
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96424	$11.47308	2,916
01/01/2011 to 12/31/2011	$11.47308	$10.58275	1,021
01/01/2012 to 12/31/2012	$10.58275	$12.26676	914
01/01/2013 to 12/31/2013	$12.26676	$16.53459	1,840
01/01/2014 to 12/31/2014	$16.53459	$17.07496	4,761
01/01/2015 to 12/31/2015	$17.07496	$16.02859	5,503
01/01/2016 to 12/31/2016	$16.02859	$20.31700	4,190
01/01/2017 to 12/31/2017	$20.31700	$21.39649	4,441
01/01/2018 to 12/31/2018	$21.39649	$17.40398	3,950
01/01/2019 to 12/31/2019	$17.40398	$20.82601	7,389
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99212	$10.69858	424,416
01/01/2011 to 12/31/2011	$10.69858	$10.70386	354,864
01/01/2012 to 12/31/2012	$10.70386	$11.91749	311,145
01/01/2013 to 12/31/2013	$11.91749	$13.65914	1,302,316
01/01/2014 to 12/31/2014	$13.65914	$14.18744	2,512,380
01/01/2015 to 12/31/2015	$14.18744	$13.92374	4,223,132
01/01/2016 to 12/31/2016	$13.92374	$14.69039	4,147,582
01/01/2017 to 12/31/2017	$14.69039	$16.63259	4,013,217
01/01/2018 to 12/31/2018	$16.63259	$15.44574	3,119,978
01/01/2019 to 12/31/2019	$15.44574	$18.31077	3,184,589

A 71

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97100	$11.14285	35,721
01/01/2011 to 12/31/2011	$11.14285	$10.74611	28,961
01/01/2012 to 12/31/2012	$10.74611	$12.39520	23,590
01/01/2013 to 12/31/2013	$12.39520	$17.51339	29,021
01/01/2014 to 12/31/2014	$17.51339	$18.61447	56,020
01/01/2015 to 12/31/2015	$18.61447	$20.01090	60,817
01/01/2016 to 12/31/2016	$20.01090	$20.16122	59,831
01/01/2017 to 12/31/2017	$20.16122	$27.27281	65,895
01/01/2018 to 12/31/2018	$27.27281	$27.78620	29,909
01/01/2019 to 12/31/2019	$27.78620	$34.95341	27,933
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98603	$10.67390	9,539
01/01/2011 to 12/31/2011	$10.67390	$10.41987	2,561
01/01/2012 to 12/31/2012	$10.41987	$11.59143	2,472
01/01/2013 to 12/31/2013	$11.59143	$15.30911	570
01/01/2014 to 12/31/2014	$15.30911	$15.25228	5,726
01/01/2015 to 12/31/2015	$15.25228	$14.05521	5,211
01/01/2016 to 12/31/2016	$14.05521	$14.63380	5,661
01/01/2017 to 12/31/2017	$14.63380	$16.73292	5,454
01/01/2018 to 12/31/2018	$16.73292	$14.81941	5,145
01/01/2019 to 12/31/2019	$14.81941	$18.31332	27,928
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85968	$11.48283	16,796
01/01/2011 to 12/31/2011	$11.48283	$9.58441	13,137
01/01/2012 to 12/31/2012	$9.58441	$9.74218	10,910
01/01/2013 to 12/31/2013	$9.74218	$11.02705	4,485
01/01/2014 to 12/31/2014	$11.02705	$9.91307	10,425
01/01/2015 to 12/31/2015	$9.91307	$7.85235	11,349
01/01/2016 to 12/31/2016	$7.85235	$9.59967	9,765
01/01/2017 to 12/31/2017	$9.59967	$10.38845	6,943
01/01/2018 to 12/31/2018	$10.38845	$8.49293	5,610
01/01/2019 to 12/31/2019	$8.49293	$9.73676	13,661
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98011	$10.31689	24,262
01/01/2011 to 12/31/2011	$10.31689	$10.53864	16,566
01/01/2012 to 12/31/2012	$10.53864	$10.87844	15,623
01/01/2013 to 12/31/2013	$10.87844	$10.27131	11,270
01/01/2014 to 12/31/2014	$10.27131	$10.13234	35,195
01/01/2015 to 12/31/2015	$10.13234	$9.48072	32,653
01/01/2016 to 12/31/2016	$9.48072	$9.70623	33,571
01/01/2017 to 12/31/2017	$9.70623	$9.71675	40,393
01/01/2018 to 12/31/2018	$9.71675	$9.72168	26,849
01/01/2019 to 12/31/2019	$9.72168	$9.68993	25,879
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98869	$11.50772	2,859
01/01/2011 to 12/31/2011	$11.50772	$10.89980	978
01/01/2012 to 12/31/2012	$10.89980	$12.66098	1,022
01/01/2013 to 12/31/2013	$12.66098	$16.44666	2,641
01/01/2014 to 12/31/2014	$16.44666	$18.54936	7,132
01/01/2015 to 12/31/2015	$18.54936	$16.99439	7,431
01/01/2016 to 12/31/2016	$16.99439	$19.00556	7,345
01/01/2017 to 12/31/2017	$19.00556	$22.10058	7,438
01/01/2018 to 12/31/2018	$22.10058	$18.09571	7,331
01/01/2019 to 12/31/2019	$18.09571	$21.15050	6,517

A 72

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99842	$8.82229	0
01/01/2012 to 12/31/2012	$8.82229	$9.60719	10,169
01/01/2013 to 12/31/2013	$9.60719	$11.35710	366,460
01/01/2014 to 12/31/2014	$11.35710	$11.75460	1,198,339
01/01/2015 to 12/31/2015	$11.75460	$11.45826	1,338,817
01/01/2016 to 12/31/2016	$11.45826	$11.97442	1,255,799
01/01/2017 to 12/31/2017	$11.97442	$13.34439	1,179,186
01/01/2018 to 12/31/2018	$13.34439	$12.43534	958,018
01/01/2019 to 12/31/2019	$12.43534	$14.70649	962,993
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99842	$10.40601	37,972
01/01/2011 to 12/31/2011	$10.40601	$10.82363	22,075
01/01/2012 to 12/31/2012	$10.82363	$11.45149	21,616
01/01/2013 to 12/31/2013	$11.45149	$11.06625	32,491
01/01/2014 to 12/31/2014	$11.06625	$11.63736	70,423
01/01/2015 to 12/31/2015	$11.63736	$11.55742	63,917
01/01/2016 to 12/31/2016	$11.55742	$11.92225	62,894
01/01/2017 to 12/31/2017	$11.92225	$12.43412	69,798
01/01/2018 to 12/31/2018	$12.43412	$11.92046	66,078
01/01/2019 to 12/31/2019	$11.92046	$13.13249	88,480
*Denotes the start date of these sub-accounts

A 73

PREMIER RETIREMENT B SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
01/01/2019 to 12/31/2019	$12.36263	$14.20530	57,784
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
01/01/2019 to 12/31/2019	$16.35373	$19.73136	39,542
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
01/01/2019 to 12/31/2019	$13.22832	$15.46111	60,618
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
01/01/2019 to 12/31/2019	$15.61408	$18.46124	136,065

A 74

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
01/01/2019 to 12/31/2019	$11.90270	$12.32937	11,722
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
01/01/2019 to 12/31/2019	$14.17661	$15.33112	13,689
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
01/01/2019 to 12/31/2019	$15.78215	$19.10225	61,886
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
01/01/2019 to 12/31/2019	$13.74481	$17.02803	2,456
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313
01/01/2019 to 12/31/2019	$14.25356	$18.51789	5,324

A 75

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
01/01/2019 to 12/31/2019	$13.07285	$15.53206	35,624
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825
01/01/2019 to 12/31/2019	$12.99418	$14.92684	28,437
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
01/01/2019 to 12/31/2019	$22.03326	$26.75324	5,715
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
01/01/2019 to 12/31/2019	$9.64920	$9.71522	6,305
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
01/01/2019 to 12/31/2019	$15.49079	$17.68393	14,032

A 76

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
01/01/2019 to 12/31/2019	$14.05575	$18.02518	9,203
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689
01/01/2019 to 12/31/2019	$11.43688	$14.95971	1,498
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
01/01/2019 to 12/31/2019	$10.06836	$11.96465	421
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
01/01/2019 to 12/31/2019	$14.74659	$17.43752	20,683
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
01/01/2019 to 12/31/2019	$10.65367	$13.41967	14,512

A 77

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
01/01/2019 to 12/31/2019	$14.09612	$15.99541	10,299
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452
01/01/2019 to 12/31/2019	$26.46778	$34.74953	441
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
01/01/2019 to 12/31/2019	$22.75449	$29.65526	11,501
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
01/01/2019 to 12/31/2019	$17.79928	$22.90247	7,551
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
01/01/2019 to 12/31/2019	$13.44632	$16.34372	3,189

A 78

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
01/01/2019 to 12/31/2019	$23.41734	$31.94467	13,410
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
01/01/2019 to 12/31/2019	$22.88626	$29.49267	15,236
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325
01/01/2019 to 12/31/2019	$18.11547	$21.70530	9,686
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
01/01/2019 to 12/31/2019	$9.40746	$10.55768	246
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
01/01/2019 to 12/31/2019	$15.00285	$17.04382	126,955

A 79

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
01/01/2019 to 12/31/2019	$14.16509	$16.71458	96,298
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
01/01/2019 to 12/31/2019	$20.23491	$24.93613	10,020
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
01/01/2019 to 12/31/2019	$14.46842	$17.36278	17,654
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
01/01/2019 to 12/31/2019	$18.42985	$24.90454	11,164
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222
01/01/2019 to 12/31/2019	$22.26553	$28.68509	2,026

A 80

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
01/01/2019 to 12/31/2019	$16.82275	$20.31714	4,312
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
01/01/2019 to 12/31/2019	$16.36414	$19.57926	98,217
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
01/01/2019 to 12/31/2019	$30.09300	$38.20629	4,763
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
01/01/2019 to 12/31/2019	$12.33326	$15.38238	33,000
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071
01/01/2019 to 12/31/2019	$9.69486	$11.21779	6,119

A 81

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
01/01/2019 to 12/31/2019	$12.22110	$12.29422	4,598
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
01/01/2019 to 12/31/2019	$17.64836	$20.81892	1,615
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
01/01/2019 to 12/31/2019	$13.09050	$15.62487	10,167
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
01/01/2019 to 12/31/2019	$13.63727	$15.16307	21,036
*Denotes the start date of these sub-accounts

A 82

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only or With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96788	$10.81679	2,783,155
01/01/2011 to 12/31/2011	$10.81679	$10.35039	4,131,792
01/01/2012 to 12/31/2012	$10.35039	$11.45280	6,402,595
01/01/2013 to 12/31/2013	$11.45280	$12.38097	6,970,810
01/01/2014 to 12/31/2014	$12.38097	$12.63524	5,964,391
01/01/2015 to 12/31/2015	$12.63524	$12.02065	4,691,932
01/01/2016 to 12/31/2016	$12.02065	$12.56548	4,135,628
01/01/2017 to 12/31/2017	$12.56548	$13.90699	3,937,484
01/01/2018 to 12/31/2018	$13.90699	$12.55718	2,721,378
01/01/2019 to 12/31/2019	$12.55718	$14.32556	2,819,675
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97857	$10.92280	2,069,260
01/01/2011 to 12/31/2011	$10.92280	$10.74947	3,894,177
01/01/2012 to 12/31/2012	$10.74947	$12.00861	8,232,833
01/01/2013 to 12/31/2013	$12.00861	$13.75898	9,599,194
01/01/2014 to 12/31/2014	$13.75898	$14.35121	9,005,849
01/01/2015 to 12/31/2015	$14.35121	$14.22051	8,373,546
01/01/2016 to 12/31/2016	$14.22051	$14.97274	7,796,888
01/01/2017 to 12/31/2017	$14.97274	$17.21021	7,292,328
01/01/2018 to 12/31/2018	$17.21021	$15.92036	6,431,654
01/01/2019 to 12/31/2019	$15.92036	$19.07073	5,407,287
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98765	$10.80894	1,475,848
01/01/2011 to 12/31/2011	$10.80894	$10.43243	2,483,599
01/01/2012 to 12/31/2012	$10.43243	$11.30927	5,233,655
01/01/2013 to 12/31/2013	$11.30927	$12.49992	5,915,648
01/01/2014 to 12/31/2014	$12.49992	$12.91884	5,617,005
01/01/2015 to 12/31/2015	$12.91884	$12.67819	5,360,474
01/01/2016 to 12/31/2016	$12.67819	$13.06319	4,995,825
01/01/2017 to 12/31/2017	$13.06319	$14.92628	4,714,619
01/01/2018 to 12/31/2018	$14.92628	$13.51171	4,014,082
01/01/2019 to 12/31/2019	$13.51171	$15.67908	3,655,727
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99859	$10.09100	0
01/01/2014 to 12/31/2014	$10.09100	$9.60938	0
01/01/2015 to 12/31/2015	$9.60938	$7.97942	0
01/01/2016 to 12/31/2016	$7.97942	$8.89267	0
01/01/2017 to 12/31/2017	$8.89267	$11.79728	14,137
01/01/2018 to 12/31/2018	$11.79728	$9.39748	14,786
01/01/2019 to 12/31/2019	$9.39748	$10.88265	14,325
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99859	$11.63329	0
01/01/2014 to 12/31/2014	$11.63329	$12.94141	0
01/01/2015 to 12/31/2015	$12.94141	$12.94119	0
01/01/2016 to 12/31/2016	$12.94119	$14.08324	0
01/01/2017 to 12/31/2017	$14.08324	$16.90909	0
01/01/2018 to 12/31/2018	$16.90909	$15.26821	846
01/01/2019 to 12/31/2019	$15.26821	$18.39750	846

A 83

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98884	$10.77509	3,042,666
01/01/2011 to 12/31/2011	$10.77509	$10.46346	4,716,751
01/01/2012 to 12/31/2012	$10.46346	$11.56847	7,803,091
01/01/2013 to 12/31/2013	$11.56847	$13.37861	8,839,480
01/01/2014 to 12/31/2014	$13.37861	$14.00897	7,904,419
01/01/2015 to 12/31/2015	$14.00897	$13.83639	7,412,772
01/01/2016 to 12/31/2016	$13.83639	$14.45833	7,033,889
01/01/2017 to 12/31/2017	$14.45833	$16.33176	6,605,907
01/01/2018 to 12/31/2018	$16.33176	$15.26060	5,813,127
01/01/2019 to 12/31/2019	$15.26060	$17.91403	4,723,183
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99859	$9.16386	583,439
01/01/2012 to 12/31/2012	$9.16386	$10.07935	1,989,260
01/01/2013 to 12/31/2013	$10.07935	$10.98344	2,374,351
01/01/2014 to 12/31/2014	$10.98344	$11.32538	2,381,561
01/01/2015 to 12/31/2015	$11.32538	$10.79877	2,231,924
01/01/2016 to 12/31/2016	$10.79877	$11.35441	2,088,092
01/01/2017 to 12/31/2017	$11.35441	$12.56963	2,014,857
01/01/2018 to 12/31/2018	$12.56963	$11.70267	1,671,604
01/01/2019 to 12/31/2019	$11.70267	$13.53080	1,544,204
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00802	$10.10254	328,141
01/01/2011 to 12/31/2011	$10.10254	$10.15429	419,219
01/01/2012 to 12/31/2012	$10.15429	$10.44990	430,403
01/01/2013 to 12/31/2013	$10.44990	$10.04888	409,655
01/01/2014 to 12/31/2014	$10.04888	$9.86856	391,615
01/01/2015 to 12/31/2015	$9.86856	$9.74767	348,609
01/01/2016 to 12/31/2016	$9.74767	$9.73899	348,726
01/01/2017 to 12/31/2017	$9.73899	$9.73689	362,126
01/01/2018 to 12/31/2018	$9.73689	$9.64202	356,958
01/01/2019 to 12/31/2019	$9.64202	$9.91609	325,543
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00694	$10.37575	1,898,043
01/01/2011 to 12/31/2011	$10.37575	$10.52377	2,792,279
01/01/2012 to 12/31/2012	$10.52377	$11.30899	5,031,925
01/01/2013 to 12/31/2013	$11.30899	$10.91248	4,899,563
01/01/2014 to 12/31/2014	$10.91248	$11.18082	4,582,259
01/01/2015 to 12/31/2015	$11.18082	$10.75911	3,865,636
01/01/2016 to 12/31/2016	$10.75911	$11.02373	3,570,794
01/01/2017 to 12/31/2017	$11.02373	$11.30952	3,700,608
01/01/2018 to 12/31/2018	$11.30952	$11.04287	3,206,036
01/01/2019 to 12/31/2019	$11.04287	$11.85658	3,045,492
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97776	$10.85587	2,096,130
01/01/2011 to 12/31/2011	$10.85587	$10.41265	3,374,910
01/01/2012 to 12/31/2012	$10.41265	$11.63998	5,774,390
01/01/2013 to 12/31/2013	$11.63998	$14.03724	7,553,780
01/01/2014 to 12/31/2014	$14.03724	$14.76392	8,327,897
01/01/2015 to 12/31/2015	$14.76392	$14.59043	8,338,663
01/01/2016 to 12/31/2016	$14.59043	$15.32348	8,017,717
01/01/2017 to 12/31/2017	$15.32348	$17.75860	8,011,673
01/01/2018 to 12/31/2018	$17.75860	$16.36972	7,015,192
01/01/2019 to 12/31/2019	$16.36972	$19.67149	5,723,117

A 84

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99859	$11.65792	40,449
01/01/2014 to 12/31/2014	$11.65792	$13.01934	127,235
01/01/2015 to 12/31/2015	$13.01934	$12.34092	117,658
01/01/2016 to 12/31/2016	$12.34092	$13.93842	329,426
01/01/2017 to 12/31/2017	$13.93842	$16.22383	238,960
01/01/2018 to 12/31/2018	$16.22383	$15.18667	172,431
01/01/2019 to 12/31/2019	$15.18667	$19.56111	174,447
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97026	$11.56952	43,077
01/01/2011 to 12/31/2011	$11.56952	$10.80000	89,816
01/01/2012 to 12/31/2012	$10.80000	$13.46178	137,044
01/01/2013 to 12/31/2013	$13.46178	$13.80828	163,725
01/01/2014 to 12/31/2014	$13.80828	$15.46350	137,909
01/01/2015 to 12/31/2015	$15.46350	$15.18706	114,640
01/01/2016 to 12/31/2016	$15.18706	$15.06308	109,367
01/01/2017 to 12/31/2017	$15.06308	$16.41971	116,906
01/01/2018 to 12/31/2018	$16.41971	$15.37900	93,747
01/01/2019 to 12/31/2019	$15.37900	$18.91609	89,624
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95998	$11.81048	108,557
01/01/2011 to 12/31/2011	$11.81048	$12.37513	193,768
01/01/2012 to 12/31/2012	$12.37513	$14.03150	308,569
01/01/2013 to 12/31/2013	$14.03150	$14.22509	332,684
01/01/2014 to 12/31/2014	$14.22509	$18.30603	345,928
01/01/2015 to 12/31/2015	$18.30603	$18.86651	292,234
01/01/2016 to 12/31/2016	$18.86651	$19.43959	287,540
01/01/2017 to 12/31/2017	$19.43959	$20.30351	276,602
01/01/2018 to 12/31/2018	$20.30351	$19.00764	206,822
01/01/2019 to 12/31/2019	$19.00764	$24.51733	187,383
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97607	$11.03811	1,723,298
01/01/2011 to 12/31/2011	$11.03811	$10.68755	3,053,207
01/01/2012 to 12/31/2012	$10.68755	$11.62294	5,708,330
01/01/2013 to 12/31/2013	$11.62294	$13.11185	6,362,716
01/01/2014 to 12/31/2014	$13.11185	$13.29515	5,853,895
01/01/2015 to 12/31/2015	$13.29515	$13.19866	5,708,508
01/01/2016 to 12/31/2016	$13.19866	$13.52663	5,337,156
01/01/2017 to 12/31/2017	$13.52663	$15.48760	5,008,886
01/01/2018 to 12/31/2018	$15.48760	$14.04390	4,340,161
01/01/2019 to 12/31/2019	$14.04390	$16.56641	3,691,643
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98833	$10.72450	1,284,434
01/01/2011 to 12/31/2011	$10.72450	$10.48895	1,944,938
01/01/2012 to 12/31/2012	$10.48895	$11.35484	3,042,159
01/01/2013 to 12/31/2013	$11.35484	$12.25810	3,307,472
01/01/2014 to 12/31/2014	$12.25810	$12.53666	3,009,249
01/01/2015 to 12/31/2015	$12.53666	$12.21154	2,590,849
01/01/2016 to 12/31/2016	$12.21154	$12.63533	2,431,983
01/01/2017 to 12/31/2017	$12.63533	$13.94676	2,432,113
01/01/2018 to 12/31/2018	$13.94676	$12.74086	1,874,168
01/01/2019 to 12/31/2019	$12.74086	$14.53093	1,640,164

A 85

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96522	$11.51535	162,968
01/01/2011 to 12/31/2011	$11.51535	$11.46720	250,592
01/01/2012 to 12/31/2012	$11.46720	$13.04056	391,887
01/01/2013 to 12/31/2013	$13.04056	$17.79423	402,804
01/01/2014 to 12/31/2014	$17.79423	$18.75080	396,308
01/01/2015 to 12/31/2015	$18.75080	$17.41934	371,860
01/01/2016 to 12/31/2016	$17.41934	$21.28695	377,388
01/01/2017 to 12/31/2017	$21.28695	$23.47651	310,813
01/01/2018 to 12/31/2018	$23.47651	$19.82980	269,156
01/01/2019 to 12/31/2019	$19.82980	$23.90516	269,118
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99860	$9.86455	273,624
01/01/2011 to 12/31/2011	$9.86455	$9.69934	623,247
01/01/2012 to 12/31/2012	$9.69934	$9.53456	447,194
01/01/2013 to 12/31/2013	$9.53456	$9.37256	391,063
01/01/2014 to 12/31/2014	$9.37256	$9.21312	404,682
01/01/2015 to 12/31/2015	$9.21312	$9.05630	389,331
01/01/2016 to 12/31/2016	$9.05630	$8.90287	340,673
01/01/2017 to 12/31/2017	$8.90287	$8.78170	309,432
01/01/2018 to 12/31/2018	$8.78170	$8.74388	232,050
01/01/2019 to 12/31/2019	$8.74388	$8.74054	286,092
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98457	$10.78613	118,383
01/01/2011 to 12/31/2011	$10.78613	$10.93950	200,366
01/01/2012 to 12/31/2012	$10.93950	$12.24527	397,008
01/01/2013 to 12/31/2013	$12.24527	$12.90148	503,533
01/01/2014 to 12/31/2014	$12.90148	$13.00657	504,304
01/01/2015 to 12/31/2015	$13.00657	$12.32988	434,852
01/01/2016 to 12/31/2016	$12.32988	$13.98689	365,022
01/01/2017 to 12/31/2017	$13.98689	$14.77713	382,239
01/01/2018 to 12/31/2018	$14.77713	$14.23609	297,896
01/01/2019 to 12/31/2019	$14.23609	$16.13509	315,816
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99058	$10.64194	39,346
01/01/2011 to 12/31/2011	$10.64194	$10.02358	74,837
01/01/2012 to 12/31/2012	$10.02358	$11.51676	97,022
01/01/2013 to 12/31/2013	$11.51676	$15.83369	159,893
01/01/2014 to 12/31/2014	$15.83369	$17.70414	254,525
01/01/2015 to 12/31/2015	$17.70414	$16.03948	213,579
01/01/2016 to 12/31/2016	$16.03948	$18.90299	194,412
01/01/2017 to 12/31/2017	$18.90299	$22.14901	221,632
01/01/2018 to 12/31/2018	$22.14901	$18.68940	235,072
01/01/2019 to 12/31/2019	$18.68940	$23.79572	223,736
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92942	$11.28154	71,949
01/01/2011 to 12/31/2011	$11.28154	$9.65674	146,939
01/01/2012 to 12/31/2012	$9.65674	$11.42561	205,439
01/01/2013 to 12/31/2013	$11.42561	$13.37174	246,278
01/01/2014 to 12/31/2014	$13.37174	$12.41833	259,880
01/01/2015 to 12/31/2015	$12.41833	$12.59154	282,160
01/01/2016 to 12/31/2016	$12.59154	$11.91034	241,229
01/01/2017 to 12/31/2017	$11.91034	$15.85623	254,110
01/01/2018 to 12/31/2018	$15.85623	$13.50753	252,168
01/01/2019 to 12/31/2019	$13.50753	$17.54167	221,539

A 86

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92929	$10.81917	69,809
01/01/2011 to 12/31/2011	$10.81917	$9.30077	130,835
01/01/2012 to 12/31/2012	$9.30077	$10.66713	176,290
01/01/2013 to 12/31/2013	$10.66713	$12.52710	187,264
01/01/2014 to 12/31/2014	$12.52710	$11.48863	198,455
01/01/2015 to 12/31/2015	$11.48863	$11.38567	173,640
01/01/2016 to 12/31/2016	$11.38567	$11.25750	186,937
01/01/2017 to 12/31/2017	$11.25750	$13.59125	182,000
01/01/2018 to 12/31/2018	$13.59125	$11.20328	169,325
01/01/2019 to 12/31/2019	$11.20328	$13.21797	180,177
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00682	$10.62325	3,681
01/01/2011 to 12/31/2011	$10.62325	$11.74255	15,848,756
01/01/2012 to 12/31/2012	$11.74255	$12.62792	6,122,695
01/01/2013 to 12/31/2013	$12.62792	$12.01813	893,990
01/01/2014 to 12/31/2014	$12.01813	$12.60885	1,029,731
01/01/2015 to 12/31/2015	$12.60885	$12.53986	4,577,264
01/01/2016 to 12/31/2016	$12.53986	$12.84539	4,606,258
01/01/2017 to 12/31/2017	$12.84539	$13.17217	1,601,617
01/01/2018 to 12/31/2018	$13.17217	$12.91259	7,985,938
01/01/2019 to 12/31/2019	$12.91259	$14.11864	1,822,175
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97683	$10.89582	737,456
01/01/2011 to 12/31/2011	$10.89582	$10.64989	1,448,339
01/01/2012 to 12/31/2012	$10.64989	$11.89058	2,683,105
01/01/2013 to 12/31/2013	$11.89058	$13.59163	3,099,193
01/01/2014 to 12/31/2014	$13.59163	$14.21092	2,839,575
01/01/2015 to 12/31/2015	$14.21092	$13.82301	2,549,581
01/01/2016 to 12/31/2016	$13.82301	$14.29747	2,391,005
01/01/2017 to 12/31/2017	$14.29747	$16.43814	2,367,419
01/01/2018 to 12/31/2018	$16.43814	$14.96609	2,121,605
01/01/2019 to 12/31/2019	$14.96609	$17.57027	1,986,154
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92194	$10.58075	195,676
01/01/2011 to 12/31/2011	$10.58075	$9.44941	270,284
01/01/2012 to 12/31/2012	$9.44941	$11.32357	420,837
01/01/2013 to 12/31/2013	$11.32357	$12.84095	490,500
01/01/2014 to 12/31/2014	$12.84095	$11.81920	504,746
01/01/2015 to 12/31/2015	$11.81920	$11.29350	498,051
01/01/2016 to 12/31/2016	$11.29350	$11.31638	469,107
01/01/2017 to 12/31/2017	$11.31638	$14.42099	497,800
01/01/2018 to 12/31/2018	$14.42099	$11.69830	459,382
01/01/2019 to 12/31/2019	$11.69830	$14.62997	465,297
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.61090	810,657
01/01/2011 to 12/31/2011	$10.61090	$10.45511	1,639,387
01/01/2012 to 12/31/2012	$10.45511	$11.37878	2,953,294
01/01/2013 to 12/31/2013	$11.37878	$12.41936	3,181,967
01/01/2014 to 12/31/2014	$12.41936	$12.87340	2,921,888
01/01/2015 to 12/31/2015	$12.87340	$12.63141	2,657,243
01/01/2016 to 12/31/2016	$12.63141	$12.89370	2,497,628
01/01/2017 to 12/31/2017	$12.89370	$14.21409	2,282,798
01/01/2018 to 12/31/2018	$14.21409	$13.25491	1,947,866
01/01/2019 to 12/31/2019	$13.25491	$14.93307	1,875,594

A 87

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97144	$10.80010	42,896
01/01/2011 to 12/31/2011	$10.80010	$10.68707	137,379
01/01/2012 to 12/31/2012	$10.68707	$12.10062	242,001
01/01/2013 to 12/31/2013	$12.10062	$16.23595	223,904
01/01/2014 to 12/31/2014	$16.23595	$17.47681	291,114
01/01/2015 to 12/31/2015	$17.47681	$19.00666	295,750
01/01/2016 to 12/31/2016	$19.00666	$18.41062	236,976
01/01/2017 to 12/31/2017	$18.41062	$24.58319	219,566
01/01/2018 to 12/31/2018	$24.58319	$23.77369	196,081
01/01/2019 to 12/31/2019	$23.77369	$30.98873	186,360
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99859	$9.94129	0
01/01/2015 to 12/31/2015	$9.94129	$9.68401	0
01/01/2016 to 12/31/2016	$9.68401	$10.36871	0
01/01/2017 to 12/31/2017	$10.36871	$11.68166	0
01/01/2018 to 12/31/2018	$11.68166	$10.77363	0
01/01/2019 to 12/31/2019	$10.77363	$12.52363	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99269	$11.33042	230,357
01/01/2011 to 12/31/2011	$11.33042	$11.03643	322,925
01/01/2012 to 12/31/2012	$11.03643	$12.17932	605,908
01/01/2013 to 12/31/2013	$12.17932	$16.35559	605,307
01/01/2014 to 12/31/2014	$16.35559	$17.78012	744,532
01/01/2015 to 12/31/2015	$17.78012	$19.23816	578,457
01/01/2016 to 12/31/2016	$19.23816	$19.96645	526,371
01/01/2017 to 12/31/2017	$19.96645	$26.10322	466,747
01/01/2018 to 12/31/2018	$26.10322	$24.96747	374,960
01/01/2019 to 12/31/2019	$24.96747	$32.30614	317,400
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98772	$10.91885	109,112
01/01/2011 to 12/31/2011	$10.91885	$10.39724	169,121
01/01/2012 to 12/31/2012	$10.39724	$12.57884	264,336
01/01/2013 to 12/31/2013	$12.57884	$15.78207	285,396
01/01/2014 to 12/31/2014	$15.78207	$16.07701	289,031
01/01/2015 to 12/31/2015	$16.07701	$15.57213	300,958
01/01/2016 to 12/31/2016	$15.57213	$16.39662	292,168
01/01/2017 to 12/31/2017	$16.39662	$19.96144	279,561
01/01/2018 to 12/31/2018	$19.96144	$17.74598	248,872
01/01/2019 to 12/31/2019	$17.74598	$22.67027	211,531
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99859	$10.32013	586,313
01/01/2013 to 12/31/2013	$10.32013	$12.06359	731,605
01/01/2014 to 12/31/2014	$12.06359	$12.46788	732,638
01/01/2015 to 12/31/2015	$12.46788	$12.10372	662,322
01/01/2016 to 12/31/2016	$12.10372	$12.41263	614,034
01/01/2017 to 12/31/2017	$12.41263	$14.21470	599,386
01/01/2018 to 12/31/2018	$14.21470	$12.81561	490,275
01/01/2019 to 12/31/2019	$12.81561	$15.46538	442,353

A 88

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.89440	60,806
01/01/2011 to 12/31/2011	$10.89440	$10.64578	94,667
01/01/2012 to 12/31/2012	$10.64578	$12.25234	162,458
01/01/2013 to 12/31/2013	$12.25234	$16.46513	177,604
01/01/2014 to 12/31/2014	$16.46513	$17.59506	154,266
01/01/2015 to 12/31/2015	$17.59506	$18.54623	146,583
01/01/2016 to 12/31/2016	$18.54623	$18.58005	136,934
01/01/2017 to 12/31/2017	$18.58005	$23.87390	126,535
01/01/2018 to 12/31/2018	$23.87390	$23.97043	121,292
01/01/2019 to 12/31/2019	$23.97043	$32.46495	109,056
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.19489	3,514
01/01/2013 to 12/31/2013	$10.19489	$13.47958	26,310
01/01/2014 to 12/31/2014	$13.47958	$14.60434	24,990
01/01/2015 to 12/31/2015	$14.60434	$14.25237	51,718
01/01/2016 to 12/31/2016	$14.25237	$15.89439	198,100
01/01/2017 to 12/31/2017	$15.89439	$18.33417	168,622
01/01/2018 to 12/31/2018	$18.33417	$16.19161	147,621
01/01/2019 to 12/31/2019	$16.19161	$20.58742	128,499
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01991	$11.44014	173,273
01/01/2011 to 12/31/2011	$11.44014	$10.91114	217,472
01/01/2012 to 12/31/2012	$10.91114	$12.82923	372,174
01/01/2013 to 12/31/2013	$12.82923	$16.67092	405,466
01/01/2014 to 12/31/2014	$16.67092	$18.27663	428,377
01/01/2015 to 12/31/2015	$18.27663	$16.94451	871,730
01/01/2016 to 12/31/2016	$16.94451	$16.93108	751,527
01/01/2017 to 12/31/2017	$16.93108	$21.15309	730,207
01/01/2018 to 12/31/2018	$21.15309	$19.88736	625,330
01/01/2019 to 12/31/2019	$19.88736	$25.44449	509,716
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99114	$11.25860	109,466
01/01/2011 to 12/31/2011	$11.25860	$10.79250	175,157
01/01/2012 to 12/31/2012	$10.79250	$12.42576	307,952
01/01/2013 to 12/31/2013	$12.42576	$17.34560	357,009
01/01/2014 to 12/31/2014	$17.34560	$19.48059	452,206
01/01/2015 to 12/31/2015	$19.48059	$18.06995	349,941
01/01/2016 to 12/31/2016	$18.06995	$21.00158	330,477
01/01/2017 to 12/31/2017	$21.00158	$23.49230	326,704
01/01/2018 to 12/31/2018	$23.49230	$19.29382	280,605
01/01/2019 to 12/31/2019	$19.29382	$22.95158	257,470
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93907	$11.70034	288,382
01/01/2011 to 12/31/2011	$11.70034	$9.17013	402,766
01/01/2012 to 12/31/2012	$9.17013	$10.63028	643,783
01/01/2013 to 12/31/2013	$10.63028	$10.47283	729,453
01/01/2014 to 12/31/2014	$10.47283	$9.81275	721,985
01/01/2015 to 12/31/2015	$9.81275	$8.03245	666,199
01/01/2016 to 12/31/2016	$8.03245	$8.87224	563,536
01/01/2017 to 12/31/2017	$8.87224	$11.02238	652,111
01/01/2018 to 12/31/2018	$11.02238	$9.31206	540,111
01/01/2019 to 12/31/2019	$9.31206	$10.37566	550,518

A 89

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98956	$10.61981	3,242,388
01/01/2011 to 12/31/2011	$10.61981	$10.54353	4,685,807
01/01/2012 to 12/31/2012	$10.54353	$11.43927	8,150,950
01/01/2013 to 12/31/2013	$11.43927	$12.28073	7,784,675
01/01/2014 to 12/31/2014	$12.28073	$12.76916	7,360,506
01/01/2015 to 12/31/2015	$12.76916	$12.57011	6,677,572
01/01/2016 to 12/31/2016	$12.57011	$13.03960	6,247,245
01/01/2017 to 12/31/2017	$13.03960	$14.11702	5,819,448
01/01/2018 to 12/31/2018	$14.11702	$13.48165	5,062,363
01/01/2019 to 12/31/2019	$13.48165	$15.20591	4,692,560
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01851	$10.06978	11,360
01/01/2012 to 12/31/2012	$10.06978	$10.60206	88,276
01/01/2013 to 12/31/2013	$10.60206	$10.18071	112,368
01/01/2014 to 12/31/2014	$10.18071	$10.61419	161,880
01/01/2015 to 12/31/2015	$10.61419	$10.40575	171,925
01/01/2016 to 12/31/2016	$10.40575	$10.65976	230,441
01/01/2017 to 12/31/2017	$10.65976	$11.07321	308,547
01/01/2018 to 12/31/2018	$11.07321	$10.79547	288,858
01/01/2019 to 12/31/2019	$10.79547	$11.64706	296,373
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96359	$11.53321	1,767,149
01/01/2011 to 12/31/2011	$11.53321	$10.63290	3,215,517
01/01/2012 to 12/31/2012	$10.63290	$11.80236	6,241,518
01/01/2013 to 12/31/2013	$11.80236	$13.57707	6,824,464
01/01/2014 to 12/31/2014	$13.57707	$14.57389	7,295,366
01/01/2015 to 12/31/2015	$14.57389	$14.23837	11,217,661
01/01/2016 to 12/31/2016	$14.23837	$15.40973	10,514,247
01/01/2017 to 12/31/2017	$15.40973	$17.58685	16,590,958
01/01/2018 to 12/31/2018	$17.58685	$15.97319	13,980,245
01/01/2019 to 12/31/2019	$15.97319	$18.71306	12,661,238
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99859	$11.67279	0
01/01/2014 to 12/31/2014	$11.67279	$13.22324	0
01/01/2015 to 12/31/2015	$13.22324	$13.19905	0
01/01/2016 to 12/31/2016	$13.19905	$14.38378	0
01/01/2017 to 12/31/2017	$14.38378	$17.16751	0
01/01/2018 to 12/31/2018	$17.16751	$15.66727	0
01/01/2019 to 12/31/2019	$15.66727	$19.28030	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.91439	8,682
01/01/2011 to 12/31/2011	$10.91439	$11.10006	48,028
01/01/2012 to 12/31/2012	$11.10006	$12.96275	202,404
01/01/2013 to 12/31/2013	$12.96275	$16.87460	221,960
01/01/2014 to 12/31/2014	$16.87460	$19.44302	385,403
01/01/2015 to 12/31/2015	$19.44302	$19.70100	339,850
01/01/2016 to 12/31/2016	$19.70100	$22.24202	333,051
01/01/2017 to 12/31/2017	$22.24202	$26.73003	296,095
01/01/2018 to 12/31/2018	$26.73003	$24.11431	323,447
01/01/2019 to 12/31/2019	$24.11431	$29.50389	173,933

A 90

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.89689	0
01/01/2012 to 12/31/2012	$8.89689	$9.89612	0
01/01/2013 to 12/31/2013	$9.89612	$11.90675	16,132
01/01/2014 to 12/31/2014	$11.90675	$12.46527	2,034
01/01/2015 to 12/31/2015	$12.46527	$12.27176	2,016
01/01/2016 to 12/31/2016	$12.27176	$12.82623	2,019
01/01/2017 to 12/31/2017	$12.82623	$14.90233	1,994
01/01/2018 to 12/31/2018	$14.90233	$13.69146	1,954
01/01/2019 to 12/31/2019	$13.69146	$16.31266	1,959
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97192	$12.18384	68,658
01/01/2011 to 12/31/2011	$12.18384	$10.40658	200,611
01/01/2012 to 12/31/2012	$10.40658	$12.28287	345,173
01/01/2013 to 12/31/2013	$12.28287	$17.00181	352,909
01/01/2014 to 12/31/2014	$17.00181	$17.53857	365,854
01/01/2015 to 12/31/2015	$17.53857	$17.47055	305,428
01/01/2016 to 12/31/2016	$17.47055	$18.49644	255,915
01/01/2017 to 12/31/2017	$18.49644	$23.21770	232,956
01/01/2018 to 12/31/2018	$23.21770	$20.34619	184,203
01/01/2019 to 12/31/2019	$20.34619	$27.29708	161,321
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96097	$12.64476	51,212
01/01/2011 to 12/31/2011	$12.64476	$12.30830	117,969
01/01/2012 to 12/31/2012	$12.30830	$13.57203	225,275
01/01/2013 to 12/31/2013	$13.57203	$18.03404	249,619
01/01/2014 to 12/31/2014	$18.03404	$18.40461	222,602
01/01/2015 to 12/31/2015	$18.40461	$18.23393	238,631
01/01/2016 to 12/31/2016	$18.23393	$20.08921	200,979
01/01/2017 to 12/31/2017	$20.08921	$24.47172	175,989
01/01/2018 to 12/31/2018	$24.47172	$22.03199	161,207
01/01/2019 to 12/31/2019	$22.03199	$28.18087	152,670
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96440	$11.49200	44,213
01/01/2011 to 12/31/2011	$11.49200	$10.62167	63,209
01/01/2012 to 12/31/2012	$10.62167	$12.33695	107,553
01/01/2013 to 12/31/2013	$12.33695	$16.66308	104,066
01/01/2014 to 12/31/2014	$16.66308	$17.24268	103,322
01/01/2015 to 12/31/2015	$17.24268	$16.21902	85,907
01/01/2016 to 12/31/2016	$16.21902	$20.60010	102,032
01/01/2017 to 12/31/2017	$20.60010	$21.73867	109,959
01/01/2018 to 12/31/2018	$21.73867	$17.71857	79,065
01/01/2019 to 12/31/2019	$17.71857	$21.24564	78,041
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99229	$10.71605	2,863,672
01/01/2011 to 12/31/2011	$10.71605	$10.74314	5,207,868
01/01/2012 to 12/31/2012	$10.74314	$11.98557	11,334,791
01/01/2013 to 12/31/2013	$11.98557	$13.76509	12,437,947
01/01/2014 to 12/31/2014	$13.76509	$14.32668	11,920,680
01/01/2015 to 12/31/2015	$14.32668	$14.08904	14,657,282
01/01/2016 to 12/31/2016	$14.08904	$14.89482	13,808,489
01/01/2017 to 12/31/2017	$14.89482	$16.89832	12,881,246
01/01/2018 to 12/31/2018	$16.89832	$15.72480	11,596,731
01/01/2019 to 12/31/2019	$15.72480	$18.67952	9,989,556

A 91

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99859	$10.50745	0
01/01/2015 to 12/31/2015	$10.50745	$10.48375	6,433
01/01/2016 to 12/31/2016	$10.48375	$10.86751	6,197
01/01/2017 to 12/31/2017	$10.86751	$12.86316	15,268
01/01/2018 to 12/31/2018	$12.86316	$11.67772	19,182
01/01/2019 to 12/31/2019	$11.67772	$14.31745	19,032
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97117	$11.16117	215,479
01/01/2011 to 12/31/2011	$11.16117	$10.78581	352,937
01/01/2012 to 12/31/2012	$10.78581	$12.46639	709,302
01/01/2013 to 12/31/2013	$12.46639	$17.64982	724,960
01/01/2014 to 12/31/2014	$17.64982	$18.79769	756,452
01/01/2015 to 12/31/2015	$18.79769	$20.24900	750,303
01/01/2016 to 12/31/2016	$20.24900	$20.44263	686,225
01/01/2017 to 12/31/2017	$20.44263	$27.70961	639,613
01/01/2018 to 12/31/2018	$27.70961	$28.28909	612,598
01/01/2019 to 12/31/2019	$28.28909	$35.65861	517,915
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98620	$10.69150	26,996
01/01/2011 to 12/31/2011	$10.69150	$10.45834	100,606
01/01/2012 to 12/31/2012	$10.45834	$11.65803	294,769
01/01/2013 to 12/31/2013	$11.65803	$15.42829	320,867
01/01/2014 to 12/31/2014	$15.42829	$15.40233	247,588
01/01/2015 to 12/31/2015	$15.40233	$14.22243	232,708
01/01/2016 to 12/31/2016	$14.22243	$14.83806	213,111
01/01/2017 to 12/31/2017	$14.83806	$17.00087	203,781
01/01/2018 to 12/31/2018	$17.00087	$15.08768	206,422
01/01/2019 to 12/31/2019	$15.08768	$18.68276	753,582
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85984	$11.50158	240,457
01/01/2011 to 12/31/2011	$11.50158	$9.61963	356,895
01/01/2012 to 12/31/2012	$9.61963	$9.79779	584,029
01/01/2013 to 12/31/2013	$9.79779	$11.11270	574,041
01/01/2014 to 12/31/2014	$11.11270	$10.01041	653,435
01/01/2015 to 12/31/2015	$10.01041	$7.94568	556,141
01/01/2016 to 12/31/2016	$7.94568	$9.73362	487,193
01/01/2017 to 12/31/2017	$9.73362	$10.55477	521,881
01/01/2018 to 12/31/2018	$10.55477	$8.64662	413,525
01/01/2019 to 12/31/2019	$8.64662	$9.93334	451,553
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98028	$10.33385	143,314
01/01/2011 to 12/31/2011	$10.33385	$10.57749	215,632
01/01/2012 to 12/31/2012	$10.57749	$10.94077	334,073
01/01/2013 to 12/31/2013	$10.94077	$10.35114	353,773
01/01/2014 to 12/31/2014	$10.35114	$10.23181	317,556
01/01/2015 to 12/31/2015	$10.23181	$9.59352	275,463
01/01/2016 to 12/31/2016	$9.59352	$9.84178	248,263
01/01/2017 to 12/31/2017	$9.84178	$9.87243	288,451
01/01/2018 to 12/31/2018	$9.87243	$9.89771	250,218
01/01/2019 to 12/31/2019	$9.89771	$9.88552	241,895

A 92

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98885	$11.52646	90,429
01/01/2011 to 12/31/2011	$11.52646	$10.93968	104,000
01/01/2012 to 12/31/2012	$10.93968	$12.73323	155,834
01/01/2013 to 12/31/2013	$12.73323	$16.57418	151,603
01/01/2014 to 12/31/2014	$16.57418	$18.73137	124,047
01/01/2015 to 12/31/2015	$18.73137	$17.19612	103,329
01/01/2016 to 12/31/2016	$17.19612	$19.27023	84,707
01/01/2017 to 12/31/2017	$19.27023	$22.45389	91,530
01/01/2018 to 12/31/2018	$22.45389	$18.42270	77,842
01/01/2019 to 12/31/2019	$18.42270	$21.57673	83,382
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99859	$8.83435	317,149
01/01/2012 to 12/31/2012	$8.83435	$9.63986	1,128,299
01/01/2013 to 12/31/2013	$9.63986	$11.41894	1,513,199
01/01/2014 to 12/31/2014	$11.41894	$11.84282	2,692,810
01/01/2015 to 12/31/2015	$11.84282	$11.56788	2,525,006
01/01/2016 to 12/31/2016	$11.56788	$12.11360	2,311,573
01/01/2017 to 12/31/2017	$12.11360	$13.52694	2,124,061
01/01/2018 to 12/31/2018	$13.52694	$12.63128	1,810,082
01/01/2019 to 12/31/2019	$12.63128	$14.96871	1,591,186
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99859	$10.42309	325,487
01/01/2011 to 12/31/2011	$10.42309	$10.86347	572,681
01/01/2012 to 12/31/2012	$10.86347	$11.51711	894,105
01/01/2013 to 12/31/2013	$11.51711	$11.15231	1,063,222
01/01/2014 to 12/31/2014	$11.15231	$11.75168	1,214,910
01/01/2015 to 12/31/2015	$11.75168	$11.69480	1,339,106
01/01/2016 to 12/31/2016	$11.69480	$12.08851	1,341,625
01/01/2017 to 12/31/2017	$12.08851	$12.63316	1,428,098
01/01/2018 to 12/31/2018	$12.63316	$12.13609	1,900,964
01/01/2019 to 12/31/2019	$12.13609	$13.39734	1,786,664
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99859	$10.38369	0
01/01/2013 to 12/31/2013	$10.38369	$9.37686	0
01/01/2014 to 12/31/2014	$9.37686	$9.34226	373
01/01/2015 to 12/31/2015	$9.34226	$8.90025	176
01/01/2016 to 12/31/2016	$8.90025	$9.67726	0
01/01/2017 to 12/31/2017	$9.67726	$10.39813	508
01/01/2018 to 12/31/2018	$10.39813	$9.53902	0
01/01/2019 to 12/31/2019	$9.53902	$10.76945	0
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90736	$8.80449	7,301
01/01/2019 to 12/31/2019	$8.80449	$10.59500	6,902
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91805	$9.39322	1,398
01/01/2019 to 12/31/2019	$9.39322	$12.10281	104,237
*Denotes the start date of these sub-accounts

A 93

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$13.30141	$14.04247	464,848
AST Advanced Strategies Portfolio
03/18/2019 to 12/31/2019	$17.11008	$18.69395	1,564,026
AST AllianzGI World Trends Portfolio
03/18/2019 to 12/31/2019	$14.23496	$15.36938	1,375,743
AST Balanced Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.27848	$17.56017	1,583,047
AST BlackRock Global Strategies Portfolio
03/18/2019 to 12/31/2019	$12.47661	$13.29333	668,334
AST BlackRock Low Duration Bond Portfolio
03/18/2019 to 12/31/2019	$9.56304	$9.71997	58,062
AST BlackRock/Loomis Sayles Bond Portfolio
03/18/2019 to 12/31/2019	$11.05019	$11.62229	73,124
AST Bond Portfolio 2019
03/18/2019 to 12/31/2019	$11.57556	$11.48569	0
AST Bond Portfolio 2020
03/18/2019 to 12/31/2019	$12.05579	$12.18363	510,310
AST Bond Portfolio 2021
03/18/2019 to 12/31/2019	$12.62987	$12.93078	154,231
AST Bond Portfolio 2022
03/18/2019 to 12/31/2019	$11.76155	$12.12452	78,393
AST Bond Portfolio 2023
03/18/2019 to 12/31/2019	$10.02270	$10.38676	3,634
AST Bond Portfolio 2024
03/18/2019 to 12/31/2019	$9.73791	$10.20371	96,264
AST Bond Portfolio 2025
03/18/2019 to 12/31/2019	$11.17544	$11.78307	33,065
AST Bond Portfolio 2026
03/18/2019 to 12/31/2019	$9.83273	$10.46638	594,538
AST Bond Portfolio 2027
03/18/2019 to 12/31/2019	$9.77882	$10.45627	217,881
AST Bond Portfolio 2028
03/18/2019 to 12/31/2019	$9.78561	$10.54486	98,842
AST Bond Portfolio 2029
03/18/2019 to 12/31/2019	$9.81823	$10.63309	299,599
AST Bond Portfolio 2030
03/18/2019 to 12/31/2019	$10.29832	$11.22275	79,860
AST Capital Growth Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$17.73223	$19.28247	1,962,744
AST ClearBridge Dividend Growth Portfolio
03/18/2019 to 12/31/2019	$16.89584	$19.29017	33,990
AST Cohen & Steers Global Realty Portfolio
03/18/2019 to 12/31/2019	$17.02306	$18.54223	3,802
AST Cohen & Steers Realty Portfolio
03/18/2019 to 12/31/2019	$21.27776	$24.03292	14,863
AST Fidelity Institutional AM® Quantitative Portfolio
03/18/2019 to 12/31/2019	$14.93204	$16.23881	898,806
AST Goldman Sachs Multi-Asset Portfolio
03/18/2019 to 12/31/2019	$13.35334	$14.24339	899,504

A 94

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$22.10836	$23.43332	17,824
AST Government Money Market Portfolio
03/18/2019 to 12/31/2019	$8.58810	$8.56794	3,827
AST High Yield Portfolio
03/18/2019 to 12/31/2019	$14.88570	$15.81572	29,633
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.47621	$23.32541	28,457
AST International Growth Portfolio
03/18/2019 to 12/31/2019	$15.15268	$17.19477	5,100
AST International Value Portfolio
03/18/2019 to 12/31/2019	$12.10015	$12.95687	6,550
AST Investment Grade Bond Portfolio
03/18/2019 to 12/31/2019	$10.43520	$11.12060	126,657
AST J.P. Morgan Global Thematic Portfolio
03/18/2019 to 12/31/2019	$15.93168	$17.22240	492,950
AST J.P. Morgan International Equity Portfolio
03/18/2019 to 12/31/2019	$12.82622	$14.34080	21,385
AST J.P. Morgan Strategic Opportunities Portfolio
03/18/2019 to 12/31/2019	$13.77507	$14.63843	368,368
AST Jennison Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$27.09401	$30.37627	6,063
AST Loomis Sayles Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$28.07367	$31.66749	10,527
AST MFS Global Equity Portfolio
03/18/2019 to 12/31/2019	$19.88595	$22.22222	17,366
AST MFS Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$13.76270	$15.22538	407,174
AST MFS Growth Portfolio
03/18/2019 to 12/31/2019	$27.32256	$31.82341	7,300
AST MFS Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$18.01616	$20.28059	6,437
AST Mid-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$22.64715	$24.94126	32,213
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$21.68967	$22.49821	9,537
AST Parametric Emerging Markets Equity Portfolio
03/18/2019 to 12/31/2019	$9.90616	$10.17036	14,895
AST Preservation Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$14.00159	$14.90552	1,161,213
AST Prudential Core Bond Portfolio
03/18/2019 to 12/31/2019	$10.82212	$11.45521	31,109
AST Prudential Growth Allocation Portfolio
03/18/2019 to 12/31/2019	$17.12447	$18.34307	2,480,964
AST QMA US Equity Alpha Portfolio
03/18/2019 to 12/31/2019	$26.47654	$28.92119	6,844
AST Quantitative Modeling Portfolio
03/18/2019 to 12/31/2019	$14.76651	$16.02711	5,778
AST Small-Cap Growth Opportunities Portfolio
03/18/2019 to 12/31/2019	$24.27197	$26.75703	6,096
AST Small-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$26.23724	$27.62375	12,084
AST Small-Cap Value Portfolio
03/18/2019 to 12/31/2019	$19.86645	$20.82601	7,389
AST T. Rowe Price Asset Allocation Portfolio
03/18/2019 to 12/31/2019	$16.79254	$18.31077	3,184,589

A 95

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/18/2019 to 12/31/2019	$31.71108	$34.95341	27,933
AST T. Rowe Price Large-Cap Value Portfolio
03/18/2019 to 12/31/2019	$16.56277	$18.31332	27,928
AST T. Rowe Price Natural Resources Portfolio
03/18/2019 to 12/31/2019	$9.54289	$9.73676	13,661
AST Templeton Global Bond Portfolio
03/18/2019 to 12/31/2019	$10.03626	$9.68993	25,879
AST WEDGE Capital Mid-Cap Value Portfolio
03/18/2019 to 12/31/2019	$20.33415	$21.15050	6,517
AST Wellington Management Hedged Equity Portfolio
03/18/2019 to 12/31/2019	$13.52510	$14.70649	962,993
AST Western Asset Core Plus Bond Portfolio
03/18/2019 to 12/31/2019	$12.24217	$13.13249	88,480
*Denotes the start date of these sub-accounts

A 96

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96755	$10.78127	616,622
01/01/2011 to 12/31/2011	$10.78127	$10.27449	1,188,522
01/01/2012 to 12/31/2012	$10.27449	$11.32236	1,537,363
01/01/2013 to 12/31/2013	$11.32236	$12.19011	1,612,732
01/01/2014 to 12/31/2014	$12.19011	$12.38986	1,375,382
01/01/2015 to 12/31/2015	$12.38986	$11.73914	1,098,760
01/01/2016 to 12/31/2016	$11.73914	$12.22137	994,260
01/01/2017 to 12/31/2017	$12.22137	$13.47124	1,014,369
01/01/2018 to 12/31/2018	$13.47124	$12.11393	654,337
01/01/2019 to 12/31/2019	$12.11393	$13.76372	498,218
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97824	$10.88690	470,553
01/01/2011 to 12/31/2011	$10.88690	$10.67064	735,064
01/01/2012 to 12/31/2012	$10.67064	$11.87203	1,358,648
01/01/2013 to 12/31/2013	$11.87203	$13.54713	1,460,959
01/01/2014 to 12/31/2014	$13.54713	$14.07267	1,416,850
01/01/2015 to 12/31/2015	$14.07267	$13.88783	1,332,878
01/01/2016 to 12/31/2016	$13.88783	$14.56311	1,246,753
01/01/2017 to 12/31/2017	$14.56311	$16.67151	1,171,022
01/01/2018 to 12/31/2018	$16.67151	$15.35892	972,241
01/01/2019 to 12/31/2019	$15.35892	$18.32330	654,713
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98731	$10.77337	409,386
01/01/2011 to 12/31/2011	$10.77337	$10.35589	684,746
01/01/2012 to 12/31/2012	$10.35589	$11.18047	1,280,409
01/01/2013 to 12/31/2013	$11.18047	$12.30719	1,309,146
01/01/2014 to 12/31/2014	$12.30719	$12.66800	1,274,882
01/01/2015 to 12/31/2015	$12.66800	$12.38138	1,160,188
01/01/2016 to 12/31/2016	$12.38138	$12.70553	1,034,925
01/01/2017 to 12/31/2017	$12.70553	$14.45873	1,067,791
01/01/2018 to 12/31/2018	$14.45873	$13.03493	847,872
01/01/2019 to 12/31/2019	$13.03493	$15.06437	615,573
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98851	$10.73966	572,938
01/01/2011 to 12/31/2011	$10.73966	$10.38658	960,066
01/01/2012 to 12/31/2012	$10.38658	$11.43662	1,455,490
01/01/2013 to 12/31/2013	$11.43662	$13.17247	1,582,290
01/01/2014 to 12/31/2014	$13.17247	$13.73688	1,545,081
01/01/2015 to 12/31/2015	$13.73688	$13.51240	1,450,619
01/01/2016 to 12/31/2016	$13.51240	$14.06251	1,340,995
01/01/2017 to 12/31/2017	$14.06251	$15.82021	1,353,584
01/01/2018 to 12/31/2018	$15.82021	$14.72202	1,137,189
01/01/2019 to 12/31/2019	$14.72202	$17.21153	704,494

A 97

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99826	$9.13879	82,761
01/01/2012 to 12/31/2012	$9.13879	$10.01086	388,295
01/01/2013 to 12/31/2013	$10.01086	$10.86430	389,792
01/01/2014 to 12/31/2014	$10.86430	$11.15680	354,953
01/01/2015 to 12/31/2015	$11.15680	$10.59478	327,092
01/01/2016 to 12/31/2016	$10.59478	$11.09480	288,327
01/01/2017 to 12/31/2017	$11.09480	$12.23238	221,033
01/01/2018 to 12/31/2018	$12.23238	$11.34201	203,210
01/01/2019 to 12/31/2019	$11.34201	$13.06040	175,184
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00768	$10.06943	52,634
01/01/2011 to 12/31/2011	$10.06943	$10.07987	87,127
01/01/2012 to 12/31/2012	$10.07987	$10.33107	107,653
01/01/2013 to 12/31/2013	$10.33107	$9.89418	81,693
01/01/2014 to 12/31/2014	$9.89418	$9.67708	75,778
01/01/2015 to 12/31/2015	$9.67708	$9.51958	50,579
01/01/2016 to 12/31/2016	$9.51958	$9.47295	35,766
01/01/2017 to 12/31/2017	$9.47295	$9.43279	31,787
01/01/2018 to 12/31/2018	$9.43279	$9.30250	21,308
01/01/2019 to 12/31/2019	$9.30250	$9.52816	8,062
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00660	$10.34172	542,883
01/01/2011 to 12/31/2011	$10.34172	$10.44670	725,486
01/01/2012 to 12/31/2012	$10.44670	$11.18028	1,202,300
01/01/2013 to 12/31/2013	$11.18028	$10.74438	1,310,826
01/01/2014 to 12/31/2014	$10.74438	$10.96377	1,221,686
01/01/2015 to 12/31/2015	$10.96377	$10.50721	974,784
01/01/2016 to 12/31/2016	$10.50721	$10.72204	874,714
01/01/2017 to 12/31/2017	$10.72204	$10.95529	940,950
01/01/2018 to 12/31/2018	$10.95529	$10.65326	706,193
01/01/2019 to 12/31/2019	$10.65326	$11.39178	518,893
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97742	$10.82029	534,767
01/01/2011 to 12/31/2011	$10.82029	$10.33635	590,706
01/01/2012 to 12/31/2012	$10.33635	$11.50768	998,236
01/01/2013 to 12/31/2013	$11.50768	$13.82131	1,367,287
01/01/2014 to 12/31/2014	$13.82131	$14.47761	1,378,372
01/01/2015 to 12/31/2015	$14.47761	$14.24918	1,337,845
01/01/2016 to 12/31/2016	$14.24918	$14.90433	1,282,112
01/01/2017 to 12/31/2017	$14.90433	$17.20269	1,160,601
01/01/2018 to 12/31/2018	$17.20269	$15.79233	1,018,773
01/01/2019 to 12/31/2019	$15.79233	$18.90043	621,443
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99826	$11.61742	6,248
01/01/2014 to 12/31/2014	$11.61742	$12.92135	35,560
01/01/2015 to 12/31/2015	$12.92135	$12.19819	31,414
01/01/2016 to 12/31/2016	$12.19819	$13.72148	61,906
01/01/2017 to 12/31/2017	$13.72148	$15.90644	53,128
01/01/2018 to 12/31/2018	$15.90644	$14.82847	25,795
01/01/2019 to 12/31/2019	$14.82847	$19.02192	6,505

A 98

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96993	$11.53165	19,913
01/01/2011 to 12/31/2011	$11.53165	$10.72094	18,697
01/01/2012 to 12/31/2012	$10.72094	$13.30873	29,922
01/01/2013 to 12/31/2013	$13.30873	$13.59570	35,859
01/01/2014 to 12/31/2014	$13.59570	$15.16355	32,869
01/01/2015 to 12/31/2015	$15.16355	$14.83180	29,993
01/01/2016 to 12/31/2016	$14.83180	$14.65107	28,470
01/01/2017 to 12/31/2017	$14.65107	$15.90570	29,599
01/01/2018 to 12/31/2018	$15.90570	$14.83656	21,335
01/01/2019 to 12/31/2019	$14.83656	$18.17468	11,481
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95965	$11.77181	25,309
01/01/2011 to 12/31/2011	$11.77181	$12.28453	27,831
01/01/2012 to 12/31/2012	$12.28453	$13.87195	55,888
01/01/2013 to 12/31/2013	$13.87195	$14.00615	66,756
01/01/2014 to 12/31/2014	$14.00615	$17.95101	69,485
01/01/2015 to 12/31/2015	$17.95101	$18.42533	53,286
01/01/2016 to 12/31/2016	$18.42533	$18.90802	41,764
01/01/2017 to 12/31/2017	$18.90802	$19.66812	46,568
01/01/2018 to 12/31/2018	$19.66812	$18.33739	29,666
01/01/2019 to 12/31/2019	$18.33739	$23.55652	14,198
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97573	$11.00198	514,803
01/01/2011 to 12/31/2011	$11.00198	$10.60927	978,290
01/01/2012 to 12/31/2012	$10.60927	$11.49073	1,613,890
01/01/2013 to 12/31/2013	$11.49073	$12.90995	1,482,592
01/01/2014 to 12/31/2014	$12.90995	$13.03710	1,048,264
01/01/2015 to 12/31/2015	$13.03710	$12.88970	1,004,960
01/01/2016 to 12/31/2016	$12.88970	$13.15637	947,052
01/01/2017 to 12/31/2017	$13.15637	$15.00254	880,366
01/01/2018 to 12/31/2018	$15.00254	$13.54839	732,374
01/01/2019 to 12/31/2019	$13.54839	$15.91673	452,017
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98800	$10.68940	274,293
01/01/2011 to 12/31/2011	$10.68940	$10.41222	413,703
01/01/2012 to 12/31/2012	$10.41222	$11.22580	631,707
01/01/2013 to 12/31/2013	$11.22580	$12.06932	616,474
01/01/2014 to 12/31/2014	$12.06932	$12.29341	589,431
01/01/2015 to 12/31/2015	$12.29341	$11.92573	472,291
01/01/2016 to 12/31/2016	$11.92573	$12.28947	422,557
01/01/2017 to 12/31/2017	$12.28947	$13.51005	440,492
01/01/2018 to 12/31/2018	$13.51005	$12.29132	304,009
01/01/2019 to 12/31/2019	$12.29132	$13.96110	197,463
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96489	$11.47751	44,646
01/01/2011 to 12/31/2011	$11.47751	$11.38312	47,480
01/01/2012 to 12/31/2012	$11.38312	$12.89210	77,117
01/01/2013 to 12/31/2013	$12.89210	$17.52034	82,400
01/01/2014 to 12/31/2014	$17.52034	$18.38705	91,633
01/01/2015 to 12/31/2015	$18.38705	$17.01185	74,059
01/01/2016 to 12/31/2016	$17.01185	$20.70469	72,349
01/01/2017 to 12/31/2017	$20.70469	$22.74177	75,877
01/01/2018 to 12/31/2018	$22.74177	$19.13040	48,508
01/01/2019 to 12/31/2019	$19.13040	$22.96820	34,113

A 99

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99826	$9.83210	68,016
01/01/2011 to 12/31/2011	$9.83210	$9.62805	130,445
01/01/2012 to 12/31/2012	$9.62805	$9.42621	155,067
01/01/2013 to 12/31/2013	$9.42621	$9.22821	198,123
01/01/2014 to 12/31/2014	$9.22821	$9.03434	165,720
01/01/2015 to 12/31/2015	$9.03434	$8.84463	142,010
01/01/2016 to 12/31/2016	$8.84463	$8.65942	129,006
01/01/2017 to 12/31/2017	$8.65942	$8.50697	109,082
01/01/2018 to 12/31/2018	$8.50697	$8.43563	62,033
01/01/2019 to 12/31/2019	$8.43563	$8.39821	54,753
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98423	$10.75077	47,933
01/01/2011 to 12/31/2011	$10.75077	$10.85949	66,789
01/01/2012 to 12/31/2012	$10.85949	$12.10603	88,288
01/01/2013 to 12/31/2013	$12.10603	$12.70285	96,327
01/01/2014 to 12/31/2014	$12.70285	$12.75411	99,076
01/01/2015 to 12/31/2015	$12.75411	$12.04126	74,329
01/01/2016 to 12/31/2016	$12.04126	$13.60403	68,636
01/01/2017 to 12/31/2017	$13.60403	$14.31431	73,013
01/01/2018 to 12/31/2018	$14.31431	$13.73367	52,962
01/01/2019 to 12/31/2019	$13.73367	$15.50241	27,812
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99024	$10.60710	9,369
01/01/2011 to 12/31/2011	$10.60710	$9.95015	8,712
01/01/2012 to 12/31/2012	$9.95015	$11.38581	18,692
01/01/2013 to 12/31/2013	$11.38581	$15.59005	36,250
01/01/2014 to 12/31/2014	$15.59005	$17.36079	43,160
01/01/2015 to 12/31/2015	$17.36079	$15.66437	44,468
01/01/2016 to 12/31/2016	$15.66437	$18.38597	71,622
01/01/2017 to 12/31/2017	$18.38597	$21.45578	59,065
01/01/2018 to 12/31/2018	$21.45578	$18.03031	56,716
01/01/2019 to 12/31/2019	$18.03031	$22.86306	28,015
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92909	$11.24449	20,260
01/01/2011 to 12/31/2011	$11.24449	$9.58589	24,041
01/01/2012 to 12/31/2012	$9.58589	$11.29559	35,590
01/01/2013 to 12/31/2013	$11.29559	$13.16577	39,165
01/01/2014 to 12/31/2014	$13.16577	$12.17716	37,512
01/01/2015 to 12/31/2015	$12.17716	$12.29675	36,556
01/01/2016 to 12/31/2016	$12.29675	$11.58431	26,314
01/01/2017 to 12/31/2017	$11.58431	$15.35957	28,814
01/01/2018 to 12/31/2018	$15.35957	$13.03078	27,153
01/01/2019 to 12/31/2019	$13.03078	$16.85372	18,718
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92896	$10.78368	15,359
01/01/2011 to 12/31/2011	$10.78368	$9.23249	30,645
01/01/2012 to 12/31/2012	$9.23249	$10.54563	42,525
01/01/2013 to 12/31/2013	$10.54563	$12.33410	42,005
01/01/2014 to 12/31/2014	$12.33410	$11.26549	42,556
01/01/2015 to 12/31/2015	$11.26549	$11.11906	27,383
01/01/2016 to 12/31/2016	$11.11906	$10.94929	21,349
01/01/2017 to 12/31/2017	$10.94929	$13.16563	20,597
01/01/2018 to 12/31/2018	$13.16563	$10.80802	12,790
01/01/2019 to 12/31/2019	$10.80802	$12.69965	17,970

A 100

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00649	$10.58844	395
01/01/2011 to 12/31/2011	$10.58844	$11.65657	4,284,339
01/01/2012 to 12/31/2012	$11.65657	$12.48437	1,875,844
01/01/2013 to 12/31/2013	$12.48437	$11.83322	360,518
01/01/2014 to 12/31/2014	$11.83322	$12.36430	472,431
01/01/2015 to 12/31/2015	$12.36430	$12.24661	1,799,371
01/01/2016 to 12/31/2016	$12.24661	$12.49409	1,950,007
01/01/2017 to 12/31/2017	$12.49409	$12.75993	790,041
01/01/2018 to 12/31/2018	$12.75993	$12.45717	3,465,611
01/01/2019 to 12/31/2019	$12.45717	$13.56524	384,226
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97649	$10.86001	180,020
01/01/2011 to 12/31/2011	$10.86001	$10.57177	326,722
01/01/2012 to 12/31/2012	$10.57177	$11.75519	600,897
01/01/2013 to 12/31/2013	$11.75519	$13.38210	600,819
01/01/2014 to 12/31/2014	$13.38210	$13.93493	599,949
01/01/2015 to 12/31/2015	$13.93493	$13.49945	551,011
01/01/2016 to 12/31/2016	$13.49945	$13.90612	511,599
01/01/2017 to 12/31/2017	$13.90612	$15.92331	512,401
01/01/2018 to 12/31/2018	$15.92331	$14.43807	428,255
01/01/2019 to 12/31/2019	$14.43807	$16.88134	325,270
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92161	$10.54608	69,067
01/01/2011 to 12/31/2011	$10.54608	$9.38012	81,760
01/01/2012 to 12/31/2012	$9.38012	$11.19486	138,763
01/01/2013 to 12/31/2013	$11.19486	$12.64339	158,885
01/01/2014 to 12/31/2014	$12.64339	$11.58999	165,397
01/01/2015 to 12/31/2015	$11.58999	$11.02943	130,939
01/01/2016 to 12/31/2016	$11.02943	$11.00699	132,936
01/01/2017 to 12/31/2017	$11.00699	$13.96977	133,366
01/01/2018 to 12/31/2018	$13.96977	$11.28582	104,333
01/01/2019 to 12/31/2019	$11.28582	$14.05673	71,856
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.57605	175,060
01/01/2011 to 12/31/2011	$10.57605	$10.37847	273,353
01/01/2012 to 12/31/2012	$10.37847	$11.24938	422,245
01/01/2013 to 12/31/2013	$11.24938	$12.22821	402,427
01/01/2014 to 12/31/2014	$12.22821	$12.62374	383,051
01/01/2015 to 12/31/2015	$12.62374	$12.33605	336,583
01/01/2016 to 12/31/2016	$12.33605	$12.54118	290,070
01/01/2017 to 12/31/2017	$12.54118	$13.76941	273,841
01/01/2018 to 12/31/2018	$13.76941	$12.78772	211,714
01/01/2019 to 12/31/2019	$12.78772	$14.34816	122,994
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97111	$10.76470	11,375
01/01/2011 to 12/31/2011	$10.76470	$10.60883	43,364
01/01/2012 to 12/31/2012	$10.60883	$11.96308	80,352
01/01/2013 to 12/31/2013	$11.96308	$15.98615	77,382
01/01/2014 to 12/31/2014	$15.98615	$17.13785	82,679
01/01/2015 to 12/31/2015	$17.13785	$18.56219	72,098
01/01/2016 to 12/31/2016	$18.56219	$17.90707	60,028
01/01/2017 to 12/31/2017	$17.90707	$23.81386	53,435
01/01/2018 to 12/31/2018	$23.81386	$22.93529	51,341
01/01/2019 to 12/31/2019	$22.93529	$29.77423	37,208

A 101

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99236	$11.29330	61,542
01/01/2011 to 12/31/2011	$11.29330	$10.95551	80,684
01/01/2012 to 12/31/2012	$10.95551	$12.04063	135,355
01/01/2013 to 12/31/2013	$12.04063	$16.10352	132,455
01/01/2014 to 12/31/2014	$16.10352	$17.43484	162,487
01/01/2015 to 12/31/2015	$17.43484	$18.78781	98,578
01/01/2016 to 12/31/2016	$18.78781	$19.41983	100,063
01/01/2017 to 12/31/2017	$19.41983	$25.28556	102,400
01/01/2018 to 12/31/2018	$25.28556	$24.08630	72,730
01/01/2019 to 12/31/2019	$24.08630	$31.03918	56,347
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98739	$10.88308	35,110
01/01/2011 to 12/31/2011	$10.88308	$10.32113	51,259
01/01/2012 to 12/31/2012	$10.32113	$12.43595	78,335
01/01/2013 to 12/31/2013	$12.43595	$15.53932	89,553
01/01/2014 to 12/31/2014	$15.53932	$15.76524	93,252
01/01/2015 to 12/31/2015	$15.76524	$15.20794	90,219
01/01/2016 to 12/31/2016	$15.20794	$15.94814	88,569
01/01/2017 to 12/31/2017	$15.94814	$19.33665	89,216
01/01/2018 to 12/31/2018	$19.33665	$17.12009	78,917
01/01/2019 to 12/31/2019	$17.12009	$21.78151	50,634
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29169	97,976
01/01/2013 to 12/31/2013	$10.29169	$11.98140	123,017
01/01/2014 to 12/31/2014	$11.98140	$12.33254	167,860
01/01/2015 to 12/31/2015	$12.33254	$11.92365	171,554
01/01/2016 to 12/31/2016	$11.92365	$12.17840	150,285
01/01/2017 to 12/31/2017	$12.17840	$13.88984	140,594
01/01/2018 to 12/31/2018	$13.88984	$12.47141	101,538
01/01/2019 to 12/31/2019	$12.47141	$14.98878	72,344
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.85871	15,539
01/01/2011 to 12/31/2011	$10.85871	$10.56782	28,979
01/01/2012 to 12/31/2012	$10.56782	$12.11316	59,322
01/01/2013 to 12/31/2013	$12.11316	$16.21185	55,641
01/01/2014 to 12/31/2014	$16.21185	$17.25380	83,631
01/01/2015 to 12/31/2015	$17.25380	$18.11252	39,864
01/01/2016 to 12/31/2016	$18.11252	$18.07191	38,229
01/01/2017 to 12/31/2017	$18.07191	$23.12682	32,098
01/01/2018 to 12/31/2018	$23.12682	$23.12527	25,819
01/01/2019 to 12/31/2019	$23.12527	$31.19273	24,476
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17946	0
01/01/2013 to 12/31/2013	$10.17946	$13.40436	3,034
01/01/2014 to 12/31/2014	$13.40436	$14.46368	1,843
01/01/2015 to 12/31/2015	$14.46368	$14.05744	2,847
01/01/2016 to 12/31/2016	$14.05744	$15.61340	20,978
01/01/2017 to 12/31/2017	$15.61340	$17.93707	19,108
01/01/2018 to 12/31/2018	$17.93707	$15.77605	23,566
01/01/2019 to 12/31/2019	$15.77605	$19.97742	15,622

A 102

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01958	$11.40273	17,909
01/01/2011 to 12/31/2011	$11.40273	$10.83119	31,037
01/01/2012 to 12/31/2012	$10.83119	$12.68323	67,026
01/01/2013 to 12/31/2013	$12.68323	$16.41409	77,749
01/01/2014 to 12/31/2014	$16.41409	$17.92176	72,445
01/01/2015 to 12/31/2015	$17.92176	$16.54789	105,671
01/01/2016 to 12/31/2016	$16.54789	$16.46765	102,967
01/01/2017 to 12/31/2017	$16.46765	$20.49067	109,847
01/01/2018 to 12/31/2018	$20.49067	$19.18568	93,975
01/01/2019 to 12/31/2019	$19.18568	$24.44678	58,183
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99081	$11.22185	23,350
01/01/2011 to 12/31/2011	$11.22185	$10.71360	49,052
01/01/2012 to 12/31/2012	$10.71360	$12.28480	90,654
01/01/2013 to 12/31/2013	$12.28480	$17.07924	100,251
01/01/2014 to 12/31/2014	$17.07924	$19.10337	111,928
01/01/2015 to 12/31/2015	$19.10337	$17.64787	85,414
01/01/2016 to 12/31/2016	$17.64787	$20.42786	98,836
01/01/2017 to 12/31/2017	$20.42786	$22.75780	94,254
01/01/2018 to 12/31/2018	$22.75780	$18.61396	69,205
01/01/2019 to 12/31/2019	$18.61396	$22.05268	62,621
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93873	$11.66195	84,926
01/01/2011 to 12/31/2011	$11.66195	$9.10284	90,497
01/01/2012 to 12/31/2012	$9.10284	$10.50918	143,486
01/01/2013 to 12/31/2013	$10.50918	$10.31145	177,032
01/01/2014 to 12/31/2014	$10.31145	$9.62209	173,301
01/01/2015 to 12/31/2015	$9.62209	$7.84425	140,164
01/01/2016 to 12/31/2016	$7.84425	$8.62930	136,119
01/01/2017 to 12/31/2017	$8.62930	$10.67714	160,874
01/01/2018 to 12/31/2018	$10.67714	$8.98352	117,892
01/01/2019 to 12/31/2019	$8.98352	$9.96887	95,646
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98922	$10.58499	861,017
01/01/2011 to 12/31/2011	$10.58499	$10.46635	1,285,489
01/01/2012 to 12/31/2012	$10.46635	$11.30921	1,905,620
01/01/2013 to 12/31/2013	$11.30921	$12.09170	1,742,237
01/01/2014 to 12/31/2014	$12.09170	$12.52144	1,620,577
01/01/2015 to 12/31/2015	$12.52144	$12.27605	1,453,620
01/01/2016 to 12/31/2016	$12.27605	$12.68287	1,249,014
01/01/2017 to 12/31/2017	$12.68287	$13.67509	1,159,745
01/01/2018 to 12/31/2018	$13.67509	$13.00614	911,382
01/01/2019 to 12/31/2019	$13.00614	$14.60987	495,727
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01818	$10.06267	0
01/01/2012 to 12/31/2012	$10.06267	$10.55146	26,834
01/01/2013 to 12/31/2013	$10.55146	$10.09089	23,433
01/01/2014 to 12/31/2014	$10.09089	$10.47775	27,600
01/01/2015 to 12/31/2015	$10.47775	$10.23026	26,846
01/01/2016 to 12/31/2016	$10.23026	$10.43751	51,554
01/01/2017 to 12/31/2017	$10.43751	$10.79838	81,190
01/01/2018 to 12/31/2018	$10.79838	$10.48440	63,109
01/01/2019 to 12/31/2019	$10.48440	$11.26551	44,977

A 103

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96325	$11.49547	376,361
01/01/2011 to 12/31/2011	$11.49547	$10.55499	757,177
01/01/2012 to 12/31/2012	$10.55499	$11.66811	1,007,820
01/01/2013 to 12/31/2013	$11.66811	$13.36799	1,072,370
01/01/2014 to 12/31/2014	$13.36799	$14.29091	1,128,809
01/01/2015 to 12/31/2015	$14.29091	$13.90511	2,143,874
01/01/2016 to 12/31/2016	$13.90511	$14.98807	2,032,021
01/01/2017 to 12/31/2017	$14.98807	$17.03621	3,188,168
01/01/2018 to 12/31/2018	$17.03621	$15.40978	2,433,245
01/01/2019 to 12/31/2019	$15.40978	$17.97954	1,602,957
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.87869	5,467
01/01/2011 to 12/31/2011	$10.87869	$11.01886	11,596
01/01/2012 to 12/31/2012	$11.01886	$12.81560	21,851
01/01/2013 to 12/31/2013	$12.81560	$16.61507	21,322
01/01/2014 to 12/31/2014	$16.61507	$19.06605	112,723
01/01/2015 to 12/31/2015	$19.06605	$19.24041	45,845
01/01/2016 to 12/31/2016	$19.24041	$21.63385	40,745
01/01/2017 to 12/31/2017	$21.63385	$25.89381	36,437
01/01/2018 to 12/31/2018	$25.89381	$23.26422	42,614
01/01/2019 to 12/31/2019	$23.26422	$28.34790	22,287
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.87255	0
01/01/2012 to 12/31/2012	$8.87255	$9.82884	0
01/01/2013 to 12/31/2013	$9.82884	$11.77773	0
01/01/2014 to 12/31/2014	$11.77773	$12.27998	0
01/01/2015 to 12/31/2015	$12.27998	$12.04019	0
01/01/2016 to 12/31/2016	$12.04019	$12.53316	0
01/01/2017 to 12/31/2017	$12.53316	$14.50269	0
01/01/2018 to 12/31/2018	$14.50269	$13.26972	0
01/01/2019 to 12/31/2019	$13.26972	$15.74582	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97159	$12.14387	23,445
01/01/2011 to 12/31/2011	$12.14387	$10.33026	36,225
01/01/2012 to 12/31/2012	$10.33026	$12.14309	52,355
01/01/2013 to 12/31/2013	$12.14309	$16.73995	46,992
01/01/2014 to 12/31/2014	$16.73995	$17.19813	46,415
01/01/2015 to 12/31/2015	$17.19813	$17.06163	30,253
01/01/2016 to 12/31/2016	$17.06163	$17.99015	27,490
01/01/2017 to 12/31/2017	$17.99015	$22.49062	28,087
01/01/2018 to 12/31/2018	$22.49062	$19.62824	21,471
01/01/2019 to 12/31/2019	$19.62824	$26.22656	14,104
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96064	$12.60328	13,391
01/01/2011 to 12/31/2011	$12.60328	$12.21817	27,114
01/01/2012 to 12/31/2012	$12.21817	$13.41755	46,297
01/01/2013 to 12/31/2013	$13.41755	$17.75618	51,816
01/01/2014 to 12/31/2014	$17.75618	$18.04719	47,606
01/01/2015 to 12/31/2015	$18.04719	$17.80700	49,101
01/01/2016 to 12/31/2016	$17.80700	$19.53933	45,284
01/01/2017 to 12/31/2017	$19.53933	$23.70528	40,751
01/01/2018 to 12/31/2018	$23.70528	$21.25441	44,047
01/01/2019 to 12/31/2019	$21.25441	$27.07555	36,721

A 104

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96407	$11.45416	7,722
01/01/2011 to 12/31/2011	$11.45416	$10.54377	12,218
01/01/2012 to 12/31/2012	$10.54377	$12.19664	18,498
01/01/2013 to 12/31/2013	$12.19664	$16.40654	23,966
01/01/2014 to 12/31/2014	$16.40654	$16.90814	21,016
01/01/2015 to 12/31/2015	$16.90814	$15.83959	19,310
01/01/2016 to 12/31/2016	$15.83959	$20.03660	27,068
01/01/2017 to 12/31/2017	$20.03660	$21.05817	19,238
01/01/2018 to 12/31/2018	$21.05817	$17.09362	16,966
01/01/2019 to 12/31/2019	$17.09362	$20.41278	10,675
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99195	$10.68099	707,216
01/01/2011 to 12/31/2011	$10.68099	$10.66444	1,337,590
01/01/2012 to 12/31/2012	$10.66444	$11.84920	2,328,321
01/01/2013 to 12/31/2013	$11.84920	$13.55300	2,287,341
01/01/2014 to 12/31/2014	$13.55300	$14.04852	2,188,310
01/01/2015 to 12/31/2015	$14.04852	$13.75930	2,879,384
01/01/2016 to 12/31/2016	$13.75930	$14.48726	2,699,414
01/01/2017 to 12/31/2017	$14.48726	$16.36920	2,522,136
01/01/2018 to 12/31/2018	$16.36920	$15.16999	2,184,634
01/01/2019 to 12/31/2019	$15.16999	$17.94723	1,415,941
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97083	$11.12457	55,153
01/01/2011 to 12/31/2011	$11.12457	$10.70663	65,814
01/01/2012 to 12/31/2012	$10.70663	$12.32438	225,910
01/01/2013 to 12/31/2013	$12.32438	$17.37774	249,250
01/01/2014 to 12/31/2014	$17.37774	$18.43263	200,200
01/01/2015 to 12/31/2015	$18.43263	$19.77495	160,060
01/01/2016 to 12/31/2016	$19.77495	$19.88294	105,973
01/01/2017 to 12/31/2017	$19.88294	$26.84167	114,874
01/01/2018 to 12/31/2018	$26.84167	$27.29090	101,839
01/01/2019 to 12/31/2019	$27.29090	$34.26036	58,074
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98586	$10.65635	7,248
01/01/2011 to 12/31/2011	$10.65635	$10.38154	30,066
01/01/2012 to 12/31/2012	$10.38154	$11.52522	47,433
01/01/2013 to 12/31/2013	$11.52522	$15.19051	51,332
01/01/2014 to 12/31/2014	$15.19051	$15.10316	52,642
01/01/2015 to 12/31/2015	$15.10316	$13.88932	36,430
01/01/2016 to 12/31/2016	$13.88932	$14.43178	28,716
01/01/2017 to 12/31/2017	$14.43178	$16.46836	27,899
01/01/2018 to 12/31/2018	$16.46836	$14.55517	24,899
01/01/2019 to 12/31/2019	$14.55517	$17.95016	130,798
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85951	$11.46379	53,809
01/01/2011 to 12/31/2011	$11.46379	$9.54897	87,132
01/01/2012 to 12/31/2012	$9.54897	$9.68622	145,906
01/01/2013 to 12/31/2013	$9.68622	$10.94133	122,996
01/01/2014 to 12/31/2014	$10.94133	$9.81585	142,333
01/01/2015 to 12/31/2015	$9.81585	$7.75949	102,995
01/01/2016 to 12/31/2016	$7.75949	$9.46706	87,308
01/01/2017 to 12/31/2017	$9.46706	$10.22409	90,344
01/01/2018 to 12/31/2018	$10.22409	$8.34146	62,922
01/01/2019 to 12/31/2019	$8.34146	$9.54372	56,275

A 105

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97994	$10.29998	29,703
01/01/2011 to 12/31/2011	$10.29998	$10.49994	64,033
01/01/2012 to 12/31/2012	$10.49994	$10.81629	82,860
01/01/2013 to 12/31/2013	$10.81629	$10.19168	85,023
01/01/2014 to 12/31/2014	$10.19168	$10.03320	77,196
01/01/2015 to 12/31/2015	$10.03320	$9.36886	52,958
01/01/2016 to 12/31/2016	$9.36886	$9.57221	44,342
01/01/2017 to 12/31/2017	$9.57221	$9.56300	48,390
01/01/2018 to 12/31/2018	$9.56300	$9.54828	37,804
01/01/2019 to 12/31/2019	$9.54828	$9.49765	34,368
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98852	$11.48881	21,125
01/01/2011 to 12/31/2011	$11.48881	$10.85968	16,563
01/01/2012 to 12/31/2012	$10.85968	$12.58860	32,066
01/01/2013 to 12/31/2013	$12.58860	$16.31935	33,498
01/01/2014 to 12/31/2014	$16.31935	$18.36824	31,639
01/01/2015 to 12/31/2015	$18.36824	$16.79407	26,990
01/01/2016 to 12/31/2016	$16.79407	$18.74335	29,368
01/01/2017 to 12/31/2017	$18.74335	$21.75133	28,444
01/01/2018 to 12/31/2018	$21.75133	$17.77316	22,191
01/01/2019 to 12/31/2019	$17.77316	$20.73121	11,399
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99826	$8.81016	83,306
01/01/2012 to 12/31/2012	$8.81016	$9.57427	212,135
01/01/2013 to 12/31/2013	$9.57427	$11.29515	518,800
01/01/2014 to 12/31/2014	$11.29515	$11.66673	468,480
01/01/2015 to 12/31/2015	$11.66673	$11.34940	413,270
01/01/2016 to 12/31/2016	$11.34940	$11.83661	373,206
01/01/2017 to 12/31/2017	$11.83661	$13.16397	299,318
01/01/2018 to 12/31/2018	$13.16397	$12.24203	255,044
01/01/2019 to 12/31/2019	$12.24203	$14.44827	231,001
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99826	$10.38898	105,724
01/01/2011 to 12/31/2011	$10.38898	$10.78389	181,083
01/01/2012 to 12/31/2012	$10.78389	$11.38606	240,075
01/01/2013 to 12/31/2013	$11.38606	$10.98046	270,639
01/01/2014 to 12/31/2014	$10.98046	$11.52347	360,966
01/01/2015 to 12/31/2015	$11.52347	$11.42096	282,686
01/01/2016 to 12/31/2016	$11.42096	$11.75748	294,367
01/01/2017 to 12/31/2017	$11.75748	$12.23735	313,505
01/01/2018 to 12/31/2018	$12.23735	$11.70770	385,602
01/01/2019 to 12/31/2019	$11.70770	$12.87172	250,694
*Denotes the start date of these sub-accounts

A 106

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II or With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96738	$10.76360	119,777
01/01/2011 to 12/31/2011	$10.76360	$10.23677	63,270
01/01/2012 to 12/31/2012	$10.23677	$11.25791	55,665
01/01/2013 to 12/31/2013	$11.25791	$12.09609	51,239
01/01/2014 to 12/31/2014	$12.09609	$12.26912	48,272
01/01/2015 to 12/31/2015	$12.26912	$11.60105	23,189
01/01/2016 to 12/31/2016	$11.60105	$12.05305	16,955
01/01/2017 to 12/31/2017	$12.05305	$13.25866	26,254
01/01/2018 to 12/31/2018	$13.25866	$11.89825	8,561
01/01/2019 to 12/31/2019	$11.89825	$13.49093	11,560
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97807	$10.86903	135,746
01/01/2011 to 12/31/2011	$10.86903	$10.63140	97,104
01/01/2012 to 12/31/2012	$10.63140	$11.80420	86,608
01/01/2013 to 12/31/2013	$11.80420	$13.44221	53,339
01/01/2014 to 12/31/2014	$13.44221	$13.93521	61,095
01/01/2015 to 12/31/2015	$13.93521	$13.72405	39,168
01/01/2016 to 12/31/2016	$13.72405	$14.36201	30,438
01/01/2017 to 12/31/2017	$14.36201	$16.40782	29,846
01/01/2018 to 12/31/2018	$16.40782	$15.08486	11,969
01/01/2019 to 12/31/2019	$15.08486	$17.95958	16,376
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98715	$10.75566	87,015
01/01/2011 to 12/31/2011	$10.75566	$10.31779	60,253
01/01/2012 to 12/31/2012	$10.31779	$11.11657	51,711
01/01/2013 to 12/31/2013	$11.11657	$12.21187	25,527
01/01/2014 to 12/31/2014	$12.21187	$12.54429	25,272
01/01/2015 to 12/31/2015	$12.54429	$12.23535	22,395
01/01/2016 to 12/31/2016	$12.23535	$12.53023	14,179
01/01/2017 to 12/31/2017	$12.53023	$14.23020	14,315
01/01/2018 to 12/31/2018	$14.23020	$12.80249	7,738
01/01/2019 to 12/31/2019	$12.80249	$14.76547	7,763
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98834	$10.72203	264,599
01/01/2011 to 12/31/2011	$10.72203	$10.34844	228,689
01/01/2012 to 12/31/2012	$10.34844	$11.37141	207,751
01/01/2013 to 12/31/2013	$11.37141	$13.07048	142,794
01/01/2014 to 12/31/2014	$13.07048	$13.60269	163,330
01/01/2015 to 12/31/2015	$13.60269	$13.35307	85,736
01/01/2016 to 12/31/2016	$13.35307	$13.86830	61,334
01/01/2017 to 12/31/2017	$13.86830	$15.56997	71,543
01/01/2018 to 12/31/2018	$15.56997	$14.45940	36,197
01/01/2019 to 12/31/2019	$14.45940	$16.86994	84,136

A 107

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99809	$9.12620	0
01/01/2012 to 12/31/2012	$9.12620	$9.97667	0
01/01/2013 to 12/31/2013	$9.97667	$10.80518	1,041
01/01/2014 to 12/31/2014	$10.80518	$11.07340	0
01/01/2015 to 12/31/2015	$11.07340	$10.49404	0
01/01/2016 to 12/31/2016	$10.49404	$10.96688	0
01/01/2017 to 12/31/2017	$10.96688	$12.06665	0
01/01/2018 to 12/31/2018	$12.06665	$11.16542	0
01/01/2019 to 12/31/2019	$11.16542	$12.83089	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00751	$10.05274	998
01/01/2011 to 12/31/2011	$10.05274	$10.04285	1,989
01/01/2012 to 12/31/2012	$10.04285	$10.27228	569
01/01/2013 to 12/31/2013	$10.27228	$9.81790	20
01/01/2014 to 12/31/2014	$9.81790	$9.58291	143
01/01/2015 to 12/31/2015	$9.58291	$9.40784	123
01/01/2016 to 12/31/2016	$9.40784	$9.34229	76
01/01/2017 to 12/31/2017	$9.34229	$9.28330	83
01/01/2018 to 12/31/2018	$9.28330	$9.13630	0
01/01/2019 to 12/31/2019	$9.13630	$9.33871	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00643	$10.32475	156,041
01/01/2011 to 12/31/2011	$10.32475	$10.40836	103,225
01/01/2012 to 12/31/2012	$10.40836	$11.11653	98,464
01/01/2013 to 12/31/2013	$11.11653	$10.66129	62,675
01/01/2014 to 12/31/2014	$10.66129	$10.85686	52,098
01/01/2015 to 12/31/2015	$10.85686	$10.38362	44,109
01/01/2016 to 12/31/2016	$10.38362	$10.57422	36,562
01/01/2017 to 12/31/2017	$10.57422	$10.78227	39,246
01/01/2018 to 12/31/2018	$10.78227	$10.46331	32,662
01/01/2019 to 12/31/2019	$10.46331	$11.16573	10,055
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99809	$10.60163	0
01/01/2011 to 12/31/2011	$10.60163	$12.01278	0
01/01/2012 to 12/31/2012	$12.01278	$12.42372	53,846
01/01/2013 to 12/31/2013	$12.42372	$11.55152	32,333
01/01/2014 to 12/31/2014	$11.55152	$11.76707	14,700
01/01/2015 to 12/31/2015	$11.76707	$11.61949	16,974
01/01/2016 to 12/31/2016	$11.61949	$11.51704	17,620
01/01/2017 to 12/31/2017	$11.51704	$11.33848	17,475
01/01/2018 to 12/31/2018	$11.33848	$11.13899	376,830
01/01/2019 to 12/31/2019	$11.13899	$11.03528	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00891	$10.63229	0
01/01/2011 to 12/31/2011	$10.63229	$12.32822	201
01/01/2012 to 12/31/2012	$12.32822	$12.80538	0
01/01/2013 to 12/31/2013	$12.80538	$11.69563	158,506
01/01/2014 to 12/31/2014	$11.69563	$12.13039	99,469
01/01/2015 to 12/31/2015	$12.13039	$12.03229	135,334
01/01/2016 to 12/31/2016	$12.03229	$11.98615	127,469
01/01/2017 to 12/31/2017	$11.98615	$11.81485	32,526
01/01/2018 to 12/31/2018	$11.81485	$11.57527	37,215
01/01/2019 to 12/31/2019	$11.57527	$11.70445	194,309

A 108

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00784	$10.73369	0
01/01/2011 to 12/31/2011	$10.73369	$12.61630	453,232
01/01/2012 to 12/31/2012	$12.61630	$13.16317	428,448
01/01/2013 to 12/31/2013	$13.16317	$11.96003	204,525
01/01/2014 to 12/31/2014	$11.96003	$12.58253	323,814
01/01/2015 to 12/31/2015	$12.58253	$12.51228	324,881
01/01/2016 to 12/31/2016	$12.51228	$12.47376	298,187
01/01/2017 to 12/31/2017	$12.47376	$12.38018	251,416
01/01/2018 to 12/31/2018	$12.38018	$12.10205	150,318
01/01/2019 to 12/31/2019	$12.10205	$12.42299	147,318
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.95962	94,051
01/01/2012 to 12/31/2012	$11.95962	$12.36732	176,446
01/01/2013 to 12/31/2013	$12.36732	$10.90536	130,875
01/01/2014 to 12/31/2014	$10.90536	$11.75937	72,368
01/01/2015 to 12/31/2015	$11.75937	$11.72977	132,585
01/01/2016 to 12/31/2016	$11.72977	$11.66990	99,527
01/01/2017 to 12/31/2017	$11.66990	$11.58096	82,894
01/01/2018 to 12/31/2018	$11.58096	$11.29641	60,696
01/01/2019 to 12/31/2019	$11.29641	$11.68680	71,001
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34590	30,847
01/01/2013 to 12/31/2013	$10.34590	$9.07699	519,876
01/01/2014 to 12/31/2014	$9.07699	$9.98740	189,047
01/01/2015 to 12/31/2015	$9.98740	$10.02192	2,675
01/01/2016 to 12/31/2016	$10.02192	$9.97904	28,792
01/01/2017 to 12/31/2017	$9.97904	$9.91543	0
01/01/2018 to 12/31/2018	$9.91543	$9.66060	0
01/01/2019 to 12/31/2019	$9.66060	$10.05275	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70488	98,535
01/01/2014 to 12/31/2014	$8.70488	$9.74562	106,037
01/01/2015 to 12/31/2015	$9.74562	$9.79194	0
01/01/2016 to 12/31/2016	$9.79194	$9.74958	0
01/01/2017 to 12/31/2017	$9.74958	$9.68628	104,031
01/01/2018 to 12/31/2018	$9.68628	$9.40135	169,790
01/01/2019 to 12/31/2019	$9.40135	$9.91592	2,454
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24540	23,476
01/01/2015 to 12/31/2015	$11.24540	$11.20625	394,975
01/01/2016 to 12/31/2016	$11.20625	$11.21982	9,081
01/01/2017 to 12/31/2017	$11.21982	$11.16296	3,613
01/01/2018 to 12/31/2018	$11.16296	$10.82474	61,225
01/01/2019 to 12/31/2019	$10.82474	$11.49770	7,688
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88722	5,413
01/01/2016 to 12/31/2016	$9.88722	$9.86091	288,362
01/01/2017 to 12/31/2017	$9.86091	$9.86801	214,421
01/01/2018 to 12/31/2018	$9.86801	$9.53963	242,452
01/01/2019 to 12/31/2019	$9.53963	$10.25497	188,397
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82927	201,380
01/01/2017 to 12/31/2017	$9.82927	$9.86166	143,649
01/01/2018 to 12/31/2018	$9.86166	$9.51243	170,225
01/01/2019 to 12/31/2019	$9.51243	$10.28687	61,134

A 109

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98561	0
01/01/2018 to 12/31/2018	$9.98561	$9.55422	9,112
01/01/2019 to 12/31/2019	$9.55422	$10.41618	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61243	0
01/01/2019 to 12/31/2019	$9.61243	$10.54623	18,273
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99873	$11.17699	26,565
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97725	$10.80239	305,283
01/01/2011 to 12/31/2011	$10.80239	$10.29819	176,110
01/01/2012 to 12/31/2012	$10.29819	$11.44169	156,027
01/01/2013 to 12/31/2013	$11.44169	$13.71394	114,823
01/01/2014 to 12/31/2014	$13.71394	$14.33579	103,446
01/01/2015 to 12/31/2015	$14.33579	$14.08079	44,830
01/01/2016 to 12/31/2016	$14.08079	$14.69822	50,965
01/01/2017 to 12/31/2017	$14.69822	$16.93035	58,493
01/01/2018 to 12/31/2018	$16.93035	$15.51040	25,288
01/01/2019 to 12/31/2019	$15.51040	$18.52511	53,784
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59720	0
01/01/2014 to 12/31/2014	$11.59720	$12.87257	1,247
01/01/2015 to 12/31/2015	$12.87257	$12.12727	787
01/01/2016 to 12/31/2016	$12.12727	$13.61387	829
01/01/2017 to 12/31/2017	$13.61387	$15.74958	1,093
01/01/2018 to 12/31/2018	$15.74958	$14.65209	1,222
01/01/2019 to 12/31/2019	$14.65209	$18.75730	1,336
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96976	$11.51275	2,506
01/01/2011 to 12/31/2011	$11.51275	$10.68145	1,555
01/01/2012 to 12/31/2012	$10.68145	$13.23265	1,841
01/01/2013 to 12/31/2013	$13.23265	$13.49041	1,334
01/01/2014 to 12/31/2014	$13.49041	$15.01538	714
01/01/2015 to 12/31/2015	$15.01538	$14.65689	512
01/01/2016 to 12/31/2016	$14.65689	$14.44880	412
01/01/2017 to 12/31/2017	$14.44880	$15.65417	511
01/01/2018 to 12/31/2018	$15.65417	$14.57188	253
01/01/2019 to 12/31/2019	$14.57188	$17.81396	619
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95948	$11.75243	3,756
01/01/2011 to 12/31/2011	$11.75243	$12.23924	3,216
01/01/2012 to 12/31/2012	$12.23924	$13.79249	3,016
01/01/2013 to 12/31/2013	$13.79249	$13.89752	2,176
01/01/2014 to 12/31/2014	$13.89752	$17.77560	2,671
01/01/2015 to 12/31/2015	$17.77560	$18.20804	1,776
01/01/2016 to 12/31/2016	$18.20804	$18.64698	1,535
01/01/2017 to 12/31/2017	$18.64698	$19.35710	704
01/01/2018 to 12/31/2018	$19.35710	$18.01025	408
01/01/2019 to 12/31/2019	$18.01025	$23.08904	353

A 110

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97557	$10.98381	112,953
01/01/2011 to 12/31/2011	$10.98381	$10.57010	94,586
01/01/2012 to 12/31/2012	$10.57010	$11.42496	80,938
01/01/2013 to 12/31/2013	$11.42496	$12.80989	51,012
01/01/2014 to 12/31/2014	$12.80989	$12.90966	55,467
01/01/2015 to 12/31/2015	$12.90966	$12.73776	43,842
01/01/2016 to 12/31/2016	$12.73776	$12.97467	37,638
01/01/2017 to 12/31/2017	$12.97467	$14.76525	39,492
01/01/2018 to 12/31/2018	$14.76525	$13.30663	29,253
01/01/2019 to 12/31/2019	$13.30663	$15.60078	20,265
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98783	$10.67177	54,102
01/01/2011 to 12/31/2011	$10.67177	$10.37382	28,997
01/01/2012 to 12/31/2012	$10.37382	$11.16148	27,954
01/01/2013 to 12/31/2013	$11.16148	$11.97581	28,338
01/01/2014 to 12/31/2014	$11.97581	$12.17331	29,066
01/01/2015 to 12/31/2015	$12.17331	$11.78513	20,471
01/01/2016 to 12/31/2016	$11.78513	$12.11993	17,895
01/01/2017 to 12/31/2017	$12.11993	$13.29642	19,411
01/01/2018 to 12/31/2018	$13.29642	$12.07223	11,763
01/01/2019 to 12/31/2019	$12.07223	$13.68427	16,718
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96472	$11.45866	7,737
01/01/2011 to 12/31/2011	$11.45866	$11.34127	3,541
01/01/2012 to 12/31/2012	$11.34127	$12.81851	3,365
01/01/2013 to 12/31/2013	$12.81851	$17.38469	3,166
01/01/2014 to 12/31/2014	$17.38469	$18.20742	3,565
01/01/2015 to 12/31/2015	$18.20742	$16.81121	1,651
01/01/2016 to 12/31/2016	$16.81121	$20.41897	636
01/01/2017 to 12/31/2017	$20.41897	$22.38219	831
01/01/2018 to 12/31/2018	$22.38219	$18.78927	632
01/01/2019 to 12/31/2019	$18.78927	$22.51253	33
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99809	$9.81590	0
01/01/2011 to 12/31/2011	$9.81590	$9.59256	2,518
01/01/2012 to 12/31/2012	$9.59256	$9.37229	144
01/01/2013 to 12/31/2013	$9.37229	$9.15665	12
01/01/2014 to 12/31/2014	$9.15665	$8.94614	12
01/01/2015 to 12/31/2015	$8.94614	$8.74032	9,140
01/01/2016 to 12/31/2016	$8.74032	$8.53994	12
01/01/2017 to 12/31/2017	$8.53994	$8.37260	13
01/01/2018 to 12/31/2018	$8.37260	$8.28535	364
01/01/2019 to 12/31/2019	$8.28535	$8.23164	1,182
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98406	$10.73309	6,489
01/01/2011 to 12/31/2011	$10.73309	$10.81948	5,584
01/01/2012 to 12/31/2012	$10.81948	$12.03683	5,190
01/01/2013 to 12/31/2013	$12.03683	$12.60442	3,175
01/01/2014 to 12/31/2014	$12.60442	$12.62960	4,130
01/01/2015 to 12/31/2015	$12.62960	$11.89940	3,434
01/01/2016 to 12/31/2016	$11.89940	$13.41635	2,193
01/01/2017 to 12/31/2017	$13.41635	$14.08796	1,496
01/01/2018 to 12/31/2018	$14.08796	$13.48870	268
01/01/2019 to 12/31/2019	$13.48870	$15.19472	166

A 111

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99007	$10.58960	213
01/01/2011 to 12/31/2011	$10.58960	$9.91346	98
01/01/2012 to 12/31/2012	$9.91346	$11.32062	123
01/01/2013 to 12/31/2013	$11.32062	$15.46916	1,828
01/01/2014 to 12/31/2014	$15.46916	$17.19095	768
01/01/2015 to 12/31/2015	$17.19095	$15.47940	334
01/01/2016 to 12/31/2016	$15.47940	$18.13181	359
01/01/2017 to 12/31/2017	$18.13181	$21.11617	458
01/01/2018 to 12/31/2018	$21.11617	$17.70842	173
01/01/2019 to 12/31/2019	$17.70842	$22.40912	522
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92892	$11.22607	7,047
01/01/2011 to 12/31/2011	$11.22607	$9.55062	3,231
01/01/2012 to 12/31/2012	$9.55062	$11.23108	2,698
01/01/2013 to 12/31/2013	$11.23108	$13.06392	4,061
01/01/2014 to 12/31/2014	$13.06392	$12.05820	3,525
01/01/2015 to 12/31/2015	$12.05820	$12.15171	2,721
01/01/2016 to 12/31/2016	$12.15171	$11.42423	2,689
01/01/2017 to 12/31/2017	$11.42423	$15.11667	978
01/01/2018 to 12/31/2018	$15.11667	$12.79841	1,124
01/01/2019 to 12/31/2019	$12.79841	$16.51934	95
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92879	$10.76596	1,863
01/01/2011 to 12/31/2011	$10.76596	$9.19856	5,339
01/01/2012 to 12/31/2012	$9.19856	$10.48534	3,699
01/01/2013 to 12/31/2013	$10.48534	$12.23853	2,133
01/01/2014 to 12/31/2014	$12.23853	$11.15543	1,329
01/01/2015 to 12/31/2015	$11.15543	$10.98783	975
01/01/2016 to 12/31/2016	$10.98783	$10.79796	608
01/01/2017 to 12/31/2017	$10.79796	$12.95711	565
01/01/2018 to 12/31/2018	$12.95711	$10.61485	713
01/01/2019 to 12/31/2019	$10.61485	$12.44721	646
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97632	$10.84209	16,667
01/01/2011 to 12/31/2011	$10.84209	$10.53278	11,827
01/01/2012 to 12/31/2012	$10.53278	$11.68784	11,711
01/01/2013 to 12/31/2013	$11.68784	$13.27832	9,914
01/01/2014 to 12/31/2014	$13.27832	$13.79866	8,888
01/01/2015 to 12/31/2015	$13.79866	$13.33999	5,302
01/01/2016 to 12/31/2016	$13.33999	$13.71391	3,581
01/01/2017 to 12/31/2017	$13.71391	$15.67133	4,117
01/01/2018 to 12/31/2018	$15.67133	$14.18034	2,981
01/01/2019 to 12/31/2019	$14.18034	$16.54611	1,370
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92144	$10.52888	1,727
01/01/2011 to 12/31/2011	$10.52888	$9.34567	795
01/01/2012 to 12/31/2012	$9.34567	$11.13086	623
01/01/2013 to 12/31/2013	$11.13086	$12.54532	2,181
01/01/2014 to 12/31/2014	$12.54532	$11.47656	3,018
01/01/2015 to 12/31/2015	$11.47656	$10.89916	1,738
01/01/2016 to 12/31/2016	$10.89916	$10.85482	615
01/01/2017 to 12/31/2017	$10.85482	$13.74874	673
01/01/2018 to 12/31/2018	$13.74874	$11.08436	347
01/01/2019 to 12/31/2019	$11.08436	$13.77757	168

A 112

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.55869	81,043
01/01/2011 to 12/31/2011	$10.55869	$10.34036	58,277
01/01/2012 to 12/31/2012	$10.34036	$11.18508	55,380
01/01/2013 to 12/31/2013	$11.18508	$12.13349	26,826
01/01/2014 to 12/31/2014	$12.13349	$12.50029	33,624
01/01/2015 to 12/31/2015	$12.50029	$12.19051	29,312
01/01/2016 to 12/31/2016	$12.19051	$12.36794	24,442
01/01/2017 to 12/31/2017	$12.36794	$13.55149	26,210
01/01/2018 to 12/31/2018	$13.55149	$12.55951	22,293
01/01/2019 to 12/31/2019	$12.55951	$14.06328	9,621
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97094	$10.74695	200
01/01/2011 to 12/31/2011	$10.74695	$10.56966	2,545
01/01/2012 to 12/31/2012	$10.56966	$11.89459	2,286
01/01/2013 to 12/31/2013	$11.89459	$15.86218	877
01/01/2014 to 12/31/2014	$15.86218	$16.97024	1,375
01/01/2015 to 12/31/2015	$16.97024	$18.34311	792
01/01/2016 to 12/31/2016	$18.34311	$17.65976	345
01/01/2017 to 12/31/2017	$17.65976	$23.43708	764
01/01/2018 to 12/31/2018	$23.43708	$22.52610	208
01/01/2019 to 12/31/2019	$22.52610	$29.18324	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99219	$11.27468	16,118
01/01/2011 to 12/31/2011	$11.27468	$10.91510	5,251
01/01/2012 to 12/31/2012	$10.91510	$11.97169	4,493
01/01/2013 to 12/31/2013	$11.97169	$15.97874	2,669
01/01/2014 to 12/31/2014	$15.97874	$17.26455	5,812
01/01/2015 to 12/31/2015	$17.26455	$18.56636	3,568
01/01/2016 to 12/31/2016	$18.56636	$19.15200	2,490
01/01/2017 to 12/31/2017	$19.15200	$24.88609	2,093
01/01/2018 to 12/31/2018	$24.88609	$23.65703	774
01/01/2019 to 12/31/2019	$23.65703	$30.42379	272
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98722	$10.86514	5,725
01/01/2011 to 12/31/2011	$10.86514	$10.28312	2,065
01/01/2012 to 12/31/2012	$10.28312	$12.36479	1,446
01/01/2013 to 12/31/2013	$12.36479	$15.41885	6,180
01/01/2014 to 12/31/2014	$15.41885	$15.61113	7,705
01/01/2015 to 12/31/2015	$15.61113	$15.02861	2,616
01/01/2016 to 12/31/2016	$15.02861	$15.72804	1,623
01/01/2017 to 12/31/2017	$15.72804	$19.03087	562
01/01/2018 to 12/31/2018	$19.03087	$16.81466	464
01/01/2019 to 12/31/2019	$16.81466	$21.34931	1,063
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99809	$10.27736	1,469
01/01/2013 to 12/31/2013	$10.27736	$11.94018	519
01/01/2014 to 12/31/2014	$11.94018	$12.26499	674
01/01/2015 to 12/31/2015	$12.26499	$11.83407	527
01/01/2016 to 12/31/2016	$11.83407	$12.06220	322
01/01/2017 to 12/31/2017	$12.06220	$13.72931	177
01/01/2018 to 12/31/2018	$13.72931	$12.30195	131
01/01/2019 to 12/31/2019	$12.30195	$14.75490	38

A 113

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.84075	1,029
01/01/2011 to 12/31/2011	$10.84075	$10.52884	406
01/01/2012 to 12/31/2012	$10.52884	$12.04371	872
01/01/2013 to 12/31/2013	$12.04371	$16.08596	1,935
01/01/2014 to 12/31/2014	$16.08596	$17.08490	951
01/01/2015 to 12/31/2015	$17.08490	$17.89862	569
01/01/2016 to 12/31/2016	$17.89862	$17.82217	483
01/01/2017 to 12/31/2017	$17.82217	$22.76078	488
01/01/2018 to 12/31/2018	$22.76078	$22.71240	388
01/01/2019 to 12/31/2019	$22.71240	$30.57336	20
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99809	$10.17167	0
01/01/2013 to 12/31/2013	$10.17167	$13.36678	4,054
01/01/2014 to 12/31/2014	$13.36678	$14.39378	4,257
01/01/2015 to 12/31/2015	$14.39378	$13.96103	2,676
01/01/2016 to 12/31/2016	$13.96103	$15.47471	445
01/01/2017 to 12/31/2017	$15.47471	$17.74152	792
01/01/2018 to 12/31/2018	$17.74152	$15.57193	356
01/01/2019 to 12/31/2019	$15.57193	$19.67854	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01941	$11.38383	9,315
01/01/2011 to 12/31/2011	$11.38383	$10.79120	4,713
01/01/2012 to 12/31/2012	$10.79120	$12.61054	3,989
01/01/2013 to 12/31/2013	$12.61054	$16.28679	3,482
01/01/2014 to 12/31/2014	$16.28679	$17.74638	3,516
01/01/2015 to 12/31/2015	$17.74638	$16.35246	3,313
01/01/2016 to 12/31/2016	$16.35246	$16.23998	2,034
01/01/2017 to 12/31/2017	$16.23998	$20.16622	1,242
01/01/2018 to 12/31/2018	$20.16622	$18.84305	848
01/01/2019 to 12/31/2019	$18.84305	$23.96116	652
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99064	$11.20328	6,181
01/01/2011 to 12/31/2011	$11.20328	$10.67411	2,275
01/01/2012 to 12/31/2012	$10.67411	$12.21442	1,637
01/01/2013 to 12/31/2013	$12.21442	$16.94666	3,127
01/01/2014 to 12/31/2014	$16.94666	$18.91641	3,419
01/01/2015 to 12/31/2015	$18.91641	$17.43947	1,345
01/01/2016 to 12/31/2016	$17.43947	$20.14556	510
01/01/2017 to 12/31/2017	$20.14556	$22.39770	298
01/01/2018 to 12/31/2018	$22.39770	$18.28181	135
01/01/2019 to 12/31/2019	$18.28181	$21.61499	106
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93856	$11.64283	16,639
01/01/2011 to 12/31/2011	$11.64283	$9.06934	8,350
01/01/2012 to 12/31/2012	$9.06934	$10.44909	5,713
01/01/2013 to 12/31/2013	$10.44909	$10.23152	4,948
01/01/2014 to 12/31/2014	$10.23152	$9.52798	6,624
01/01/2015 to 12/31/2015	$9.52798	$7.75161	4,987
01/01/2016 to 12/31/2016	$7.75161	$8.51008	2,200
01/01/2017 to 12/31/2017	$8.51008	$10.50821	2,306
01/01/2018 to 12/31/2018	$10.50821	$8.82316	1,236
01/01/2019 to 12/31/2019	$8.82316	$9.77091	2,023

A 114

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98905	$10.56757	139,048
01/01/2011 to 12/31/2011	$10.56757	$10.42777	129,216
01/01/2012 to 12/31/2012	$10.42777	$11.24445	115,507
01/01/2013 to 12/31/2013	$11.24445	$11.99793	76,347
01/01/2014 to 12/31/2014	$11.99793	$12.39894	73,702
01/01/2015 to 12/31/2015	$12.39894	$12.13111	33,935
01/01/2016 to 12/31/2016	$12.13111	$12.50763	22,578
01/01/2017 to 12/31/2017	$12.50763	$13.45876	15,988
01/01/2018 to 12/31/2018	$13.45876	$12.77407	3,823
01/01/2019 to 12/31/2019	$12.77407	$14.31985	10,549
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05915	0
01/01/2012 to 12/31/2012	$10.05915	$10.52610	274
01/01/2013 to 12/31/2013	$10.52610	$10.04606	226
01/01/2014 to 12/31/2014	$10.04606	$10.40988	375
01/01/2015 to 12/31/2015	$10.40988	$10.14319	1,528
01/01/2016 to 12/31/2016	$10.14319	$10.32759	74
01/01/2017 to 12/31/2017	$10.32759	$10.66282	50
01/01/2018 to 12/31/2018	$10.66282	$10.33170	2,002
01/01/2019 to 12/31/2019	$10.33170	$11.07870	316
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96308	$11.47648	70,900
01/01/2011 to 12/31/2011	$11.47648	$10.51610	58,001
01/01/2012 to 12/31/2012	$10.51610	$11.60136	48,000
01/01/2013 to 12/31/2013	$11.60136	$13.26440	31,773
01/01/2014 to 12/31/2014	$13.26440	$14.15124	29,572
01/01/2015 to 12/31/2015	$14.15124	$13.74109	82,803
01/01/2016 to 12/31/2016	$13.74109	$14.78113	84,733
01/01/2017 to 12/31/2017	$14.78113	$16.76680	115,758
01/01/2018 to 12/31/2018	$16.76680	$15.13489	55,719
01/01/2019 to 12/31/2019	$15.13489	$17.62276	61,213
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.86080	1,459
01/01/2011 to 12/31/2011	$10.86080	$10.97830	513
01/01/2012 to 12/31/2012	$10.97830	$12.74231	617
01/01/2013 to 12/31/2013	$12.74231	$16.48642	484
01/01/2014 to 12/31/2014	$16.48642	$18.87993	889
01/01/2015 to 12/31/2015	$18.87993	$19.01370	556
01/01/2016 to 12/31/2016	$19.01370	$21.33549	502
01/01/2017 to 12/31/2017	$21.33549	$25.48471	741
01/01/2018 to 12/31/2018	$25.48471	$22.84964	385
01/01/2019 to 12/31/2019	$22.84964	$27.78584	827
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86034	0
01/01/2012 to 12/31/2012	$8.86034	$9.79521	0
01/01/2013 to 12/31/2013	$9.79521	$11.71340	0
01/01/2014 to 12/31/2014	$11.71340	$12.18789	0
01/01/2015 to 12/31/2015	$12.18789	$11.92555	0
01/01/2016 to 12/31/2016	$11.92555	$12.38861	0
01/01/2017 to 12/31/2017	$12.38861	$14.30628	0
01/01/2018 to 12/31/2018	$14.30628	$13.06308	0
01/01/2019 to 12/31/2019	$13.06308	$15.46895	0

A 115

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97142	$12.12383	10,502
01/01/2011 to 12/31/2011	$12.12383	$10.29217	4,152
01/01/2012 to 12/31/2012	$10.29217	$12.07351	2,799
01/01/2013 to 12/31/2013	$12.07351	$16.61005	4,124
01/01/2014 to 12/31/2014	$16.61005	$17.02978	4,056
01/01/2015 to 12/31/2015	$17.02978	$16.86020	1,813
01/01/2016 to 12/31/2016	$16.86020	$17.74165	1,042
01/01/2017 to 12/31/2017	$17.74165	$22.13488	967
01/01/2018 to 12/31/2018	$22.13488	$19.27810	708
01/01/2019 to 12/31/2019	$19.27810	$25.70620	672
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96047	$12.58259	2,465
01/01/2011 to 12/31/2011	$12.58259	$12.17325	1,253
01/01/2012 to 12/31/2012	$12.17325	$13.34082	1,199
01/01/2013 to 12/31/2013	$13.34082	$17.61871	1,062
01/01/2014 to 12/31/2014	$17.61871	$17.87086	740
01/01/2015 to 12/31/2015	$17.87086	$17.59705	512
01/01/2016 to 12/31/2016	$17.59705	$19.26963	224
01/01/2017 to 12/31/2017	$19.26963	$23.33046	175
01/01/2018 to 12/31/2018	$23.33046	$20.87538	135
01/01/2019 to 12/31/2019	$20.87538	$26.53836	443
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96390	$11.43543	8,353
01/01/2011 to 12/31/2011	$11.43543	$10.50502	3,409
01/01/2012 to 12/31/2012	$10.50502	$12.12694	1,679
01/01/2013 to 12/31/2013	$12.12694	$16.27955	2,040
01/01/2014 to 12/31/2014	$16.27955	$16.74311	791
01/01/2015 to 12/31/2015	$16.74311	$15.65300	494
01/01/2016 to 12/31/2016	$15.65300	$19.76030	242
01/01/2017 to 12/31/2017	$19.76030	$20.72553	166
01/01/2018 to 12/31/2018	$20.72553	$16.78902	103
01/01/2019 to 12/31/2019	$16.78902	$20.00821	588
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99178	$10.66346	208,319
01/01/2011 to 12/31/2011	$10.66346	$10.62519	165,177
01/01/2012 to 12/31/2012	$10.62519	$11.78150	144,219
01/01/2013 to 12/31/2013	$11.78150	$13.44819	97,500
01/01/2014 to 12/31/2014	$13.44819	$13.91148	161,911
01/01/2015 to 12/31/2015	$13.91148	$13.59728	124,699
01/01/2016 to 12/31/2016	$13.59728	$14.28752	91,393
01/01/2017 to 12/31/2017	$14.28752	$16.11061	99,271
01/01/2018 to 12/31/2018	$16.11061	$14.89963	41,643
01/01/2019 to 12/31/2019	$14.89963	$17.59130	58,102
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97067	$11.10634	5,389
01/01/2011 to 12/31/2011	$11.10634	$10.66740	4,065
01/01/2012 to 12/31/2012	$10.66740	$12.25406	4,144
01/01/2013 to 12/31/2013	$12.25406	$17.24330	10,934
01/01/2014 to 12/31/2014	$17.24330	$18.25254	10,955
01/01/2015 to 12/31/2015	$18.25254	$19.54171	4,683
01/01/2016 to 12/31/2016	$19.54171	$19.60859	2,418
01/01/2017 to 12/31/2017	$19.60859	$26.41743	903
01/01/2018 to 12/31/2018	$26.41743	$26.80443	30
01/01/2019 to 12/31/2019	$26.80443	$33.58092	522

A 116

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98570	$10.63879	6,319
01/01/2011 to 12/31/2011	$10.63879	$10.34328	2,009
01/01/2012 to 12/31/2012	$10.34328	$11.45924	2,026
01/01/2013 to 12/31/2013	$11.45924	$15.07276	3,976
01/01/2014 to 12/31/2014	$15.07276	$14.95546	4,526
01/01/2015 to 12/31/2015	$14.95546	$13.72536	941
01/01/2016 to 12/31/2016	$13.72536	$14.23228	805
01/01/2017 to 12/31/2017	$14.23228	$16.20773	55
01/01/2018 to 12/31/2018	$16.20773	$14.29536	57
01/01/2019 to 12/31/2019	$14.29536	$17.59375	4,022
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85934	$11.44494	14,797
01/01/2011 to 12/31/2011	$11.44494	$9.51383	5,957
01/01/2012 to 12/31/2012	$9.51383	$9.63079	7,755
01/01/2013 to 12/31/2013	$9.63079	$10.85645	2,786
01/01/2014 to 12/31/2014	$10.85645	$9.71986	2,894
01/01/2015 to 12/31/2015	$9.71986	$7.66789	2,147
01/01/2016 to 12/31/2016	$7.66789	$9.33614	1,274
01/01/2017 to 12/31/2017	$9.33614	$10.06213	964
01/01/2018 to 12/31/2018	$10.06213	$8.19247	524
01/01/2019 to 12/31/2019	$8.19247	$9.35411	326
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97977	$10.28297	9,851
01/01/2011 to 12/31/2011	$10.28297	$10.46127	3,825
01/01/2012 to 12/31/2012	$10.46127	$10.75435	3,526
01/01/2013 to 12/31/2013	$10.75435	$10.11257	1,285
01/01/2014 to 12/31/2014	$10.11257	$9.93498	1,058
01/01/2015 to 12/31/2015	$9.93498	$9.25820	578
01/01/2016 to 12/31/2016	$9.25820	$9.43992	380
01/01/2017 to 12/31/2017	$9.43992	$9.41162	413
01/01/2018 to 12/31/2018	$9.41162	$9.37778	183
01/01/2019 to 12/31/2019	$9.37778	$9.30901	259
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98835	$11.46980	4,759
01/01/2011 to 12/31/2011	$11.46980	$10.81966	3,066
01/01/2012 to 12/31/2012	$10.81966	$12.51658	2,660
01/01/2013 to 12/31/2013	$12.51658	$16.19288	2,359
01/01/2014 to 12/31/2014	$16.19288	$18.18867	1,095
01/01/2015 to 12/31/2015	$18.18867	$16.59591	691
01/01/2016 to 12/31/2016	$16.59591	$18.48453	694
01/01/2017 to 12/31/2017	$18.48453	$21.40726	253
01/01/2018 to 12/31/2018	$21.40726	$17.45614	153
01/01/2019 to 12/31/2019	$17.45614	$20.31979	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.79804	0
01/01/2012 to 12/31/2012	$8.79804	$9.54156	0
01/01/2013 to 12/31/2013	$9.54156	$11.23346	12,837
01/01/2014 to 12/31/2014	$11.23346	$11.57925	29,414
01/01/2015 to 12/31/2015	$11.57925	$11.24128	13,945
01/01/2016 to 12/31/2016	$11.24128	$11.69988	10,394
01/01/2017 to 12/31/2017	$11.69988	$12.98546	26,433
01/01/2018 to 12/31/2018	$12.98546	$12.05124	12,664
01/01/2019 to 12/31/2019	$12.05124	$14.19415	614

A 117

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99809	$10.37188	42,644
01/01/2011 to 12/31/2011	$10.37188	$10.74432	31,852
01/01/2012 to 12/31/2012	$10.74432	$11.32108	32,220
01/01/2013 to 12/31/2013	$11.32108	$10.89550	35,623
01/01/2014 to 12/31/2014	$10.89550	$11.41109	38,785
01/01/2015 to 12/31/2015	$11.41109	$11.28653	30,827
01/01/2016 to 12/31/2016	$11.28653	$11.59551	25,482
01/01/2017 to 12/31/2017	$11.59551	$12.04419	26,832
01/01/2018 to 12/31/2018	$12.04419	$11.49930	24,376
01/01/2019 to 12/31/2019	$11.49930	$12.61685	4,148
*Denotes the start date of these sub-accounts

A 118

PREMIER RETIREMENT L SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
01/01/2019 to 12/31/2019	$12.36263	$14.20530	57,784
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
01/01/2019 to 12/31/2019	$16.35373	$19.73136	39,542
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
01/01/2019 to 12/31/2019	$13.22832	$15.46111	60,618
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
01/01/2019 to 12/31/2019	$15.61408	$18.46124	136,065

A 119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
01/01/2019 to 12/31/2019	$11.90270	$12.32937	11,722
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
01/01/2019 to 12/31/2019	$14.17661	$15.33112	13,689
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
01/01/2019 to 12/31/2019	$15.78215	$19.10225	61,886
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
01/01/2019 to 12/31/2019	$13.74481	$17.02803	2,456
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313
01/01/2019 to 12/31/2019	$14.25356	$18.51789	5,324

A 120

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
01/01/2019 to 12/31/2019	$13.07285	$15.53206	35,624
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825
01/01/2019 to 12/31/2019	$12.99418	$14.92684	28,437
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
01/01/2019 to 12/31/2019	$22.03326	$26.75324	5,715
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
01/01/2019 to 12/31/2019	$9.64920	$9.71522	6,305
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
01/01/2019 to 12/31/2019	$15.49079	$17.68393	14,032

A 121

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
01/01/2019 to 12/31/2019	$14.05575	$18.02518	9,203
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689
01/01/2019 to 12/31/2019	$11.43688	$14.95971	1,498
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
01/01/2019 to 12/31/2019	$10.06836	$11.96465	421
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
01/01/2019 to 12/31/2019	$14.74659	$17.43752	20,683
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
01/01/2019 to 12/31/2019	$10.65367	$13.41967	14,512

A 122

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
01/01/2019 to 12/31/2019	$14.09612	$15.99541	10,299
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452
01/01/2019 to 12/31/2019	$26.46778	$34.74953	441
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
01/01/2019 to 12/31/2019	$22.75449	$29.65526	11,501
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
01/01/2019 to 12/31/2019	$17.79928	$22.90247	7,551
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
01/01/2019 to 12/31/2019	$13.44632	$16.34372	3,189

A 123

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
01/01/2019 to 12/31/2019	$23.41734	$31.94467	13,410
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
01/01/2019 to 12/31/2019	$22.88626	$29.49267	15,236
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325
01/01/2019 to 12/31/2019	$18.11547	$21.70530	9,686
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
01/01/2019 to 12/31/2019	$9.40746	$10.55768	246
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
01/01/2019 to 12/31/2019	$15.00285	$17.04382	126,955

A 124

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
01/01/2019 to 12/31/2019	$14.16509	$16.71458	96,298
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
01/01/2019 to 12/31/2019	$20.23491	$24.93613	10,020
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
01/01/2019 to 12/31/2019	$14.46842	$17.36278	17,654
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
01/01/2019 to 12/31/2019	$18.42985	$24.90454	11,164
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222
01/01/2019 to 12/31/2019	$22.26553	$28.68509	2,026

A 125

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
01/01/2019 to 12/31/2019	$16.82275	$20.31714	4,312
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
01/01/2019 to 12/31/2019	$16.36414	$19.57926	98,217
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
01/01/2019 to 12/31/2019	$30.09300	$38.20629	4,763
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
01/01/2019 to 12/31/2019	$12.33326	$15.38238	33,000
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071
01/01/2019 to 12/31/2019	$9.69486	$11.21779	6,119

A 126

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
01/01/2019 to 12/31/2019	$12.22110	$12.29422	4,598
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
01/01/2019 to 12/31/2019	$17.64836	$20.81892	1,615
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
01/01/2019 to 12/31/2019	$13.09050	$15.62487	10,167
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
01/01/2019 to 12/31/2019	$13.63727	$15.16307	21,036
*Denotes the start date of these sub-accounts

A 127

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV - Cliff M&E (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.53818	$14.32556	2,819,675
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$17.42607	$19.07073	5,407,287
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$14.49792	$15.67908	3,655,727
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.57019	$17.91403	4,723,183
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.67839	$13.53080	1,544,204
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.73992	$9.91609	325,543
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$11.25420	$11.85658	3,045,492
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$18.06004	$19.67149	5,723,117
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$17.06884	$19.56111	174,447
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$17.32485	$18.91609	89,624
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$21.58483	$24.51733	187,383
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$15.18761	$16.56641	3,691,643
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$13.59072	$14.53093	1,640,164
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$22.27429	$23.90516	269,118
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.74712	$8.74054	286,092
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$15.17565	$16.13509	315,816
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.82196	$23.79572	223,736
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$15.41545	$17.54167	221,539
AST International Value Portfolio
03/19/2019 to 12/31/2019	$12.33608	$13.21797	180,177
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$13.22658	$14.11864	1,822,175
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$16.21669	$17.57027	1,986,154
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$13.06775	$14.62997	465,297
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$14.02184	$14.93307	1,875,594
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.69544	$30.98873	186,360
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$28.64906	$32.30614	317,400

A 128

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$20.26291	$22.67027	211,531
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.95661	$15.46538	442,353
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$27.87658	$32.46495	109,056
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.21378	$20.58742	128,499
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$23.13184	$25.44449	509,716
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.97806	$22.95158	257,470
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$10.07877	$10.37566	550,518
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.26017	$15.20591	4,692,560
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.98522	$11.64706	296,373
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$17.43049	$18.71306	12,661,238
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$26.93956	$29.50389	173,933
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$15.00472	$16.31266	1,959
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$24.72086	$27.29708	161,321
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.69521	$28.18087	152,670
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.03253	$21.24564	78,041
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.10246	$18.67952	9,989,556
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$32.43050	$35.65861	517,915
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$16.80303	$18.68276	753,582
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.69701	$9.93334	451,553
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$10.23067	$9.88552	241,895
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.57309	$21.57673	83,382
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.70864	$14.96871	1,591,186
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.46837	$13.39734	1,786,664
*Denotes the start date of these sub-accounts

A 129

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96784	$10.81229	70,797
01/01/2011 to 12/31/2011	$10.81229	$10.34079	200,155
01/01/2012 to 12/31/2012	$10.34079	$11.43628	311,496
01/01/2013 to 12/31/2013	$11.43628	$12.35682	322,481
01/01/2014 to 12/31/2014	$12.35682	$12.60414	286,857
01/01/2015 to 12/31/2015	$12.60414	$11.98495	283,672
01/01/2016 to 12/31/2016	$11.98495	$12.52164	212,029
01/01/2017 to 12/31/2017	$12.52164	$13.85145	197,224
01/01/2018 to 12/31/2018	$13.85145	$12.50067	160,210
01/01/2019 to 12/31/2019	$12.50067	$14.25380	144,980
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97853	$10.91830	40,209
01/01/2011 to 12/31/2011	$10.91830	$10.73950	90,101
01/01/2012 to 12/31/2012	$10.73950	$11.99147	278,746
01/01/2013 to 12/31/2013	$11.99147	$13.73227	348,132
01/01/2014 to 12/31/2014	$13.73227	$14.31600	328,965
01/01/2015 to 12/31/2015	$14.31600	$14.17844	216,126
01/01/2016 to 12/31/2016	$14.17844	$14.92088	259,074
01/01/2017 to 12/31/2017	$14.92088	$17.14202	232,854
01/01/2018 to 12/31/2018	$17.14202	$15.84907	212,175
01/01/2019 to 12/31/2019	$15.84907	$18.97557	148,296
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98761	$10.80442	55,196
01/01/2011 to 12/31/2011	$10.80442	$10.42280	76,200
01/01/2012 to 12/31/2012	$10.42280	$11.29307	203,461
01/01/2013 to 12/31/2013	$11.29307	$12.47561	211,709
01/01/2014 to 12/31/2014	$12.47561	$12.88732	205,719
01/01/2015 to 12/31/2015	$12.88732	$12.64079	191,628
01/01/2016 to 12/31/2016	$12.64079	$13.01812	173,870
01/01/2017 to 12/31/2017	$13.01812	$14.86723	151,309
01/01/2018 to 12/31/2018	$14.86723	$13.45138	125,433
01/01/2019 to 12/31/2019	$13.45138	$15.60114	100,530
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99855	$10.08662	0
01/01/2014 to 12/31/2014	$10.08662	$9.60035	233
01/01/2015 to 12/31/2015	$9.60035	$7.96783	0
01/01/2016 to 12/31/2016	$7.96783	$8.87524	0
01/01/2017 to 12/31/2017	$8.87524	$11.76814	0
01/01/2018 to 12/31/2018	$11.76814	$9.36950	0
01/01/2019 to 12/31/2019	$9.36950	$10.84459	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99855	$11.62919	0
01/01/2014 to 12/31/2014	$11.62919	$12.93054	0
01/01/2015 to 12/31/2015	$12.93054	$12.92367	0
01/01/2016 to 12/31/2016	$12.92367	$14.05695	0
01/01/2017 to 12/31/2017	$14.05695	$16.86894	0
01/01/2018 to 12/31/2018	$16.86894	$15.22412	0
01/01/2019 to 12/31/2019	$15.22412	$18.33502	0

A 130

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98880	$10.77058	556,518
01/01/2011 to 12/31/2011	$10.77058	$10.45375	735,796
01/01/2012 to 12/31/2012	$10.45375	$11.55181	1,055,670
01/01/2013 to 12/31/2013	$11.55181	$13.35262	1,104,395
01/01/2014 to 12/31/2014	$13.35262	$13.97452	1,120,716
01/01/2015 to 12/31/2015	$13.97452	$13.79539	1,084,000
01/01/2016 to 12/31/2016	$13.79539	$14.40810	1,026,950
01/01/2017 to 12/31/2017	$14.40810	$16.26680	906,859
01/01/2018 to 12/31/2018	$16.26680	$15.19203	870,242
01/01/2019 to 12/31/2019	$15.19203	$17.82447	511,892
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99855	$9.16071	41,927
01/01/2012 to 12/31/2012	$9.16071	$10.07084	113,292
01/01/2013 to 12/31/2013	$10.07084	$10.96850	130,330
01/01/2014 to 12/31/2014	$10.96850	$11.30407	120,871
01/01/2015 to 12/31/2015	$11.30407	$10.77295	155,743
01/01/2016 to 12/31/2016	$10.77295	$11.32163	129,806
01/01/2017 to 12/31/2017	$11.32163	$12.52694	106,859
01/01/2018 to 12/31/2018	$12.52694	$11.65698	90,326
01/01/2019 to 12/31/2019	$11.65698	$13.47108	79,277
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00797	$10.09850	15,360
01/01/2011 to 12/31/2011	$10.09850	$10.14512	25,213
01/01/2012 to 12/31/2012	$10.14512	$10.43537	79,837
01/01/2013 to 12/31/2013	$10.43537	$10.02994	74,312
01/01/2014 to 12/31/2014	$10.02994	$9.84500	46,640
01/01/2015 to 12/31/2015	$9.84500	$9.71957	37,268
01/01/2016 to 12/31/2016	$9.71957	$9.70619	24,693
01/01/2017 to 12/31/2017	$9.70619	$9.69948	10,022
01/01/2018 to 12/31/2018	$9.69948	$9.59985	5,084
01/01/2019 to 12/31/2019	$9.59985	$9.86761	4,033
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00690	$10.37151	77,058
01/01/2011 to 12/31/2011	$10.37151	$10.51419	160,743
01/01/2012 to 12/31/2012	$10.51419	$11.29299	328,827
01/01/2013 to 12/31/2013	$11.29299	$10.89150	287,416
01/01/2014 to 12/31/2014	$10.89150	$11.15372	229,484
01/01/2015 to 12/31/2015	$11.15372	$10.72757	192,853
01/01/2016 to 12/31/2016	$10.72757	$10.98592	169,672
01/01/2017 to 12/31/2017	$10.98592	$11.26500	159,275
01/01/2018 to 12/31/2018	$11.26500	$10.99380	125,051
01/01/2019 to 12/31/2019	$10.99380	$11.79787	79,080
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97772	$10.85132	55,360
01/01/2011 to 12/31/2011	$10.85132	$10.40307	191,947
01/01/2012 to 12/31/2012	$10.40307	$11.62338	326,355
01/01/2013 to 12/31/2013	$11.62338	$14.01007	456,099
01/01/2014 to 12/31/2014	$14.01007	$14.72777	538,820
01/01/2015 to 12/31/2015	$14.72777	$14.54716	520,453
01/01/2016 to 12/31/2016	$14.54716	$15.27026	411,425
01/01/2017 to 12/31/2017	$15.27026	$17.68776	495,981
01/01/2018 to 12/31/2018	$17.68776	$16.29611	421,597
01/01/2019 to 12/31/2019	$16.29611	$19.57305	258,529

A 131

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99855	$11.65291	0
01/01/2014 to 12/31/2014	$11.65291	$13.00714	1,253
01/01/2015 to 12/31/2015	$13.00714	$12.32303	1,205
01/01/2016 to 12/31/2016	$12.32303	$13.91121	1,827
01/01/2017 to 12/31/2017	$13.91121	$16.18384	1,701
01/01/2018 to 12/31/2018	$16.18384	$15.14147	2,005
01/01/2019 to 12/31/2019	$15.14147	$19.49291	1,057
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.97022	$11.56479	577
01/01/2011 to 12/31/2011	$11.56479	$10.79005	1,398
01/01/2012 to 12/31/2012	$10.79005	$13.44257	2,730
01/01/2013 to 12/31/2013	$13.44257	$13.78162	2,533
01/01/2014 to 12/31/2014	$13.78162	$15.42574	1,596
01/01/2015 to 12/31/2015	$15.42574	$15.14226	1,940
01/01/2016 to 12/31/2016	$15.14226	$15.01105	1,963
01/01/2017 to 12/31/2017	$15.01105	$16.35469	2,018
01/01/2018 to 12/31/2018	$16.35469	$15.31028	1,993
01/01/2019 to 12/31/2019	$15.31028	$18.82201	1,792
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95994	$11.80558	608
01/01/2011 to 12/31/2011	$11.80558	$12.36368	5,148
01/01/2012 to 12/31/2012	$12.36368	$14.01142	39,913
01/01/2013 to 12/31/2013	$14.01142	$14.19752	41,259
01/01/2014 to 12/31/2014	$14.19752	$18.26133	38,173
01/01/2015 to 12/31/2015	$18.26133	$18.81082	22,236
01/01/2016 to 12/31/2016	$18.81082	$19.37222	27,349
01/01/2017 to 12/31/2017	$19.37222	$20.22280	17,740
01/01/2018 to 12/31/2018	$20.22280	$18.92236	12,543
01/01/2019 to 12/31/2019	$18.92236	$24.39477	6,190
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97603	$11.03356	140,962
01/01/2011 to 12/31/2011	$11.03356	$10.67767	256,537
01/01/2012 to 12/31/2012	$10.67767	$11.60637	344,261
01/01/2013 to 12/31/2013	$11.60637	$13.08645	382,291
01/01/2014 to 12/31/2014	$13.08645	$13.26266	379,242
01/01/2015 to 12/31/2015	$13.26266	$13.15963	321,351
01/01/2016 to 12/31/2016	$13.15963	$13.47991	260,461
01/01/2017 to 12/31/2017	$13.47991	$15.42626	239,341
01/01/2018 to 12/31/2018	$15.42626	$13.98110	208,629
01/01/2019 to 12/31/2019	$13.98110	$16.48383	144,096
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98829	$10.72009	148,622
01/01/2011 to 12/31/2011	$10.72009	$10.47940	284,287
01/01/2012 to 12/31/2012	$10.47940	$11.33878	457,838
01/01/2013 to 12/31/2013	$11.33878	$12.23442	394,386
01/01/2014 to 12/31/2014	$12.23442	$12.50612	381,042
01/01/2015 to 12/31/2015	$12.50612	$12.17554	303,042
01/01/2016 to 12/31/2016	$12.17554	$12.59168	251,052
01/01/2017 to 12/31/2017	$12.59168	$13.89158	203,908
01/01/2018 to 12/31/2018	$13.89158	$12.68395	134,326
01/01/2019 to 12/31/2019	$12.68395	$14.45862	101,465

A 132

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96518	$11.51063	1,574
01/01/2011 to 12/31/2011	$11.51063	$11.45679	2,396
01/01/2012 to 12/31/2012	$11.45679	$13.02209	10,993
01/01/2013 to 12/31/2013	$13.02209	$17.76015	9,355
01/01/2014 to 12/31/2014	$17.76015	$18.70544	9,414
01/01/2015 to 12/31/2015	$18.70544	$17.36832	3,815
01/01/2016 to 12/31/2016	$17.36832	$21.21391	14,554
01/01/2017 to 12/31/2017	$21.21391	$23.38408	3,450
01/01/2018 to 12/31/2018	$23.38408	$19.74150	3,527
01/01/2019 to 12/31/2019	$19.74150	$23.78663	1,761
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99855	$9.86040	17,924
01/01/2011 to 12/31/2011	$9.86040	$9.69018	94,379
01/01/2012 to 12/31/2012	$9.69018	$9.52120	32,000
01/01/2013 to 12/31/2013	$9.52120	$9.35451	48,750
01/01/2014 to 12/31/2014	$9.35451	$9.19061	28,613
01/01/2015 to 12/31/2015	$9.19061	$9.02990	25,840
01/01/2016 to 12/31/2016	$9.02990	$8.87249	169,163
01/01/2017 to 12/31/2017	$8.87249	$8.74727	110,330
01/01/2018 to 12/31/2018	$8.74727	$8.70509	22,364
01/01/2019 to 12/31/2019	$8.70509	$8.69732	22,603
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98452	$10.78171	15,135
01/01/2011 to 12/31/2011	$10.78171	$10.92947	20,124
01/01/2012 to 12/31/2012	$10.92947	$12.22775	38,691
01/01/2013 to 12/31/2013	$12.22775	$12.87634	37,084
01/01/2014 to 12/31/2014	$12.87634	$12.97458	33,611
01/01/2015 to 12/31/2015	$12.97458	$12.29330	23,891
01/01/2016 to 12/31/2016	$12.29330	$13.93812	18,604
01/01/2017 to 12/31/2017	$13.93812	$14.71809	15,132
01/01/2018 to 12/31/2018	$14.71809	$14.17190	10,028
01/01/2019 to 12/31/2019	$14.17190	$16.05428	4,077
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99054	$10.63757	0
01/01/2011 to 12/31/2011	$10.63757	$10.01439	484
01/01/2012 to 12/31/2012	$10.01439	$11.50030	5,078
01/01/2013 to 12/31/2013	$11.50030	$15.80305	8,220
01/01/2014 to 12/31/2014	$15.80305	$17.66086	3,847
01/01/2015 to 12/31/2015	$17.66086	$15.99209	3,187
01/01/2016 to 12/31/2016	$15.99209	$18.83748	3,782
01/01/2017 to 12/31/2017	$18.83748	$22.06105	2,892
01/01/2018 to 12/31/2018	$22.06105	$18.60561	2,483
01/01/2019 to 12/31/2019	$18.60561	$23.67693	1,494
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92938	$11.27694	120
01/01/2011 to 12/31/2011	$11.27694	$9.64782	1,856
01/01/2012 to 12/31/2012	$9.64782	$11.40938	2,713
01/01/2013 to 12/31/2013	$11.40938	$13.34589	3,681
01/01/2014 to 12/31/2014	$13.34589	$12.38793	3,930
01/01/2015 to 12/31/2015	$12.38793	$12.55430	4,419
01/01/2016 to 12/31/2016	$12.55430	$11.86891	4,317
01/01/2017 to 12/31/2017	$11.86891	$15.79310	4,050
01/01/2018 to 12/31/2018	$15.79310	$13.44685	5,094
01/01/2019 to 12/31/2019	$13.44685	$17.45393	3,283

A 133

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92925	$10.81483	0
01/01/2011 to 12/31/2011	$10.81483	$9.29226	1,340
01/01/2012 to 12/31/2012	$9.29226	$10.65209	1,841
01/01/2013 to 12/31/2013	$10.65209	$12.50310	2,015
01/01/2014 to 12/31/2014	$12.50310	$11.46080	2,171
01/01/2015 to 12/31/2015	$11.46080	$11.35223	2,708
01/01/2016 to 12/31/2016	$11.35223	$11.21869	2,795
01/01/2017 to 12/31/2017	$11.21869	$13.53755	2,626
01/01/2018 to 12/31/2018	$13.53755	$11.15331	2,190
01/01/2019 to 12/31/2019	$11.15331	$13.15227	1,617
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00678	$10.61892	0
01/01/2011 to 12/31/2011	$10.61892	$11.73180	721,427
01/01/2012 to 12/31/2012	$11.73180	$12.60988	257,180
01/01/2013 to 12/31/2013	$12.60988	$11.99498	24,827
01/01/2014 to 12/31/2014	$11.99498	$12.57818	42,097
01/01/2015 to 12/31/2015	$12.57818	$12.50301	160,864
01/01/2016 to 12/31/2016	$12.50301	$12.80120	176,441
01/01/2017 to 12/31/2017	$12.80120	$13.12019	78,109
01/01/2018 to 12/31/2018	$13.12019	$12.85499	375,206
01/01/2019 to 12/31/2019	$12.85499	$14.04850	61,750
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97679	$10.89130	41,388
01/01/2011 to 12/31/2011	$10.89130	$10.64008	96,297
01/01/2012 to 12/31/2012	$10.64008	$11.87362	170,252
01/01/2013 to 12/31/2013	$11.87362	$13.56520	140,636
01/01/2014 to 12/31/2014	$13.56520	$14.17605	130,776
01/01/2015 to 12/31/2015	$14.17605	$13.78206	152,365
01/01/2016 to 12/31/2016	$13.78206	$14.24783	129,964
01/01/2017 to 12/31/2017	$14.24783	$16.37276	114,222
01/01/2018 to 12/31/2018	$16.37276	$14.89894	101,021
01/01/2019 to 12/31/2019	$14.89894	$17.48245	96,078
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92190	$10.57658	1,581
01/01/2011 to 12/31/2011	$10.57658	$9.44081	3,859
01/01/2012 to 12/31/2012	$9.44081	$11.30753	9,860
01/01/2013 to 12/31/2013	$11.30753	$12.81614	11,578
01/01/2014 to 12/31/2014	$12.81614	$11.79034	8,276
01/01/2015 to 12/31/2015	$11.79034	$11.26028	8,943
01/01/2016 to 12/31/2016	$11.26028	$11.27738	8,609
01/01/2017 to 12/31/2017	$11.27738	$14.36387	23,667
01/01/2018 to 12/31/2018	$14.36387	$11.64600	22,314
01/01/2019 to 12/31/2019	$11.64600	$14.55710	19,372
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.60650	75,332
01/01/2011 to 12/31/2011	$10.60650	$10.44555	151,898
01/01/2012 to 12/31/2012	$10.44555	$11.36262	162,802
01/01/2013 to 12/31/2013	$11.36262	$12.39541	138,935
01/01/2014 to 12/31/2014	$12.39541	$12.84217	128,325
01/01/2015 to 12/31/2015	$12.84217	$12.59437	111,156
01/01/2016 to 12/31/2016	$12.59437	$12.84941	97,892
01/01/2017 to 12/31/2017	$12.84941	$14.15798	89,524
01/01/2018 to 12/31/2018	$14.15798	$13.19587	84,348
01/01/2019 to 12/31/2019	$13.19587	$14.85907	54,942

A 134

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97140	$10.79575	644
01/01/2011 to 12/31/2011	$10.79575	$10.67737	2,411
01/01/2012 to 12/31/2012	$10.67737	$12.08337	7,072
01/01/2013 to 12/31/2013	$12.08337	$16.20460	8,291
01/01/2014 to 12/31/2014	$16.20460	$17.43420	7,653
01/01/2015 to 12/31/2015	$17.43420	$18.95058	7,200
01/01/2016 to 12/31/2016	$18.95058	$18.34697	6,626
01/01/2017 to 12/31/2017	$18.34697	$24.48575	6,799
01/01/2018 to 12/31/2018	$24.48575	$23.66738	6,329
01/01/2019 to 12/31/2019	$23.66738	$30.83442	5,877
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99855	$9.94073	0
01/01/2015 to 12/31/2015	$9.94073	$9.67849	0
01/01/2016 to 12/31/2016	$9.67849	$10.35756	0
01/01/2017 to 12/31/2017	$10.35756	$11.66317	0
01/01/2018 to 12/31/2018	$11.66317	$10.75107	0
01/01/2019 to 12/31/2019	$10.75107	$12.49091	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99265	$11.32577	4,345
01/01/2011 to 12/31/2011	$11.32577	$11.02625	11,728
01/01/2012 to 12/31/2012	$11.02625	$12.16189	16,208
01/01/2013 to 12/31/2013	$12.16189	$16.32387	14,548
01/01/2014 to 12/31/2014	$16.32387	$17.73664	14,446
01/01/2015 to 12/31/2015	$17.73664	$19.18145	11,958
01/01/2016 to 12/31/2016	$19.18145	$19.89744	10,601
01/01/2017 to 12/31/2017	$19.89744	$25.99973	9,105
01/01/2018 to 12/31/2018	$25.99973	$24.85560	7,706
01/01/2019 to 12/31/2019	$24.85560	$32.14511	5,717
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98768	$10.91439	569
01/01/2011 to 12/31/2011	$10.91439	$10.38774	2,245
01/01/2012 to 12/31/2012	$10.38774	$12.56100	3,063
01/01/2013 to 12/31/2013	$12.56100	$15.75160	3,033
01/01/2014 to 12/31/2014	$15.75160	$16.03772	3,135
01/01/2015 to 12/31/2015	$16.03772	$15.52614	3,005
01/01/2016 to 12/31/2016	$15.52614	$16.34003	2,841
01/01/2017 to 12/31/2017	$16.34003	$19.88229	2,372
01/01/2018 to 12/31/2018	$19.88229	$17.66651	3,498
01/01/2019 to 12/31/2019	$17.66651	$22.55722	2,639
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99855	$10.31667	14,557
01/01/2013 to 12/31/2013	$10.31667	$12.05335	44,361
01/01/2014 to 12/31/2014	$12.05335	$12.45104	46,801
01/01/2015 to 12/31/2015	$12.45104	$12.08130	46,464
01/01/2016 to 12/31/2016	$12.08130	$12.38336	44,161
01/01/2017 to 12/31/2017	$12.38336	$14.17395	57,804
01/01/2018 to 12/31/2018	$14.17395	$12.77230	42,428
01/01/2019 to 12/31/2019	$12.77230	$15.40523	44,164

A 135

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.88984	264
01/01/2011 to 12/31/2011	$10.88984	$10.63594	1,273
01/01/2012 to 12/31/2012	$10.63594	$12.23483	5,168
01/01/2013 to 12/31/2013	$12.23483	$16.43313	5,217
01/01/2014 to 12/31/2014	$16.43313	$17.55182	2,399
01/01/2015 to 12/31/2015	$17.55182	$18.49137	2,135
01/01/2016 to 12/31/2016	$18.49137	$18.51571	2,074
01/01/2017 to 12/31/2017	$18.51571	$23.77910	2,631
01/01/2018 to 12/31/2018	$23.77910	$23.86296	2,112
01/01/2019 to 12/31/2019	$23.86296	$32.30299	1,402
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99855	$10.19294	0
01/01/2013 to 12/31/2013	$10.19294	$13.47007	0
01/01/2014 to 12/31/2014	$13.47007	$14.58654	0
01/01/2015 to 12/31/2015	$14.58654	$14.22763	0
01/01/2016 to 12/31/2016	$14.22763	$15.85876	1,021
01/01/2017 to 12/31/2017	$15.85876	$18.28388	959
01/01/2018 to 12/31/2018	$18.28388	$16.13891	968
01/01/2019 to 12/31/2019	$16.13891	$20.50995	953
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01987	$11.43545	2,825
01/01/2011 to 12/31/2011	$11.43545	$10.90107	2,149
01/01/2012 to 12/31/2012	$10.90107	$12.81077	12,362
01/01/2013 to 12/31/2013	$12.81077	$16.63853	12,061
01/01/2014 to 12/31/2014	$16.63853	$18.23178	11,109
01/01/2015 to 12/31/2015	$18.23178	$16.89433	18,589
01/01/2016 to 12/31/2016	$16.89433	$16.87237	5,186
01/01/2017 to 12/31/2017	$16.87237	$21.06904	7,083
01/01/2018 to 12/31/2018	$21.06904	$19.79818	6,679
01/01/2019 to 12/31/2019	$19.79818	$25.31742	4,290
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99110	$11.25415	1,358
01/01/2011 to 12/31/2011	$11.25415	$10.78277	3,655
01/01/2012 to 12/31/2012	$10.78277	$12.40835	8,885
01/01/2013 to 12/31/2013	$12.40835	$17.31263	11,620
01/01/2014 to 12/31/2014	$17.31263	$19.43362	6,290
01/01/2015 to 12/31/2015	$19.43362	$18.01719	4,952
01/01/2016 to 12/31/2016	$18.01719	$20.92974	5,487
01/01/2017 to 12/31/2017	$20.92974	$23.40007	7,314
01/01/2018 to 12/31/2018	$23.40007	$19.20825	6,271
01/01/2019 to 12/31/2019	$19.20825	$22.83810	4,104
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93903	$11.69549	2,517
01/01/2011 to 12/31/2011	$11.69549	$9.16163	7,758
01/01/2012 to 12/31/2012	$9.16163	$10.61502	12,375
01/01/2013 to 12/31/2013	$10.61502	$10.45258	12,053
01/01/2014 to 12/31/2014	$10.45258	$9.78876	9,032
01/01/2015 to 12/31/2015	$9.78876	$8.00868	10,408
01/01/2016 to 12/31/2016	$8.00868	$8.84155	8,707
01/01/2017 to 12/31/2017	$8.84155	$10.97868	12,338
01/01/2018 to 12/31/2018	$10.97868	$9.27050	13,271
01/01/2019 to 12/31/2019	$9.27050	$10.32405	12,906

A 136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98952	$10.61539	134,781
01/01/2011 to 12/31/2011	$10.61539	$10.53375	270,726
01/01/2012 to 12/31/2012	$10.53375	$11.42278	485,810
01/01/2013 to 12/31/2013	$11.42278	$12.25678	450,002
01/01/2014 to 12/31/2014	$12.25678	$12.73782	401,403
01/01/2015 to 12/31/2015	$12.73782	$12.53287	369,309
01/01/2016 to 12/31/2016	$12.53287	$12.99436	323,441
01/01/2017 to 12/31/2017	$12.99436	$14.06104	298,180
01/01/2018 to 12/31/2018	$14.06104	$13.42133	255,144
01/01/2019 to 12/31/2019	$13.42133	$15.13010	147,586
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01847	$10.06887	0
01/01/2012 to 12/31/2012	$10.06887	$10.59579	10,424
01/01/2013 to 12/31/2013	$10.59579	$10.16961	10,395
01/01/2014 to 12/31/2014	$10.16961	$10.59719	11,269
01/01/2015 to 12/31/2015	$10.59719	$10.38389	9,710
01/01/2016 to 12/31/2016	$10.38389	$10.63198	9,305
01/01/2017 to 12/31/2017	$10.63198	$11.03886	16,955
01/01/2018 to 12/31/2018	$11.03886	$10.75653	16,690
01/01/2019 to 12/31/2019	$10.75653	$11.59915	11,529
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96354	$11.52850	28,273
01/01/2011 to 12/31/2011	$11.52850	$10.62310	110,504
01/01/2012 to 12/31/2012	$10.62310	$11.78553	201,862
01/01/2013 to 12/31/2013	$11.78553	$13.55074	253,922
01/01/2014 to 12/31/2014	$13.55074	$14.53817	298,038
01/01/2015 to 12/31/2015	$14.53817	$14.19624	474,645
01/01/2016 to 12/31/2016	$14.19624	$15.35626	433,015
01/01/2017 to 12/31/2017	$15.35626	$17.51687	771,499
01/01/2018 to 12/31/2018	$17.51687	$15.90156	671,707
01/01/2019 to 12/31/2019	$15.90156	$18.61965	465,078
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99855	$11.66876	0
01/01/2014 to 12/31/2014	$11.66876	$13.21199	0
01/01/2015 to 12/31/2015	$13.21199	$13.18105	0
01/01/2016 to 12/31/2016	$13.18105	$14.35667	0
01/01/2017 to 12/31/2017	$14.35667	$17.12655	0
01/01/2018 to 12/31/2018	$17.12655	$15.62197	0
01/01/2019 to 12/31/2019	$15.62197	$19.21476	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.90996	1,251
01/01/2011 to 12/31/2011	$10.90996	$11.08995	1,901
01/01/2012 to 12/31/2012	$11.08995	$12.94442	6,204
01/01/2013 to 12/31/2013	$12.94442	$16.84217	7,753
01/01/2014 to 12/31/2014	$16.84217	$19.39582	8,035
01/01/2015 to 12/31/2015	$19.39582	$19.64317	6,962
01/01/2016 to 12/31/2016	$19.64317	$22.16553	4,434
01/01/2017 to 12/31/2017	$22.16553	$26.62467	4,048
01/01/2018 to 12/31/2018	$26.62467	$24.00701	3,723
01/01/2019 to 12/31/2019	$24.00701	$29.35759	2,597

A 137

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99855	$8.89388	0
01/01/2012 to 12/31/2012	$8.89388	$9.88784	0
01/01/2013 to 12/31/2013	$9.88784	$11.89068	0
01/01/2014 to 12/31/2014	$11.89068	$12.44210	204
01/01/2015 to 12/31/2015	$12.44210	$12.24277	203
01/01/2016 to 12/31/2016	$12.24277	$12.78960	203
01/01/2017 to 12/31/2017	$12.78960	$14.85220	202
01/01/2018 to 12/31/2018	$14.85220	$13.63837	202
01/01/2019 to 12/31/2019	$13.63837	$16.24103	201
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97188	$12.17884	115
01/01/2011 to 12/31/2011	$12.17884	$10.39703	2,465
01/01/2012 to 12/31/2012	$10.39703	$12.26529	5,987
01/01/2013 to 12/31/2013	$12.26529	$16.96880	5,328
01/01/2014 to 12/31/2014	$16.96880	$17.49567	4,794
01/01/2015 to 12/31/2015	$17.49567	$17.41891	4,414
01/01/2016 to 12/31/2016	$17.41891	$18.43243	4,115
01/01/2017 to 12/31/2017	$18.43243	$23.12569	3,524
01/01/2018 to 12/31/2018	$23.12569	$20.25518	3,248
01/01/2019 to 12/31/2019	$20.25518	$27.16113	3,472
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96093	$12.63958	1,253
01/01/2011 to 12/31/2011	$12.63958	$12.29711	5,638
01/01/2012 to 12/31/2012	$12.29711	$13.55270	6,243
01/01/2013 to 12/31/2013	$13.55270	$17.99922	7,693
01/01/2014 to 12/31/2014	$17.99922	$18.35966	6,536
01/01/2015 to 12/31/2015	$18.35966	$18.18004	5,815
01/01/2016 to 12/31/2016	$18.18004	$20.01978	5,068
01/01/2017 to 12/31/2017	$20.01978	$24.37473	5,134
01/01/2018 to 12/31/2018	$24.37473	$21.93341	6,321
01/01/2019 to 12/31/2019	$21.93341	$28.04041	5,087
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96436	$11.48713	157
01/01/2011 to 12/31/2011	$11.48713	$10.61184	754
01/01/2012 to 12/31/2012	$10.61184	$12.31926	6,898
01/01/2013 to 12/31/2013	$12.31926	$16.63069	6,285
01/01/2014 to 12/31/2014	$16.63069	$17.20048	5,238
01/01/2015 to 12/31/2015	$17.20048	$16.17115	5,831
01/01/2016 to 12/31/2016	$16.17115	$20.52886	5,898
01/01/2017 to 12/31/2017	$20.52886	$21.65241	4,569
01/01/2018 to 12/31/2018	$21.65241	$17.63918	2,359
01/01/2019 to 12/31/2019	$17.63918	$21.13965	2,230
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99224	$10.71167	106,714
01/01/2011 to 12/31/2011	$10.71167	$10.73326	194,274
01/01/2012 to 12/31/2012	$10.73326	$11.96839	478,079
01/01/2013 to 12/31/2013	$11.96839	$13.73841	553,456
01/01/2014 to 12/31/2014	$13.73841	$14.29175	477,005
01/01/2015 to 12/31/2015	$14.29175	$14.04753	590,757
01/01/2016 to 12/31/2016	$14.04753	$14.84347	557,360
01/01/2017 to 12/31/2017	$14.84347	$16.83142	522,840
01/01/2018 to 12/31/2018	$16.83142	$15.65438	453,990
01/01/2019 to 12/31/2019	$15.65438	$18.58642	343,956

A 138

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99855	$10.50266	0
01/01/2015 to 12/31/2015	$10.50266	$10.47362	0
01/01/2016 to 12/31/2016	$10.47362	$10.85152	0
01/01/2017 to 12/31/2017	$10.85152	$12.83758	0
01/01/2018 to 12/31/2018	$12.83758	$11.64846	0
01/01/2019 to 12/31/2019	$11.64846	$14.27440	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97113	$11.15658	1,422
01/01/2011 to 12/31/2011	$11.15658	$10.77586	5,045
01/01/2012 to 12/31/2012	$10.77586	$12.44852	25,278
01/01/2013 to 12/31/2013	$12.44852	$17.61549	28,771
01/01/2014 to 12/31/2014	$17.61549	$18.75163	27,625
01/01/2015 to 12/31/2015	$18.75163	$20.18904	22,517
01/01/2016 to 12/31/2016	$20.18904	$20.37179	9,355
01/01/2017 to 12/31/2017	$20.37179	$27.59955	23,172
01/01/2018 to 12/31/2018	$27.59955	$28.16236	34,797
01/01/2019 to 12/31/2019	$28.16236	$35.48074	28,831
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98616	$10.68707	6,499
01/01/2011 to 12/31/2011	$10.68707	$10.44865	7,684
01/01/2012 to 12/31/2012	$10.44865	$11.64133	11,696
01/01/2013 to 12/31/2013	$11.64133	$15.39843	12,289
01/01/2014 to 12/31/2014	$15.39843	$15.36465	12,323
01/01/2015 to 12/31/2015	$15.36465	$14.18031	11,455
01/01/2016 to 12/31/2016	$14.18031	$14.78659	10,721
01/01/2017 to 12/31/2017	$14.78659	$16.93333	11,121
01/01/2018 to 12/31/2018	$16.93333	$15.02002	33,522
01/01/2019 to 12/31/2019	$15.02002	$18.58965	52,463
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85980	$11.49684	1,559
01/01/2011 to 12/31/2011	$11.49684	$9.61076	8,511
01/01/2012 to 12/31/2012	$9.61076	$9.78378	11,606
01/01/2013 to 12/31/2013	$9.78378	$11.09103	9,649
01/01/2014 to 12/31/2014	$11.09103	$9.98573	9,002
01/01/2015 to 12/31/2015	$9.98573	$7.92203	10,772
01/01/2016 to 12/31/2016	$7.92203	$9.69968	8,437
01/01/2017 to 12/31/2017	$9.69968	$10.51259	8,787
01/01/2018 to 12/31/2018	$10.51259	$8.60772	7,944
01/01/2019 to 12/31/2019	$8.60772	$9.88347	8,140
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98023	$10.32968	5,180
01/01/2011 to 12/31/2011	$10.32968	$10.56776	7,841
01/01/2012 to 12/31/2012	$10.56776	$10.92516	20,052
01/01/2013 to 12/31/2013	$10.92516	$10.33107	22,631
01/01/2014 to 12/31/2014	$10.33107	$10.20677	19,882
01/01/2015 to 12/31/2015	$10.20677	$9.56505	9,354
01/01/2016 to 12/31/2016	$9.56505	$9.80746	4,191
01/01/2017 to 12/31/2017	$9.80746	$9.83298	4,127
01/01/2018 to 12/31/2018	$9.83298	$9.85305	1,670
01/01/2019 to 12/31/2019	$9.85305	$9.83595	465

A 139

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98881	$11.52183	123
01/01/2011 to 12/31/2011	$11.52183	$10.92973	1,469
01/01/2012 to 12/31/2012	$10.92973	$12.71518	9,263
01/01/2013 to 12/31/2013	$12.71518	$16.54223	7,359
01/01/2014 to 12/31/2014	$16.54223	$18.68576	5,413
01/01/2015 to 12/31/2015	$18.68576	$17.14548	6,415
01/01/2016 to 12/31/2016	$17.14548	$19.20369	5,413
01/01/2017 to 12/31/2017	$19.20369	$22.36493	4,301
01/01/2018 to 12/31/2018	$22.36493	$18.34033	1,760
01/01/2019 to 12/31/2019	$18.34033	$21.46927	1,250
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99855	$8.83142	51,400
01/01/2012 to 12/31/2012	$8.83142	$9.63179	9,702
01/01/2013 to 12/31/2013	$9.63179	$11.40350	17,445
01/01/2014 to 12/31/2014	$11.40350	$11.82063	33,453
01/01/2015 to 12/31/2015	$11.82063	$11.54028	61,961
01/01/2016 to 12/31/2016	$11.54028	$12.07860	39,279
01/01/2017 to 12/31/2017	$12.07860	$13.48095	34,940
01/01/2018 to 12/31/2018	$13.48095	$12.58187	27,573
01/01/2019 to 12/31/2019	$12.58187	$14.90249	23,142
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99855	$10.41878	16,728
01/01/2011 to 12/31/2011	$10.41878	$10.85342	21,871
01/01/2012 to 12/31/2012	$10.85342	$11.50067	55,522
01/01/2013 to 12/31/2013	$11.50067	$11.13076	39,746
01/01/2014 to 12/31/2014	$11.13076	$11.72299	42,028
01/01/2015 to 12/31/2015	$11.72299	$11.66021	31,627
01/01/2016 to 12/31/2016	$11.66021	$12.04654	58,324
01/01/2017 to 12/31/2017	$12.04654	$12.58291	56,238
01/01/2018 to 12/31/2018	$12.58291	$12.08161	98,740
01/01/2019 to 12/31/2019	$12.08161	$13.33032	103,035
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99855	$10.38171	0
01/01/2013 to 12/31/2013	$10.38171	$9.37029	0
01/01/2014 to 12/31/2014	$9.37029	$9.33099	648
01/01/2015 to 12/31/2015	$9.33099	$8.88492	248
01/01/2016 to 12/31/2016	$8.88492	$9.65562	248
01/01/2017 to 12/31/2017	$9.65562	$10.36956	248
01/01/2018 to 12/31/2018	$10.36956	$9.50791	248
01/01/2019 to 12/31/2019	$9.50791	$10.72872	0
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	$9.90732	$8.80145	0
01/01/2019 to 12/31/2019	$8.80145	$10.58608	0
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	$9.91801	$9.38993	0
01/01/2019 to 12/31/2019	$9.38993	$12.09239	0
*Denotes the start date of these sub-accounts

A 140

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II - Cliff M&E (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.29187	$14.04247	464,848
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$17.10918	$18.69395	1,564,026
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$14.23421	$15.36938	1,375,743
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.26892	$17.56017	1,583,047
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.47595	$13.29333	668,334
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.56254	$9.71997	58,062
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$11.04961	$11.62229	73,124
AST Bond Portfolio 2019
03/19/2019 to 12/31/2019	$11.57495	$11.48569	0
AST Bond Portfolio 2020
03/19/2019 to 12/31/2019	$12.05516	$12.18363	510,310
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	$12.62921	$12.93078	154,231
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	$11.76093	$12.12452	78,393
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	$10.02217	$10.38676	3,634
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	$9.73740	$10.20371	96,264
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	$11.17485	$11.78307	33,065
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	$9.83221	$10.46638	594,538
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	$9.77831	$10.45627	217,881
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	$9.78510	$10.54486	98,842
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	$9.80794	$10.63309	299,599
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	$10.28782	$11.22275	79,860
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.73130	$19.28247	1,962,744
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$16.85934	$19.29017	33,990
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$17.00957	$18.54223	3,802
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$21.19227	$24.03292	14,863
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$14.91120	$16.23881	898,806
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$13.34317	$14.24339	899,504

A 141

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.86958	$23.43332	17,824
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.58809	$8.56794	3,827
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$14.89903	$15.81572	29,633
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.42497	$23.32541	28,457
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$15.13488	$17.19477	5,100
AST International Value Portfolio
03/19/2019 to 12/31/2019	$12.11177	$12.95687	6,550
AST Investment Grade Bond Portfolio
03/19/2019 to 12/31/2019	$10.43465	$11.12060	126,657
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$15.92113	$17.22240	492,950
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$12.83005	$14.34080	21,385
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.76720	$14.63843	368,368
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.19155	$30.37627	6,063
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$28.12756	$31.66749	10,527
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$19.89426	$22.22222	17,366
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.76198	$15.22538	407,174
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$27.36953	$31.82341	7,300
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.97114	$20.28059	6,437
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$22.71067	$24.94126	32,213
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.57853	$22.49821	9,537
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$9.89516	$10.17036	14,895
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$14.00085	$14.90552	1,161,213
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.82155	$11.45521	31,109
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$17.11338	$18.34307	2,480,964
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$26.44991	$28.92119	6,844
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$14.76573	$16.02711	5,778
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$24.27069	$26.75703	6,096
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.20943	$27.62375	12,084
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.66835	$20.82601	7,389
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.79166	$18.31077	3,184,589

A 142

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$31.84013	$34.95341	27,933
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$16.49712	$18.31332	27,928
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.52044	$9.73676	13,661
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$10.04436	$9.68993	25,879
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.19908	$21.15050	6,517
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.49011	$14.70649	962,993
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$12.24153	$13.13249	88,480
*Denotes the start date of these sub-accounts

A 143

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96751	$10.77691	12,165
01/01/2011 to 12/31/2011	$10.77691	$10.26518	33,960
01/01/2012 to 12/31/2012	$10.26518	$11.30635	41,027
01/01/2013 to 12/31/2013	$11.30635	$12.16672	42,309
01/01/2014 to 12/31/2014	$12.16672	$12.35971	40,207
01/01/2015 to 12/31/2015	$12.35971	$11.70468	32,704
01/01/2016 to 12/31/2016	$11.70468	$12.17929	14,103
01/01/2017 to 12/31/2017	$12.17929	$13.41803	13,575
01/01/2018 to 12/31/2018	$13.41803	$12.05997	11,319
01/01/2019 to 12/31/2019	$12.05997	$13.69535	7,248
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97819	$10.88255	15,615
01/01/2011 to 12/31/2011	$10.88255	$10.66087	23,701
01/01/2012 to 12/31/2012	$10.66087	$11.85511	44,620
01/01/2013 to 12/31/2013	$11.85511	$13.52094	47,975
01/01/2014 to 12/31/2014	$13.52094	$14.03839	42,765
01/01/2015 to 12/31/2015	$14.03839	$13.84685	36,710
01/01/2016 to 12/31/2016	$13.84685	$14.51275	31,122
01/01/2017 to 12/31/2017	$14.51275	$16.60538	29,821
01/01/2018 to 12/31/2018	$16.60538	$15.29005	24,866
01/01/2019 to 12/31/2019	$15.29005	$18.23183	15,943
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98727	$10.76898	12,612
01/01/2011 to 12/31/2011	$10.76898	$10.34642	15,869
01/01/2012 to 12/31/2012	$10.34642	$11.16466	25,982
01/01/2013 to 12/31/2013	$11.16466	$12.28361	25,857
01/01/2014 to 12/31/2014	$12.28361	$12.63732	18,752
01/01/2015 to 12/31/2015	$12.63732	$12.34513	30,926
01/01/2016 to 12/31/2016	$12.34513	$12.66201	29,552
01/01/2017 to 12/31/2017	$12.66201	$14.40192	28,830
01/01/2018 to 12/31/2018	$14.40192	$12.97700	24,532
01/01/2019 to 12/31/2019	$12.97700	$14.98980	14,048
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98847	$10.73529	22,804
01/01/2011 to 12/31/2011	$10.73529	$10.37714	65,338
01/01/2012 to 12/31/2012	$10.37714	$11.42035	101,566
01/01/2013 to 12/31/2013	$11.42035	$13.14696	103,050
01/01/2014 to 12/31/2014	$13.14696	$13.70336	93,217
01/01/2015 to 12/31/2015	$13.70336	$13.47257	87,590
01/01/2016 to 12/31/2016	$13.47257	$14.01393	81,843
01/01/2017 to 12/31/2017	$14.01393	$15.75760	77,345
01/01/2018 to 12/31/2018	$15.75760	$14.65624	62,228
01/01/2019 to 12/31/2019	$14.65624	$17.12583	46,922

A 144

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99821	$9.13559	8,230
01/01/2012 to 12/31/2012	$9.13559	$10.00229	30,700
01/01/2013 to 12/31/2013	$10.00229	$10.84949	34,301
01/01/2014 to 12/31/2014	$10.84949	$11.13593	34,529
01/01/2015 to 12/31/2015	$11.13593	$10.56951	33,914
01/01/2016 to 12/31/2016	$10.56951	$11.06264	10,803
01/01/2017 to 12/31/2017	$11.06264	$12.19072	12,443
01/01/2018 to 12/31/2018	$12.19072	$11.29756	12,236
01/01/2019 to 12/31/2019	$11.29756	$13.00270	10,252
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00764	$10.06524	17,406
01/01/2011 to 12/31/2011	$10.06524	$10.07064	18,241
01/01/2012 to 12/31/2012	$10.07064	$10.31656	18,703
01/01/2013 to 12/31/2013	$10.31656	$9.87539	16,372
01/01/2014 to 12/31/2014	$9.87539	$9.65361	15,145
01/01/2015 to 12/31/2015	$9.65361	$9.49166	12,350
01/01/2016 to 12/31/2016	$9.49166	$9.44051	9,925
01/01/2017 to 12/31/2017	$9.44051	$9.39580	13,233
01/01/2018 to 12/31/2018	$9.39580	$9.26127	6,198
01/01/2019 to 12/31/2019	$9.26127	$9.48106	7,461
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00656	$10.33749	21,106
01/01/2011 to 12/31/2011	$10.33749	$10.43711	32,939
01/01/2012 to 12/31/2012	$10.43711	$11.16439	61,822
01/01/2013 to 12/31/2013	$11.16439	$10.72367	79,727
01/01/2014 to 12/31/2014	$10.72367	$10.93718	67,138
01/01/2015 to 12/31/2015	$10.93718	$10.47646	60,006
01/01/2016 to 12/31/2016	$10.47646	$10.68518	65,990
01/01/2017 to 12/31/2017	$10.68518	$10.91214	65,012
01/01/2018 to 12/31/2018	$10.91214	$10.60572	60,743
01/01/2019 to 12/31/2019	$10.60572	$11.33512	55,088
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97738	$10.81582	2,858
01/01/2011 to 12/31/2011	$10.81582	$10.32683	9,464
01/01/2012 to 12/31/2012	$10.32683	$11.49108	67,619
01/01/2013 to 12/31/2013	$11.49108	$13.79435	61,281
01/01/2014 to 12/31/2014	$13.79435	$14.44190	58,348
01/01/2015 to 12/31/2015	$14.44190	$14.20676	58,062
01/01/2016 to 12/31/2016	$14.20676	$14.85242	55,292
01/01/2017 to 12/31/2017	$14.85242	$17.13419	54,774
01/01/2018 to 12/31/2018	$17.13419	$15.72146	20,705
01/01/2019 to 12/31/2019	$15.72146	$18.80596	8,772
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99821	$11.61237	0
01/01/2014 to 12/31/2014	$11.61237	$12.90918	4,004
01/01/2015 to 12/31/2015	$12.90918	$12.18049	3,302
01/01/2016 to 12/31/2016	$12.18049	$13.69453	3,368
01/01/2017 to 12/31/2017	$13.69453	$15.86715	2,637
01/01/2018 to 12/31/2018	$15.86715	$14.78437	2,513
01/01/2019 to 12/31/2019	$14.78437	$18.95576	2,222

A 145

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96989	$11.52688	0
01/01/2011 to 12/31/2011	$11.52688	$10.71105	24
01/01/2012 to 12/31/2012	$10.71105	$13.28970	3,622
01/01/2013 to 12/31/2013	$13.28970	$13.56937	4,906
01/01/2014 to 12/31/2014	$13.56937	$15.12643	180
01/01/2015 to 12/31/2015	$15.12643	$14.78798	179
01/01/2016 to 12/31/2016	$14.78798	$14.60045	180
01/01/2017 to 12/31/2017	$14.60045	$15.84272	181
01/01/2018 to 12/31/2018	$15.84272	$14.77024	173
01/01/2019 to 12/31/2019	$14.77024	$18.08412	153
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95960	$11.76700	0
01/01/2011 to 12/31/2011	$11.76700	$12.27331	1,698
01/01/2012 to 12/31/2012	$12.27331	$13.85220	3,794
01/01/2013 to 12/31/2013	$13.85220	$13.97911	5,032
01/01/2014 to 12/31/2014	$13.97911	$17.90735	4,163
01/01/2015 to 12/31/2015	$17.90735	$18.37116	6,231
01/01/2016 to 12/31/2016	$18.37116	$18.84280	6,734
01/01/2017 to 12/31/2017	$18.84280	$19.59045	4,108
01/01/2018 to 12/31/2018	$19.59045	$18.25558	3,960
01/01/2019 to 12/31/2019	$18.25558	$23.43955	3,386
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97569	$10.99750	22,623
01/01/2011 to 12/31/2011	$10.99750	$10.59953	71,546
01/01/2012 to 12/31/2012	$10.59953	$11.47432	112,590
01/01/2013 to 12/31/2013	$11.47432	$12.88499	107,853
01/01/2014 to 12/31/2014	$12.88499	$13.00531	95,314
01/01/2015 to 12/31/2015	$13.00531	$12.85179	106,801
01/01/2016 to 12/31/2016	$12.85179	$13.11093	86,969
01/01/2017 to 12/31/2017	$13.11093	$14.94320	76,801
01/01/2018 to 12/31/2018	$14.94320	$13.48781	64,073
01/01/2019 to 12/31/2019	$13.48781	$15.83746	46,487
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98796	$10.68489	307
01/01/2011 to 12/31/2011	$10.68489	$10.40258	3,361
01/01/2012 to 12/31/2012	$10.40258	$11.20961	3,391
01/01/2013 to 12/31/2013	$11.20961	$12.04591	3,339
01/01/2014 to 12/31/2014	$12.04591	$12.26323	3,274
01/01/2015 to 12/31/2015	$12.26323	$11.89052	3,111
01/01/2016 to 12/31/2016	$11.89052	$12.24703	2,970
01/01/2017 to 12/31/2017	$12.24703	$13.45657	2,611
01/01/2018 to 12/31/2018	$13.45657	$12.23654	2,353
01/01/2019 to 12/31/2019	$12.23654	$13.89193	1,544
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96484	$11.47291	1,096
01/01/2011 to 12/31/2011	$11.47291	$11.37278	1,639
01/01/2012 to 12/31/2012	$11.37278	$12.87387	3,041
01/01/2013 to 12/31/2013	$12.87387	$17.48643	2,655
01/01/2014 to 12/31/2014	$17.48643	$18.34207	930
01/01/2015 to 12/31/2015	$18.34207	$16.96158	1,120
01/01/2016 to 12/31/2016	$16.96158	$20.63316	1,006
01/01/2017 to 12/31/2017	$20.63316	$22.65158	1,014
01/01/2018 to 12/31/2018	$22.65158	$19.04482	1,303
01/01/2019 to 12/31/2019	$19.04482	$22.85373	1,128

A 146

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99822	$9.82805	1,287
01/01/2011 to 12/31/2011	$9.82805	$9.61919	1,332
01/01/2012 to 12/31/2012	$9.61919	$9.41308	0
01/01/2013 to 12/31/2013	$9.41308	$9.21068	0
01/01/2014 to 12/31/2014	$9.21068	$9.01260	0
01/01/2015 to 12/31/2015	$9.01260	$8.81875	0
01/01/2016 to 12/31/2016	$8.81875	$8.62972	0
01/01/2017 to 12/31/2017	$8.62972	$8.47354	0
01/01/2018 to 12/31/2018	$8.47354	$8.39821	0
01/01/2019 to 12/31/2019	$8.39821	$8.35674	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98419	$10.74637	0
01/01/2011 to 12/31/2011	$10.74637	$10.84929	4,451
01/01/2012 to 12/31/2012	$10.84929	$12.08858	9,069
01/01/2013 to 12/31/2013	$12.08858	$12.67807	9,225
01/01/2014 to 12/31/2014	$12.67807	$12.72290	9,258
01/01/2015 to 12/31/2015	$12.72290	$12.00573	9,208
01/01/2016 to 12/31/2016	$12.00573	$13.55690	8,596
01/01/2017 to 12/31/2017	$13.55690	$14.25737	11,690
01/01/2018 to 12/31/2018	$14.25737	$13.67210	11,361
01/01/2019 to 12/31/2019	$13.67210	$15.42508	10,447
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99020	$10.60265	1,193
01/01/2011 to 12/31/2011	$10.60265	$9.94093	13
01/01/2012 to 12/31/2012	$9.94093	$11.36943	169
01/01/2013 to 12/31/2013	$11.36943	$15.55961	138
01/01/2014 to 12/31/2014	$15.55961	$17.31807	121
01/01/2015 to 12/31/2015	$17.31807	$15.61779	118
01/01/2016 to 12/31/2016	$15.61779	$18.32198	110
01/01/2017 to 12/31/2017	$18.32198	$21.37030	1,126
01/01/2018 to 12/31/2018	$21.37030	$17.94921	1,130
01/01/2019 to 12/31/2019	$17.94921	$22.74864	1,092
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92904	$11.23996	1,135
01/01/2011 to 12/31/2011	$11.23996	$9.57716	860
01/01/2012 to 12/31/2012	$9.57716	$11.27953	1,128
01/01/2013 to 12/31/2013	$11.27953	$13.14034	1,076
01/01/2014 to 12/31/2014	$13.14034	$12.14739	1,194
01/01/2015 to 12/31/2015	$12.14739	$12.26035	989
01/01/2016 to 12/31/2016	$12.26035	$11.54411	1,064
01/01/2017 to 12/31/2017	$11.54411	$15.29858	2,344
01/01/2018 to 12/31/2018	$15.29858	$12.97234	2,501
01/01/2019 to 12/31/2019	$12.97234	$16.76961	2,237
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92891	$10.77933	0
01/01/2011 to 12/31/2011	$10.77933	$9.22411	720
01/01/2012 to 12/31/2012	$9.22411	$10.53073	1,793
01/01/2013 to 12/31/2013	$10.53073	$12.31033	2,938
01/01/2014 to 12/31/2014	$12.31033	$11.23806	3,191
01/01/2015 to 12/31/2015	$11.23806	$11.08635	2,996
01/01/2016 to 12/31/2016	$11.08635	$10.91151	3,192
01/01/2017 to 12/31/2017	$10.91151	$13.11345	4,545
01/01/2018 to 12/31/2018	$13.11345	$10.75955	4,961
01/01/2019 to 12/31/2019	$10.75955	$12.63625	4,938

A 147

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00644	$10.58415	0
01/01/2011 to 12/31/2011	$10.58415	$11.64591	99,914
01/01/2012 to 12/31/2012	$11.64591	$12.46651	35,478
01/01/2013 to 12/31/2013	$12.46651	$11.81025	17,063
01/01/2014 to 12/31/2014	$11.81025	$12.33407	21,139
01/01/2015 to 12/31/2015	$12.33407	$12.21051	47,321
01/01/2016 to 12/31/2016	$12.21051	$12.45101	63,601
01/01/2017 to 12/31/2017	$12.45101	$12.70944	46,700
01/01/2018 to 12/31/2018	$12.70944	$12.40161	110,261
01/01/2019 to 12/31/2019	$12.40161	$13.49785	14,103
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97645	$10.85561	2,136
01/01/2011 to 12/31/2011	$10.85561	$10.56202	1,549
01/01/2012 to 12/31/2012	$10.56202	$11.73841	5,377
01/01/2013 to 12/31/2013	$11.73841	$13.35620	5,990
01/01/2014 to 12/31/2014	$13.35620	$13.90077	5,011
01/01/2015 to 12/31/2015	$13.90077	$13.45952	4,578
01/01/2016 to 12/31/2016	$13.45952	$13.85792	4,794
01/01/2017 to 12/31/2017	$13.85792	$15.86011	5,289
01/01/2018 to 12/31/2018	$15.86011	$14.37343	4,524
01/01/2019 to 12/31/2019	$14.37343	$16.79713	2,864
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92157	$10.54174	2,500
01/01/2011 to 12/31/2011	$10.54174	$9.37150	1,084
01/01/2012 to 12/31/2012	$9.37150	$11.17875	1,083
01/01/2013 to 12/31/2013	$11.17875	$12.61883	999
01/01/2014 to 12/31/2014	$12.61883	$11.56154	1,069
01/01/2015 to 12/31/2015	$11.56154	$10.99675	1,050
01/01/2016 to 12/31/2016	$10.99675	$10.96881	1,084
01/01/2017 to 12/31/2017	$10.96881	$13.91438	962
01/01/2018 to 12/31/2018	$13.91438	$11.23537	1,046
01/01/2019 to 12/31/2019	$11.23537	$13.98681	52
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.57174	3,188
01/01/2011 to 12/31/2011	$10.57174	$10.36895	8,634
01/01/2012 to 12/31/2012	$10.36895	$11.23332	10,235
01/01/2013 to 12/31/2013	$11.23332	$12.20458	9,357
01/01/2014 to 12/31/2014	$12.20458	$12.59292	6,405
01/01/2015 to 12/31/2015	$12.59292	$12.29973	6,117
01/01/2016 to 12/31/2016	$12.29973	$12.49783	5,190
01/01/2017 to 12/31/2017	$12.49783	$13.71484	5,253
01/01/2018 to 12/31/2018	$13.71484	$12.73062	4,810
01/01/2019 to 12/31/2019	$12.73062	$14.27682	3,919
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97106	$10.76026	0
01/01/2011 to 12/31/2011	$10.76026	$10.59897	341
01/01/2012 to 12/31/2012	$10.59897	$11.94582	650
01/01/2013 to 12/31/2013	$11.94582	$15.95494	579
01/01/2014 to 12/31/2014	$15.95494	$17.09580	531
01/01/2015 to 12/31/2015	$17.09580	$18.50726	479
01/01/2016 to 12/31/2016	$18.50726	$17.84505	473
01/01/2017 to 12/31/2017	$17.84505	$23.71936	394
01/01/2018 to 12/31/2018	$23.71936	$22.83270	638
01/01/2019 to 12/31/2019	$22.83270	$29.62596	327

A 148

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99232	$11.28865	0
01/01/2011 to 12/31/2011	$11.28865	$10.94541	439
01/01/2012 to 12/31/2012	$10.94541	$12.02352	587
01/01/2013 to 12/31/2013	$12.02352	$16.07255	733
01/01/2014 to 12/31/2014	$16.07255	$17.39250	3,415
01/01/2015 to 12/31/2015	$17.39250	$18.73280	392
01/01/2016 to 12/31/2016	$18.73280	$19.35320	379
01/01/2017 to 12/31/2017	$19.35320	$25.18606	323
01/01/2018 to 12/31/2018	$25.18606	$23.97927	290
01/01/2019 to 12/31/2019	$23.97927	$30.88557	266
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98734	$10.87856	0
01/01/2011 to 12/31/2011	$10.87856	$10.31155	25
01/01/2012 to 12/31/2012	$10.31155	$12.41801	24
01/01/2013 to 12/31/2013	$12.41801	$15.50888	23
01/01/2014 to 12/31/2014	$15.50888	$15.72646	23
01/01/2015 to 12/31/2015	$15.72646	$15.16288	24
01/01/2016 to 12/31/2016	$15.16288	$15.89295	1,402
01/01/2017 to 12/31/2017	$15.89295	$19.25990	23
01/01/2018 to 12/31/2018	$19.25990	$17.04335	23
01/01/2019 to 12/31/2019	$17.04335	$21.67299	22
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99822	$10.28812	8,798
01/01/2013 to 12/31/2013	$10.28812	$11.97118	10,150
01/01/2014 to 12/31/2014	$11.97118	$12.31571	9,161
01/01/2015 to 12/31/2015	$12.31571	$11.90126	9,584
01/01/2016 to 12/31/2016	$11.90126	$12.14926	7,707
01/01/2017 to 12/31/2017	$12.14926	$13.84950	7,754
01/01/2018 to 12/31/2018	$13.84950	$12.42880	2,550
01/01/2019 to 12/31/2019	$12.42880	$14.92996	1,779
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.85427	0
01/01/2011 to 12/31/2011	$10.85427	$10.55815	24
01/01/2012 to 12/31/2012	$10.55815	$12.09583	276
01/01/2013 to 12/31/2013	$12.09583	$16.18042	231
01/01/2014 to 12/31/2014	$16.18042	$17.21163	338
01/01/2015 to 12/31/2015	$17.21163	$18.05908	3,359
01/01/2016 to 12/31/2016	$18.05908	$18.00947	3,234
01/01/2017 to 12/31/2017	$18.00947	$23.03522	3,686
01/01/2018 to 12/31/2018	$23.03522	$23.02189	3,478
01/01/2019 to 12/31/2019	$23.02189	$31.03763	2,787
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99822	$10.17752	0
01/01/2013 to 12/31/2013	$10.17752	$13.39500	0
01/01/2014 to 12/31/2014	$13.39500	$14.44620	0
01/01/2015 to 12/31/2015	$14.44620	$14.03334	0
01/01/2016 to 12/31/2016	$14.03334	$15.57875	3,489
01/01/2017 to 12/31/2017	$15.57875	$17.88822	0
01/01/2018 to 12/31/2018	$17.88822	$15.72498	0
01/01/2019 to 12/31/2019	$15.72498	$19.90261	0

A 149

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01954	$11.39805	1,286
01/01/2011 to 12/31/2011	$11.39805	$10.82130	1,298
01/01/2012 to 12/31/2012	$10.82130	$12.66509	4,379
01/01/2013 to 12/31/2013	$12.66509	$16.38245	3,802
01/01/2014 to 12/31/2014	$16.38245	$17.87799	2,189
01/01/2015 to 12/31/2015	$17.87799	$16.49901	3,475
01/01/2016 to 12/31/2016	$16.49901	$16.41064	4,406
01/01/2017 to 12/31/2017	$16.41064	$20.40932	3,230
01/01/2018 to 12/31/2018	$20.40932	$19.09976	2,915
01/01/2019 to 12/31/2019	$19.09976	$24.32494	2,756
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99077	$11.21717	1,144
01/01/2011 to 12/31/2011	$11.21717	$10.70359	1,141
01/01/2012 to 12/31/2012	$10.70359	$12.26702	1,330
01/01/2013 to 12/31/2013	$12.26702	$17.04575	1,722
01/01/2014 to 12/31/2014	$17.04575	$19.05619	772
01/01/2015 to 12/31/2015	$19.05619	$17.59543	443
01/01/2016 to 12/31/2016	$17.59543	$20.35683	1,161
01/01/2017 to 12/31/2017	$20.35683	$22.66722	480
01/01/2018 to 12/31/2018	$22.66722	$18.53043	334
01/01/2019 to 12/31/2019	$18.53043	$21.94253	126
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93869	$11.65729	0
01/01/2011 to 12/31/2011	$11.65729	$9.09457	540
01/01/2012 to 12/31/2012	$9.09457	$10.49422	3,376
01/01/2013 to 12/31/2013	$10.49422	$10.29148	5,025
01/01/2014 to 12/31/2014	$10.29148	$9.59859	5,187
01/01/2015 to 12/31/2015	$9.59859	$7.82112	6,018
01/01/2016 to 12/31/2016	$7.82112	$8.59942	7,858
01/01/2017 to 12/31/2017	$8.59942	$10.63475	7,305
01/01/2018 to 12/31/2018	$10.63475	$8.94325	7,838
01/01/2019 to 12/31/2019	$8.94325	$9.91914	7,453
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98918	$10.58066	103,605
01/01/2011 to 12/31/2011	$10.58066	$10.45671	144,285
01/01/2012 to 12/31/2012	$10.45671	$11.29302	154,091
01/01/2013 to 12/31/2013	$11.29302	$12.06818	144,853
01/01/2014 to 12/31/2014	$12.06818	$12.49073	133,030
01/01/2015 to 12/31/2015	$12.49073	$12.23976	81,899
01/01/2016 to 12/31/2016	$12.23976	$12.63896	75,770
01/01/2017 to 12/31/2017	$12.63896	$13.62084	71,036
01/01/2018 to 12/31/2018	$13.62084	$12.94796	67,249
01/01/2019 to 12/31/2019	$12.94796	$14.53711	26,845
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01813	$10.06185	3,193
01/01/2012 to 12/31/2012	$10.06185	$10.54515	3,248
01/01/2013 to 12/31/2013	$10.54515	$10.07983	3,384
01/01/2014 to 12/31/2014	$10.07983	$10.46093	3,119
01/01/2015 to 12/31/2015	$10.46093	$10.20855	4,845
01/01/2016 to 12/31/2016	$10.20855	$10.41006	4,244
01/01/2017 to 12/31/2017	$10.41006	$10.76453	4,035
01/01/2018 to 12/31/2018	$10.76453	$10.44621	3,722
01/01/2019 to 12/31/2019	$10.44621	$11.21880	4,170

A 150

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96321	$11.49069	14,765
01/01/2011 to 12/31/2011	$11.49069	$10.54529	13,742
01/01/2012 to 12/31/2012	$10.54529	$11.65139	38,728
01/01/2013 to 12/31/2013	$11.65139	$13.34208	43,047
01/01/2014 to 12/31/2014	$13.34208	$14.25597	41,214
01/01/2015 to 12/31/2015	$14.25597	$13.86404	75,359
01/01/2016 to 12/31/2016	$13.86404	$14.93617	69,520
01/01/2017 to 12/31/2017	$14.93617	$16.96853	95,453
01/01/2018 to 12/31/2018	$16.96853	$15.34067	35,698
01/01/2019 to 12/31/2019	$15.34067	$17.88974	11,839
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.87426	0
01/01/2011 to 12/31/2011	$10.87426	$11.00879	20
01/01/2012 to 12/31/2012	$11.00879	$12.79735	2,580
01/01/2013 to 12/31/2013	$12.79735	$16.58305	2,861
01/01/2014 to 12/31/2014	$16.58305	$19.01976	2,728
01/01/2015 to 12/31/2015	$19.01976	$19.18394	9
01/01/2016 to 12/31/2016	$19.18394	$21.55945	9
01/01/2017 to 12/31/2017	$21.55945	$25.79167	9
01/01/2018 to 12/31/2018	$25.79167	$23.16062	9
01/01/2019 to 12/31/2019	$23.16062	$28.20728	9
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99821	$8.86947	0
01/01/2012 to 12/31/2012	$8.86947	$9.82046	0
01/01/2013 to 12/31/2013	$9.82046	$11.76164	0
01/01/2014 to 12/31/2014	$11.76164	$12.25695	0
01/01/2015 to 12/31/2015	$12.25695	$12.01147	0
01/01/2016 to 12/31/2016	$12.01147	$12.49686	0
01/01/2017 to 12/31/2017	$12.49686	$14.45338	0
01/01/2018 to 12/31/2018	$14.45338	$13.21781	0
01/01/2019 to 12/31/2019	$13.21781	$15.67611	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97155	$12.13891	0
01/01/2011 to 12/31/2011	$12.13891	$10.32083	317
01/01/2012 to 12/31/2012	$10.32083	$12.12578	4,398
01/01/2013 to 12/31/2013	$12.12578	$16.70757	4,659
01/01/2014 to 12/31/2014	$16.70757	$17.15614	2,729
01/01/2015 to 12/31/2015	$17.15614	$17.01143	85
01/01/2016 to 12/31/2016	$17.01143	$17.92810	87
01/01/2017 to 12/31/2017	$17.92810	$22.40173	79
01/01/2018 to 12/31/2018	$22.40173	$19.54071	75
01/01/2019 to 12/31/2019	$19.54071	$26.09642	77
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96060	$12.59822	0
01/01/2011 to 12/31/2011	$12.59822	$12.20705	190
01/01/2012 to 12/31/2012	$12.20705	$13.39860	194
01/01/2013 to 12/31/2013	$13.39860	$17.72209	537
01/01/2014 to 12/31/2014	$17.72209	$18.00331	503
01/01/2015 to 12/31/2015	$18.00331	$17.75463	287
01/01/2016 to 12/31/2016	$17.75463	$19.47200	866
01/01/2017 to 12/31/2017	$19.47200	$23.61157	333
01/01/2018 to 12/31/2018	$23.61157	$21.15960	380
01/01/2019 to 12/31/2019	$21.15960	$26.94107	240

A 151

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96403	$11.44962	0
01/01/2011 to 12/31/2011	$11.44962	$10.53432	1,198
01/01/2012 to 12/31/2012	$10.53432	$12.17939	1,966
01/01/2013 to 12/31/2013	$12.17939	$16.37500	2,563
01/01/2014 to 12/31/2014	$16.37500	$16.86709	2,571
01/01/2015 to 12/31/2015	$16.86709	$15.79312	2,440
01/01/2016 to 12/31/2016	$15.79312	$19.96775	2,679
01/01/2017 to 12/31/2017	$19.96775	$20.97516	2,112
01/01/2018 to 12/31/2018	$20.97516	$17.01745	2,191
01/01/2019 to 12/31/2019	$17.01745	$20.31163	1,985
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99191	$10.67665	30,118
01/01/2011 to 12/31/2011	$10.67665	$10.65472	60,505
01/01/2012 to 12/31/2012	$10.65472	$11.83249	117,348
01/01/2013 to 12/31/2013	$11.83249	$13.52713	112,707
01/01/2014 to 12/31/2014	$13.52713	$14.01453	105,485
01/01/2015 to 12/31/2015	$14.01453	$13.71900	128,300
01/01/2016 to 12/31/2016	$13.71900	$14.43746	112,921
01/01/2017 to 12/31/2017	$14.43746	$16.30462	101,129
01/01/2018 to 12/31/2018	$16.30462	$15.10240	85,520
01/01/2019 to 12/31/2019	$15.10240	$17.85813	57,866
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97079	$11.12002	2,438
01/01/2011 to 12/31/2011	$11.12002	$10.69680	5,130
01/01/2012 to 12/31/2012	$10.69680	$12.30683	9,672
01/01/2013 to 12/31/2013	$12.30683	$17.34416	9,905
01/01/2014 to 12/31/2014	$17.34416	$18.38761	8,679
01/01/2015 to 12/31/2015	$18.38761	$19.71659	8,994
01/01/2016 to 12/31/2016	$19.71659	$19.81433	11,689
01/01/2017 to 12/31/2017	$19.81433	$26.73565	8,072
01/01/2018 to 12/31/2018	$26.73565	$27.16915	7,029
01/01/2019 to 12/31/2019	$27.16915	$34.09010	6,232
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98582	$10.65197	0
01/01/2011 to 12/31/2011	$10.65197	$10.37192	1,780
01/01/2012 to 12/31/2012	$10.37192	$11.50870	3,823
01/01/2013 to 12/31/2013	$11.50870	$15.16117	5,328
01/01/2014 to 12/31/2014	$15.16117	$15.06632	5,470
01/01/2015 to 12/31/2015	$15.06632	$13.84838	5,147
01/01/2016 to 12/31/2016	$13.84838	$14.38178	5,227
01/01/2017 to 12/31/2017	$14.38178	$16.40297	4,956
01/01/2018 to 12/31/2018	$16.40297	$14.49001	5,321
01/01/2019 to 12/31/2019	$14.49001	$17.86075	11,424
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85947	$11.45926	0
01/01/2011 to 12/31/2011	$11.45926	$9.54035	853
01/01/2012 to 12/31/2012	$9.54035	$9.67259	3,373
01/01/2013 to 12/31/2013	$9.67259	$10.92040	4,914
01/01/2014 to 12/31/2014	$10.92040	$9.79216	3,358
01/01/2015 to 12/31/2015	$9.79216	$7.73678	3,672
01/01/2016 to 12/31/2016	$7.73678	$9.43444	3,302
01/01/2017 to 12/31/2017	$9.43444	$10.18362	3,391
01/01/2018 to 12/31/2018	$10.18362	$8.30414	3,952
01/01/2019 to 12/31/2019	$8.30414	$9.49613	3,836

A 152

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97990	$10.29578	1,245
01/01/2011 to 12/31/2011	$10.29578	$10.49029	2,525
01/01/2012 to 12/31/2012	$10.49029	$10.80078	2,800
01/01/2013 to 12/31/2013	$10.80078	$10.17186	2,998
01/01/2014 to 12/31/2014	$10.17186	$10.00855	2,742
01/01/2015 to 12/31/2015	$10.00855	$9.34112	1,922
01/01/2016 to 12/31/2016	$9.34112	$9.53909	1,772
01/01/2017 to 12/31/2017	$9.53909	$9.52505	8,630
01/01/2018 to 12/31/2018	$9.52505	$9.50543	8,079
01/01/2019 to 12/31/2019	$9.50543	$9.45028	9,174
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98848	$11.48400	0
01/01/2011 to 12/31/2011	$11.48400	$10.84971	850
01/01/2012 to 12/31/2012	$10.84971	$12.57064	1,729
01/01/2013 to 12/31/2013	$12.57064	$16.28775	2,459
01/01/2014 to 12/31/2014	$16.28775	$18.32341	2,121
01/01/2015 to 12/31/2015	$18.32341	$16.74458	2,115
01/01/2016 to 12/31/2016	$16.74458	$18.67863	2,024
01/01/2017 to 12/31/2017	$18.67863	$21.66516	1,899
01/01/2018 to 12/31/2018	$21.66516	$17.69373	1,980
01/01/2019 to 12/31/2019	$17.69373	$20.62804	2,107
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99821	$8.80715	6,473
01/01/2012 to 12/31/2012	$8.80715	$9.56607	7,466
01/01/2013 to 12/31/2013	$9.56607	$11.27958	7,403
01/01/2014 to 12/31/2014	$11.27958	$11.64456	11,015
01/01/2015 to 12/31/2015	$11.64456	$11.32210	10,618
01/01/2016 to 12/31/2016	$11.32210	$11.80216	7,742
01/01/2017 to 12/31/2017	$11.80216	$13.11908	7,584
01/01/2018 to 12/31/2018	$13.11908	$12.19402	7,401
01/01/2019 to 12/31/2019	$12.19402	$14.38433	6,285
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99821	$10.38458	1,466
01/01/2011 to 12/31/2011	$10.38458	$10.77399	1,815
01/01/2012 to 12/31/2012	$10.77399	$11.36989	9,477
01/01/2013 to 12/31/2013	$11.36989	$10.95942	12,808
01/01/2014 to 12/31/2014	$10.95942	$11.49564	19,721
01/01/2015 to 12/31/2015	$11.49564	$11.38757	19,822
01/01/2016 to 12/31/2016	$11.38757	$11.71721	24,645
01/01/2017 to 12/31/2017	$11.71721	$12.18917	21,822
01/01/2018 to 12/31/2018	$12.18917	$11.65564	27,212
01/01/2019 to 12/31/2019	$11.65564	$12.80804	26,941
*Denotes the start date of these sub-accounts

A 153

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II - Cliff M&E (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$12.81098	$13.49093	11,560
AST Advanced Strategies Portfolio
03/19/2019 to 12/31/2019	$16.49001	$17.95958	16,376
AST AllianzGI World Trends Portfolio
03/19/2019 to 12/31/2019	$13.71898	$14.76547	7,763
AST Balanced Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$15.67973	$16.86994	84,136
AST BlackRock Global Strategies Portfolio
03/19/2019 to 12/31/2019	$12.08055	$12.83089	0
AST BlackRock Low Duration Bond Portfolio
03/19/2019 to 12/31/2019	$9.21698	$9.33871	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/19/2019 to 12/31/2019	$10.64959	$11.16573	10,055
AST Bond Portfolio 2019
03/19/2019 to 12/31/2019	$11.15651	$11.03528	0
AST Bond Portfolio 2020
03/19/2019 to 12/31/2019	$11.61856	$11.70445	194,309
AST Bond Portfolio 2021
03/19/2019 to 12/31/2019	$12.17220	$12.42299	147,318
AST Bond Portfolio 2022
03/19/2019 to 12/31/2019	$11.37280	$11.68680	71,001
AST Bond Portfolio 2023
03/19/2019 to 12/31/2019	$9.73106	$10.05275	0
AST Bond Portfolio 2024
03/19/2019 to 12/31/2019	$9.49320	$9.91592	2,454
AST Bond Portfolio 2025
03/19/2019 to 12/31/2019	$10.93934	$11.49770	7,688
AST Bond Portfolio 2026
03/19/2019 to 12/31/2019	$9.66457	$10.25497	188,397
AST Bond Portfolio 2027
03/19/2019 to 12/31/2019	$9.65088	$10.28687	61,134
AST Bond Portfolio 2028
03/19/2019 to 12/31/2019	$9.69677	$10.41618	0
AST Bond Portfolio 2029
03/19/2019 to 12/31/2019	$9.75917	$10.54623	18,273
AST Bond Portfolio 2030
03/19/2019 to 12/31/2019	$10.27876	$11.17699	26,565
AST Capital Growth Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$17.08967	$18.52511	53,784
AST ClearBridge Dividend Growth Portfolio
03/19/2019 to 12/31/2019	$16.44648	$18.75730	1,336
AST Cohen & Steers Global Realty Portfolio
03/19/2019 to 12/31/2019	$16.39417	$17.81396	619
AST Cohen & Steers Realty Portfolio
03/19/2019 to 12/31/2019	$20.42552	$23.08904	353
AST Fidelity Institutional AM® Quantitative Portfolio
03/19/2019 to 12/31/2019	$14.37148	$15.60078	20,265
AST Goldman Sachs Multi-Asset Portfolio
03/19/2019 to 12/31/2019	$12.86065	$13.68427	16,718

A 154

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$21.07795	$22.51253	33
AST Government Money Market Portfolio
03/19/2019 to 12/31/2019	$8.27761	$8.23164	1,182
AST High Yield Portfolio
03/19/2019 to 12/31/2019	$14.36016	$15.19472	166
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.64958	$22.40912	522
AST International Growth Portfolio
03/19/2019 to 12/31/2019	$14.58714	$16.51934	95
AST International Value Portfolio
03/19/2019 to 12/31/2019	$11.67284	$12.44721	646
AST J.P. Morgan Global Thematic Portfolio
03/19/2019 to 12/31/2019	$15.34518	$16.54611	1,370
AST J.P. Morgan International Equity Portfolio
03/19/2019 to 12/31/2019	$12.36581	$13.77757	168
AST J.P. Morgan Strategic Opportunities Portfolio
03/19/2019 to 12/31/2019	$13.26886	$14.06328	9,621
AST Jennison Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$26.20781	$29.18324	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$27.10991	$30.42379	272
AST MFS Global Equity Portfolio
03/19/2019 to 12/31/2019	$19.17437	$21.34931	1,063
AST MFS Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$13.37969	$14.75490	38
AST MFS Growth Portfolio
03/19/2019 to 12/31/2019	$26.37906	$30.57336	20
AST MFS Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$17.49384	$19.67854	0
AST Mid-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$21.88858	$23.96116	652
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$20.79808	$21.61499	106
AST Parametric Emerging Markets Equity Portfolio
03/19/2019 to 12/31/2019	$9.53715	$9.77091	2,023
AST Preservation Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$13.49410	$14.31985	10,549
AST Prudential Core Bond Portfolio
03/19/2019 to 12/31/2019	$10.49957	$11.07870	316
AST Prudential Growth Allocation Portfolio
03/19/2019 to 12/31/2019	$16.49420	$17.62276	61,213
AST QMA US Equity Alpha Portfolio
03/19/2019 to 12/31/2019	$25.49337	$27.78584	827
AST Quantitative Modeling Portfolio
03/19/2019 to 12/31/2019	$14.29735	$15.46895	0
AST Small-Cap Growth Opportunities Portfolio
03/19/2019 to 12/31/2019	$23.39256	$25.70620	672
AST Small-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$25.26079	$26.53836	443
AST Small-Cap Value Portfolio
03/19/2019 to 12/31/2019	$18.95681	$20.00821	588
AST T. Rowe Price Asset Allocation Portfolio
03/19/2019 to 12/31/2019	$16.18382	$17.59130	58,102
AST T. Rowe Price Large-Cap Growth Portfolio
03/19/2019 to 12/31/2019	$30.68833	$33.58092	522

A 155

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/19/2019 to 12/31/2019	$15.89989	$17.59375	4,022
AST T. Rowe Price Natural Resources Portfolio
03/19/2019 to 12/31/2019	$9.17566	$9.35411	326
AST Templeton Global Bond Portfolio
03/19/2019 to 12/31/2019	$9.68057	$9.30901	259
AST WEDGE Capital Mid-Cap Value Portfolio
03/19/2019 to 12/31/2019	$19.46824	$20.31979	0
AST Wellington Management Hedged Equity Portfolio
03/19/2019 to 12/31/2019	$13.06206	$14.19415	614
AST Western Asset Core Plus Bond Portfolio
03/19/2019 to 12/31/2019	$11.79872	$12.61685	4,148
*Denotes the start date of these sub-accounts

A 156

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96734	$10.75915	28,262
01/01/2011 to 12/31/2011	$10.75915	$10.22743	13,293
01/01/2012 to 12/31/2012	$10.22743	$11.24170	5,219
01/01/2013 to 12/31/2013	$11.24170	$12.07242	193
01/01/2014 to 12/31/2014	$12.07242	$12.23882	0
01/01/2015 to 12/31/2015	$12.23882	$11.56645	0
01/01/2016 to 12/31/2016	$11.56645	$12.01088	0
01/01/2017 to 12/31/2017	$12.01088	$13.20557	0
01/01/2018 to 12/31/2018	$13.20557	$11.84454	0
01/01/2019 to 12/31/2019	$11.84454	$13.42320	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97803	$10.86460	0
01/01/2011 to 12/31/2011	$10.86460	$10.62155	44,624
01/01/2012 to 12/31/2012	$10.62155	$11.78720	28,276
01/01/2013 to 12/31/2013	$11.78720	$13.41606	1,753
01/01/2014 to 12/31/2014	$13.41606	$13.90094	0
01/01/2015 to 12/31/2015	$13.90094	$13.68317	0
01/01/2016 to 12/31/2016	$13.68317	$14.31201	0
01/01/2017 to 12/31/2017	$14.31201	$16.34238	0
01/01/2018 to 12/31/2018	$16.34238	$15.01703	0
01/01/2019 to 12/31/2019	$15.01703	$17.86971	0
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98710	$10.75126	0
01/01/2011 to 12/31/2011	$10.75126	$10.30837	24,258
01/01/2012 to 12/31/2012	$10.30837	$11.10075	15,406
01/01/2013 to 12/31/2013	$11.10075	$12.18835	894
01/01/2014 to 12/31/2014	$12.18835	$12.51365	0
01/01/2015 to 12/31/2015	$12.51365	$12.19922	0
01/01/2016 to 12/31/2016	$12.19922	$12.48685	0
01/01/2017 to 12/31/2017	$12.48685	$14.17369	0
01/01/2018 to 12/31/2018	$14.17369	$12.74505	0
01/01/2019 to 12/31/2019	$12.74505	$14.69170	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98830	$10.71761	5,793
01/01/2011 to 12/31/2011	$10.71761	$10.33893	8,239
01/01/2012 to 12/31/2012	$10.33893	$11.35513	10,879
01/01/2013 to 12/31/2013	$11.35513	$13.04513	3,280
01/01/2014 to 12/31/2014	$13.04513	$13.56935	5,975
01/01/2015 to 12/31/2015	$13.56935	$13.31353	4,630
01/01/2016 to 12/31/2016	$13.31353	$13.82021	3,514
01/01/2017 to 12/31/2017	$13.82021	$15.50812	5,057
01/01/2018 to 12/31/2018	$15.50812	$14.39451	0
01/01/2019 to 12/31/2019	$14.39451	$16.78561	0

A 157

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99805	$9.12313	0
01/01/2012 to 12/31/2012	$9.12313	$9.96798	0
01/01/2013 to 12/31/2013	$9.96798	$10.79016	0
01/01/2014 to 12/31/2014	$10.79016	$11.05246	0
01/01/2015 to 12/31/2015	$11.05246	$10.46885	0
01/01/2016 to 12/31/2016	$10.46885	$10.93501	0
01/01/2017 to 12/31/2017	$10.93501	$12.02559	0
01/01/2018 to 12/31/2018	$12.02559	$11.12161	0
01/01/2019 to 12/31/2019	$11.12161	$12.77406	0
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00747	$10.04881	2,440
01/01/2011 to 12/31/2011	$10.04881	$10.03369	6,041
01/01/2012 to 12/31/2012	$10.03369	$10.25741	5,131
01/01/2013 to 12/31/2013	$10.25741	$9.79857	1,954
01/01/2014 to 12/31/2014	$9.79857	$9.55887	1,111
01/01/2015 to 12/31/2015	$9.55887	$9.37935	0
01/01/2016 to 12/31/2016	$9.37935	$9.30932	0
01/01/2017 to 12/31/2017	$9.30932	$9.24584	0
01/01/2018 to 12/31/2018	$9.24584	$9.09473	0
01/01/2019 to 12/31/2019	$9.09473	$9.29150	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00639	$10.32046	39,459
01/01/2011 to 12/31/2011	$10.32046	$10.39873	18,326
01/01/2012 to 12/31/2012	$10.39873	$11.10057	14,855
01/01/2013 to 12/31/2013	$11.10057	$10.64048	6,069
01/01/2014 to 12/31/2014	$10.64048	$10.82998	3,974
01/01/2015 to 12/31/2015	$10.82998	$10.35248	771
01/01/2016 to 12/31/2016	$10.35248	$10.53723	779
01/01/2017 to 12/31/2017	$10.53723	$10.73914	1,389
01/01/2018 to 12/31/2018	$10.73914	$10.41617	911
01/01/2019 to 12/31/2019	$10.41617	$11.10981	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99805	$10.59732	0
01/01/2011 to 12/31/2011	$10.59732	$12.00179	0
01/01/2012 to 12/31/2012	$12.00179	$12.40605	2,285
01/01/2013 to 12/31/2013	$12.40605	$11.52925	0
01/01/2014 to 12/31/2014	$11.52925	$11.73842	0
01/01/2015 to 12/31/2015	$11.73842	$11.58535	0
01/01/2016 to 12/31/2016	$11.58535	$11.47742	0
01/01/2017 to 12/31/2017	$11.47742	$11.29346	0
01/01/2018 to 12/31/2018	$11.29346	$11.08918	11,533
01/01/2019 to 12/31/2019	$11.08918	$10.98067	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00887	$10.62787	0
01/01/2011 to 12/31/2011	$10.62787	$12.31691	0
01/01/2012 to 12/31/2012	$12.31691	$12.78702	0
01/01/2013 to 12/31/2013	$12.78702	$11.67293	0
01/01/2014 to 12/31/2014	$11.67293	$12.10070	0
01/01/2015 to 12/31/2015	$12.10070	$11.99679	0
01/01/2016 to 12/31/2016	$11.99679	$11.94466	0
01/01/2017 to 12/31/2017	$11.94466	$11.76792	0
01/01/2018 to 12/31/2018	$11.76792	$11.52351	0
01/01/2019 to 12/31/2019	$11.52351	$11.64643	0

A 158

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00780	$10.72931	0
01/01/2011 to 12/31/2011	$10.72931	$12.60470	20,038
01/01/2012 to 12/31/2012	$12.60470	$13.14422	4,879
01/01/2013 to 12/31/2013	$13.14422	$11.93675	6,789
01/01/2014 to 12/31/2014	$11.93675	$12.55155	2,759
01/01/2015 to 12/31/2015	$12.55155	$12.47514	3,049
01/01/2016 to 12/31/2016	$12.47514	$12.43034	3,231
01/01/2017 to 12/31/2017	$12.43034	$12.33085	2,412
01/01/2018 to 12/31/2018	$12.33085	$12.04768	0
01/01/2019 to 12/31/2019	$12.04768	$12.36076	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99805	$11.95342	77,644
01/01/2012 to 12/31/2012	$11.95342	$12.35456	146,381
01/01/2013 to 12/31/2013	$12.35456	$10.88848	66,625
01/01/2014 to 12/31/2014	$10.88848	$11.73515	7,711
01/01/2015 to 12/31/2015	$11.73515	$11.69959	7,839
01/01/2016 to 12/31/2016	$11.69959	$11.63394	7,894
01/01/2017 to 12/31/2017	$11.63394	$11.53948	7,894
01/01/2018 to 12/31/2018	$11.53948	$11.25026	7,894
01/01/2019 to 12/31/2019	$11.25026	$11.63307	7,894
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99740	$10.34068	0
01/01/2013 to 12/31/2013	$10.34068	$9.06777	10,827
01/01/2014 to 12/31/2014	$9.06777	$9.97216	7,074
01/01/2015 to 12/31/2015	$9.97216	$10.00163	0
01/01/2016 to 12/31/2016	$10.00163	$9.95378	0
01/01/2017 to 12/31/2017	$9.95378	$9.88524	0
01/01/2018 to 12/31/2018	$9.88524	$9.62630	0
01/01/2019 to 12/31/2019	$9.62630	$10.01192	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99870	$8.70047	0
01/01/2014 to 12/31/2014	$8.70047	$9.73572	0
01/01/2015 to 12/31/2015	$9.73572	$9.77696	0
01/01/2016 to 12/31/2016	$9.77696	$9.72967	0
01/01/2017 to 12/31/2017	$9.72967	$9.66150	0
01/01/2018 to 12/31/2018	$9.66150	$9.37256	0
01/01/2019 to 12/31/2019	$9.37256	$9.88049	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99870	$11.23968	0
01/01/2015 to 12/31/2015	$11.23968	$11.19491	7,991
01/01/2016 to 12/31/2016	$11.19491	$11.20268	0
01/01/2017 to 12/31/2017	$11.20268	$11.14026	0
01/01/2018 to 12/31/2018	$11.14026	$10.79716	0
01/01/2019 to 12/31/2019	$10.79716	$11.46263	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99870	$9.88219	0
01/01/2016 to 12/31/2016	$9.88219	$9.85094	12,481
01/01/2017 to 12/31/2017	$9.85094	$9.85289	10,372
01/01/2018 to 12/31/2018	$9.85289	$9.52005	0
01/01/2019 to 12/31/2019	$9.52005	$10.22871	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99740	$9.82430	0
01/01/2017 to 12/31/2017	$9.82430	$9.85162	0
01/01/2018 to 12/31/2018	$9.85162	$9.49786	0
01/01/2019 to 12/31/2019	$9.49786	$10.26589	0

A 159

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99739	$9.98063	0
01/01/2018 to 12/31/2018	$9.98063	$9.54455	4,198
01/01/2019 to 12/31/2019	$9.54455	$10.40041	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99739	$9.60752	0
01/01/2019 to 12/31/2019	$9.60752	$10.53551	0
AST Bond Portfolio 2030
01/02/2019* to 12/31/2019	$9.99870	$11.17122	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97721	$10.79804	6,523
01/01/2011 to 12/31/2011	$10.79804	$10.28877	3,182
01/01/2012 to 12/31/2012	$10.28877	$11.42534	3,109
01/01/2013 to 12/31/2013	$11.42534	$13.68738	3,524
01/01/2014 to 12/31/2014	$13.68738	$14.30069	4,029
01/01/2015 to 12/31/2015	$14.30069	$14.03913	2,968
01/01/2016 to 12/31/2016	$14.03913	$14.64727	3,033
01/01/2017 to 12/31/2017	$14.64727	$16.86301	3,914
01/01/2018 to 12/31/2018	$16.86301	$15.44075	3,152
01/01/2019 to 12/31/2019	$15.44075	$18.43251	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99805	$11.59214	0
01/01/2014 to 12/31/2014	$11.59214	$12.86032	0
01/01/2015 to 12/31/2015	$12.86032	$12.10961	0
01/01/2016 to 12/31/2016	$12.10961	$13.58705	0
01/01/2017 to 12/31/2017	$13.58705	$15.71061	0
01/01/2018 to 12/31/2018	$15.71061	$14.60844	0
01/01/2019 to 12/31/2019	$14.60844	$18.69194	0
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$9.96972	$11.50809	697
01/01/2011 to 12/31/2011	$11.50809	$10.67179	323
01/01/2012 to 12/31/2012	$10.67179	$13.21390	288
01/01/2013 to 12/31/2013	$13.21390	$13.46442	435
01/01/2014 to 12/31/2014	$13.46442	$14.97880	513
01/01/2015 to 12/31/2015	$14.97880	$14.61374	341
01/01/2016 to 12/31/2016	$14.61374	$14.39889	383
01/01/2017 to 12/31/2017	$14.39889	$15.59219	631
01/01/2018 to 12/31/2018	$15.59219	$14.50677	411
01/01/2019 to 12/31/2019	$14.50677	$17.72526	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.95944	$11.74760	4,332
01/01/2011 to 12/31/2011	$11.74760	$12.22807	0
01/01/2012 to 12/31/2012	$12.22807	$13.77283	0
01/01/2013 to 12/31/2013	$13.77283	$13.87061	0
01/01/2014 to 12/31/2014	$13.87061	$17.73201	0
01/01/2015 to 12/31/2015	$17.73201	$18.15410	0
01/01/2016 to 12/31/2016	$18.15410	$18.58231	0
01/01/2017 to 12/31/2017	$18.58231	$19.28015	0
01/01/2018 to 12/31/2018	$19.28015	$17.92944	0
01/01/2019 to 12/31/2019	$17.92944	$22.97375	0

A 160

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97552	$10.97934	0
01/01/2011 to 12/31/2011	$10.97934	$10.56045	25,101
01/01/2012 to 12/31/2012	$10.56045	$11.40861	15,974
01/01/2013 to 12/31/2013	$11.40861	$12.78490	871
01/01/2014 to 12/31/2014	$12.78490	$12.87792	0
01/01/2015 to 12/31/2015	$12.87792	$12.69991	0
01/01/2016 to 12/31/2016	$12.69991	$12.92967	0
01/01/2017 to 12/31/2017	$12.92967	$14.70656	0
01/01/2018 to 12/31/2018	$14.70656	$13.24687	0
01/01/2019 to 12/31/2019	$13.24687	$15.52285	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98779	$10.66728	0
01/01/2011 to 12/31/2011	$10.66728	$10.36422	0
01/01/2012 to 12/31/2012	$10.36422	$11.14546	0
01/01/2013 to 12/31/2013	$11.14546	$11.95250	0
01/01/2014 to 12/31/2014	$11.95250	$12.14325	0
01/01/2015 to 12/31/2015	$12.14325	$11.75007	0
01/01/2016 to 12/31/2016	$11.75007	$12.07766	0
01/01/2017 to 12/31/2017	$12.07766	$13.24345	0
01/01/2018 to 12/31/2018	$13.24345	$12.01789	0
01/01/2019 to 12/31/2019	$12.01789	$13.61569	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96468	$11.45406	2,173
01/01/2011 to 12/31/2011	$11.45406	$11.33091	0
01/01/2012 to 12/31/2012	$11.33091	$12.80029	0
01/01/2013 to 12/31/2013	$12.80029	$17.35113	0
01/01/2014 to 12/31/2014	$17.35113	$18.16301	0
01/01/2015 to 12/31/2015	$18.16301	$16.76174	0
01/01/2016 to 12/31/2016	$16.76174	$20.34844	0
01/01/2017 to 12/31/2017	$20.34844	$22.29353	0
01/01/2018 to 12/31/2018	$22.29353	$18.70525	0
01/01/2019 to 12/31/2019	$18.70525	$22.40037	0
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99805	$9.81187	12,181
01/01/2011 to 12/31/2011	$9.81187	$9.58392	0
01/01/2012 to 12/31/2012	$9.58392	$9.35920	0
01/01/2013 to 12/31/2013	$9.35920	$9.13913	0
01/01/2014 to 12/31/2014	$9.13913	$8.92450	0
01/01/2015 to 12/31/2015	$8.92450	$8.71476	0
01/01/2016 to 12/31/2016	$8.71476	$8.51057	0
01/01/2017 to 12/31/2017	$8.51057	$8.33954	0
01/01/2018 to 12/31/2018	$8.33954	$8.24837	0
01/01/2019 to 12/31/2019	$8.24837	$8.19073	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98402	$10.72872	3,834
01/01/2011 to 12/31/2011	$10.72872	$10.80943	2,070
01/01/2012 to 12/31/2012	$10.80943	$12.01952	1,707
01/01/2013 to 12/31/2013	$12.01952	$12.57980	1,372
01/01/2014 to 12/31/2014	$12.57980	$12.59830	1,364
01/01/2015 to 12/31/2015	$12.59830	$11.86381	824
01/01/2016 to 12/31/2016	$11.86381	$13.36939	845
01/01/2017 to 12/31/2017	$13.36939	$14.03154	1,356
01/01/2018 to 12/31/2018	$14.03154	$13.42785	867
01/01/2019 to 12/31/2019	$13.42785	$15.11847	0

A 161

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99003	$10.58525	801
01/01/2011 to 12/31/2011	$10.58525	$9.90441	358
01/01/2012 to 12/31/2012	$9.90441	$11.30444	323
01/01/2013 to 12/31/2013	$11.30444	$15.43913	422
01/01/2014 to 12/31/2014	$15.43913	$17.14880	461
01/01/2015 to 12/31/2015	$17.14880	$15.43354	317
01/01/2016 to 12/31/2016	$15.43354	$18.06897	344
01/01/2017 to 12/31/2017	$18.06897	$21.03225	473
01/01/2018 to 12/31/2018	$21.03225	$17.62901	300
01/01/2019 to 12/31/2019	$17.62901	$22.29725	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92888	$11.22148	0
01/01/2011 to 12/31/2011	$11.22148	$9.54183	0
01/01/2012 to 12/31/2012	$9.54183	$11.21495	0
01/01/2013 to 12/31/2013	$11.21495	$13.03848	0
01/01/2014 to 12/31/2014	$13.03848	$12.02858	0
01/01/2015 to 12/31/2015	$12.02858	$12.11568	0
01/01/2016 to 12/31/2016	$12.11568	$11.38457	0
01/01/2017 to 12/31/2017	$11.38457	$15.05653	0
01/01/2018 to 12/31/2018	$15.05653	$12.74093	0
01/01/2019 to 12/31/2019	$12.74093	$16.43683	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92875	$10.76157	0
01/01/2011 to 12/31/2011	$10.76157	$9.19006	0
01/01/2012 to 12/31/2012	$9.19006	$10.47035	0
01/01/2013 to 12/31/2013	$10.47035	$12.21478	0
01/01/2014 to 12/31/2014	$12.21478	$11.12807	0
01/01/2015 to 12/31/2015	$11.12807	$10.95534	0
01/01/2016 to 12/31/2016	$10.95534	$10.76057	0
01/01/2017 to 12/31/2017	$10.76057	$12.90565	0
01/01/2018 to 12/31/2018	$12.90565	$10.56728	0
01/01/2019 to 12/31/2019	$10.56728	$12.38514	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97628	$10.83775	0
01/01/2011 to 12/31/2011	$10.83775	$10.52321	4,297
01/01/2012 to 12/31/2012	$10.52321	$11.67143	2,580
01/01/2013 to 12/31/2013	$11.67143	$13.25283	810
01/01/2014 to 12/31/2014	$13.25283	$13.76509	810
01/01/2015 to 12/31/2015	$13.76509	$13.30082	728
01/01/2016 to 12/31/2016	$13.30082	$13.66665	771
01/01/2017 to 12/31/2017	$13.66665	$15.60933	771
01/01/2018 to 12/31/2018	$15.60933	$14.11700	771
01/01/2019 to 12/31/2019	$14.11700	$16.46387	771
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92140	$10.52447	0
01/01/2011 to 12/31/2011	$10.52447	$9.33702	0
01/01/2012 to 12/31/2012	$9.33702	$11.11487	0
01/01/2013 to 12/31/2013	$11.11487	$12.52096	0
01/01/2014 to 12/31/2014	$12.52096	$11.44842	0
01/01/2015 to 12/31/2015	$11.44842	$10.86689	0
01/01/2016 to 12/31/2016	$10.86689	$10.81712	0
01/01/2017 to 12/31/2017	$10.81712	$13.69403	0
01/01/2018 to 12/31/2018	$13.69403	$11.03468	0
01/01/2019 to 12/31/2019	$11.03468	$13.70876	0

A 162

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.55438	3,064
01/01/2011 to 12/31/2011	$10.55438	$10.33075	1,469
01/01/2012 to 12/31/2012	$10.33075	$11.16896	1,413
01/01/2013 to 12/31/2013	$11.16896	$12.10980	1,107
01/01/2014 to 12/31/2014	$12.10980	$12.46955	1,107
01/01/2015 to 12/31/2015	$12.46955	$12.15423	588
01/01/2016 to 12/31/2016	$12.15423	$12.32480	337
01/01/2017 to 12/31/2017	$12.32480	$13.49737	240
01/01/2018 to 12/31/2018	$13.49737	$12.50293	250
01/01/2019 to 12/31/2019	$12.50293	$13.99277	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97090	$10.74258	0
01/01/2011 to 12/31/2011	$10.74258	$10.56007	0
01/01/2012 to 12/31/2012	$10.56007	$11.87760	0
01/01/2013 to 12/31/2013	$11.87760	$15.83137	0
01/01/2014 to 12/31/2014	$15.83137	$16.92852	0
01/01/2015 to 12/31/2015	$16.92852	$18.28864	0
01/01/2016 to 12/31/2016	$18.28864	$17.59833	0
01/01/2017 to 12/31/2017	$17.59833	$23.34383	0
01/01/2018 to 12/31/2018	$23.34383	$22.42498	0
01/01/2019 to 12/31/2019	$22.42498	$29.03748	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99215	$11.27007	755
01/01/2011 to 12/31/2011	$11.27007	$10.90506	319
01/01/2012 to 12/31/2012	$10.90506	$11.95463	306
01/01/2013 to 12/31/2013	$11.95463	$15.94779	412
01/01/2014 to 12/31/2014	$15.94779	$17.22216	458
01/01/2015 to 12/31/2015	$17.22216	$18.51127	281
01/01/2016 to 12/31/2016	$18.51127	$19.08542	283
01/01/2017 to 12/31/2017	$19.08542	$24.78696	402
01/01/2018 to 12/31/2018	$24.78696	$23.55073	241
01/01/2019 to 12/31/2019	$23.55073	$30.27156	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98718	$10.86071	764
01/01/2011 to 12/31/2011	$10.86071	$10.27356	335
01/01/2012 to 12/31/2012	$10.27356	$12.34700	308
01/01/2013 to 12/31/2013	$12.34700	$15.38878	416
01/01/2014 to 12/31/2014	$15.38878	$15.57270	502
01/01/2015 to 12/31/2015	$15.57270	$14.98399	332
01/01/2016 to 12/31/2016	$14.98399	$15.67330	362
01/01/2017 to 12/31/2017	$15.67330	$18.95502	518
01/01/2018 to 12/31/2018	$18.95502	$16.73905	338
01/01/2019 to 12/31/2019	$16.73905	$21.24254	0
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99805	$10.27384	0
01/01/2013 to 12/31/2013	$10.27384	$11.93003	0
01/01/2014 to 12/31/2014	$11.93003	$12.24836	0
01/01/2015 to 12/31/2015	$12.24836	$11.81199	0
01/01/2016 to 12/31/2016	$11.81199	$12.03362	0
01/01/2017 to 12/31/2017	$12.03362	$13.68971	0
01/01/2018 to 12/31/2018	$13.68971	$12.26007	0
01/01/2019 to 12/31/2019	$12.26007	$14.69721	0

A 163

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.83645	0
01/01/2011 to 12/31/2011	$10.83645	$10.51928	0
01/01/2012 to 12/31/2012	$10.51928	$12.02656	0
01/01/2013 to 12/31/2013	$12.02656	$16.05490	0
01/01/2014 to 12/31/2014	$16.05490	$17.04320	0
01/01/2015 to 12/31/2015	$17.04320	$17.84580	0
01/01/2016 to 12/31/2016	$17.84580	$17.76054	0
01/01/2017 to 12/31/2017	$17.76054	$22.67055	0
01/01/2018 to 12/31/2018	$22.67055	$22.61073	0
01/01/2019 to 12/31/2019	$22.61073	$30.42103	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99805	$10.16978	0
01/01/2013 to 12/31/2013	$10.16978	$13.35750	0
01/01/2014 to 12/31/2014	$13.35750	$14.37634	0
01/01/2015 to 12/31/2015	$14.37634	$13.93693	0
01/01/2016 to 12/31/2016	$13.93693	$15.44031	0
01/01/2017 to 12/31/2017	$15.44031	$17.69317	0
01/01/2018 to 12/31/2018	$17.69317	$15.52153	0
01/01/2019 to 12/31/2019	$15.52153	$19.60491	0
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.01937	$11.37927	0
01/01/2011 to 12/31/2011	$11.37927	$10.78139	0
01/01/2012 to 12/31/2012	$10.78139	$12.59264	0
01/01/2013 to 12/31/2013	$12.59264	$16.25531	0
01/01/2014 to 12/31/2014	$16.25531	$17.70310	0
01/01/2015 to 12/31/2015	$17.70310	$16.30419	0
01/01/2016 to 12/31/2016	$16.30419	$16.18383	0
01/01/2017 to 12/31/2017	$16.18383	$20.08625	0
01/01/2018 to 12/31/2018	$20.08625	$18.75862	0
01/01/2019 to 12/31/2019	$18.75862	$23.84167	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99060	$11.19874	0
01/01/2011 to 12/31/2011	$11.19874	$10.66429	0
01/01/2012 to 12/31/2012	$10.66429	$12.19697	0
01/01/2013 to 12/31/2013	$12.19697	$16.91385	0
01/01/2014 to 12/31/2014	$16.91385	$18.87003	0
01/01/2015 to 12/31/2015	$18.87003	$17.38782	0
01/01/2016 to 12/31/2016	$17.38782	$20.07581	0
01/01/2017 to 12/31/2017	$20.07581	$22.30878	0
01/01/2018 to 12/31/2018	$22.30878	$18.19987	0
01/01/2019 to 12/31/2019	$18.19987	$21.50715	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93852	$11.63809	0
01/01/2011 to 12/31/2011	$11.63809	$9.06103	0
01/01/2012 to 12/31/2012	$9.06103	$10.43410	0
01/01/2013 to 12/31/2013	$10.43410	$10.21164	0
01/01/2014 to 12/31/2014	$10.21164	$9.50471	0
01/01/2015 to 12/31/2015	$9.50471	$7.72875	0
01/01/2016 to 12/31/2016	$7.72875	$8.48048	0
01/01/2017 to 12/31/2017	$8.48048	$10.46629	0
01/01/2018 to 12/31/2018	$10.46629	$8.78348	0
01/01/2019 to 12/31/2019	$8.78348	$9.72195	0

A 164

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98901	$10.56322	4,567
01/01/2011 to 12/31/2011	$10.56322	$10.41816	24,434
01/01/2012 to 12/31/2012	$10.41816	$11.22833	16,996
01/01/2013 to 12/31/2013	$11.22833	$11.97456	1,673
01/01/2014 to 12/31/2014	$11.97456	$12.36853	1,672
01/01/2015 to 12/31/2015	$12.36853	$12.09525	885
01/01/2016 to 12/31/2016	$12.09525	$12.46418	500
01/01/2017 to 12/31/2017	$12.46418	$13.40507	363
01/01/2018 to 12/31/2018	$13.40507	$12.71667	372
01/01/2019 to 12/31/2019	$12.71667	$14.24820	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01797	$10.05822	0
01/01/2012 to 12/31/2012	$10.05822	$10.51980	0
01/01/2013 to 12/31/2013	$10.51980	$10.03496	0
01/01/2014 to 12/31/2014	$10.03496	$10.39310	0
01/01/2015 to 12/31/2015	$10.39310	$10.12167	0
01/01/2016 to 12/31/2016	$10.12167	$10.30037	0
01/01/2017 to 12/31/2017	$10.30037	$10.62931	0
01/01/2018 to 12/31/2018	$10.62931	$10.29382	0
01/01/2019 to 12/31/2019	$10.29382	$11.03254	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96304	$11.47182	4,012
01/01/2011 to 12/31/2011	$11.47182	$10.50641	5,153
01/01/2012 to 12/31/2012	$10.50641	$11.58467	3,813
01/01/2013 to 12/31/2013	$11.58467	$13.23852	1,708
01/01/2014 to 12/31/2014	$13.23852	$14.11648	1,944
01/01/2015 to 12/31/2015	$14.11648	$13.70023	3,476
01/01/2016 to 12/31/2016	$13.70023	$14.72957	3,606
01/01/2017 to 12/31/2017	$14.72957	$16.69976	4,818
01/01/2018 to 12/31/2018	$16.69976	$15.06661	3,588
01/01/2019 to 12/31/2019	$15.06661	$17.53421	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.85629	0
01/01/2011 to 12/31/2011	$10.85629	$10.96805	0
01/01/2012 to 12/31/2012	$10.96805	$12.72392	0
01/01/2013 to 12/31/2013	$12.72392	$16.45421	0
01/01/2014 to 12/31/2014	$16.45421	$18.83337	0
01/01/2015 to 12/31/2015	$18.83337	$18.95714	0
01/01/2016 to 12/31/2016	$18.95714	$21.26114	0
01/01/2017 to 12/31/2017	$21.26114	$25.38287	0
01/01/2018 to 12/31/2018	$25.38287	$22.74671	0
01/01/2019 to 12/31/2019	$22.74671	$27.64651	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.85728	0
01/01/2012 to 12/31/2012	$8.85728	$9.78676	0
01/01/2013 to 12/31/2013	$9.78676	$11.69734	0
01/01/2014 to 12/31/2014	$11.69734	$12.16502	0
01/01/2015 to 12/31/2015	$12.16502	$11.89708	0
01/01/2016 to 12/31/2016	$11.89708	$12.35269	0
01/01/2017 to 12/31/2017	$12.35269	$14.25758	0
01/01/2018 to 12/31/2018	$14.25758	$13.01190	0
01/01/2019 to 12/31/2019	$13.01190	$15.40044	0

A 165

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97138	$12.11885	0
01/01/2011 to 12/31/2011	$12.11885	$10.28273	0
01/01/2012 to 12/31/2012	$10.28273	$12.05627	0
01/01/2013 to 12/31/2013	$12.05627	$16.57797	0
01/01/2014 to 12/31/2014	$16.57797	$16.98811	0
01/01/2015 to 12/31/2015	$16.98811	$16.81029	0
01/01/2016 to 12/31/2016	$16.81029	$17.68003	0
01/01/2017 to 12/31/2017	$17.68003	$22.04674	0
01/01/2018 to 12/31/2018	$22.04674	$19.19144	0
01/01/2019 to 12/31/2019	$19.19144	$25.57752	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96043	$12.57745	5,668
01/01/2011 to 12/31/2011	$12.57745	$12.16210	0
01/01/2012 to 12/31/2012	$12.16210	$13.32183	0
01/01/2013 to 12/31/2013	$13.32183	$17.58467	0
01/01/2014 to 12/31/2014	$17.58467	$17.82723	0
01/01/2015 to 12/31/2015	$17.82723	$17.54499	0
01/01/2016 to 12/31/2016	$17.54499	$19.20276	0
01/01/2017 to 12/31/2017	$19.20276	$23.23763	0
01/01/2018 to 12/31/2018	$23.23763	$20.78170	0
01/01/2019 to 12/31/2019	$20.78170	$26.40573	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96386	$11.43076	0
01/01/2011 to 12/31/2011	$11.43076	$10.49532	0
01/01/2012 to 12/31/2012	$10.49532	$12.10947	0
01/01/2013 to 12/31/2013	$12.10947	$16.24786	0
01/01/2014 to 12/31/2014	$16.24786	$16.70196	0
01/01/2015 to 12/31/2015	$16.70196	$15.60645	0
01/01/2016 to 12/31/2016	$15.60645	$19.69140	0
01/01/2017 to 12/31/2017	$19.69140	$20.64271	0
01/01/2018 to 12/31/2018	$20.64271	$16.71325	0
01/01/2019 to 12/31/2019	$16.71325	$19.90783	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99174	$10.65907	0
01/01/2011 to 12/31/2011	$10.65907	$10.61552	64,497
01/01/2012 to 12/31/2012	$10.61552	$11.76460	41,032
01/01/2013 to 12/31/2013	$11.76460	$13.42200	2,372
01/01/2014 to 12/31/2014	$13.42200	$13.87731	0
01/01/2015 to 12/31/2015	$13.87731	$13.55686	0
01/01/2016 to 12/31/2016	$13.55686	$14.23780	0
01/01/2017 to 12/31/2017	$14.23780	$16.04643	0
01/01/2018 to 12/31/2018	$16.04643	$14.83268	0
01/01/2019 to 12/31/2019	$14.83268	$17.50333	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97062	$11.10177	2,166
01/01/2011 to 12/31/2011	$11.10177	$10.65756	871
01/01/2012 to 12/31/2012	$10.65756	$12.23662	732
01/01/2013 to 12/31/2013	$12.23662	$17.21005	473
01/01/2014 to 12/31/2014	$17.21005	$18.20816	736
01/01/2015 to 12/31/2015	$18.20816	$19.48421	505
01/01/2016 to 12/31/2016	$19.48421	$19.54089	502
01/01/2017 to 12/31/2017	$19.54089	$26.31292	689
01/01/2018 to 12/31/2018	$26.31292	$26.68461	386
01/01/2019 to 12/31/2019	$26.68461	$33.41377	0

A 166

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98565	$10.63446	799
01/01/2011 to 12/31/2011	$10.63446	$10.33380	345
01/01/2012 to 12/31/2012	$10.33380	$11.44285	316
01/01/2013 to 12/31/2013	$11.44285	$15.04350	438
01/01/2014 to 12/31/2014	$15.04350	$14.91881	497
01/01/2015 to 12/31/2015	$14.91881	$13.68482	363
01/01/2016 to 12/31/2016	$13.68482	$14.18297	419
01/01/2017 to 12/31/2017	$14.18297	$16.14325	611
01/01/2018 to 12/31/2018	$16.14325	$14.23134	390
01/01/2019 to 12/31/2019	$14.23134	$17.50598	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85930	$11.44026	2,212
01/01/2011 to 12/31/2011	$11.44026	$9.50511	0
01/01/2012 to 12/31/2012	$9.50511	$9.61709	0
01/01/2013 to 12/31/2013	$9.61709	$10.83551	0
01/01/2014 to 12/31/2014	$10.83551	$9.69615	0
01/01/2015 to 12/31/2015	$9.69615	$7.64524	0
01/01/2016 to 12/31/2016	$7.64524	$9.30374	0
01/01/2017 to 12/31/2017	$9.30374	$10.02216	0
01/01/2018 to 12/31/2018	$10.02216	$8.15565	0
01/01/2019 to 12/31/2019	$8.15565	$9.30734	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.97973	$10.27887	2,359
01/01/2011 to 12/31/2011	$10.27887	$10.45171	0
01/01/2012 to 12/31/2012	$10.45171	$10.73906	0
01/01/2013 to 12/31/2013	$10.73906	$10.09311	0
01/01/2014 to 12/31/2014	$10.09311	$9.91083	0
01/01/2015 to 12/31/2015	$9.91083	$9.23093	0
01/01/2016 to 12/31/2016	$9.23093	$9.40733	0
01/01/2017 to 12/31/2017	$9.40733	$9.37439	0
01/01/2018 to 12/31/2018	$9.37439	$9.33596	0
01/01/2019 to 12/31/2019	$9.33596	$9.26279	0
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98831	$11.46513	0
01/01/2011 to 12/31/2011	$11.46513	$10.80972	0
01/01/2012 to 12/31/2012	$10.80972	$12.49876	0
01/01/2013 to 12/31/2013	$12.49876	$16.16160	0
01/01/2014 to 12/31/2014	$16.16160	$18.14438	0
01/01/2015 to 12/31/2015	$18.14438	$16.54707	0
01/01/2016 to 12/31/2016	$16.54707	$18.42075	0
01/01/2017 to 12/31/2017	$18.42075	$21.32252	0
01/01/2018 to 12/31/2018	$21.32252	$17.37801	0
01/01/2019 to 12/31/2019	$17.37801	$20.21851	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.79506	0
01/01/2012 to 12/31/2012	$8.79506	$9.53337	0
01/01/2013 to 12/31/2013	$9.53337	$11.21815	0
01/01/2014 to 12/31/2014	$11.21815	$11.55756	0
01/01/2015 to 12/31/2015	$11.55756	$11.21457	0
01/01/2016 to 12/31/2016	$11.21457	$11.66623	0
01/01/2017 to 12/31/2017	$11.66623	$12.94158	0
01/01/2018 to 12/31/2018	$12.94158	$12.00431	0
01/01/2019 to 12/31/2019	$12.00431	$14.13170	0

A 167

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99805	$10.36763	5,384
01/01/2011 to 12/31/2011	$10.36763	$10.73432	333
01/01/2012 to 12/31/2012	$10.73432	$11.30483	323
01/01/2013 to 12/31/2013	$11.30483	$10.87439	560
01/01/2014 to 12/31/2014	$10.87439	$11.38303	651
01/01/2015 to 12/31/2015	$11.38303	$11.25306	448
01/01/2016 to 12/31/2016	$11.25306	$11.55520	475
01/01/2017 to 12/31/2017	$11.55520	$11.99624	797
01/01/2018 to 12/31/2018	$11.99624	$11.44757	541
01/01/2019 to 12/31/2019	$11.44757	$12.55369	0
*Denotes the start date of these sub-accounts

A 168

PREMIER RETIREMENT C SERIES (contracts issued before 2-25-2013)
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.21158	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
01/01/2019 to 12/31/2019	$12.36263	$14.20530	57,784
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.62166	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
01/01/2019 to 12/31/2019	$16.35373	$19.73136	39,542
AST AllianzGI World Trends Portfolio
03/15/2010 to 12/31/2010	$9.17833	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
01/01/2019 to 12/31/2019	$13.22832	$15.46111	60,618
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.59345	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
01/01/2019 to 12/31/2019	$15.61408	$18.46124	136,065

A 169

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$11.59596	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
01/01/2019 to 12/31/2019	$11.90270	$12.32937	11,722
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$12.05882	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
01/01/2019 to 12/31/2019	$14.17661	$15.33112	13,689
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.02993	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
01/01/2019 to 12/31/2019	$15.78215	$19.10225	61,886
AST Cohen & Steers Global Realty Portfolio
03/15/2010 to 12/31/2010	$8.36448	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
01/01/2019 to 12/31/2019	$13.74481	$17.02803	2,456
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$7.01097	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313
01/01/2019 to 12/31/2019	$14.25356	$18.51789	5,324

A 170

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
03/15/2010 to 12/31/2010	$8.71680	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
01/01/2019 to 12/31/2019	$13.07285	$15.53206	35,624
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.56227	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825
01/01/2019 to 12/31/2019	$12.99418	$14.92684	28,437
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$10.39331	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
01/01/2019 to 12/31/2019	$22.03326	$26.75324	5,715
AST Government Money Market Portfolio
03/15/2010 to 12/31/2010	$10.35524	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
01/01/2019 to 12/31/2019	$9.64920	$9.71522	6,305
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$10.19862	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
01/01/2019 to 12/31/2019	$15.49079	$17.68393	14,032

A 171

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.05289	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
01/01/2019 to 12/31/2019	$14.05575	$18.02518	9,203
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$7.89173	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689
01/01/2019 to 12/31/2019	$11.43688	$14.95971	1,498
AST International Value Portfolio
03/15/2010 to 12/31/2010	$8.37612	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
01/01/2019 to 12/31/2019	$10.06836	$11.96465	421
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.22779	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
01/01/2019 to 12/31/2019	$14.74659	$17.43752	20,683
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$8.48153	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
01/01/2019 to 12/31/2019	$10.65367	$13.41967	14,512

A 172

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.98079	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
01/01/2019 to 12/31/2019	$14.09612	$15.99541	10,299
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.42072	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452
01/01/2019 to 12/31/2019	$26.46778	$34.74953	441
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$8.54885	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
01/01/2019 to 12/31/2019	$22.75449	$29.65526	11,501
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.40326	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
01/01/2019 to 12/31/2019	$17.79928	$22.90247	7,551
AST MFS Growth Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
01/01/2019 to 12/31/2019	$13.44632	$16.34372	3,189

A 173

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.16894	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
01/01/2019 to 12/31/2019	$23.41734	$31.94467	13,410
AST Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.82378	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
01/01/2019 to 12/31/2019	$22.88626	$29.49267	15,236
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.80555	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325
01/01/2019 to 12/31/2019	$18.11547	$21.70530	9,686
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.42481	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
01/01/2019 to 12/31/2019	$9.40746	$10.55768	246
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$10.43492	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
01/01/2019 to 12/31/2019	$15.00285	$17.04382	126,955

A 174

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$8.29398	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
01/01/2019 to 12/31/2019	$14.16509	$16.71458	96,298
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$7.87538	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
01/01/2019 to 12/31/2019	$20.23491	$24.93613	10,020
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
01/01/2019 to 12/31/2019	$14.46842	$17.36278	17,654
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$8.47880	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
01/01/2019 to 12/31/2019	$18.42985	$24.90454	11,164
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.44921	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222
01/01/2019 to 12/31/2019	$22.26553	$28.68509	2,026

A 175

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.88037	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
01/01/2019 to 12/31/2019	$16.82275	$20.31714	4,312
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.76076	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
01/01/2019 to 12/31/2019	$16.36414	$19.57926	98,217
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95669	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
01/01/2019 to 12/31/2019	$30.09300	$38.20629	4,763
AST T. Rowe Price Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$7.66254	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
01/01/2019 to 12/31/2019	$12.33326	$15.38238	33,000
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$10.37662	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071
01/01/2019 to 12/31/2019	$9.69486	$11.21779	6,119

A 176

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$11.56742	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
01/01/2019 to 12/31/2019	$12.22110	$12.29422	4,598
AST WEDGE Capital Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$8.98190	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
01/01/2019 to 12/31/2019	$17.64836	$20.81892	1,615
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.80618	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
01/01/2019 to 12/31/2019	$13.09050	$15.62487	10,167
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$10.54632	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
01/01/2019 to 12/31/2019	$13.63727	$15.16307	21,036
*Denotes the start date of these sub-accounts

A 177

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362
Net Assets	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362

NET ASSETS, representing:
Accumulation units	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362
	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362

Units outstanding	4,619,847	4,326,412	3,905,194	4,885,878	2,266,883

Portfolio shares held	554,317	877,095	274,836	530,873	2,040,964
Portfolio net asset value per share	$10.00	$14.55	$63.18	$35.99	$5.77
Investment in portfolio shares, at cost	$5,543,166	$9,929,354	$7,598,615	$10,419,923	$10,707,374

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$110,634	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	81,590	184,240	237,719	273,791	175,874
NET INVESTMENT INCOME (LOSS)	29,044	(184,240)	(237,719)	(273,791)	(175,874)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	486,196	1,106,794	1,036,963	73,379
Net change in unrealized appreciation (depreciation) on investments	—	893,605	3,082,402	3,220,896	1,725,467
NET GAIN (LOSS) ON INVESTMENTS	—	1,379,801	4,189,196	4,257,859	1,798,846

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$29,044	$1,195,561	$3,951,477	$3,984,068	$1,622,972

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139
Net Assets	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139

NET ASSETS, representing:
Accumulation units	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139
	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139

Units outstanding	5,676,245	1,262,884	4,496,474	925,004	747,722

Portfolio shares held	435,609	104,145	308,490	168,736	102,890
Portfolio net asset value per share	$74.24	$41.49	$81.62	$43.03	$15.62
Investment in portfolio shares, at cost	$21,600,145	$2,085,747	$7,532,282	$4,679,899	$1,450,957

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$35,957

EXPENSES
Charges for mortality and expense risk,
and for administration	343,752	60,071	342,503	74,082	20,953
NET INVESTMENT INCOME (LOSS)	(343,752)	(60,071)	(342,503)	(74,082)	15,004

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	64,140
Net realized gain (loss) on shares redeemed	827,049	296,506	2,272,139	235,388	10,147
Net change in unrealized appreciation (depreciation) on investments	6,022,830	800,285	4,535,390	988,498	259,641
NET GAIN (LOSS) ON INVESTMENTS	6,849,879	1,096,791	6,807,529	1,223,886	333,928

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,506,127	$1,036,720	$6,465,026	$1,149,804	$348,932

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854
Net Assets	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854

NET ASSETS, representing:
Accumulation units	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854
	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854

Units outstanding	1,407,891	2,126,680	1,321,617	1,226,900	368,759

Portfolio shares held	232,714	212,215	137,245	137,915	53,437
Portfolio net asset value per share	$27.13	$34.95	$40.79	$33.29	$29.49
Investment in portfolio shares, at cost	$5,374,343	$6,045,804	$4,029,520	$4,465,607	$1,194,974

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$136,983	$65,927	$23,710	$81,102	$11,393

EXPENSES
Charges for mortality and expense risk,
and for administration	82,187	97,506	71,924	59,506	20,235
NET INVESTMENT INCOME (LOSS)	54,796	(31,579)	(48,214)	21,596	(8,842)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	373,142	801,194	534,905	—	148,665
Net realized gain (loss) on shares redeemed	51,571	130,953	93,581	(37,140)	22,068
Net change in unrealized appreciation (depreciation) on investments	800,144	756,329	878,394	983,805	222,644
NET GAIN (LOSS) ON INVESTMENTS	1,224,857	1,688,476	1,506,880	946,665	393,377

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,279,653	$1,656,897	$1,458,666	$968,261	$384,535

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425
Net Assets	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425

NET ASSETS, representing:
Accumulation units	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425
	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425

Units outstanding	1,331,254	430,174	540,942	821,087	507,113

Portfolio shares held	119,258	161,222	124,075	84,882	140,262
Portfolio net asset value per share	$59.40	$11.72	$17.29	$38.06	$8.48
Investment in portfolio shares, at cost	$3,847,359	$1,198,365	$2,377,642	$1,207,603	$1,368,947

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$37,661	$—	$—	$17,775

EXPENSES
Charges for mortality and expense risk,
and for administration	91,374	24,809	29,701	43,617	17,657
NET INVESTMENT INCOME (LOSS)	(91,374)	12,852	(29,701)	(43,617)	118

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	573,893	104,910	298,243	—	55,958
Net realized gain (loss) on shares redeemed	286,661	74,747	(38,743)	280,528	(114,094)
Net change in unrealized appreciation (depreciation) on investments	1,194,171	207,605	307,696	507,385	381,690
NET GAIN (LOSS) ON INVESTMENTS	2,054,725	387,262	567,196	787,913	323,554

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,963,351	$400,114	$537,495	$744,296	$323,672

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509
Net Assets	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509

NET ASSETS, representing:
Accumulation units	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509
	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509

Units outstanding	223,600	1,957,520	193,503	1,596,173	825,908

Portfolio shares held	7,727	251,574	13,296	366,601	198,762
Portfolio net asset value per share	$57.28	$27.86	$39.64	$18.77	$9.28
Investment in portfolio shares, at cost	$303,642	$3,348,876	$363,618	$2,784,216	$1,241,685

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$1,491	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	5,776	105,181	7,601	102,359	27,529
NET INVESTMENT INCOME (LOSS)	(5,776)	(105,181)	(6,110)	(102,359)	(27,529)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	52,936	—	51,487	—	—
Net realized gain (loss) on shares redeemed	22,144	343,032	8,257	489,507	73,763
Net change in unrealized appreciation (depreciation) on investments	47,138	1,020,838	80,901	1,556,388	423,010
NET GAIN (LOSS) ON INVESTMENTS	122,218	1,363,870	140,645	2,045,895	496,773

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$116,442	$1,258,689	$134,535	$1,943,536	$469,244

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$30,263,469	$167,939,344	$77,914,802	$32,616,152
Net Assets	$—	$30,263,469	$167,939,344	$77,914,802	$32,616,152

NET ASSETS, representing:
Accumulation units	$—	$30,263,469	$167,939,344	$77,914,802	$32,616,152
	$—	$30,263,469	$167,939,344	$77,914,802	$32,616,152

Units outstanding	—	1,279,393	11,393,534	4,341,700	2,021,819

Portfolio shares held	—	2,092,909	8,077,891	4,524,669	2,866,094
Portfolio net asset value per share	$—	$14.46	$20.79	$17.22	$11.38
Investment in portfolio shares, at cost	$—	$22,145,752	$123,285,190	$68,214,156	$26,395,311

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	04/26/2019**	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	266,745	397,916	2,589,552	824,337	400,517
NET INVESTMENT INCOME (LOSS)	(266,745)	(397,916)	(2,589,552)	(824,337)	(400,517)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,913,480	2,627,709	6,527,845	1,158,500	1,520,573
Net change in unrealized appreciation (depreciation) on investments	(5,127,547)	5,163,356	15,386,321	7,785,263	2,849,948
NET GAIN (LOSS) ON INVESTMENTS	7,785,933	7,791,065	21,914,166	8,943,763	4,370,521

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,519,188	$7,393,149	$19,324,614	$8,119,426	$3,970,004

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,943,904	$9,382,994	$15,037,721	$66,739,554	$38,666,095
Net Assets	$20,943,904	$9,382,994	$15,037,721	$66,739,554	$38,666,095

NET ASSETS, representing:
Accumulation units	$20,943,904	$9,382,994	$15,037,721	$66,739,554	$38,666,095
	$20,943,904	$9,382,994	$15,037,721	$66,739,554	$38,666,095

Units outstanding	822,193	447,919	734,242	2,650,573	1,732,230

Portfolio shares held	867,961	365,951	519,079	5,684,800	1,168,866
Portfolio net asset value per share	$24.13	$25.64	$28.97	$11.74	$33.08
Investment in portfolio shares, at cost	$14,307,583	$7,162,474	$12,303,107	$46,252,431	$27,758,312

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	288,154	140,833	215,823	962,943	527,322
NET INVESTMENT INCOME (LOSS)	(288,154)	(140,833)	(215,823)	(962,943)	(527,322)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,598,983	679,524	676,062	6,435,557	2,685,142
Net change in unrealized appreciation (depreciation) on investments	4,067,348	865,907	2,034,267	10,035,850	6,386,953
NET GAIN (LOSS) ON INVESTMENTS	5,666,331	1,545,431	2,710,329	16,471,407	9,072,095

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,378,177	$1,404,598	$2,494,506	$15,508,464	$8,544,773

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio
ASSETS
Investment in the portfolios, at fair value	$58,793,071	$24,748,221	$33,971,697	$24,433,615	$33,140,113
Net Assets	$58,793,071	$24,748,221	$33,971,697	$24,433,615	$33,140,113

NET ASSETS, representing:
Accumulation units	$58,793,071	$24,748,221	$33,971,697	$24,433,615	$33,140,113
	$58,793,071	$24,748,221	$33,971,697	$24,433,615	$33,140,113

Units outstanding	1,896,519	808,851	1,556,303	2,325,732	1,169,251

Portfolio shares held	920,367	741,631	962,371	2,158,447	949,573
Portfolio net asset value per share	$63.88	$33.37	$35.30	$11.32	$34.90
Investment in portfolio shares, at cost	$34,685,413	$16,002,783	$26,377,924	$23,265,234	$24,815,511

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	821,027	310,153	463,291	284,445	404,706
NET INVESTMENT INCOME (LOSS)	(821,027)	(310,153)	(463,291)	(284,445)	(404,706)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,458,295	2,289,558	1,611,277	292,470	2,532,387
Net change in unrealized appreciation (depreciation) on investments	8,015,083	4,486,303	4,235,829	740,847	4,024,636
NET GAIN (LOSS) ON INVESTMENTS	14,473,378	6,775,861	5,847,106	1,033,317	6,557,023

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,652,351	$6,465,708	$5,383,815	$748,872	$6,152,317

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$27,207,851	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660
Net Assets	$27,207,851	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660

NET ASSETS, representing:
Accumulation units	$27,207,851	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660
	$27,207,851	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660

Units outstanding	2,633,915	66,786,868	1,614,585	1,837,297	1,540,933

Portfolio shares held	1,208,164	35,681,411	1,514,853	825,111	1,396,988
Portfolio net asset value per share	$22.52	$33.51	$24.12	$32.34	$11.40
Investment in portfolio shares, at cost	$24,655,054	$783,826,750	$25,066,396	$21,105,569	$15,367,939

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	377,498	17,999,325	490,831	409,104	200,303
NET INVESTMENT INCOME (LOSS)	(377,498)	(17,999,325)	(490,831)	(409,104)	(200,303)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	193,311	53,326,646	2,803,043	1,339,988	141,459
Net change in unrealized appreciation (depreciation) on investments	3,453,620	161,726,756	6,115,409	4,586,814	76,278
NET GAIN (LOSS) ON INVESTMENTS	3,646,931	215,053,402	8,918,452	5,926,802	217,737

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,269,433	$197,054,077	$8,427,621	$5,517,698	$17,434

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$151,270,095	$763,571,333	$271,525,344	$762,061,024	$475,783,265
Net Assets	$151,270,095	$763,571,333	$271,525,344	$762,061,024	$475,783,265

NET ASSETS, representing:
Accumulation units	$151,270,095	$763,571,333	$271,525,344	$762,061,024	$475,783,265
	$151,270,095	$763,571,333	$271,525,344	$762,061,024	$475,783,265

Units outstanding	10,000,155	41,083,525	19,466,804	43,886,605	31,602,913

Portfolio shares held	8,683,702	35,090,594	16,844,004	37,210,011	26,344,588
Portfolio net asset value per share	$17.42	$21.76	$16.12	$20.48	$18.06
Investment in portfolio shares, at cost	$109,252,969	$501,703,885	$210,122,639	$491,949,805	$351,056,497

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,264,493	11,611,844	4,402,472	11,671,327	7,440,780
NET INVESTMENT INCOME (LOSS)	(2,264,493)	(11,611,844)	(4,402,472)	(11,671,327)	(7,440,780)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,162,795	37,774,123	8,598,652	44,923,541	24,904,851
Net change in unrealized appreciation (depreciation) on investments	21,908,929	103,541,916	28,728,910	84,094,280	38,779,182
NET GAIN (LOSS) ON INVESTMENTS	26,071,724	141,316,039	37,327,562	129,017,821	63,684,033

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,807,231	$129,704,195	$32,925,090	$117,346,494	$56,243,253

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio
ASSETS
Investment in the portfolios, at fair value	$394,717,531	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155
Net Assets	$394,717,531	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155

NET ASSETS, representing:
Accumulation units	$394,717,531	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155
	$394,717,531	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155

Units outstanding	25,119,485	65,524,882	36,239,627	3,187,195	2,483,844

Portfolio shares held	24,009,582	63,945,237	30,455,333	2,304,014	23,074,155
Portfolio net asset value per share	$16.44	$18.27	$21.63	$46.15	$1.00
Investment in portfolio shares, at cost	$275,980,905	$894,285,091	$411,757,380	$66,157,838	$23,074,155

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$427,927

EXPENSES
Charges for mortality and expense risk,
and for administration	5,963,683	17,738,143	9,920,296	1,427,507	318,505
NET INVESTMENT INCOME (LOSS)	(5,963,683)	(17,738,143)	(9,920,296)	(1,427,507)	109,422

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,321,510	35,575,694	32,285,111	11,282,186	—
Net change in unrealized appreciation (depreciation) on investments	51,485,967	156,356,039	91,012,598	12,758,194	—
NET GAIN (LOSS) ON INVESTMENTS	67,807,477	191,931,733	123,297,709	24,040,380	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$61,843,794	$174,193,590	$113,377,413	$22,612,873	$109,422
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$27,923,218	$191,074,981	$14,999,156	$24,731,561	$109,751,462
Net Assets	$27,923,218	$191,074,981	$14,999,156	$24,731,561	$109,751,462

NET ASSETS, representing:
Accumulation units	$27,923,218	$191,074,981	$14,999,156	$24,731,561	$109,751,462
	$27,923,218	$191,074,981	$14,999,156	$24,731,561	$109,751,462

Units outstanding	1,037,796	15,500,039	1,154,347	1,444,099	7,403,926

Portfolio shares held	526,357	12,910,472	698,936	1,204,655	13,191,281
Portfolio net asset value per share	$53.05	$14.80	$21.46	$20.53	$8.32
Investment in portfolio shares, at cost	$19,552,538	$167,663,098	$12,920,631	$18,076,508	$102,716,558

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	397,776	2,887,983	177,937	295,913	3,275,046
NET INVESTMENT INCOME (LOSS)	(397,776)	(2,887,983)	(177,937)	(295,913)	(3,275,046)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,347,320	5,155,927	311,769	1,259,661	23,138,442
Net change in unrealized appreciation (depreciation) on investments	4,440,078	11,279,611	2,089,555	4,994,484	(356,647)
NET GAIN (LOSS) ON INVESTMENTS	6,787,398	16,435,538	2,401,324	6,254,145	22,781,795

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,389,622	$13,547,555	$2,223,387	$5,958,232	$19,506,749

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$128,739,295	$—	$8,790,411	$25,713,559	$34,288,722
Net Assets	$128,739,295	$—	$8,790,411	$25,713,559	$34,288,722

NET ASSETS, representing:
Accumulation units	$128,739,295	$—	$8,790,411	$25,713,559	$34,288,722
	$128,739,295	$—	$8,790,411	$25,713,559	$34,288,722

Units outstanding	9,418,388	—	489,964	2,445,952	1,474,662

Portfolio shares held	9,156,422	—	588,381	2,610,514	1,369,905
Portfolio net asset value per share	$14.06	$—	$14.94	$9.85	$25.03
Investment in portfolio shares, at cost	$112,370,616	$—	$6,717,513	$22,888,005	$25,923,247

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019**	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,794,814	155,456	125,997	370,557	468,446
NET INVESTMENT INCOME (LOSS)	(1,794,814)	(155,456)	(125,997)	(370,557)	(468,446)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,292,254	275,406	514,019	317,140	2,217,673
Net change in unrealized appreciation (depreciation) on investments	11,081,571	(105,294)	1,295,180	2,487,023	4,018,566
NET GAIN (LOSS) ON INVESTMENTS	14,373,825	170,112	1,809,199	2,804,163	6,236,239

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,579,011	$14,656	$1,683,202	$2,433,606	$5,767,793

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
ASSETS
Investment in the portfolios, at fair value	$406,369,627	$231,136,216	$220,936,202	$387,423	$72,737
Net Assets	$406,369,627	$231,136,216	$220,936,202	$387,423	$72,737

NET ASSETS, representing:
Accumulation units	$406,369,627	$231,136,216	$220,936,202	$387,423	$72,737
	$406,369,627	$231,136,216	$220,936,202	$387,423	$72,737

Units outstanding	26,974,702	14,054,368	16,100,311	13,672	3,481

Portfolio shares held	25,461,756	12,833,771	14,459,176	4,669	1,509
Portfolio net asset value per share	$15.96	$18.01	$15.28	$82.97	$48.21
Investment in portfolio shares, at cost	$292,286,936	$165,376,837	$176,594,464	$289,683	$75,142

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$1,290

EXPENSES
Charges for mortality and expense risk,
and for administration	6,031,104	3,420,589	3,243,208	5,105	1,310
NET INVESTMENT INCOME (LOSS)	(6,031,104)	(3,420,589)	(3,243,208)	(5,105)	(20)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	16,161	13,648
Net realized gain (loss) on shares redeemed	13,234,132	7,602,655	5,396,178	10,485	(1,573)
Net change in unrealized appreciation (depreciation) on investments	50,854,727	30,664,836	24,986,534	42,535	8,573
NET GAIN (LOSS) ON INVESTMENTS	64,088,859	38,267,491	30,382,712	69,181	20,648

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$58,057,755	$34,846,902	$27,139,504	$64,076	$20,628

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
ASSETS
Investment in the portfolios, at fair value	$337,907	$357,469	$352,060	$139,954	$316,058
Net Assets	$337,907	$357,469	$352,060	$139,954	$316,058

NET ASSETS, representing:
Accumulation units	$337,907	$357,469	$352,060	$139,954	$316,058
	$337,907	$357,469	$352,060	$139,954	$316,058

Units outstanding	21,881	12,908	16,860	6,611	16,618

Portfolio shares held	7,336	4,772	4,442	3,245	7,498
Portfolio net asset value per share	$46.06	$74.91	$79.25	$43.13	$42.15
Investment in portfolio shares, at cost	$190,528	$288,881	$309,631	$140,029	$307,763

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,916	$—	$—	$—	$611

EXPENSES
Charges for mortality and expense risk,
and for administration	5,083	4,460	6,130	2,331	4,477
NET INVESTMENT INCOME (LOSS)	(3,167)	(4,460)	(6,130)	(2,331)	(3,866)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	17,998	44,311	60,393	13,297	10,127
Net realized gain (loss) on shares redeemed	22,638	6,437	47,299	1,710	(1,391)
Net change in unrealized appreciation (depreciation) on investments	52,246	7,027	12,211	25,967	47,418
NET GAIN (LOSS) ON INVESTMENTS	92,882	57,775	119,903	40,974	56,154

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$89,715	$53,315	$113,773	$38,643	$52,288

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
ASSETS
Investment in the portfolios, at fair value	$136,712	$135,042	$228,181	$22,980	$159,406
Net Assets	$136,712	$135,042	$228,181	$22,980	$159,406

NET ASSETS, representing:
Accumulation units	$136,712	$135,042	$228,181	$22,980	$159,406
	$136,712	$135,042	$228,181	$22,980	$159,406

Units outstanding	8,688	5,841	11,524	1,902	8,762

Portfolio shares held	2,102	3,767	4,688	729	3,160
Portfolio net asset value per share	$65.05	$35.85	$48.67	$31.53	$50.44
Investment in portfolio shares, at cost	$116,695	$136,612	$219,759	$23,424	$141,230

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$2,265	$—	$—	$1,300	$2,647

EXPENSES
Charges for mortality and expense risk,
and for administration	1,989	2,096	3,117	572	2,236
NET INVESTMENT INCOME (LOSS)	276	(2,096)	(3,117)	728	411

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,830	15,914	—	—	9,937
Net realized gain (loss) on shares redeemed	2,303	3,803	(565)	(831)	3,276
Net change in unrealized appreciation (depreciation) on investments	20,373	9,733	38,680	4,350	11,725
NET GAIN (LOSS) ON INVESTMENTS	28,506	29,450	38,115	3,519	24,938

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,782	$27,354	$34,998	$4,247	$25,349

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
ASSETS
Investment in the portfolios, at fair value	$230,721	$239,676	$10,875,262	$32,554,732	$4,076,336
Net Assets	$230,721	$239,676	$10,875,262	$32,554,732	$4,076,336

NET ASSETS, representing:
Accumulation units	$230,721	$239,676	$10,875,262	$32,554,732	$4,076,336
	$230,721	$239,676	$10,875,262	$32,554,732	$4,076,336

Units outstanding	9,323	14,127	915,732	1,133,491	322,365

Portfolio shares held	3,585	5,035	1,531,727	803,622	262,144
Portfolio net asset value per share	$64.35	$47.60	$7.10	$40.51	$15.55
Investment in portfolio shares, at cost	$216,311	$214,876	$10,681,368	$22,085,375	$3,922,834

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$2,264	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	3,145	3,208	149,756	404,587	120,939
NET INVESTMENT INCOME (LOSS)	(3,145)	(944)	(149,756)	(404,587)	(120,939)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	48,206	23,421	—	—	—
Net realized gain (loss) on shares redeemed	1,487	3,093	54,677	2,469,095	316,364
Net change in unrealized appreciation (depreciation) on investments	1,367	20,703	151,479	5,694,144	(58,875)
NET GAIN (LOSS) ON INVESTMENTS	51,060	47,217	206,156	8,163,239	257,489

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$47,915	$46,273	$56,400	$7,758,652	$136,550

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$49,933	$557,701	$3,322,718	$66,031,276	$155,802,514
Net Assets	$49,933	$557,701	$3,322,718	$66,031,276	$155,802,514

NET ASSETS, representing:
Accumulation units	$49,933	$557,701	$3,322,718	$66,031,276	$155,802,514
	$49,933	$557,701	$3,322,718	$66,031,276	$155,802,514

Units outstanding	2,849	104,446	283,851	4,023,949	11,474,268

Portfolio shares held	27,436	17,488	231,065	3,490,025	9,974,553
Portfolio net asset value per share	$1.82	$31.89	$14.38	$18.92	$15.62
Investment in portfolio shares, at cost	$80,782	$414,852	$3,098,077	$53,355,789	$115,540,631

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$1,844	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	775	8,749	94,599	417,499	2,350,657
NET INVESTMENT INCOME (LOSS)	1,069	(8,749)	(94,599)	(417,499)	(2,350,657)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	18,623	63,037	—	—	—
Net realized gain (loss) on shares redeemed	(419)	2,280	171,306	999,300	4,637,407
Net change in unrealized appreciation (depreciation) on investments	(13,590)	88,338	70,519	10,374,777	19,465,290
NET GAIN (LOSS) ON INVESTMENTS	4,614	153,655	241,825	11,374,077	24,102,697

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,683	$144,906	$147,226	$10,956,578	$21,752,040

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
ASSETS
Investment in the portfolios, at fair value	$164,146	$35,623,059	$543,471	$75,360,742	$1,034,780
Net Assets	$164,146	$35,623,059	$543,471	$75,360,742	$1,034,780

NET ASSETS, representing:
Accumulation units	$164,146	$35,623,059	$543,471	$75,360,742	$1,034,780
	$164,146	$35,623,059	$543,471	$75,360,742	$1,034,780

Units outstanding	6,474	2,968,124	53,583	4,961,321	89,112

Portfolio shares held	6,180	2,660,423	44,878	4,326,105	84,679
Portfolio net asset value per share	$26.56	$13.39	$12.11	$17.42	$12.22
Investment in portfolio shares, at cost	$124,607	$32,211,048	$447,928	$58,401,501	$912,381

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$824	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,584	378,170	15,162	1,002,158	6,736
NET INVESTMENT INCOME (LOSS)	(1,760)	(378,170)	(15,162)	(1,002,158)	(6,736)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	17,030	—	—	—	—
Net realized gain (loss) on shares redeemed	783	797,587	60,215	1,835,910	8,232
Net change in unrealized appreciation (depreciation) on investments	21,543	2,141,894	(12,285)	11,206,354	116,063
NET GAIN (LOSS) ON INVESTMENTS	39,356	2,939,481	47,930	13,042,264	124,295

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$37,596	$2,561,311	$32,768	$12,040,106	$117,559

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,655,454	$1,098,051	$3,165,263	$17,385,877	$2,116,571,955
Net Assets	$20,655,454	$1,098,051	$3,165,263	$17,385,877	$2,116,571,955

NET ASSETS, representing:
Accumulation units	$20,655,454	$1,098,051	$3,165,263	$17,385,877	$2,116,571,955
	$20,655,454	$1,098,051	$3,165,263	$17,385,877	$2,116,571,955

Units outstanding	1,033,296	107,375	264,152	893,894	174,543,032

Portfolio shares held	884,223	94,092	258,600	790,267	153,042,079
Portfolio net asset value per share	$23.36	$11.67	$12.24	$22.00	$13.83
Investment in portfolio shares, at cost	$16,490,271	$1,020,347	$2,874,971	$13,073,286	$1,741,524,151

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	220,029	42,277	24,021	218,228	34,614,882
NET INVESTMENT INCOME (LOSS)	(220,029)	(42,277)	(24,021)	(218,228)	(34,614,882)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	794,692	152,806	(2,604)	1,096,145	1,690,250
Net change in unrealized appreciation (depreciation) on investments	3,550,872	19,400	454,005	2,813,652	294,984,344
NET GAIN (LOSS) ON INVESTMENTS	4,345,564	172,206	451,401	3,909,797	296,674,594

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,125,535	$129,929	$427,380	$3,691,569	$262,059,712

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,149,089	$1,804,267	$718,971	$244,962,775	$5,096,061
Net Assets	$2,149,089	$1,804,267	$718,971	$244,962,775	$5,096,061

NET ASSETS, representing:
Accumulation units	$2,149,089	$1,804,267	$718,971	$244,962,775	$5,096,061
	$2,149,089	$1,804,267	$718,971	$244,962,775	$5,096,061

Units outstanding	117,637	95,655	61,906	16,860,533	389,549

Portfolio shares held	104,173	83,454	54,385	15,464,822	371,433
Portfolio net asset value per share	$20.63	$21.62	$13.22	$15.84	$13.72
Investment in portfolio shares, at cost	$1,684,667	$1,405,824	$664,318	$201,429,036	$4,169,694

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	18,167	12,732	30,039	2,965,540	28,081
NET INVESTMENT INCOME (LOSS)	(18,167)	(12,732)	(30,039)	(2,965,540)	(28,081)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,858	39,535	142,747	765,078	95,240
Net change in unrealized appreciation (depreciation) on investments	329,720	296,361	(8,800)	40,547,081	742,599
NET GAIN (LOSS) ON INVESTMENTS	395,578	335,896	133,947	41,312,159	837,839

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$377,411	$323,164	$103,908	$38,346,619	$809,758

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,229,046	$15,829,465	$2,759,127	$4,021,143	$6,441,666
Net Assets	$10,229,046	$15,829,465	$2,759,127	$4,021,143	$6,441,666

NET ASSETS, representing:
Accumulation units	$10,229,046	$15,829,465	$2,759,127	$4,021,143	$6,441,666
	$10,229,046	$15,829,465	$2,759,127	$4,021,143	$6,441,666

Units outstanding	714,650	1,170,474	273,312	285,089	580,859

Portfolio shares held	682,391	1,107,730	266,840	274,107	560,145
Portfolio net asset value per share	$14.99	$14.29	$10.34	$14.67	$11.50
Investment in portfolio shares, at cost	$7,995,995	$13,147,612	$2,589,563	$3,192,309	$5,839,615
STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	58,523	86,183	15,878	21,900	39,840
NET INVESTMENT INCOME (LOSS)	(58,523)	(86,183)	(15,878)	(21,900)	(39,840)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	170,501	155,193	14,290	38,644	76,204
Net change in unrealized appreciation (depreciation) on investments	1,584,097	1,798,522	150,646	766,505	445,001
NET GAIN (LOSS) ON INVESTMENTS	1,754,598	1,953,715	164,936	805,149	521,205

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,696,075	$1,867,532	$149,058	$783,249	$481,365

\

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
ASSETS
Investment in the portfolios, at fair value	$452,458	$2,107,704	$1,898,253	$53,391,583	$10,189,255
Net Assets	$452,458	$2,107,704	$1,898,253	$53,391,583	$10,189,255

NET ASSETS, representing:
Accumulation units	$452,458	$2,107,704	$1,898,253	$53,391,583	$10,189,255
	$452,458	$2,107,704	$1,898,253	$53,391,583	$10,189,255

Units outstanding	49,146	155,093	191,121	4,211,030	977,547

Portfolio shares held	48,185	149,165	187,946	3,905,749	884,484
Portfolio net asset value per share	$9.39	$14.13	$10.10	$13.67	$11.52
Investment in portfolio shares, at cost	$476,864	$1,625,974	$1,833,132	$45,015,471	$9,650,985

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,712	11,353	8,832	710,403	258,282
NET INVESTMENT INCOME (LOSS)	(2,712)	(11,353)	(8,832)	(710,403)	(258,282)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,163)	40,750	3,412	406,013	899,710
Net change in unrealized appreciation (depreciation) on investments	(13,326)	426,833	66,850	7,237,832	400,353
NET GAIN (LOSS) ON INVESTMENTS	(15,489)	467,583	70,262	7,643,845	1,300,063

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(18,201)	$456,230	$61,430	$6,933,442	$1,041,781

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,988,036	$813,833	$—	$861,408	$2,298,223
Net Assets	$1,988,036	$813,833	$—	$861,408	$2,298,223

NET ASSETS, representing:
Accumulation units	$1,988,036	$813,833	$—	$861,408	$2,298,223
	$1,988,036	$813,833	$—	$861,408	$2,298,223

Units outstanding	176,306	72,348	—	75,864	194,594

Portfolio shares held	170,063	69,499	—	73,063	190,250
Portfolio net asset value per share	$11.69	$11.71	$—	$11.79	$12.08
Investment in portfolio shares, at cost	$1,831,821	$756,943	$—	$789,096	$2,045,608

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	06/28/2019**	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	10,864	4,058	979	4,782	12,919
NET INVESTMENT INCOME (LOSS)	(10,864)	(4,058)	(979)	(4,782)	(12,919)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,233	2,285	1,691	10,411	18,408
Net change in unrealized appreciation (depreciation) on investments	103,027	49,739	462	38,630	288,364
NET GAIN (LOSS) ON INVESTMENTS	126,260	52,024	2,153	49,041	306,772

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$115,396	$47,966	$1,174	$44,259	$293,853

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$1,085,455	$2,215,545	$—	$—
Net Assets	$—	$1,085,455	$2,215,545	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$1,085,455	$2,215,545	$—	$—
	$—	$1,085,455	$2,215,545	$—	$—

Units outstanding	—	94,335	222,461	—	—

Portfolio shares held	—	86,011	217,423	—	—
Portfolio net asset value per share	$—	$12.62	$10.19	$—	$—
Investment in portfolio shares, at cost	$—	$1,006,176	$2,141,562	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	06/28/2019**	12/31/2019	12/31/2019	06/28/2019**	01/25/2019**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	1,170	6,055	12,481	2,327	606
NET INVESTMENT INCOME (LOSS)	(1,170)	(6,055)	(12,481)	(2,327)	(606)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,127)	4,046	4,766	106,560	126,940
Net change in unrealized appreciation (depreciation) on investments	18,113	152,164	99,489	(24,889)	(72,582)
NET GAIN (LOSS) ON INVESTMENTS	13,986	156,210	104,255	81,671	54,358

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,816	$150,155	$91,774	$79,344	$53,752

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
ASSETS
Investment in the portfolios, at fair value	$5,332,212	$2,482,236	$5,539,254	$484,541	$1,061,929
Net Assets	$5,332,212	$2,482,236	$5,539,254	$484,541	$1,061,929

NET ASSETS, representing:
Accumulation units	$5,332,212	$2,482,236	$5,539,254	$484,541	$1,061,929
	$5,332,212	$2,482,236	$5,539,254	$484,541	$1,061,929

Units outstanding	427,246	198,648	531,908	36,732	100,738

Portfolio shares held	368,247	223,223	490,634	36,542	95,070
Portfolio net asset value per share	$14.48	$11.12	$11.29	$13.26	$11.17
Investment in portfolio shares, at cost	$5,162,993	$2,298,978	$5,062,852	$397,796	$969,318

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$65,763	$72,244	$—	$9,562	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	34,422	14,560	176,149	6,674	39,522
NET INVESTMENT INCOME (LOSS)	31,341	57,684	(176,149)	2,888	(39,522)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	210,071	6,081	—	—	—
Net realized gain (loss) on shares redeemed	27,099	12,372	635,981	7,283	355,477
Net change in unrealized appreciation (depreciation) on investments	606,493	215,216	394,082	73,739	(83,533)
NET GAIN (LOSS) ON INVESTMENTS	843,663	233,669	1,030,063	81,022	271,944

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$875,004	$291,353	$853,914	$83,910	$232,422

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,001,807	$74,239,429	$1,942,445	$27,462,520	$18,354,476
Net Assets	$4,001,807	$74,239,429	$1,942,445	$27,462,520	$18,354,476

NET ASSETS, representing:
Accumulation units	$4,001,807	$74,239,429	$1,942,445	$27,462,520	$18,354,476
	$4,001,807	$74,239,429	$1,942,445	$27,462,520	$18,354,476

Units outstanding	376,784	6,508,627	173,249	2,254,409	1,561,045

Portfolio shares held	362,154	6,356,115	169,794	2,221,887	1,538,514
Portfolio net asset value per share	$11.05	$11.68	$11.44	$12.36	$11.93
Investment in portfolio shares, at cost	$3,905,500	$66,180,633	$1,956,384	$25,475,123	$17,240,798

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio
	1/1/2019	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	44,003	731,228	18,767	164,217	105,319
NET INVESTMENT INCOME (LOSS)	(44,003)	(731,228)	(18,767)	(164,217)	(105,319)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	26,334	56,778	(7,590)	18,572	3,739
Net change in unrealized appreciation (depreciation) on investments	91,651	9,425,619	(13,939)	1,987,397	1,113,677
NET GAIN (LOSS) ON INVESTMENTS	117,985	9,482,397	(21,529)	2,005,969	1,117,416

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$73,982	$8,751,169	$(40,296)	$1,841,752	$1,012,097

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

SUBACCOUNT
AST Dimensional Global Core Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,576
Net Assets	$8,576

NET ASSETS, representing:
Accumulation units	$8,576
$8,576

Units outstanding	833

Portfolio shares held	831
Portfolio net asset value per share	$10.32
Investment in portfolio shares, at cost	$8,518

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

SUBACCOUNT
AST Dimensional Global Core Allocation Portfolio
11/18/2019*
to
12/31/2019

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4
NET INVESTMENT INCOME (LOSS)	(4)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized appreciation (depreciation) on investments	58
NET GAIN (LOSS) ON INVESTMENTS	58

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$29,044	$(184,240)	$(237,719)	$(273,791)	$(175,874)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	486,196	1,106,794	1,036,963	73,379
Net change in unrealized appreciation (depreciation) on investments	—	893,605	3,082,402	3,220,896	1,725,467
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,044	1,195,561	3,951,477	3,984,068	1,622,972

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	48,463	1,254	38,079	60,573	35,378
Annuity payments	(1,147)	(86,659)	(65,576)	(78,998)	(124,438)
Surrenders, withdrawals and death benefits	(977,941)	(1,866,134)	(1,560,374)	(1,894,956)	(1,225,951)
Net transfers between other subaccounts
or fixed rate option	238,187	121,750	(222,907)	(154,199)	(163,600)
Miscellaneous transactions	(1,460)	160	(6,979)	(5,484)	(133)
Other charges	(5,414)	(3,662)	(8,026)	(19,254)	(13,399)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(699,312)	(1,833,291)	(1,825,783)	(2,092,318)	(1,492,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(670,268)	(637,730)	2,125,694	1,891,750	130,829

NET ASSETS
Beginning of period	6,213,434	13,399,464	15,238,467	17,214,366	11,645,533
End of period	$5,543,166	$12,761,734	$17,364,161	$19,106,116	$11,776,362

Beginning units	5,292,009	4,972,262	4,371,001	5,460,664	2,557,491
Units issued	317,774	159,742	14,201	59,922	30,027
Units redeemed	(989,936)	(805,592)	(480,008)	(634,708)	(320,635)
Ending units	4,619,847	4,326,412	3,905,194	4,885,878	2,266,883

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(343,752)	$(60,071)	$(342,503)	$(74,082)	$15,004
Capital gains distributions received	—	—	—	—	64,140
Net realized gain (loss) on shares redeemed	827,049	296,506	2,272,139	235,388	10,147
Net change in unrealized appreciation (depreciation) on investments	6,022,830	800,285	4,535,390	988,498	259,641
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,506,127	1,036,720	6,465,026	1,149,804	348,932

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,719,728	2,084	21,285	1,353,641	—
Annuity payments	(58,980)	(522)	(50,268)	(11,044)	—
Surrenders, withdrawals and death benefits	(2,215,752)	(470,954)	(2,573,872)	(346,209)	(115,355)
Net transfers between other subaccounts
or fixed rate option	1,886,329	(16,433)	(318,698)	123,020	(27,612)
Miscellaneous transactions	7,775	(5,475)	1,333	(303)	(27)
Other charges	(36,843)	(3,255)	(15,136)	(11,992)	(251)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,302,257	(494,555)	(2,935,356)	1,107,113	(143,245)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,808,384	542,165	3,529,670	2,256,917	205,687

NET ASSETS
Beginning of period	20,531,253	3,778,794	21,649,322	5,003,796	1,401,452
End of period	$32,339,637	$4,320,959	$25,178,992	$7,260,713	$1,607,139

Beginning units	5,459,734	1,455,883	5,051,540	831,879	821,571
Units issued	1,042,322	11,802	33,790	206,003	10,240
Units redeemed	(825,811)	(204,801)	(588,856)	(112,878)	(84,089)
Ending units	5,676,245	1,262,884	4,496,474	925,004	747,722

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$54,796	$(31,579)	$(48,214)	$21,596	$(8,842)
Capital gains distributions received	373,142	801,194	534,905	—	148,665
Net realized gain (loss) on shares redeemed	51,571	130,953	93,581	(37,140)	22,068
Net change in unrealized appreciation (depreciation) on investments	800,144	756,329	878,394	983,805	222,644
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,279,653	1,656,897	1,458,666	968,261	384,535

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,071	18,068	13,415	4,381	2,227
Annuity payments	(4,563)	(12,029)	—	—	(11,324)
Surrenders, withdrawals and death benefits	(223,860)	(491,522)	(268,668)	(368,126)	(47,027)
Net transfers between other subaccounts
or fixed rate option	(21,450)	(36,568)	(37,634)	(2,203)	(13,918)
Miscellaneous transactions	365	72	(6)	341	(1)
Other charges	(1,195)	(1,771)	(1,247)	(1,252)	(376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(234,632)	(523,750)	(294,140)	(366,859)	(70,419)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,045,021	1,133,147	1,164,526	601,402	314,116

NET ASSETS
Beginning of period	5,268,523	6,283,767	4,433,711	3,989,799	1,261,738
End of period	$6,313,544	$7,416,914	$5,598,237	$4,591,201	$1,575,854

Beginning units	1,464,459	2,291,230	1,399,058	1,334,864	387,107
Units issued	13,457	8,570	4,542	32,818	906
Units redeemed	(70,025)	(173,120)	(81,983)	(140,782)	(19,254)
Ending units	1,407,891	2,126,680	1,321,617	1,226,900	368,759

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(91,374)	$12,852	$(29,701)	$(43,617)	$118
Capital gains distributions received	573,893	104,910	298,243	—	55,958
Net realized gain (loss) on shares redeemed	286,661	74,747	(38,743)	280,528	(114,094)
Net change in unrealized appreciation (depreciation) on investments	1,194,171	207,605	307,696	507,385	381,690
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,963,351	400,114	537,495	744,296	323,672

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,468	3,692	1,839	367	1,902
Annuity payments	(4,814)	(24,493)	(1,761)	(85,529)	(58,375)
Surrenders, withdrawals and death benefits	(398,050)	(160,746)	(219,385)	(252,372)	(343,851)
Net transfers between other subaccounts
or fixed rate option	(29,232)	(5,302)	(40,313)	(96,771)	(40,280)
Miscellaneous transactions	147	(20)	(17)	(71)	(17)
Other charges	(1,718)	(381)	(524)	(507)	(309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(429,199)	(187,250)	(260,161)	(434,883)	(440,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,534,152	212,864	277,334	309,413	(117,258)

NET ASSETS
Beginning of period	5,549,770	1,676,664	1,867,922	2,921,183	1,306,683
End of period	$7,083,922	$1,889,528	$2,145,256	$3,230,596	$1,189,425

Beginning units	1,420,850	478,153	609,960	945,238	720,713
Units issued	24,043	7,177	5,476	1,567	1,944
Units redeemed	(113,639)	(55,156)	(74,494)	(125,718)	(215,544)
Ending units	1,331,254	430,174	540,942	821,087	507,113

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,776)	$(105,181)	$(6,110)	$(102,359)	$(27,529)
Capital gains distributions received	52,936	—	51,487	—	—
Net realized gain (loss) on shares redeemed	22,144	343,032	8,257	489,507	73,763
Net change in unrealized appreciation (depreciation) on investments	47,138	1,020,838	80,901	1,556,388	423,010
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	116,442	1,258,689	134,535	1,943,536	469,244

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,201	—	8,767	1,595
Annuity payments	—	(27,586)	—	(27,350)	—
Surrenders, withdrawals and death benefits	(57,102)	(456,594)	(11,748)	(505,036)	(189,472)
Net transfers between other subaccounts
or fixed rate option	4,622	63,475	(7,499)	(211,450)	(59,403)
Miscellaneous transactions	(41)	519	—	(394)	(3,206)
Other charges	(69)	(16,972)	(915)	(13,122)	(2,989)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(52,590)	(434,957)	(20,162)	(748,585)	(253,475)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,852	823,732	114,373	1,194,951	215,769

NET ASSETS
Beginning of period	378,743	6,185,109	412,692	5,686,150	1,628,740
End of period	$442,595	$7,008,841	$527,065	$6,881,101	$1,844,509

Beginning units	253,543	2,086,442	202,010	1,767,575	964,649
Units issued	3,723	54,090	14	12,093	6,943
Units redeemed	(33,666)	(183,012)	(8,521)	(183,495)	(145,684)
Ending units	223,600	1,957,520	193,503	1,596,173	825,908
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	04/26/2019**	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(266,745)	$(397,916)	$(2,589,552)	$(824,337)	$(400,517)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,913,480	2,627,709	6,527,845	1,158,500	1,520,573
Net change in unrealized appreciation (depreciation) on investments	(5,127,547)	5,163,356	15,386,321	7,785,263	2,849,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,519,188	7,393,149	19,324,614	8,119,426	3,970,004

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	372,538	1,638,902	4,034,830	1,875,806	2,113,117
Annuity payments	—	(6,554)	(63,400)	(3,282)	(17,082)
Surrenders, withdrawals and death benefits	(1,642,097)	(2,528,652)	(10,543,354)	(4,896,703)	(2,718,419)
Net transfers between other subaccounts
or fixed rate option	(57,014,397)	(1,121,742)	9,619,605	59,373,779	969,920
Miscellaneous transactions	(70)	(12)	(4,713)	(4,296)	337
Other charges	(165,340)	(243,987)	(1,759,708)	(506,229)	(234,145)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(58,449,366)	(2,262,045)	1,283,260	55,839,075	113,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,930,178)	5,131,104	20,607,874	63,958,501	4,083,732

NET ASSETS
Beginning of period	50,930,178	25,132,365	147,331,470	13,956,301	28,532,420
End of period	$—	$30,263,469	$167,939,344	$77,914,802	$32,616,152

Beginning units	3,117,045	1,359,928	11,258,620	962,348	1,997,465
Units issued	218,243	371,941	1,822,127	4,384,171	557,072
Units redeemed	(3,335,288)	(452,476)	(1,687,213)	(1,004,819)	(532,718)
Ending units	—	1,279,393	11,393,534	4,341,700	2,021,819

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(288,154)	$(140,833)	$(215,823)	$(962,943)	$(527,322)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,598,983	679,524	676,062	6,435,557	2,685,142
Net change in unrealized appreciation (depreciation) on investments	4,067,348	865,907	2,034,267	10,035,850	6,386,953
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,378,177	1,404,598	2,494,506	15,508,464	8,544,773

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	629,012	79,528	256,279	2,136,859	867,363
Annuity payments	—	(1,841)	—	(6,926)	(16,993)
Surrenders, withdrawals and death benefits	(1,509,235)	(584,849)	(998,760)	(4,969,556)	(2,705,700)
Net transfers between other subaccounts
or fixed rate option	1,745,404	765,877	1,319,141	316,376	1,744,713
Miscellaneous transactions	(1,697)	(809)	789	(1,570)	4,871
Other charges	(169,136)	(79,695)	(120,535)	(565,092)	(313,594)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	694,348	178,211	456,914	(3,089,909)	(419,340)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,072,525	1,582,809	2,951,420	12,418,555	8,125,433

NET ASSETS
Beginning of period	14,871,379	7,800,185	12,086,301	54,320,999	30,540,662
End of period	$20,943,904	$9,382,994	$15,037,721	$66,739,554	$38,666,095

Beginning units	772,368	437,242	707,790	2,749,901	1,743,492
Units issued	276,497	168,948	270,186	768,820	539,432
Units redeemed	(226,672)	(158,271)	(243,734)	(868,148)	(550,694)
Ending units	822,193	447,919	734,242	2,650,573	1,732,230

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(821,027)	$(310,153)	$(463,291)	$(284,445)	$(404,706)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,458,295	2,289,558	1,611,277	292,470	2,532,387
Net change in unrealized appreciation (depreciation) on investments	8,015,083	4,486,303	4,235,829	740,847	4,024,636
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,652,351	6,465,708	5,383,815	748,872	6,152,317

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	579,018	1,217,138	878,026	2,913,015	635,587
Annuity payments	—	—	(3,751)	(447,587)	—
Surrenders, withdrawals and death benefits	(4,375,175)	(1,478,341)	(2,543,997)	(2,138,077)	(1,327,482)
Net transfers between other subaccounts
or fixed rate option	3,419,676	1,364,320	3,436,589	2,917,421	1,857,633
Miscellaneous transactions	(3,191)	395	(634)	(1,124)	(836)
Other charges	(481,636)	(180,042)	(279,047)	(161,647)	(247,541)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(861,308)	923,470	1,487,186	3,082,001	917,361

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,791,043	7,389,178	6,871,001	3,830,873	7,069,678

NET ASSETS
Beginning of period	46,002,028	17,359,043	27,100,696	20,602,742	26,070,435
End of period	$58,793,071	$24,748,221	$33,971,697	$24,433,615	$33,140,113

Beginning units	1,915,488	763,496	1,469,914	2,033,398	1,138,228
Units issued	526,263	283,810	428,520	968,234	425,981
Units redeemed	(545,232)	(238,455)	(342,131)	(675,900)	(394,958)
Ending units	1,896,519	808,851	1,556,303	2,325,732	1,169,251

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(377,498)	$(17,999,325)	$(490,831)	$(409,104)	$(200,303)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	193,311	53,326,646	2,803,043	1,339,988	141,459
Net change in unrealized appreciation (depreciation) on investments	3,453,620	161,726,756	6,115,409	4,586,814	76,278
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,269,433	197,054,077	8,427,621	5,517,698	17,434

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	499,475	26,817,355	862,615	161,560	630,679
Annuity payments	—	(469,941)	(13,804)	—	(3,480)
Surrenders, withdrawals and death benefits	(1,783,995)	(81,798,532)	(2,541,113)	(1,618,925)	(873,683)
Net transfers between other subaccounts
or fixed rate option	5,213,608	29,443,538	(109,888)	1,733,484	2,078,626
Miscellaneous transactions	(964)	23,080	(711)	464	(118)
Other charges	(235,473)	(12,712,153)	(301,630)	(251,735)	(133,810)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,692,651	(38,696,653)	(2,104,531)	24,848	1,698,214

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,962,084	158,357,424	6,323,090	5,542,546	1,715,648

NET ASSETS
Beginning of period	20,245,767	1,037,326,664	30,215,160	21,141,538	14,210,012
End of period	$27,207,851	$1,195,684,088	$36,538,250	$26,684,084	$15,925,660

Beginning units	2,264,362	68,595,679	1,709,504	1,837,554	1,383,930
Units issued	1,001,679	6,701,187	374,183	635,859	441,475
Units redeemed	(632,126)	(8,509,998)	(469,102)	(636,116)	(284,472)
Ending units	2,633,915	66,786,868	1,614,585	1,837,297	1,540,933

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,264,493)	$(11,611,844)	$(4,402,472)	$(11,671,327)	$(7,440,780)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,162,795	37,774,123	8,598,652	44,923,541	24,904,851
Net change in unrealized appreciation (depreciation) on investments	21,908,929	103,541,916	28,728,910	84,094,280	38,779,182
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	23,807,231	129,704,195	32,925,090	117,346,494	56,243,253

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,792,313	22,603,646	2,870,646	25,589,431	16,693,455
Annuity payments	(28,053)	(144,213)	(84,242)	(816,431)	(179,441)
Surrenders, withdrawals and death benefits	(7,015,312)	(39,627,479)	(16,545,747)	(59,519,053)	(47,992,500)
Net transfers between other subaccounts
or fixed rate option	5,983,944	36,831,132	32,403,786	19,003,861	22,142,242
Miscellaneous transactions	367	(8,915)	(4,753)	(2,506)	(14,881)
Other charges	(1,652,057)	(7,368,963)	(2,357,899)	(7,432,994)	(4,867,838)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,081,202	12,285,208	16,281,791	(23,177,692)	(14,218,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,888,433	141,989,403	49,206,881	94,168,802	42,024,290

NET ASSETS
Beginning of period	122,381,662	621,581,930	222,318,463	667,892,222	433,758,975
End of period	$151,270,095	$763,571,333	$271,525,344	$762,061,024	$475,783,265

Beginning units	9,607,346	40,024,703	18,240,805	44,994,875	32,523,557
Units issued	1,422,698	6,750,491	4,509,526	5,864,422	5,579,393
Units redeemed	(1,029,889)	(5,691,669)	(3,283,527)	(6,972,692)	(6,500,037)
Ending units	10,000,155	41,083,525	19,466,804	43,886,605	31,602,913

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(5,963,683)	$(17,738,143)	$(9,920,296)	$(1,427,507)	$109,422
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	16,321,510	35,575,694	32,285,111	11,282,186	—
Net change in unrealized appreciation (depreciation) on investments	51,485,967	156,356,039	91,012,598	12,758,194	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	61,843,794	174,193,590	113,377,413	22,612,873	109,422

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,014,978	20,131,702	14,024,171	6,404,994	1,970,809
Annuity payments	(169,528)	(109,367)	(153,252)	(23,031)	—
Surrenders, withdrawals and death benefits	(26,828,233)	(71,825,641)	(43,257,082)	(9,022,851)	(80,262,257)
Net transfers between other subaccounts
or fixed rate option	18,908,601	76,618,772	14,358,437	2,248,111	74,981,377
Miscellaneous transactions	8,497	15,870	(858)	9,375	(545)
Other charges	(4,196,601)	(12,604,750)	(6,974,656)	(816,096)	(156,662)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,262,286)	12,226,586	(22,003,240)	(1,199,498)	(3,467,278)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,581,508	186,420,176	91,374,173	21,413,375	(3,357,856)

NET ASSETS
Beginning of period	335,136,023	981,859,311	567,374,679	84,916,872	26,432,011
End of period	$394,717,531	$1,168,279,487	$658,748,852	$106,330,247	$23,074,155

Beginning units	25,093,495	64,493,332	37,242,549	3,096,538	2,871,150
Units issued	3,470,965	10,768,297	3,499,019	974,884	4,992,197
Units redeemed	(3,444,975)	(9,736,747)	(4,501,941)	(884,227)	(5,379,503)
Ending units	25,119,485	65,524,882	36,239,627	3,187,195	2,483,844

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(397,776)	$(2,887,983)	$(177,937)	$(295,913)	$(3,275,046)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,347,320	5,155,927	311,769	1,259,661	23,138,442
Net change in unrealized appreciation (depreciation) on investments	4,440,078	11,279,611	2,089,555	4,994,484	(356,647)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,389,622	13,547,555	2,223,387	5,958,232	19,506,749

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	950,122	2,862,493	733,287	904,752	—
Annuity payments	(28,251)	(30,699)	—	—	—
Surrenders, withdrawals and death benefits	(2,353,568)	(16,195,658)	(814,955)	(1,240,360)	(11,445,914)
Net transfers between other subaccounts
or fixed rate option	1,093,150	21,150,379	1,725,551	28,280	(507,610,845)
Miscellaneous transactions	3,121	(2,577)	(2,395)	(447)	(5,214)
Other charges	(217,745)	(1,736,967)	(104,366)	(209,804)	(2,552,075)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(553,171)	6,046,971	1,537,122	(517,579)	(521,614,048)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,836,451	19,594,526	3,760,509	5,440,653	(502,107,299)

NET ASSETS
Beginning of period	22,086,767	171,480,455	11,238,647	19,290,908	611,858,761
End of period	$27,923,218	$191,074,981	$14,999,156	$24,731,561	$109,751,462

Beginning units	1,038,246	15,038,927	1,023,641	1,475,982	50,427,163
Units issued	308,185	4,137,214	380,116	342,867	8,311,679
Units redeemed	(308,635)	(3,676,102)	(249,410)	(374,750)	(51,334,916)
Ending units	1,037,796	15,500,039	1,154,347	1,444,099	7,403,926

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019**	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,794,814)	$(155,456)	$(125,997)	$(370,557)	$(468,446)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,292,254	275,406	514,019	317,140	2,217,673
Net change in unrealized appreciation (depreciation) on investments	11,081,571	(105,294)	1,295,180	2,487,023	4,018,566
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,579,011	14,656	1,683,202	2,433,606	5,767,793

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,447,388	—	328,572	182,669	1,324,322
Annuity payments	(17,509)	—	—	—	(2,384)
Surrenders, withdrawals and death benefits	(10,438,489)	(784,702)	(550,337)	(1,305,816)	(2,579,710)
Net transfers between other subaccounts
or fixed rate option	10,827,604	(14,197,166)	403,611	4,869,862	3,568,274
Miscellaneous transactions	(5,365)	(175)	(219)	(816)	(688)
Other charges	(1,139,057)	(3,571)	(72,954)	(252,227)	(281,877)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,674,572	(14,985,614)	108,673	3,493,672	2,027,937

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,253,583	(14,970,958)	1,791,875	5,927,278	7,795,730

NET ASSETS
Beginning of period	114,485,712	14,970,958	6,998,536	19,786,281	26,492,992
End of period	$128,739,295	$—	$8,790,411	$25,713,559	$34,288,722

Beginning units	9,301,442	1,337,975	475,857	2,113,540	1,371,403
Units issued	2,318,886	40,129	140,772	946,088	557,278
Units redeemed	(2,201,940)	(1,378,104)	(126,665)	(613,676)	(454,019)
Ending units	9,418,388	—	489,964	2,445,952	1,474,662

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,031,104)	$(3,420,589)	$(3,243,208)	$(5,105)	$(20)
Capital gains distributions received	—	—	—	16,161	13,648
Net realized gain (loss) on shares redeemed	13,234,132	7,602,655	5,396,178	10,485	(1,573)
Net change in unrealized appreciation (depreciation) on investments	50,854,727	30,664,836	24,986,534	42,535	8,573
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	58,057,755	34,846,902	27,139,504	64,076	20,628

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,565,037	6,426,933	7,798,185	23,043	—
Annuity payments	(78,685)	—	(103,287)	—	—
Surrenders, withdrawals and death benefits	(27,671,056)	(11,200,525)	(10,773,657)	(24,287)	(20,295)
Net transfers between other subaccounts
or fixed rate option	23,243,120	12,754,555	20,194,829	55,126	(27,676)
Miscellaneous transactions	22,059	(3,981)	213	(23)	(17)
Other charges	(4,592,383)	(2,543,164)	(2,506,088)	(2,953)	(877)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,511,908)	5,433,818	14,610,195	50,906	(48,865)

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,545,847	40,280,720	41,749,699	114,982	(28,237)

NET ASSETS
Beginning of period	350,823,780	190,855,496	179,186,503	272,441	100,974
End of period	$406,369,627	$231,136,216	$220,936,202	$387,423	$72,737

Beginning units	27,003,521	13,553,914	14,915,693	10,696	6,026
Units issued	3,289,957	2,088,865	3,297,528	4,172	443
Units redeemed	(3,318,776)	(1,588,411)	(2,112,910)	(1,196)	(2,988)
Ending units	26,974,702	14,054,368	16,100,311	13,672	3,481

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,167)	$(4,460)	$(6,130)	$(2,331)	$(3,866)
Capital gains distributions received	17,998	44,311	60,393	13,297	10,127
Net realized gain (loss) on shares redeemed	22,638	6,437	47,299	1,710	(1,391)
Net change in unrealized appreciation (depreciation) on investments	52,246	7,027	12,211	25,967	47,418
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	89,715	53,315	113,773	38,643	52,288

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	15,494	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(63,623)	(42,090)	(46,813)	(11,926)	(16,097)
Net transfers between other subaccounts
or fixed rate option	3,957	117,503	(142,622)	(80,321)	67,083
Miscellaneous transactions	—	(3)	(86)	—	(26)
Other charges	(3,362)	(2,736)	(3,745)	(1,533)	(2,629)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(63,028)	88,168	(193,266)	(93,780)	48,331

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,687	141,483	(79,493)	(55,137)	100,619

NET ASSETS
Beginning of period	311,220	215,986	431,553	195,091	215,439
End of period	$337,907	$357,469	$352,060	$139,954	$316,058

Beginning units	26,264	8,520	26,594	11,255	13,737
Units issued	1,998	6,266	3,555	1,427	5,804
Units redeemed	(6,381)	(1,878)	(13,289)	(6,071)	(2,923)
Ending units	21,881	12,908	16,860	6,611	16,618

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$276	$(2,096)	$(3,117)	$728	$411
Capital gains distributions received	5,830	15,914	—	—	9,937
Net realized gain (loss) on shares redeemed	2,303	3,803	(565)	(831)	3,276
Net change in unrealized appreciation (depreciation) on investments	20,373	9,733	38,680	4,350	11,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,782	27,354	34,998	4,247	25,349

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(4,646)	(5,439)	(18,192)	(21,195)
Net transfers between other subaccounts
or fixed rate option	(9,015)	(59,990)	46,181	2,331	85,026
Miscellaneous transactions	—	—	—	—	—
Other charges	(1,220)	(1,211)	(1,799)	(370)	(1,359)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,235)	(65,847)	38,943	(16,231)	62,472

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,547	(38,493)	73,941	(11,984)	87,821

NET ASSETS
Beginning of period	118,165	173,535	154,240	34,964	71,585
End of period	$136,712	$135,042	$228,181	$22,980	$159,406

Beginning units	9,378	8,799	9,396	3,272	4,763
Units issued	500	1,034	3,026	263	5,898
Units redeemed	(1,190)	(3,992)	(898)	(1,633)	(1,899)
Ending units	8,688	5,841	11,524	1,902	8,762

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,145)	$(944)	$(149,756)	$(404,587)	$(120,939)
Capital gains distributions received	48,206	23,421	—	—	—
Net realized gain (loss) on shares redeemed	1,487	3,093	54,677	2,469,095	316,364
Net change in unrealized appreciation (depreciation) on investments	1,367	20,703	151,479	5,694,144	(58,875)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,915	46,273	56,400	7,758,652	136,550

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,929,289	—
Annuity payments	—	—	—	(4,037)	—
Surrenders, withdrawals and death benefits	(925)	(17,558)	(1,982,237)	(2,213,060)	(506,543)
Net transfers between other subaccounts
or fixed rate option	13,843	89,182	11,311,563	856,445	(1,489,319)
Miscellaneous transactions	—	—	9	(2,897)	17
Other charges	(2,434)	(2,019)	(206)	(237,041)	(2,215)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,484	69,605	9,329,129	328,699	(1,998,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,399	115,878	9,385,529	8,087,351	(1,861,510)

NET ASSETS
Beginning of period	172,322	123,798	1,489,733	24,467,381	5,937,846
End of period	$230,721	$239,676	$10,875,262	$32,554,732	$4,076,336

Beginning units	8,822	9,317	128,055	1,076,927	496,283
Units issued	1,217	7,474	1,025,531	353,476	247,580
Units redeemed	(716)	(2,664)	(237,854)	(296,912)	(421,498)
Ending units	9,323	14,127	915,732	1,133,491	322,365
The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$1,069	$(8,749)	$(94,599)	$(417,499)	$(2,350,657)
Capital gains distributions received	18,623	63,037	—	—	—
Net realized gain (loss) on shares redeemed	(419)	2,280	171,306	999,300	4,637,407
Net change in unrealized appreciation (depreciation) on investments	(13,590)	88,338	70,519	10,374,777	19,465,290
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,683	144,906	147,226	10,956,578	21,752,040

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	7,796,712	6,165,526
Annuity payments	—	—	—	—	(25,333)
Surrenders, withdrawals and death benefits	—	—	(75,192)	(3,135,950)	(11,772,651)
Net transfers between other subaccounts
or fixed rate option	4,912	(803)	(1,564,379)	(2,274,088)	7,676,998
Miscellaneous transactions	—	—	—	1,818	3,469
Other charges	(25)	—	(1,296)	(307,855)	(1,696,029)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,887	(803)	(1,640,867)	2,080,637	351,980

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,570	144,103	(1,493,641)	13,037,215	22,104,020

NET ASSETS
Beginning of period	39,363	413,598	4,816,359	52,994,061	133,698,494
End of period	$49,933	$557,701	$3,322,718	$66,031,276	$155,802,514

Beginning units	2,550	104,602	429,009	3,831,913	11,402,260
Units issued	301	45	94,002	636,240	1,348,625
Units redeemed	(2)	(201)	(239,160)	(444,204)	(1,276,617)
Ending units	2,849	104,446	283,851	4,023,949	11,474,268

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,760)	$(378,170)	$(15,162)	$(1,002,158)	$(6,736)
Capital gains distributions received	17,030	—	—	—	—
Net realized gain (loss) on shares redeemed	783	797,587	60,215	1,835,910	8,232
Net change in unrealized appreciation (depreciation) on investments	21,543	2,141,894	(12,285)	11,206,354	116,063
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,596	2,561,311	32,768	12,040,106	117,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	3,262,636	—	9,571,922	230,418
Annuity payments	—	(112,506)	—	(29,365)	(1,099)
Surrenders, withdrawals and death benefits	—	(3,597,466)	(399,462)	(3,981,313)	(47,390)
Net transfers between other subaccounts
or fixed rate option	(565)	5,484,901	(179,152)	7,221,315	11,128
Miscellaneous transactions	—	(1,543)	20	4,850	(7)
Other charges	(11)	(254,238)	(371)	(777,994)	(4,280)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(576)	4,781,784	(578,965)	12,009,415	188,770

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,020	7,343,095	(546,197)	24,049,521	306,329

NET ASSETS
Beginning of period	127,126	28,279,964	1,089,668	51,311,221	728,451
End of period	$164,146	$35,623,059	$543,471	$75,360,742	$1,034,780

Beginning units	6,496	2,550,988	109,728	4,069,073	71,628
Units issued	25	1,253,533	331	1,519,417	26,419
Units redeemed	(47)	(836,397)	(56,476)	(627,169)	(8,935)
Ending units	6,474	2,968,124	53,583	4,961,321	89,112

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(220,029)	$(42,277)	$(24,021)	$(218,228)	$(34,614,882)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	794,692	152,806	(2,604)	1,096,145	1,690,250
Net change in unrealized appreciation (depreciation) on investments	3,550,872	19,400	454,005	2,813,652	294,984,344
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,125,535	129,929	427,380	3,691,569	262,059,712

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,345,903	—	442,075	871,965	515,016,217
Annuity payments	—	—	(2,170)	—	—
Surrenders, withdrawals and death benefits	(1,208,701)	(1,023,809)	(189,038)	(903,381)	(96,580,514)
Net transfers between other subaccounts
or fixed rate option	2,326,428	(2,136,279)	133,002	2,155,829	—
Miscellaneous transactions	35	(5)	(98)	253	(5,788)
Other charges	(132,785)	(360)	(12,096)	(121,435)	(231,230)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,330,880	(3,160,453)	371,675	2,003,231	418,198,685

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,456,415	(3,030,524)	799,055	5,694,800	680,258,397

NET ASSETS
Beginning of period	14,199,039	4,128,575	2,366,208	11,691,077	1,436,313,558
End of period	$20,655,454	$1,098,051	$3,165,263	$17,385,877	$2,116,571,955

Beginning units	893,489	433,526	231,465	770,298	137,939,994
Units issued	443,846	32,386	72,144	380,480	37,935,530
Units redeemed	(304,039)	(358,537)	(39,457)	(256,884)	(1,332,492)
Ending units	1,033,296	107,375	264,152	893,894	174,543,032

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(18,167)	$(12,732)	$(30,039)	$(2,965,540)	$(28,081)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,858	39,535	142,747	765,078	95,240
Net change in unrealized appreciation (depreciation) on investments	329,720	296,361	(8,800)	40,547,081	742,599
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	377,411	323,164	103,908	38,346,619	809,758

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	286,641	457,716	—	51,593,297	829,516
Annuity payments	—	—	—	(12,809)	—
Surrenders, withdrawals and death benefits	(160,639)	(140,375)	(427,766)	(3,929,340)	(237,157)
Net transfers between other subaccounts
or fixed rate option	(104,319)	(27,073)	(1,425,988)	32,763,241	(369,414)
Miscellaneous transactions	1,779	414	(4)	(9,299)	1,123
Other charges	(7,269)	(6,408)	(313)	(2,575,195)	(26,281)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	16,193	284,274	(1,854,071)	77,829,895	197,787

TOTAL INCREASE (DECREASE) IN NET ASSETS	393,604	607,438	(1,750,163)	116,176,514	1,007,545

NET ASSETS
Beginning of period	1,755,485	1,196,829	2,469,134	128,786,261	4,088,516
End of period	$2,149,089	$1,804,267	$718,971	$244,962,775	$5,096,061

Beginning units	114,787	74,529	227,318	10,900,423	369,233
Units issued	31,730	33,798	39,720	6,317,606	77,155
Units redeemed	(28,880)	(12,672)	(205,132)	(357,496)	(56,839)
Ending units	117,637	95,655	61,906	16,860,533	389,549

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(58,523)	$(86,183)	$(15,878)	$(21,900)	$(39,840)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	170,501	155,193	14,290	38,644	76,204
Net change in unrealized appreciation (depreciation) on investments	1,584,097	1,798,522	150,646	766,505	445,001
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,696,075	1,867,532	149,058	783,249	481,365

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	869,764	1,968,147	132,276	353,790	646,139
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(446,788)	(886,334)	(203,075)	(108,150)	(612,361)
Net transfers between other subaccounts
or fixed rate option	1,496,194	60,629	(147,836)	(40,545)	(1,277)
Miscellaneous transactions	188	785	55	—	215
Other charges	(54,378)	(81,298)	(15,986)	(21,097)	(38,340)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,864,980	1,061,929	(234,566)	183,998	(5,624)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,561,055	2,929,461	(85,508)	967,247	475,741

NET ASSETS
Beginning of period	6,667,991	12,900,004	2,844,635	3,053,896	5,965,925
End of period	$10,229,046	$15,829,465	$2,759,127	$4,021,143	$6,441,666

Beginning units	562,717	1,077,038	297,180	268,817	580,670
Units issued	221,571	181,350	24,890	34,008	98,149
Units redeemed	(69,638)	(87,914)	(48,758)	(17,736)	(97,960)
Ending units	714,650	1,170,474	273,312	285,089	580,859

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,712)	$(11,353)	$(8,832)	$(710,403)	$(258,282)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,163)	40,750	3,412	406,013	899,710
Net change in unrealized appreciation (depreciation) on investments	(13,326)	426,833	66,850	7,237,832	400,353
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(18,201)	456,230	61,430	6,933,442	1,041,781

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,924	245,274	697,246	6,372,169	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(18,325)	(67,549)	(79,490)	(1,184,138)	(1,773,411)
Net transfers between other subaccounts
or fixed rate option	(12,449)	(161,013)	141,850	6,462,473	(6,240,807)
Miscellaneous transactions	—	9	10	(171)	371
Other charges	(2,555)	(10,224)	(8,029)	(630,405)	(2,485)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(15,405)	6,497	751,587	11,019,928	(8,016,332)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,606)	462,727	813,017	17,953,370	(6,974,551)

NET ASSETS
Beginning of period	486,064	1,644,977	1,085,236	35,438,213	17,163,806
End of period	$452,458	$2,107,704	$1,898,253	$53,391,583	$10,189,255

Beginning units	50,898	153,369	114,622	3,257,536	1,787,719
Units issued	3,353	20,173	95,451	1,281,459	581,637
Units redeemed	(5,105)	(18,449)	(18,952)	(327,965)	(1,391,809)
Ending units	49,146	155,093	191,121	4,211,030	977,547

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	06/28/2019**	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(10,864)	$(4,058)	$(979)	$(4,782)	$(12,919)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,233	2,285	1,691	10,411	18,408
Net change in unrealized appreciation (depreciation) on investments	103,027	49,739	462	38,630	288,364
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	115,396	47,966	1,174	44,259	293,853

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	236,554	126,600	16,096	238,941	286,308
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(110,326)	(25,807)	(2,249)	(32,296)	(91,069)
Net transfers between other subaccounts
or fixed rate option	(63,702)	162,365	(376,936)	(81,998)	17,122
Miscellaneous transactions	10	7	(5)	—	—
Other charges	(10,417)	(3,584)	(949)	(4,250)	(12,315)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	52,119	259,581	(364,043)	120,397	200,046

TOTAL INCREASE (DECREASE) IN NET ASSETS	167,515	307,547	(362,869)	164,656	493,899

NET ASSETS
Beginning of period	1,820,521	506,286	362,869	696,752	1,804,324
End of period	$1,988,036	$813,833	$—	$861,408	$2,298,223

Beginning units	170,573	48,784	40,457	64,799	175,320
Units issued	34,742	26,546	2,137	23,106	37,065
Units redeemed	(29,009)	(2,982)	(42,594)	(12,041)	(17,791)
Ending units	176,306	72,348	—	75,864	194,594

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	06/28/2019**	12/31/2019	12/31/2019	06/28/2019**	01/25/2019**

OPERATIONS
Net investment income (loss)	$(1,170)	$(6,055)	$(12,481)	$(2,327)	$(606)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(4,127)	4,046	4,766	106,560	126,940
Net change in unrealized appreciation (depreciation) on investments	18,113	152,164	99,489	(24,889)	(72,582)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,816	150,155	91,774	79,344	53,752

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,529	160,761	378,837	32,086	4,014
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,350)	(46,933)	(133,278)	(48,676)	(6,700)
Net transfers between other subaccounts
or fixed rate option	(398,599)	(58,285)	(42,961)	(837,147)	(1,556,714)
Miscellaneous transactions	14	13	121	(5)	(9)
Other charges	(1,123)	(5,905)	(11,889)	(2,311)	(728)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(379,529)	49,651	190,830	(856,053)	(1,560,137)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(366,713)	199,806	282,604	(776,709)	(1,506,385)

NET ASSETS
Beginning of period	366,713	885,649	1,932,941	776,709	1,506,385
End of period	$—	$1,085,455	$2,215,545	$—	$—

Beginning units	42,775	89,509	203,173	73,170	134,059
Units issued	2,793	26,985	46,426	2,949	275
Units redeemed	(45,568)	(22,159)	(27,138)	(76,119)	(134,334)
Ending units	—	94,335	222,461	—	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$31,341	$57,684	$(176,149)	$2,888	$(39,522)
Capital gains distributions received	210,071	6,081	—	—	—
Net realized gain (loss) on shares redeemed	27,099	12,372	635,981	7,283	355,477
Net change in unrealized appreciation (depreciation) on investments	606,493	215,216	394,082	73,739	(83,533)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	875,004	291,353	853,914	83,910	232,422

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	574,043	265,555	—	49,903	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(236,792)	(152,765)	(931,201)	(38,629)	(211,917)
Net transfers between other subaccounts
or fixed rate option	(1,127,440)	(67,278)	(7,237,289)	11,883	(3,886,206)
Miscellaneous transactions	200	(25)	(191)	—	27,361
Other charges	(32,776)	(14,060)	(3,099)	(703)	(468)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(822,765)	31,427	(8,171,780)	22,454	(4,071,230)

TOTAL INCREASE (DECREASE) IN NET ASSETS	52,239	322,780	(7,317,866)	106,364	(3,838,808)

NET ASSETS
Beginning of period	5,279,973	2,159,456	12,857,120	378,177	4,900,737
End of period	$5,332,212	$2,482,236	$5,539,254	$484,541	$1,061,929

Beginning units	494,628	195,355	1,345,255	34,561	509,661
Units issued	51,148	28,665	280,988	5,576	347,094
Units redeemed	(118,530)	(25,372)	(1,094,335)	(3,405)	(756,017)
Ending units	427,246	198,648	531,908	36,732	100,738

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio
	1/1/2019	1/1/2019	1/2/2019*	1/28/2019*	1/28/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(44,003)	$(731,228)	$(18,767)	$(164,217)	$(105,319)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	26,334	56,778	(7,590)	18,572	3,739
Net change in unrealized appreciation (depreciation) on investments	91,651	9,425,619	(13,939)	1,987,397	1,113,677
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,982	8,751,169	(40,296)	1,841,752	1,012,097

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	40,213,182	—	24,903,441	17,179,100
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(268,320)	(643,807)	(179,466)	(24,312)	(47,151)
Net transfers between other subaccounts
or fixed rate option	4,046,505	3,012,611	2,144,996	842,826	268,466
Miscellaneous transactions	—	7,102	17,211	582	234
Other charges	(302)	(580,327)	—	(101,769)	(58,270)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,777,883	42,008,761	1,982,741	25,620,768	17,342,379

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,851,865	50,759,930	1,942,445	27,462,520	18,354,476

NET ASSETS
Beginning of period	149,942	23,479,499	—	—	—
End of period	$4,001,807	$74,239,429	$1,942,445	$27,462,520	$18,354,476

Beginning units	15,549	2,482,095	—	—	—
Units issued	413,422	4,168,166	674,795	2,318,854	1,571,372
Units redeemed	(52,187)	(141,634)	(501,546)	(64,445)	(10,327)
Ending units	376,784	6,508,627	173,249	2,254,409	1,561,045

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

SUBACCOUNT
AST Dimensional Global Core Allocation Portfolio
11/18/2019*
to
12/31/2019

OPERATIONS
Net investment income (loss)	$(4)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized appreciation (depreciation) on investments	58
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,522
Annuity payments	—
Surrenders, withdrawals and death benefits	—
Net transfers between other subaccounts
or fixed rate option	—
Miscellaneous transactions	—
Other charges	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,576

NET ASSETS
Beginning of period	—
End of period	$8,576

Beginning units	—
Units issued	833
Units redeemed	—
Ending units	833

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$5,790	$(200,576)	$(267,642)	$(328,607)	$193,723
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	334,832	1,752,163	2,053,752	(70,449)
Net change in unrealized appreciation (depreciation) on investments	—	(392,846)	(2,312,937)	(3,911,475)	(435,732)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,790	(258,590)	(828,416)	(2,186,330)	(312,458)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,720	12,346	15,664	38,275	34,407
Annuity payments	(251,687)	(259,170)	(132,396)	(130,837)	(178,323)
Surrenders, withdrawals and death benefits	(1,237,535)	(1,811,848)	(2,836,950)	(4,825,490)	(2,262,472)
Net transfers between other subaccounts
or fixed rate option	208,203	116,806	(178,398)	(82,645)	147,406
Miscellaneous transactions	511	636	964	8,640	1,078
Other charges	(6,995)	(4,103)	(9,351)	(21,254)	(14,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,249,783)	(1,945,333)	(3,140,467)	(5,013,311)	(2,272,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,243,993)	(2,203,923)	(3,968,883)	(7,199,641)	(2,584,584)

NET ASSETS
Beginning of period	7,457,427	15,603,387	19,207,350	24,414,007	14,230,117
End of period	$6,213,434	$13,399,464	$15,238,467	$17,214,366	$11,645,533

Beginning units	6,350,227	5,696,899	5,154,163	6,701,694	3,034,797
Units issued	2,562,933	152,936	34,934	56,040	108,535
Units redeemed	(3,621,151)	(877,573)	(818,096)	(1,297,070)	(585,841)
Ending units	5,292,009	4,972,262	4,371,001	5,460,664	2,557,491
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(314,371)	$(72,604)	$(384,462)	$(66,738)	$(1,114)
Capital gains distributions received	—	—	—	—	152,670
Net realized gain (loss) on shares redeemed	2,110,647	632,688	3,766,205	333,774	59,396
Net change in unrealized appreciation (depreciation) on investments	(3,150,736)	(875,419)	(3,372,091)	(910,581)	(459,641)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,354,460)	(315,335)	9,652	(643,545)	(248,689)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,581,014	4,647	21,889	929,862	—
Annuity payments	(167,502)	(4,954)	(100,130)	(9,553)	(17,289)
Surrenders, withdrawals and death benefits	(2,719,646)	(1,292,431)	(4,552,696)	(479,182)	(265,454)
Net transfers between other subaccounts
or fixed rate option	153,801	(74,145)	(620,543)	677,678	76,056
Miscellaneous transactions	12,840	305	1,561	23	(23)
Other charges	(15,899)	(3,593)	(16,730)	(2,529)	(284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(155,392)	(1,370,171)	(5,266,649)	1,116,299	(206,994)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,509,852)	(1,685,506)	(5,256,997)	472,754	(455,683)

NET ASSETS
Beginning of period	22,041,105	5,464,300	26,906,319	4,531,042	1,857,135
End of period	$20,531,253	$3,778,794	$21,649,322	$5,003,796	$1,401,452

Beginning units	5,984,257	1,894,908	6,090,270	759,728	921,074
Units issued	963,795	11,424	45,180	167,754	35,763
Units redeemed	(1,488,318)	(450,449)	(1,083,910)	(95,603)	(135,266)
Ending units	5,459,734	1,455,883	5,051,540	831,879	821,571

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$35,511	$(38,425)	$(45,024)	$16,173	$(10,216)
Capital gains distributions received	531,896	463,817	246,626	—	165,789
Net realized gain (loss) on shares redeemed	215,257	243,385	223,531	(15,717)	41,742
Net change in unrealized appreciation (depreciation) on investments	(1,415,449)	(1,413,381)	(567,506)	(770,940)	(269,811)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(632,785)	(744,604)	(142,373)	(770,484)	(72,496)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,103	15,508	8,667	9,544	—
Annuity payments	(339,224)	(99,936)	(46,448)	(43,616)	—
Surrenders, withdrawals and death benefits	(500,875)	(754,516)	(644,466)	(341,124)	(113,123)
Net transfers between other subaccounts
or fixed rate option	658	14,707	(95,814)	69,745	(13,960)
Miscellaneous transactions	409	181	368	193	—
Other charges	(1,349)	(1,973)	(1,358)	(1,484)	(428)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(837,278)	(826,029)	(779,051)	(306,742)	(127,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,470,063)	(1,570,633)	(921,424)	(1,077,226)	(200,007)

NET ASSETS
Beginning of period	6,738,586	7,854,400	5,355,135	5,067,025	1,461,745
End of period	$5,268,523	$6,283,767	$4,433,711	$3,989,799	$1,261,738

Beginning units	1,671,518	2,558,949	1,625,103	1,420,966	422,911
Units issued	7,280	19,292	5,076	20,277	1,626
Units redeemed	(214,339)	(287,011)	(231,121)	(106,379)	(37,430)
Ending units	1,464,459	2,291,230	1,399,058	1,334,864	387,107

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(86,301)	$4,857	$(38,926)	$(48,206)	$(11,361)
Capital gains distributions received	425,417	125	310,796	—	268,600
Net realized gain (loss) on shares redeemed	734,323	78,102	(129,237)	267,586	(20,975)
Net change in unrealized appreciation (depreciation) on investments	(885,074)	(279,234)	(201,553)	(413,543)	(462,701)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	188,365	(196,150)	(58,920)	(194,163)	(226,437)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,150	540	—	3,562	1,940
Annuity payments	(9,448)	(2,971)	(2,981)	—	(99,945)
Surrenders, withdrawals and death benefits	(1,292,286)	(150,186)	(1,054,117)	(245,208)	(260,680)
Net transfers between other subaccounts
or fixed rate option	(62,687)	(29,032)	(5,782)	(142,879)	(97,772)
Miscellaneous transactions	(57)	1	176	(56)	46
Other charges	(1,863)	(436)	(570)	(552)	(327)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,365,191)	(182,084)	(1,063,274)	(385,133)	(456,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,176,826)	(378,234)	(1,122,194)	(579,296)	(683,175)

NET ASSETS
Beginning of period	6,726,596	2,054,898	2,990,116	3,500,479	1,989,858
End of period	$5,549,770	$1,676,664	$1,867,922	$2,921,183	$1,306,683

Beginning units	1,743,915	525,052	909,525	1,058,086	935,097
Units issued	24,826	1,919	5,648	11,485	5,767
Units redeemed	(347,891)	(48,818)	(305,213)	(124,333)	(220,151)
Ending units	1,420,850	478,153	609,960	945,238	720,713

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(9,944)	$(120,134)	$(5,807)	$(108,648)	$(30,358)
Capital gains distributions received	83,955	—	22,885	—	—
Net realized gain (loss) on shares redeemed	157,180	512,674	21,053	577,432	69,217
Net change in unrealized appreciation (depreciation) on investments	(201,296)	(1,500,664)	(54,904)	(1,035,654)	(306,096)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,895	(1,108,124)	(16,773)	(566,870)	(267,237)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	24,474	30	27,539	19,016
Annuity payments	—	(27,586)	—	(62,878)	(2,808)
Surrenders, withdrawals and death benefits	(416,308)	(742,356)	(47,935)	(845,354)	(248,624)
Net transfers between other subaccounts
or fixed rate option	(67,702)	(84,692)	(7,572)	(94,686)	21,106
Miscellaneous transactions	(25)	(260)	(1)	571	65
Other charges	(82)	(18,622)	(820)	(14,542)	(3,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(484,117)	(849,042)	(56,298)	(989,350)	(214,335)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(454,222)	(1,957,166)	(73,071)	(1,556,220)	(481,572)

NET ASSETS
Beginning of period	832,965	8,142,275	485,763	7,242,370	2,110,312
End of period	$378,743	$6,185,109	$412,692	$5,686,150	$1,628,740

Beginning units	562,620	2,331,536	226,785	2,025,937	1,092,745
Units issued	3,281	14,466	2,912	14,130	28,475
Units redeemed	(312,358)	(259,560)	(27,687)	(272,492)	(156,571)
Ending units	253,543	2,086,442	202,010	1,767,575	964,649

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(929,051)	$(397,696)	$(2,736,343)	$(224,568)	$(411,974)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,684,789	1,297,466	7,017,349	544,974	1,235,809
Net change in unrealized appreciation (depreciation) on investments	(7,627,291)	(2,552,968)	(15,639,282)	(2,042,530)	(1,799,590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,871,553)	(1,653,198)	(11,358,276)	(1,722,124)	(975,755)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	912,183	1,764,053	5,870,866	1,279,091	3,071,136
Annuity payments	—	—	(46,436)	—	—
Surrenders, withdrawals and death benefits	(4,141,587)	(1,318,399)	(9,321,382)	(532,874)	(1,890,633)
Net transfers between other subaccounts
or fixed rate option	(7,239,185)	(2,732,579)	(13,706,786)	892,425	(1,410,070)
Miscellaneous transactions	269	(75)	(2,034)	(492)	38
Other charges	(557,970)	(230,931)	(1,764,516)	(131,522)	(230,789)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,026,290)	(2,517,931)	(18,970,288)	1,506,628	(460,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,897,843)	(4,171,129)	(30,328,564)	(215,496)	(1,436,073)

NET ASSETS
Beginning of period	67,828,021	29,303,494	177,660,034	14,171,797	29,968,493
End of period	$50,930,178	$25,132,365	$147,331,470	$13,956,301	$28,532,420

Beginning units	3,729,480	1,478,395	12,622,002	852,770	2,026,029
Units issued	237,649	281,269	842,538	246,392	458,140
Units redeemed	(850,084)	(399,736)	(2,205,920)	(136,814)	(486,704)
Ending units	3,117,045	1,359,928	11,258,620	962,348	1,997,465

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(301,941)	$(154,233)	$(239,315)	$(982,247)	$(514,466)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,553,348	698,986	1,121,881	4,140,084	2,197,916
Net change in unrealized appreciation (depreciation) on investments	(4,290,839)	(2,295,588)	(3,663,362)	(6,521,972)	(7,375,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,039,432)	(1,750,835)	(2,780,796)	(3,364,135)	(5,692,121)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	959,063	166,770	615,878	1,915,247	1,280,702
Annuity payments	—	—	—	—	(46,837)
Surrenders, withdrawals and death benefits	(2,103,996)	(763,108)	(1,037,315)	(4,578,374)	(1,769,900)
Net transfers between other subaccounts
or fixed rate option	(1,081,160)	(560,889)	(1,422,383)	(2,655,190)	2,179,752
Miscellaneous transactions	1,071	(33)	115	536	1,148
Other charges	(173,183)	(84,023)	(125,815)	(554,281)	(308,906)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,398,205)	(1,241,283)	(1,969,520)	(5,872,062)	1,335,959

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,437,637)	(2,992,118)	(4,750,316)	(9,236,197)	(4,356,162)

NET ASSETS
Beginning of period	19,309,016	10,792,303	16,836,617	63,557,196	34,896,824
End of period	$14,871,379	$7,800,185	$12,086,301	$54,320,999	$30,540,662

Beginning units	865,182	495,956	804,909	3,009,467	1,682,687
Units issued	245,031	52,805	147,741	443,819	416,022
Units redeemed	(337,845)	(111,519)	(244,860)	(703,385)	(355,217)
Ending units	772,368	437,242	707,790	2,749,901	1,743,492

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(880,069)	$(286,659)	$(514,425)	$(279,093)	$(400,814)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,206,197	2,436,518	2,331,117	88,438	1,997,000
Net change in unrealized appreciation (depreciation) on investments	(8,156,163)	(2,216,756)	(7,877,525)	67,806	(4,437,680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,830,035)	(66,897)	(6,060,833)	(122,849)	(2,841,494)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	671,799	937,042	1,418,486	1,834,899	1,551,917
Annuity payments	(22,079)	—	(2,758)	—	—
Surrenders, withdrawals and death benefits	(4,088,093)	(894,693)	(2,243,604)	(1,792,366)	(1,165,757)
Net transfers between other subaccounts
or fixed rate option	(7,863,851)	(86,872)	(2,618,783)	(347,884)	(77,154)
Miscellaneous transactions	(307)	312	1,354	54	78
Other charges	(504,401)	(160,725)	(296,125)	(152,803)	(232,193)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,806,932)	(204,936)	(3,741,430)	(458,100)	76,891

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,636,967)	(271,833)	(9,802,263)	(580,949)	(2,764,603)

NET ASSETS
Beginning of period	59,638,995	17,630,876	36,902,959	21,183,691	28,835,038
End of period	$46,002,028	$17,359,043	$27,100,696	$20,602,742	$26,070,435

Beginning units	2,373,911	764,067	1,637,849	2,080,890	1,143,077
Units issued	230,797	321,614	219,279	478,643	278,968
Units redeemed	(689,220)	(322,185)	(387,214)	(526,135)	(283,817)
Ending units	1,915,488	763,496	1,469,914	2,033,398	1,138,228

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(413,432)	$(18,599,856)	$(515,779)	$(433,749)	$(209,225)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	821,475	40,788,953	1,809,461	1,075,166	119,255
Net change in unrealized appreciation (depreciation) on investments	(5,148,853)	(101,507,442)	(5,116,272)	(5,935,504)	186,105
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,740,810)	(79,318,345)	(3,822,590)	(5,294,087)	96,135

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	647,062	42,649,462	1,159,107	135,036	691,714
Annuity payments	—	(235,309)	—	—	—
Surrenders, withdrawals and death benefits	(1,459,018)	(64,488,580)	(2,016,416)	(2,039,682)	(1,149,585)
Net transfers between other subaccounts
or fixed rate option	(3,957,277)	(55,228,069)	(1,265,773)	797,101	(1,338,747)
Miscellaneous transactions	2,459	347	721	416	(261)
Other charges	(248,771)	(12,576,197)	(305,842)	(253,197)	(140,397)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,015,545)	(89,878,346)	(2,428,203)	(1,360,326)	(1,937,276)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,756,355)	(169,196,691)	(6,250,793)	(6,654,413)	(1,841,141)

NET ASSETS
Beginning of period	30,002,122	1,206,523,355	36,465,953	27,795,951	16,051,153
End of period	$20,245,767	$1,037,326,664	$30,215,160	$21,141,538	$14,210,012

Beginning units	2,762,430	73,973,025	1,834,933	1,958,892	1,577,249
Units issued	363,783	3,329,545	240,953	428,187	243,789
Units redeemed	(861,851)	(8,706,891)	(366,382)	(549,525)	(437,108)
Ending units	2,264,362	68,595,679	1,709,504	1,837,554	1,383,930

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,258,923)	$(11,849,944)	$(4,848,695)	$(12,133,885)	$(7,785,466)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,586,128	32,690,940	16,585,524	33,411,809	19,137,617
Net change in unrealized appreciation (depreciation) on investments	(11,504,305)	(76,746,824)	(39,067,826)	(68,999,841)	(32,233,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,177,100)	(55,905,828)	(27,330,997)	(47,721,917)	(20,881,065)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,402,534	37,131,459	3,686,334	30,700,524	21,347,852
Annuity payments	(19,293)	(81,558)	(83,492)	(578,275)	(81,618)
Surrenders, withdrawals and death benefits	(6,923,019)	(43,158,761)	(18,321,312)	(45,437,834)	(33,806,551)
Net transfers between other subaccounts
or fixed rate option	(11,039,496)	(36,232,106)	(50,578,154)	(39,922,121)	(33,223,676)
Miscellaneous transactions	(2,274)	3,529	1,345	17,973	(3,259)
Other charges	(1,578,748)	(7,052,339)	(2,470,612)	(7,328,160)	(4,864,953)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,160,296)	(49,389,776)	(67,765,891)	(62,547,893)	(50,632,205)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,337,396)	(105,295,604)	(95,096,888)	(110,269,810)	(71,513,270)

NET ASSETS
Beginning of period	142,719,058	726,877,534	317,415,351	778,162,032	505,272,245
End of period	$122,381,662	$621,581,930	$222,318,463	$667,892,222	$433,758,975

Beginning units	10,482,954	42,943,788	23,441,366	48,857,191	36,076,003
Units issued	839,442	4,011,079	1,502,401	2,598,086	2,452,387
Units redeemed	(1,715,050)	(6,930,164)	(6,702,962)	(6,460,402)	(6,004,833)
Ending units	9,607,346	40,024,703	18,240,805	44,994,875	32,523,557

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,330,610)	$(19,166,600)	$(10,381,300)	$(1,408,764)	$(422)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,111,788	35,769,549	29,741,673	9,703,670	—
Net change in unrealized appreciation (depreciation) on investments	(44,354,938)	(123,151,125)	(66,509,751)	(6,319,003)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(36,573,760)	(106,548,176)	(47,149,378)	1,975,903	(422)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,823,756	27,884,716	18,910,313	5,789,853	2,539,055
Annuity payments	(6,417)	(138,927)	(48,645)	—	—
Surrenders, withdrawals and death benefits	(19,893,702)	(64,984,742)	(40,608,772)	(6,033,601)	(63,470,076)
Net transfers between other subaccounts
or fixed rate option	(29,639,346)	(110,217,323)	(37,242,325)	(2,727,653)	69,750,550
Miscellaneous transactions	(8,623)	5,779	(2,372)	2,923	76
Other charges	(4,222,034)	(12,867,794)	(6,965,721)	(772,854)	(146,553)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(38,946,366)	(160,318,291)	(65,957,522)	(3,741,332)	8,673,052

TOTAL INCREASE (DECREASE) IN NET ASSETS	(75,520,126)	(266,866,467)	(113,106,900)	(1,765,429)	8,672,630

NET ASSETS
Beginning of period	410,656,149	1,248,725,778	680,481,579	86,682,301	17,759,381
End of period	$335,136,023	$981,859,311	$567,374,679	$84,916,872	$26,432,011

Beginning units	27,846,464	74,416,651	41,197,022	3,187,695	1,958,472
Units issued	1,346,549	3,176,355	1,424,411	741,962	4,488,512
Units redeemed	(4,099,518)	(13,099,674)	(5,378,884)	(833,119)	(3,575,834)
Ending units	25,093,495	64,493,332	37,242,549	3,096,538	2,871,150

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(401,469)	$(3,062,167)	$(187,676)	$(293,925)	$(2,876,790)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,810,206	3,029,049	395,498	906,146	632,817
Net change in unrealized appreciation (depreciation) on investments	(4,853,114)	(4,649,536)	(2,681,101)	(3,951,364)	5,247,027
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,444,377)	(4,682,654)	(2,473,279)	(3,339,143)	3,003,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,067,289	2,449,944	848,100	1,690,044	—
Annuity payments	—	(75,126)	—	—	—
Surrenders, withdrawals and death benefits	(1,826,650)	(12,242,628)	(1,062,625)	(1,290,766)	(9,014,352)
Net transfers between other subaccounts
or fixed rate option	126,369	(15,311,186)	(93,691)	1,205,950	525,281,764
Miscellaneous transactions	832	175	818	1,512	(96)
Other charges	(213,725)	(1,780,210)	(103,902)	(206,571)	(2,144,116)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(845,885)	(26,959,031)	(411,300)	1,400,169	514,123,200

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,290,262)	(31,641,685)	(2,884,579)	(1,938,974)	517,126,254

NET ASSETS
Beginning of period	25,377,029	203,122,140	14,123,226	21,229,882	94,732,507
End of period	$22,086,767	$171,480,455	$11,238,647	$19,290,908	$611,858,761

Beginning units	1,070,361	17,408,451	1,066,618	1,387,880	6,924,968
Units issued	326,473	1,662,570	213,349	403,191	59,289,652
Units redeemed	(358,588)	(4,032,094)	(256,326)	(315,089)	(15,787,457)
Ending units	1,038,246	15,038,927	1,023,641	1,475,982	50,427,163

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2019	AST Cohen & Steers Global Realty Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,370,549)	$(183,717)	$(127,640)	$(402,075)	$(503,514)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,267,418	13,540	333,396	1,003,085	2,401,570
Net change in unrealized appreciation (depreciation) on investments	(2,677,961)	76,860	(716,491)	(4,693,599)	(6,839,065)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,781,092)	(93,317)	(510,735)	(4,092,589)	(4,941,009)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,629,087	—	148,244	210,912	1,038,895
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(6,215,222)	(3,556,213)	(357,851)	(1,548,524)	(1,898,944)
Net transfers between other subaccounts
or fixed rate option	46,182,844	17,751,564	(1,103,225)	(2,580,472)	(2,625,393)
Miscellaneous transactions	861	252	(8)	229	227
Other charges	(818,778)	(367)	(72,341)	(256,457)	(293,620)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	40,778,792	14,195,236	(1,385,181)	(4,174,312)	(3,778,835)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,997,700	14,101,919	(1,895,916)	(8,266,901)	(8,719,844)

NET ASSETS
Beginning of period	76,488,012	869,039	8,894,452	28,053,182	35,212,836
End of period	$114,485,712	$14,970,958	$6,998,536	$19,786,281	$26,492,992

Beginning units	5,998,902	76,083	562,771	2,535,577	1,536,950
Units issued	5,275,393	1,603,751	54,888	622,954	192,991
Units redeemed	(1,972,853)	(341,859)	(141,802)	(1,044,991)	(358,538)
Ending units	9,301,442	1,337,975	475,857	2,113,540	1,371,403
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(6,505,092)	$(3,504,851)	$(3,426,169)	$(3,883)	$(372)
Capital gains distributions received	—	—	—	13,425	23,004
Net realized gain (loss) on shares redeemed	14,709,558	7,045,833	7,900,010	20,211	3,226
Net change in unrealized appreciation (depreciation) on investments	(47,683,361)	(23,728,031)	(23,504,207)	(33,920)	(47,399)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(39,478,895)	(20,187,049)	(19,030,366)	(4,167)	(21,541)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,559,989	13,955,136	9,632,453	—	—
Annuity payments	(41,153)	(53,751)	(69,617)	—	—
Surrenders, withdrawals and death benefits	(20,321,612)	(9,116,489)	(10,746,804)	(1,733)	(2,782)
Net transfers between other subaccounts
or fixed rate option	(36,585,657)	(15,987,751)	(29,615,737)	15,993	(29,673)
Miscellaneous transactions	(3,502)	(3,063)	(1,687)	—	—
Other charges	(4,725,140)	(2,465,199)	(2,521,807)	(2,288)	(1,191)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(49,117,075)	(13,671,117)	(33,323,199)	11,972	(33,646)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,595,970)	(33,858,166)	(52,353,565)	7,805	(55,187)

NET ASSETS
Beginning of period	439,419,750	224,713,662	231,540,068	264,636	156,161
End of period	$350,823,780	$190,855,496	$179,186,503	$272,441	$100,974

Beginning units	30,615,987	14,486,829	17,513,557	10,299	7,822
Units issued	1,336,736	1,421,398	1,310,026	2,306	876
Units redeemed	(4,949,202)	(2,354,313)	(3,907,890)	(1,909)	(2,672)
Ending units	27,003,521	13,553,914	14,915,693	10,696	6,026

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,503)	$(3,330)	$(7,520)	$(4,263)	$(3,197)
Capital gains distributions received	—	15,506	—	24,557	29,913
Net realized gain (loss) on shares redeemed	18,697	18,129	26,080	1,787	(764)
Net change in unrealized appreciation (depreciation) on investments	(56,512)	(21,308)	(90,066)	(53,233)	(63,615)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(41,318)	8,997	(71,506)	(31,152)	(37,663)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,185)	(7,320)	(6,129)	(6,189)	(3,473)
Net transfers between other subaccounts
or fixed rate option	28,398	(7,677)	(72,492)	(74,303)	29,579
Miscellaneous transactions	—	—	—	—	26
Other charges	(3,031)	(2,046)	(4,825)	(2,457)	(1,938)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	24,182	(17,043)	(83,446)	(82,949)	24,194

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,136)	(8,046)	(154,952)	(114,101)	(13,469)

NET ASSETS
Beginning of period	328,356	224,032	586,505	309,192	228,908
End of period	$311,220	$215,986	$431,553	$195,091	$215,439

Beginning units	24,257	9,089	31,029	15,473	12,476
Units issued	5,281	1,379	2,799	1,549	3,840
Units redeemed	(3,274)	(1,948)	(7,234)	(5,767)	(2,579)
Ending units	26,264	8,520	26,594	11,255	13,737

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications	ProFund VP Utilities
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$843	$(2,854)	$(1,352)	$1,841	$402
Capital gains distributions received	14,687	13,319	7,800	—	2,243
Net realized gain (loss) on shares redeemed	1,984	6,375	108	(146)	3,115
Net change in unrealized appreciation (depreciation) on investments	(26,509)	(27,590)	(36,835)	(8,704)	(5,390)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,995)	(10,750)	(30,279)	(7,009)	370

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(2,389)	(591)	(963)	(1,240)
Net transfers between other subaccounts
or fixed rate option	(2,017)	(8,258)	139,452	(4,638)	(3,193)
Miscellaneous transactions	—	—	—	—	—
Other charges	(1,113)	(1,656)	(876)	(395)	(680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,130)	(12,303)	137,985	(5,996)	(5,113)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,125)	(23,053)	107,706	(13,005)	(4,743)

NET ASSETS
Beginning of period	130,290	196,588	46,534	47,969	76,328
End of period	$118,165	$173,535	$154,240	$34,964	$71,585

Beginning units	9,606	9,258	2,406	3,754	5,148
Units issued	1,423	1,799	7,853	391	1,548
Units redeemed	(1,651)	(2,258)	(863)	(873)	(1,933)
Ending units	9,378	8,799	9,396	3,272	4,763

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2021
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,011)	$(997)	$(27,861)	$(394,048)	$(166,040)
Capital gains distributions received	8,692	—	—	—	—
Net realized gain (loss) on shares redeemed	5,957	3,424	8,804	3,067,904	116,822
Net change in unrealized appreciation (depreciation) on investments	(16,737)	(20,176)	(2,828)	(3,601,881)	(129,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,099)	(17,749)	(21,885)	(928,025)	(179,049)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	2,238,495	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(1,649)	(45,708)	(1,734,583)	(2,425,860)
Net transfers between other subaccounts
or fixed rate option	(25,961)	(18,728)	302,371	(422,434)	830,081
Miscellaneous transactions	—	—	—	619	1
Other charges	(2,317)	(1,475)	(201)	(227,591)	(2,550)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(28,278)	(21,852)	256,462	(145,494)	(1,598,328)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,377)	(39,601)	234,577	(1,073,519)	(1,777,377)

NET ASSETS
Beginning of period	205,699	163,399	1,255,156	25,540,900	7,715,223
End of period	$172,322	$123,798	$1,489,733	$24,467,381	$5,937,846

Beginning units	10,195	10,840	105,764	1,072,808	628,145
Units issued	895	1,265	46,105	387,578	159,629
Units redeemed	(2,268)	(2,788)	(23,814)	(383,459)	(291,491)
Ending units	8,822	9,317	128,055	1,076,927	496,283

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$4,321	$(7,915)	$(118,086)	$(353,042)	$(2,398,362)
Capital gains distributions received	10,056	47,523	—	—	—
Net realized gain (loss) on shares redeemed	82	3,564	128,209	506,744	4,486,711
Net change in unrealized appreciation (depreciation) on investments	(22,969)	(47,694)	(169,947)	(4,375,386)	(12,537,710)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,510)	(4,522)	(159,824)	(4,221,684)	(10,449,361)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	16,162,688	12,208,919
Annuity payments	—	—	—	—	(20,260)
Surrenders, withdrawals and death benefits	—	—	(926,271)	(1,568,075)	(8,766,047)
Net transfers between other subaccounts
or fixed rate option	1,984	(5,165)	(1,296,347)	854,481	(11,452,331)
Miscellaneous transactions	—	—	24	(34)	2,324
Other charges	(27)	—	(1,620)	(247,297)	(1,616,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,957	(5,165)	(2,224,214)	15,201,763	(9,644,114)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,553)	(9,687)	(2,384,038)	10,980,079	(20,093,475)

NET ASSETS
Beginning of period	45,916	423,285	7,200,397	42,013,982	153,791,969
End of period	$39,363	$413,598	$4,816,359	$52,994,061	$133,698,494

Beginning units	2,430	105,758	617,220	2,823,660	12,230,883
Units issued	176	—	117,110	1,246,831	1,181,891
Units redeemed	(56)	(1,156)	(305,321)	(238,578)	(2,010,514)
Ending units	2,550	104,602	429,009	3,831,913	11,402,260

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,910)	$(324,991)	$(20,955)	$(1,013,490)	$(5,967)
Capital gains distributions received	13,401	—	—	—	—
Net realized gain (loss) on shares redeemed	11,215	258,755	(8,629)	2,976,717	3,128
Net change in unrealized appreciation (depreciation) on investments	(33,792)	(446,808)	38	(8,265,006)	(55,677)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,086)	(513,044)	(29,546)	(6,301,779)	(58,516)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,069,363	—	4,831,010	143,453
Annuity payments	—	—	—	(33,611)	—
Surrenders, withdrawals and death benefits	(400)	(1,948,984)	(310,396)	(3,704,727)	(21,276)
Net transfers between other subaccounts
or fixed rate option	(32,319)	2,477,207	97,173	(7,602,485)	(80,619)
Miscellaneous transactions	—	251	—	631	14
Other charges	(11)	(218,825)	(355)	(743,466)	(3,414)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,730)	2,379,012	(213,578)	(7,252,648)	38,158

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,816)	1,865,968	(243,124)	(13,554,427)	(20,358)

NET ASSETS
Beginning of period	170,942	26,413,996	1,332,792	64,865,648	748,809
End of period	$127,126	$28,279,964	$1,089,668	$51,311,221	$728,451

Beginning units	7,970	2,336,855	131,168	4,640,874	68,309
Units issued	—	831,491	13,953	953,461	21,980
Units redeemed	(1,474)	(617,358)	(35,393)	(1,525,262)	(18,661)
Ending units	6,496	2,550,988	109,728	4,069,073	71,628

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(232,438)	$(93,178)	$(23,291)	$(217,399)	$(25,426,919)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,078,338	(40,626)	37,574	887,773	599,523
Net change in unrealized appreciation (depreciation) on investments	(2,707,312)	29,146	(579,497)	(1,504,994)	(73,854,608)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,861,412)	(104,658)	(565,214)	(834,620)	(98,682,004)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,104,453	—	756,673	356,695	327,332,988
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(985,819)	(1,053,695)	(144,112)	(645,697)	(73,394,061)
Net transfers between other subaccounts
or fixed rate option	(1,501,562)	1,046,373	(117,906)	(2,097,207)	—
Miscellaneous transactions	(890)	(78)	173	161	(14,560)
Other charges	(133,476)	(541)	(10,186)	(117,344)	(208,618)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,517,294)	(7,941)	484,642	(2,503,392)	253,715,749

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,378,706)	(112,599)	(80,572)	(3,338,012)	155,033,745

NET ASSETS
Beginning of period	17,577,745	4,241,174	2,446,780	15,029,089	1,281,279,813
End of period	$14,199,039	$4,128,575	$2,366,208	$11,691,077	$1,436,313,558

Beginning units	972,002	432,244	193,188	930,640	113,950,074
Units issued	303,337	291,074	96,542	135,281	24,967,594
Units redeemed	(381,850)	(289,792)	(58,265)	(295,623)	(977,674)
Ending units	893,489	433,526	231,465	770,298	137,939,994

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(14,834)	$(11,869)	$(35,224)	$(2,098,447)	$(27,174)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	48,118	28,327	(6,206)	1,204,393	54,923
Net change in unrealized appreciation (depreciation) on investments	(193,615)	(125,536)	57,018	(14,991,878)	(483,093)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(160,331)	(109,078)	15,588	(15,885,932)	(455,344)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	456,463	240,341	—	70,615,062	507,421
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(110,484)	(29,778)	(338,535)	(2,594,477)	(202,991)
Net transfers between other subaccounts
or fixed rate option	110,415	10,106	2,489,447	(27,613,922)	21,342
Miscellaneous transactions	88	198	(32)	(11,911)	583
Other charges	(6,338)	(4,837)	(99)	(1,720,260)	(25,560)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	450,144	216,030	2,150,781	38,674,492	300,795

TOTAL INCREASE (DECREASE) IN NET ASSETS	289,813	106,952	2,166,369	22,788,560	(154,549)

NET ASSETS
Beginning of period	1,465,672	1,089,877	302,765	105,997,701	4,243,065
End of period	$1,755,485	$1,196,829	$2,469,134	$128,786,261	$4,088,516

Beginning units	86,348	62,727	27,638	8,173,030	344,821
Units issued	41,499	19,663	298,207	5,948,030	57,031
Units redeemed	(13,060)	(7,861)	(98,527)	(3,220,637)	(32,619)
Ending units	114,787	74,529	227,318	10,900,423	369,233

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(45,549)	$(77,828)	$(17,565)	$(21,987)	$(36,419)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	108,264	144,242	25,877	147,127	13,025
Net change in unrealized appreciation (depreciation) on investments	(624,380)	(1,042,930)	(190,877)	(569,403)	(54,415)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(561,665)	(976,516)	(182,565)	(444,263)	(77,809)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	910,701	2,298,417	463,470	749,029	1,197,522
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(258,963)	(533,060)	(285,876)	(182,608)	(368,691)
Net transfers between other subaccounts
or fixed rate option	(161,299)	295,530	(173,555)	(608,181)	(158,444)
Miscellaneous transactions	54	(288)	(2)	1,285	71
Other charges	(41,651)	(72,978)	(17,383)	(20,396)	(35,680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	448,842	1,987,621	(13,346)	(60,871)	634,778

TOTAL INCREASE (DECREASE) IN NET ASSETS	(112,823)	1,011,105	(195,911)	(505,134)	556,969

NET ASSETS
Beginning of period	6,780,814	11,888,899	3,040,546	3,559,030	5,408,956
End of period	$6,667,991	$12,900,004	$2,844,635	$3,053,896	$5,965,925

Beginning units	527,888	921,908	299,365	273,406	518,715
Units issued	80,052	229,587	47,000	60,486	135,178
Units redeemed	(45,223)	(74,457)	(49,185)	(65,075)	(73,223)
Ending units	562,717	1,077,038	297,180	268,817	580,670

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,867)	$(10,106)	$(5,404)	$(610,917)	$(388,628)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(791)	15,960	417	364,150	(248,897)
Net change in unrealized appreciation (depreciation) on investments	(27,085)	(162,090)	(2,865)	(3,358,543)	180,414
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(30,743)	(156,236)	(7,852)	(3,605,310)	(457,111)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,450	240,291	247,566	10,116,371	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(36,574)	(20,906)	(28,106)	(580,783)	(2,548,896)
Net transfers between other subaccounts
or fixed rate option	17,591	(91,418)	90,195	(5,624,637)	3,545,871
Miscellaneous transactions	(1)	(29)	—	(486)	(16)
Other charges	(2,800)	(9,314)	(4,949)	(508,491)	(5,372)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,334)	118,624	304,706	3,401,974	991,587

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,077)	(37,612)	296,854	(203,336)	534,476

NET ASSETS
Beginning of period	529,141	1,682,589	788,382	35,641,549	16,629,330
End of period	$486,064	$1,644,977	$1,085,236	$35,438,213	$17,163,806

Beginning units	51,998	142,618	82,555	3,030,888	1,675,958
Units issued	4,492	25,030	45,247	1,131,510	1,189,076
Units redeemed	(5,592)	(14,279)	(13,180)	(904,862)	(1,077,315)
Ending units	50,898	153,369	114,622	3,257,536	1,787,719

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(10,463)	$(3,287)	$(1,697)	$(3,230)	$(8,803)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,546	253	(6)	978	7,510
Net change in unrealized appreciation (depreciation) on investments	(1,443)	(1,517)	(1,185)	20,673	(152,191)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,360)	(4,551)	(2,888)	18,421	(153,484)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	556,274	16,069	103,328	153,064	529,116
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(103,180)	(12,102)	(3,611)	(9,213)	(55,973)
Net transfers between other subaccounts
or fixed rate option	(215,740)	14,717	82,379	81,330	497,003
Miscellaneous transactions	2	(2)	—	—	586
Other charges	(10,092)	(3,076)	(1,660)	(2,961)	(7,815)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	227,264	15,606	180,436	222,220	962,917

TOTAL INCREASE (DECREASE) IN NET ASSETS	224,904	11,055	177,548	240,641	809,433

NET ASSETS
Beginning of period	1,595,617	495,231	185,321	456,111	994,891
End of period	$1,820,521	$506,286	$362,869	$696,752	$1,804,324

Beginning units	149,189	47,284	20,401	43,524	89,079
Units issued	59,817	3,412	21,517	24,334	96,905
Units redeemed	(38,433)	(1,912)	(1,461)	(3,059)	(10,664)
Ending units	170,573	48,784	40,457	64,799	175,320

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,949)	$(5,639)	$(10,931)	$(5,263)	$(8,319)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(71)	6,720	1,756	17,900	19,762
Net change in unrealized appreciation (depreciation) on investments	(20,086)	(167,123)	(65,284)	(69,624)	(95,975)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(22,106)	(166,042)	(74,459)	(56,987)	(84,532)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	102,852	291,493	619,750	55,565	257,784
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,778)	(39,970)	(88,937)	(69,181)	(42,901)
Net transfers between other subaccounts
or fixed rate option	7,846	26,857	(132,446)	(83,279)	51,295
Miscellaneous transactions	—	(26)	73	(90)	(5)
Other charges	(1,870)	(5,397)	(10,188)	(5,235)	(7,894)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	104,050	272,957	388,252	(102,220)	258,279

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,944	106,915	313,793	(159,207)	173,747

NET ASSETS
Beginning of period	284,769	778,734	1,619,148	935,916	1,332,638
End of period	$366,713	$885,649	$1,932,941	$776,709	$1,506,385

Beginning units	31,206	66,377	163,567	82,091	112,243
Units issued	12,086	31,293	70,301	6,770	37,458
Units redeemed	(517)	(8,161)	(30,695)	(15,691)	(15,642)
Ending units	42,775	89,509	203,173	73,170	134,059
The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$12,852	$(12,125)	$(295,812)	$(5,660)	$(83,630)
Capital gains distributions received	262,524	3,191	—	—	—
Net realized gain (loss) on shares redeemed	(50,633)	4,095	(238,983)	5,392	4,753
Net change in unrealized appreciation (depreciation) on investments	(751,911)	(106,226)	151,240	(93,025)	176,483
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(527,168)	(111,065)	(383,555)	(93,293)	97,606

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,617,298	399,798	—	170	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(40,599)	(82,758)	(2,134,115)	(24,950)	(363,653)
Net transfers between other subaccounts
or fixed rate option	(1,635,503)	530,883	2,396,222	35,016	5,121,001
Miscellaneous transactions	(67)	(3)	(183)	(2)	26
Other charges	(33,870)	(11,601)	(4,224)	(796)	(572)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,907,259	836,319	257,700	9,438	4,756,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,380,091	725,254	(125,855)	(83,855)	4,854,408

NET ASSETS
Beginning of period	3,899,882	1,434,202	12,982,975	462,032	46,329
End of period	$5,279,973	$2,159,456	$12,857,120	$378,177	$4,900,737

Beginning units	335,511	122,558	1,311,487	34,190	4,647
Units issued	330,466	82,259	942,475	5,167	842,019
Units redeemed	(171,349)	(9,462)	(908,707)	(4,796)	(337,005)
Ending units	494,628	195,355	1,345,255	34,561	509,661

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/2/2018*	4/30/2018*
	to	to
	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(626)	$(101,329)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	879	(202,169)
Net change in unrealized appreciation (depreciation) on investments	4,656	(1,366,823)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,909	(1,670,321)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	26,288,413
Annuity payments	—	—
Surrenders, withdrawals and death benefits	(1,857)	(9,720)
Net transfers between other subaccounts
or fixed rate option	146,900	(1,077,550)
Miscellaneous transactions	—	1,079
Other charges	(10)	(52,402)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	145,033	25,149,820

TOTAL INCREASE (DECREASE) IN NET ASSETS	149,942	23,479,499

NET ASSETS
Beginning of period	—	—
End of period	$149,942	$23,479,499

Beginning units	—	—
Units issued	19,143	2,726,623
Units redeemed	(3,594)	(244,528)
Ending units	15,549	2,482,095

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A83

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
DECEMBER 31, 2019

Note 1:    General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Discovery Choice	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity Bb Series
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Janus Henderson VIT Research Portfolio
Prudential Diversified Bond Portfolio	(Service Shares)
Prudential Equity Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio
Prudential Value Portfolio (Class I)	(Class I)
Prudential High Yield Bond Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Stock Index Portfolio	AST Goldman Sachs Large-Cap Value Portfolio*
Prudential Global Portfolio	AST Cohen & Steers Realty Portfolio
Prudential Jennison Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Small Capitalization Stock Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
T. Rowe Price International Stock Portfolio	AST High Yield Portfolio
T. Rowe Price Equity Income Portfolio (Equity	AST Small-Cap Growth Opportunities Portfolio
Income Class)	AST WEDGE Capital Mid-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST Small-Cap Value Portfolio
Janus Henderson VIT Research Portfolio	AST Mid-Cap Growth Portfolio (formerly AST
(Institutional Shares)	Goldman Sachs Mid-Cap Growth Portfolio)
Janus Henderson VIT Overseas Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
(Institutional Shares)	AST Loomis Sayles Large-Cap Growth Portfolio
MFS® Research Series (Initial Class)	AST MFS Growth Portfolio
MFS® Growth Series (Initial Class)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
American Century VP Value Fund (Class I)	AST BlackRock Low Duration Bond Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST QMA US Equity Alpha Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST T. Rowe Price Natural Resources Portfolio
Davis Value Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST MFS Global Equity Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST J.P. Morgan International Equity Portfolio

A84

Note 1:	General (Continued)

AST Templeton Global Bond Portfolio	AST Bond Portfolio 2023
AST Wellington Management Hedged Equity Portfolio	AST MFS Growth Allocation Portfolio (formerly
AST Capital Growth Asset Allocation Portfolio	AST New Discovery Asset Allocation Portfolio)
AST Academic Strategies Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Balanced Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio	AST Bond Portfolio 2024
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Prudential Growth Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Advanced Strategies Portfolio	AST Multi-Sector Fixed Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST AQR Large-Cap Portfolio
AST Government Money Market Portfolio	AST QMA Large-Cap Portfolio
AST Small-Cap Growth Portfolio	AST Bond Portfolio 2025
AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST International Value Portfolio	AST Goldman Sachs Global Growth Allocation
AST International Growth Portfolio	Portfolio
AST Investment Grade Bond Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST Western Asset Core Plus Bond Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Bond Portfolio 2019***	AST Franklin Templeton K2 Global Absolute Return
AST Cohen & Steers Global Realty Portfolio	Portfolio
(formerly AST Global Real Estate Portfolio)	AST Managed Equity Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Managed Fixed Income Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST FQ Absolute Return Currency Portfolio
AST AllianzGI World Trends Portfolio	AST Jennison Global Infrastructure Portfolio
(formerly AST RCM World Trends Portfolio)	AST PIMCO Dynamic Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Legg Mason Diversified Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST Bond Portfolio 2026
ProFund VP Consumer Services	AST AB Global Bond Portfolio
ProFund VP Consumer Goods	AST Goldman Sachs Global Income Portfolio
ProFund VP Financials	AST Morgan Stanley Multi-Asset Portfolio***
ProFund VP Health Care	AST Wellington Management Global Bond Portfolio
ProFund VP Industrials	AST Neuberger Berman Long/Short Portfolio
ProFund VP Mid-Cap Growth	AST Wellington Management Real Total Return
ProFund VP Mid-Cap Value	Portfolio***
ProFund VP Real Estate	AST QMA International Core Equity Portfolio
ProFund VP Small-Cap Growth	AST Managed Alternatives Portfolio
ProFund VP Small-Cap Value	AST Emerging Managers Diversified Portfolio***
ProFund VP Telecommunications	AST Columbia Adaptive Risk Allocation Portfolio*
ProFund VP Utilities	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Large-Cap Growth	JPMorgan Insurance Trust Income Builder
ProFund VP Large-Cap Value	Portfolio (Class 2)
AST Bond Portfolio 2020	AST Bond Portfolio 2027
AST Jennison Large-Cap Growth Portfolio	NVIT Emerging Markets Fund (Class D)
AST Bond Portfolio 2021	AST Bond Portfolio 2028
Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2029
Wells Fargo VT Omega Growth Fund (Class 1)	AST American Funds Growth Allocation Portfolio
AST Bond Portfolio 2022	AST Bond Portfolio 2030
AST Quantitative Modeling Portfolio	AST BlackRock 80/20 Target Allocation ETF Portfolio
AST BlackRock Global Strategies Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio
Wells Fargo VT Opportunity Fund (Class 1)	AST Dimensional Global Core Allocation Portfolio
AST Prudential Core Bond Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)**

*	Subaccount was no longer available for investment as of December 31, 2019.

**	Subaccount was available for investment but had no assets as of December 31, 2019, and had no activity during 2019.

***	Subaccount liquidated during the period ended December 31, 2019.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2019 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

A85

Note 1:	General (Continued)

Merger Date	Removed Portfolio	Surviving Portfolio
January 25, 2019	AST Columbia Adaptive Risk Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 26, 2019	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Value Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

A86

Note 3:	Fair Value Measurements (Continued)

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$352,780	$1,133,682
Prudential Diversified Bond Portfolio	442,718	2,460,249
Prudential Equity Portfolio (Class I)	43,837	2,107,340
Prudential Value Portfolio (Class I)	209,710	2,575,819
Prudential High Yield Bond Portfolio	147,140	1,815,157
Prudential Stock Index Portfolio	11,077,183	6,118,678
Prudential Global Portfolio	30,682	585,306
Prudential Jennison Portfolio (Class I)	136,121	3,413,981
Prudential Small Capitalization Stock Portfolio	1,994,908	961,876
T. Rowe Price International Stock Portfolio	17,460	181,659
T. Rowe Price Equity Income Portfolio (Equity Income Class)	45,177	361,996
Invesco V.I. Core Equity Fund (Series I)	19,443	640,699
Janus Henderson VIT Research Portfolio (Institutional Shares)	15,188	381,252
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	96,737	523,102
MFS® Research Series (Initial Class)	2,635	93,289
MFS® Growth Series (Initial Class)	115,085	635,656
American Century VP Value Fund (Class I)	25,064	237,122
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	18,082	307,944
Prudential Jennison 20/20 Focus Portfolio (Class I)	3,324	481,824
Davis Value Portfolio	3,018	461,605
AB VPS Large Cap Growth Portfolio (Class B)	7,071	65,437
Prudential SP Small Cap Value Portfolio (Class I)	159,649	699,787
Janus Henderson VIT Research Portfolio (Service Shares)	11	27,774
SP Prudential U.S. Emerging Growth Portfolio (Class I)	34,932	885,876
Prudential SP International Growth Portfolio (Class I)	13,598	294,602
AST Goldman Sachs Large-Cap Value Portfolio	3,714,110	62,430,222
AST Cohen & Steers Realty Portfolio	7,818,175	10,478,135
AST J.P. Morgan Strategic Opportunities Portfolio	23,899,321	25,205,614
AST T. Rowe Price Large-Cap Value Portfolio	72,223,097	17,208,359

A87

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST High Yield Portfolio	$7,948,940	$8,235,728
AST Small-Cap Growth Opportunities Portfolio	5,983,959	5,577,766
AST WEDGE Capital Mid-Cap Value Portfolio	3,350,131	3,312,753
AST Small-Cap Value Portfolio	5,075,554	4,834,463
AST Mid-Cap Growth Portfolio	17,199,145	21,251,998
AST Hotchkis & Wiley Large-Cap Value Portfolio	11,054,606	12,001,269
AST Loomis Sayles Large-Cap Growth Portfolio	14,292,788	15,975,123
AST MFS Growth Portfolio	7,542,732	6,929,415
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	8,493,175	7,469,280
AST BlackRock Low Duration Bond Portfolio	9,854,695	7,057,140
AST QMA US Equity Alpha Portfolio	11,204,899	10,692,245
AST T. Rowe Price Natural Resources Portfolio	9,424,482	6,109,330
AST T. Rowe Price Asset Allocation Portfolio	102,597,829	159,293,808
AST MFS Global Equity Portfolio	7,409,149	10,004,512
AST J.P. Morgan International Equity Portfolio	8,248,752	8,633,008
AST Templeton Global Bond Portfolio	4,498,632	3,000,720
AST Wellington Management Hedged Equity Portfolio	18,743,405	15,926,697
AST Capital Growth Asset Allocation Portfolio	109,845,810	109,172,445
AST Academic Strategies Asset Allocation Portfolio	58,123,384	46,244,065
AST Balanced Asset Allocation Portfolio	89,566,416	124,415,435
AST Preservation Asset Allocation Portfolio	76,654,940	98,314,683
AST Fidelity Institutional AM℠ Quantitative Portfolio	47,419,648	55,645,616
AST Prudential Growth Allocation Portfolio	170,079,123	175,590,679
AST Advanced Strategies Portfolio	53,965,338	85,888,874
AST T. Rowe Price Large-Cap Growth Portfolio	26,417,923	29,044,927
AST Government Money Market Portfolio	44,754,621	48,540,405
AST Small-Cap Growth Portfolio	7,164,021	8,114,968
AST BlackRock/Loomis Sayles Bond Portfolio	47,725,968	44,566,981
AST International Value Portfolio	4,490,351	3,131,166
AST International Growth Portfolio	5,146,687	5,960,179
AST Investment Grade Bond Portfolio	114,746,485	639,635,579
AST Western Asset Core Plus Bond Portfolio	29,396,896	29,517,138
AST Bond Portfolio 2019	458,026	15,599,097
AST Cohen & Steers Global Realty Portfolio	2,284,942	2,302,266
AST Parametric Emerging Markets Equity Portfolio	9,202,532	6,079,418
AST Goldman Sachs Small-Cap Value Portfolio	11,799,086	10,239,596
AST AllianzGI World Trends Portfolio	42,856,295	51,399,307
AST J.P. Morgan Global Thematic Portfolio	29,512,285	27,499,056
AST Goldman Sachs Multi-Asset Portfolio	41,306,581	29,939,593
ProFund VP Consumer Services	85,628	39,826
ProFund VP Consumer Goods	7,855	58,030
ProFund VP Financials	24,247	92,357
ProFund VP Health Care	139,540	55,830
ProFund VP Industrials	65,575	264,971
ProFund VP Mid-Cap Growth	26,629	122,740

A88

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Mid-Cap Value	$100,341	$56,487
ProFund VP Real Estate	7,064	19,287
ProFund VP Small-Cap Growth	21,591	89,535
ProFund VP Small-Cap Value	54,951	19,125
ProFund VP Telecommunications	2,998	19,802
ProFund VP Utilities	95,267	35,031
ProFund VP Large-Cap Growth	26,100	18,761
ProFund VP Large-Cap Value	110,925	44,528
AST Bond Portfolio 2020	12,135,487	2,956,114
AST Jennison Large-Cap Growth Portfolio	8,292,395	8,368,283
AST Bond Portfolio 2021	3,132,097	5,251,096
Wells Fargo VT International Equity Fund (Class 1)	4,897	786
Wells Fargo VT Omega Growth Fund (Class 1)	130	9,683
AST Bond Portfolio 2022	1,110,616	2,846,083
AST Quantitative Modeling Portfolio	8,821,196	7,158,058
AST BlackRock Global Strategies Portfolio	15,834,654	17,833,331
Wells Fargo VT Opportunity Fund (Class 1)	524	3,684
AST Prudential Core Bond Portfolio	14,270,392	9,866,779
AST Bond Portfolio 2023	3,208	597,335
AST MFS Growth Allocation Portfolio	20,341,622	9,334,365
AST Western Asset Emerging Markets Debt Portfolio	288,179	106,145
AST MFS Large-Cap Value Portfolio	7,646,020	5,535,169
AST Bond Portfolio 2024	331,064	3,533,794
AST AQR Emerging Markets Equity Portfolio	778,519	430,866
AST ClearBridge Dividend Growth Portfolio	6,509,663	4,724,660
AST Multi-Sector Fixed Income Portfolio	400,998,134	17,414,331
AST AQR Large-Cap Portfolio	488,644	490,618
AST QMA Large-Cap Portfolio	512,060	240,518
AST Bond Portfolio 2025	452,689	2,336,800
AST T. Rowe Price Growth Opportunities Portfolio	80,170,646	5,306,292
AST Goldman Sachs Global Growth Allocation Portfolio	892,046	722,340
AST T. Rowe Price Diversified Real Growth Portfolio	2,788,755	982,298
AST Prudential Flexible Multi-Strategy Portfolio	2,174,239	1,198,494
AST Franklin Templeton K2 Global Absolute Return Portfolio	238,619	489,063
AST Managed Equity Portfolio	415,036	252,938
AST Managed Fixed Income Portfolio	1,039,708	1,085,173
AST FQ Absolute Return Currency Portfolio	31,334	49,450
AST Jennison Global Infrastructure Portfolio	242,679	247,536
AST PIMCO Dynamic Bond Portfolio	933,653	190,899
AST Legg Mason Diversified Growth Portfolio	14,436,625	4,127,100
AST Bond Portfolio 2026	6,043,647	14,318,262
AST AB Global Bond Portfolio	373,215	331,960
AST Goldman Sachs Global Income Portfolio	292,157	36,634
AST Morgan Stanley Multi-Asset Portfolio	19,313	384,334
AST Wellington Management Global Bond Portfolio	255,000	139,385

A89

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Neuberger Berman Long/Short Portfolio	$401,511	$214,383
AST Wellington Management Real Total Return Portfolio	24,930	405,629
AST QMA International Core Equity Portfolio	286,678	243,083
AST Managed Alternatives Portfolio	455,243	276,893
AST Emerging Managers Diversified Portfolio	33,697	892,077
AST Columbia Adaptive Risk Allocation Portfolio	3,063	1,563,806
Blackrock Global Allocation V.I. Fund (Class III)	580,751	1,437,938
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	331,881	315,012
AST Bond Portfolio 2027	2,802,384	11,150,313
NVIT Emerging Markets Fund (Class D)	63,477	47,698
AST Bond Portfolio 2028	3,375,846	7,486,597
AST Bond Portfolio 2029	4,334,146	600,266
AST American Funds Growth Allocation Portfolio	42,831,583	1,554,049
AST Bond Portfolio 2030	7,036,756	5,072,782
AST BlackRock 80/20 Target Allocation ETF Portfolio	26,211,606	755,055
AST BlackRock 60/40 Target Allocation ETF Portfolio	17,377,012	139,952
AST Dimensional Global Core Allocation Portfolio	8,522	4

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

A90

Note 6:	Related Party Transactions (Continued)

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life of New Jersey and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life of New Jersey.

A91

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	4,620	$0.92	to	$9.84	$5,543	1.91%		1.00%	to	1.75%	0.17%	to	0.91%
December 31, 2018	5,292	$0.92	to	$9.75	$6,213	1.51%		1.00%	to	1.75%	-0.24%	to	0.52%
December 31, 2017	6,350	$0.92	to	$9.70	$7,457	0.55%		1.00%	to	1.75%	-1.19%	to	-0.44%
December 31, 2016	7,027	$0.93	to	$9.74	$8,291	0.09%		1.00%	to	1.75%	-1.58%	to	-0.90%
December 31, 2015	7,672	$0.94	to	$9.83	$9,166	0.00%	(1)	1.00%	to	1.80%	-1.85%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2019	4,326	$2.40	to	$2.95	$12,762	0.00%		1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	4,972	$2.20	to	$2.70	$13,399	0.00%		1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	5,697	$2.24	to	$2.74	$15,603	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	6,274	$2.12	to	$2.60	$16,285	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	7,285	$2.05	to	$2.50	$18,162	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%

	Prudential Equity Portfolio (Class I)
December 31, 2019	3,905	$2.70	to	$4.70	$17,364	0.00%		1.35%	to	1.80%	26.60%	to	27.17%
December 31, 2018	4,371	$2.13	to	$3.70	$15,238	0.00%		1.35%	to	1.80%	-6.55%	to	-6.13%
December 31, 2017	5,154	$2.28	to	$3.94	$19,207	0.00%		1.35%	to	1.80%	23.56%	to	24.11%
December 31, 2016	5,867	$1.84	to	$3.18	$17,601	0.00%		1.35%	to	1.80%	1.95%	to	2.39%
December 31, 2015	6,571	$1.80	to	$3.11	$19,282	0.00%		1.35%	to	1.80%	0.55%	to	0.99%

	Prudential Value Portfolio (Class I)
December 31, 2019	4,886	$2.54	to	$5.13	$19,106	0.00%		1.35%	to	1.80%	23.83%	to	24.38%
December 31, 2018	5,461	$2.05	to	$4.13	$17,214	0.00%		1.35%	to	1.80%	-11.48%	to	-11.09%
December 31, 2017	6,702	$2.32	to	$4.64	$24,414	0.00%		1.35%	to	1.80%	14.92%	to	15.43%
December 31, 2016	7,755	$2.02	to	$4.03	$24,239	0.00%		1.35%	to	1.80%	9.43%	to	9.92%
December 31, 2015	8,663	$1.84	to	$3.66	$24,661	0.00%		1.35%	to	1.80%	-9.82%	to	-9.42%

	Prudential High Yield Bond Portfolio
December 31, 2019	2,267	$2.70	to	$19.13	$11,776	0.00%		1.35%	to	1.80%	14.27%	to	14.78%
December 31, 2018	2,557	$2.36	to	$16.68	$11,646	2.95%		1.35%	to	1.80%	-3.02%	to	-2.58%
December 31, 2017	3,035	$2.43	to	$17.13	$14,230	6.09%		1.35%	to	1.80%	5.90%	to	6.39%
December 31, 2016	3,347	$2.29	to	$16.11	$14,952	6.43%		1.35%	to	1.80%	14.19%	to	14.69%
December 31, 2015	3,995	$2.00	to	$14.05	$15,391	6.19%		1.35%	to	1.80%	-4.17%	to	-3.74%

	Prudential Stock Index Portfolio
December 31, 2019	5,676	$2.29	to	$12.34	$32,340	0.00%		0.48%	to	1.95%	8.05%	to	30.35%
December 31, 2018	5,460	$1.77	to	$9.47	$20,531	0.00%		0.55%	to	1.95%	-6.26%	to	-4.55%
December 31, 2017	5,984	$1.89	to	$4.31	$22,041	1.59%		1.35%	to	1.75%	19.38%	to	19.85%
December 31, 2016	6,973	$1.58	to	$3.60	$21,657	1.84%		1.35%	to	1.75%	9.92%	to	10.34%
December 31, 2015	7,938	$1.43	to	$3.26	$22,239	1.49%		1.35%	to	1.75%	-0.56%	to	-0.16%

	Prudential Global Portfolio
December 31, 2019	1,263	$1.77	to	$3.86	$4,321	0.00%		1.40%	to	1.75%	28.15%	to	28.59%
December 31, 2018	1,456	$1.38	to	$3.00	$3,779	0.00%		1.40%	to	1.75%	-8.92%	to	-8.60%
December 31, 2017	1,895	$1.51	to	$3.28	$5,464	0.00%		1.40%	to	1.75%	22.70%	to	23.12%
December 31, 2016	2,057	$1.23	to	$2.67	$4,846	0.00%		1.35%	to	1.75%	2.65%	to	3.06%
December 31, 2015	2,247	$1.19	to	$2.59	$5,125	0.00%		1.35%	to	1.80%	0.56%	to	1.01%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	4,496	$2.25	to	$6.56	$25,179	0.00%		1.35%	to	1.80%	30.99%	to	31.57%
December 31, 2018	5,052	$1.71	to	$4.99	$21,649	0.00%		1.35%	to	1.80%	-2.54%	to	-2.11%
December 31, 2017	6,090	$1.75	to	$5.10	$26,906	0.00%		1.35%	to	1.80%	34.29%	to	34.88%
December 31, 2016	7,092	$1.30	to	$3.78	$23,229	0.00%		1.35%	to	1.80%	-2.64%	to	-2.22%
December 31, 2015	8,014	$1.34	to	$3.87	$26,666	0.00%		1.35%	to	1.80%	9.51%	to	10.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	925	$5.28	to	$10.80	$7,261	0.00%		0.48%	to	1.90%	4.55%	to	21.75%
December 31, 2018	832	$4.37	to	$8.87	$5,004	0.00%		0.55%	to	1.90%	-11.25%	to	-9.95%
December 31, 2017	760	$4.85	to	$5.97	$4,531	0.00%		1.35%	to	1.40%	11.44%	to	11.50%
December 31, 2016	843	$4.35	to	$5.36	$4,487	0.00%		1.35%	to	1.40%	24.76%	to	24.82%
December 31, 2015	947	$3.49	to	$4.29	$4,041	0.00%		1.35%	to	1.40%	-3.64%	to	-3.58%

A92

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2019	748	$2.15	to	$2.15	$1,607	2.39%	1.40%	to	1.40%	26.00%	to	26.00%
December 31, 2018	822	$1.71	to	$1.71	$1,401	1.33%	1.40%	to	1.40%	-15.40%	to	-15.40%
December 31, 2017	921	$2.02	to	$2.02	$1,857	1.12%	1.40%	to	1.40%	26.12%	to	26.12%
December 31, 2016	996	$1.60	to	$1.60	$1,593	1.04%	1.40%	to	1.40%	0.72%	to	0.72%
December 31, 2015	1,075	$1.21	to	$1.59	$1,706	0.92%	1.35%	to	1.40%	-2.28%	to	-2.23%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2019	1,408	$3.01	to	$4.48	$6,314	2.32%	1.35%	to	1.40%	24.65%	to	24.71%
December 31, 2018	1,464	$2.41	to	$3.60	$5,269	1.98%	1.35%	to	1.40%	-10.76%	to	-10.71%
December 31, 2017	1,672	$2.70	to	$4.03	$6,739	1.73%	1.35%	to	1.40%	14.42%	to	14.48%
December 31, 2016	1,844	$2.36	to	$3.52	$6,453	2.31%	1.35%	to	1.40%	17.53%	to	17.59%
December 31, 2015	2,066	$2.01	to	$3.00	$6,158	1.80%	1.35%	to	1.40%	-8.14%	to	-8.10%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2019	2,127	$1.80	to	$3.49	$7,417	0.94%	1.40%	to	1.65%	26.87%	to	27.18%
December 31, 2018	2,291	$1.42	to	$2.75	$6,284	0.88%	1.40%	to	1.65%	-10.88%	to	-10.66%
December 31, 2017	2,559	$1.59	to	$3.08	$7,854	1.03%	1.40%	to	1.65%	11.34%	to	11.62%
December 31, 2016	2,877	$1.43	to	$2.76	$7,913	0.75%	1.40%	to	1.65%	8.48%	to	8.75%
December 31, 2015	3,193	$1.32	to	$2.53	$8,076	1.12%	1.40%	to	1.65%	-7.29%	to	-7.07%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	1,322	$2.12	to	$4.25	$5,598	0.46%	1.35%	to	1.40%	33.65%	to	33.72%
December 31, 2018	1,399	$1.50	to	$3.18	$4,434	0.53%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	1,625	$1.57	to	$3.31	$5,355	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	1,822	$1.24	to	$2.62	$4,762	0.54%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	1,976	$1.26	to	$2.65	$5,209	0.62%	1.35%	to	1.65%	3.63%	to	3.94%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2019	1,227	$2.05	to	$3.78	$4,591	1.90%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	1,335	$1.64	to	$3.02	$3,990	1.74%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	1,421	$1.96	to	$3.60	$5,067	1.65%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	1,645	$1.52	to	$2.78	$4,518	5.06%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	1,734	$1.65	to	$3.01	$5,143	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%

	MFS® Research Series (Initial Class)
December 31, 2019	369	$4.27	to	$4.27	$1,576	0.78%	1.40%	to	1.40%	31.11%	to	31.11%
December 31, 2018	387	$3.26	to	$3.26	$1,262	0.69%	1.40%	to	1.40%	-5.70%	to	-5.70%
December 31, 2017	423	$3.46	to	$3.46	$1,462	1.34%	1.40%	to	1.40%	21.67%	to	21.67%
December 31, 2016	497	$2.84	to	$2.84	$1,412	0.77%	1.40%	to	1.40%	7.24%	to	7.24%
December 31, 2015	555	$2.65	to	$2.65	$1,470	0.72%	1.40%	to	1.40%	-0.59%	to	-0.59%

	MFS® Growth Series (Initial Class)
December 31, 2019	1,331	$2.97	to	$5.32	$7,084	0.00%	1.35%	to	1.40%	36.24%	to	36.31%
December 31, 2018	1,421	$2.06	to	$3.91	$5,550	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	1,744	$2.04	to	$3.86	$6,727	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	1,932	$1.58	to	$2.98	$5,752	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	2,093	$1.56	to	$2.95	$6,166	0.15%	1.35%	to	1.65%	5.81%	to	6.12%

	American Century VP Value Fund (Class I)
December 31, 2019	430	$3.77	to	$4.40	$1,890	2.11%	1.35%	to	1.40%	25.28%	to	25.34%
December 31, 2018	478	$2.85	to	$3.51	$1,677	1.65%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	525	$3.19	to	$3.92	$2,055	1.63%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	639	$2.98	to	$3.65	$2,317	1.73%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	702	$2.51	to	$3.07	$2,144	2.11%	1.35%	to	1.65%	-5.45%	to	-5.16%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2019	541	$2.27	to	$4.00	$2,145	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	610	$1.75	to	$3.09	$1,868	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	910	$1.88	to	$3.31	$2,990	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	976	$1.58	to	$2.76	$2,682	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	1,038	$1.54	to	$2.69	$2,775	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%

A93

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2019	821	$3.63	to	$3.94	$3,231	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	945	$2.87	to	$3.09	$2,921	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	1,058	$3.08	to	$3.32	$3,500	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	1,190	$2.40	to	$2.58	$3,064	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	1,431	$2.40	to	$2.58	$3,678	0.00%	1.35%	to	1.65%	4.54%	to	4.86%

	Davis Value Portfolio
December 31, 2019	507	$2.34	to	$2.37	$1,189	1.40%	1.35%	to	1.40%	29.36%	to	29.42%
December 31, 2018	721	$1.81	to	$1.83	$1,307	0.76%	1.35%	to	1.40%	-14.80%	to	-14.76%
December 31, 2017	935	$2.13	to	$2.15	$1,990	0.74%	1.35%	to	1.40%	20.94%	to	21.00%
December 31, 2016	1,081	$1.76	to	$1.77	$1,902	1.23%	1.35%	to	1.40%	10.34%	to	10.39%
December 31, 2015	1,240	$1.59	to	$1.61	$1,977	0.77%	1.35%	to	1.40%	0.19%	to	0.24%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2019	224	$1.98	to	$1.98	$443	0.00%	1.40%	to	1.40%	32.51%	to	32.51%
December 31, 2018	254	$1.49	to	$1.49	$379	0.00%	1.40%	to	1.40%	0.90%	to	0.90%
December 31, 2017	563	$1.48	to	$1.48	$833	0.00%	1.40%	to	1.40%	29.86%	to	29.86%
December 31, 2016	683	$1.14	to	$1.14	$779	0.00%	1.40%	to	1.40%	0.95%	to	0.95%
December 31, 2015	692	$1.13	to	$1.13	$782	0.00%	1.40%	to	1.40%	9.32%	to	9.32%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	1,958	$2.81	to	$3.79	$7,009	0.00%	1.35%	to	1.80%	20.61%	to	21.15%
December 31, 2018	2,086	$2.33	to	$3.13	$6,185	0.00%	1.35%	to	1.80%	-15.33%	to	-14.95%
December 31, 2017	2,332	$2.75	to	$3.69	$8,142	0.00%	1.35%	to	1.80%	10.22%	to	10.70%
December 31, 2016	2,654	$2.50	to	$3.33	$8,385	0.00%	1.35%	to	1.80%	23.25%	to	23.79%
December 31, 2015	3,128	$2.03	to	$2.69	$7,996	0.00%	1.35%	to	1.80%	-7.04%	to	-6.62%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2019	194	$1.66	to	$3.73	$527	0.31%	1.40%	to	1.75%	32.90%	to	33.36%
December 31, 2018	202	$1.25	to	$2.79	$413	0.35%	1.40%	to	1.75%	-4.52%	to	-4.19%
December 31, 2017	227	$1.30	to	$2.92	$486	0.24%	1.40%	to	1.75%	25.37%	to	25.80%
December 31, 2016	251	$1.04	to	$2.32	$427	0.38%	1.40%	to	1.75%	-1.45%	to	-1.10%
December 31, 2015	283	$1.05	to	$2.34	$468	0.47%	1.40%	to	1.75%	3.27%	to	3.63%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	1,596	$2.60	to	$5.80	$6,881	0.00%	1.35%	to	1.80%	35.27%	to	35.88%
December 31, 2018	1,768	$1.92	to	$4.27	$5,686	0.00%	1.35%	to	1.80%	-9.48%	to	-9.08%
December 31, 2017	2,026	$2.12	to	$4.70	$7,242	0.00%	1.35%	to	1.80%	20.27%	to	20.81%
December 31, 2016	2,245	$1.76	to	$3.89	$6,710	0.00%	1.35%	to	1.80%	2.48%	to	2.93%
December 31, 2015	2,621	$1.71	to	$3.78	$7,527	0.00%	1.35%	to	1.80%	-4.09%	to	-3.66%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	826	$1.21	to	$3.01	$1,845	0.00%	1.35%	to	1.80%	30.04%	to	30.62%
December 31, 2018	965	$0.93	to	$2.30	$1,629	0.00%	1.35%	to	1.80%	-14.37%	to	-13.98%
December 31, 2017	1,093	$1.08	to	$2.68	$2,110	0.00%	1.35%	to	1.80%	33.42%	to	34.00%
December 31, 2016	1,283	$0.81	to	$2.00	$1,815	0.00%	1.35%	to	1.80%	-5.28%	to	-4.86%
December 31, 2015	1,379	$0.85	to	$2.10	$2,065	0.00%	1.35%	to	1.80%	1.54%	to	1.98%

	AST Goldman Sachs Large-Cap Value Portfolio (Merged April 26, 2019)
December 31, 2019	—	$12.72	to	$24.15	$—	0.00%	0.55%	to	2.85%	13.85%	to	14.70%
December 31, 2018	3,117	$11.10	to	$21.15	$50,930	0.00%	0.55%	to	2.85%	-11.15%	to	-9.03%
December 31, 2017	3,729	$12.25	to	$23.57	$67,828	0.00%	0.55%	to	2.85%	6.63%	to	9.14%
December 31, 2016	2,985	$11.25	to	$21.90	$50,303	0.00%	0.55%	to	2.85%	8.37%	to	10.93%
December 31, 2015	3,144	$10.18	to	$20.01	$48,225	0.00%	0.55%	to	2.85%	-7.34%	to	6.09%

	AST Cohen & Steers Realty Portfolio
December 31, 2019	1,279	$10.22	to	$37.33	$30,263	0.00%	0.35%	to	2.85%	1.14%	to	30.49%
December 31, 2018	1,360	$10.86	to	$29.01	$25,132	0.00%	0.55%	to	2.85%	-7.48%	to	-5.28%
December 31, 2017	1,478	$11.50	to	$31.05	$29,303	0.00%	0.55%	to	2.85%	3.23%	to	5.66%
December 31, 2016	1,423	$10.92	to	$29.79	$27,148	0.00%	0.55%	to	2.85%	1.84%	to	4.24%
December 31, 2015	1,351	$10.51	to	$28.98	$25,076	0.00%	0.55%	to	2.85%	1.86%	to	10.36%
A94

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2019	11,394	$13.14	to	$17.59	$167,939	0.00%	0.55%	to	2.85%	11.34%	to	13.98%
December 31, 2018	11,259	$11.64	to	$15.56	$147,331	0.00%	0.55%	to	2.85%	-7.84%	to	-5.65%
December 31, 2017	12,622	$12.45	to	$16.63	$177,660	0.00%	0.55%	to	2.85%	8.95%	to	11.53%
December 31, 2016	13,084	$11.26	to	$15.04	$167,396	0.00%	0.55%	to	2.85%	0.89%	to	3.27%
December 31, 2015	13,597	$11.01	to	$14.68	$170,786	0.00%	0.55%	to	2.85%	-3.03%	to	-0.73%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2019	4,342	$10.60	to	$24.14	$77,915	0.00%	0.48%	to	2.85%	6.16%	to	25.28%
December 31, 2018	962	$10.15	to	$19.53	$13,956	0.00%	0.55%	to	2.70%	-12.16%	to	-10.21%
December 31, 2017	853	$11.32	to	$22.06	$14,172	0.00%	0.55%	to	2.70%	13.41%	to	15.91%
December 31, 2016	817	$9.78	to	$19.29	$11,983	0.00%	0.55%	to	2.70%	3.27%	to	5.55%
December 31, 2015	871	$9.28	to	$18.53	$12,193	0.00%	0.55%	to	2.70%	-8.60%	to	-6.58%

	AST High Yield Portfolio
December 31, 2019	2,022	$10.24	to	$20.46	$32,616	0.00%	0.35%	to	2.85%	2.23%	to	14.66%
December 31, 2018	1,997	$11.29	to	$18.09	$28,532	0.00%	0.55%	to	2.85%	-4.79%	to	-2.53%
December 31, 2017	2,026	$11.59	to	$18.82	$29,968	0.00%	0.55%	to	2.85%	4.42%	to	6.88%
December 31, 2016	1,860	$10.86	to	$17.85	$26,105	0.00%	0.55%	to	2.85%	12.12%	to	14.76%
December 31, 2015	1,944	$9.48	to	$15.77	$24,161	0.00%	0.55%	to	2.85%	-6.31%	to	-3.24%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2019	822	$10.90	to	$37.13	$20,944	0.00%	0.48%	to	2.70%	8.73%	to	35.73%
December 31, 2018	772	$10.82	to	$27.73	$14,871	0.00%	0.55%	to	2.70%	-13.27%	to	-11.34%
December 31, 2017	865	$12.22	to	$31.72	$19,309	0.00%	0.55%	to	2.70%	24.25%	to	26.99%
December 31, 2016	865	$9.64	to	$25.32	$15,464	0.00%	0.55%	to	2.70%	4.80%	to	7.11%
December 31, 2015	957	$9.67	to	$23.97	$16,131	0.00%	0.55%	to	2.85%	-1.55%	to	1.00%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2019	448	$10.22	to	$29.48	$9,383	0.00%	0.35%	to	2.70%	1.67%	to	18.49%
December 31, 2018	437	$10.58	to	$25.23	$7,800	0.00%	0.55%	to	2.70%	-18.79%	to	-16.99%
December 31, 2017	496	$12.78	to	$30.81	$10,792	0.00%	0.55%	to	2.70%	15.34%	to	17.88%
December 31, 2016	540	$10.88	to	$26.50	$10,080	0.00%	0.55%	to	2.70%	10.93%	to	13.37%
December 31, 2015	588	$9.63	to	$23.70	$9,799	0.00%	0.55%	to	2.85%	-9.27%	to	0.53%

	AST Small-Cap Value Portfolio
December 31, 2019	734	$10.61	to	$29.03	$15,038	0.00%	0.48%	to	2.85%	5.76%	to	21.31%
December 31, 2018	708	$11.20	to	$24.26	$12,086	0.00%	0.55%	to	2.85%	-19.45%	to	-17.53%
December 31, 2017	805	$13.62	to	$29.83	$16,837	0.00%	0.55%	to	2.85%	4.30%	to	6.76%
December 31, 2016	774	$12.80	to	$28.33	$15,415	0.00%	0.55%	to	2.85%	25.53%	to	28.49%
December 31, 2015	731	$9.99	to	$22.35	$11,604	0.00%	0.55%	to	2.85%	-7.04%	to	4.08%

	AST Mid-Cap Growth Portfolio
December 31, 2019	2,651	$10.39	to	$34.61	$66,740	0.00%	0.35%	to	2.85%	3.60%	to	29.44%
December 31, 2018	2,750	$11.84	to	$27.11	$54,321	0.00%	0.55%	to	2.85%	-7.09%	to	-4.88%
December 31, 2017	3,009	$12.49	to	$28.89	$63,557	0.00%	0.55%	to	2.85%	23.48%	to	26.39%
December 31, 2016	3,115	$9.91	to	$23.18	$52,769	0.00%	0.55%	to	2.85%	-1.25%	to	1.09%
December 31, 2015	3,314	$9.83	to	$23.25	$56,160	0.00%	0.55%	to	2.85%	-8.37%	to	2.12%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	1,732	$10.67	to	$31.02	$38,666	0.00%	0.35%	to	2.85%	6.16%	to	28.81%
December 31, 2018	1,743	$11.60	to	$24.42	$30,541	0.00%	0.55%	to	2.85%	-16.61%	to	-14.63%
December 31, 2017	1,683	$13.63	to	$29.00	$34,897	0.00%	0.55%	to	2.45%	16.28%	to	18.54%
December 31, 2016	1,645	$11.53	to	$24.81	$29,101	0.00%	0.55%	to	2.45%	16.96%	to	19.23%
December 31, 2015	1,715	$9.70	to	$21.09	$25,607	0.00%	0.55%	to	2.85%	-10.46%	to	1.55%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	1,897	$10.76	to	$41.81	$58,793	0.00%	0.48%	to	2.85%	8.21%	to	30.91%
December 31, 2018	1,915	$14.30	to	$32.38	$46,002	0.00%	0.55%	to	2.85%	-5.48%	to	-3.23%
December 31, 2017	2,374	$14.82	to	$33.93	$59,639	0.00%	0.55%	to	2.85%	29.21%	to	32.26%
December 31, 2016	2,615	$11.24	to	$26.01	$50,429	0.00%	0.55%	to	2.85%	2.57%	to	5.00%
December 31, 2015	2,625	$10.74	to	$25.11	$48,900	0.00%	0.55%	to	2.85%	6.94%	to	11.97%

A95

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Growth Portfolio
December 31, 2019	809	$10.72	to	$39.33	$24,748	0.00%	0.35%	to	2.45%	7.58%	to	37.02%
December 31, 2018	763	$13.95	to	$29.10	$17,359	0.00%	0.55%	to	2.70%	-0.62%	to	1.59%
December 31, 2017	764	$13.78	to	$29.05	$17,631	0.00%	0.55%	to	2.70%	27.19%	to	29.99%
December 31, 2016	776	$10.63	to	$22.66	$13,999	0.00%	0.55%	to	2.70%	-0.83%	to	1.35%
December 31, 2015	737	$10.53	to	$22.66	$13,390	0.00%	0.55%	to	2.85%	4.17%	to	9.59%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2019	1,556	$10.44	to	$33.24	$33,972	0.00%	0.48%	to	2.85%	4.52%	to	20.35%
December 31, 2018	1,470	$10.61	to	$28.00	$27,101	0.00%	0.55%	to	2.85%	-18.84%	to	-16.90%
December 31, 2017	1,638	$12.81	to	$34.17	$36,903	0.00%	0.55%	to	2.85%	10.56%	to	13.16%
December 31, 2016	1,524	$11.35	to	$30.61	$31,209	0.00%	0.55%	to	2.85%	14.87%	to	17.58%
December 31, 2015	1,466	$9.69	to	$26.40	$25,865	0.00%	0.55%	to	2.85%	-8.33%	to	1.07%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2019	2,326	$9.39	to	$12.46	$24,434	0.00%	0.48%	to	2.25%	0.70%	to	4.05%
December 31, 2018	2,033	$9.14	to	$12.05	$20,603	0.00%	0.55%	to	2.30%	-1.58%	to	0.19%
December 31, 2017	2,081	$9.17	to	$12.10	$21,184	0.00%	0.55%	to	2.45%	-0.78%	to	1.15%
December 31, 2016	1,750	$9.25	to	$12.03	$17,746	0.00%	0.55%	to	2.45%	-0.85%	to	1.08%
December 31, 2015	1,644	$9.32	to	$11.97	$16,588	0.00%	0.55%	to	2.45%	-1.98%	to	-0.07%

	AST QMA US Equity Alpha Portfolio
December 31, 2019	1,169	$10.81	to	$38.35	$33,140	0.00%	0.48%	to	2.70%	8.35%	to	23.78%
December 31, 2018	1,138	$13.04	to	$31.42	$26,070	0.00%	0.55%	to	2.70%	-10.71%	to	-8.72%
December 31, 2017	1,143	$14.33	to	$34.90	$28,835	0.00%	0.55%	to	2.45%	19.26%	to	21.58%
December 31, 2016	1,042	$11.82	to	$29.10	$22,155	0.00%	0.55%	to	2.45%	12.04%	to	14.21%
December 31, 2015	945	$10.39	to	$25.83	$17,758	0.00%	0.55%	to	2.45%	0.55%	to	8.03%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2019	2,634	$8.49	to	$14.29	$27,208	0.00%	0.48%	to	2.70%	4.54%	to	16.22%
December 31, 2018	2,264	$7.33	to	$12.40	$20,246	0.00%	0.55%	to	2.70%	-18.92%	to	-17.11%
December 31, 2017	2,762	$8.87	to	$15.09	$30,002	0.00%	0.55%	to	2.70%	7.34%	to	9.70%
December 31, 2016	2,692	$8.11	to	$13.87	$26,931	0.00%	0.55%	to	2.70%	21.26%	to	23.93%
December 31, 2015	2,763	$6.56	to	$11.28	$22,535	0.00%	0.55%	to	2.70%	-21.43%	to	0.94%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2019	66,787	$15.39	to	$22.74	$1,195,684	0.00%	0.55%	to	2.85%	17.40%	to	20.18%
December 31, 2018	68,596	$12.92	to	$19.18	$1,037,327	0.00%	0.55%	to	2.85%	-8.04%	to	-5.85%
December 31, 2017	73,973	$13.85	to	$20.66	$1,206,523	0.00%	0.55%	to	2.85%	12.13%	to	14.77%
December 31, 2016	75,755	$12.18	to	$18.25	$1,092,303	0.00%	0.55%	to	2.85%	4.49%	to	6.95%
December 31, 2015	75,978	$11.49	to	$17.30	$1,040,968	0.00%	0.55%	to	2.85%	-2.81%	to	-0.51%

	AST MFS Global Equity Portfolio
December 31, 2019	1,615	$10.53	to	$29.94	$36,538	0.00%	0.35%	to	2.85%	6.47%	to	29.24%
December 31, 2018	1,710	$11.72	to	$23.49	$30,215	0.00%	0.55%	to	2.85%	-12.15%	to	-10.05%
December 31, 2017	1,835	$13.07	to	$26.48	$36,466	0.00%	0.55%	to	2.85%	20.32%	to	23.16%
December 31, 2016	1,738	$10.65	to	$21.80	$28,494	0.00%	0.55%	to	2.85%	4.07%	to	6.52%
December 31, 2015	1,697	$10.03	to	$20.75	$26,340	0.00%	0.55%	to	2.85%	-4.27%	to	3.91%

	AST J.P. Morgan International Equity Portfolio
December 31, 2019	1,837	$12.64	to	$19.39	$26,684	0.00%	0.55%	to	2.70%	23.79%	to	26.52%
December 31, 2018	1,838	$10.11	to	$15.54	$21,142	0.00%	0.55%	to	2.70%	-19.71%	to	-17.92%
December 31, 2017	1,959	$12.48	to	$19.20	$27,796	0.00%	0.55%	to	2.70%	26.14%	to	28.92%
December 31, 2016	1,912	$9.80	to	$15.10	$21,272	0.00%	0.55%	to	2.70%	-0.81%	to	1.37%
December 31, 2015	1,946	$9.78	to	$15.10	$21,587	0.00%	0.55%	to	2.70%	-5.42%	to	-3.33%

	AST Templeton Global Bond Portfolio
December 31, 2019	1,541	$8.81	to	$12.61	$15,926	0.00%	0.48%	to	2.85%	-1.29%	to	1.05%
December 31, 2018	1,384	$8.92	to	$12.55	$14,210	0.00%	0.55%	to	2.85%	-0.92%	to	1.44%
December 31, 2017	1,577	$9.01	to	$12.45	$16,051	0.00%	0.55%	to	2.85%	-0.86%	to	1.48%
December 31, 2016	1,412	$9.08	to	$12.34	$14,302	0.00%	0.55%	to	2.85%	1.39%	to	3.78%
December 31, 2015	1,447	$8.96	to	$11.96	$14,209	0.00%	0.55%	to	2.85%	-7.34%	to	3.76%

A96

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	10,000	$13.52	to	$22.66	$151,270	0.00%	0.55%	to	2.85%	17.12%	to	19.89%
December 31, 2018	9,607	$11.54	to	$19.16	$122,382	0.00%	0.55%	to	2.85%	-7.72%	to	-5.52%
December 31, 2017	10,483	$12.51	to	$20.56	$142,719	0.00%	0.55%	to	2.85%	10.37%	to	12.97%
December 31, 2016	10,414	$11.33	to	$18.45	$126,793	0.00%	0.55%	to	2.85%	3.50%	to	5.94%
December 31, 2015	10,527	$10.95	to	$17.66	$122,261	0.00%	0.55%	to	2.85%	-3.46%	to	-1.18%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2019	41,084	$16.53	to	$24.35	$763,571	0.00%	0.55%	to	2.85%	18.76%	to	21.58%
December 31, 2018	40,025	$13.72	to	$20.31	$621,582	0.00%	0.55%	to	2.85%	-8.91%	to	-6.74%
December 31, 2017	42,944	$14.85	to	$22.08	$726,878	0.00%	0.55%	to	2.85%	14.54%	to	17.24%
December 31, 2016	41,918	$12.78	to	$19.09	$614,943	0.00%	0.55%	to	2.85%	3.80%	to	6.25%
December 31, 2015	41,418	$12.14	to	$18.22	$581,755	0.00%	0.55%	to	2.85%	-2.33%	to	-0.02%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2019	19,467	$12.46	to	$17.44	$271,525	0.00%	0.55%	to	2.85%	12.75%	to	15.42%
December 31, 2018	18,241	$10.90	to	$15.32	$222,318	0.00%	0.55%	to	2.85%	-10.77%	to	-8.64%
December 31, 2017	23,441	$12.04	to	$17.01	$317,415	0.00%	0.55%	to	2.85%	9.39%	to	11.97%
December 31, 2016	24,273	$10.85	to	$15.40	$297,040	0.00%	0.55%	to	2.85%	3.31%	to	5.75%
December 31, 2015	26,419	$10.35	to	$14.76	$309,924	0.00%	0.55%	to	2.85%	-5.98%	to	-3.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	43,887	$11.03	to	$21.65	$762,061	0.00%	0.35%	to	2.85%	10.20%	to	18.76%
December 31, 2018	44,995	$12.98	to	$18.48	$667,892	0.00%	0.55%	to	2.85%	-7.66%	to	-5.46%
December 31, 2017	48,857	$13.86	to	$19.82	$778,162	0.00%	0.55%	to	2.85%	11.64%	to	14.28%
December 31, 2016	50,063	$12.23	to	$17.59	$708,457	0.00%	0.55%	to	2.85%	3.28%	to	5.71%
December 31, 2015	51,044	$11.68	to	$16.87	$693,958	0.00%	0.55%	to	2.85%	-2.39%	to	-0.08%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	31,603	$13.31	to	$17.70	$475,783	0.00%	0.55%	to	2.85%	11.47%	to	14.11%
December 31, 2018	32,524	$11.77	to	$15.72	$433,759	0.00%	0.55%	to	2.85%	-5.62%	to	-3.38%
December 31, 2017	36,076	$12.29	to	$16.50	$505,272	0.00%	0.55%	to	2.85%	7.00%	to	9.53%
December 31, 2016	35,110	$11.32	to	$15.27	$457,043	0.00%	0.55%	to	2.85%	2.53%	to	4.95%
December 31, 2015	36,445	$10.89	to	$14.76	$458,433	0.00%	0.55%	to	2.85%	-2.71%	to	-0.41%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2019	25,119	$13.63	to	$20.32	$394,718	0.00%	0.85%	to	2.85%	16.58%	to	18.98%
December 31, 2018	25,093	$11.63	to	$17.27	$335,136	0.00%	0.55%	to	2.85%	-10.39%	to	-8.25%
December 31, 2017	27,846	$12.92	to	$19.08	$410,656	0.00%	0.55%	to	2.85%	13.16%	to	15.83%
December 31, 2016	28,026	$11.35	to	$16.70	$362,213	0.00%	0.55%	to	2.85%	1.29%	to	3.68%
December 31, 2015	27,216	$10.85	to	$16.33	$345,930	0.00%	0.55%	to	2.85%	-1.89%	to	0.44%

	AST Prudential Growth Allocation Portfolio
December 31, 2019	65,525	$14.36	to	$22.61	$1,168,279	0.00%	0.55%	to	2.85%	15.78%	to	18.52%
December 31, 2018	64,493	$12.34	to	$19.34	$981,859	0.00%	0.55%	to	2.85%	-10.24%	to	-8.11%
December 31, 2017	74,417	$13.67	to	$21.34	$1,248,726	0.00%	0.55%	to	2.85%	12.80%	to	15.46%
December 31, 2016	44,092	$12.06	to	$18.74	$649,227	0.00%	0.55%	to	2.85%	6.96%	to	9.49%
December 31, 2015	44,717	$10.78	to	$17.35	$610,546	0.00%	0.55%	to	2.85%	-3.45%	to	-1.16%

	AST Advanced Strategies Portfolio
December 31, 2019	36,240	$15.66	to	$23.73	$658,749	0.00%	0.55%	to	2.85%	18.39%	to	21.19%
December 31, 2018	37,243	$13.04	to	$19.85	$567,375	0.00%	0.55%	to	2.85%	-8.58%	to	-6.41%
December 31, 2017	41,197	$14.06	to	$21.51	$680,482	0.00%	0.55%	to	2.85%	13.60%	to	16.28%
December 31, 2016	42,484	$12.20	to	$18.75	$612,274	0.00%	0.55%	to	2.85%	4.06%	to	6.52%
December 31, 2015	43,453	$11.56	to	$17.85	$596,745	0.00%	0.55%	to	2.85%	-2.07%	to	0.25%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	3,187	$10.74	to	$46.89	$106,330	0.00%	0.35%	to	2.85%	7.75%	to	27.52%
December 31, 2018	3,097	$15.05	to	$37.28	$84,917	0.00%	0.55%	to	2.85%	0.89%	to	3.29%
December 31, 2017	3,188	$14.62	to	$36.60	$86,682	0.00%	0.55%	to	2.85%	33.97%	to	37.13%
December 31, 2016	3,130	$10.69	to	$27.06	$63,382	0.00%	0.55%	to	2.85%	-0.22%	to	2.13%
December 31, 2015	3,269	$10.50	to	$26.86	$65,667	0.00%	0.55%	to	2.85%	6.46%	to	9.50%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Government Money Market Portfolio
December 31, 2019	2,484	$8.11	to	$10.02	$23,074	1.68%	0.48%	to	2.45%	-0.80%	to	1.13%
December 31, 2018	2,871	$8.17	to	$9.92	$26,432	1.32%	0.55%	to	2.45%	-1.20%	to	0.74%
December 31, 2017	1,958	$8.08	to	$9.86	$17,759	0.34%	0.55%	to	2.55%	-2.15%	to	-0.21%
December 31, 2016	2,162	$8.25	to	$9.90	$19,816	0.00%	0.55%	to	2.55%	-2.48%	to	-0.56%
December 31, 2015	1,773	$8.46	to	$9.97	$16,358	0.00%	0.55%	to	2.85%	-2.85%	to	-0.26%

	AST Small-Cap Growth Portfolio
December 31, 2019	1,038	$10.38	to	$38.45	$27,923	0.00%	0.35%	to	2.85%	3.62%	to	29.40%
December 31, 2018	1,038	$11.94	to	$30.13	$22,087	0.00%	0.55%	to	2.85%	-11.03%	to	-8.91%
December 31, 2017	1,070	$13.15	to	$33.54	$25,377	0.00%	0.55%	to	2.85%	20.39%	to	23.24%
December 31, 2016	1,134	$10.70	to	$27.59	$22,257	0.00%	0.55%	to	2.85%	8.89%	to	11.46%
December 31, 2015	1,209	$9.64	to	$25.10	$21,630	0.00%	0.55%	to	2.85%	-2.09%	to	0.23%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	15,500	$10.13	to	$15.79	$191,075	0.00%	0.35%	to	2.85%	0.97%	to	8.62%
December 31, 2018	15,039	$9.94	to	$14.62	$171,480	0.00%	0.55%	to	2.85%	-3.51%	to	-1.21%
December 31, 2017	17,408	$10.15	to	$14.89	$203,122	0.00%	0.55%	to	2.85%	1.40%	to	3.79%
December 31, 2016	16,578	$9.87	to	$14.43	$188,386	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2015	17,618	$9.61	to	$14.00	$195,239	0.00%	0.55%	to	2.85%	-4.90%	to	-1.67%

	AST International Value Portfolio
December 31, 2019	1,154	$10.53	to	$17.12	$14,999	0.00%	0.48%	to	2.70%	7.85%	to	19.36%
December 31, 2018	1,024	$8.93	to	$14.54	$11,239	0.00%	0.55%	to	2.70%	-18.41%	to	-16.60%
December 31, 2017	1,067	$10.84	to	$17.68	$14,123	0.00%	0.55%	to	2.70%	19.51%	to	22.14%
December 31, 2016	1,019	$8.98	to	$14.68	$11,047	0.00%	0.55%	to	2.70%	-2.13%	to	0.03%
December 31, 2015	978	$9.08	to	$14.88	$10,620	0.00%	0.55%	to	2.70%	-9.67%	to	2.47%

	AST International Growth Portfolio
December 31, 2019	1,444	$10.89	to	$22.75	$24,732	0.00%	0.48%	to	2.55%	10.22%	to	31.38%
December 31, 2018	1,476	$10.39	to	$17.56	$19,291	0.00%	0.55%	to	2.55%	-15.50%	to	-13.81%
December 31, 2017	1,388	$12.16	to	$20.65	$21,230	0.00%	0.55%	to	2.55%	32.07%	to	34.68%
December 31, 2016	1,400	$9.09	to	$15.55	$15,906	0.00%	0.55%	to	2.55%	-6.17%	to	-4.31%
December 31, 2015	1,421	$9.57	to	$16.47	$16,885	0.00%	0.55%	to	2.85%	0.21%	to	7.39%

	AST Investment Grade Bond Portfolio
December 31, 2019	7,404	$11.08	to	$18.19	$109,751	0.00%	0.55%	to	2.25%	8.73%	to	10.62%
December 31, 2018	50,427	$10.16	to	$16.54	$611,859	0.00%	0.55%	to	2.25%	-2.52%	to	-0.82%
December 31, 2017	6,925	$10.39	to	$16.78	$94,733	0.00%	0.85%	to	2.25%	1.97%	to	3.43%
December 31, 2016	18,562	$10.16	to	$16.27	$239,554	0.00%	0.55%	to	2.25%	1.87%	to	3.63%
December 31, 2015	17,268	$9.94	to	$15.79	$219,367	0.00%	0.85%	to	2.25%	-1.10%	to	0.31%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2019	9,418	$10.29	to	$15.16	$128,739	0.00%	0.35%	to	2.85%	2.43%	to	11.68%
December 31, 2018	9,301	$10.58	to	$13.64	$114,486	0.00%	0.55%	to	2.85%	-5.07%	to	-2.80%
December 31, 2017	5,999	$10.92	to	$14.09	$76,488	0.00%	0.55%	to	2.85%	3.29%	to	5.72%
December 31, 2016	5,382	$10.37	to	$13.39	$65,782	0.00%	0.55%	to	2.85%	2.16%	to	4.57%
December 31, 2015	5,181	$9.94	to	$12.86	$61,122	0.00%	0.55%	to	2.85%	-1.65%	to	0.68%

	AST Bond Portfolio 2019 (Liquidated December 31, 2019)
December 31, 2019	—	$10.44	to	$11.49	$—	0.00%	1.90%	to	2.85%	-1.49%	to	-0.53%
December 31, 2018	1,338	$10.60	to	$11.55	$14,971	0.00%	1.90%	to	2.85%	-2.31%	to	-1.36%
December 31, 2017	76	$10.98	to	$11.71	$869	0.00%	1.90%	to	2.70%	-1.95%	to	-1.15%
December 31, 2016	104	$11.20	to	$11.84	$1,210	0.00%	1.90%	to	2.70%	-1.29%	to	-0.48%
December 31, 2015	111	$11.24	to	$13.16	$1,305	0.00%	1.90%	to	2.85%	-1.81%	to	-0.85%

	AST Cohen & Steers Global Realty Portfolio
December 31, 2019	490	$10.41	to	$26.37	$8,790	0.00%	0.48%	to	2.85%	3.77%	to	24.44%
December 31, 2018	476	$10.44	to	$21.49	$6,999	0.00%	0.55%	to	2.85%	-7.44%	to	-5.24%
December 31, 2017	563	$11.05	to	$22.99	$8,894	0.00%	0.55%	to	2.85%	7.73%	to	10.28%
December 31, 2016	557	$10.05	to	$21.14	$8,056	0.00%	0.55%	to	2.85%	-1.97%	to	0.34%
December 31, 2015	571	$10.05	to	$21.36	$8,312	0.00%	0.55%	to	2.85%	-2.94%	to	5.49%
A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Parametric Emerging Markets Equity Portfolio
December 31, 2019	2,446	$9.24	to	$15.45	$25,714	0.00%	0.48%	to	2.85%	5.94%	to	12.72%
December 31, 2018	2,114	$8.22	to	$13.89	$19,786	0.00%	0.55%	to	2.85%	-16.51%	to	-14.52%
December 31, 2017	2,536	$9.64	to	$16.48	$28,053	0.00%	0.55%	to	2.85%	22.79%	to	25.68%
December 31, 2016	2,293	$7.70	to	$13.30	$20,397	0.00%	0.55%	to	2.85%	9.17%	to	11.74%
December 31, 2015	2,518	$6.91	to	$12.06	$20,210	0.00%	0.55%	to	2.85%	-19.10%	to	0.59%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2019	1,475	$10.47	to	$32.33	$34,289	0.00%	0.48%	to	2.70%	4.13%	to	21.96%
December 31, 2018	1,371	$11.49	to	$26.88	$26,493	0.00%	0.55%	to	2.70%	-16.40%	to	-14.54%
December 31, 2017	1,537	$13.48	to	$31.89	$35,213	0.00%	0.55%	to	2.70%	9.17%	to	11.57%
December 31, 2016	1,476	$12.12	to	$28.98	$30,919	0.00%	0.55%	to	2.70%	20.96%	to	23.63%
December 31, 2015	1,530	$9.84	to	$23.77	$26,257	0.00%	0.55%	to	2.85%	-8.19%	to	2.45%

	AST AllianzGI World Trends Portfolio
December 31, 2019	26,975	$13.17	to	$18.66	$406,370	0.00%	0.55%	to	2.85%	14.68%	to	17.40%
December 31, 2018	27,004	$11.42	to	$16.12	$350,824	0.00%	0.55%	to	2.85%	-10.54%	to	-8.41%
December 31, 2017	30,616	$12.70	to	$17.84	$439,420	0.00%	0.55%	to	2.85%	12.93%	to	15.59%
December 31, 2016	31,176	$11.19	to	$15.65	$391,848	0.00%	0.55%	to	2.85%	1.84%	to	4.24%
December 31, 2015	31,704	$10.93	to	$15.22	$387,734	0.00%	0.55%	to	2.85%	-3.01%	to	-0.72%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2019	14,054	$14.68	to	$21.65	$231,136	0.00%	0.55%	to	2.85%	16.03%	to	18.77%
December 31, 2018	13,554	$12.47	to	$18.48	$190,855	0.00%	0.55%	to	2.85%	-10.03%	to	-7.88%
December 31, 2017	14,487	$13.66	to	$20.34	$224,714	0.00%	0.55%	to	2.85%	13.63%	to	16.31%
December 31, 2016	13,671	$11.85	to	$17.73	$185,732	0.00%	0.55%	to	2.85%	2.23%	to	4.64%
December 31, 2015	12,956	$11.43	to	$17.18	$172,310	0.00%	0.55%	to	2.85%	-3.87%	to	-1.59%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2019	16,100	$12.67	to	$17.27	$220,936	0.00%	0.55%	to	2.85%	12.72%	to	15.38%
December 31, 2018	14,916	$11.08	to	$15.17	$179,187	0.00%	0.55%	to	2.85%	-9.72%	to	-7.57%
December 31, 2017	17,514	$12.10	to	$16.65	$231,540	0.00%	0.55%	to	2.85%	9.09%	to	11.67%
December 31, 2016	14,821	$10.93	to	$15.11	$179,412	0.00%	0.55%	to	2.85%	2.26%	to	4.68%
December 31, 2015	14,934	$10.54	to	$14.64	$175,525	0.00%	0.55%	to	2.85%	-3.73%	to	-1.45%

	ProFund VP Consumer Services
December 31, 2019	14	$11.18	to	$35.37	$387	0.00%	0.35%	to	1.50%	12.25%	to	23.95%
December 31, 2018	11	$25.39	to	$28.53	$272	0.00%	0.55%	to	1.50%	-0.88%	to	0.06%
December 31, 2017	10	$25.61	to	$28.51	$265	0.00%	0.55%	to	1.50%	16.62%	to	17.72%
December 31, 2016	8	$21.96	to	$21.96	$173	0.00%	1.50%	to	1.50%	2.65%	to	2.65%
December 31, 2015	11	$21.40	to	$21.40	$236	0.00%	1.50%	to	1.50%	3.14%	to	3.14%

	ProFund VP Consumer Goods
December 31, 2019	3	$20.89	to	$20.89	$73	1.47%	1.50%	to	1.50%	24.69%	to	24.69%
December 31, 2018	6	$16.76	to	$16.76	$101	1.22%	1.50%	to	1.50%	-16.07%	to	-16.07%
December 31, 2017	8	$19.22	to	$19.96	$156	0.82%	1.50%	to	1.90%	12.92%	to	13.36%
December 31, 2016	14	$17.02	to	$17.61	$243	1.10%	1.50%	to	1.90%	1.62%	to	2.02%
December 31, 2015	7	$17.26	to	$17.26	$113	1.06%	1.50%	to	1.50%	2.62%	to	2.62%

	ProFund VP Financials
December 31, 2019	22	$13.71	to	$24.59	$338	0.52%	0.55%	to	1.90%	27.84%	to	29.55%
December 31, 2018	26	$10.72	to	$18.98	$311	0.38%	0.55%	to	1.90%	-12.11%	to	-10.92%
December 31, 2017	24	$12.20	to	$21.31	$328	0.34%	0.55%	to	1.90%	15.99%	to	17.54%
December 31, 2016	27	$10.52	to	$18.13	$308	0.36%	0.55%	to	1.90%	13.17%	to	14.69%
December 31, 2015	32	$9.29	to	$15.81	$325	0.34%	0.55%	to	1.90%	-3.33%	to	-2.04%

	ProFund VP Health Care
December 31, 2019	13	$11.06	to	$32.12	$357	0.00%	0.35%	to	1.90%	10.35%	to	18.71%
December 31, 2018	9	$24.11	to	$27.06	$216	0.00%	0.55%	to	1.90%	2.48%	to	3.86%
December 31, 2017	9	$23.53	to	$26.05	$224	0.00%	0.55%	to	1.90%	18.67%	to	20.25%
December 31, 2016	10	$19.83	to	$21.66	$197	0.00%	0.55%	to	1.90%	-5.84%	to	-4.58%
December 31, 2015	16	$21.70	to	$22.70	$358	0.00%	0.55%	to	1.50%	3.47%	to	4.45%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Industrials
December 31, 2019	17	$19.95	to	$20.89	$352	0.00%	1.50%	to	1.90%	28.06%	to	28.56%
December 31, 2018	27	$15.58	to	$16.25	$432	0.11%	1.50%	to	1.90%	-14.40%	to	-14.06%
December 31, 2017	31	$18.20	to	$18.90	$587	0.20%	1.50%	to	1.90%	20.12%	to	20.59%
December 31, 2016	32	$15.15	to	$15.68	$493	0.17%	1.50%	to	1.90%	15.36%	to	15.81%
December 31, 2015	17	$13.13	to	$13.53	$231	0.10%	1.50%	to	1.90%	-5.22%	to	-4.85%

	ProFund VP Mid-Cap Growth
December 31, 2019	7	$20.27	to	$21.23	$140	0.00%	1.50%	to	1.90%	21.93%	to	22.41%
December 31, 2018	11	$16.63	to	$17.34	$195	0.00%	1.50%	to	1.90%	-13.63%	to	-13.29%
December 31, 2017	15	$19.25	to	$20.00	$309	0.00%	1.50%	to	1.90%	16.11%	to	16.56%
December 31, 2016	18	$16.58	to	$17.16	$304	0.00%	1.50%	to	1.90%	10.78%	to	11.21%
December 31, 2015	6	$15.43	to	$15.43	$91	0.00%	1.50%	to	1.50%	-1.20%	to	-1.20%

	ProFund VP Mid-Cap Value
December 31, 2019	17	$18.32	to	$19.18	$316	0.21%	1.50%	to	1.90%	21.77%	to	22.25%
December 31, 2018	14	$15.04	to	$15.69	$215	0.10%	1.50%	to	1.90%	-14.92%	to	-14.58%
December 31, 2017	12	$17.68	to	$18.37	$229	0.31%	1.50%	to	1.90%	8.55%	to	8.98%
December 31, 2016	15	$16.29	to	$16.85	$245	0.11%	1.50%	to	1.90%	22.03%	to	22.51%
December 31, 2015	1	$13.76	to	$13.76	$17	0.15%	1.50%	to	1.50%	-9.58%	to	-9.58%

	ProFund VP Real Estate
December 31, 2019	9	$15.74	to	$15.74	$137	1.69%	1.50%	to	1.50%	24.89%	to	24.89%
December 31, 2018	9	$12.60	to	$12.60	$118	2.16%	1.50%	to	1.50%	-7.10%	to	-7.10%
December 31, 2017	10	$13.56	to	$13.56	$130	0.98%	1.50%	to	1.50%	6.46%	to	6.46%
December 31, 2016	9	$12.74	to	$12.74	$116	1.77%	1.50%	to	1.50%	4.17%	to	4.17%
December 31, 2015	10	$11.87	to	$17.45	$122	0.65%	0.55%	to	1.90%	-1.55%	to	-0.23%

	ProFund VP Small-Cap Growth
December 31, 2019	6	$22.11	to	$23.15	$135	0.00%	1.50%	to	1.90%	16.90%	to	17.36%
December 31, 2018	9	$18.92	to	$19.73	$174	0.00%	1.50%	to	1.90%	-7.52%	to	-7.15%
December 31, 2017	9	$20.45	to	$21.25	$197	0.00%	1.50%	to	1.90%	10.87%	to	11.30%
December 31, 2016	11	$18.45	to	$19.09	$209	0.00%	1.50%	to	1.90%	18.00%	to	18.46%
December 31, 2015	6	$16.11	to	$16.11	$98	0.00%	1.50%	to	1.50%	-0.32%	to	-0.32%

	ProFund VP Small-Cap Value
December 31, 2019	12	$18.94	to	$19.83	$228	0.00%	1.50%	to	1.90%	20.28%	to	20.75%
December 31, 2018	9	$15.75	to	$16.42	$154	0.00%	1.50%	to	1.90%	-15.82%	to	-15.49%
December 31, 2017	2	$18.71	to	$19.43	$47	0.01%	1.50%	to	1.90%	7.67%	to	8.09%
December 31, 2016	4	$17.38	to	$20.65	$69	0.00%	0.55%	to	1.90%	26.38%	to	28.07%
December 31, 2015	5	$14.17	to	$16.12	$75	0.00%	0.55%	to	1.50%	-9.63%	to	-8.78%

	ProFund VP Telecommunications
December 31, 2019	2	$12.08	to	$12.08	$23	3.39%	1.50%	to	1.50%	13.07%	to	13.07%
December 31, 2018	3	$10.69	to	$10.69	$35	5.90%	1.50%	to	1.50%	-16.37%	to	-16.37%
December 31, 2017	4	$12.78	to	$12.78	$48	4.52%	1.50%	to	1.50%	-3.57%	to	-3.57%
December 31, 2016	5	$13.25	to	$13.25	$61	1.62%	1.50%	to	1.50%	19.86%	to	19.86%
December 31, 2015	7	$11.05	to	$11.05	$79	1.77%	1.50%	to	1.50%	0.02%	to	0.02%

	ProFund VP Utilities
December 31, 2019	9	$18.19	to	$18.19	$159	1.76%	1.50%	to	1.50%	21.06%	to	21.06%
December 31, 2018	5	$15.03	to	$15.03	$72	2.05%	1.50%	to	1.50%	1.36%	to	1.36%
December 31, 2017	5	$14.27	to	$14.83	$76	2.25%	1.50%	to	1.90%	8.58%	to	9.01%
December 31, 2016	6	$13.15	to	$13.60	$83	1.65%	1.50%	to	1.90%	12.94%	to	13.38%
December 31, 2015	7	$12.00	to	$16.60	$79	2.27%	0.55%	to	1.50%	-7.79%	to	-6.92%

	ProFund VP Large-Cap Growth
December 31, 2019	9	$23.71	to	$24.83	$231	0.00%	1.50%	to	1.90%	26.49%	to	26.99%
December 31, 2018	9	$18.75	to	$19.55	$172	0.00%	1.50%	to	1.90%	-3.70%	to	-3.32%
December 31, 2017	10	$19.47	to	$20.22	$206	0.00%	1.50%	to	1.90%	22.96%	to	23.45%
December 31, 2016	9	$15.83	to	$16.38	$148	0.05%	1.50%	to	1.90%	3.06%	to	3.47%
December 31, 2015	17	$15.83	to	$15.83	$274	0.00%	1.50%	to	1.50%	2.22%	to	2.22%

A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Value
December 31, 2019	14	$16.24	to	$17.01	$240	1.06%	1.50%	to	1.90%	27.35%	to	27.86%
December 31, 2018	9	$12.75	to	$13.30	$124	0.86%	1.50%	to	1.90%	-12.30%	to	-11.96%
December 31, 2017	11	$14.54	to	$15.11	$163	1.07%	1.50%	to	1.90%	11.32%	to	11.76%
December 31, 2016	10	$13.06	to	$13.52	$133	1.16%	1.50%	to	1.90%	13.28%	to	13.73%
December 31, 2015	12	$11.88	to	$11.88	$144	0.55%	1.50%	to	1.50%	-6.14%	to	-6.14%

	AST Bond Portfolio 2020
December 31, 2019	916	$11.05	to	$12.18	$10,875	0.00%	1.90%	to	2.85%	0.55%	to	1.57%
December 31, 2018	128	$10.88	to	$12.00	$1,490	0.00%	1.90%	to	2.85%	-2.58%	to	-1.59%
December 31, 2017	106	$11.05	to	$12.20	$1,255	0.00%	1.90%	to	2.85%	-1.98%	to	-0.99%
December 31, 2016	321	$11.16	to	$12.32	$3,882	0.00%	1.90%	to	2.85%	-0.94%	to	0.06%
December 31, 2015	365	$10.97	to	$12.32	$4,432	0.00%	1.90%	to	2.85%	-1.37%	to	-0.37%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2019	1,133	$11.00	to	$34.75	$32,555	0.00%	0.48%	to	2.70%	10.47%	to	31.87%
December 31, 2018	1,077	$13.70	to	$26.47	$24,467	0.00%	0.55%	to	2.70%	-4.28%	to	-2.15%
December 31, 2017	1,073	$14.05	to	$27.17	$25,541	0.00%	0.55%	to	2.70%	32.17%	to	35.08%
December 31, 2016	1,031	$10.43	to	$20.20	$18,697	0.00%	0.55%	to	2.70%	-4.12%	to	-2.01%
December 31, 2015	1,078	$10.68	to	$20.71	$20,138	0.00%	0.55%	to	2.70%	7.65%	to	11.41%

	AST Bond Portfolio 2021
December 31, 2019	322	$11.75	to	$13.45	$4,076	0.00%	1.75%	to	2.85%	2.07%	to	3.26%
December 31, 2018	496	$11.52	to	$13.02	$5,938	0.00%	1.75%	to	2.85%	-2.80%	to	-1.66%
December 31, 2017	628	$11.85	to	$13.24	$7,715	0.00%	1.75%	to	2.85%	-1.31%	to	-0.16%
December 31, 2016	892	$12.00	to	$13.27	$11,124	0.00%	1.75%	to	2.85%	-0.87%	to	0.28%
December 31, 2015	1,175	$12.11	to	$13.23	$14,680	0.00%	1.75%	to	2.85%	-1.12%	to	0.03%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2019	3	$17.53	to	$17.53	$50	4.13%	1.75%	to	1.75%	13.52%	to	13.52%
December 31, 2018	3	$15.44	to	$15.44	$39	11.56%	1.75%	to	1.75%	-18.30%	to	-18.30%
December 31, 2017	2	$18.90	to	$18.90	$46	3.04%	1.75%	to	1.75%	22.72%	to	22.72%
December 31, 2016	3	$15.40	to	$15.40	$40	3.17%	1.75%	to	1.75%	1.48%	to	1.48%
December 31, 2015	3	$15.17	to	$15.63	$39	4.26%	1.50%	to	1.75%	0.54%	to	0.78%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2019	104	$5.33	to	$5.56	$558	0.00%	1.50%	to	1.75%	35.03%	to	35.36%
December 31, 2018	105	$3.95	to	$4.11	$414	0.00%	1.50%	to	1.75%	-1.22%	to	-0.98%
December 31, 2017	106	$4.00	to	$4.15	$423	0.24%	1.50%	to	1.75%	32.64%	to	32.96%
December 31, 2016	107	$3.01	to	$3.12	$322	0.00%	1.50%	to	1.75%	-0.96%	to	-0.72%
December 31, 2015	106	$3.04	to	$3.14	$324	0.00%	1.50%	to	1.75%	-0.13%	to	0.12%

	AST Bond Portfolio 2022
December 31, 2019	284	$11.11	to	$12.12	$3,323	0.00%	1.90%	to	2.85%	2.87%	to	3.88%
December 31, 2018	429	$10.80	to	$11.67	$4,816	0.00%	1.90%	to	2.85%	-3.01%	to	-2.05%
December 31, 2017	617	$11.13	to	$11.92	$7,200	0.00%	1.90%	to	2.85%	-1.32%	to	-0.36%
December 31, 2016	721	$11.28	to	$11.96	$8,478	0.00%	1.90%	to	2.85%	-1.07%	to	-0.10%
December 31, 2015	924	$11.40	to	$12.35	$10,940	0.00%	1.30%	to	2.85%	-0.81%	to	0.79%

	AST Quantitative Modeling Portfolio
December 31, 2019	4,024	$10.55	to	$18.04	$66,031	0.00%	0.48%	to	2.40%	5.73%	to	20.54%
December 31, 2018	3,832	$11.57	to	$14.97	$52,994	0.00%	0.55%	to	2.40%	-8.73%	to	-7.04%
December 31, 2017	2,824	$12.49	to	$16.10	$42,014	0.00%	0.55%	to	2.40%	15.43%	to	17.54%
December 31, 2016	1,960	$10.66	to	$13.70	$24,699	0.00%	0.55%	to	2.40%	3.84%	to	5.74%
December 31, 2015	1,494	$10.11	to	$12.96	$17,788	0.00%	0.55%	to	2.40%	-2.20%	to	4.38%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	11,474	$12.62	to	$14.97	$155,803	0.00%	0.55%	to	2.55%	14.70%	to	16.97%
December 31, 2018	11,402	$11.00	to	$12.79	$133,698	0.00%	0.55%	to	2.55%	-7.65%	to	-5.80%
December 31, 2017	12,231	$11.91	to	$13.58	$153,792	0.00%	0.55%	to	2.55%	9.82%	to	11.99%
December 31, 2016	11,986	$10.85	to	$12.13	$136,040	0.00%	0.55%	to	2.55%	4.31%	to	6.37%
December 31, 2015	12,009	$10.40	to	$11.40	$129,616	0.00%	0.55%	to	2.55%	-5.41%	to	-3.53%

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2019	6	$25.33	to	$25.85	$164	0.55%	1.50%	to	1.75%	29.54%	to	29.86%
December 31, 2018	6	$19.55	to	$19.91	$127	0.43%	1.50%	to	1.75%	-8.54%	to	-8.31%
December 31, 2017	8	$21.38	to	$21.71	$171	0.87%	1.50%	to	1.75%	18.65%	to	18.95%
December 31, 2016	9	$18.01	to	$18.25	$168	2.27%	1.50%	to	1.75%	10.59%	to	10.86%
December 31, 2015	10	$16.29	to	$16.46	$163	0.40%	1.50%	to	1.75%	-4.52%	to	-4.28%

	AST Prudential Core Bond Portfolio
December 31, 2019	2,968	$10.14	to	$12.81	$35,623	0.00%	0.48%	to	2.70%	1.09%	to	9.15%
December 31, 2018	2,551	$10.03	to	$11.74	$28,280	0.00%	0.55%	to	2.70%	-3.51%	to	-1.36%
December 31, 2017	2,337	$10.40	to	$11.90	$26,414	0.00%	0.55%	to	2.70%	2.82%	to	5.09%
December 31, 2016	1,830	$10.11	to	$11.32	$19,811	0.00%	0.55%	to	2.70%	1.40%	to	3.64%
December 31, 2015	1,336	$9.84	to	$10.92	$14,106	0.00%	0.55%	to	2.70%	-2.96%	to	-0.82%

	AST Bond Portfolio 2023
December 31, 2019	54	$9.90	to	$10.92	$543	0.00%	1.30%	to	2.55%	3.86%	to	5.14%
December 31, 2018	110	$9.53	to	$10.39	$1,090	0.00%	1.30%	to	2.55%	-2.76%	to	-1.55%
December 31, 2017	131	$9.80	to	$10.55	$1,333	0.00%	1.30%	to	2.55%	-0.83%	to	0.39%
December 31, 2016	181	$9.88	to	$10.51	$1,835	0.00%	1.30%	to	2.55%	-0.62%	to	0.61%
December 31, 2015	97	$9.80	to	$10.45	$982	0.00%	1.30%	to	2.85%	-0.22%	to	1.39%

	AST MFS Growth Allocation Portfolio
December 31, 2019	4,961	$11.30	to	$16.91	$75,361	0.00%	0.35%	to	2.85%	12.85%	to	22.09%
December 31, 2018	4,069	$11.85	to	$13.85	$51,311	0.00%	0.55%	to	2.85%	-10.90%	to	-8.78%
December 31, 2017	4,641	$13.30	to	$15.18	$64,866	0.00%	0.55%	to	2.85%	13.18%	to	15.85%
December 31, 2016	4,533	$11.72	to	$13.11	$55,405	0.00%	0.55%	to	2.85%	1.36%	to	3.75%
December 31, 2015	4,408	$11.40	to	$12.63	$52,607	0.00%	0.55%	to	2.85%	-4.06%	to	-1.78%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2019	89	$10.28	to	$12.52	$1,035	0.00%	0.48%	to	1.95%	2.98%	to	14.22%
December 31, 2018	72	$9.21	to	$10.99	$728	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	68	$10.06	to	$11.86	$749	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	43	$9.39	to	$10.93	$435	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	36	$8.65	to	$9.95	$326	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%

	AST MFS Large-Cap Value Portfolio
December 31, 2019	1,033	$10.60	to	$22.43	$20,655	0.00%	0.48%	to	2.45%	6.32%	to	28.64%
December 31, 2018	893	$11.87	to	$17.44	$14,199	0.00%	0.55%	to	2.85%	-12.73%	to	-10.65%
December 31, 2017	972	$13.33	to	$19.51	$17,578	0.00%	0.55%	to	2.85%	14.01%	to	16.70%
December 31, 2016	926	$11.45	to	$16.72	$14,586	0.00%	0.55%	to	2.85%	10.22%	to	12.82%
December 31, 2015	571	$10.18	to	$14.82	$8,033	0.00%	0.55%	to	2.85%	-3.55%	to	6.06%

	AST Bond Portfolio 2024
December 31, 2019	107	$9.81	to	$10.66	$1,098	0.00%	1.30%	to	2.45%	5.31%	to	6.57%
December 31, 2018	434	$9.32	to	$10.00	$4,129	0.00%	1.30%	to	2.45%	-3.09%	to	-1.93%
December 31, 2017	432	$9.61	to	$10.20	$4,241	0.00%	1.30%	to	2.45%	-0.80%	to	0.38%
December 31, 2016	39	$9.69	to	$10.16	$387	0.00%	1.30%	to	2.45%	-0.58%	to	0.60%
December 31, 2015	71	$9.63	to	$10.10	$704	0.00%	1.30%	to	2.85%	-0.09%	to	1.52%

	AST AQR Emerging Markets Equity Portfolio
December 31, 2019	264	$10.73	to	$14.01	$3,165	0.00%	0.48%	to	1.90%	9.66%	to	17.16%
December 31, 2018	231	$9.29	to	$11.98	$2,366	0.00%	0.55%	to	1.90%	-20.50%	to	-19.40%
December 31, 2017	193	$11.68	to	$14.89	$2,447	0.00%	0.55%	to	1.90%	32.39%	to	34.21%
December 31, 2016	66	$8.82	to	$11.12	$635	0.00%	0.55%	to	1.90%	11.22%	to	12.74%
December 31, 2015	31	$7.93	to	$8.27	$251	0.00%	0.55%	to	1.90%	-17.13%	to	-15.99%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2019	894	$10.53	to	$21.18	$17,386	0.00%	0.48%	to	2.85%	5.92%	to	30.31%
December 31, 2018	770	$13.08	to	$16.26	$11,691	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	931	$13.85	to	$17.16	$15,029	0.00%	0.55%	to	2.85%	15.04%	to	17.75%
December 31, 2016	1,026	$11.80	to	$14.58	$14,260	0.00%	0.55%	to	2.85%	11.63%	to	14.26%
December 31, 2015	440	$10.36	to	$12.76	$5,391	0.00%	0.55%	to	2.70%	-6.18%	to	7.54%
A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Multi-Sector Fixed Income Portfolio
December 31, 2019	174,543	$12.13	to	$12.82	$2,116,572	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	137,940	$10.41	to	$10.92	$1,436,314	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	113,950	$11.24	to	$11.70	$1,281,280	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	96,517	$10.54	to	$10.88	$1,017,452	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	60,419	$9.86	to	$10.10	$596,025	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%

	AST AQR Large-Cap Portfolio
December 31, 2019	118	$10.72	to	$19.88	$2,149	0.00%	0.48%	to	1.95%	7.63%	to	21.90%
December 31, 2018	115	$12.48	to	$16.31	$1,755	0.00%	0.55%	to	1.95%	-9.94%	to	-8.64%
December 31, 2017	86	$13.70	to	$17.85	$1,466	0.00%	0.55%	to	1.95%	19.76%	to	21.46%
December 31, 2016	64	$11.32	to	$14.70	$907	0.00%	0.55%	to	1.90%	8.60%	to	10.09%
December 31, 2015	27	$10.32	to	$13.35	$355	0.00%	0.55%	to	1.90%	-0.21%	to	7.26%

	AST QMA Large-Cap Portfolio
December 31, 2019	96	$10.77	to	$20.84	$1,804	0.00%	0.48%	to	1.95%	7.89%	to	24.50%
December 31, 2018	75	$12.76	to	$16.74	$1,197	0.00%	0.55%	to	1.95%	-8.97%	to	-7.66%
December 31, 2017	63	$13.85	to	$18.13	$1,090	0.00%	0.55%	to	1.95%	19.05%	to	20.74%
December 31, 2016	48	$11.49	to	$15.01	$698	0.00%	0.55%	to	1.95%	8.70%	to	10.25%
December 31, 2015	24	$10.44	to	$13.62	$311	0.00%	0.55%	to	1.90%	-0.39%	to	8.62%

	AST Bond Portfolio 2025
December 31, 2019	62	$11.11	to	$11.78	$719	0.00%	1.90%	to	2.85%	5.62%	to	6.65%
December 31, 2018	227	$10.52	to	$11.05	$2,469	0.00%	1.90%	to	2.85%	-3.58%	to	-2.63%
December 31, 2017	28	$10.91	to	$11.16	$303	0.00%	2.30%	to	2.85%	-1.07%	to	-0.51%
December 31, 2016	44	$11.03	to	$11.57	$484	0.00%	1.30%	to	2.85%	-0.44%	to	1.16%
December 31, 2015	2,806	$11.08	to	$11.44	$31,560	0.00%	1.30%	to	2.85%	-0.91%	to	0.69%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2019	16,861	$11.25	to	$15.33	$244,963	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	10,900	$11.53	to	$12.36	$128,786	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	8,173	$12.74	to	$13.46	$105,998	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	5,808	$10.79	to	$11.24	$63,454	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	3,680	$10.43	to	$10.72	$38,695	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%

	AST Goldman Sachs Global Growth Allocation Portfolio
December 31, 2019	390	$10.51	to	$13.30	$5,096	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	369	$10.94	to	$11.09	$4,089	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	345	$12.19	to	$12.32	$4,243	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	310	$10.53	to	$10.62	$3,290	0.00%	0.55%	to	0.86%	4.79%	to	5.11%
December 31, 2015	276	$10.05	to	$10.12	$2,782	0.00%	0.55%	to	0.83%	-1.79%	to	4.89%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2019	715	$10.53	to	$14.64	$10,229	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	563	$11.60	to	$12.10	$6,668	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	528	$12.60	to	$13.14	$6,781	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	503	$10.71	to	$11.16	$5,491	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	430	$10.07	to	$10.28	$4,400	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%

	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2019	1,170	$10.49	to	$13.85	$15,829	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	1,077	$11.40	to	$12.12	$12,900	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	922	$12.30	to	$13.04	$11,889	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	761	$10.61	to	$11.21	$8,453	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	540	$9.96	to	$10.49	$5,627	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%

	AST Franklin Templeton K2 Global Absolute Return Portfolio
December 31, 2019	273	$9.95	to	$10.67	$2,759	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	297	$9.44	to	$10.13	$2,845	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	299	$10.05	to	$10.79	$3,041	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	284	$9.42	to	$10.11	$2,702	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	183	$9.26	to	$9.95	$1,707	0.00%	0.55%	to	0.73%	-4.35%	to	0.93%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Equity Portfolio
December 31, 2019	285	$10.69	to	$14.22	$4,021	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	269	$11.23	to	$11.39	$3,054	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	273	$12.89	to	$13.03	$3,559	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	213	$10.47	to	$10.55	$2,245	0.00%	0.55%	to	0.86%	4.30%	to	4.63%
December 31, 2015	135	$10.04	to	$10.09	$1,362	0.00%	0.55%	to	0.73%	-2.12%	to	4.46%

	AST Managed Fixed Income Portfolio
December 31, 2019	581	$10.12	to	$11.15	$6,442	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	581	$10.17	to	$10.30	$5,966	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	519	$10.34	to	$10.45	$5,409	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	444	$10.03	to	$10.12	$4,487	0.00%	0.55%	to	0.86%	2.64%	to	2.96%
December 31, 2015	264	$9.77	to	$9.84	$2,594	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%

	AST FQ Absolute Return Currency Portfolio
December 31, 2019	49	$9.03	to	$9.99	$452	0.00%	0.55%	to	0.86%	-4.03%	to	0.45%
December 31, 2018	51	$9.40	to	$10.40	$486	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	52	$10.01	to	$11.08	$529	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	43	$10.39	to	$11.51	$454	0.00%	0.55%	to	0.86%	14.14%	to	14.49%
December 31, 2015	17	$9.08	to	$10.07	$155	0.00%	0.55%	to	0.86%	-6.38%	to	-3.25%

	AST Jennison Global Infrastructure Portfolio
December 31, 2019	155	$10.55	to	$13.69	$2,108	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	153	$10.66	to	$10.73	$1,645	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	143	$11.74	to	$11.81	$1,683	0.00%	0.55%	to	0.73%	17.99%	to	18.20%
December 31, 2016	106	$9.95	to	$10.01	$1,054	0.00%	0.55%	to	0.73%	7.32%	to	7.52%
December 31, 2015	54	$9.26	to	$9.28	$505	0.00%	0.55%	to	0.68%	-10.95%	to	-10.83%

	AST PIMCO Dynamic Bond Portfolio
December 31, 2019	191	$9.72	to	$10.16	$1,898	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	115	$9.29	to	$9.69	$1,085	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	83	$9.38	to	$9.79	$788	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	64	$9.47	to	$9.89	$619	0.00%	0.55%	to	0.86%	0.18%	to	0.49%
December 31, 2015	20	$9.44	to	$9.86	$185	0.00%	0.55%	to	0.73%	-2.92%	to	-0.98%

	AST Legg Mason Diversified Growth Portfolio
December 31, 2019	4,211	$12.36	to	$13.29	$53,392	0.00%	0.55%	to	1.95%	15.95%	to	17.60%
December 31, 2018	3,258	$10.66	to	$11.30	$35,438	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	3,031	$11.59	to	$12.00	$35,642	0.00%	0.85%	to	1.95%	12.38%	to	13.63%
December 31, 2016	1,809	$10.31	to	$10.63	$18,833	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	789	$9.66	to	$9.78	$7,654	0.00%	0.85%	to	1.95%	-2.84%	to	-1.75%

	AST Bond Portfolio 2026 (Available January 2, 2015)
December 31, 2019	978	$9.97	to	$10.80	$10,189	0.00%	1.30%	to	2.85%	6.89%	to	8.62%
December 31, 2018	1,788	$9.33	to	$9.94	$17,164	0.00%	1.30%	to	2.85%	-3.88%	to	-2.32%
December 31, 2017	1,676	$9.70	to	$10.18	$16,629	0.00%	1.30%	to	2.85%	-0.49%	to	1.11%
December 31, 2016	2,384	$9.75	to	$10.07	$23,603	0.00%	1.30%	to	2.85%	-0.83%	to	0.77%
December 31, 2015	382	$9.83	to	$9.99	$3,786	0.00%	1.30%	to	2.85%	-1.68%	to	-0.10%

	AST AB Global Bond Portfolio (Available July 13, 2015)
December 31, 2019	176	$10.03	to	$11.40	$1,988	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	171	$10.46	to	$10.70	$1,821	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	149	$10.51	to	$10.72	$1,596	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	120	$10.34	to	$10.51	$1,261	0.00%	0.55%	to	0.86%	4.26%	to	4.58%
December 31, 2015	30	$9.92	to	$10.05	$298	0.00%	0.55%	to	0.86%	-0.90%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (Available July 13, 2015)
December 31, 2019	72	$10.05	to	$11.42	$814	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	49	$10.25	to	$10.48	$506	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	47	$10.37	to	$10.57	$495	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	21	$10.24	to	$10.41	$214	0.00%	0.55%	to	0.86%	2.56%	to	2.88%
December 31, 2015	4	$10.11	to	$10.11	$40	0.00%	0.55%	to	0.55%	1.14%	to	1.14%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Morgan Stanley Multi-Asset Portfolio (Available July 13, 2015) (Liquidated June 28, 2019)
December 31, 2019	—	$8.95	to	$9.04	$—	0.00%	0.55%	to	0.86%	0.17%	to	0.32%
December 31, 2018	40	$8.93	to	$9.02	$363	0.00%	0.55%	to	0.86%	-1.51%	to	-1.20%
December 31, 2017	20	$9.05	to	$9.14	$185	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	16	$9.11	to	$9.19	$148	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	3	$9.44	to	$9.44	$26	0.00%	0.55%	to	0.55%	-5.64%	to	-5.64%

	AST Wellington Management Global Bond Portfolio (Available July 13, 2015)
December 31, 2019	76	$9.96	to	$11.50	$861	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	65	$10.47	to	$10.81	$697	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	44	$10.28	to	$10.51	$456	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	32	$10.13	to	$10.32	$329	0.00%	0.55%	to	0.86%	1.79%	to	2.10%
December 31, 2015	19	$10.10	to	$10.10	$194	0.00%	0.55%	to	0.68%	0.98%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (Available July 13, 2015)
December 31, 2019	195	$10.21	to	$12.06	$2,298	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	175	$10.19	to	$10.49	$1,804	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	89	$11.00	to	$11.34	$995	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	70	$9.79	to	$10.09	$701	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	16	$9.54	to	$9.84	$157	0.00%	0.55%	to	0.73%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (Available July 13, 2015) (Liquidated June 28, 2019)
December 31, 2019	—	$8.77	to	$9.08	$—	0.00%	0.55%	to	0.86%	3.35%	to	3.51%
December 31, 2018	43	$8.48	to	$8.78	$367	0.00%	0.55%	to	0.86%	-6.57%	to	-6.28%
December 31, 2017	31	$9.06	to	$9.38	$285	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	28	$8.99	to	$9.32	$257	0.00%	0.55%	to	0.86%	-4.44%	to	-4.14%
December 31, 2015	7	$9.39	to	$9.40	$66	0.00%	0.55%	to	0.68%	-6.10%	to	-6.04%

	AST QMA International Core Equity Portfolio (Available July 13, 2015)
December 31, 2019	94	$10.60	to	$11.97	$1,085	0.00%	0.48%	to	0.86%	6.98%	to	16.21%
December 31, 2018	90	$9.66	to	$10.32	$886	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	66	$11.50	to	$12.29	$779	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	29	$9.29	to	$9.94	$278	0.00%	0.55%	to	0.86%	-0.27%	to	0.04%
December 31, 2015	6	$9.31	to	$9.31	$57	0.00%	0.55%	to	0.55%	-7.60%	to	-7.60%

	AST Managed Alternatives Portfolio (Available July 13, 2015)
December 31, 2019	222	$9.88	to	$10.10	$2,216	0.00%	0.48%	to	0.73%	1.30%	to	4.69%
December 31, 2018	203	$9.45	to	$9.58	$1,933	0.00%	0.55%	to	0.73%	-4.10%	to	-3.93%
December 31, 2017	164	$9.85	to	$9.99	$1,619	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	107	$9.67	to	$9.81	$1,040	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	57	$9.65	to	$9.79	$555	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (Available July 13, 2015) (Liquidated June 28, 2019)
December 31, 2019	—	$11.67	to	$11.97	$—	0.00%	0.55%	to	0.73%	10.34%	to	10.44%
December 31, 2018	73	$10.57	to	$10.84	$777	0.00%	0.55%	to	0.73%	-7.12%	to	-6.95%
December 31, 2017	82	$11.35	to	$11.68	$936	0.00%	0.55%	to	0.73%	13.47%	to	13.67%
December 31, 2016	40	$9.99	to	$10.29	$400	0.00%	0.55%	to	0.73%	2.74%	to	2.93%
December 31, 2015	12	$9.70	to	$10.01	$116	0.00%	0.55%	to	0.73%	-2.95%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (Available July 13, 2015) (Merged January 25, 2019)
December 31, 2019	—	$11.56	to	$11.86	$—	0.00%	0.55%	to	0.86%	3.55%	to	3.57%
December 31, 2018	134	$11.16	to	$11.45	$1,506	0.00%	0.55%	to	0.86%	-5.73%	to	-5.43%
December 31, 2017	112	$11.82	to	$12.13	$1,333	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	83	$10.46	to	$10.74	$868	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	39	$9.61	to	$9.87	$383	0.00%	0.55%	to	0.73%	-3.85%	to	0.79%

	Blackrock Global Allocation V.I. Fund (Class III) (Available August 24, 2015)
December 31, 2019	427	$10.52	to	$12.53	$5,332	1.18%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	495	$10.59	to	$10.70	$5,280	0.84%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	336	$11.55	to	$11.64	$3,900	1.35%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	308	$10.25	to	$10.29	$3,165	1.57%	0.55%	to	0.86%	2.92%	to	3.24%
December 31, 2015	143	$9.96	to	$9.97	$1,424	1.44%	0.55%	to	0.86%	1.58%	to	1.70%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (Available August 24, 2015)
December 31, 2019	199	$10.29	to	$12.60	$2,482	3.10%	0.48%	to	0.86%	2.82%	to	13.64%
December 31, 2018	195	$10.97	to	$11.08	$2,159	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	123	$11.64	to	$11.72	$1,434	3.85%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	106	$10.51	to	$10.55	$1,115	3.99%	0.55%	to	0.86%	5.29%	to	5.62%
December 31, 2015	54	$9.98	to	$9.99	$534	5.36%	0.55%	to	0.73%	2.00%	to	2.07%

	AST Bond Portfolio 2027 (Available January 4, 2016)
December 31, 2019	532	$10.06	to	$10.72	$5,539	0.00%	1.30%	to	2.85%	7.53%	to	9.27%
December 31, 2018	1,345	$9.35	to	$9.81	$12,857	0.00%	1.30%	to	2.85%	-4.09%	to	-2.53%
December 31, 2017	1,311	$9.75	to	$10.07	$12,983	0.00%	1.30%	to	2.85%	-0.23%	to	1.37%
December 31, 2016	2,001	$9.77	to	$9.93	$19,710	0.00%	1.30%	to	2.85%	-2.26%	to	-0.69%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	NVIT Emerging Markets Fund (Class D) (Available August 5, 2016)
December 31, 2019	37	$13.14	to	$13.30	$485	2.31%	1.40%	to	1.75%	20.47%	to	20.89%
December 31, 2018	35	$10.91	to	$11.00	$378	0.35%	1.40%	to	1.75%	-19.13%	to	-18.85%
December 31, 2017	34	$13.49	to	$13.55	$462	0.89%	1.40%	to	1.75%	38.68%	to	39.15%
December 31, 2016	46	$9.73	to	$9.74	$445	0.80%	1.40%	to	1.75%	-3.95%	to	-3.81%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2028 (Available January 3, 2017)
December 31, 2019	101	$10.37	to	$10.68	$1,062	0.00%	1.50%	to	2.45%	8.86%	to	9.94%
December 31, 2018	510	$9.52	to	$9.72	$4,901	0.00%	1.50%	to	2.45%	-4.47%	to	-3.51%
December 31, 2017	5	$9.97	to	$9.97	$46	0.00%	2.45%	to	2.45%	-0.30%	to	-0.30%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (Available January 2, 2018)
December 31, 2019	377	$10.51	to	$10.73	$4,002	0.00%	1.50%	to	2.55%	9.51%	to	10.64%
December 31, 2018	16	$9.60	to	$9.65	$150	0.00%	1.90%	to	2.45%	-4.02%	to	-3.48%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (Available April 30, 2018)
December 31, 2019	6,509	$11.30	to	$11.57	$74,239	0.00%	0.55%	to	1.95%	19.92%	to	21.63%
December 31, 2018	2,482	$9.42	to	$9.51	$23,479	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (Available January 2, 2019)
December 31, 2019	173	$11.16	to	$11.29	$1,942	0.00%	1.30%	to	2.45%	11.60%	to	12.93%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (Available January 28, 2019)
December 31, 2019	2,254	$12.12	to	$12.25	$27,463	0.00%	0.85%	to	1.95%	15.93%	to	17.13%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (Available January 28, 2019)
December 31, 2019	1,561	$11.70	to	$11.83	$18,354	0.00%	0.85%	to	1.95%	12.97%	to	14.14%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Dimensional Global Core Allocation Portfolio (Available November 18, 2019)
December 31, 2019	1	$10.30	to	$10.30	$9	0.00%	1.45%	to	1.45%	3.02%	to	3.02%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life of New Jersey. These charges are assessed through a reduction in unit values.

B.	Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.

A107

Note 8:	Charges and Expenses (Continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.55%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.30%
Prudential Premier Retirement Variable Annuity C Series	1.30%	2.75%
Prudential Premier Retirement Variable Annuity L Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity X Series	1.30%	2.85%
Prudential Premier Variable Annuity B Series	1.15%	2.15%
Prudential Premier Variable Annuity Bb Series	0.95%	1.95%
Prudential Premier Variable Annuity L Series	1.50%	2.50%
Prudential Premier Variable Annuity X Series	1.55%	2.55%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.45%
Strategic Partners FlexElite 2	1.65%	2.50%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.35%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.35%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A108

Note 8:	Charges and Expenses (Continued)

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:	Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A109

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	ProFund VP Consumer Goods (1)
Prudential Diversified Bond Portfolio (1)	ProFund VP Financials (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Health Care (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Industrials (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Mid-Cap Growth (1)
Prudential Stock Index Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Global Portfolio (1)	ProFund VP Real Estate (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Small-Cap Growth (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Small-Cap Value (1)
T. Rowe Price International Stock Portfolio (1)	ProFund VP Telecommunications (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	ProFund VP Utilities (1)
Invesco V.I. Core Equity Fund (Series I) (1)	ProFund VP Large-Cap Growth (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	ProFund VP Large-Cap Value (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2020 (1)
MFS® Research Series (Initial Class) (1)	AST Jennison Large-Cap Growth Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2021 (1)
American Century VP Value Fund (Class I) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST Bond Portfolio 2022 (1)
Davis Value Portfolio (1)	AST Quantitative Modeling Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Prudential Core Bond Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST Bond Portfolio 2023 (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST MFS Growth Allocation Portfolio (1)
AST Goldman Sachs Large-Cap Value Portfolio (2)	AST Western Asset Emerging Markets Debt Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST Bond Portfolio 2024 (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)
AST High Yield Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST Mid-Cap Growth Portfolio (1)	AST Bond Portfolio 2025 (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST MFS Growth Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)

A110

AST QMA US Equity Alpha Portfolio (1)	AST Managed Equity Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST AB Global Bond Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (3)
AST Preservation Asset Allocation Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Wellington Management Real Total Return Portfolio (3)
AST Advanced Strategies Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST Government Money Market Portfolio (1)	AST Emerging Managers Diversified Portfolio (3)
AST Small-Cap Growth Portfolio (1)	AST Columbia Adaptive Risk Allocation Portfolio (4)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST International Value Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST International Growth Portfolio (1)	AST Bond Portfolio 2027 (1)
AST Investment Grade Bond Portfolio (1)	NVIT Emerging Markets Fund (Class D) (1)
AST Western Asset Core Plus Bond Portfolio (1)	AST Bond Portfolio 2028 (1)
AST Bond Portfolio 2019 (1)	AST Bond Portfolio 2029 (5)
AST Cohen & Steers Global Realty Portfolio (1)	AST American Funds Growth Allocation Portfolio (6)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Bond Portfolio 2030 (7)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (8)
AST AllianzGI World Trends Portfolio (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (8)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Dimensional Global Core Allocation Portfolio (9)
AST Goldman Sachs Multi-Asset Portfolio (1)	ProFund VP Consumer Services (1)
(1) Statement of net assets as of December 31,2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018.
(2)     Statement of net assets as of April 26, 2019 (date of merger), statement of operations for the period January 1, 2019 to April 26, 2019 and statement of changes in net assets for the period January 1, 2019 to April 26, 2019 and for the year ended December 31, 2018.

(3)     Statement of net assets as of June 28, 2019 (date of liquidation), statement of operations for the period January 1, 2019 to June 28, 2019 and statement of changes in net assets for the period January 1, 2019 to June 28, 2019 and for the year ended December 31, 2018.

(4)     Statement of net assets as of January 25, 2019 (date of merger), statement of operations for the period January 1, 2019 to January 25, 2019 and statement of changes in net assets for the period January 1, 2019 to January 25, 2019 and for the year ended December 31, 2018.

(5)     Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period ended January 2, 2018 (commencement of operations) to December 31, 2018.

(6)     Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period ended April 30, 2018 (commencement of operations) to December 31, 2018.

(7) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 2, 2019 (commencement of operations) to December 31, 2019.
(8) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period January 28, 2019 (commencement of operations) to December 31, 2019.
(9) Statement of net assets as of December 31, 2019, statement of operations and statement of changes in net assets for the period November 18, 2019 (commencement of operations) to December 31, 2019.

A111

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 7, 2020

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account since 1996.

A112

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2019, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2019.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 5, 2020

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
As of December 31, 2019 and 2018 (in thousands, except share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2019–$1,437,796 ; 2018–$1,297,892)	$1,550,096	$1,277,824
Fixed maturities, trading, at fair value (amortized cost: 2019–$14,221; 2018–$7,446)	13,700	5,770
Equity securities, at fair value (cost: 2019–$5,139; 2018–$8,136)	7,512	9,870
Policy loans	211,986	206,448
Commercial mortgage and other loans	143,098	118,636
Other invested assets (includes $24,726 and $10,673 measured at fair value at December 31, 2019 and 2018, respectively)	89,536	58,413
Total investments	2,015,928	1,676,961
Cash and cash equivalents	55,924	70,441
Deferred policy acquisition costs	178,813	165,478
Accrued investment income	19,539	17,764
Reinsurance recoverables	3,200,642	2,723,518
Receivables from parent and affiliates	32,820	40,388
Income taxes receivable	6,268	19,134
Other assets	21,203	23,973
Separate account assets	15,904,208	13,382,345
TOTAL ASSETS	$21,435,345	$18,120,002
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$2,424,120	$2,314,958
Future policy benefits	2,302,959	1,820,092
Cash collateral for loaned securities	2,481	2,702
Short-term debt to affiliates	89	0
Payables to parent and affiliates	24,958	20,413
Other liabilities	140,628	134,771
Separate account liabilities	15,904,208	13,382,345
Total liabilities	$20,799,443	$17,675,281
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	268,021	213,261
Retained earnings	280,246	243,827
Accumulated other comprehensive income (loss)	85,635	(14,367)
Total equity	635,902	444,721
TOTAL LIABILITIES AND EQUITY	$21,435,345	$18,120,002
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
REVENUES
Premiums	$12,931	$13,007	$13,967
Policy charges and fee income	65,735	62,567	44,203
Net investment income	76,788	67,811	66,651
Asset administration fees	5,844	5,356	9,075
Other income	4,622	1,004	4,111
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(5,095)	(125)	(80)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	(379)	0	0
Other realized investment gains (losses), net	(11,914)	(9,148)	(13,958)
Total realized investment gains (losses), net	(17,388)	(9,273)	(14,038)
TOTAL REVENUES	148,532	140,472	123,969
BENEFITS AND EXPENSES
Policyholders’ benefits	25,613	19,829	12,255
Interest credited to policyholders’ account balances	37,746	35,936	32,959
Amortization of deferred policy acquisition costs	14,850	15,972	12,538
General, administrative and other expenses	36,980	37,507	36,898
TOTAL BENEFITS AND EXPENSES	115,189	109,244	94,650
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	33,343	31,228	29,319
Income tax expense (benefit)	(3,412)	(53)	(5,938)
NET INCOME (LOSS)	$36,755	$31,281	$35,257
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	10	(1,187)	43
Net unrealized investment gains (losses)	126,575	(67,692)	32,210
Total	126,585	(68,879)	32,253
Less: Income tax expense (benefit) related to other comprehensive income (loss)	26,583	(14,464)	10,084
Other comprehensive income (loss), net of taxes	100,002	(54,415)	22,169
Comprehensive income (loss)	$136,757	$(23,134)	$57,426

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2016	$2,000	$209,786	$282,810	$12,161	$506,757
Contributed capital		1,300			1,300
Dividend to parent			(100,000)		(100,000)
Contributed (distributed) capital- parent/child asset transfers		875			875
Comprehensive income:
Net income (loss)			35,257		35,257
Other comprehensive income (loss), net of tax				22,169	22,169
Total comprehensive income (loss)					57,426
Balance, December 31, 2017	2,000	211,961	218,067	34,330	466,358
Cumulative effect of adoption of ASU 2016-01			372	(175)	197
Cumulative effect of adoption of ASU 2018-02			(5,893)	5,893	0
Contributed capital		1,300			1,300
Dividend to parent
Contributed (distributed) capital- parent/child asset transfers
Comprehensive income:
Net income (loss)			31,281		31,281
Other comprehensive income (loss), net of tax				(54,415)	(54,415)
Total comprehensive income (loss)					(23,134)
Balance, December 31, 2018	2,000	213,261	243,827	(14,367)	444,721
Cumulative effect of adoption of accounting changes (1)			(336)		(336)
Contributed capital		59,536			59,536
Dividend to parent			0		0
Contributed (distributed) capital- parent/child asset transfers		(4,776)			(4,776)
Comprehensive income:
Net income (loss)			36,755		36,755
Other comprehensive income (loss), net of tax				100,002	100,002
Total comprehensive income (loss)					136,757
Balance, December 31, 2019	$2,000	$268,021	$280,246	$85,635	$635,902
(1) Includes the impact from the adoption of ASUs 2017-08 and 2017-12. See Note 2.
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$36,755	$31,281	$35,257
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(26,433)	(21,780)	(9,816)
Interest credited to policyholders’ account balances	37,746	35,936	32,959
Realized investment (gains) losses, net	17,388	9,273	14,038
Amortization and other non-cash items	(10,762)	(7,850)	(10,893)
Change in:
Future policy benefits	256,062	201,654	192,407
Reinsurance recoverables	(246,914)	(209,954)	(194,653)
Accrued investment income	(1,775)	(1,184)	(751)
Net payables to/receivables from parent and affiliates	5,723	856	2,978
Deferred policy acquisition costs	(24,349)	(14,771)	(12,060)
Income taxes	(12,357)	(4,963)	(6,323)
Derivatives, net	1,194	(4,777)	7,191
Other, net	(3,014)	21,047	(1,314)
Cash flows from (used in) operating activities	29,264	34,768	49,020
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	72,095	73,692	191,284
Equity securities	3,353	1,939	5
Policy loans	27,022	23,009	21,743
Ceded policy loans	(1,576)	(1,990)	(2,015)
Short-term investments	0	0	32,985
Commercial mortgage and other loans	9,788	4,209	55,580
Other invested assets	1,679	2,502	2,875
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(166,382)	(167,311)	(263,909)
Fixed maturities, trading	(6,776)	0	0
Equity securities	(50)	(2,002)	(2,000)
Policy loans	(24,529)	(28,537)	(20,053)
Ceded policy loans	2,337	2,734	2,461
Short-term investments	0	0	(21,981)
Commercial mortgage and other loans	(33,817)	(1,595)	(15,623)
Other invested assets	(16,980)	(7,186)	(4,444)
Notes receivable from parent and affiliates, net	6,362	455	331
Derivatives, net	(561)	161	213
Other, net	(410)	(282)	(402)
Cash flows from (used in) investing activities	(128,445)	(100,202)	(22,950)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	553,804	555,153	503,455
Ceded policyholders’ account deposits	(342,648)	(337,536)	(332,727)
Policyholders’ account withdrawals	(342,230)	(311,159)	(268,989)
Ceded policyholders’ account withdrawals	224,910	187,237	155,696
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(221)	(12,505)	153
Dividend to parent	0	0	(100,000)
Contributed (distributed) capital - parent/child asset transfers	0	0	1,347
Net change in financing arrangements (maturities 90 days or less)	89	0	0
Drafts outstanding	(9,040)	10,067	2,629
Cash flows from (used in) financing activities	84,664	91,257	(38,436)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,517)	25,823	(12,366)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	70,441	44,618	56,984
CASH AND CASH EQUIVALENTS, END OF YEAR	$55,924	$70,441	$44,618
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$8,946	$4,910	$346
Interest paid	$100	$5	$3
Significant Non-Cash Transactions
In December of 2019, the Company received $60 million of non-cash assets from its parent, Pruco Life Insurance Company. See Note 13 for additional information. There were no significant non-cash transactions for the years ended December 31, 2018 and 2017.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements
1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Reinsurance, Ltd. ("Pruco Re") and Pruco Life. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business. The product risks related to the reinsured business are being managed in Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within Prudential Insurance.
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; fair value of embedded derivative instruments associated with index-linked features of certain universal life products; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI. The impact of this standard resulted in an increase to retained earnings of $372 thousand, a reduction to AOCI of $175 thousand, and an increase to equity of $197 thousand upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flows on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.
Deferred policy acquisition costs are directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Income taxes asset primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $5.9 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).
Other assets consist primarily of premiums due and deferred loss on reinsurance with affiliates.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other liabilities consist primarily of accrued expenses, reinsurance payables and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Pruco Life through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.
The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(10)
Decrease in Policyholders' benefits	10
Increase in Amortization of deferred policy acquisition costs	(2)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Statement of Financial Position were a $13 million increase in "Other liabilities", a $9 million increase in "Reinsurance recoverables", a $4 million decrease in "Policyholders’ account balances" and a $2 million decrease in "Deferred policy acquisition costs".

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2019, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during the year ended December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.	January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Financial Statements and Notes to the Financial Statements. The impact of the cumulative-effect adjustment to retained earnings was immaterial.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting. The ASU eliminates separate measurement and recording of hedge ineffectiveness. It requires entities to present the earnings effect of the hedging instrument in the same income statement line item in which the hedged item is reported and also requires expanded disclosures.
January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Financial Statements and Notes to the Financial Statements. The impact of the cumulative-effect adjustment to retained earnings and AOCI related to ineffectiveness of the hedge instruments outstanding at the date of the adoption was immaterial. See Note 4 for additional required disclosures.

ASU issued but not yet adopted as of December 31, 2019 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company's Financial Statements and Notes to the Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. This ASU will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record market risk benefit assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change that is attributable to changes in an entity’s non-performance risk ("NPR"), which is recognized in OCI.

An entity shall adopt the guidance for market risk benefits using the retrospective transition method which includes a cumulative-effect adjustment on the balance sheet as of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.

Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other ASUs issued but not yet adopted as of December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASC 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption was permitted beginning January 1, 2019.

Adoption of this guidance will result in 1) the recognition of an allowance for credit losses based on the current expected credit loss model on financial assets carried at amortized cost and certain off-balance sheet credit exposures; and 2) related adjustments to retained earnings. We expect the cumulative impact of the adoption to retained earnings, primarily attributable to the reserves for commercial mortgage and other loans, to be immaterial.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$14,983	$1,032	$0	$16,015	$0
Obligations of U.S. states and their political subdivisions	123,505	10,172	0	133,677	0
Foreign government bonds	70,287	6,993	0	77,280	0
U.S. public corporate securities	627,880	70,167	527	697,520	0
U.S. private corporate securities	222,952	10,416	153	233,215	0
Foreign public corporate securities	53,115	4,958	80	57,993	0
Foreign private corporate securities	161,597	4,505	2,210	163,892	0
Asset-backed securities(1)	17,816	753	27	18,542	0
Commercial mortgage-backed securities	141,593	5,796	0	147,389	0
Residential mortgage-backed securities(2)	4,068	509	4	4,573	(50)
Total fixed maturities, available-for-sale	$1,437,796	$115,301	$3,001	$1,550,096	$(50)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, and education loans.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$15,388	$940	$0	$16,328	$0
Obligations of U.S. states and their political subdivisions	121,031	1,830	555	122,306	0
Foreign government bonds	68,720	96	3,522	65,294	0
U.S. public corporate securities	486,872	8,798	14,945	480,725	0
U.S. private corporate securities	231,953	1,935	7,522	226,366	0
Foreign public corporate securities	49,684	476	1,945	48,215	0
Foreign private corporate securities	149,611	736	5,584	144,763	0
Asset-backed securities(1)	22,352	1,040	41	23,351	(40)
Commercial mortgage-backed securities	147,464	915	3,173	145,206	0
Residential mortgage-backed securities(2)	4,817	460	7	5,270	(66)
Total fixed maturities, available-for-sale	$1,297,892	$17,226	$37,294	$1,277,824	$(106)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$0	$0	$0	$0	$0	$0
Foreign government bonds	0	0	400	0	400	0
U.S. public corporate securities	16,892	190	1,073	337	17,965	527
U.S. private corporate securities	7,350	140	4,757	13	12,107	153
Foreign public corporate securities	2,054	23	2,427	57	4,481	80
Foreign private corporate securities	10,659	281	27,048	1,929	37,707	2,210
Asset-backed securities	1,488	12	2,985	15	4,473	27
Commercial mortgage-backed securities	0	0	0	0	0	0
Residential mortgage-backed securities	91	4	0	0	91	4
Total fixed maturities, available-for-sale	$38,534	$650	$38,690	$2,351	$77,224	$3,001

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$36,191	$356	$7,585	$199	$43,776	$555
Foreign government bonds	28,009	1,002	30,924	2,520	58,933	3,522
U.S. public corporate securities	182,958	7,696	124,396	7,249	307,354	14,945
U.S. private corporate securities	57,562	4,549	106,828	2,973	164,390	7,522
Foreign public corporate securities	20,062	695	16,791	1,250	36,853	1,945
Foreign private corporate securities	97,538	4,321	14,107	1,263	111,645	5,584
Asset-backed securities	7,762	41	0	0	7,762	41
Commercial mortgage-backed securities	26,453	163	61,338	3,010	87,791	3,173
Residential mortgage-backed securities	535	4	243	3	778	7
Total fixed maturities, available-for-sale	$457,070	$18,827	$362,212	$18,467	$819,282	$37,294

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

As of December 31, 2019 and 2018, the gross unrealized losses on fixed maturity securities were composed of $2.4 million and $31.0 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $0.6 million and $6.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $2.4 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and energy sectors. As of December 31, 2018, the $18.5 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company’s corporate securities within the finance, utility and consumer non-cyclical sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2019, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2019
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$32,713	$33,124
Due after one year through five years	180,902	184,943
Due after five years through ten years	248,373	256,672
Due after ten years	812,331	904,853
Asset-backed securities	17,816	18,542
Commercial mortgage-backed securities	141,593	147,389
Residential mortgage-backed securities	4,068	4,573
Total fixed maturities, available-for-sale	$1,437,796	$1,550,096
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$12,801	$3,530	$103,740
Proceeds from maturities/prepayments	59,294	70,152	87,544
Gross investment gains from sales and maturities	164	172	88
Gross investment losses from sales and maturities	(709)	(219)	(989)
OTTI recognized in earnings(2)	(5,474)	(125)	(80)

(1)	Includes $0.0 million, $0.0 million and $0.0 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2019	2018
	(in thousands)
Credit loss impairments:
Balance in OCI, beginning of period	$179	$561
New credit loss impairments	3,021	0
Increases due to the passage of time on previously recorded credit losses	22	30
Reductions for securities which matured, paid down, prepaid or were sold during the period	(19)	(412)
Reductions for securities impaired to fair value during the period(1)	(3,040)	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(74)	0
Balance in OCI, end of period	$89	$179

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $0.6 million and $(1.0) million during the years ended December 31, 2019 and 2018, respectively. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within "Other comprehensive income (loss)," was $0.2 million during the year ended December 31, 2017.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$47,568	33.2%	$41,775	35.2%
Hospitality	14,266	10.0	9,988	8.4
Industrial	18,907	13.2	12,264	10.3
Office	24,035	16.7	16,930	14.3
Other	18,853	13.2	19,024	16.0
Retail	16,174	11.3	13,838	11.6
Total commercial mortgage loans	139,803	97.6	113,819	95.8
Agricultural property loans	3,460	2.4	4,968	4.2
Total commercial mortgage and agricultural property loans by property type	143,263	100.0%	118,787	100.0%
Allowance for credit losses	(165)		(151)
Total commercial mortgage and other loans	$143,098		$118,636
As of December 31, 2019, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in New York (13%), Illinois (13%) and Texas (11%)) and included loans secured by properties in Europe (10%).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2016	$207	$2	$209
Addition to (release of) allowance for credit losses	(28)	(1)	(29)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$179	$1	$180
Addition to (release of) allowance for credit losses	(29)	0	(29)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$150	$1	$151
Addition to (release of) allowance for credit losses	14	0	14
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2019	$164	$1	$165
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2019
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	164	1	165
Total ending balance(1)	$164	$1	$165
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	139,803	3,460	143,263
Total ending balance(1)	$139,803	$3,460	$143,263

(1)	As of December 31, 2019, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	150	1	151
Total ending balance(1)	$150	$1	$151
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	113,819	4,968	118,787
Total ending balance(1)	$113,819	$4,968	$118,787

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$93,315	$1,131	$0	$94,446
60%-69.99%	42,726	1,877	0	44,603
70%-79.99%	2,695	1,519	0	4,214
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$138,736	$4,527	$0	$143,263

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$88,427	$1,210	$0	$89,637
60%-69.99%	19,975	5,513	0	25,488
70%-79.99%	2,102	1,560	0	3,662
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$110,504	$8,283	$0	$118,787

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$139,803	$0	$0	$0	$139,803	$0
Agricultural property loans	3,460	0	0	0	3,460	0
Total	$143,263	$0	$0	$0	$143,263	$0

(1)	As of December 31, 2019, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$113,819	$0	$0	$0	$113,819	$0
Agricultural property loans	4,968	0	0	0	4,968	0
Total	$118,787	$0	$0	$0	$118,787	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Company's investment in separate accounts	$3,418	$3,008
LPs/LLCs:
Equity method:
Private equity	26,609	15,081
Hedge funds	30,629	28,266
Real estate-related	4,154	1,385
Subtotal equity method	61,392	44,732
Fair value:
Private equity	774	920
Hedge funds	78	105
Real estate-related	2,490	1,856
Subtotal fair value	3,342	2,881
Total LPs/LLCs	64,734	47,613
Derivative instruments	21,384	7,792
Total other invested assets	$89,536	$58,413

As of both December 31, 2019 and 2018, the Company had no significant equity method investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale	$57,518	$52,235	$48,232
Fixed maturities, trading	376	322	306
Equity securities, at fair value	363	364	363
Commercial mortgage and other loans	5,130	5,006	6,088
Policy loans	11,458	11,071	10,618
Short-term investments and cash equivalents	997	655	457
Other invested assets	4,459	1,869	4,224
Gross investment income	80,301	71,522	70,288
Less: investment expenses	(3,513)	(3,711)	(3,637)
Net investment income	$76,788	$67,811	$66,651

The carrying value of non-income producing assets included less than $1 million in available-for-sale fixed maturities, as of December 31, 2019. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2019.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities(1)	$(6,019)	$(172)	$(981)
Equity securities(2)	0	0	(1)
Commercial mortgage and other loans	(14)	29	29
LPs/LLCs	(519)	49	16
Derivatives	(10,839)	(9,178)	(13,098)
Short-term investments and cash equivalents	3	(1)	(3)
Realized investment gains (losses), net	$(17,388)	$(9,273)	$(14,038)

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income.”
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2019	2018	2017
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$51	$143	$162
Fixed maturity securities, available-for-sale—all other	112,249	(20,211)	56,909
Equity securities, available-for-sale(1)	0	0	270
Derivatives designated as cash flow hedges(2)	3,193	1,793	(5,036)
Affiliated notes	480	509	682
Other investments	66	145	(288)
Net unrealized gains (losses) on investments	$116,039	$(17,621)	$52,699

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income.”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2019 and 2018, the Company had no repurchase agreements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2019			December 31, 2018
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	0	0	0	437	0	437
Foreign public corporate securities	2,481	0	2,481	2,265	0	2,265
Total cash collateral for loaned securities(1)	$2,481	$0	$2,481	$2,702	$0	$2,702

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,427	$2,640
Total securities pledged	$2,427	$2,640
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,481	$2,702
Total liabilities supported by the pledged collateral	$2,481	$2,702
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2019 and 2018, the fair value of this collateral was $0 million and $10 million, respectively, none of which had either been sold or repledged.
As of December 31, 2019 and 2018, there were available-for-sale fixed maturities of $0.5 million and $0.5 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities and index-linked universal life), which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements (previously reinsured to Pruco Re and Pruco Life) with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 1 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2019			December 31, 2018
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$131,212	$4,653	$(1,504)	$119,611	$3,787	$(2,271)
Total Derivatives Designated as Hedge Accounting Instruments:	$131,212	$4,653	$(1,504)	$119,611	$3,787	$(2,271)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$32,075	$3,005	$(5)	$59,075	$2,360	$0
Credit
Credit Default Swaps	0	0	0	756	0	(9)
Currency/Interest Rate
Foreign Currency Swaps	33,224	2,691	(579)	16,815	2,364	(111)
Foreign Currency
Foreign Currency Forwards	1,858	0	(36)	1,460	21	0
Equity
Equity Options	379,350	24,064	(10,919)	281,400	2,616	(749)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$446,507	$29,760	$(11,539)	$359,506	$7,361	$(869)
Total Derivatives (1)(2)	$577,719	$34,413	$(13,043)	$479,117	$11,148	$(3,140)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $761 million and $489 million as of December 31, 2019 and 2018, respectively included in “Future policy benefits” and $134 million and $2 million as of December 31, 2019 and 2018, respectively included in “Policyholders’ account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $761 million and $489 million as of December 31, 2019 and 2018, respectively.

(2)	Recorded in "Other invested assets" and "Other liabilities" on the Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$34,413	$(13,029)	$21,384	$(21,384)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$34,413	$(13,029)	$21,384	$(21,384)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$13,043	$(13,043)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$13,043	$(13,043)	$0	$0	$0

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$11,148	$(3,355)	$7,793	$(7,307)	$486
Securities purchased under agreements to resell	10,000	0	10,000	(10,000)	0
Total Assets	$21,148	$(3,355)	$17,793	$(17,307)	$486
Offsetting of Financial Liabilities:
Derivatives(1)	$3,140	$(3,140)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$3,140	$(3,140)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$569	$1,693	$(418)	$1,391
Total cash flow hedges	569	1,693	(418)	1,391
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,393	0	0	0
Currency	38	0	0	0
Currency/Interest Rate	216	0	(9)	0
Credit	(1)	0	0	0
Equity	10,544	0	0	0
Embedded Derivatives	(23,598)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(11,408)	0	(9)	0
Total	$(10,839)	$1,693	$(427)	$1,391

	Year Ended December 31, 2018(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(305)	$1,360	$638	$6,829
Total cash flow hedges	(305)	1,360	638	6,829
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(583)	0	0	0
Currency	98	0	0	0
Currency/Interest Rate	1,682	0	13	0
Credit	(2)	0	0	0
Equity	(3,793)	0	0	0
Embedded Derivatives	(6,275)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(8,873)	0	13	0
Total	$(9,178)	$1,360	$651	$6,829

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2017(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(68)	$814	$(873)	$(10,009)
Total cash flow hedges	(68)	814	(873)	(10,009)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	124	0	0	0
Currency	(106)	0	0	0
Currency/Interest Rate	(1,765)	0	(20)	0
Credit	(46)	0	0	0
Equity	3,497	0	0	0
Embedded Derivatives	(14,734)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(13,030)	0	(20)	0
Total	$(13,098)	$814	$(893)	$(10,009)

(1)	Net change in AOCI.

(2)	Prior period amounts have been updated to conform to current period presentation.
Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2016	$4,973
Amount recorded in AOCI
Currency/Interest Rate	(10,136)
Total amount recorded in AOCI	(10,136)
Amount reclassified from AOCI to income
Currency/Interest Rate	127
Total amount reclassified from AOCI to income	127
Balance, December 31, 2017	$(5,036)
Amount recorded in AOCI
Currency/Interest Rate	8,522
Total amount recorded in AOCI	8,522
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,693)
Total amount reclassified from AOCI to income	(1,693)
Balance, December 31, 2018	$1,793
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	9
Amount recorded in AOCI
Currency/Interest Rate	3,235
Total amount recorded in AOCI	3,235
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,844)
Total amount reclassified from AOCI to income	(1,844)
Balance, December 31, 2019	$3,193

(1)	See Note 2 for details.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2019 values, it is estimated that a pre-tax gain of $1.7 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2020.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2019 and 2018.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $1 million reported as of December 31, 2019 and 2018, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,015	$0	$0	$16,015
Obligations of U.S. states and their political subdivisions	0	133,677	0	0	133,677
Foreign government bonds	0	77,280	0	0	77,280
U.S. corporate public securities	0	697,520	0	0	697,520
U.S. corporate private securities	0	232,903	312	0	233,215
Foreign corporate public securities	0	57,993	0	0	57,993
Foreign corporate private securities	0	163,026	866	0	163,892
Asset-backed securities(2)	0	18,542	0	0	18,542
Commercial mortgage-backed securities	0	147,389	0	0	147,389
Residential mortgage-backed securities	0	4,573	0	0	4,573
Subtotal	0	1,548,918	1,178	0	1,550,096
Fixed maturities, trading	0	13,700	0	0	13,700
Equity securities	0	207	7,305	0	7,512
Cash equivalents	0	55,896	0	0	55,896
Other invested assets(3)	0	34,413	0	(13,029)	21,384
Reinsurance recoverables	0	0	760,558	0	760,558
Receivables from parent and affiliates	0	2,433	0	0	2,433
Subtotal excluding separate account assets	0	1,655,567	769,041	(13,029)	2,411,579
Separate account assets(4)(5)	0	13,927,275	0	0	13,927,275
Total assets	$0	$15,582,842	$769,041	$(13,029)	$16,338,854
Future policy benefits(6)	$0	$0	$760,558	$0	$760,558
Policyholders' account balances	0	0	133,793	0	133,793
Payables to parent and affiliates	0	13,043	0	(13,043)	0
Total liabilities	$0	$13,043	$894,351	$(13,043)	$894,351

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,328	$0	$0	$16,328
Obligations of U.S. states and their political subdivisions	0	122,306	0	0	122,306
Foreign government bonds	0	65,294	0	0	65,294
U.S. corporate public securities	0	480,725	0	0	480,725
U.S. corporate private securities	0	224,278	2,088	0	226,366
Foreign corporate public securities	0	48,215	0	0	48,215
Foreign corporate private securities	0	143,969	794	0	144,763
Asset-backed securities(2)	0	23,351	0	0	23,351
Commercial mortgage-backed securities	0	145,206	0	0	145,206
Residential mortgage-backed securities	0	5,270	0	0	5,270
Subtotal	0	1,274,942	2,882	0	1,277,824
Fixed maturities, trading	0	5,770	0	0	5,770
Equity securities	0	3,248	6,622	0	9,870
Cash equivalents	19,972	39,946	0	0	59,918
Other invested assets(3)	0	11,148	0	(3,355)	7,793
Reinsurance recoverables	0	0	488,825	0	488,825
Receivables from parent and affiliates	0	8,824	0	0	8,824
Subtotal excluding separate account assets	19,972	1,343,878	498,329	(3,355)	1,858,824
Separate account assets(4)(5)	0	11,648,322	0	0	11,648,322
Total assets	$19,972	$12,992,200	$498,329	$(3,355)	$13,507,146
Future policy benefits(6)	$0	$0	$488,825	$0	$488,825
Policyholders' account balances	0	0	1,949	0	1,949
Payables to parent and affiliates	0	3,140	0	(3,140)	0
Total liabilities	$0	$3,140	$490,774	$(3,140)	$490,774

(1)	“Netting” amounts represent cash collateral of $0.0 million and $0.2 million as of December 31, 2019 and 2018, respectively.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2019 and 2018, the fair values of such investments were $3.3 million and $2.9 million, respectively.

(4)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2019 and 2018, the fair value of such investments was $1,977 million and $1,734 million respectively.

(5)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Statements of Financial Position.

(6)
As of December 31, 2019, the net embedded derivative liability position of $761 million includes $60 million of embedded derivatives in an asset position and $821 million of embedded derivatives in a liability position. As of December 31, 2018, the net embedded derivative liability position of $489 million includes $60 million of embedded derivatives in an asset position and $549 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. The determination of these risk premiums requires the use of management’s judgment, and hence these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	As of December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Reinsurance recoverables	$760,558	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$760,558	Discounted cash flow	Lapse rate(5)	1%	18%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Utilization rate(7)	43%	97%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	13%	23%		Increase
Policyholders' account balances(4)	$133,793	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	10%	23%		Increase
	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$2,882	Discounted cash flow	Discount rate	7%	16.33%	9.93%	Decrease
Reinsurance recoverables	$488,825	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$488,825	Discounted cash flow	Lapse rate(5)	1%	13%		Decrease
			Spread over LIBOR(6)	0.36%	1.60%		Decrease
			Utilization rate(7)	50%	97%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale.

(3)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(4)
Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.

(6)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

(7)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(8)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2019 and 2018, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(9)
The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$2,882	$(2,133)	$428	$0	$0	$(638)	$0	$639	$0	$1,178	$(4,880)
Structured securities(4)	0	442	0	(10)	0	(68)	0	24,960	(25,324)	0	0
Other assets:
Equity securities	6,622	683	0	0	0	0	0	0	0	7,305	683
Reinsurance recoverables	488,825	174,913	96,820	0	0	0	0	0	0	760,558	191,215
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(488,825)	(174,913)	0	0	(96,820)	0	0	0	0	(760,558)	(191,215)
Policyholders' account balances(5)	(1,949)	(108,588)	0	0	(23,256)	0	0	0	0	(133,793)	(107,158)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(4,895)	$0	$3,018	$186	$(4,880)	$0
Other assets:
Equity securities	0	683	0	0	0	683
Reinsurance recoverables	174,913	0	0	0	191,215	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	(174,913)	0	0	0	(191,215)	0
Policyholders' account balances	(108,588)	0	0	0	(107,158)	0

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$14,516	$(2,881)	$555	$(45)	$0	$(9,263)	$0	$0	$0	$2,882	$0
Structured securities(4)	11,575	(28)	9,797	(196)	0	(2,693)	0	196	(18,651)	0	0
Other assets:
Equity securities	7,428	(806)	0	0	0	0	0	0	0	6,622	(806)
Reinsurance recoverables	472,157	(70,180)	86,848	0	0	0	0	0	0	488,825	(54,376)
Receivables from parent and affiliates	0	(18)	0	0	0	0	0	6,047	(6,029)	0	0
Liabilities:
Future policy benefits	(472,157)	70,180	0	0	(86,848)	0	0	0	0	(488,825)	54,376
Policyholders' account balances(5)	(5,463)	3,567	0	0	0	(53)	0	0	0	(1,949)	3,567

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$160	$0	$(3,222)	$153	$0	$0
Other assets:
Equity securities	0	(806)	0	0	0	(806)
Reinsurance recoverables	(70,180)	0	0	0	(54,376)	0
Receivables from parent and affiliates	0	0	(18)	0	0	0
Liabilities:
Future policy benefits	70,180	0	0	0	54,376	0
Policyholders' account balances	3,567	0	0	0	3,567	0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2017, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2017.

	Year Ended December 31, 2017
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$5	$0	$81	$165	$(62)	$0
Other assets:
Equity securities	0	696	0	0	0	696
Reinsurance recoverables	(44,680)	0	0	0	(31,829)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	44,680	0	0	0	31,829	0
Policyholders' account balances	(3,421)	0	0	0	(3,421)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(4)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(5)	Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$148,855	$148,855	$143,098
Policy loans	0	0	211,986	211,986	211,986
Cash and cash equivalents	28	0	0	28	28
Accrued investment income	0	19,539	0	19,539	19,539
Reinsurance recoverables	0	0	26,400	26,400	26,286
Receivables from parent and affiliates	0	30,387	0	30,387	30,387
Other assets	0	3,071	0	3,071	3,071
Total assets	$28	$52,997	$387,241	$440,266	$434,395
Liabilities:
Policyholders’ account balances - investment contracts	$0	$192,239	$40,475	$232,714	$232,600
Cash collateral for loaned securities	0	2,481	0	2,481	2,481
Short-term debt to affiliates	0	89	0	89	89
Payables to parent and affiliates	0	24,958	0	24,958	24,958
Other liabilities	0	41,310	0	41,310	41,310
Total liabilities	$0	$261,077	$40,475	$301,552	$301,438

	December 31, 2018
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$119,659	$119,659	$118,636
Policy loans	0	0	206,448	206,448	206,448
Cash and cash equivalents	523	10,000	0	10,523	10,523
Accrued investment income	0	17,764	0	17,764	17,764
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	31,564	0	31,564	31,564
Other assets	0	4,193	0	4,193	4,193
Total assets	$523	$63,521	$326,107	$390,151	$389,128
Liabilities:
Policyholders’ account balances - investment contracts	$0	$179,239	$40,349	$219,588	$220,553
Cash collateral for loaned securities	0	2,702	0	2,702	2,702
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	20,413	0	20,413	20,413
Other liabilities	0	58,357	0	58,357	58,357
Total liabilities	$0	$260,711	$40,349	$301,060	$302,025

(1)
Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2019	2018	2017
	(in thousands)
Balance, beginning of year	$165,478	$145,451	$135,759
Capitalization of commissions, sales and issue expenses	39,199	30,742	24,599
Amortization- Impact of assumption and experience unlocking and true-ups	(5,341)	(6,328)	(2,875)
Amortization- All other	(9,509)	(9,644)	(9,663)
Change in unrealized investment gains and losses	(11,014)	5,257	(2,369)
Balance, end of year	$178,813	$165,478	$145,451

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Life insurance	$1,505,953	$1,299,165
Individual annuities and supplementary contracts	32,057	27,619
Other contract liabilities	764,949	493,308
Total future policy benefits	$2,302,959	$1,820,092
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.9% to 3.3%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Interest-sensitive life contracts	$1,851,262	$1,767,831
Individual annuities	360,497	345,790
Guaranteed interest accounts	20,111	22,088
Other	192,250	179,249
Total policyholders’ account balances	$2,424,120	$2,314,958
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.5% to 4.1%. Interest crediting rates range from 0.5% to 3.5% for other.
8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2019 and 2018, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2019		December 31, 2018
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$9,457,044	N/A	$7,954,281	N/A
Net amount at risk	$2,624	N/A	$66,895	N/A
Average attained age of contractholders	67 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$1,974,634	$10,662,525	$1,820,257	$9,082,737
Net amount at risk	$1,784	$174,773	$148,719	$381,856
Average attained age of contractholders	69 years	68 years	68 years	66 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2019	December 31, 2018
	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$866,213	$768,008
General account value	$1,040,548	$943,528
Net amount at risk	$18,594,133	$18,364,626
Average attained age of contractholders	54 years	54 years

(1)	Balances are gross of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2019(1)	December 31, 2018(1)
	(in thousands)
Equity funds	$5,909,051	$4,884,603
Bond funds	5,016,141	4,419,587
Money market funds	167,616	145,921
Total	$11,092,808	$9,450,111

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $339 million at December 31, 2019 and $324 million at December 31, 2018 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2019, 2018 and 2017, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB, and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2016	$10,635	$137,319	$1,116	$434,713	$583,783
Incurred guarantee benefits(1)	893	47,907	(570)	37,443	85,673
Paid guarantee benefits	(154)	(250)	(11)	0	(415)
Change in unrealized investment gains and losses	161	11,265	2	0	11,428
Balance at December 31, 2017	11,535	196,241	537	472,156	680,469
Incurred guarantee benefits(1)	1,913	52,918	10	16,669	71,510
Paid guarantee benefits	(964)	(5,636)	0	0	(6,600)
Change in unrealized investment gains and losses	(216)	(18,681)	(4)	0	(18,901)
Balance at December 31, 2018	12,268	224,842	543	488,825	726,478
Incurred guarantee benefits(1)	2,846	115,994	68	271,733	390,641
Paid guarantee benefits	63	(15,638)	(50)	0	(15,625)
Change in unrealized investment gains and losses	459	51,351	5	0	51,815
Balance at December 31, 2019	$15,636	$376,549	$566	$760,558	$1,153,309

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2019 and 2018 because they were fully ceded.
9.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”), its parent companies, Pruco Life and Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2019	2018
	(in thousands)
Reinsurance recoverables	$3,200,642	$2,723,518
Policy loans	(18,627)	(17,297)
Deferred policy acquisition costs	(736,575)	(754,569)
Deferred sales inducements	(47,423)	(52,875)
Other assets	16,540	17,959
Other liabilities	93,557	65,225
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2019	December 31, 2018
	(in thousands)
Prudential Insurance	$1,245,450	$924,847
PAR U	1,027,304	922,904
PARCC	458,441	480,627
PAR Term	219,757	205,972
Term Re	190,633	156,303
DART	38,651	13,367
Pruco Life	16,428	15,013
Unaffiliated	3,978	4,485
Total reinsurance recoverables	$3,200,642	$2,723,518

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2019	2018	2017
	(in thousands)
Premiums:
Direct	$248,613	$238,622	$231,167
Ceded	(235,682)	(225,615)	(217,200)
Net premiums	12,931	13,007	13,967
Policy charges and fee income:
Direct	405,167	361,697	409,874
Ceded(1)	(339,432)	(299,130)	(365,671)
Net policy charges and fee income	65,735	62,567	44,203
Net investment income:
Direct	77,462	68,467	67,243
Ceded	(674)	(656)	(592)
Net investment income	76,788	67,811	66,651
Asset administration fees:
Direct	38,013	36,214	38,743
Ceded	(32,169)	(30,858)	(29,668)
Net asset administration fees	5,844	5,356	9,075
Realized investment gains (losses), net:
Direct	(184,219)	70,414	41,810
Ceded	166,831	(79,687)	(55,848)
Realized investment gains (losses), net	(17,388)	(9,273)	(14,038)
Policyholders’ benefits (including change in reserves):
Direct	436,729	296,335	291,003
Ceded(2)	(411,116)	(276,506)	(278,748)
Net policyholders’ benefits (including change in reserves)	25,613	19,829	12,255
Interest credited to policyholders’ account balances:
Direct	67,354	67,490	54,624
Ceded	(29,608)	(31,554)	(21,665)
Net interest credited to policyholders’ account balances	37,746	35,936	32,959
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(182,460)	$(161,905)	$(165,870)

(1)	Includes $(4) million of unaffiliated activity for each of the years ended December 31, 2019, 2018 and 2017.

(2)	Includes $(2) million, $(4) million and $(0.2) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2019	2018	2017
	(in thousands)
Direct gross life insurance face amount in force	$148,591,760	$140,943,939	$136,020,588
Reinsurance ceded	(135,331,837)	(128,863,466)	(123,974,595)
Net life insurance face amount in force	$13,259,923	$12,080,473	$12,045,993

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily Universal Life business, and such business was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. Effective April 1, 2016 the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principle-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Under this agreement the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them with Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, excluding those policies that are subject to principle-based reserving.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$7,030	$8,435	$4,514
Total	7,030	8,435	4,514
Deferred tax expense (benefit):
U.S. Federal	(10,442)	(8,488)	(10,452)
Total	(10,442)	(8,488)	(10,452)
Income tax expense (benefit) from operations	(3,412)	(53)	(5,938)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	26,583	(14,464)	10,084
Additional paid-in capital	0	0	471
Total income tax expense (benefit)	$23,171	$(14,517)	$4,617
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Expected federal income tax expense	$7,002	$6,559	$10,262
Non-taxable investment income	(6,578)	(5,171)	(15,687)
Tax credits	(3,689)	(3,525)	(2,611)
Domestic production activities deduction, net	0	0	(1,045)
Changes in tax law	0	(61)	2,507
Settlements with taxing authorities	0	2,098	0
Other	(147)	47	636
Reported income tax expense (benefit)	$(3,412)	$(53)	$(5,938)
Effective tax rate	(10.2)%	(0.2)%	(20.3)%

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2019, 2018 and 2017 was (10.2)%, (0.2)% and (20.3)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the Company's effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $2.5 million tax expense in “Income tax expense (benefit)” in the Company’s Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.1 million decrease in income tax expense for a total of $2.4 million recognized from the reduction in net deferred tax assets to reflect the reduction in the U.S. tax rate from 35% to 21%.
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $6 million of the total $7 million of 2019 non-taxable investment income, $5 million of the total $5 million of 2018 non-taxable investment income, and $15 million of the total $16 million of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets:
Insurance reserves	$29,213	$19,049
Net unrealized loss on securities	0	4,077
Deferred policy acquisition cost	9,720	6,653
Employee benefits	840	0
Other	393	440
Deferred tax assets	40,166	30,219
Deferred tax liabilities:
Net unrealized gain on securities	23,698	0
Investments	5,677	5,364
Deferred tax liabilities	29,375	5,364
Net deferred tax asset (liability)	$10,791	$24,855

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2019, and 2018. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $33 million, $31 million and $29 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2019	2018	2017
	(in thousands)
Balance at January 1,	$0	$3,019	$948
Increases in unrecognized tax benefits-prior years	0	0	1,237
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	834
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	(3,019)	0
Balance at December 31,	$0	$0	$3,019
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$3,019
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2019, the Company remains subject to examination in the U.S. for tax years 2015 through 2019.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

11.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2016	$(70)	$12,231	$12,161
Change in OCI before reclassifications	43	31,228	31,271
Amounts reclassified from AOCI	0	982	982
Income tax benefit (expense)	(15)	(10,069)	(10,084)
Balance, December 31, 2017	$(42)	$34,372	$34,330
Change in OCI before reclassifications	(1,187)	(66,171)	(67,358)
Amounts reclassified from AOCI	0	(1,521)	(1,521)
Income tax benefit (expense)	248	14,216	14,464
Cumulative effect of adoption of ASU 2016-01	0	(175)	(175)
Cumulative effect of adoption of ASU 2018-02	(8)	5,901	5,893
Balance, December 31, 2018	$(989)	$(13,378)	$(14,367)
Change in OCI before reclassifications	10	122,400	122,410
Amounts reclassified from AOCI	0	4,175	4,175
Income tax benefit (expense)	(2)	(26,581)	(26,583)
Balance, December 31, 2019	$(981)	$86,616	$85,635

(1)	Includes cash flow hedges of $3 million, $2 million and $(5) million as of December 31, 2019, 2018 and 2017, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$1,844	$1,693	$(127)
Net unrealized investment gains (losses) on available-for-sale securities(4)	(6,019)	(172)	(855)
Total net unrealized investment gains (losses)	(4,175)	1,521	(982)
Total reclassifications for the period	$(4,175)	$1,521	$(982)

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale, certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$147	$162	$134	$(155)	$288
Net investment gains (losses) on investments arising during the period	23	0	0	(7)	16
Reclassification adjustment for (gains) losses included in net income	(12)	0	0	4	(8)
Reclassification adjustment for OTTI losses excluded from net income(1)	4	0	0	(1)	3
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(225)	0	80	(145)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(25)	9	(16)
Balance, December 31, 2017	$162	$(63)	$109	$(70)	$138
Net investment gains (losses) on investments arising during the period	3	0	0	(1)	2
Reclassification adjustment for (gains) losses included in net income	(22)	0	0	5	(17)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	9	0	(2)	7
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(67)	14	(53)
Balance, December 31, 2018	$143	$(54)	$42	$(54)	$77
Net investment gains (losses) on investments arising during the period	(532)	0	0	112	(420)
Reclassification adjustment for (gains) losses included in net income	647	0	0	(136)	511
Reclassification adjustment for OTTI losses excluded from net income(1)	(207)	0	0	43	(164)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	22	0	(5)	17
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(8)	2	(6)
Balance, December 31, 2019	$51	$(32)	$34	$(38)	$15

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$18,666	$(6,408)	$6,115	$(6,430)	$11,943
Net investment gains (losses) on investments arising during the period	34,845	0	0	(10,920)	23,925
Reclassification adjustment for (gains) losses included in net income	(970)	0	0	304	(666)
Reclassification adjustment for OTTI losses excluded from net income(2)	(4)	0	0	1	(3)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	6,443	0	(2,293)	4,150
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(7,869)	2,754	(5,115)
Balance, December 31, 2017	$52,537	$35	$(1,754)	$(16,584)	$34,234
Net investment gains (losses) on investments arising during the period	(68,532)	0	0	14,392	(54,140)
Reclassification adjustment for (gains) losses included in net income	(1,499)	0	0	315	(1,184)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	3,134	0	(658)	2,476
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(718)	151	(567)
Cumulative effect of adoption of ASU 2016-01	(270)	0	0	95	(175)
Cumulative effect of adoption of ASU 2018-02	0	0	0	5,901	5,901
Balance, December 31, 2018	$(17,764)	$3,169	$(2,472)	$3,612	$(13,455)
Net investment gains (losses) on investments arising during the period	130,017	0	0	(27,303)	102,714
Reclassification adjustment for (gains) losses included in net income	3,528	0	0	(741)	2,787
Reclassification adjustment for OTTI losses excluded from net income(2)	207	0	0	(43)	164
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	5,836	0	(1,226)	4,610
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(12,935)	2,716	(10,219)
Balance, December 31, 2019	$115,988	$9,005	$(15,407)	$(22,985)	$86,601

(1)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(2)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.
12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $38 million, $33 million and $33 million for the years ended December 31, 2019, 2018 and 2017, respectively. Statutory surplus of the Company amounted to $339 million and $234 million at December 31, 2019 and 2018, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $43 million in 2020 without prior approval. The Company paid dividends to Pruco Life of $0 million, $0 million and $100 million in 2019, 2018 and 2017, respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2019, 2018 and 2017. The expense charged to the Company for the deferred compensation program was $0.6 million, $0.7 million and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $2 million, $3 million and $3 million for each of the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $3 million, $3 million and $4 million for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2019, 2018 and 2017.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $78 million, $73 million and $62 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $13 million, $8 million and $8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Corporate-Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,743 million at December 31, 2019 and $2,239 million at December 31, 2018. Fees related to these COLI policies were $26 million, $25 million and $25 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $2 million for each of the years ended December 31, 2019, 2018 and 2017. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $37 million and $33 million as of December 31, 2019 and 2018, respectively. "Net investment income" related to these ventures includes a gain of $2 million, $0.3 million and $2 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $32 million, $31 million and $29 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $6 million, $5 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2019	2018
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$0	$6,001
U.S. dollar fixed rate notes	2026	-	2027	0.00%	-	14.85%	2,433	2,823
Total long-term notes receivable - affiliated(1)							$2,433	$8,824

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million and $0.1 million for the year end December 31, 2019 and 2018, respectively, and is included in “Other assets”. Revenues related to these loans were $0.2 million, $0.3 million and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2019 and 2018:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
Gibraltar Universal Life Reinsurance Company	May 2018	Purchase	Fixed Maturities	$17,904	$17,904	$0	$0
Prudential Annuities Life Assurance Corporation	April 2019	Sale	Equity Securities	$3,293	$2,995	$0	$298
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. The short team debt was $0.1 million as of December 31, 2019. There was no debt outstanding for 2018 and 2017.
The total interest expense to the Company related to loans payable to affiliates was $0.1 million, $0.0 million and $0.0 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Contributed Capital and Dividends
In December 2019, the Company receive capital contribution in the amount of $60 million from Pruco Life. In March of 2018 and 2017, the Company received capital contributions in the amount of $1 million from Pruco Life.
Through 2019 and 2018, the Company did not pay any dividends. In June of 2017, the Company paid a dividend in the amount of $100 million to Pruco Life.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2019, there were $4 million outstanding commitments to fund commercial loans, and none as of December 31, 2018. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2019 and 2018, $48 million and $41 million, respectively, of these commitments were outstanding.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two of its subsidiaries violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2019
Total revenues	$38,475	$43,080	$36,173	$30,804
Total benefits and expenses	27,353	33,388	27,560	26,888
Income (loss) from operations before income taxes	11,122	9,692	8,613	3,916
Net income (loss)	$10,545	$10,497	$8,366	$7,347
2018
Total revenues	$41,606	$40,709	$22,789	$35,368
Total benefits and expenses	30,839	33,648	15,100	29,657
Income (loss) from operations before income taxes	10,767	7,061	7,689	5,711
Net income (loss)	$10,020	$6,316	$7,539	$7,406

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2019 and 2018, and the related statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2019 including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As discussed in Note 13 to the financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates, who are related parties.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 5, 2020

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2019 and 2018, and the related Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2019, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 3)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3) (a)	Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 7)

(b) (1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 9)

(b) (2)	List of Broker Dealers selling under original Selling Agreement. (Note 10).

(b) (3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 10)

(4) (a)
Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C) P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). (Note 9)

(b)	Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 9)

(c)	Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 9)

(d)	Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 9)

(e)	Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 9)

(f)	Form of 403B Annuity Endorsement P-END-403 NY (02/10). (Note 9)

(g)	Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 9)

(h)	Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 9)

(i)	Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 9)

(j)	Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 9)

(k)	Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10). (Note 9)

(l)	Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)). (Note 9)

(m)	Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09). (Note 8)

(n)	Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09). (Note 8)

(o)	Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 9)

(p)	Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 9)

(q)	Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). (Note 9)

(r)	Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY). (Note 9)

(s)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(08/10) -NY). (Note 11)

(t)	Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (Note 12)

(u)	Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)- NY). (Note 12)

(v)	Medically-Related Surrender Endorsement P-END-MRS (2/10) NY. (Note 13)

(w)	Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY. (Note 13)

(x)	Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-HAB-7-12)-NY. (Note 14)

(y)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-8-12)-NY. (Note 14)

(z)	Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)-NY. (Note 14)

(aa)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-HAB-8-12)-NY. (Note 14)

(ab)	Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY. (Note 15)

(ac)	Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-RID-HD HAB(2-13)-NY. (Note 15)

(ad)	Amendatory Tax Endorsement. (Note 17)

(5) (a)	Form of Application form for the Contract P-VAA NY (02/10). (Note 9)

(b)	Form of Application form for the Contract P-IBVAA NY (02/10). (Note 9)

(c)	Form of Application for the Contract P-VAA (7/12) NY. (Note 14)

(d)	Form of Applications for the Contract ORD202826-NY and Beneficiary Contract ORD202828-NY (2/13). (Note 15)

(6) (a)	Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. (Note 4)

(b)	By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

(c)	Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 16)

(d)	Certificate of Amendment to the Certificate of Incorporation dated September 3, 2019. (Note 19)

(7) (c)	Annuity Reinsurance Agreements between Depositor and: Pruco Reinsurance Ltd for HDI 2.0. (Note 17)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)
Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. (Note 9)

(b)	Copy of Franklin Templeton Fund Participation Agreement. (Note 9)

(c)	Shareholder Information Agreement (Sample Rule 22C-2). (Note 6)

(d)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. (Note 17)

(e)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC (Note 18)

(9)	Opinion of Counsel. (Note 2)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners—Not Applicable.

(13)	Powers of Attorney:

(a)	Caroline A. Feeney (Note 1)
(b)    Salene Hitchcock-Gear (Note 1)
(c)    Dylan J. Tyson (Note 1)
(d)    Candace J. Woods (Note 1)
(e)    Susan M. Mann (Note 1)

(f)	Nandini Mongia (Note 18)

(Note 1)	Filed Herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 333-162678, filed October 26, 2009 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3)	Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5)	Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6)
Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7)
Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14)	Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15)	Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16)
Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, Registration No. 333-18053 filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 17)	Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18)	Incorporated by reference to Post-Effective Amendment No. 26 to Registration No. 333-162678, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19)	Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 5, 2020 on behalf of Pruco Life Insurance Company of New Jersey.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 14, 2020, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2020, there were 5,585 Qualified contract owners and 1,869 Non-Qualified contract owners of the X series, 23,563 Qualified contract owners and 8,788 Non-Qualified contract owners of the B series, 7,261 Qualified contract owners and 3,203 Non-Qualified contract owners of the L series, and 543 Qualified contract owners and 354 Non-Qualified contract owners of the C series.
ITEM 28. INDEMNIFICATION:

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Matthew Sun 213 Washington Street Newark, New Jersey 07102-2917	Treasurer
Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
William Wilcox 280 Trumbull Street Hartford, Connecticut 06103-3509	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

ITEM 29. PRINCIPAL UNDERWRITERS:

(c)	Commissions received by PAD during 2019 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION

Prudential Annuities Distributors, Inc.*	$77,870,844.85	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

EXHIBITS

Exhibit No.	Description

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(3) (a)
Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b) (1)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b) (2)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b) (3)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162678, filed on April 19, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(4) (a)
Form of Prudential Premier Retirement Variable Annuity X Series, L Series, B Series contract and Form of Prudential Premier Retirement Variable Annuity C Series contract (including schedule pages for each X, L, B, and C) P-BLX/INDNY (2/10) and P-CR/INDNY (2/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(e)
Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(f)
Form of 403B Annuity Endorsement P-END-403 NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(g)
Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(h)
Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(i)
Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(j)
Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(k)
Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(l)
Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(m)
Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09). Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(n)
Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09). Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(o)
Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(p)
Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(q)
Form of Beneficiary Annuity Endorsement (P-END-BENE NY (2/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(r)
Form of Beneficiary Annuity Schedules (including schedule pages for each X, L, B, and C (P-B-DCD-IND(2-10)NY, P-L-DCD-IND(2/10)NY, P-X-DCD-IND(2/10)NY, and P-C-DCD-IND(2/10)NY). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(s)
Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(08/10) -NY). Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-162678, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(t)
Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(u)
Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD (1/11)- NY). Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162678, filed on December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(v)
Medically-Related Surrender Endorsement P-END-MRS (2/10) NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(w)
Medically-Related Surrender Schedule P-SCH-MRS (2/10) NY. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-170468, filed on April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(x)
Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-HAB-7-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(y)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-8-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(z)
Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(aa)
Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-HD-HAB-8-12)-NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ab)
Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY. Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ac)
Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-RID-HD HAB(2-13)-NY. Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(ad)
Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(5) (a)
Form of Application form for the Contract P-VAA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Form of Application form for the Contract P-IBVAA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Form of Application for the Contract P-VAA (7/12) NY. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-162678, filed August 1, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Form of Applications for the Contract ORD202826-NY and Beneficiary Contract ORD202828-NY (2/13). Incorporated by reference to Post-Effective Amendment No. 16 to Registration No. 333-162678, filed February 14, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(6) (a)
Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended. Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(b)
By-laws of Pruco Life Insurance Company of New Jersey. Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(c)
Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, Registration No. 333-18053 filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(d)
Certificate of Amendment to the Certificate of Incorporation dated September 3, 2019. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 5, 2020 on behalf of Pruco Life Insurance Company of New Jersey.

(7) (c)
Annuity Reinsurance Agreements between Depositor and: Pruco Reinsurance Ltd for HDI 2.0. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(8) (a)
Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(b)
Copy of Franklin Templeton Fund Participation Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 4, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(c)
Shareholder Information Agreement (Sample Rule 22C-2). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(d)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162678, filed April 15, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(e)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 26 to Registration No. 333-162678, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Incorporated by reference to Form N-4, Registration No. 333-162678, filed October 26, 2009 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(10)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(13)(a)	Power of Attorney for Caroline A. Feeney. Filed Herewith.

(13)(b)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith.

(13)(c)	Power of Attorney for Dylan J. Tyson. Filed Herewith.

(13)(d)	Power of Attorney for Candace J. Woods. Filed Herewith.

(13)(e)	Power of Attorney for Susan M. Mann. Filed Herewith.

(13)(f)
Power of Attorney for Nandini Mongia. Incorporated by reference to Post-Effective Amendment No. 26 to Registration No. 333-162678, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 7th day of April 2020.
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 7, 2020
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 7, 2020
Susan M. Mann
Director
Markus Coombs
Nandini Mongia*	Director	April 7, 2020
Nandini Mongia
Candace J. Woods*	Director	April 7, 2020
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 7, 2020
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 7, 2020
Caroline A. Feeney

By:	/s/Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.